UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04118

Fidelity Securities Fund

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2026

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Value Fund Fidelity® Small Cap Value Fund : FCPVX

This annual shareholder report contains information about Fidelity® Small Cap Value Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Small Cap Value Fund	$ 88	0.75%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, both security selection and sector positioning detracted from the fund's performance versus the Russell 2000 Value Index for the fiscal year, led by materials. Also hurting our result were stock picking and underweights in financials, primarily within the insurance industry, as well as energy.
•The biggest individual relative detractor was our non-benchmark stake in Parsons (-41%), which was among the fund's largest holdings this period. A non-benchmark stake in Baldwin Insurance returned approximately -24% and also hurt. Not owning TTM Technologies, a benchmark component that gained about 305%, was another notable relative detractor.
•In contrast, the biggest contributors to performance versus the benchmark were stock picking and an overweight in information technology, primarily semiconductors & semiconductor equipment firms. Picks in health care, especially the health care equipment & services industry, also boosted relative performance, as did stock selection and an underweight in utilities.
•The top individual relative contributor was an overweight in MaxLinear (+409%), a stake we established this period. A non-benchmark position in BrightSpring Health Services (+189%), where we decreased our investment this period, helped as well. Another notable relative contributor was an overweight in Penguin Solutions (+133%). This period we decreased our investment in the stock.
•Notable changes in positioning include higher allocations to the materials and health care sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Small Cap Value Fund	36.35%	10.45%	11.57%
Russell 2000® Value Index	40.53%	9.03%	10.31%
Russell 3000® Index	19.60%	11.82%	14.56%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$5,462,747,425
Number of Holdings	110
Total Advisory Fee	$35,429,025
Portfolio Turnover	134%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	27.5
Industrials	15.9
Consumer Discretionary	12.5
Health Care	9.5
Real Estate	8.3
Energy	6.7
Information Technology	6.6
Materials	6.1
Utilities	3.8
Consumer Staples	2.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.3
Short-Term Investments and Net Other Assets (Liabilities) - 0.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.6
Canada - 3.8
Bermuda - 2.8
Switzerland - 0.8

TOP HOLDINGS (% of Fund's net assets)
UMB Financial Corp	2.6
Old National Bancorp/IN	2.3
Ryan Specialty Holdings Inc Class A	2.0
CareTrust REIT Inc	2.0
FNB Corp/PA	1.9
Compass Inc Class A	1.9
Bank of Nt Butterfield & Son Ltd/The (United States)	1.9
Primerica Inc	1.8
Sunoco LP	1.8
Axis Capital Holdings Ltd	1.8
20.0
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Performance adjustment fee	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913470.102    1389-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Value Fund Fidelity Advisor® Small Cap Value Fund Class Z : FIKNX

This annual shareholder report contains information about Fidelity® Small Cap Value Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 80	0.67%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, both security selection and sector positioning detracted from the fund's performance versus the Russell 2000 Value Index for the fiscal year, led by materials. Also hurting our result were stock picking and underweights in financials, primarily within the insurance industry, as well as energy.
•The biggest individual relative detractor was our non-benchmark stake in Parsons (-41%), which was among the fund's largest holdings this period. A non-benchmark stake in Baldwin Insurance returned approximately -24% and also hurt. Not owning TTM Technologies, a benchmark component that gained about 305%, was another notable relative detractor.
•In contrast, the biggest contributors to performance versus the benchmark were stock picking and an overweight in information technology, primarily semiconductors & semiconductor equipment firms. Picks in health care, especially the health care equipment & services industry, also boosted relative performance, as did stock selection and an underweight in utilities.
•The top individual relative contributor was an overweight in MaxLinear (+409%), a stake we established this period. A non-benchmark position in BrightSpring Health Services (+189%), where we decreased our investment this period, helped as well. Another notable relative contributor was an overweight in Penguin Solutions (+133%). This period we decreased our investment in the stock.
•Notable changes in positioning include higher allocations to the materials and health care sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	36.43%	10.57%	11.73%
Russell 2000® Value Index	40.53%	9.03%	9.21%
Russell 3000® Index	19.60%	11.82%	13.93%
A   From October 2, 2018

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$5,462,747,425
Number of Holdings	110
Total Advisory Fee	$35,429,025
Portfolio Turnover	134%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	27.5
Industrials	15.9
Consumer Discretionary	12.5
Health Care	9.5
Real Estate	8.3
Energy	6.7
Information Technology	6.6
Materials	6.1
Utilities	3.8
Consumer Staples	2.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.3
Short-Term Investments and Net Other Assets (Liabilities) - 0.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.6
Canada - 3.8
Bermuda - 2.8
Switzerland - 0.8

TOP HOLDINGS (% of Fund's net assets)
UMB Financial Corp	2.6
Old National Bancorp/IN	2.3
Ryan Specialty Holdings Inc Class A	2.0
CareTrust REIT Inc	2.0
FNB Corp/PA	1.9
Compass Inc Class A	1.9
Bank of Nt Butterfield & Son Ltd/The (United States)	1.9
Primerica Inc	1.8
Sunoco LP	1.8
Axis Capital Holdings Ltd	1.8
20.0
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Performance adjustment fee	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913471.102    3303-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Value Fund Fidelity Advisor® Small Cap Value Fund Class M : FCVTX

This annual shareholder report contains information about Fidelity® Small Cap Value Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 152	1.29%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, both security selection and sector positioning detracted from the fund's performance versus the Russell 2000 Value Index for the fiscal year, led by materials. Also hurting our result were stock picking and underweights in financials, primarily within the insurance industry, as well as energy.
•The biggest individual relative detractor was our non-benchmark stake in Parsons (-41%), which was among the fund's largest holdings this period. A non-benchmark stake in Baldwin Insurance returned approximately -24% and also hurt. Not owning TTM Technologies, a benchmark component that gained about 305%, was another notable relative detractor.
•In contrast, the biggest contributors to performance versus the benchmark were stock picking and an overweight in information technology, primarily semiconductors & semiconductor equipment firms. Picks in health care, especially the health care equipment & services industry, also boosted relative performance, as did stock selection and an underweight in utilities.
•The top individual relative contributor was an overweight in MaxLinear (+409%), a stake we established this period. A non-benchmark position in BrightSpring Health Services (+189%), where we decreased our investment this period, helped as well. Another notable relative contributor was an overweight in Penguin Solutions (+133%). This period we decreased our investment in the stock.
•Notable changes in positioning include higher allocations to the materials and health care sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	30.87%	9.10%	10.60%
Class M (without 3.50% sales charge)	35.61%	9.88%	11.00%
Russell 2000® Value Index	40.53%	9.03%	10.31%
Russell 3000® Index	19.60%	11.82%	14.56%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$5,462,747,425
Number of Holdings	110
Total Advisory Fee	$35,429,025
Portfolio Turnover	134%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	27.5
Industrials	15.9
Consumer Discretionary	12.5
Health Care	9.5
Real Estate	8.3
Energy	6.7
Information Technology	6.6
Materials	6.1
Utilities	3.8
Consumer Staples	2.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.3
Short-Term Investments and Net Other Assets (Liabilities) - 0.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.6
Canada - 3.8
Bermuda - 2.8
Switzerland - 0.8

TOP HOLDINGS (% of Fund's net assets)
UMB Financial Corp	2.6
Old National Bancorp/IN	2.3
Ryan Specialty Holdings Inc Class A	2.0
CareTrust REIT Inc	2.0
FNB Corp/PA	1.9
Compass Inc Class A	1.9
Bank of Nt Butterfield & Son Ltd/The (United States)	1.9
Primerica Inc	1.8
Sunoco LP	1.8
Axis Capital Holdings Ltd	1.8
20.0
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Performance adjustment fee	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913468.102    1386-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Value Fund Fidelity Advisor® Small Cap Value Fund Class I : FCVIX

This annual shareholder report contains information about Fidelity® Small Cap Value Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 94	0.79%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, both security selection and sector positioning detracted from the fund's performance versus the Russell 2000 Value Index for the fiscal year, led by materials. Also hurting our result were stock picking and underweights in financials, primarily within the insurance industry, as well as energy.
•The biggest individual relative detractor was our non-benchmark stake in Parsons (-41%), which was among the fund's largest holdings this period. A non-benchmark stake in Baldwin Insurance returned approximately -24% and also hurt. Not owning TTM Technologies, a benchmark component that gained about 305%, was another notable relative detractor.
•In contrast, the biggest contributors to performance versus the benchmark were stock picking and an overweight in information technology, primarily semiconductors & semiconductor equipment firms. Picks in health care, especially the health care equipment & services industry, also boosted relative performance, as did stock selection and an underweight in utilities.
•The top individual relative contributor was an overweight in MaxLinear (+409%), a stake we established this period. A non-benchmark position in BrightSpring Health Services (+189%), where we decreased our investment this period, helped as well. Another notable relative contributor was an overweight in Penguin Solutions (+133%). This period we decreased our investment in the stock.
•Notable changes in positioning include higher allocations to the materials and health care sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	36.28%	10.43%	11.56%
Russell 2000® Value Index	40.53%	9.03%	10.31%
Russell 3000® Index	19.60%	11.82%	14.56%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$5,462,747,425
Number of Holdings	110
Total Advisory Fee	$35,429,025
Portfolio Turnover	134%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	27.5
Industrials	15.9
Consumer Discretionary	12.5
Health Care	9.5
Real Estate	8.3
Energy	6.7
Information Technology	6.6
Materials	6.1
Utilities	3.8
Consumer Staples	2.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.3
Short-Term Investments and Net Other Assets (Liabilities) - 0.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.6
Canada - 3.8
Bermuda - 2.8
Switzerland - 0.8

TOP HOLDINGS (% of Fund's net assets)
UMB Financial Corp	2.6
Old National Bancorp/IN	2.3
Ryan Specialty Holdings Inc Class A	2.0
CareTrust REIT Inc	2.0
FNB Corp/PA	1.9
Compass Inc Class A	1.9
Bank of Nt Butterfield & Son Ltd/The (United States)	1.9
Primerica Inc	1.8
Sunoco LP	1.8
Axis Capital Holdings Ltd	1.8
20.0
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Performance adjustment fee	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913469.102    1387-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Value Fund Fidelity Advisor® Small Cap Value Fund Class C : FCVCX

This annual shareholder report contains information about Fidelity® Small Cap Value Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 211	1.79%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, both security selection and sector positioning detracted from the fund's performance versus the Russell 2000 Value Index for the fiscal year, led by materials. Also hurting our result were stock picking and underweights in financials, primarily within the insurance industry, as well as energy.
•The biggest individual relative detractor was our non-benchmark stake in Parsons (-41%), which was among the fund's largest holdings this period. A non-benchmark stake in Baldwin Insurance returned approximately -24% and also hurt. Not owning TTM Technologies, a benchmark component that gained about 305%, was another notable relative detractor.
•In contrast, the biggest contributors to performance versus the benchmark were stock picking and an overweight in information technology, primarily semiconductors & semiconductor equipment firms. Picks in health care, especially the health care equipment & services industry, also boosted relative performance, as did stock selection and an underweight in utilities.
•The top individual relative contributor was an overweight in MaxLinear (+409%), a stake we established this period. A non-benchmark position in BrightSpring Health Services (+189%), where we decreased our investment this period, helped as well. Another notable relative contributor was an overweight in Penguin Solutions (+133%). This period we decreased our investment in the stock.
•Notable changes in positioning include higher allocations to the materials and health care sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	33.96%	9.31%	10.60%
Class C	34.96%	9.31%	10.60%
Russell 2000® Value Index	40.53%	9.03%	10.31%
Russell 3000® Index	19.60%	11.82%	14.56%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$5,462,747,425
Number of Holdings	110
Total Advisory Fee	$35,429,025
Portfolio Turnover	134%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	27.5
Industrials	15.9
Consumer Discretionary	12.5
Health Care	9.5
Real Estate	8.3
Energy	6.7
Information Technology	6.6
Materials	6.1
Utilities	3.8
Consumer Staples	2.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.3
Short-Term Investments and Net Other Assets (Liabilities) - 0.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.6
Canada - 3.8
Bermuda - 2.8
Switzerland - 0.8

TOP HOLDINGS (% of Fund's net assets)
UMB Financial Corp	2.6
Old National Bancorp/IN	2.3
Ryan Specialty Holdings Inc Class A	2.0
CareTrust REIT Inc	2.0
FNB Corp/PA	1.9
Compass Inc Class A	1.9
Bank of Nt Butterfield & Son Ltd/The (United States)	1.9
Primerica Inc	1.8
Sunoco LP	1.8
Axis Capital Holdings Ltd	1.8
20.0
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Performance adjustment fee	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913467.102    1385-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Value Fund Fidelity Advisor® Small Cap Value Fund Class A : FCVAX

This annual shareholder report contains information about Fidelity® Small Cap Value Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 123	1.04%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, both security selection and sector positioning detracted from the fund's performance versus the Russell 2000 Value Index for the fiscal year, led by materials. Also hurting our result were stock picking and underweights in financials, primarily within the insurance industry, as well as energy.
•The biggest individual relative detractor was our non-benchmark stake in Parsons (-41%), which was among the fund's largest holdings this period. A non-benchmark stake in Baldwin Insurance returned approximately -24% and also hurt. Not owning TTM Technologies, a benchmark component that gained about 305%, was another notable relative detractor.
•In contrast, the biggest contributors to performance versus the benchmark were stock picking and an overweight in information technology, primarily semiconductors & semiconductor equipment firms. Picks in health care, especially the health care equipment & services industry, also boosted relative performance, as did stock selection and an underweight in utilities.
•The top individual relative contributor was an overweight in MaxLinear (+409%), a stake we established this period. A non-benchmark position in BrightSpring Health Services (+189%), where we decreased our investment this period, helped as well. Another notable relative contributor was an overweight in Penguin Solutions (+133%). This period we decreased our investment in the stock.
•Notable changes in positioning include higher allocations to the materials and health care sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	28.13%	8.85%	10.61%
Class A (without 5.75% sales charge)	35.95%	10.15%	11.27%
Russell 2000® Value Index	40.53%	9.03%	10.31%
Russell 3000® Index	19.60%	11.82%	14.56%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$5,462,747,425
Number of Holdings	110
Total Advisory Fee	$35,429,025
Portfolio Turnover	134%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	27.5
Industrials	15.9
Consumer Discretionary	12.5
Health Care	9.5
Real Estate	8.3
Energy	6.7
Information Technology	6.6
Materials	6.1
Utilities	3.8
Consumer Staples	2.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.3
Short-Term Investments and Net Other Assets (Liabilities) - 0.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.6
Canada - 3.8
Bermuda - 2.8
Switzerland - 0.8

TOP HOLDINGS (% of Fund's net assets)
UMB Financial Corp	2.6
Old National Bancorp/IN	2.3
Ryan Specialty Holdings Inc Class A	2.0
CareTrust REIT Inc	2.0
FNB Corp/PA	1.9
Compass Inc Class A	1.9
Bank of Nt Butterfield & Son Ltd/The (United States)	1.9
Primerica Inc	1.8
Sunoco LP	1.8
Axis Capital Holdings Ltd	1.8
20.0
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Performance adjustment fee	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913466.102    1383-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Growth K6 Fund Fidelity® Small Cap Growth K6 Fund : FOCSX

This annual shareholder report contains information about Fidelity® Small Cap Growth K6 Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Small Cap Growth K6 Fund	$ 70	0.60%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000 Growth Index for the fiscal year, especially within information technology. Picks in industrials, primarily within the capital goods industry, also boosted relative performance. Also bolstering our relative result were stock selection and an underweight in financials, primarily within the financial services industry.
•The top individual relative contributor was an overweight in Xometry (+155%). The company was among the fund's largest holdings. A second notable relative contributor was an overweight in Aehr Test Systems (+352%). Another notable relative contributor was our underweight stake in Hims & Hers Health (-44%). This period we increased our position in Hims & Hers Health.
•In contrast, the biggest detractor from performance versus the benchmark was security selection in communication services. Stock selection in consumer discretionary also hampered the fund's result. Also hurting our result was an overweight in industrials.
•The biggest individual relative detractor was our stake in Gogo (-69%). The stock was not held at period end. A non-benchmark stake in Monday.com returned -30% and was a second notable relative detractor. The stock was not held at period end. Our stake in Fluor (-30%) also detracted. The stock was not held at period end.
•Notable changes in positioning include increased exposure to the health care sector and a lower allocation to industrials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 25, 2017 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Small Cap Growth K6 Fund	33.33%	8.10%	14.02%
Russell 2000® Growth Index	28.42%	5.07%	10.03%
Russell 3000® Index	19.60%	11.82%	14.39%
A   From May 25, 2017

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,592,726,052
Number of Holdings	355
Total Advisory Fee	$24,229,816
Portfolio Turnover	101%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Health Care	31.2
Industrials	19.2
Information Technology	18.5
Consumer Discretionary	10.0
Financials	9.2
Energy	2.5
Real Estate	2.2
Consumer Staples	1.8
Materials	1.3
Communication Services	1.0
Utilities	0.2

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.2
Domestic Equity Funds - 1.8
Preferred Stocks - 0.9
Bonds - 0.0
Preferred Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 1.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.3
Canada - 1.5
United Kingdom - 1.5
Germany - 0.6
Taiwan - 0.5
Israel - 0.5
Netherlands - 0.5
Italy - 0.4
Australia - 0.4
Others - 1.8

TOP HOLDINGS (% of Fund's net assets)
iShares Russell 2000 Growth ETF	1.8
BrightSpring Health Services Inc	1.4
Enova International Inc	1.1
Cogent Biosciences Inc	1.1
InterDigital Inc	1.1
Intapp Inc	1.1
Rush Street Interactive Inc Class A	0.9
Oscar Health Inc Class A	0.9
Xometry Inc Class A	0.9
Spyre Therapeutics Inc	0.8
11.1
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913550.102    2957-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Growth Fund Fidelity® Small Cap Growth Fund : FCPGX

This annual shareholder report contains information about Fidelity® Small Cap Growth Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Small Cap Growth Fund	$ 100	0.86%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection and market selection were the primary contributors to the fund's performance versus the Russell 2000® Growth Index for the fiscal year, led by health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Stock selection and underweights in information technology and consumer staples also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in BrightSpring Health Services (+188%). The company was the fund's largest holding at period end. A second notable relative contributor was an overweight in Aehr Test Systems (+352%). We reduced the fund's stake in Aehr this period. A non-benchmark position in Lumentum Holdings gained 360% and notably helped. The stock was not held at period end.
•In contrast, the biggest detractor from performance versus the benchmark was security selection in consumer discretionary. Security selection in communication services also hampered the fund's result. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was our stake in Gogo (-69%). The stock was not held at period end. The second-largest relative detractor was our stake in Modine Manufacturing (+23%). The stock was not held at period end. Not owning Semtech, a benchmark component that gained 193%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to the health care sector and a lower allocation to industrials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Small Cap Growth Fund	33.19%	7.78%	14.25%
Russell 2000® Growth Index	28.42%	5.07%	10.59%
Russell 3000® Index	19.60%	11.82%	14.56%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$8,797,590,172
Number of Holdings	352
Total Advisory Fee	$66,769,020
Portfolio Turnover	97%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Health Care	32.0
Industrials	19.5
Information Technology	18.5
Consumer Discretionary	10.7
Financials	9.5
Energy	2.4
Real Estate	2.2
Consumer Staples	1.8
Materials	1.3
Communication Services	1.0
Utilities	0.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.1
Preferred Stocks - 1.1
Bonds - 0.0
Preferred Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 0.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.2
United Kingdom - 1.6
Canada - 1.4
Germany - 0.6
Taiwan - 0.5
Netherlands - 0.5
Italy - 0.5
Israel - 0.5
Australia - 0.4
Others - 1.8

TOP HOLDINGS (% of Fund's net assets)
BrightSpring Health Services Inc	1.5
Enova International Inc	1.2
Cogent Biosciences Inc	1.1
InterDigital Inc	1.0
Intapp Inc	1.0
Rush Street Interactive Inc Class A	1.0
Spyre Therapeutics Inc	0.9
Oscar Health Inc Class A	0.9
Xometry Inc Class A	0.9
Fanatics Inc Class A	0.9
10.4
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913464.102    1388-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Growth Fund Fidelity Advisor® Small Cap Growth Fund Class Z : FIDGX

This annual shareholder report contains information about Fidelity® Small Cap Growth Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 92	0.79%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection and market selection were the primary contributors to the fund's performance versus the Russell 2000® Growth Index for the fiscal year, led by health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Stock selection and underweights in information technology and consumer staples also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in BrightSpring Health Services (+188%). The company was the fund's largest holding at period end. A second notable relative contributor was an overweight in Aehr Test Systems (+352%). We reduced the fund's stake in Aehr this period. A non-benchmark position in Lumentum Holdings gained 360% and notably helped. The stock was not held at period end.
•In contrast, the biggest detractor from performance versus the benchmark was security selection in consumer discretionary. Security selection in communication services also hampered the fund's result. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was our stake in Gogo (-69%). The stock was not held at period end. The second-largest relative detractor was our stake in Modine Manufacturing (+23%). The stock was not held at period end. Not owning Semtech, a benchmark component that gained 193%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to the health care sector and a lower allocation to industrials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 1, 2017 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	33.26%	7.89%	14.20%
Russell 2000® Growth Index	28.42%	5.07%	10.30%
Russell 3000® Index	19.60%	11.82%	14.61%
A   From February 1, 2017

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$8,797,590,172
Number of Holdings	352
Total Advisory Fee	$66,769,020
Portfolio Turnover	97%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Health Care	32.0
Industrials	19.5
Information Technology	18.5
Consumer Discretionary	10.7
Financials	9.5
Energy	2.4
Real Estate	2.2
Consumer Staples	1.8
Materials	1.3
Communication Services	1.0
Utilities	0.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.1
Preferred Stocks - 1.1
Bonds - 0.0
Preferred Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 0.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.2
United Kingdom - 1.6
Canada - 1.4
Germany - 0.6
Taiwan - 0.5
Netherlands - 0.5
Italy - 0.5
Israel - 0.5
Australia - 0.4
Others - 1.8

TOP HOLDINGS (% of Fund's net assets)
BrightSpring Health Services Inc	1.5
Enova International Inc	1.2
Cogent Biosciences Inc	1.1
InterDigital Inc	1.0
Intapp Inc	1.0
Rush Street Interactive Inc Class A	1.0
Spyre Therapeutics Inc	0.9
Oscar Health Inc Class A	0.9
Xometry Inc Class A	0.9
Fanatics Inc Class A	0.9
10.4
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913465.102    2891-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Growth Fund Fidelity Advisor® Small Cap Growth Fund Class M : FCTGX

This annual shareholder report contains information about Fidelity® Small Cap Growth Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 163	1.40%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection and market selection were the primary contributors to the fund's performance versus the Russell 2000® Growth Index for the fiscal year, led by health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Stock selection and underweights in information technology and consumer staples also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in BrightSpring Health Services (+188%). The company was the fund's largest holding at period end. A second notable relative contributor was an overweight in Aehr Test Systems (+352%). We reduced the fund's stake in Aehr this period. A non-benchmark position in Lumentum Holdings gained 360% and notably helped. The stock was not held at period end.
•In contrast, the biggest detractor from performance versus the benchmark was security selection in consumer discretionary. Security selection in communication services also hampered the fund's result. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was our stake in Gogo (-69%). The stock was not held at period end. The second-largest relative detractor was our stake in Modine Manufacturing (+23%). The stock was not held at period end. Not owning Semtech, a benchmark component that gained 193%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to the health care sector and a lower allocation to industrials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	27.80%	6.44%	13.24%
Class M (without 3.50% sales charge)	32.44%	7.20%	13.64%
Russell 2000® Growth Index	28.42%	5.07%	10.59%
Russell 3000® Index	19.60%	11.82%	14.56%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$8,797,590,172
Number of Holdings	352
Total Advisory Fee	$66,769,020
Portfolio Turnover	97%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Health Care	32.0
Industrials	19.5
Information Technology	18.5
Consumer Discretionary	10.7
Financials	9.5
Energy	2.4
Real Estate	2.2
Consumer Staples	1.8
Materials	1.3
Communication Services	1.0
Utilities	0.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.1
Preferred Stocks - 1.1
Bonds - 0.0
Preferred Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 0.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.2
United Kingdom - 1.6
Canada - 1.4
Germany - 0.6
Taiwan - 0.5
Netherlands - 0.5
Italy - 0.5
Israel - 0.5
Australia - 0.4
Others - 1.8

TOP HOLDINGS (% of Fund's net assets)
BrightSpring Health Services Inc	1.5
Enova International Inc	1.2
Cogent Biosciences Inc	1.1
InterDigital Inc	1.0
Intapp Inc	1.0
Rush Street Interactive Inc Class A	1.0
Spyre Therapeutics Inc	0.9
Oscar Health Inc Class A	0.9
Xometry Inc Class A	0.9
Fanatics Inc Class A	0.9
10.4
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913462.102    1381-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Growth Fund Fidelity Advisor® Small Cap Growth Fund Class I : FCIGX

This annual shareholder report contains information about Fidelity® Small Cap Growth Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 105	0.90%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection and market selection were the primary contributors to the fund's performance versus the Russell 2000® Growth Index for the fiscal year, led by health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Stock selection and underweights in information technology and consumer staples also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in BrightSpring Health Services (+188%). The company was the fund's largest holding at period end. A second notable relative contributor was an overweight in Aehr Test Systems (+352%). We reduced the fund's stake in Aehr this period. A non-benchmark position in Lumentum Holdings gained 360% and notably helped. The stock was not held at period end.
•In contrast, the biggest detractor from performance versus the benchmark was security selection in consumer discretionary. Security selection in communication services also hampered the fund's result. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was our stake in Gogo (-69%). The stock was not held at period end. The second-largest relative detractor was our stake in Modine Manufacturing (+23%). The stock was not held at period end. Not owning Semtech, a benchmark component that gained 193%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to the health care sector and a lower allocation to industrials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	33.13%	7.74%	14.23%
Russell 2000® Growth Index	28.42%	5.07%	10.59%
Russell 3000® Index	19.60%	11.82%	14.56%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$8,797,590,172
Number of Holdings	352
Total Advisory Fee	$66,769,020
Portfolio Turnover	97%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Health Care	32.0
Industrials	19.5
Information Technology	18.5
Consumer Discretionary	10.7
Financials	9.5
Energy	2.4
Real Estate	2.2
Consumer Staples	1.8
Materials	1.3
Communication Services	1.0
Utilities	0.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.1
Preferred Stocks - 1.1
Bonds - 0.0
Preferred Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 0.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.2
United Kingdom - 1.6
Canada - 1.4
Germany - 0.6
Taiwan - 0.5
Netherlands - 0.5
Italy - 0.5
Israel - 0.5
Australia - 0.4
Others - 1.8

TOP HOLDINGS (% of Fund's net assets)
BrightSpring Health Services Inc	1.5
Enova International Inc	1.2
Cogent Biosciences Inc	1.1
InterDigital Inc	1.0
Intapp Inc	1.0
Rush Street Interactive Inc Class A	1.0
Spyre Therapeutics Inc	0.9
Oscar Health Inc Class A	0.9
Xometry Inc Class A	0.9
Fanatics Inc Class A	0.9
10.4
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913463.102    1382-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Growth Fund Fidelity Advisor® Small Cap Growth Fund Class C : FCCGX

This annual shareholder report contains information about Fidelity® Small Cap Growth Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 221	1.90%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection and market selection were the primary contributors to the fund's performance versus the Russell 2000® Growth Index for the fiscal year, led by health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Stock selection and underweights in information technology and consumer staples also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in BrightSpring Health Services (+188%). The company was the fund's largest holding at period end. A second notable relative contributor was an overweight in Aehr Test Systems (+352%). We reduced the fund's stake in Aehr this period. A non-benchmark position in Lumentum Holdings gained 360% and notably helped. The stock was not held at period end.
•In contrast, the biggest detractor from performance versus the benchmark was security selection in consumer discretionary. Security selection in communication services also hampered the fund's result. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was our stake in Gogo (-69%). The stock was not held at period end. The second-largest relative detractor was our stake in Modine Manufacturing (+23%). The stock was not held at period end. Not owning Semtech, a benchmark component that gained 193%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to the health care sector and a lower allocation to industrials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	30.82%	6.67%	13.24%
Class C	31.82%	6.67%	13.24%
Russell 2000® Growth Index	28.42%	5.07%	10.59%
Russell 3000® Index	19.60%	11.82%	14.56%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$8,797,590,172
Number of Holdings	352
Total Advisory Fee	$66,769,020
Portfolio Turnover	97%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Health Care	32.0
Industrials	19.5
Information Technology	18.5
Consumer Discretionary	10.7
Financials	9.5
Energy	2.4
Real Estate	2.2
Consumer Staples	1.8
Materials	1.3
Communication Services	1.0
Utilities	0.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.1
Preferred Stocks - 1.1
Bonds - 0.0
Preferred Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 0.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.2
United Kingdom - 1.6
Canada - 1.4
Germany - 0.6
Taiwan - 0.5
Netherlands - 0.5
Italy - 0.5
Israel - 0.5
Australia - 0.4
Others - 1.8

TOP HOLDINGS (% of Fund's net assets)
BrightSpring Health Services Inc	1.5
Enova International Inc	1.2
Cogent Biosciences Inc	1.1
InterDigital Inc	1.0
Intapp Inc	1.0
Rush Street Interactive Inc Class A	1.0
Spyre Therapeutics Inc	0.9
Oscar Health Inc Class A	0.9
Xometry Inc Class A	0.9
Fanatics Inc Class A	0.9
10.4
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913461.102    1379-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Small Cap Growth Fund Fidelity Advisor® Small Cap Growth Fund Class A : FCAGX

This annual shareholder report contains information about Fidelity® Small Cap Growth Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 135	1.16%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection and market selection were the primary contributors to the fund's performance versus the Russell 2000® Growth Index for the fiscal year, led by health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Stock selection and underweights in information technology and consumer staples also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in BrightSpring Health Services (+188%). The company was the fund's largest holding at period end. A second notable relative contributor was an overweight in Aehr Test Systems (+352%). We reduced the fund's stake in Aehr this period. A non-benchmark position in Lumentum Holdings gained 360% and notably helped. The stock was not held at period end.
•In contrast, the biggest detractor from performance versus the benchmark was security selection in consumer discretionary. Security selection in communication services also hampered the fund's result. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was our stake in Gogo (-69%). The stock was not held at period end. The second-largest relative detractor was our stake in Modine Manufacturing (+23%). The stock was not held at period end. Not owning Semtech, a benchmark component that gained 193%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to the health care sector and a lower allocation to industrials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	25.14%	6.21%	13.26%
Class A (without 5.75% sales charge)	32.78%	7.47%	13.93%
Russell 2000® Growth Index	28.42%	5.07%	10.59%
Russell 3000® Index	19.60%	11.82%	14.56%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$8,797,590,172
Number of Holdings	352
Total Advisory Fee	$66,769,020
Portfolio Turnover	97%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Health Care	32.0
Industrials	19.5
Information Technology	18.5
Consumer Discretionary	10.7
Financials	9.5
Energy	2.4
Real Estate	2.2
Consumer Staples	1.8
Materials	1.3
Communication Services	1.0
Utilities	0.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.1
Preferred Stocks - 1.1
Bonds - 0.0
Preferred Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 0.8

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.2
United Kingdom - 1.6
Canada - 1.4
Germany - 0.6
Taiwan - 0.5
Netherlands - 0.5
Italy - 0.5
Israel - 0.5
Australia - 0.4
Others - 1.8

TOP HOLDINGS (% of Fund's net assets)
BrightSpring Health Services Inc	1.5
Enova International Inc	1.2
Cogent Biosciences Inc	1.1
InterDigital Inc	1.0
Intapp Inc	1.0
Rush Street Interactive Inc Class A	1.0
Spyre Therapeutics Inc	0.9
Oscar Health Inc Class A	0.9
Xometry Inc Class A	0.9
Fanatics Inc Class A	0.9
10.4
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913460.102    1377-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026
Fidelity® Series Small Cap Opportunities Fund Fidelity® Series Small Cap Opportunities Fund : FSOPX

This annual shareholder report contains information about Fidelity® Series Small Cap Opportunities Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Small Cap Opportunities Fund	$ 0 A	0.00%B
AAmount represents less than $.50
BAmount represents less than 0.005%

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 2000® Index for the fiscal year, led by health care, where our stock picks in pharmaceuticals, biotechnology & life sciences helped most. Stock picks in information technology, primarily within the technology hardware & equipment industry also boosted the fund's relative performance.
•The fund's non-benchmark stake in Ciena gained 390% and was the top individual relative contributor. The stock was not held at period end. A second notable relative contributor was an overweight in IES Holdings (+116%). This period we decreased our investment in IES Holdings. The stock was the fund's biggest holding at period end. An overweight in Advanced Energy Industries (+108%) also contributed. This period we decreased our investment in Advanced Energy Industries. The stock was one of the fund's largest holdings this period.
•In contrast, the biggest detractors from performance versus the benchmark were picks and an underweight in financials. An overweight in consumer discretionary, primarily within the consumer discretionary distribution & retail industry, also hampered the fund's result. Also detracting from our result was stock selection in real estate, primarily within the real estate management & development industry. Lastly, the fund's position in cash detracted.
•Not owning Bloom Energy, a benchmark component that gained 574%, was the largest individual relative detractor. The second-largest relative detractor was our stake in Simply Good Foods (-60%). The stock was not held at period end. Another notable relative detractor was our non-benchmark stake in Colliers International Group (-35%).
•Notable changes in positioning include higher allocations to the energy and health care sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Series Small Cap Opportunities Fund	37.69%	11.85%	12.97%
Russell 2000® Index	34.18%	7.11%	10.64%
Russell 3000® Index	19.60%	11.82%	14.56%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,582,046,489
Number of Holdings	234
Total Advisory Fee	$0
Portfolio Turnover	48%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Health Care	19.6
Financials	18.8
Industrials	17.7
Consumer Discretionary	11.5
Information Technology	11.3
Energy	6.5
Materials	4.8
Real Estate	4.7
Utilities	2.0
Consumer Staples	1.4
Communication Services	0.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.0
Short-Term Investments and Net Other Assets (Liabilities) - 1.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 90.2
Canada - 3.2
Puerto Rico - 1.3
United Kingdom - 0.9
Thailand - 0.8
Switzerland - 0.6
Netherlands - 0.6
Taiwan - 0.5
Chile - 0.4
Others - 1.5

TOP HOLDINGS (% of Fund's net assets)
IES Holdings Inc	1.8
Sanmina Corp	1.5
PBF Energy Inc Class A	1.3
First BanCorp/Puerto Rico	1.3
FirstCash Holdings Inc	1.3
Terex Corp	1.3
Primerica Inc	1.2
Laureate Education Inc	1.1
SOUTHSTATE BANK CORP	1.1
Herc Holdings Inc	1.0
12.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913472.102    1799-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Series Real Estate Income Fund Fidelity® Series Real Estate Income Fund : FSREX

This annual shareholder report contains information about Fidelity® Series Real Estate Income Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Real Estate Income Fund	$ 0 A	0.00%B
AAmount represents less than $.50
BAmount represents less than 0.005%

What affected the Fund's performance this period?

•Real estate securities experienced often-fluctuating market conditions throughout the 12 months ending July 31, 2026. The category significantly lagged the broader equity market, as investors often favored higher-growth opportunities. Three fixed-income real estate segments - real estate bonds, commercial mortgage-backed securities and preferred stocks - each produced a low- to mid-single-digit gain.
•Against this backdrop, security selection contributed to the fund's performance versus the Fidelity Real Estate Income Composite IndexSM, a 60/25/15 blend of the ICE BofA® US Real Estate Index, the MSCI REIT Preferred Index and the Bloomberg U.S. CMBS ex-AAA Index.
•Selection among preferred stocks, real estate bonds and CMBS all helped relative performance. An overweight in CMBS modestly helped.
•The largest individual relative contributor was a preferred stock position in Lexington Realty.
•In contrast, the fund's underweight in preferred stocks slightly detracted from the fund's relative performance for the fiscal year.
•The largest individual relative detractor was a preferred stock holding in DigitalBridge Group.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Series Real Estate Income Fund	5.27%	3.70%	5.41%
Fidelity Series Real Estate Income Composite Index℠	4.02%	0.86%	3.10%
ICE® BofA® US High Yield Constrained Index	5.02%	4.00%	5.40%
Bloomberg U.S. Universal Bond Index	3.02%	0.00%	1.74%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$294,787,735
Number of Holdings	352
Total Advisory Fee	$0
Portfolio Turnover	12%
What did the Fund invest in?
(as of July 31, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

AAA - 0.6
AA - 0.7
A - 11.7
BBB - 30.5
BB - 11.5
B - 5.2
CCC,CC,C - 4.1
Not Rated - 12.0
Equities - 18.2
Short-Term Investments and Net Other Assets (Liabilities) - 5.5

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 52.9
CMOs and Other Mortgage Related Securities - 20.2
Preferred Stocks - 18.2
Asset-Backed Securities - 1.9
Bank Loan Obligations - 1.3
Common Stocks - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 5.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 99.8
Canada - 0.2

TOP HOLDINGS (% of Fund's net assets)
American Tower Corp	4.0
Crown Castle Inc	3.1
Prologis LP	3.1
Simon Property Group LP	2.6
American Homes 4 Rent LP	2.4
Extra Space Storage LP	2.3
Realty Income Corp	1.9
GLP Capital LP / GLP Financing II Inc	1.8
BX 2019 Trust	1.8
Phillips Edison Grocery Center Operating Partnership I LP	1.7
24.7
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544 .

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913514.102    2277-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Series Blue Chip Growth Fund Fidelity® Series Blue Chip Growth Fund : FSBDX

This annual shareholder report contains information about Fidelity® Series Blue Chip Growth Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Blue Chip Growth Fund	$ 0 A	0.00%B
AAmount represents less than $.50
BAmount represents less than 0.005%

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark Russell 1000 Growth Index for the fiscal year, especially within information technology. Stock picking in consumer discretionary also boosted the fund's relative performance. Also bolstering our relative result were stock picks and an overweight in communication services.
•The top individual relative contributor was an overweight in Marvell Technology (+137%). The second-largest relative contributor was an overweight in Space Exploration Technologies (+157%). The stock was among our biggest holdings. Another notable relative contributor was our stake in Micron Technology (+628%). This was an investment we established this period. The company was one of the fund's biggest holdings at period end.
•In contrast, the biggest detractor from performance versus the benchmark was an overweight in consumer discretionary. An underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's result. Also hurting our result were picks in financials.
•The largest individual relative detractor was an underweight in Lam Research (+211%). This was a position we established this period. A second notable relative detractor was an underweight in Advanced Micro Devices (+170%). This period we increased our investment in Advanced Micro Devices. Another notable relative detractor was our stake in Netflix (-38%). This period we decreased our investment in Netflix. The company was one of our biggest holdings this period.
•Notable changes in positioning include increased exposure to the industrials sector and a lower allocation to consumer discretionary.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Series Blue Chip Growth Fund	23.26%	14.61%	21.68%
Russell 1000® Growth Index	8.03%	11.88%	17.46%
Russell 1000® Index	18.94%	12.12%	14.82%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$16,893,732,493
Number of Holdings	362
Total Advisory Fee	$0
Portfolio Turnover	51%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	54.6
Communication Services	16.0
Consumer Discretionary	13.1
Health Care	5.6
Industrials	5.5
Financials	2.3
Consumer Staples	1.0
Real Estate	0.6
Materials	0.2
Energy	0.2
Utilities	0.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.3
Preferred Stocks - 1.8
Bonds - 0.0
Preferred Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 0.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 95.4
Canada - 1.2
Taiwan - 1.1
Korea (South) - 0.4
Netherlands - 0.4
India - 0.3
Japan - 0.2
Denmark - 0.2
Finland - 0.2
Others - 0.6

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	14.7
Alphabet Inc Class A	9.6
Apple Inc	9.1
Amazon.com Inc	5.7
Microsoft Corp	5.6
Broadcom Inc	4.3
Space Exploration Technologies Corp	3.0
Eli Lilly & Co	2.8
Meta Platforms Inc Class A	2.2
Micron Technology Inc	1.9
58.9
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544 .

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913528.102    2611-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Real Estate Income Fund Fidelity® Real Estate Income Fund : FRIFX

This annual shareholder report contains information about Fidelity® Real Estate Income Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Real Estate Income Fund	$ 67	0.65%
What affected the Fund's performance this period?

•Real estate securities experienced often-fluctuating market conditions throughout the 12 months ending July 31, 2026. The category significantly lagged the broader equity market, as investors often favored higher-growth opportunities. Real estate investment trust common stocks fared best, nearly matching the broad equity market for the fiscal year. Real estate fixed-income categories produced a more-subdued gain.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Fidelity Real Estate Income Composite IndexSM, a 40/25/20/15 blend of the ICE BofA® US Real Estate Index, the MSCI REIT Preferred Index, the FTSE® NAREIT® All REITs Index and the Bloomberg U.S. CMBS ex-AAA Index.
•Selection among preferred stock, commercial mortgage-backed securities, bonds and common stock all helped relative performance. Asset allocation also contributed this period, especially an overweight in real estate common stocks and a large underweight in real estate preferred stocks.
•The largest individual relative contributor among real estate common stocks was a lack of exposure to benchmark component Alexandria Real Estate Equity (-29%).
•In contrast, detractors included an overweight in CMBS, as well as a cash position of 6%, on average.
•The largest individual relative detractor among real estate common stocks was an underweight in Welltower (+44%).
•Notable changes in positioning include increased exposure to investment-grade and high-yield real estate bonds, and reductions in real estate preferred stock, CMBS and cash.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Real Estate Income Fund	7.68%	3.18%	5.17%
Fidelity Real Estate Income Composite Index℠	6.90%	1.35%	3.52%
ICE® BofA® US High Yield Constrained Index	5.02%	4.00%	5.40%
Bloomberg U.S. Universal Bond Index	3.02%	0.00%	1.74%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,400,238,640
Number of Holdings	594
Total Advisory Fee	$32,645,898
Portfolio Turnover	16%
What did the Fund invest in?
(as of July 31, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

AAA - 1.2
AA - 1.7
A - 8.2
BBB - 22.3
BB - 10.1
B - 3.3
CCC,CC,C - 1.9
Not Rated - 12.5
Equities - 31.9
Short-Term Investments and Net Other Assets (Liabilities) - 6.9

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 39.8
Common Stocks - 21.0
CMOs and Other Mortgage Related Securities - 18.9
Preferred Stocks - 10.9
Asset-Backed Securities - 1.5
Bank Loan Obligations - 1.0
Preferred Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 6.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 99.8
Canada - 0.2

TOP HOLDINGS (% of Fund's net assets)
Crown Castle Inc	2.7
Simon Property Group LP	2.3
American Tower Corp	2.1
Prologis LP	2.1
American Homes 4 Rent LP	1.9
American Tower Corp	1.9
Welltower Inc	1.6
Equinix Inc	1.6
GLP Capital LP / GLP Financing II Inc	1.5
Prologis Inc	1.5
19.2
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913478.102    833-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Real Estate Income Fund Fidelity Advisor® Real Estate Income Fund Class Z : FIKMX

This annual shareholder report contains information about Fidelity® Real Estate Income Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 59	0.57%
What affected the Fund's performance this period?

•Real estate securities experienced often-fluctuating market conditions throughout the 12 months ending July 31, 2026. The category significantly lagged the broader equity market, as investors often favored higher-growth opportunities. Real estate investment trust common stocks fared best, nearly matching the broad equity market for the fiscal year. Real estate fixed-income categories produced a more-subdued gain.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Fidelity Real Estate Income Composite IndexSM, a 40/25/20/15 blend of the ICE BofA® US Real Estate Index, the MSCI REIT Preferred Index, the FTSE® NAREIT® All REITs Index and the Bloomberg U.S. CMBS ex-AAA Index.
•Selection among preferred stock, commercial mortgage-backed securities, bonds and common stock all helped relative performance. Asset allocation also contributed this period, especially an overweight in real estate common stocks and a large underweight in real estate preferred stocks.
•The largest individual relative contributor among real estate common stocks was a lack of exposure to benchmark component Alexandria Real Estate Equity (-29%).
•In contrast, detractors included an overweight in CMBS, as well as a cash position of 6%, on average.
•The largest individual relative detractor among real estate common stocks was an underweight in Welltower (+44%).
•Notable changes in positioning include increased exposure to investment-grade and high-yield real estate bonds, and reductions in real estate preferred stock, CMBS and cash.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	7.76%	3.28%	5.64%
Fidelity Real Estate Income Composite Index℠	6.90%	1.35%	4.13%
ICE® BofA® US High Yield Constrained Index	5.02%	4.00%	4.96%
Bloomberg U.S. Universal Bond Index	3.02%	0.00%	2.21%
A   From October 2, 2018

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,400,238,640
Number of Holdings	594
Total Advisory Fee	$32,645,898
Portfolio Turnover	16%
What did the Fund invest in?
(as of July 31, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

AAA - 1.2
AA - 1.7
A - 8.2
BBB - 22.3
BB - 10.1
B - 3.3
CCC,CC,C - 1.9
Not Rated - 12.5
Equities - 31.9
Short-Term Investments and Net Other Assets (Liabilities) - 6.9

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 39.8
Common Stocks - 21.0
CMOs and Other Mortgage Related Securities - 18.9
Preferred Stocks - 10.9
Asset-Backed Securities - 1.5
Bank Loan Obligations - 1.0
Preferred Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 6.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 99.8
Canada - 0.2

TOP HOLDINGS (% of Fund's net assets)
Crown Castle Inc	2.7
Simon Property Group LP	2.3
American Tower Corp	2.1
Prologis LP	2.1
American Homes 4 Rent LP	1.9
American Tower Corp	1.9
Welltower Inc	1.6
Equinix Inc	1.6
GLP Capital LP / GLP Financing II Inc	1.5
Prologis Inc	1.5
19.2
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913477.102    3302-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Real Estate Income Fund Fidelity Advisor® Real Estate Income Fund Class M : FRIQX

This annual shareholder report contains information about Fidelity® Real Estate Income Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 97	0.94%
What affected the Fund's performance this period?

•Real estate securities experienced often-fluctuating market conditions throughout the 12 months ending July 31, 2026. The category significantly lagged the broader equity market, as investors often favored higher-growth opportunities. Real estate investment trust common stocks fared best, nearly matching the broad equity market for the fiscal year. Real estate fixed-income categories produced a more-subdued gain.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Fidelity Real Estate Income Composite IndexSM, a 40/25/20/15 blend of the ICE BofA® US Real Estate Index, the MSCI REIT Preferred Index, the FTSE® NAREIT® All REITs Index and the Bloomberg U.S. CMBS ex-AAA Index.
•Selection among preferred stock, commercial mortgage-backed securities, bonds and common stock all helped relative performance. Asset allocation also contributed this period, especially an overweight in real estate common stocks and a large underweight in real estate preferred stocks.
•The largest individual relative contributor among real estate common stocks was a lack of exposure to benchmark component Alexandria Real Estate Equity (-29%).
•In contrast, detractors included an overweight in CMBS, as well as a cash position of 6%, on average.
•The largest individual relative detractor among real estate common stocks was an underweight in Welltower (+44%).
•Notable changes in positioning include increased exposure to investment-grade and high-yield real estate bonds, and reductions in real estate preferred stock, CMBS and cash.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 4.00% sales charge)	3.12%	2.04%	4.44%
Class M (without 4.00% sales charge)	7.41%	2.88%	4.87%
Fidelity Real Estate Income Composite Index℠	6.90%	1.35%	3.52%
ICE® BofA® US High Yield Constrained Index	5.02%	4.00%	5.40%
Bloomberg U.S. Universal Bond Index	3.02%	0.00%	1.74%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,400,238,640
Number of Holdings	594
Total Advisory Fee	$32,645,898
Portfolio Turnover	16%
What did the Fund invest in?
(as of July 31, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

AAA - 1.2
AA - 1.7
A - 8.2
BBB - 22.3
BB - 10.1
B - 3.3
CCC,CC,C - 1.9
Not Rated - 12.5
Equities - 31.9
Short-Term Investments and Net Other Assets (Liabilities) - 6.9

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 39.8
Common Stocks - 21.0
CMOs and Other Mortgage Related Securities - 18.9
Preferred Stocks - 10.9
Asset-Backed Securities - 1.5
Bank Loan Obligations - 1.0
Preferred Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 6.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 99.8
Canada - 0.2

TOP HOLDINGS (% of Fund's net assets)
Crown Castle Inc	2.7
Simon Property Group LP	2.3
American Tower Corp	2.1
Prologis LP	2.1
American Homes 4 Rent LP	1.9
American Tower Corp	1.9
Welltower Inc	1.6
Equinix Inc	1.6
GLP Capital LP / GLP Financing II Inc	1.5
Prologis Inc	1.5
19.2
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913475.102    2225-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Real Estate Income Fund Fidelity Advisor® Real Estate Income Fund Class I : FRIRX

This annual shareholder report contains information about Fidelity® Real Estate Income Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 71	0.69%
What affected the Fund's performance this period?

•Real estate securities experienced often-fluctuating market conditions throughout the 12 months ending July 31, 2026. The category significantly lagged the broader equity market, as investors often favored higher-growth opportunities. Real estate investment trust common stocks fared best, nearly matching the broad equity market for the fiscal year. Real estate fixed-income categories produced a more-subdued gain.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Fidelity Real Estate Income Composite IndexSM, a 40/25/20/15 blend of the ICE BofA® US Real Estate Index, the MSCI REIT Preferred Index, the FTSE® NAREIT® All REITs Index and the Bloomberg U.S. CMBS ex-AAA Index.
•Selection among preferred stock, commercial mortgage-backed securities, bonds and common stock all helped relative performance. Asset allocation also contributed this period, especially an overweight in real estate common stocks and a large underweight in real estate preferred stocks.
•The largest individual relative contributor among real estate common stocks was a lack of exposure to benchmark component Alexandria Real Estate Equity (-29%).
•In contrast, detractors included an overweight in CMBS, as well as a cash position of 6%, on average.
•The largest individual relative detractor among real estate common stocks was an underweight in Welltower (+44%).
•Notable changes in positioning include increased exposure to investment-grade and high-yield real estate bonds, and reductions in real estate preferred stock, CMBS and cash.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	7.58%	3.14%	5.16%
Fidelity Real Estate Income Composite Index℠	6.90%	1.35%	3.52%
ICE® BofA® US High Yield Constrained Index	5.02%	4.00%	5.40%
Bloomberg U.S. Universal Bond Index	3.02%	0.00%	1.74%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,400,238,640
Number of Holdings	594
Total Advisory Fee	$32,645,898
Portfolio Turnover	16%
What did the Fund invest in?
(as of July 31, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

AAA - 1.2
AA - 1.7
A - 8.2
BBB - 22.3
BB - 10.1
B - 3.3
CCC,CC,C - 1.9
Not Rated - 12.5
Equities - 31.9
Short-Term Investments and Net Other Assets (Liabilities) - 6.9

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 39.8
Common Stocks - 21.0
CMOs and Other Mortgage Related Securities - 18.9
Preferred Stocks - 10.9
Asset-Backed Securities - 1.5
Bank Loan Obligations - 1.0
Preferred Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 6.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 99.8
Canada - 0.2

TOP HOLDINGS (% of Fund's net assets)
Crown Castle Inc	2.7
Simon Property Group LP	2.3
American Tower Corp	2.1
Prologis LP	2.1
American Homes 4 Rent LP	1.9
American Tower Corp	1.9
Welltower Inc	1.6
Equinix Inc	1.6
GLP Capital LP / GLP Financing II Inc	1.5
Prologis Inc	1.5
19.2
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913476.102    2227-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Real Estate Income Fund Fidelity Advisor® Real Estate Income Fund Class C : FRIOX

This annual shareholder report contains information about Fidelity® Real Estate Income Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 174	1.69%
What affected the Fund's performance this period?

•Real estate securities experienced often-fluctuating market conditions throughout the 12 months ending July 31, 2026. The category significantly lagged the broader equity market, as investors often favored higher-growth opportunities. Real estate investment trust common stocks fared best, nearly matching the broad equity market for the fiscal year. Real estate fixed-income categories produced a more-subdued gain.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Fidelity Real Estate Income Composite IndexSM, a 40/25/20/15 blend of the ICE BofA® US Real Estate Index, the MSCI REIT Preferred Index, the FTSE® NAREIT® All REITs Index and the Bloomberg U.S. CMBS ex-AAA Index.
•Selection among preferred stock, commercial mortgage-backed securities, bonds and common stock all helped relative performance. Asset allocation also contributed this period, especially an overweight in real estate common stocks and a large underweight in real estate preferred stocks.
•The largest individual relative contributor among real estate common stocks was a lack of exposure to benchmark component Alexandria Real Estate Equity (-29%).
•In contrast, detractors included an overweight in CMBS, as well as a cash position of 6%, on average.
•The largest individual relative detractor among real estate common stocks was an underweight in Welltower (+44%).
•Notable changes in positioning include increased exposure to investment-grade and high-yield real estate bonds, and reductions in real estate preferred stock, CMBS and cash.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	5.53%	2.11%	4.25%
Class C	6.53%	2.11%	4.25%
Fidelity Real Estate Income Composite Index℠	6.90%	1.35%	3.52%
ICE® BofA® US High Yield Constrained Index	5.02%	4.00%	5.40%
Bloomberg U.S. Universal Bond Index	3.02%	0.00%	1.74%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,400,238,640
Number of Holdings	594
Total Advisory Fee	$32,645,898
Portfolio Turnover	16%
What did the Fund invest in?
(as of July 31, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

AAA - 1.2
AA - 1.7
A - 8.2
BBB - 22.3
BB - 10.1
B - 3.3
CCC,CC,C - 1.9
Not Rated - 12.5
Equities - 31.9
Short-Term Investments and Net Other Assets (Liabilities) - 6.9

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 39.8
Common Stocks - 21.0
CMOs and Other Mortgage Related Securities - 18.9
Preferred Stocks - 10.9
Asset-Backed Securities - 1.5
Bank Loan Obligations - 1.0
Preferred Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 6.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 99.8
Canada - 0.2

TOP HOLDINGS (% of Fund's net assets)
Crown Castle Inc	2.7
Simon Property Group LP	2.3
American Tower Corp	2.1
Prologis LP	2.1
American Homes 4 Rent LP	1.9
American Tower Corp	1.9
Welltower Inc	1.6
Equinix Inc	1.6
GLP Capital LP / GLP Financing II Inc	1.5
Prologis Inc	1.5
19.2
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913474.102    2224-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Real Estate Income Fund Fidelity Advisor® Real Estate Income Fund Class A : FRINX

This annual shareholder report contains information about Fidelity® Real Estate Income Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 97	0.94%
What affected the Fund's performance this period?

•Real estate securities experienced often-fluctuating market conditions throughout the 12 months ending July 31, 2026. The category significantly lagged the broader equity market, as investors often favored higher-growth opportunities. Real estate investment trust common stocks fared best, nearly matching the broad equity market for the fiscal year. Real estate fixed-income categories produced a more-subdued gain.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Fidelity Real Estate Income Composite IndexSM, a 40/25/20/15 blend of the ICE BofA® US Real Estate Index, the MSCI REIT Preferred Index, the FTSE® NAREIT® All REITs Index and the Bloomberg U.S. CMBS ex-AAA Index.
•Selection among preferred stock, commercial mortgage-backed securities, bonds and common stock all helped relative performance. Asset allocation also contributed this period, especially an overweight in real estate common stocks and a large underweight in real estate preferred stocks.
•The largest individual relative contributor among real estate common stocks was a lack of exposure to benchmark component Alexandria Real Estate Equity (-29%).
•In contrast, detractors included an overweight in CMBS, as well as a cash position of 6%, on average.
•The largest individual relative detractor among real estate common stocks was an underweight in Welltower (+44%).
•Notable changes in positioning include increased exposure to investment-grade and high-yield real estate bonds, and reductions in real estate preferred stock, CMBS and cash.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 4.00% sales charge)	3.05%	2.04%	4.46%
Class A (without 4.00% sales charge)	7.34%	2.88%	4.88%
Fidelity Real Estate Income Composite Index℠	6.90%	1.35%	3.52%
ICE® BofA® US High Yield Constrained Index	5.02%	4.00%	5.40%
Bloomberg U.S. Universal Bond Index	3.02%	0.00%	1.74%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,400,238,640
Number of Holdings	594
Total Advisory Fee	$32,645,898
Portfolio Turnover	16%
What did the Fund invest in?
(as of July 31, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

AAA - 1.2
AA - 1.7
A - 8.2
BBB - 22.3
BB - 10.1
B - 3.3
CCC,CC,C - 1.9
Not Rated - 12.5
Equities - 31.9
Short-Term Investments and Net Other Assets (Liabilities) - 6.9

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 39.8
Common Stocks - 21.0
CMOs and Other Mortgage Related Securities - 18.9
Preferred Stocks - 10.9
Asset-Backed Securities - 1.5
Bank Loan Obligations - 1.0
Preferred Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 6.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 99.8
Canada - 0.2

TOP HOLDINGS (% of Fund's net assets)
Crown Castle Inc	2.7
Simon Property Group LP	2.3
American Tower Corp	2.1
Prologis LP	2.1
American Homes 4 Rent LP	1.9
American Tower Corp	1.9
Welltower Inc	1.6
Equinix Inc	1.6
GLP Capital LP / GLP Financing II Inc	1.5
Prologis Inc	1.5
19.2
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913473.102    2221-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® OTC Portfolio Fidelity® OTC Portfolio : FOCPX

This annual shareholder report contains information about Fidelity® OTC Portfolio for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® OTC Portfolio	$ 92	0.78%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the NASDAQ Composite Index for the fiscal year, led by information technology. Security selection in communication services also boosted the fund's relative performance. Also helping our relative result was an underweight in consumer discretionary.
•The top individual relative contributor was an overweight in Space Exploration Technologies (+156%). The stock was among our biggest holdings. The second-largest relative contributor was our stake in SK Hynix (+641%). The fund did not own SK Hynix at period end. An overweight in Alphabet (+86%) also helped. The stock was the fund's biggest holding at period end, counting both Class A and Class C shares.
•In contrast, the biggest detractor from performance versus the benchmark was security selection in health care. Stock selection in utilities also hampered the fund's result. Also hurting our result were stock selection and an underweight in materials.
•The biggest individual relative detractor was an overweight in Alnylam Pharmaceuticals (-48%). A non-benchmark stake in Circle Internet Group returned about -58% and was the second-largest relative detractor. Our underweight stake in Advanced Micro Devices (+170%) also detracted. This period we increased our stake in Advanced Micro Devices.
•Notable changes in positioning include a lower allocation to health care.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® OTC Portfolio	35.08%	15.10%	20.76%
Nasdaq Composite Index®	20.86%	12.40%	18.29%
S&P 500® Index	19.56%	12.86%	15.08%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$43,124,672,839
Number of Holdings	138
Total Advisory Fee	$284,717,398
Portfolio Turnover	64%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	52.8
Communication Services	21.6
Consumer Discretionary	10.4
Health Care	6.6
Industrials	2.1
Materials	1.4
Utilities	0.7
Financials	0.6
Consumer Staples	0.6
Real Estate	0.2
Energy	0.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.1
Domestic Equity Funds - 1.5
Preferred Stocks - 0.9
Short-Term Investments and Net Other Assets (Liabilities) - 1.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 93.1
Taiwan - 2.8
Netherlands - 1.3
Canada - 0.8
Belgium - 0.4
United Kingdom - 0.4
Chile - 0.3
Luxembourg - 0.3
Korea (South) - 0.2
Others - 0.4

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	13.4
Apple Inc	11.6
Alphabet Inc Class A	9.2
Amazon.com Inc	8.2
Microsoft Corp	4.9
Alphabet Inc Class C	4.6
Space Exploration Technologies Corp	4.3
Broadcom Inc	3.8
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.8
Meta Platforms Inc Class A	2.1
64.9
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913384.102    93-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® OTC Portfolio Fidelity® OTC Portfolio Class K : FOCKX

This annual shareholder report contains information about Fidelity® OTC Portfolio for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 84	0.71%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the NASDAQ Composite Index for the fiscal year, led by information technology. Security selection in communication services also boosted the fund's relative performance. Also helping our relative result was an underweight in consumer discretionary.
•The top individual relative contributor was an overweight in Space Exploration Technologies (+156%). The stock was among our biggest holdings. The second-largest relative contributor was our stake in SK Hynix (+641%). The fund did not own SK Hynix at period end. An overweight in Alphabet (+86%) also helped. The stock was the fund's biggest holding at period end, counting both Class A and Class C shares.
•In contrast, the biggest detractor from performance versus the benchmark was security selection in health care. Stock selection in utilities also hampered the fund's result. Also hurting our result were stock selection and an underweight in materials.
•The biggest individual relative detractor was an overweight in Alnylam Pharmaceuticals (-48%). A non-benchmark stake in Circle Internet Group returned about -58% and was the second-largest relative detractor. Our underweight stake in Advanced Micro Devices (+170%) also detracted. This period we increased our stake in Advanced Micro Devices.
•Notable changes in positioning include a lower allocation to health care.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	35.22%	15.20%	20.87%
Nasdaq Composite Index®	20.86%	12.40%	18.29%
S&P 500® Index	19.56%	12.86%	15.08%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$43,124,672,839
Number of Holdings	138
Total Advisory Fee	$284,717,398
Portfolio Turnover	64%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	52.8
Communication Services	21.6
Consumer Discretionary	10.4
Health Care	6.6
Industrials	2.1
Materials	1.4
Utilities	0.7
Financials	0.6
Consumer Staples	0.6
Real Estate	0.2
Energy	0.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.1
Domestic Equity Funds - 1.5
Preferred Stocks - 0.9
Short-Term Investments and Net Other Assets (Liabilities) - 1.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 93.1
Taiwan - 2.8
Netherlands - 1.3
Canada - 0.8
Belgium - 0.4
United Kingdom - 0.4
Chile - 0.3
Luxembourg - 0.3
Korea (South) - 0.2
Others - 0.4

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	13.4
Apple Inc	11.6
Alphabet Inc Class A	9.2
Amazon.com Inc	8.2
Microsoft Corp	4.9
Alphabet Inc Class C	4.6
Space Exploration Technologies Corp	4.3
Broadcom Inc	3.8
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.8
Meta Platforms Inc Class A	2.1
64.9
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913383.102    2098-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026
Fidelity® OTC K6 Portfolio Fidelity® OTC K6 Portfolio : FOKFX

This annual shareholder report contains information about Fidelity® OTC K6 Portfolio for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® OTC K6 Portfolio	$ 58	0.50%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the NASDAQ Composite Index for the fiscal year, led by information technology. Security selection and an overweight in communication services also boosted the fund's relative performance. Also helping our relative result was an underweight in consumer discretionary.
•The top individual relative contributor was our stake in SK Hynix (+636%). The second-largest relative contributor was an overweight in Alphabet (+87%). The stock was the fund's biggest holding at period end, counting both Class A and Class C shares. Another notable relative contributor was an overweight in Micron Technology (+646%). The company was one of the fund's biggest holdings.
•In contrast, the biggest detractor from performance versus the benchmark was security selection in health care. Security selection in utilities also hampered the fund's result. Also hurting our result were stock picks and an underweight in materials.
•The biggest individual relative detractor was an overweight in Alnylam Pharmaceuticals (-48%). A non-benchmark stake in Circle Internet Group returned about -58% and was a second notable relative detractor. Another notable relative detractor was our stake in Advanced Micro Devices (+170%). This period we considerably increased our investment in Advanced Micro Devices. The company was the fund's 11th-biggest holding at period end.
•Notable changes in positioning include decreased exposure to health care.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
June 13, 2019 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® OTC K6 Portfolio	32.48%	14.46%	21.57%
Nasdaq Composite Index®	20.86%	12.40%	18.80%
S&P 500® Index	19.56%	12.86%	16.02%
A   From June 13, 2019

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$3,674,828,993
Number of Holdings	137
Total Advisory Fee	$15,192,279
Portfolio Turnover	69%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	55.6
Communication Services	18.0
Consumer Discretionary	10.8
Health Care	6.6
Industrials	2.3
Materials	1.5
Utilities	0.8
Consumer Staples	0.7
Financials	0.6
Real Estate	0.2
Energy	0.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.4
Domestic Equity Funds - 1.8
Preferred Stocks - 1.7
Short-Term Investments and Net Other Assets (Liabilities) - 1.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 93.0
Taiwan - 3.0
Netherlands - 1.3
Canada - 0.8
Belgium - 0.4
United Kingdom - 0.4
Chile - 0.3
Luxembourg - 0.3
Korea (South) - 0.2
Others - 0.3

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	13.9
Apple Inc	12.1
Alphabet Inc Class A	9.5
Amazon.com Inc	8.4
Microsoft Corp	4.9
Alphabet Inc Class C	4.8
Broadcom Inc	4.0
Taiwan Semiconductor Manufacturing Co Ltd ADR	3.0
Micron Technology Inc	2.3
Meta Platforms Inc Class A	2.2
65.1
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913554.102    3407-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Leveraged Company Stock Fund Fidelity® Leveraged Company Stock Fund : FLVCX

This annual shareholder report contains information about Fidelity® Leveraged Company Stock Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Leveraged Company Stock Fund	$ 73	0.67%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the benchmark, the Russell MidCap Index, for the fiscal year, especially within financials. Also hurting our result were stock picks in utilities and information technology.
•The biggest individual relative detractor was an underweight in Sandisk (-32%). This was a position we established this period. A second notable relative detractor was a non-benchmark stake in Meta Platforms (-28%). The company was one of the largest holdings this period. Another notable relative detractor was an overweight in Vistra (-29%). The stock was among the fund's largest holdings.
•In contrast, the biggest contributor to performance versus the benchmark was security selection in industrials, primarily within the capital goods industry. An overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted the fund's relative result. Also contributing were picks in communication services, primarily within the media & entertainment industry.
•The fund's non-benchmark stake in Micron Technology gained 663% and was the top individual relative contributor. The company was among our biggest holdings. The second-largest relative contributor was an overweight in Comfort Systems USA (+147%). This period we decreased our investment in Comfort Systems USA. The company was among our largest holdings. An overweight in Vertiv Holdings (+65%) also contributed. The company was one of the fund's largest holdings.
•Notable changes in positioning include decreased exposure to the consumer discretionary sector and a higher allocation to industrials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Leveraged Company Stock Fund	18.20%	12.54%	14.52%
Fidelity U.S. Leveraged Stock Linked Index℠	22.86%	11.82%	11.29%
Russell Midcap® Index	18.68%	8.20%	11.43%
Russell 3000® Index	19.60%	11.82%	14.56%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,038,464,761
Number of Holdings	69
Total Advisory Fee	$26,465,405
Portfolio Turnover	38%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	33.6
Industrials	28.5
Financials	15.0
Communication Services	9.3
Utilities	5.1
Consumer Discretionary	3.0
Health Care	1.9
Materials	1.9
Consumer Staples	1.4
Energy	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 100.1
Bonds - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.3
Taiwan - 4.7
Canada - 0.5
Netherlands - 0.4
Hong Kong - 0.1

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	6.9
Alphabet Inc Class A	6.7
Micron Technology Inc	5.7
Taiwan Semiconductor Manufacturing Co Ltd ADR	4.7
Apollo Global Management Inc	4.3
Vistra Corp	4.1
Arthur J Gallagher & Co	4.1
Comfort Systems USA Inc	4.0
Vertiv Holdings Co Class A	3.7
Parker-Hannifin Corp	3.6
47.8
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913429.102    122-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Leveraged Company Stock Fund Fidelity® Leveraged Company Stock Fund Class K : FLCKX

This annual shareholder report contains information about Fidelity® Leveraged Company Stock Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 65	0.59%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the benchmark, the Russell MidCap Index, for the fiscal year, especially within financials. Also hurting our result were stock picks in utilities and information technology.
•The biggest individual relative detractor was an underweight in Sandisk (-32%). This was a position we established this period. A second notable relative detractor was a non-benchmark stake in Meta Platforms (-28%). The company was one of the largest holdings this period. Another notable relative detractor was an overweight in Vistra (-29%). The stock was among the fund's largest holdings.
•In contrast, the biggest contributor to performance versus the benchmark was security selection in industrials, primarily within the capital goods industry. An overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted the fund's relative result. Also contributing were picks in communication services, primarily within the media & entertainment industry.
•The fund's non-benchmark stake in Micron Technology gained 663% and was the top individual relative contributor. The company was among our biggest holdings. The second-largest relative contributor was an overweight in Comfort Systems USA (+147%). This period we decreased our investment in Comfort Systems USA. The company was among our largest holdings. An overweight in Vertiv Holdings (+65%) also contributed. The company was one of the fund's largest holdings.
•Notable changes in positioning include decreased exposure to the consumer discretionary sector and a higher allocation to industrials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	18.28%	12.63%	14.64%
Fidelity U.S. Leveraged Stock Linked Index℠	22.86%	11.82%	11.29%
Russell Midcap® Index	18.68%	8.20%	11.43%
Russell 3000® Index	19.60%	11.82%	14.56%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,038,464,761
Number of Holdings	69
Total Advisory Fee	$26,465,405
Portfolio Turnover	38%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	33.6
Industrials	28.5
Financials	15.0
Communication Services	9.3
Utilities	5.1
Consumer Discretionary	3.0
Health Care	1.9
Materials	1.9
Consumer Staples	1.4
Energy	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 100.1
Bonds - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.3
Taiwan - 4.7
Canada - 0.5
Netherlands - 0.4
Hong Kong - 0.1

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	6.9
Alphabet Inc Class A	6.7
Micron Technology Inc	5.7
Taiwan Semiconductor Manufacturing Co Ltd ADR	4.7
Apollo Global Management Inc	4.3
Vistra Corp	4.1
Arthur J Gallagher & Co	4.1
Comfort Systems USA Inc	4.0
Vertiv Holdings Co Class A	3.7
Parker-Hannifin Corp	3.6
47.8
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913430.102    2094-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Growth & Income Portfolio Fidelity® Growth & Income Portfolio : FGRIX

This annual shareholder report contains information about Fidelity® Growth & Income Portfolio for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Growth & Income Portfolio	$ 56	0.51%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, market selection was the primary contributor to the fund's performance versus the benchmark S&P 500 index for the fiscal year, led by an overweight in energy. An underweight in consumer discretionary also boosted the fund's relative performance. Also contributing to our result was security selection in financials.
•The top individual relative contributor was an underweight in Meta Platforms (-28%). This period we increased our investment in Meta Platforms. A second notable relative contributor was an overweight in GE Vernova (+49%). The company was one of the fund's biggest holdings. Another notable relative contributor was our stake in Exxon Mobil (+26%). The company was among the fund's largest holdings.
•In contrast, the biggest detractors from performance versus the benchmark were stock selection and an underweight in information technology, primarily within the technology hardware & equipment industry. Security selection in consumer discretionary also hampered the fund's result. Also hurting our result was an overweight in financials. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an underweight in Alphabet (+86%). The company was one of the fund's biggest holdings. The second-largest relative detractor was an underweight in Apple (+49%). The stock was one of the fund's biggest holdings. Not owning Advanced Micro Devices, a benchmark component that gained 170%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to the consumer discretionary and consumer staples sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Growth & Income Portfolio	19.74%	14.45%	14.37%
S&P 500® Index	19.56%	12.86%	15.08%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$14,896,496,314
Number of Holdings	178
Total Advisory Fee	$70,460,958
Portfolio Turnover	27%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	22.9
Industrials	17.5
Financials	16.3
Health Care	12.4
Energy	7.9
Consumer Staples	7.3
Communication Services	6.0
Consumer Discretionary	4.2
Utilities	1.9
Real Estate	0.8
Materials	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.2
Preferred Stocks - 2.7
Bonds - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.2
United Kingdom - 2.6
Canada - 1.9
Taiwan - 1.2
Belgium - 1.2
Netherlands - 0.5
Italy - 0.2
Korea (South) - 0.1
Sweden - 0.1

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	6.1
NVIDIA Corp	4.9
Wells Fargo & Co	4.8
ExxonMobil Holdings Corp	3.9
GE Aerospace	3.9
Apple Inc	3.7
Bank of America Corp	2.9
GE Vernova Inc	2.7
Broadcom Inc	2.5
Boeing Co	2.4
37.8
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913386.102    27-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Growth & Income Portfolio Fidelity® Growth & Income Portfolio Class K : FGIKX

This annual shareholder report contains information about Fidelity® Growth & Income Portfolio for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 49	0.44%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, market selection was the primary contributor to the fund's performance versus the benchmark S&P 500 index for the fiscal year, led by an overweight in energy. An underweight in consumer discretionary also boosted the fund's relative performance. Also contributing to our result was security selection in financials.
•The top individual relative contributor was an underweight in Meta Platforms (-28%). This period we increased our investment in Meta Platforms. A second notable relative contributor was an overweight in GE Vernova (+49%). The company was one of the fund's biggest holdings. Another notable relative contributor was our stake in Exxon Mobil (+26%). The company was among the fund's largest holdings.
•In contrast, the biggest detractors from performance versus the benchmark were stock selection and an underweight in information technology, primarily within the technology hardware & equipment industry. Security selection in consumer discretionary also hampered the fund's result. Also hurting our result was an overweight in financials. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an underweight in Alphabet (+86%). The company was one of the fund's biggest holdings. The second-largest relative detractor was an underweight in Apple (+49%). The stock was one of the fund's biggest holdings. Not owning Advanced Micro Devices, a benchmark component that gained 170%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to the consumer discretionary and consumer staples sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	19.83%	14.55%	14.48%
S&P 500® Index	19.56%	12.86%	15.08%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$14,896,496,314
Number of Holdings	178
Total Advisory Fee	$70,460,958
Portfolio Turnover	27%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	22.9
Industrials	17.5
Financials	16.3
Health Care	12.4
Energy	7.9
Consumer Staples	7.3
Communication Services	6.0
Consumer Discretionary	4.2
Utilities	1.9
Real Estate	0.8
Materials	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.2
Preferred Stocks - 2.7
Bonds - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.2
United Kingdom - 2.6
Canada - 1.9
Taiwan - 1.2
Belgium - 1.2
Netherlands - 0.5
Italy - 0.2
Korea (South) - 0.1
Sweden - 0.1

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	6.1
NVIDIA Corp	4.9
Wells Fargo & Co	4.8
ExxonMobil Holdings Corp	3.9
GE Aerospace	3.9
Apple Inc	3.7
Bank of America Corp	2.9
GE Vernova Inc	2.7
Broadcom Inc	2.5
Boeing Co	2.4
37.8
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913385.102    2089-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Dividend Growth Fund Fidelity® Dividend Growth Fund : FDGFX

This annual shareholder report contains information about Fidelity® Dividend Growth Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Dividend Growth Fund	$ 77	0.68%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, led by information technology. Stock picks in health care also boosted the fund's relative performance. Also helping our relative result were stock picking and an overweight in energy.
•The top individual relative contributor was an overweight in Western Digital (+610%). The stock was among our largest holdings. A second notable relative contributor was an overweight in Seagate Technology Holdings (+452%). The company was one of our biggest holdings at period end. Another notable relative contributor was our non-benchmark stake in SK Hynix (+491%). This period we increased our investment in SK Hynix.
•In contrast, the biggest detractors from performance versus the benchmark were stock picking and an overweight in the financials sector, primarily within the financial services industry. Also hurting our result was an underweight in information technology, primarily within the technology hardware & equipment industry. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was a large underweight in Apple (+49%). This period we increased our stake in Apple. The stock was among our biggest holdings at period end. A second notable relative detractor was our non-benchmark stake in Blue Owl Capital (-43%). This period we increased our stake in Blue Owl Capital. Another notable relative detractor was our stake in Paycom Software (-42%). The stock was not held at period end.
•Notable changes in positioning include increased exposure to the health care and consumer discretionary sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Dividend Growth Fund	28.16%	15.39%	13.97%
Morningstar® US Dividend Growth Index℠	23.38%	11.18%	13.46%
S&P 500® Index	19.56%	12.86%	15.08%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$11,893,668,718
Number of Holdings	131
Total Advisory Fee	$72,108,625
Portfolio Turnover	70%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	32.7
Industrials	12.8
Communication Services	9.6
Financials	9.1
Health Care	8.0
Energy	7.6
Consumer Discretionary	6.5
Consumer Staples	6.4
Real Estate	3.3
Materials	2.8
Utilities	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.2
Other Investment Companies - 0.8
Short-Term Investments and Net Other Assets (Liabilities) - 0.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 89.3
Korea (South) - 3.0
Taiwan - 1.9
Canada - 1.8
United Kingdom - 1.8
Germany - 0.9
Norway - 0.4
Japan - 0.4
Bermuda - 0.3
Netherlands - 0.2

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	9.2
Microsoft Corp	6.3
Alphabet Inc Class A	5.8
Meta Platforms Inc Class A	3.2
Apple Inc	2.9
Western Digital Corp	2.9
Broadcom Inc	2.6
Seagate Technology Holdings PLC	2.6
Boeing Co	2.4
Keurig Dr Pepper Inc	2.3
40.2
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Dividend Growth Fund merged into Fidelity® Dividend Growth Fund on August 8, 2025.	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913440.102    330-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Dividend Growth Fund Fidelity® Dividend Growth Fund Class K : FDGKX

This annual shareholder report contains information about Fidelity® Dividend Growth Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 70	0.61%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, led by information technology. Stock picks in health care also boosted the fund's relative performance. Also helping our relative result were stock picking and an overweight in energy.
•The top individual relative contributor was an overweight in Western Digital (+610%). The stock was among our largest holdings. A second notable relative contributor was an overweight in Seagate Technology Holdings (+452%). The company was one of our biggest holdings at period end. Another notable relative contributor was our non-benchmark stake in SK Hynix (+491%). This period we increased our investment in SK Hynix.
•In contrast, the biggest detractors from performance versus the benchmark were stock picking and an overweight in the financials sector, primarily within the financial services industry. Also hurting our result was an underweight in information technology, primarily within the technology hardware & equipment industry. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was a large underweight in Apple (+49%). This period we increased our stake in Apple. The stock was among our biggest holdings at period end. A second notable relative detractor was our non-benchmark stake in Blue Owl Capital (-43%). This period we increased our stake in Blue Owl Capital. Another notable relative detractor was our stake in Paycom Software (-42%). The stock was not held at period end.
•Notable changes in positioning include increased exposure to the health care and consumer discretionary sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	28.26%	15.49%	14.07%
Morningstar® US Dividend Growth Index℠	23.38%	11.18%	13.46%
S&P 500® Index	19.56%	12.86%	15.08%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$11,893,668,718
Number of Holdings	131
Total Advisory Fee	$72,108,625
Portfolio Turnover	70%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	32.7
Industrials	12.8
Communication Services	9.6
Financials	9.1
Health Care	8.0
Energy	7.6
Consumer Discretionary	6.5
Consumer Staples	6.4
Real Estate	3.3
Materials	2.8
Utilities	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.2
Other Investment Companies - 0.8
Short-Term Investments and Net Other Assets (Liabilities) - 0.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 89.3
Korea (South) - 3.0
Taiwan - 1.9
Canada - 1.8
United Kingdom - 1.8
Germany - 0.9
Norway - 0.4
Japan - 0.4
Bermuda - 0.3
Netherlands - 0.2

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	9.2
Microsoft Corp	6.3
Alphabet Inc Class A	5.8
Meta Platforms Inc Class A	3.2
Apple Inc	2.9
Western Digital Corp	2.9
Broadcom Inc	2.6
Seagate Technology Holdings PLC	2.6
Boeing Co	2.4
Keurig Dr Pepper Inc	2.3
40.2
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Dividend Growth Fund merged into Fidelity® Dividend Growth Fund on August 8, 2025.	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913439.102    2083-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Blue Chip Value Fund Fidelity® Blue Chip Value Fund : FBCVX

This annual shareholder report contains information about Fidelity® Blue Chip Value Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Blue Chip Value Fund	$ 55	0.47%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 1000 Value Index for the fiscal year, led by financials. Stock picks in communication services and energy also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Alphabet (+84%). The stock was the fund's largest holding this period. A second notable relative contributor was an overweight in Western Digital (+199%). This was a position we established this period. Our stake in Micron Technology (+494%) also helped. The stock was not held at period end.
•In contrast, the biggest detractors from performance versus the benchmark were stock selection and an overweight in consumer discretionary. Stock selection in information technology also hampered the fund's result. Also detracting from our result was an underweight in health care.
•The biggest individual relative detractor was an overweight in Keurig Dr Pepper (-2%). The stock was one of our biggest holdings this period. A second notable relative detractor this period was avoiding Sandisk, a benchmark component that experienced an exponential rise. Our stake in Mosaic (-38%) also detracted. The stock was not held at period end.
•Notable changes in positioning include increased exposure to the information technology and health care sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Blue Chip Value Fund	35.91%	10.63%	9.78%
Russell 1000® Value Index	31.19%	11.83%	11.62%
Russell 1000® Index	18.94%	12.12%	14.82%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$714,426,931
Number of Holdings	90
Total Advisory Fee	$2,632,078
Portfolio Turnover	97%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	18.5
Financials	16.4
Health Care	13.0
Consumer Discretionary	12.9
Industrials	11.1
Consumer Staples	6.7
Energy	6.0
Communication Services	4.6
Materials	4.4
Real Estate	3.3
Utilities	3.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.9
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.0
United Kingdom - 3.2
Taiwan - 1.4
Canada - 0.9
Germany - 0.5

TOP HOLDINGS (% of Fund's net assets)
Amazon.com Inc	8.1
Apple Inc	5.3
Microsoft Corp	4.4
Wells Fargo & Co	3.1
ExxonMobil Holdings Corp	2.9
UnitedHealth Group Inc	2.1
US Bancorp	2.0
Cisco Systems Inc	2.0
Meta Platforms Inc Class A	2.0
Citigroup Inc	1.8
33.7
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Performance adjustment fee	Fidelity Advisor® Value Leaders Fund merged into Fidelity® Blue Chip Value Fund on September 19, 2025.
The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913453.102    1271-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Blue Chip Growth K6 Fund Fidelity® Blue Chip Growth K6 Fund : FBCGX

This annual shareholder report contains information about Fidelity® Blue Chip Growth K6 Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Blue Chip Growth K6 Fund	$ 50	0.45%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark Russell 1000 Growth Index for the fiscal year, especially within information technology. Picks in consumer discretionary and industrials also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Marvell Technology (+137%). A second notable relative contributor was an overweight in Space Exploration Technologies (+156%). The stock was one of our largest holdings. Another notable relative contributor was an underweight in Microsoft (-12%). The company was among the fund's largest holdings.
•In contrast, the biggest detractor from performance versus the benchmark was an overweight in consumer discretionary. Also hurting our result were underweights in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and information technology, primarily within the technology hardware & equipment industry.
•The largest individual relative detractor was an underweight in Apple (+49%). The stock was one of the fund's largest holdings. A second notable relative detractor was an underweight in Lam Research (+211%). This was a position we established this period. An underweight in Advanced Micro Devices (+170%) also detracted. This was an investment we established this period.
•Notable changes in positioning include decreased exposure to the financials sector and a higher allocation to industrials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 25, 2017 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Blue Chip Growth K6 Fund	20.05%	13.63%	20.14%
Russell 1000® Growth Index	8.03%	11.88%	17.33%
Russell 1000® Index	18.94%	12.12%	14.69%
A   From May 25, 2017

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$20,619,483,885
Number of Holdings	375
Total Advisory Fee	$83,608,923
Portfolio Turnover	33%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	53.9
Communication Services	14.5
Consumer Discretionary	13.9
Industrials	6.3
Health Care	6.0
Financials	2.8
Consumer Staples	1.4
Real Estate	0.7
Materials	0.2
Energy	0.2
Utilities	0.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.2
Preferred Stocks - 1.7
Preferred Securities - 0.0
Bonds - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 95.3
Canada - 1.4
Taiwan - 1.2
Korea (South) - 0.4
India - 0.3
Netherlands - 0.3
Japan - 0.3
Finland - 0.2
United Kingdom - 0.2
Others - 0.4

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	14.8
Alphabet Inc Class A	7.5
Apple Inc	5.8
Amazon.com Inc	5.8
Broadcom Inc	5.3
Microsoft Corp	5.0
Eli Lilly & Co	3.0
Space Exploration Technologies Corp	2.9
Meta Platforms Inc Class A	2.7
Micron Technology Inc	2.6
55.4
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913548.102    2945-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Blue Chip Growth Fund Fidelity® Blue Chip Growth Fund : FBGRX

This annual shareholder report contains information about Fidelity® Blue Chip Growth Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Blue Chip Growth Fund	$ 80	0.72%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark Russell 1000 Growth Index for the fiscal year, led by information technology. Security selection in consumer discretionary, primarily within the consumer discretionary distribution & retail industry, and industrials also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Marvell Technology (+137%). The second-largest relative contributor was an overweight in Space Exploration Technologies (+156%). The stock was one of our biggest holdings. Our stake in Micron Technology (+626%) also contributed. This was an investment we established this period. The company was one of the fund's biggest holdings at period end.
•In contrast, the biggest detractor from performance versus the benchmark was an overweight in consumer discretionary. An underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's result. Also detracting from our result were stock picks and an underweight in consumer staples, primarily within the food, beverage & tobacco industry.
•The biggest individual relative detractor was an underweight in Lam Research (+211%). This was a position we established this period. The second-largest relative detractor was an underweight in Advanced Micro Devices (+170%). This period we increased our investment in Advanced Micro Devices. Another notable relative detractor was our stake in Netflix (-38%). This period we decreased our stake in Netflix. The stock was among our biggest holdings this period.
•Notable changes in positioning include decreased exposure to the financials sector and a higher allocation to industrials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Blue Chip Growth Fund	22.41%	13.72%	20.71%
Russell 1000® Growth Index	8.03%	11.88%	17.46%
Russell 1000® Index	18.94%	12.12%	14.82%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$98,657,882,415
Number of Holdings	390
Total Advisory Fee	$632,037,523
Portfolio Turnover	37%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	54.6
Communication Services	15.9
Consumer Discretionary	13.6
Health Care	5.9
Industrials	5.4
Financials	2.4
Consumer Staples	1.0
Real Estate	0.6
Materials	0.3
Energy	0.2
Utilities	0.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.0
Preferred Stocks - 1.9
Preferred Securities - 0.0
Bonds - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 95.2
Canada - 1.3
Taiwan - 1.2
Korea (South) - 0.4
Netherlands - 0.4
India - 0.3
Japan - 0.3
Finland - 0.2
United Kingdom - 0.2
Others - 0.5

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	14.7
Apple Inc	9.3
Alphabet Inc Class A	9.3
Amazon.com Inc	5.9
Microsoft Corp	5.1
Broadcom Inc	4.4
Space Exploration Technologies Corp	2.8
Eli Lilly & Co	2.8
Meta Platforms Inc Class A	2.4
Micron Technology Inc	2.0
58.7
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Performance adjustment fee	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913433.102    312-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Blue Chip Growth Fund Fidelity® Blue Chip Growth Fund Class K : FBGKX

This annual shareholder report contains information about Fidelity® Blue Chip Growth Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 73	0.65%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark Russell 1000 Growth Index for the fiscal year, led by information technology. Security selection in consumer discretionary, primarily within the consumer discretionary distribution & retail industry, and industrials also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Marvell Technology (+137%). The second-largest relative contributor was an overweight in Space Exploration Technologies (+156%). The stock was one of our biggest holdings. Our stake in Micron Technology (+626%) also contributed. This was an investment we established this period. The company was one of the fund's biggest holdings at period end.
•In contrast, the biggest detractor from performance versus the benchmark was an overweight in consumer discretionary. An underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's result. Also detracting from our result were stock picks and an underweight in consumer staples, primarily within the food, beverage & tobacco industry.
•The biggest individual relative detractor was an underweight in Lam Research (+211%). This was a position we established this period. The second-largest relative detractor was an underweight in Advanced Micro Devices (+170%). This period we increased our investment in Advanced Micro Devices. Another notable relative detractor was our stake in Netflix (-38%). This period we decreased our stake in Netflix. The stock was among our biggest holdings this period.
•Notable changes in positioning include decreased exposure to the financials sector and a higher allocation to industrials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	22.49%	13.81%	20.82%
Russell 1000® Growth Index	8.03%	11.88%	17.46%
Russell 1000® Index	18.94%	12.12%	14.82%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$98,657,882,415
Number of Holdings	390
Total Advisory Fee	$632,037,523
Portfolio Turnover	37%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	54.6
Communication Services	15.9
Consumer Discretionary	13.6
Health Care	5.9
Industrials	5.4
Financials	2.4
Consumer Staples	1.0
Real Estate	0.6
Materials	0.3
Energy	0.2
Utilities	0.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.0
Preferred Stocks - 1.9
Preferred Securities - 0.0
Bonds - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 95.2
Canada - 1.3
Taiwan - 1.2
Korea (South) - 0.4
Netherlands - 0.4
India - 0.3
Japan - 0.3
Finland - 0.2
United Kingdom - 0.2
Others - 0.5

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	14.7
Apple Inc	9.3
Alphabet Inc Class A	9.3
Amazon.com Inc	5.9
Microsoft Corp	5.1
Broadcom Inc	4.4
Space Exploration Technologies Corp	2.8
Eli Lilly & Co	2.8
Meta Platforms Inc Class A	2.4
Micron Technology Inc	2.0
58.7
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Performance adjustment fee	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913432.102    2078-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Leveraged Company Stock Fund Fidelity Advisor® Leveraged Company Stock Fund Class A : FLEJX

This annual shareholder report contains information about Fidelity® Leveraged Company Stock Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 105	0.96%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the benchmark, the Russell MidCap Index, for the fiscal year, especially within financials. Also hurting our result were stock picks in utilities and information technology.
•The biggest individual relative detractor was an underweight in Sandisk (-32%). This was a position we established this period. A second notable relative detractor was a non-benchmark stake in Meta Platforms (-28%). The company was one of the largest holdings this period. Another notable relative detractor was an overweight in Vistra (-29%). The stock was among the fund's largest holdings.
•In contrast, the biggest contributor to performance versus the benchmark was security selection in industrials, primarily within the capital goods industry. An overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted the fund's relative result. Also contributing were picks in communication services, primarily within the media & entertainment industry.
•The fund's non-benchmark stake in Micron Technology gained 663% and was the top individual relative contributor. The company was among our biggest holdings. The second-largest relative contributor was an overweight in Comfort Systems USA (+147%). This period we decreased our investment in Comfort Systems USA. The company was among our largest holdings. An overweight in Vertiv Holdings (+65%) also contributed. The company was one of the fund's largest holdings.
•Notable changes in positioning include decreased exposure to the consumer discretionary sector and a higher allocation to industrials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 18, 2024 through July 31, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class A (incl. 5.75% sales charge)	11.06%	14.34%
Class A (without 5.75% sales charge)	17.84%	18.20%
Fidelity U.S. Leveraged Stock Linked Index℠	22.86%	18.46%
Russell Midcap® Index	18.68%	13.22%
Russell 3000® Index	19.60%	15.89%
A   From October 18, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,038,464,761
Number of Holdings	69
Total Advisory Fee	$26,465,405
Portfolio Turnover	38%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	33.6
Industrials	28.5
Financials	15.0
Communication Services	9.3
Utilities	5.1
Consumer Discretionary	3.0
Health Care	1.9
Materials	1.9
Consumer Staples	1.4
Energy	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 100.1
Bonds - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.3
Taiwan - 4.7
Canada - 0.5
Netherlands - 0.4
Hong Kong - 0.1

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	6.9
Alphabet Inc Class A	6.7
Micron Technology Inc	5.7
Taiwan Semiconductor Manufacturing Co Ltd ADR	4.7
Apollo Global Management Inc	4.3
Vistra Corp	4.1
Arthur J Gallagher & Co	4.1
Comfort Systems USA Inc	4.0
Vertiv Holdings Co Class A	3.7
Parker-Hannifin Corp	3.6
47.8
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918397.101    7776-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Leveraged Company Stock Fund Fidelity Advisor® Leveraged Company Stock Fund Class M : FLELX

This annual shareholder report contains information about Fidelity® Leveraged Company Stock Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 132	1.21%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the benchmark, the Russell MidCap Index, for the fiscal year, especially within financials. Also hurting our result were stock picks in utilities and information technology.
•The biggest individual relative detractor was an underweight in Sandisk (-32%). This was a position we established this period. A second notable relative detractor was a non-benchmark stake in Meta Platforms (-28%). The company was one of the largest holdings this period. Another notable relative detractor was an overweight in Vistra (-29%). The stock was among the fund's largest holdings.
•In contrast, the biggest contributor to performance versus the benchmark was security selection in industrials, primarily within the capital goods industry. An overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted the fund's relative result. Also contributing were picks in communication services, primarily within the media & entertainment industry.
•The fund's non-benchmark stake in Micron Technology gained 663% and was the top individual relative contributor. The company was among our biggest holdings. The second-largest relative contributor was an overweight in Comfort Systems USA (+147%). This period we decreased our investment in Comfort Systems USA. The company was among our largest holdings. An overweight in Vertiv Holdings (+65%) also contributed. The company was one of the fund's largest holdings.
•Notable changes in positioning include decreased exposure to the consumer discretionary sector and a higher allocation to industrials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 18, 2024 through July 31, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class M (incl. 3.50% sales charge)	13.45%	15.57%
Class M (without 3.50% sales charge)	17.57%	17.90%
Fidelity U.S. Leveraged Stock Linked Index℠	22.86%	18.46%
Russell Midcap® Index	18.68%	13.22%
Russell 3000® Index	19.60%	15.89%
A   From October 18, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,038,464,761
Number of Holdings	69
Total Advisory Fee	$26,465,405
Portfolio Turnover	38%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	33.6
Industrials	28.5
Financials	15.0
Communication Services	9.3
Utilities	5.1
Consumer Discretionary	3.0
Health Care	1.9
Materials	1.9
Consumer Staples	1.4
Energy	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 100.1
Bonds - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.3
Taiwan - 4.7
Canada - 0.5
Netherlands - 0.4
Hong Kong - 0.1

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	6.9
Alphabet Inc Class A	6.7
Micron Technology Inc	5.7
Taiwan Semiconductor Manufacturing Co Ltd ADR	4.7
Apollo Global Management Inc	4.3
Vistra Corp	4.1
Arthur J Gallagher & Co	4.1
Comfort Systems USA Inc	4.0
Vertiv Holdings Co Class A	3.7
Parker-Hannifin Corp	3.6
47.8
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918401.101    7805-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Leveraged Company Stock Fund Fidelity Advisor® Leveraged Company Stock Fund Class C : FLEMX

This annual shareholder report contains information about Fidelity® Leveraged Company Stock Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 185	1.71%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the benchmark, the Russell MidCap Index, for the fiscal year, especially within financials. Also hurting our result were stock picks in utilities and information technology.
•The biggest individual relative detractor was an underweight in Sandisk (-32%). This was a position we established this period. A second notable relative detractor was a non-benchmark stake in Meta Platforms (-28%). The company was one of the largest holdings this period. Another notable relative detractor was an overweight in Vistra (-29%). The stock was among the fund's largest holdings.
•In contrast, the biggest contributor to performance versus the benchmark was security selection in industrials, primarily within the capital goods industry. An overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted the fund's relative result. Also contributing were picks in communication services, primarily within the media & entertainment industry.
•The fund's non-benchmark stake in Micron Technology gained 663% and was the top individual relative contributor. The company was among our biggest holdings. The second-largest relative contributor was an overweight in Comfort Systems USA (+147%). This period we decreased our investment in Comfort Systems USA. The company was among our largest holdings. An overweight in Vertiv Holdings (+65%) also contributed. The company was one of the fund's largest holdings.
•Notable changes in positioning include decreased exposure to the consumer discretionary sector and a higher allocation to industrials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 18, 2024 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class C (incl. contingent deferred sales charge)	15.96%	17.31%
Class C	16.96%	17.31%
Fidelity U.S. Leveraged Stock Linked Index℠	22.86%	18.46%
Russell Midcap® Index	18.68%	13.22%
Russell 3000® Index	19.60%	15.89%
A   From October 18, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,038,464,761
Number of Holdings	69
Total Advisory Fee	$26,465,405
Portfolio Turnover	38%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	33.6
Industrials	28.5
Financials	15.0
Communication Services	9.3
Utilities	5.1
Consumer Discretionary	3.0
Health Care	1.9
Materials	1.9
Consumer Staples	1.4
Energy	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 100.1
Bonds - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.3
Taiwan - 4.7
Canada - 0.5
Netherlands - 0.4
Hong Kong - 0.1

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	6.9
Alphabet Inc Class A	6.7
Micron Technology Inc	5.7
Taiwan Semiconductor Manufacturing Co Ltd ADR	4.7
Apollo Global Management Inc	4.3
Vistra Corp	4.1
Arthur J Gallagher & Co	4.1
Comfort Systems USA Inc	4.0
Vertiv Holdings Co Class A	3.7
Parker-Hannifin Corp	3.6
47.8
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918399.101    7806-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Leveraged Company Stock Fund Fidelity Advisor® Leveraged Company Stock Fund Class I : FLENX

This annual shareholder report contains information about Fidelity® Leveraged Company Stock Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 77	0.71%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the benchmark, the Russell MidCap Index, for the fiscal year, especially within financials. Also hurting our result were stock picks in utilities and information technology.
•The biggest individual relative detractor was an underweight in Sandisk (-32%). This was a position we established this period. A second notable relative detractor was a non-benchmark stake in Meta Platforms (-28%). The company was one of the largest holdings this period. Another notable relative detractor was an overweight in Vistra (-29%). The stock was among the fund's largest holdings.
•In contrast, the biggest contributor to performance versus the benchmark was security selection in industrials, primarily within the capital goods industry. An overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted the fund's relative result. Also contributing were picks in communication services, primarily within the media & entertainment industry.
•The fund's non-benchmark stake in Micron Technology gained 663% and was the top individual relative contributor. The company was among our biggest holdings. The second-largest relative contributor was an overweight in Comfort Systems USA (+147%). This period we decreased our investment in Comfort Systems USA. The company was among our largest holdings. An overweight in Vertiv Holdings (+65%) also contributed. The company was one of the fund's largest holdings.
•Notable changes in positioning include decreased exposure to the consumer discretionary sector and a higher allocation to industrials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 18, 2024 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class I	18.14%	18.49%
Fidelity U.S. Leveraged Stock Linked Index℠	22.86%	18.46%
Russell Midcap® Index	18.68%	13.22%
Russell 3000® Index	19.60%	15.89%
A   From October 18, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,038,464,761
Number of Holdings	69
Total Advisory Fee	$26,465,405
Portfolio Turnover	38%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	33.6
Industrials	28.5
Financials	15.0
Communication Services	9.3
Utilities	5.1
Consumer Discretionary	3.0
Health Care	1.9
Materials	1.9
Consumer Staples	1.4
Energy	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 100.1
Bonds - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.3
Taiwan - 4.7
Canada - 0.5
Netherlands - 0.4
Hong Kong - 0.1

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	6.9
Alphabet Inc Class A	6.7
Micron Technology Inc	5.7
Taiwan Semiconductor Manufacturing Co Ltd ADR	4.7
Apollo Global Management Inc	4.3
Vistra Corp	4.1
Arthur J Gallagher & Co	4.1
Comfort Systems USA Inc	4.0
Vertiv Holdings Co Class A	3.7
Parker-Hannifin Corp	3.6
47.8
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918403.101    7807-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Leveraged Company Stock Fund Fidelity Advisor® Leveraged Company Stock Fund Class Z : FLEOX

This annual shareholder report contains information about Fidelity® Leveraged Company Stock Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 65	0.59%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the benchmark, the Russell MidCap Index, for the fiscal year, especially within financials. Also hurting our result were stock picks in utilities and information technology.
•The biggest individual relative detractor was an underweight in Sandisk (-32%). This was a position we established this period. A second notable relative detractor was a non-benchmark stake in Meta Platforms (-28%). The company was one of the largest holdings this period. Another notable relative detractor was an overweight in Vistra (-29%). The stock was among the fund's largest holdings.
•In contrast, the biggest contributor to performance versus the benchmark was security selection in industrials, primarily within the capital goods industry. An overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted the fund's relative result. Also contributing were picks in communication services, primarily within the media & entertainment industry.
•The fund's non-benchmark stake in Micron Technology gained 663% and was the top individual relative contributor. The company was among our biggest holdings. The second-largest relative contributor was an overweight in Comfort Systems USA (+147%). This period we decreased our investment in Comfort Systems USA. The company was among our largest holdings. An overweight in Vertiv Holdings (+65%) also contributed. The company was one of the fund's largest holdings.
•Notable changes in positioning include decreased exposure to the consumer discretionary sector and a higher allocation to industrials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 18, 2024 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class Z	18.27%	18.63%
Fidelity U.S. Leveraged Stock Linked Index℠	22.86%	18.46%
Russell Midcap® Index	18.68%	13.22%
Russell 3000® Index	19.60%	15.89%
A   From October 18, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,038,464,761
Number of Holdings	69
Total Advisory Fee	$26,465,405
Portfolio Turnover	38%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	33.6
Industrials	28.5
Financials	15.0
Communication Services	9.3
Utilities	5.1
Consumer Discretionary	3.0
Health Care	1.9
Materials	1.9
Consumer Staples	1.4
Energy	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 100.1
Bonds - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.3
Taiwan - 4.7
Canada - 0.5
Netherlands - 0.4
Hong Kong - 0.1

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	6.9
Alphabet Inc Class A	6.7
Micron Technology Inc	5.7
Taiwan Semiconductor Manufacturing Co Ltd ADR	4.7
Apollo Global Management Inc	4.3
Vistra Corp	4.1
Arthur J Gallagher & Co	4.1
Comfort Systems USA Inc	4.0
Vertiv Holdings Co Class A	3.7
Parker-Hannifin Corp	3.6
47.8
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918405.101    7808-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Blue Chip Growth Fund Fidelity Advisor® Blue Chip Growth Fund Class A : FBCCX

This annual shareholder report contains information about Fidelity® Blue Chip Growth Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 112	1.01%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark Russell 1000 Growth Index for the fiscal year, led by information technology. Security selection in consumer discretionary, primarily within the consumer discretionary distribution & retail industry, and industrials also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Marvell Technology (+137%). The second-largest relative contributor was an overweight in Space Exploration Technologies (+156%). The stock was one of our biggest holdings. Our stake in Micron Technology (+626%) also contributed. This was an investment we established this period. The company was one of the fund's biggest holdings at period end.
•In contrast, the biggest detractor from performance versus the benchmark was an overweight in consumer discretionary. An underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's result. Also detracting from our result were stock picks and an underweight in consumer staples, primarily within the food, beverage & tobacco industry.
•The biggest individual relative detractor was an underweight in Lam Research (+211%). This was a position we established this period. The second-largest relative detractor was an underweight in Advanced Micro Devices (+170%). This period we increased our investment in Advanced Micro Devices. Another notable relative detractor was our stake in Netflix (-38%). This period we decreased our stake in Netflix. The stock was among our biggest holdings this period.
•Notable changes in positioning include decreased exposure to the financials sector and a higher allocation to industrials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through July 31, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class A (incl. 5.75% sales charge)	15.03%	18.25%
Class A (without 5.75% sales charge)	22.04%	22.18%
Russell 1000® Growth Index	8.03%	14.09%
Russell 1000® Index	18.94%	16.96%
A   From October 8, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$98,657,882,415
Number of Holdings	390
Total Advisory Fee	$632,037,523
Portfolio Turnover	37%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	54.6
Communication Services	15.9
Consumer Discretionary	13.6
Health Care	5.9
Industrials	5.4
Financials	2.4
Consumer Staples	1.0
Real Estate	0.6
Materials	0.3
Energy	0.2
Utilities	0.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.0
Preferred Stocks - 1.9
Preferred Securities - 0.0
Bonds - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 95.2
Canada - 1.3
Taiwan - 1.2
Korea (South) - 0.4
Netherlands - 0.4
India - 0.3
Japan - 0.3
Finland - 0.2
United Kingdom - 0.2
Others - 0.5

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	14.7
Apple Inc	9.3
Alphabet Inc Class A	9.3
Amazon.com Inc	5.9
Microsoft Corp	5.1
Broadcom Inc	4.4
Space Exploration Technologies Corp	2.8
Eli Lilly & Co	2.8
Meta Platforms Inc Class A	2.4
Micron Technology Inc	2.0
58.7
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918458.101    7819-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Blue Chip Growth Fund Fidelity Advisor® Blue Chip Growth Fund Class M : FBCEX

This annual shareholder report contains information about Fidelity® Blue Chip Growth Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 140	1.26%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark Russell 1000 Growth Index for the fiscal year, led by information technology. Security selection in consumer discretionary, primarily within the consumer discretionary distribution & retail industry, and industrials also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Marvell Technology (+137%). The second-largest relative contributor was an overweight in Space Exploration Technologies (+156%). The stock was one of our biggest holdings. Our stake in Micron Technology (+626%) also contributed. This was an investment we established this period. The company was one of the fund's biggest holdings at period end.
•In contrast, the biggest detractor from performance versus the benchmark was an overweight in consumer discretionary. An underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's result. Also detracting from our result were stock picks and an underweight in consumer staples, primarily within the food, beverage & tobacco industry.
•The biggest individual relative detractor was an underweight in Lam Research (+211%). This was a position we established this period. The second-largest relative detractor was an underweight in Advanced Micro Devices (+170%). This period we increased our investment in Advanced Micro Devices. Another notable relative detractor was our stake in Netflix (-38%). This period we decreased our stake in Netflix. The stock was among our biggest holdings this period.
•Notable changes in positioning include decreased exposure to the financials sector and a higher allocation to industrials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through July 31, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class M (incl. 3.50% sales charge)	17.48%	19.50%
Class M (without 3.50% sales charge)	21.74%	21.88%
Russell 1000® Growth Index	8.03%	14.09%
Russell 1000® Index	18.94%	16.96%
A   From October 8, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$98,657,882,415
Number of Holdings	390
Total Advisory Fee	$632,037,523
Portfolio Turnover	37%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	54.6
Communication Services	15.9
Consumer Discretionary	13.6
Health Care	5.9
Industrials	5.4
Financials	2.4
Consumer Staples	1.0
Real Estate	0.6
Materials	0.3
Energy	0.2
Utilities	0.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.0
Preferred Stocks - 1.9
Preferred Securities - 0.0
Bonds - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 95.2
Canada - 1.3
Taiwan - 1.2
Korea (South) - 0.4
Netherlands - 0.4
India - 0.3
Japan - 0.3
Finland - 0.2
United Kingdom - 0.2
Others - 0.5

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	14.7
Apple Inc	9.3
Alphabet Inc Class A	9.3
Amazon.com Inc	5.9
Microsoft Corp	5.1
Broadcom Inc	4.4
Space Exploration Technologies Corp	2.8
Eli Lilly & Co	2.8
Meta Platforms Inc Class A	2.4
Micron Technology Inc	2.0
58.7
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Performance adjustment fee	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918462.101    7820-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Blue Chip Growth Fund Fidelity Advisor® Blue Chip Growth Fund Class C : FBCHX

This annual shareholder report contains information about Fidelity® Blue Chip Growth Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 195	1.76%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark Russell 1000 Growth Index for the fiscal year, led by information technology. Security selection in consumer discretionary, primarily within the consumer discretionary distribution & retail industry, and industrials also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Marvell Technology (+137%). The second-largest relative contributor was an overweight in Space Exploration Technologies (+156%). The stock was one of our biggest holdings. Our stake in Micron Technology (+626%) also contributed. This was an investment we established this period. The company was one of the fund's biggest holdings at period end.
•In contrast, the biggest detractor from performance versus the benchmark was an overweight in consumer discretionary. An underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's result. Also detracting from our result were stock picks and an underweight in consumer staples, primarily within the food, beverage & tobacco industry.
•The biggest individual relative detractor was an underweight in Lam Research (+211%). This was a position we established this period. The second-largest relative detractor was an underweight in Advanced Micro Devices (+170%). This period we increased our investment in Advanced Micro Devices. Another notable relative detractor was our stake in Netflix (-38%). This period we decreased our stake in Netflix. The stock was among our biggest holdings this period.
•Notable changes in positioning include decreased exposure to the financials sector and a higher allocation to industrials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class C (incl. contingent deferred sales charge)	20.14%	21.27%
Class C	21.14%	21.27%
Russell 1000® Growth Index	8.03%	14.09%
Russell 1000® Index	18.94%	16.96%
A   From October 8, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$98,657,882,415
Number of Holdings	390
Total Advisory Fee	$632,037,523
Portfolio Turnover	37%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	54.6
Communication Services	15.9
Consumer Discretionary	13.6
Health Care	5.9
Industrials	5.4
Financials	2.4
Consumer Staples	1.0
Real Estate	0.6
Materials	0.3
Energy	0.2
Utilities	0.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.0
Preferred Stocks - 1.9
Preferred Securities - 0.0
Bonds - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 95.2
Canada - 1.3
Taiwan - 1.2
Korea (South) - 0.4
Netherlands - 0.4
India - 0.3
Japan - 0.3
Finland - 0.2
United Kingdom - 0.2
Others - 0.5

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	14.7
Apple Inc	9.3
Alphabet Inc Class A	9.3
Amazon.com Inc	5.9
Microsoft Corp	5.1
Broadcom Inc	4.4
Space Exploration Technologies Corp	2.8
Eli Lilly & Co	2.8
Meta Platforms Inc Class A	2.4
Micron Technology Inc	2.0
58.7
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918460.101    7821-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Blue Chip Growth Fund Fidelity Advisor® Blue Chip Growth Fund Class I : FBCJX

This annual shareholder report contains information about Fidelity® Blue Chip Growth Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 85	0.76%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark Russell 1000 Growth Index for the fiscal year, led by information technology. Security selection in consumer discretionary, primarily within the consumer discretionary distribution & retail industry, and industrials also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Marvell Technology (+137%). The second-largest relative contributor was an overweight in Space Exploration Technologies (+156%). The stock was one of our biggest holdings. Our stake in Micron Technology (+626%) also contributed. This was an investment we established this period. The company was one of the fund's biggest holdings at period end.
•In contrast, the biggest detractor from performance versus the benchmark was an overweight in consumer discretionary. An underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's result. Also detracting from our result were stock picks and an underweight in consumer staples, primarily within the food, beverage & tobacco industry.
•The biggest individual relative detractor was an underweight in Lam Research (+211%). This was a position we established this period. The second-largest relative detractor was an underweight in Advanced Micro Devices (+170%). This period we increased our investment in Advanced Micro Devices. Another notable relative detractor was our stake in Netflix (-38%). This period we decreased our stake in Netflix. The stock was among our biggest holdings this period.
•Notable changes in positioning include decreased exposure to the financials sector and a higher allocation to industrials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class I	22.35%	22.49%
Russell 1000® Growth Index	8.03%	14.09%
Russell 1000® Index	18.94%	16.96%
A   From October 8, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$98,657,882,415
Number of Holdings	390
Total Advisory Fee	$632,037,523
Portfolio Turnover	37%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	54.6
Communication Services	15.9
Consumer Discretionary	13.6
Health Care	5.9
Industrials	5.4
Financials	2.4
Consumer Staples	1.0
Real Estate	0.6
Materials	0.3
Energy	0.2
Utilities	0.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.0
Preferred Stocks - 1.9
Preferred Securities - 0.0
Bonds - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 95.2
Canada - 1.3
Taiwan - 1.2
Korea (South) - 0.4
Netherlands - 0.4
India - 0.3
Japan - 0.3
Finland - 0.2
United Kingdom - 0.2
Others - 0.5

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	14.7
Apple Inc	9.3
Alphabet Inc Class A	9.3
Amazon.com Inc	5.9
Microsoft Corp	5.1
Broadcom Inc	4.4
Space Exploration Technologies Corp	2.8
Eli Lilly & Co	2.8
Meta Platforms Inc Class A	2.4
Micron Technology Inc	2.0
58.7
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Performance adjustment fee	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918464.101    7822-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Blue Chip Growth Fund Fidelity Advisor® Blue Chip Growth Fund Class Z : FBCKX

This annual shareholder report contains information about Fidelity® Blue Chip Growth Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 73	0.65%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the benchmark Russell 1000 Growth Index for the fiscal year, led by information technology. Security selection in consumer discretionary, primarily within the consumer discretionary distribution & retail industry, and industrials also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Marvell Technology (+137%). The second-largest relative contributor was an overweight in Space Exploration Technologies (+156%). The stock was one of our biggest holdings. Our stake in Micron Technology (+626%) also contributed. This was an investment we established this period. The company was one of the fund's biggest holdings at period end.
•In contrast, the biggest detractor from performance versus the benchmark was an overweight in consumer discretionary. An underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's result. Also detracting from our result were stock picks and an underweight in consumer staples, primarily within the food, beverage & tobacco industry.
•The biggest individual relative detractor was an underweight in Lam Research (+211%). This was a position we established this period. The second-largest relative detractor was an underweight in Advanced Micro Devices (+170%). This period we increased our investment in Advanced Micro Devices. Another notable relative detractor was our stake in Netflix (-38%). This period we decreased our stake in Netflix. The stock was among our biggest holdings this period.
•Notable changes in positioning include decreased exposure to the financials sector and a higher allocation to industrials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class Z	22.48%	22.62%
Russell 1000® Growth Index	8.03%	14.09%
Russell 1000® Index	18.94%	16.96%
A   From October 8, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$98,657,882,415
Number of Holdings	390
Total Advisory Fee	$632,037,523
Portfolio Turnover	37%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	54.6
Communication Services	15.9
Consumer Discretionary	13.6
Health Care	5.9
Industrials	5.4
Financials	2.4
Consumer Staples	1.0
Real Estate	0.6
Materials	0.3
Energy	0.2
Utilities	0.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 98.0
Preferred Stocks - 1.9
Preferred Securities - 0.0
Bonds - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 95.2
Canada - 1.3
Taiwan - 1.2
Korea (South) - 0.4
Netherlands - 0.4
India - 0.3
Japan - 0.3
Finland - 0.2
United Kingdom - 0.2
Others - 0.5

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	14.7
Apple Inc	9.3
Alphabet Inc Class A	9.3
Amazon.com Inc	5.9
Microsoft Corp	5.1
Broadcom Inc	4.4
Space Exploration Technologies Corp	2.8
Eli Lilly & Co	2.8
Meta Platforms Inc Class A	2.4
Micron Technology Inc	2.0
58.7
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Performance adjustment fee	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918466.101    7823-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026
Fidelity® OTC Portfolio Fidelity Advisor® OTC Fund Class A : FOTDX

This annual shareholder report contains information about Fidelity® OTC Portfolio for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 125	1.07%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the NASDAQ Composite Index for the fiscal year, led by information technology. Security selection in communication services also boosted the fund's relative performance. Also helping our relative result was an underweight in consumer discretionary.
•The top individual relative contributor was an overweight in Space Exploration Technologies (+156%). The stock was among our biggest holdings. The second-largest relative contributor was our stake in SK Hynix (+641%). The fund did not own SK Hynix at period end. An overweight in Alphabet (+86%) also helped. The stock was the fund's biggest holding at period end, counting both Class A and Class C shares.
•In contrast, the biggest detractor from performance versus the benchmark was security selection in health care. Stock selection in utilities also hampered the fund's result. Also hurting our result were stock selection and an underweight in materials.
•The biggest individual relative detractor was an overweight in Alnylam Pharmaceuticals (-48%). A non-benchmark stake in Circle Internet Group returned about -58% and was the second-largest relative detractor. Our underweight stake in Advanced Micro Devices (+170%) also detracted. This period we increased our stake in Advanced Micro Devices.
•Notable changes in positioning include a lower allocation to health care.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through July 31, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class A (incl. 5.75% sales charge)	26.99%	24.26%
Class A (without 5.75% sales charge)	34.73%	28.39%
Nasdaq Composite Index®	20.86%	20.96%
S&P 500® Index	19.56%	17.14%
A   From October 8, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$43,124,672,839
Number of Holdings	138
Total Advisory Fee	$284,717,398
Portfolio Turnover	64%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	52.8
Communication Services	21.6
Consumer Discretionary	10.4
Health Care	6.6
Industrials	2.1
Materials	1.4
Utilities	0.7
Financials	0.6
Consumer Staples	0.6
Real Estate	0.2
Energy	0.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.1
Domestic Equity Funds - 1.5
Preferred Stocks - 0.9
Short-Term Investments and Net Other Assets (Liabilities) - 1.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 93.1
Taiwan - 2.8
Netherlands - 1.3
Canada - 0.8
Belgium - 0.4
United Kingdom - 0.4
Chile - 0.3
Luxembourg - 0.3
Korea (South) - 0.2
Others - 0.4

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	13.4
Apple Inc	11.6
Alphabet Inc Class A	9.2
Amazon.com Inc	8.2
Microsoft Corp	4.9
Alphabet Inc Class C	4.6
Space Exploration Technologies Corp	4.3
Broadcom Inc	3.8
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.8
Meta Platforms Inc Class A	2.1
64.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918488.101    7814-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026
Fidelity® OTC Portfolio Fidelity Advisor® OTC Fund Class M : FOTEX

This annual shareholder report contains information about Fidelity® OTC Portfolio for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 154	1.31%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the NASDAQ Composite Index for the fiscal year, led by information technology. Security selection in communication services also boosted the fund's relative performance. Also helping our relative result was an underweight in consumer discretionary.
•The top individual relative contributor was an overweight in Space Exploration Technologies (+156%). The stock was among our biggest holdings. The second-largest relative contributor was our stake in SK Hynix (+641%). The fund did not own SK Hynix at period end. An overweight in Alphabet (+86%) also helped. The stock was the fund's biggest holding at period end, counting both Class A and Class C shares.
•In contrast, the biggest detractor from performance versus the benchmark was security selection in health care. Stock selection in utilities also hampered the fund's result. Also hurting our result were stock selection and an underweight in materials.
•The biggest individual relative detractor was an overweight in Alnylam Pharmaceuticals (-48%). A non-benchmark stake in Circle Internet Group returned about -58% and was the second-largest relative detractor. Our underweight stake in Advanced Micro Devices (+170%) also detracted. This period we increased our stake in Advanced Micro Devices.
•Notable changes in positioning include a lower allocation to health care.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through July 31, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class M (incl. 3.50% sales charge)	29.69%	25.58%
Class M (without 3.50% sales charge)	34.40%	28.08%
Nasdaq Composite Index®	20.86%	20.96%
S&P 500® Index	19.56%	17.14%
A   From October 8, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$43,124,672,839
Number of Holdings	138
Total Advisory Fee	$284,717,398
Portfolio Turnover	64%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	52.8
Communication Services	21.6
Consumer Discretionary	10.4
Health Care	6.6
Industrials	2.1
Materials	1.4
Utilities	0.7
Financials	0.6
Consumer Staples	0.6
Real Estate	0.2
Energy	0.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.1
Domestic Equity Funds - 1.5
Preferred Stocks - 0.9
Short-Term Investments and Net Other Assets (Liabilities) - 1.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 93.1
Taiwan - 2.8
Netherlands - 1.3
Canada - 0.8
Belgium - 0.4
United Kingdom - 0.4
Chile - 0.3
Luxembourg - 0.3
Korea (South) - 0.2
Others - 0.4

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	13.4
Apple Inc	11.6
Alphabet Inc Class A	9.2
Amazon.com Inc	8.2
Microsoft Corp	4.9
Alphabet Inc Class C	4.6
Space Exploration Technologies Corp	4.3
Broadcom Inc	3.8
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.8
Meta Platforms Inc Class A	2.1
64.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918492.101    7815-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026
Fidelity® OTC Portfolio Fidelity Advisor® OTC Fund Class C : FOTGX

This annual shareholder report contains information about Fidelity® OTC Portfolio for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 212	1.81%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the NASDAQ Composite Index for the fiscal year, led by information technology. Security selection in communication services also boosted the fund's relative performance. Also helping our relative result was an underweight in consumer discretionary.
•The top individual relative contributor was an overweight in Space Exploration Technologies (+156%). The stock was among our biggest holdings. The second-largest relative contributor was our stake in SK Hynix (+641%). The fund did not own SK Hynix at period end. An overweight in Alphabet (+86%) also helped. The stock was the fund's biggest holding at period end, counting both Class A and Class C shares.
•In contrast, the biggest detractor from performance versus the benchmark was security selection in health care. Stock selection in utilities also hampered the fund's result. Also hurting our result were stock selection and an underweight in materials.
•The biggest individual relative detractor was an overweight in Alnylam Pharmaceuticals (-48%). A non-benchmark stake in Circle Internet Group returned about -58% and was the second-largest relative detractor. Our underweight stake in Advanced Micro Devices (+170%) also detracted. This period we increased our stake in Advanced Micro Devices.
•Notable changes in positioning include a lower allocation to health care.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class C (incl. contingent deferred sales charge)	32.70%	27.43%
Class C	33.70%	27.43%
Nasdaq Composite Index®	20.86%	20.96%
S&P 500® Index	19.56%	17.14%
A   From October 8, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$43,124,672,839
Number of Holdings	138
Total Advisory Fee	$284,717,398
Portfolio Turnover	64%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	52.8
Communication Services	21.6
Consumer Discretionary	10.4
Health Care	6.6
Industrials	2.1
Materials	1.4
Utilities	0.7
Financials	0.6
Consumer Staples	0.6
Real Estate	0.2
Energy	0.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.1
Domestic Equity Funds - 1.5
Preferred Stocks - 0.9
Short-Term Investments and Net Other Assets (Liabilities) - 1.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 93.1
Taiwan - 2.8
Netherlands - 1.3
Canada - 0.8
Belgium - 0.4
United Kingdom - 0.4
Chile - 0.3
Luxembourg - 0.3
Korea (South) - 0.2
Others - 0.4

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	13.4
Apple Inc	11.6
Alphabet Inc Class A	9.2
Amazon.com Inc	8.2
Microsoft Corp	4.9
Alphabet Inc Class C	4.6
Space Exploration Technologies Corp	4.3
Broadcom Inc	3.8
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.8
Meta Platforms Inc Class A	2.1
64.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918490.101    7816-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026
Fidelity® OTC Portfolio Fidelity Advisor® OTC Fund Class I : FOTHX

This annual shareholder report contains information about Fidelity® OTC Portfolio for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 95	0.81%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the NASDAQ Composite Index for the fiscal year, led by information technology. Security selection in communication services also boosted the fund's relative performance. Also helping our relative result was an underweight in consumer discretionary.
•The top individual relative contributor was an overweight in Space Exploration Technologies (+156%). The stock was among our biggest holdings. The second-largest relative contributor was our stake in SK Hynix (+641%). The fund did not own SK Hynix at period end. An overweight in Alphabet (+86%) also helped. The stock was the fund's biggest holding at period end, counting both Class A and Class C shares.
•In contrast, the biggest detractor from performance versus the benchmark was security selection in health care. Stock selection in utilities also hampered the fund's result. Also hurting our result were stock selection and an underweight in materials.
•The biggest individual relative detractor was an overweight in Alnylam Pharmaceuticals (-48%). A non-benchmark stake in Circle Internet Group returned about -58% and was the second-largest relative detractor. Our underweight stake in Advanced Micro Devices (+170%) also detracted. This period we increased our stake in Advanced Micro Devices.
•Notable changes in positioning include a lower allocation to health care.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class I	35.05%	28.70%
Nasdaq Composite Index®	20.86%	20.96%
S&P 500® Index	19.56%	17.14%
A   From October 8, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$43,124,672,839
Number of Holdings	138
Total Advisory Fee	$284,717,398
Portfolio Turnover	64%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	52.8
Communication Services	21.6
Consumer Discretionary	10.4
Health Care	6.6
Industrials	2.1
Materials	1.4
Utilities	0.7
Financials	0.6
Consumer Staples	0.6
Real Estate	0.2
Energy	0.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.1
Domestic Equity Funds - 1.5
Preferred Stocks - 0.9
Short-Term Investments and Net Other Assets (Liabilities) - 1.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 93.1
Taiwan - 2.8
Netherlands - 1.3
Canada - 0.8
Belgium - 0.4
United Kingdom - 0.4
Chile - 0.3
Luxembourg - 0.3
Korea (South) - 0.2
Others - 0.4

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	13.4
Apple Inc	11.6
Alphabet Inc Class A	9.2
Amazon.com Inc	8.2
Microsoft Corp	4.9
Alphabet Inc Class C	4.6
Space Exploration Technologies Corp	4.3
Broadcom Inc	3.8
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.8
Meta Platforms Inc Class A	2.1
64.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918494.101    7817-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026
Fidelity® OTC Portfolio Fidelity Advisor® OTC Fund Class Z : FOTJX

This annual shareholder report contains information about Fidelity® OTC Portfolio for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 83	0.71%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the NASDAQ Composite Index for the fiscal year, led by information technology. Security selection in communication services also boosted the fund's relative performance. Also helping our relative result was an underweight in consumer discretionary.
•The top individual relative contributor was an overweight in Space Exploration Technologies (+156%). The stock was among our biggest holdings. The second-largest relative contributor was our stake in SK Hynix (+641%). The fund did not own SK Hynix at period end. An overweight in Alphabet (+86%) also helped. The stock was the fund's biggest holding at period end, counting both Class A and Class C shares.
•In contrast, the biggest detractor from performance versus the benchmark was security selection in health care. Stock selection in utilities also hampered the fund's result. Also hurting our result were stock selection and an underweight in materials.
•The biggest individual relative detractor was an overweight in Alnylam Pharmaceuticals (-48%). A non-benchmark stake in Circle Internet Group returned about -58% and was the second-largest relative detractor. Our underweight stake in Advanced Micro Devices (+170%) also detracted. This period we increased our stake in Advanced Micro Devices.
•Notable changes in positioning include a lower allocation to health care.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class Z	35.23%	28.86%
Nasdaq Composite Index®	20.86%	20.96%
S&P 500® Index	19.56%	17.14%
A   From October 8, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$43,124,672,839
Number of Holdings	138
Total Advisory Fee	$284,717,398
Portfolio Turnover	64%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	52.8
Communication Services	21.6
Consumer Discretionary	10.4
Health Care	6.6
Industrials	2.1
Materials	1.4
Utilities	0.7
Financials	0.6
Consumer Staples	0.6
Real Estate	0.2
Energy	0.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.1
Domestic Equity Funds - 1.5
Preferred Stocks - 0.9
Short-Term Investments and Net Other Assets (Liabilities) - 1.5

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 93.1
Taiwan - 2.8
Netherlands - 1.3
Canada - 0.8
Belgium - 0.4
United Kingdom - 0.4
Chile - 0.3
Luxembourg - 0.3
Korea (South) - 0.2
Others - 0.4

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	13.4
Apple Inc	11.6
Alphabet Inc Class A	9.2
Amazon.com Inc	8.2
Microsoft Corp	4.9
Alphabet Inc Class C	4.6
Space Exploration Technologies Corp	4.3
Broadcom Inc	3.8
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.8
Meta Platforms Inc Class A	2.1
64.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918496.101    7818-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Growth & Income Portfolio Fidelity Advisor® Growth & Income Fund Class A : FGIDX

This annual shareholder report contains information about Fidelity® Growth & Income Portfolio for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 88	0.81%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, market selection was the primary contributor to the fund's performance versus the benchmark S&P 500 index for the fiscal year, led by an overweight in energy. An underweight in consumer discretionary also boosted the fund's relative performance. Also contributing to our result was security selection in financials.
•The top individual relative contributor was an underweight in Meta Platforms (-28%). This period we increased our investment in Meta Platforms. A second notable relative contributor was an overweight in GE Vernova (+49%). The company was one of the fund's biggest holdings. Another notable relative contributor was our stake in Exxon Mobil (+26%). The company was among the fund's largest holdings.
•In contrast, the biggest detractors from performance versus the benchmark were stock selection and an underweight in information technology, primarily within the technology hardware & equipment industry. Security selection in consumer discretionary also hampered the fund's result. Also hurting our result was an overweight in financials. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an underweight in Alphabet (+86%). The company was one of the fund's biggest holdings. The second-largest relative detractor was an underweight in Apple (+49%). The stock was one of the fund's biggest holdings. Not owning Advanced Micro Devices, a benchmark component that gained 170%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to the consumer discretionary and consumer staples sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
March 20, 2025 through July 31, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class A (incl. 5.75% sales charge)	12.53%	18.31%
Class A (without 5.75% sales charge)	19.39%	23.56%
S&P 500® Index	19.56%	24.22%
A   From March 20, 2025

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$14,896,496,314
Number of Holdings	178
Total Advisory Fee	$70,460,958
Portfolio Turnover	27%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	22.9
Industrials	17.5
Financials	16.3
Health Care	12.4
Energy	7.9
Consumer Staples	7.3
Communication Services	6.0
Consumer Discretionary	4.2
Utilities	1.9
Real Estate	0.8
Materials	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.2
Preferred Stocks - 2.7
Bonds - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.2
United Kingdom - 2.6
Canada - 1.9
Taiwan - 1.2
Belgium - 1.2
Netherlands - 0.5
Italy - 0.2
Korea (South) - 0.1
Sweden - 0.1

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	6.1
NVIDIA Corp	4.9
Wells Fargo & Co	4.8
ExxonMobil Holdings Corp	3.9
GE Aerospace	3.9
Apple Inc	3.7
Bank of America Corp	2.9
GE Vernova Inc	2.7
Broadcom Inc	2.5
Boeing Co	2.4
37.8
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9919311.101    8997-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Growth & Income Portfolio Fidelity Advisor® Growth & Income Fund Class M : FGIEX

This annual shareholder report contains information about Fidelity® Growth & Income Portfolio for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 116	1.06%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, market selection was the primary contributor to the fund's performance versus the benchmark S&P 500 index for the fiscal year, led by an overweight in energy. An underweight in consumer discretionary also boosted the fund's relative performance. Also contributing to our result was security selection in financials.
•The top individual relative contributor was an underweight in Meta Platforms (-28%). This period we increased our investment in Meta Platforms. A second notable relative contributor was an overweight in GE Vernova (+49%). The company was one of the fund's biggest holdings. Another notable relative contributor was our stake in Exxon Mobil (+26%). The company was among the fund's largest holdings.
•In contrast, the biggest detractors from performance versus the benchmark were stock selection and an underweight in information technology, primarily within the technology hardware & equipment industry. Security selection in consumer discretionary also hampered the fund's result. Also hurting our result was an overweight in financials. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an underweight in Alphabet (+86%). The company was one of the fund's biggest holdings. The second-largest relative detractor was an underweight in Apple (+49%). The stock was one of the fund's biggest holdings. Not owning Advanced Micro Devices, a benchmark component that gained 170%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to the consumer discretionary and consumer staples sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
March 20, 2025 through July 31, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class M (incl. 3.50% sales charge)	14.93%	20.08%
Class M (without 3.50% sales charge)	19.10%	23.26%
S&P 500® Index	19.56%	24.22%
A   From March 20, 2025

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$14,896,496,314
Number of Holdings	178
Total Advisory Fee	$70,460,958
Portfolio Turnover	27%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	22.9
Industrials	17.5
Financials	16.3
Health Care	12.4
Energy	7.9
Consumer Staples	7.3
Communication Services	6.0
Consumer Discretionary	4.2
Utilities	1.9
Real Estate	0.8
Materials	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.2
Preferred Stocks - 2.7
Bonds - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.2
United Kingdom - 2.6
Canada - 1.9
Taiwan - 1.2
Belgium - 1.2
Netherlands - 0.5
Italy - 0.2
Korea (South) - 0.1
Sweden - 0.1

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	6.1
NVIDIA Corp	4.9
Wells Fargo & Co	4.8
ExxonMobil Holdings Corp	3.9
GE Aerospace	3.9
Apple Inc	3.7
Bank of America Corp	2.9
GE Vernova Inc	2.7
Broadcom Inc	2.5
Boeing Co	2.4
37.8
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9919313.101    8998-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Growth & Income Portfolio Fidelity Advisor® Growth & Income Fund Class C : FGIJX

This annual shareholder report contains information about Fidelity® Growth & Income Portfolio for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 170	1.56%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, market selection was the primary contributor to the fund's performance versus the benchmark S&P 500 index for the fiscal year, led by an overweight in energy. An underweight in consumer discretionary also boosted the fund's relative performance. Also contributing to our result was security selection in financials.
•The top individual relative contributor was an underweight in Meta Platforms (-28%). This period we increased our investment in Meta Platforms. A second notable relative contributor was an overweight in GE Vernova (+49%). The company was one of the fund's biggest holdings. Another notable relative contributor was our stake in Exxon Mobil (+26%). The company was among the fund's largest holdings.
•In contrast, the biggest detractors from performance versus the benchmark were stock selection and an underweight in information technology, primarily within the technology hardware & equipment industry. Security selection in consumer discretionary also hampered the fund's result. Also hurting our result was an overweight in financials. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an underweight in Alphabet (+86%). The company was one of the fund's biggest holdings. The second-largest relative detractor was an underweight in Apple (+49%). The stock was one of the fund's biggest holdings. Not owning Advanced Micro Devices, a benchmark component that gained 170%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to the consumer discretionary and consumer staples sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
March 20, 2025 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class C (incl. contingent deferred sales charge)	17.51%	22.65%
Class C	18.51%	22.65%
S&P 500® Index	19.56%	24.22%
A   From March 20, 2025

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$14,896,496,314
Number of Holdings	178
Total Advisory Fee	$70,460,958
Portfolio Turnover	27%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	22.9
Industrials	17.5
Financials	16.3
Health Care	12.4
Energy	7.9
Consumer Staples	7.3
Communication Services	6.0
Consumer Discretionary	4.2
Utilities	1.9
Real Estate	0.8
Materials	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.2
Preferred Stocks - 2.7
Bonds - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.2
United Kingdom - 2.6
Canada - 1.9
Taiwan - 1.2
Belgium - 1.2
Netherlands - 0.5
Italy - 0.2
Korea (South) - 0.1
Sweden - 0.1

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	6.1
NVIDIA Corp	4.9
Wells Fargo & Co	4.8
ExxonMobil Holdings Corp	3.9
GE Aerospace	3.9
Apple Inc	3.7
Bank of America Corp	2.9
GE Vernova Inc	2.7
Broadcom Inc	2.5
Boeing Co	2.4
37.8
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9919315.101    8999-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Growth & Income Portfolio Fidelity Advisor® Growth & Income Fund Class I : FGJDX

This annual shareholder report contains information about Fidelity® Growth & Income Portfolio for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 61	0.56%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, market selection was the primary contributor to the fund's performance versus the benchmark S&P 500 index for the fiscal year, led by an overweight in energy. An underweight in consumer discretionary also boosted the fund's relative performance. Also contributing to our result was security selection in financials.
•The top individual relative contributor was an underweight in Meta Platforms (-28%). This period we increased our investment in Meta Platforms. A second notable relative contributor was an overweight in GE Vernova (+49%). The company was one of the fund's biggest holdings. Another notable relative contributor was our stake in Exxon Mobil (+26%). The company was among the fund's largest holdings.
•In contrast, the biggest detractors from performance versus the benchmark were stock selection and an underweight in information technology, primarily within the technology hardware & equipment industry. Security selection in consumer discretionary also hampered the fund's result. Also hurting our result was an overweight in financials. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an underweight in Alphabet (+86%). The company was one of the fund's biggest holdings. The second-largest relative detractor was an underweight in Apple (+49%). The stock was one of the fund's biggest holdings. Not owning Advanced Micro Devices, a benchmark component that gained 170%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to the consumer discretionary and consumer staples sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
March 20, 2025 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class I	19.69%	23.88%
S&P 500® Index	19.56%	24.22%
A   From March 20, 2025

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$14,896,496,314
Number of Holdings	178
Total Advisory Fee	$70,460,958
Portfolio Turnover	27%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	22.9
Industrials	17.5
Financials	16.3
Health Care	12.4
Energy	7.9
Consumer Staples	7.3
Communication Services	6.0
Consumer Discretionary	4.2
Utilities	1.9
Real Estate	0.8
Materials	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.2
Preferred Stocks - 2.7
Bonds - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.2
United Kingdom - 2.6
Canada - 1.9
Taiwan - 1.2
Belgium - 1.2
Netherlands - 0.5
Italy - 0.2
Korea (South) - 0.1
Sweden - 0.1

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	6.1
NVIDIA Corp	4.9
Wells Fargo & Co	4.8
ExxonMobil Holdings Corp	3.9
GE Aerospace	3.9
Apple Inc	3.7
Bank of America Corp	2.9
GE Vernova Inc	2.7
Broadcom Inc	2.5
Boeing Co	2.4
37.8
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9919317.101    9000-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Growth & Income Portfolio Fidelity Advisor® Growth & Income Fund Class Z : FGJEX

This annual shareholder report contains information about Fidelity® Growth & Income Portfolio for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 49	0.44%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, market selection was the primary contributor to the fund's performance versus the benchmark S&P 500 index for the fiscal year, led by an overweight in energy. An underweight in consumer discretionary also boosted the fund's relative performance. Also contributing to our result was security selection in financials.
•The top individual relative contributor was an underweight in Meta Platforms (-28%). This period we increased our investment in Meta Platforms. A second notable relative contributor was an overweight in GE Vernova (+49%). The company was one of the fund's biggest holdings. Another notable relative contributor was our stake in Exxon Mobil (+26%). The company was among the fund's largest holdings.
•In contrast, the biggest detractors from performance versus the benchmark were stock selection and an underweight in information technology, primarily within the technology hardware & equipment industry. Security selection in consumer discretionary also hampered the fund's result. Also hurting our result was an overweight in financials. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an underweight in Alphabet (+86%). The company was one of the fund's biggest holdings. The second-largest relative detractor was an underweight in Apple (+49%). The stock was one of the fund's biggest holdings. Not owning Advanced Micro Devices, a benchmark component that gained 170%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to the consumer discretionary and consumer staples sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
March 20, 2025 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class Z	19.84%	24.01%
S&P 500® Index	19.56%	24.22%
A   From March 20, 2025

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$14,896,496,314
Number of Holdings	178
Total Advisory Fee	$70,460,958
Portfolio Turnover	27%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	22.9
Industrials	17.5
Financials	16.3
Health Care	12.4
Energy	7.9
Consumer Staples	7.3
Communication Services	6.0
Consumer Discretionary	4.2
Utilities	1.9
Real Estate	0.8
Materials	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 95.2
Preferred Stocks - 2.7
Bonds - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.2
United Kingdom - 2.6
Canada - 1.9
Taiwan - 1.2
Belgium - 1.2
Netherlands - 0.5
Italy - 0.2
Korea (South) - 0.1
Sweden - 0.1

TOP HOLDINGS (% of Fund's net assets)
Microsoft Corp	6.1
NVIDIA Corp	4.9
Wells Fargo & Co	4.8
ExxonMobil Holdings Corp	3.9
GE Aerospace	3.9
Apple Inc	3.7
Bank of America Corp	2.9
GE Vernova Inc	2.7
Broadcom Inc	2.5
Boeing Co	2.4
37.8
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9919319.101    9001-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Dividend Growth Fund Fidelity Advisor® Dividend Growth Fund Class Z : FGDJX

This annual shareholder report contains information about Fidelity® Dividend Growth Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 71	0.62%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, led by information technology. Stock picks in health care also boosted the fund's relative performance. Also helping our relative result were stock picking and an overweight in energy.
•The top individual relative contributor was an overweight in Western Digital (+610%). The stock was among our largest holdings. A second notable relative contributor was an overweight in Seagate Technology Holdings (+452%). The company was one of our biggest holdings at period end. Another notable relative contributor was our non-benchmark stake in SK Hynix (+491%). This period we increased our investment in SK Hynix.
•In contrast, the biggest detractors from performance versus the benchmark were stock picking and an overweight in the financials sector, primarily within the financial services industry. Also hurting our result was an underweight in information technology, primarily within the technology hardware & equipment industry. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was a large underweight in Apple (+49%). This period we increased our stake in Apple. The stock was among our biggest holdings at period end. A second notable relative detractor was our non-benchmark stake in Blue Owl Capital (-43%). This period we increased our stake in Blue Owl Capital. Another notable relative detractor was our stake in Paycom Software (-42%). The stock was not held at period end.
•Notable changes in positioning include increased exposure to the health care and consumer discretionary sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
August 1, 2025 through July 31, 2026.
Initial investment of $10,000.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$11,893,668,718
Number of Holdings	131
Total Advisory Fee	$72,108,625
Portfolio Turnover	70%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	32.7
Industrials	12.8
Communication Services	9.6
Financials	9.1
Health Care	8.0
Energy	7.6
Consumer Discretionary	6.5
Consumer Staples	6.4
Real Estate	3.3
Materials	2.8
Utilities	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.2
Other Investment Companies - 0.8
Short-Term Investments and Net Other Assets (Liabilities) - 0.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 89.3
Korea (South) - 3.0
Taiwan - 1.9
Canada - 1.8
United Kingdom - 1.8
Germany - 0.9
Norway - 0.4
Japan - 0.4
Bermuda - 0.3
Netherlands - 0.2

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	9.2
Microsoft Corp	6.3
Alphabet Inc Class A	5.8
Meta Platforms Inc Class A	3.2
Apple Inc	2.9
Western Digital Corp	2.9
Broadcom Inc	2.6
Seagate Technology Holdings PLC	2.6
Boeing Co	2.4
Keurig Dr Pepper Inc	2.3
40.2
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Dividend Growth Fund merged into Fidelity® Dividend Growth Fund on August 8, 2025.	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918522.100    9024-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Dividend Growth Fund Fidelity Advisor® Dividend Growth Fund Class A : FGDDX

This annual shareholder report contains information about Fidelity® Dividend Growth Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 113	0.98%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, led by information technology. Stock picks in health care also boosted the fund's relative performance. Also helping our relative result were stock picking and an overweight in energy.
•The top individual relative contributor was an overweight in Western Digital (+610%). The stock was among our largest holdings. A second notable relative contributor was an overweight in Seagate Technology Holdings (+452%). The company was one of our biggest holdings at period end. Another notable relative contributor was our non-benchmark stake in SK Hynix (+491%). This period we increased our investment in SK Hynix.
•In contrast, the biggest detractors from performance versus the benchmark were stock picking and an overweight in the financials sector, primarily within the financial services industry. Also hurting our result was an underweight in information technology, primarily within the technology hardware & equipment industry. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was a large underweight in Apple (+49%). This period we increased our stake in Apple. The stock was among our biggest holdings at period end. A second notable relative detractor was our non-benchmark stake in Blue Owl Capital (-43%). This period we increased our stake in Blue Owl Capital. Another notable relative detractor was our stake in Paycom Software (-42%). The stock was not held at period end.
•Notable changes in positioning include increased exposure to the health care and consumer discretionary sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
August 1, 2025 through July 31, 2026.
Initial investment of $10,000 and the current sales charge was paid.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$11,893,668,718
Number of Holdings	131
Total Advisory Fee	$72,108,625
Portfolio Turnover	70%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	32.7
Industrials	12.8
Communication Services	9.6
Financials	9.1
Health Care	8.0
Energy	7.6
Consumer Discretionary	6.5
Consumer Staples	6.4
Real Estate	3.3
Materials	2.8
Utilities	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.2
Other Investment Companies - 0.8
Short-Term Investments and Net Other Assets (Liabilities) - 0.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 89.3
Korea (South) - 3.0
Taiwan - 1.9
Canada - 1.8
United Kingdom - 1.8
Germany - 0.9
Norway - 0.4
Japan - 0.4
Bermuda - 0.3
Netherlands - 0.2

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	9.2
Microsoft Corp	6.3
Alphabet Inc Class A	5.8
Meta Platforms Inc Class A	3.2
Apple Inc	2.9
Western Digital Corp	2.9
Broadcom Inc	2.6
Seagate Technology Holdings PLC	2.6
Boeing Co	2.4
Keurig Dr Pepper Inc	2.3
40.2
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Dividend Growth Fund merged into Fidelity® Dividend Growth Fund on August 8, 2025.	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918514.100    9018-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Dividend Growth Fund Fidelity Advisor® Dividend Growth Fund Class M : FGDEX

This annual shareholder report contains information about Fidelity® Dividend Growth Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 140	1.22%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, led by information technology. Stock picks in health care also boosted the fund's relative performance. Also helping our relative result were stock picking and an overweight in energy.
•The top individual relative contributor was an overweight in Western Digital (+610%). The stock was among our largest holdings. A second notable relative contributor was an overweight in Seagate Technology Holdings (+452%). The company was one of our biggest holdings at period end. Another notable relative contributor was our non-benchmark stake in SK Hynix (+491%). This period we increased our investment in SK Hynix.
•In contrast, the biggest detractors from performance versus the benchmark were stock picking and an overweight in the financials sector, primarily within the financial services industry. Also hurting our result was an underweight in information technology, primarily within the technology hardware & equipment industry. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was a large underweight in Apple (+49%). This period we increased our stake in Apple. The stock was among our biggest holdings at period end. A second notable relative detractor was our non-benchmark stake in Blue Owl Capital (-43%). This period we increased our stake in Blue Owl Capital. Another notable relative detractor was our stake in Paycom Software (-42%). The stock was not held at period end.
•Notable changes in positioning include increased exposure to the health care and consumer discretionary sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
August 1, 2025 through July 31, 2026.
Initial investment of $10,000 and the current sales charge was paid.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$11,893,668,718
Number of Holdings	131
Total Advisory Fee	$72,108,625
Portfolio Turnover	70%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	32.7
Industrials	12.8
Communication Services	9.6
Financials	9.1
Health Care	8.0
Energy	7.6
Consumer Discretionary	6.5
Consumer Staples	6.4
Real Estate	3.3
Materials	2.8
Utilities	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.2
Other Investment Companies - 0.8
Short-Term Investments and Net Other Assets (Liabilities) - 0.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 89.3
Korea (South) - 3.0
Taiwan - 1.9
Canada - 1.8
United Kingdom - 1.8
Germany - 0.9
Norway - 0.4
Japan - 0.4
Bermuda - 0.3
Netherlands - 0.2

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	9.2
Microsoft Corp	6.3
Alphabet Inc Class A	5.8
Meta Platforms Inc Class A	3.2
Apple Inc	2.9
Western Digital Corp	2.9
Broadcom Inc	2.6
Seagate Technology Holdings PLC	2.6
Boeing Co	2.4
Keurig Dr Pepper Inc	2.3
40.2
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Dividend Growth Fund merged into Fidelity® Dividend Growth Fund on August 8, 2025.	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918516.100    9019-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Dividend Growth Fund Fidelity Advisor® Dividend Growth Fund Class C : FGDGX

This annual shareholder report contains information about Fidelity® Dividend Growth Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 198	1.73%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, led by information technology. Stock picks in health care also boosted the fund's relative performance. Also helping our relative result were stock picking and an overweight in energy.
•The top individual relative contributor was an overweight in Western Digital (+610%). The stock was among our largest holdings. A second notable relative contributor was an overweight in Seagate Technology Holdings (+452%). The company was one of our biggest holdings at period end. Another notable relative contributor was our non-benchmark stake in SK Hynix (+491%). This period we increased our investment in SK Hynix.
•In contrast, the biggest detractors from performance versus the benchmark were stock picking and an overweight in the financials sector, primarily within the financial services industry. Also hurting our result was an underweight in information technology, primarily within the technology hardware & equipment industry. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was a large underweight in Apple (+49%). This period we increased our stake in Apple. The stock was among our biggest holdings at period end. A second notable relative detractor was our non-benchmark stake in Blue Owl Capital (-43%). This period we increased our stake in Blue Owl Capital. Another notable relative detractor was our stake in Paycom Software (-42%). The stock was not held at period end.
•Notable changes in positioning include increased exposure to the health care and consumer discretionary sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
August 1, 2025 through July 31, 2026.
Initial investment of $10,000. Share class performance includes contingent deferred sales charges in the past one year.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$11,893,668,718
Number of Holdings	131
Total Advisory Fee	$72,108,625
Portfolio Turnover	70%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	32.7
Industrials	12.8
Communication Services	9.6
Financials	9.1
Health Care	8.0
Energy	7.6
Consumer Discretionary	6.5
Consumer Staples	6.4
Real Estate	3.3
Materials	2.8
Utilities	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.2
Other Investment Companies - 0.8
Short-Term Investments and Net Other Assets (Liabilities) - 0.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 89.3
Korea (South) - 3.0
Taiwan - 1.9
Canada - 1.8
United Kingdom - 1.8
Germany - 0.9
Norway - 0.4
Japan - 0.4
Bermuda - 0.3
Netherlands - 0.2

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	9.2
Microsoft Corp	6.3
Alphabet Inc Class A	5.8
Meta Platforms Inc Class A	3.2
Apple Inc	2.9
Western Digital Corp	2.9
Broadcom Inc	2.6
Seagate Technology Holdings PLC	2.6
Boeing Co	2.4
Keurig Dr Pepper Inc	2.3
40.2
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Dividend Growth Fund merged into Fidelity® Dividend Growth Fund on August 8, 2025.	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918518.100    9022-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Dividend Growth Fund Fidelity Advisor® Dividend Growth Fund Class I : FGDHX

This annual shareholder report contains information about Fidelity® Dividend Growth Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 83	0.72%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the S&P 500® index for the fiscal year, led by information technology. Stock picks in health care also boosted the fund's relative performance. Also helping our relative result were stock picking and an overweight in energy.
•The top individual relative contributor was an overweight in Western Digital (+610%). The stock was among our largest holdings. A second notable relative contributor was an overweight in Seagate Technology Holdings (+452%). The company was one of our biggest holdings at period end. Another notable relative contributor was our non-benchmark stake in SK Hynix (+491%). This period we increased our investment in SK Hynix.
•In contrast, the biggest detractors from performance versus the benchmark were stock picking and an overweight in the financials sector, primarily within the financial services industry. Also hurting our result was an underweight in information technology, primarily within the technology hardware & equipment industry. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was a large underweight in Apple (+49%). This period we increased our stake in Apple. The stock was among our biggest holdings at period end. A second notable relative detractor was our non-benchmark stake in Blue Owl Capital (-43%). This period we increased our stake in Blue Owl Capital. Another notable relative detractor was our stake in Paycom Software (-42%). The stock was not held at period end.
•Notable changes in positioning include increased exposure to the health care and consumer discretionary sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
August 1, 2025 through July 31, 2026.
Initial investment of $10,000.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$11,893,668,718
Number of Holdings	131
Total Advisory Fee	$72,108,625
Portfolio Turnover	70%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	32.7
Industrials	12.8
Communication Services	9.6
Financials	9.1
Health Care	8.0
Energy	7.6
Consumer Discretionary	6.5
Consumer Staples	6.4
Real Estate	3.3
Materials	2.8
Utilities	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.2
Other Investment Companies - 0.8
Short-Term Investments and Net Other Assets (Liabilities) - 0.0

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 89.3
Korea (South) - 3.0
Taiwan - 1.9
Canada - 1.8
United Kingdom - 1.8
Germany - 0.9
Norway - 0.4
Japan - 0.4
Bermuda - 0.3
Netherlands - 0.2

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	9.2
Microsoft Corp	6.3
Alphabet Inc Class A	5.8
Meta Platforms Inc Class A	3.2
Apple Inc	2.9
Western Digital Corp	2.9
Broadcom Inc	2.6
Seagate Technology Holdings PLC	2.6
Boeing Co	2.4
Keurig Dr Pepper Inc	2.3
40.2
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Dividend Growth Fund merged into Fidelity® Dividend Growth Fund on August 8, 2025.	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918520.100    9023-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Blue Chip Value Fund Fidelity Advisor® Blue Chip Value Fund Class A : FFVKX

This annual shareholder report contains information about Fidelity® Blue Chip Value Fund for the period September 11, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class AA	$ 79	0.78%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 1000 Value Index for the fiscal year, led by financials. Stock picks in communication services and energy also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Alphabet (+84%). The stock was the fund's largest holding this period. A second notable relative contributor was an overweight in Western Digital (+199%). This was a position we established this period. Our stake in Micron Technology (+494%) also helped. The stock was not held at period end.
•In contrast, the biggest detractors from performance versus the benchmark were stock selection and an overweight in consumer discretionary. Stock selection in information technology also hampered the fund's result. Also detracting from our result was an underweight in health care.
•The biggest individual relative detractor was an overweight in Keurig Dr Pepper (-2%). The stock was one of our biggest holdings this period. A second notable relative detractor this period was avoiding Sandisk, a benchmark component that experienced an exponential rise. Our stake in Mosaic (-38%) also detracted. The stock was not held at period end.
•Notable changes in positioning include increased exposure to the information technology and health care sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 11, 2025 through July 31, 2026.
Initial investment of $10,000 and the current sales charge was paid.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$714,426,931
Number of Holdings	90
Total Advisory Fee	$2,632,078
Portfolio Turnover	97%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	18.5
Financials	16.4
Health Care	13.0
Consumer Discretionary	12.9
Industrials	11.1
Consumer Staples	6.7
Energy	6.0
Communication Services	4.6
Materials	4.4
Real Estate	3.3
Utilities	3.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.9
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.0
United Kingdom - 3.2
Taiwan - 1.4
Canada - 0.9
Germany - 0.5

TOP HOLDINGS (% of Fund's net assets)
Amazon.com Inc	8.1
Apple Inc	5.3
Microsoft Corp	4.4
Wells Fargo & Co	3.1
ExxonMobil Holdings Corp	2.9
UnitedHealth Group Inc	2.1
US Bancorp	2.0
Cisco Systems Inc	2.0
Meta Platforms Inc Class A	2.0
Citigroup Inc	1.8
33.7
How has the Fund changed?

This is a summary of certain changes to the Fund since September 11, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Value Leaders Fund merged into Fidelity® Blue Chip Value Fund on September 19, 2025.	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918527.100    9027-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Blue Chip Value Fund Fidelity Advisor® Blue Chip Value Fund Class M : FFVLX

This annual shareholder report contains information about Fidelity® Blue Chip Value Fund for the period September 11, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class MA	$ 104	1.02%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 1000 Value Index for the fiscal year, led by financials. Stock picks in communication services and energy also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Alphabet (+84%). The stock was the fund's largest holding this period. A second notable relative contributor was an overweight in Western Digital (+199%). This was a position we established this period. Our stake in Micron Technology (+494%) also helped. The stock was not held at period end.
•In contrast, the biggest detractors from performance versus the benchmark were stock selection and an overweight in consumer discretionary. Stock selection in information technology also hampered the fund's result. Also detracting from our result was an underweight in health care.
•The biggest individual relative detractor was an overweight in Keurig Dr Pepper (-2%). The stock was one of our biggest holdings this period. A second notable relative detractor this period was avoiding Sandisk, a benchmark component that experienced an exponential rise. Our stake in Mosaic (-38%) also detracted. The stock was not held at period end.
•Notable changes in positioning include increased exposure to the information technology and health care sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 11, 2025 through July 31, 2026.
Initial investment of $10,000 and the current sales charge was paid.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$714,426,931
Number of Holdings	90
Total Advisory Fee	$2,632,078
Portfolio Turnover	97%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	18.5
Financials	16.4
Health Care	13.0
Consumer Discretionary	12.9
Industrials	11.1
Consumer Staples	6.7
Energy	6.0
Communication Services	4.6
Materials	4.4
Real Estate	3.3
Utilities	3.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.9
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.0
United Kingdom - 3.2
Taiwan - 1.4
Canada - 0.9
Germany - 0.5

TOP HOLDINGS (% of Fund's net assets)
Amazon.com Inc	8.1
Apple Inc	5.3
Microsoft Corp	4.4
Wells Fargo & Co	3.1
ExxonMobil Holdings Corp	2.9
UnitedHealth Group Inc	2.1
US Bancorp	2.0
Cisco Systems Inc	2.0
Meta Platforms Inc Class A	2.0
Citigroup Inc	1.8
33.7
How has the Fund changed?

This is a summary of certain changes to the Fund since September 11, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Value Leaders Fund merged into Fidelity® Blue Chip Value Fund on September 19, 2025.	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918529.100    9028-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Blue Chip Value Fund Fidelity Advisor® Blue Chip Value Fund Class C : FFVMX

This annual shareholder report contains information about Fidelity® Blue Chip Value Fund for the period September 11, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class CA	$ 155	1.53%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 1000 Value Index for the fiscal year, led by financials. Stock picks in communication services and energy also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Alphabet (+84%). The stock was the fund's largest holding this period. A second notable relative contributor was an overweight in Western Digital (+199%). This was a position we established this period. Our stake in Micron Technology (+494%) also helped. The stock was not held at period end.
•In contrast, the biggest detractors from performance versus the benchmark were stock selection and an overweight in consumer discretionary. Stock selection in information technology also hampered the fund's result. Also detracting from our result was an underweight in health care.
•The biggest individual relative detractor was an overweight in Keurig Dr Pepper (-2%). The stock was one of our biggest holdings this period. A second notable relative detractor this period was avoiding Sandisk, a benchmark component that experienced an exponential rise. Our stake in Mosaic (-38%) also detracted. The stock was not held at period end.
•Notable changes in positioning include increased exposure to the information technology and health care sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 11, 2025 through July 31, 2026.
Initial investment of $10,000. Share class performance includes contingent deferred sales charges in the past one year.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$714,426,931
Number of Holdings	90
Total Advisory Fee	$2,632,078
Portfolio Turnover	97%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	18.5
Financials	16.4
Health Care	13.0
Consumer Discretionary	12.9
Industrials	11.1
Consumer Staples	6.7
Energy	6.0
Communication Services	4.6
Materials	4.4
Real Estate	3.3
Utilities	3.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.9
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.0
United Kingdom - 3.2
Taiwan - 1.4
Canada - 0.9
Germany - 0.5

TOP HOLDINGS (% of Fund's net assets)
Amazon.com Inc	8.1
Apple Inc	5.3
Microsoft Corp	4.4
Wells Fargo & Co	3.1
ExxonMobil Holdings Corp	2.9
UnitedHealth Group Inc	2.1
US Bancorp	2.0
Cisco Systems Inc	2.0
Meta Platforms Inc Class A	2.0
Citigroup Inc	1.8
33.7
How has the Fund changed?

This is a summary of certain changes to the Fund since September 11, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Value Leaders Fund merged into Fidelity® Blue Chip Value Fund on September 19, 2025.	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918531.100    9029-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Blue Chip Value Fund Fidelity Advisor® Blue Chip Value Fund Class I : FFVOX

This annual shareholder report contains information about Fidelity® Blue Chip Value Fund for the period September 11, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class IA	$ 49	0.48%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 1000 Value Index for the fiscal year, led by financials. Stock picks in communication services and energy also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Alphabet (+84%). The stock was the fund's largest holding this period. A second notable relative contributor was an overweight in Western Digital (+199%). This was a position we established this period. Our stake in Micron Technology (+494%) also helped. The stock was not held at period end.
•In contrast, the biggest detractors from performance versus the benchmark were stock selection and an overweight in consumer discretionary. Stock selection in information technology also hampered the fund's result. Also detracting from our result was an underweight in health care.
•The biggest individual relative detractor was an overweight in Keurig Dr Pepper (-2%). The stock was one of our biggest holdings this period. A second notable relative detractor this period was avoiding Sandisk, a benchmark component that experienced an exponential rise. Our stake in Mosaic (-38%) also detracted. The stock was not held at period end.
•Notable changes in positioning include increased exposure to the information technology and health care sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 11, 2025 through July 31, 2026.
Initial investment of $10,000.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$714,426,931
Number of Holdings	90
Total Advisory Fee	$2,632,078
Portfolio Turnover	97%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	18.5
Financials	16.4
Health Care	13.0
Consumer Discretionary	12.9
Industrials	11.1
Consumer Staples	6.7
Energy	6.0
Communication Services	4.6
Materials	4.4
Real Estate	3.3
Utilities	3.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.9
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.0
United Kingdom - 3.2
Taiwan - 1.4
Canada - 0.9
Germany - 0.5

TOP HOLDINGS (% of Fund's net assets)
Amazon.com Inc	8.1
Apple Inc	5.3
Microsoft Corp	4.4
Wells Fargo & Co	3.1
ExxonMobil Holdings Corp	2.9
UnitedHealth Group Inc	2.1
US Bancorp	2.0
Cisco Systems Inc	2.0
Meta Platforms Inc Class A	2.0
Citigroup Inc	1.8
33.7
How has the Fund changed?

This is a summary of certain changes to the Fund since September 11, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Value Leaders Fund merged into Fidelity® Blue Chip Value Fund on September 19, 2025.	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918533.100    9031-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Blue Chip Value Fund Fidelity Advisor® Blue Chip Value Fund Class Z : FFVPX

This annual shareholder report contains information about Fidelity® Blue Chip Value Fund for the period September 11, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class ZA	$ 41	0.40%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 1000 Value Index for the fiscal year, led by financials. Stock picks in communication services and energy also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Alphabet (+84%). The stock was the fund's largest holding this period. A second notable relative contributor was an overweight in Western Digital (+199%). This was a position we established this period. Our stake in Micron Technology (+494%) also helped. The stock was not held at period end.
•In contrast, the biggest detractors from performance versus the benchmark were stock selection and an overweight in consumer discretionary. Stock selection in information technology also hampered the fund's result. Also detracting from our result was an underweight in health care.
•The biggest individual relative detractor was an overweight in Keurig Dr Pepper (-2%). The stock was one of our biggest holdings this period. A second notable relative detractor this period was avoiding Sandisk, a benchmark component that experienced an exponential rise. Our stake in Mosaic (-38%) also detracted. The stock was not held at period end.
•Notable changes in positioning include increased exposure to the information technology and health care sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 11, 2025 through July 31, 2026.
Initial investment of $10,000.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$714,426,931
Number of Holdings	90
Total Advisory Fee	$2,632,078
Portfolio Turnover	97%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	18.5
Financials	16.4
Health Care	13.0
Consumer Discretionary	12.9
Industrials	11.1
Consumer Staples	6.7
Energy	6.0
Communication Services	4.6
Materials	4.4
Real Estate	3.3
Utilities	3.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.9
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 94.0
United Kingdom - 3.2
Taiwan - 1.4
Canada - 0.9
Germany - 0.5

TOP HOLDINGS (% of Fund's net assets)
Amazon.com Inc	8.1
Apple Inc	5.3
Microsoft Corp	4.4
Wells Fargo & Co	3.1
ExxonMobil Holdings Corp	2.9
UnitedHealth Group Inc	2.1
US Bancorp	2.0
Cisco Systems Inc	2.0
Meta Platforms Inc Class A	2.0
Citigroup Inc	1.8
33.7
How has the Fund changed?

This is a summary of certain changes to the Fund since September 11, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Value Leaders Fund merged into Fidelity® Blue Chip Value Fund on September 19, 2025.	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918535.100    9032-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026
Fidelity® SAI Real Estate Income Fund Fidelity® SAI Real Estate Income Fund : FHLPX

This annual shareholder report contains information about Fidelity® SAI Real Estate Income Fund for the period April 21, 2026 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® SAI Real Estate Income FundA	$ 16	0.55%
AExpenses for the full reporting period would be higher.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$2,164,878,501
Number of Holdings	618
Total Advisory Fee	$2,896,296
Portfolio Turnover	6%
What did the Fund invest in?
(as of July 31, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

AAA - 1.7
AA - 1.8
A - 8.6
BBB - 23.0
BB - 10.9
B - 3.1
CCC,CC,C - 2.0
Not Rated - 13.0
Equities - 33.0
Short-Term Investments and Net Other Assets (Liabilities) - 2.9

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 40.5
Common Stocks - 21.7
CMOs and Other Mortgage Related Securities - 21.4
Preferred Stocks - 11.3
Asset-Backed Securities - 1.4
Bank Loan Obligations - 0.7
Preferred Securities - 0.1
Short-Term Investments and Net Other Assets (Liabilities) - 2.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 99.8
Canada - 0.2

TOP HOLDINGS (% of Fund's net assets)
Crown Castle Inc	3.0
American Tower Corp	2.4
Simon Property Group LP	2.2
Prologis LP	2.0
American Tower Corp	2.0
American Homes 4 Rent LP	1.7
Welltower Inc	1.7
Equinix Inc	1.6
GLP Capital LP / GLP Financing II Inc	1.5
Prologis Inc	1.5
19.6
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9922170.100    9201-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026
Fidelity® Real Estate Income Fund Fidelity® Real Estate Income Fund ETF Class : FREI Principal U.S. Listing Exchange : The Nasdaq Stock Market LLC

This annual shareholder report contains information about Fidelity® Real Estate Income Fund for the period June 16, 2026 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-FIDELITY or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF ClassA	$ 7	0.53%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•Real estate securities experienced often-fluctuating market conditions throughout the 12 months ending July 31, 2026. The category significantly lagged the broader equity market, as investors often favored higher-growth opportunities. Real estate investment trust common stocks fared best, nearly matching the broad equity market for the fiscal year. Real estate fixed-income categories produced a more-subdued gain.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Fidelity Real Estate Income Composite IndexSM, a 40/25/20/15 blend of the ICE BofA® US Real Estate Index, the MSCI REIT Preferred Index, the FTSE® NAREIT® All REITs Index and the Bloomberg U.S. CMBS ex-AAA Index.
•Selection among preferred stock, commercial mortgage-backed securities, bonds and common stock all helped relative performance. Asset allocation also contributed this period, especially an overweight in real estate common stocks and a large underweight in real estate preferred stocks.
•The largest individual relative contributor among real estate common stocks was a lack of exposure to benchmark component Alexandria Real Estate Equity (-29%).
•In contrast, detractors included an overweight in CMBS, as well as a cash position of 6%, on average.
•The largest individual relative detractor among real estate common stocks was an underweight in Welltower (+44%).
•Notable changes in positioning include increased exposure to investment-grade and high-yield real estate bonds, and reductions in real estate preferred stock, CMBS and cash.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,400,238,640
Number of Holdings	594
Total Advisory Fee	$32,645,898
Portfolio Turnover	16%
What did the Fund invest in?
(as of July 31, 2026)

QUALITY DIVERSIFICATION (% of Fund's net assets)

AAA - 1.2
AA - 1.7
A - 8.2
BBB - 22.3
BB - 10.1
B - 3.3
CCC,CC,C - 1.9
Not Rated - 12.5
Equities - 31.9
Short-Term Investments and Net Other Assets (Liabilities) - 6.9

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

ASSET ALLOCATION (% of Fund's net assets)

Corporate Bonds - 39.8
Common Stocks - 21.0
CMOs and Other Mortgage Related Securities - 18.9
Preferred Stocks - 10.9
Asset-Backed Securities - 1.5
Bank Loan Obligations - 1.0
Preferred Securities - 0.0
Short-Term Investments and Net Other Assets (Liabilities) - 6.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 99.8
Canada - 0.2

TOP HOLDINGS (% of Fund's net assets)
Crown Castle Inc	2.7
Simon Property Group LP	2.3
American Tower Corp	2.1
Prologis LP	2.1
American Homes 4 Rent LP	1.9
American Tower Corp	1.9
Welltower Inc	1.6
Equinix Inc	1.6
GLP Capital LP / GLP Financing II Inc	1.5
Prologis Inc	1.5
19.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9922385.100    9213-TSRA-0926

Item 2.

Code of Ethics

As of the end of the period, July 31, 2026, Fidelity Securities Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Karen B. Peetz is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Peetz is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Growth K6 Fund, Fidelity OTC K6 Portfolio, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity SAI Real Estate Income Fund, Fidelity Series Blue Chip Growth Fund, Fidelity Series Real Estate Income Fund and Fidelity Series Small Cap Opportunities Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2026 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$76,700	$-	$10,000	$1,500
Fidelity Blue Chip Growth K6 Fund	$46,400	$-	$5,900	$900
Fidelity OTC K6 Portfolio	$64,800	$-	$7,200	$1,300
Fidelity OTC Portfolio	$72,900	$-	$9,700	$1,500
Fidelity Real Estate Income Fund	$84,400	$-	$11,200	$1,700
Fidelity SAI Real Estate Income Fund	$65,100	$-	$9,000	$800
Fidelity Series Blue Chip Growth Fund	$67,300	$-	$9,600	$1,300
Fidelity Series Real Estate Income Fund	$74,100	$-	$9,500	$1,500
Fidelity Series Small Cap Opportunities Fund	$40,500	$-	$7,700	$900

July 31, 2025 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$91,100	$-	$7,700	$1,400
Fidelity Blue Chip Growth K6 Fund	$65,100	$-	$4,000	$800
Fidelity OTC K6 Portfolio	$65,500	$-	$6,700	$1,200
Fidelity OTC Portfolio	$74,800	$-	$9,200	$1,300
Fidelity Real Estate Income Fund	$85,500	$-	$9,000	$1,600
Fidelity SAI Real Estate Income Fund	$-	$-	$-	$-
Fidelity Series Blue Chip Growth Fund	$67,900	$-	$7,700	$1,300
Fidelity Series Real Estate Income Fund	$74,700	$-	$9,000	$1,400
Fidelity Series Small Cap Opportunities Fund	$41,100	$-	$7,500	$800

A Amounts may reflect rounding.
B Fidelity SAI Real Estate Income Fund commenced operations on April 21, 2026.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, Fidelity Small Cap Growth Fund, Fidelity Small Cap Growth K6 Fund and Fidelity Small Cap Value Fund (the “Funds”):

Services Billed by PwC

July 31, 2026 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$52,900	$4,500	$9,100	$1,400
Fidelity Dividend Growth Fund	$62,100	$5,200	$9,100	$1,600
Fidelity Growth & Income Portfolio	$69,500	$5,900	$11,300	$1,800
Fidelity Leveraged Company Stock Fund	$53,000	$4,900	$11,400	$1,500
Fidelity Small Cap Growth Fund	$43,800	$4,000	$9,100	$1,200
Fidelity Small Cap Growth K6 Fund	$40,300	$3,400	$3,600	$1,000
Fidelity Small Cap Value Fund	$47,400	$4,300	$9,100	$1,300

July 31, 2025 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$54,200	$4,200	$9,100	$1,400
Fidelity Dividend Growth Fund	$60,200	$4,900	$9,100	$1,600
Fidelity Growth & Income Portfolio	$62,900	$5,700	$11,300	$1,900
Fidelity Leveraged Company Stock Fund	$55,200	$4,700	$11,400	$1,500
Fidelity Small Cap Growth Fund	$52,600	$4,100	$14,300	$1,300
Fidelity Small Cap Growth K6 Fund	$48,600	$3,400	$5,700	$1,100
Fidelity Small Cap Value Fund	$48,400	$4,300	$9,100	$1,400

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2026A,B	July 31, 2025A,B
Audit-Related Fees	$154,800	$125,000
Tax Fees	$-	$-
All Other Fees	$-	$2,970,400

A Amounts may reflect rounding.
B May include amounts billed prior to Fidelity SAI Real Estate Income Fund’s commencement of operations.

Services Billed by PwC

	July 31, 2026A	July 31, 2025A
Audit-Related Fees	$9,348,700	$9,680,100
Tax Fees	$1,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2026A	July 31, 2025A
Deloitte Entities	$2,678,400	$3,502,800
PwC	$14,665,800	$14,749,100

A Amounts may reflect rounding.
B May include amounts billed prior to Fidelity SAI Real Estate Income Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

The Audit Committee is a separately-designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  As of August 1, 2026, the members of the Audit Committee were Vijay C. Advani, Thomas Kennedy, Karen B. Peetz and Susan Tomasky.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity® Small Cap Value Fund

Annual Report
July 31, 2026
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Small Cap Value Fund
Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 99.3%
	Shares	Value ($)
BERMUDA - 2.8%
Financials - 2.8%
Banks - 1.9%
Bank of Nt Butterfield & Son Ltd/The (United States)	1,703,329	104,397,034
Capital Markets - 0.9%
Marex Group Ltd	753,100	48,891,252
TOTAL BERMUDA		153,288,286
CANADA - 3.8%
Energy - 1.4%
Energy Equipment & Services - 1.4%
CES Energy Solutions Corp	6,683,000	77,897,222
Materials - 2.4%
Metals & Mining - 2.4%
Almonty Industries Inc (United States) (a)(b)	3,265,969	36,121,617
Ssr Mining Inc (United States) (a)	2,917,708	74,751,679
Triple Flag Precious Metals Corp (United States)	720,287	20,722,657
TOTAL MATERIALS		131,595,953
TOTAL CANADA		209,493,175
SWITZERLAND - 0.8%
Consumer Discretionary - 0.8%
Automobile Components - 0.8%
Garrett Motion Inc	1,350,387	42,064,555
UNITED STATES - 91.9%
Consumer Discretionary - 11.7%
Automobile Components - 2.8%
Dauch Corp (a)	7,718,201	43,607,835
Patrick Industries Inc (b)	760,796	62,803,710
Phinia Inc	612,762	45,093,156
		151,504,701
Broadline Retail - 1.0%
Ollie's Bargain Outlet Holdings Inc (a)	775,551	56,979,732
Diversified Consumer Services - 2.5%
American Public Education Inc (a)(c)	1,094,298	53,084,396
Laureate Education Inc (a)	2,193,761	84,042,984
		137,127,380
Household Durables - 1.4%
KB Home	1,438,529	79,075,939
Specialty Retail - 4.0%
Group 1 Automotive Inc	271,859	77,961,005
National Vision Holdings Inc (a)(b)	2,063,948	45,489,414
Signet Jewelers Ltd (b)	542,584	50,406,054
Victoria's Secret & Co (a)	459,607	40,757,949
		214,614,422
TOTAL CONSUMER DISCRETIONARY		639,302,174
Consumer Staples - 2.4%
Consumer Staples Distribution & Retail - 2.4%
BJ's Wholesale Club Holdings Inc (a)	867,014	84,776,629
Chefs' Warehouse Inc/The (a)(b)	417,935	48,208,802
TOTAL CONSUMER STAPLES		132,985,431
Energy - 5.3%
Energy Equipment & Services - 2.2%
Flowco Holdings Inc Class A	1,190,500	24,345,725
National Energy Services Reunited Corp (a)	1,256,330	33,870,657
Noble Corp PLC (b)	1,406,700	59,644,080
		117,860,462
Oil, Gas & Consumable Fuels - 3.1%
Chord Energy Corp	517,580	72,657,880
Sunoco LP	1,288,500	98,815,065
		171,472,945
TOTAL ENERGY		289,333,407
Financials - 24.7%
Banks - 14.9%
Axos Financial Inc (a)	450,000	45,634,500
BOK Financial Corp	218,109	30,816,621
Columbia Financial Inc	4,758,500	51,439,385
Eastern Bankshares Inc (b)	2,383,700	54,729,752
First Bancorp/Southern Pines NC	570,438	35,863,437
FNB Corp/PA	5,625,513	106,322,196
Glacier Bancorp Inc (b)	563,479	27,773,880
Hancock Whitney Corp	626,097	48,209,469
Old National Bancorp/IN	4,724,086	125,849,651
SOUTHSTATE BANK CORP	634,846	66,715,966
UMB Financial Corp	942,002	137,277,951
Wintrust Financial Corp	510,651	81,469,261
		812,102,069
Capital Markets - 1.7%
Lazard Inc	639,195	27,089,084
Perella Weinberg Partners Class A	1,864,219	32,903,465
PJT Partners Inc Class A (b)	193,406	32,552,164
		92,544,713
Consumer Finance - 1.0%
FirstCash Holdings Inc	267,719	54,617,353
Financial Services - 0.9%
PennyMac Financial Services Inc	644,743	48,620,070
Insurance - 6.2%
Axis Capital Holdings Ltd	930,000	97,947,600
Baldwin Insurance Group Inc/The Class A (a)(b)	1,162,119	32,237,181
Primerica Inc	312,491	99,984,620
Ryan Specialty Holdings Inc Class A (b)	2,479,200	109,481,472
		339,650,873
TOTAL FINANCIALS		1,347,535,078
Health Care - 9.5%
Biotechnology - 1.7%
CG oncology Inc (a)	66,905	4,762,967
Cogent Biosciences Inc (a)	157,100	6,115,903
Cytokinetics Inc (a)	163,453	12,607,130
Dianthus Therapeutics Inc (a)	91,000	9,729,720
Kiniksa Pharmaceuticals International Plc Class A (a)	100,000	7,434,000
Praxis Precision Medicines Inc (a)	15,800	4,863,714
Relay Therapeutics Inc (a)	465,000	8,755,950
Spyre Therapeutics Inc (a)	137,664	13,536,501
Vaxcyte Inc (a)	338,800	18,322,304
Viridian Therapeutics Inc (a)	465,071	8,799,143
		94,927,332
Health Care Equipment & Supplies - 3.0%
Artivion Inc (a)	1,139,100	30,562,053
Enovis Corp (a)(b)	2,307,260	67,256,630
LivaNova PLC (a)	805,629	64,563,108
		162,381,791
Health Care Providers & Services - 2.7%
BrightSpring Health Services Inc (a)	781,337	46,653,632
LifeStance Health Group Inc (a)	6,461,337	67,714,812
US Physical Therapy Inc	389,900	30,825,494
		145,193,938
Pharmaceuticals - 2.1%
Alumis Inc (a)	250,000	7,062,500
Amylyx Pharmaceuticals Inc (a)	360,000	7,311,600
Enliven Therapeutics Inc (a)	152,977	8,384,669
Ligand Pharmaceuticals Inc (a)(b)	322,765	92,807,848
		115,566,617
TOTAL HEALTH CARE		518,069,678
Industrials - 15.9%
Building Products - 0.7%
UFP Industries Inc	454,400	39,414,656
Commercial Services & Supplies - 1.6%
Healthcare Services Group Inc (a)(b)	1,826,762	42,563,555
MillerKnoll Inc	1,881,460	42,370,479
		84,934,034
Construction & Engineering - 1.2%
WillScot Holdings Corp (b)	2,648,610	64,308,251
Ground Transportation - 0.3%
Marten Transport Ltd	1,208,298	17,870,727
Machinery - 7.5%
Atmus Filtration Technologies Inc	1,371,588	70,815,089
Blue Bird Corp (a)(b)	550,766	40,971,483
CECO Environmental Corp (a)	453,144	29,857,658
Enpro Inc	183,286	57,537,141
JBT Marel Corp	314,618	43,565,154
Kennametal Inc	621,900	21,125,943
Midera Food Processing Inc	1,216,098	58,311,899
Terex Corp	1,376,306	86,487,070
		408,671,437
Professional Services - 1.0%
Parsons Corp (a)(b)	1,245,721	55,073,325
Trading Companies & Distributors - 3.6%
DXP Enterprises Inc/TX (a)	440,196	69,119,576
GATX Corp	308,300	55,145,621
Herc Holdings Inc	495,237	74,354,883
		198,620,080
TOTAL INDUSTRIALS		868,892,510
Information Technology - 6.6%
Communications Equipment - 0.8%
Viasat Inc (a)	602,900	46,381,097
Electronic Equipment, Instruments & Components - 3.8%
Bel Fuse Inc Class B	204,439	55,601,275
Belden Inc	311,800	38,678,790
OSI Systems Inc (a)(b)	258,900	57,317,871
Sanmina Corp (a)	296,238	54,969,923
		206,567,859
Semiconductors & Semiconductor Equipment - 0.9%
MaxLinear Inc (a)	276,341	18,465,105
Penguin Solutions Inc (a)(b)	547,501	28,814,978
		47,280,083
Software - 1.1%
A10 Networks Inc	776,987	22,975,506
Adeia Inc	1,078,108	28,731,578
Riot Platforms Inc (a)(b)	345,500	6,968,735
		58,675,819
TOTAL INFORMATION TECHNOLOGY		358,904,858
Materials - 3.7%
Chemicals - 0.6%
Avient Corp	962,368	34,953,206
Construction Materials - 1.5%
Eagle Materials Inc	194,600	39,881,324
Knife River Corp (a)(b)	578,973	42,363,454
		82,244,778
Containers & Packaging - 1.6%
Graphic Packaging Holding CO	2,247,515	24,115,836
Myers Industries Inc	953,500	32,571,560
Silgan Holdings Inc (b)	683,715	27,334,926
		84,022,322
TOTAL MATERIALS		201,220,306
Real Estate - 8.3%
Health Care REITs - 3.4%
American Healthcare REIT Inc (b)	1,346,800	74,882,080
CareTrust REIT Inc	2,582,386	108,305,269
		183,187,349
Industrial REITs - 0.9%
Terreno Realty Corp	729,102	52,240,158
Real Estate Management & Development - 3.0%
Compass Inc Class A (a)(b)	9,232,483	105,157,981
Cushman & Wakefield Ltd	4,410,392	59,187,461
		164,345,442
Retail REITs - 1.0%
Acadia Realty Trust	2,336,500	52,501,155
TOTAL REAL ESTATE		452,274,104
Utilities - 3.8%
Electric Utilities - 0.9%
IDACORP Inc (b)	381,103	54,463,429
Gas Utilities - 1.7%
Southwest Gas Holdings Inc	1,024,099	91,554,451
Water Utilities - 1.2%
California Water Service Group	1,269,435	63,611,388
TOTAL UTILITIES		209,629,268
TOTAL UNITED STATES		5,018,146,814
TOTAL COMMON STOCKS (Cost $4,466,382,595)		5,422,992,830

Money Market Funds - 5.4%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (d)	3.69	56,574,410	56,585,725
Fidelity Securities Lending Cash Central Fund (d)(e)	3.72	242,565,720	242,589,976
TOTAL MONEY MARKET FUNDS (Cost $299,175,335)			299,175,701

TOTAL INVESTMENT IN SECURITIES - 104.7% (Cost $4,765,557,930)	5,722,168,531
NET OTHER ASSETS (LIABILITIES) - (4.7)%	(259,421,106)
NET ASSETS - 100.0%	5,462,747,425

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)	Affiliated company.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	53,260,961	2,346,768,770	2,343,427,766	1,633,864	(16,606)	366	56,585,725	56,574,410
Fidelity Securities Lending Cash Central Fund	207,737,983	1,963,162,010	1,928,310,682	314,696	665	-	242,589,976	242,565,720
	260,998,944	4,309,930,780	4,271,738,448	1,948,560	(15,941)	366	299,175,701

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
American Public Education Inc	-	56,270,141	4,003,389	-	(290,612)	1,108,256	53,084,396	1,094,298
Blue Bird Corp	88,586,155	36,956,691	119,734,193	-	13,055,743	22,107,087	-	-
MaxLinear Inc	-	94,586,841	318,996,552	-	242,016,877	857,939	-	-
Penguin Solutions Inc	50,675,500	43,149,486	150,613,131	-	74,030,138	11,572,985	-	-
Total	139,261,655	230,963,159	593,347,265	-	328,812,146	35,646,267	53,084,396

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Consumer Discretionary	681,366,729	681,366,729	-	-
Consumer Staples	132,985,431	132,985,431	-	-
Energy	367,230,629	367,230,629	-	-
Financials	1,500,823,364	1,500,823,364	-	-
Health Care	518,069,678	518,069,678	-	-
Industrials	868,892,510	868,892,510	-	-
Information Technology	358,904,858	358,904,858	-	-
Materials	332,816,259	332,816,259	-	-
Real Estate	452,274,104	452,274,104	-	-
Utilities	209,629,268	209,629,268	-	-

Money Market Funds	299,175,701	299,175,701	-	-
Total Investments in Securities:	5,722,168,531	5,722,168,531	-	-
Financial Statements

Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$5,369,908,434
Investments in securities, at value - affiliated issuers	352,260,097
Cash	1,036,695
Foreign currency held at value	407,121
Receivable for investments sold	59,538,637
Receivable for fund shares sold	4,246,752
Dividends receivable	901,797
Distributions receivable from affiliated funds	186,701
Prepaid expenses	673
Total assets	5,788,486,907
Liabilities
Payable for investments purchased	70,082,999
Payable for fund shares redeemed	9,511,786
Accrued management fee	3,316,790
Distribution and service plan fees payable	146,091
Other payables and accrued expenses	98,086
Collateral on securities loaned	242,583,730
Total liabilities	325,739,482
Net Assets	$5,462,747,425
Net assets consist of:
Paid in capital	3,837,295,839
Total accumulated earnings (loss)	1,625,451,586
Net Assets	$5,462,747,425

Net Asset Value and Maximum Offering
Class A
Net Asset Value and redemption price per share ($291,302,589/12,124,298 shares) a	$24.03
Maximum offering price per share (100/94.25 of $24.03)	$25.49
Class M
Net Asset Value and redemption price per share ($123,567,402/5,440,886 shares) a	$22.71
Maximum offering price per share (100/96.50 of $22.71)	$23.53
Class C
Net Asset Value and offering price per share ($38,403,105/2,009,588 shares) a	$19.11
Fidelity® Small Cap Value Fund
Net Asset Value, offering price and redemption price per share ($2,997,532,640/119,599,659 shares)	$25.06
Class I
Net Asset Value, offering price and redemption price per share ($1,023,187,847/40,823,757 shares)	$25.06
Class Z
Net Asset Value, offering price and redemption price per share ($988,753,842/39,413,850 shares)	$25.09

(a)Redemption price per unit is equal to net asset value less any applicable contingent deferred sales charge.

Other Information
Unaffiliated issuers, cost	4,414,406,455
Affiliated issuers, cost	351,151,475
Foreign currency holdings, cost	382,219
Securities loaned, market value	420,527,877
Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$59,869,401
Dividends - affiliated issuers	1,948,560
Security lending income - unaffiliated issuers	88,303
Total investment income	61,906,264
Expenses
Basic management fee	35,679,632
Performance adjustment	(250,607)
Distribution and service plan fees	1,519,020
Custodian fees and expenses	50,879
Independent trustees' fees and expenses	16,204
Registration fees	221,590
Audit	64,111
Legal	4,474
Interest	6,369
Commitment fee	6,645
Miscellaneous	9,158
Total expenses	37,327,475
Net investment income (loss)	24,578,789
Net realized gain (loss)
Investments - unaffiliated issuers	531,192,302
Investments - affiliated issuers	328,796,205
Foreign currency transactions	9,735
Net realized gain (loss)	859,998,242
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	577,921,026
Investments - affiliated issuers	35,646,633
Assets and liabilities in foreign currencies	11,087
Total change in net unrealized appreciation (depreciation)	613,578,746
Net gain (loss)	1,473,576,988
Net increase (decrease) in net assets resulting from operations	$1,498,155,777
Other Information
Income from securities lending - Affiliated Issuers	314,696

Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,578,789	$39,787,476
Net realized gain (loss)	859,998,242	343,380,291
Change in net unrealized appreciation (depreciation)	613,578,746	(519,024,494)
Net increase (decrease) in net assets resulting from operations	1,498,155,777	(135,856,727)
Distributions to shareholders
Distributions to shareholders	(439,892,257)	(290,185,441)
Total distributions	(439,892,257)	(290,185,441)
Net increase (decrease) in net assets resulting from share transactions	5,721,788	(303,727,803)
Total increase (decrease) in net assets	1,063,985,308	(729,769,971)
Net Assets
Beginning of period	4,398,762,117	5,128,532,088
End of period	$5,462,747,425	$4,398,762,117
Financial Highlights
Fidelity Advisor® Small Cap Value Fund Class A

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$19.50	$21.25	$19.35	$19.13	$21.03
Income from Investment Operations
Net investment income (loss) A, B	.05	.11	.09	.09	.18 C
Net realized and unrealized gain (loss)	6.46	(.67)	2.80	1.18	(.41)
Total from investment operations	6.51	(.56)	2.89	1.27	(.23)
Distributions
Distributions from net investment income	(.17)	(.07)	(.09)	-	(.39)
Distributions from net realized gain	(1.81)	(1.13)	(.90)	(1.05)	(1.28)
Total distributions	(1.98)	(1.19) D	(.99)	(1.05)	(1.67)
Net asset value, end of period	$24.03	$19.50	$21.25	$19.35	$19.13
Total Return E, F	35.95%	(2.62)%	16.03%	7.17%	(1.50)%
Ratios and Supplemental Data A, G, H
Ratio of expenses to average net assets before reductions	1.04%	1.20%	1.30%	1.30%	1.26%
Ratio of expenses to average net assets net of fee waivers, if any	1.04%	1.20%	1.29%	1.29%	1.25%
Ratio of expenses to average net assets net of all reductions, if any	1.04%	1.20%	1.29%	1.29%	1.25%
Ratio of net investment income (loss) to average net assets	.25%	.59%	.50%	.51%	.90% C
Net assets, end of period	$291,302,589	$232,664,404	$275,799,793	$270,455,082	$267,853,944
Portfolio turnover rate I	134%	96%	63%	29%	40%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $0.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 0.14%.

DTotal distributions per share do not sum due to rounding.
ETotal returns do not include the effect of the sales charges.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Small Cap Value Fund Class M

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$18.54	$20.29	$18.55	$18.42	$20.31
Income from Investment Operations
Net investment income (loss) B, C	- A	.06	.04	.04	.13 D
Net realized and unrealized gain (loss)	6.11	(.65)	2.68	1.14	(.40)
Total from investment operations	6.11	(.59)	2.72	1.18	(.27)
Distributions
Distributions from net investment income	(.14)	(.05)	(.08)	-	(.35)
Distributions from net realized gain	(1.81)	(1.12)	(.90)	(1.05)	(1.28)
Total distributions	(1.94) E	(1.16) E	(.98)	(1.05)	(1.62) E
Net asset value, end of period	$22.71	$18.54	$20.29	$18.55	$18.42
Total Return F, G	35.61%	(2.92)%	15.75%	6.95%	(1.74)%
Ratios and Supplemental Data C, H, I
Ratio of expenses to average net assets before reductions	1.29%	1.45%	1.55%	1.54%	1.50%
Ratio of expenses to average net assets net of fee waivers, if any	1.29%	1.45%	1.55%	1.54%	1.49%
Ratio of expenses to average net assets net of all reductions, if any	1.29%	1.45%	1.55%	1.54%	1.49%
Ratio of net investment income (loss) to average net assets	-% J	.34%	.24%	.26%	.66% D
Net assets, end of period	$123,567,402	$97,536,241	$106,502,131	$94,204,723	$81,789,966
Portfolio turnover rate K	134%	96%	63%	29%	40%

AAmount represents less than $.005 per share.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $0.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been -0.10%.

ETotal distributions per share do not sum due to rounding.
FTotal returns do not include the effect of the sales charges.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount represents less than .005%.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Small Cap Value Fund Class C

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$15.91	$17.60	$16.28	$16.38	$18.25
Income from Investment Operations
Net investment income (loss) A, B	(.08)	(.03)	(.04)	(.04)	.03 C
Net realized and unrealized gain (loss)	5.17	(.56)	2.31	.99	(.36)
Total from investment operations	5.09	(.59)	2.27	.95	(.33)
Distributions
Distributions from net investment income	(.09)	(.03)	(.05)	-	(.31)
Distributions from net realized gain	(1.81)	(1.08)	(.90)	(1.05)	(1.24)
Total distributions	(1.89) D	(1.10) D	(.95)	(1.05)	(1.54) D
Net asset value, end of period	$19.11	$15.91	$17.60	$16.28	$16.38
Total Return E, F	34.96%	(3.39)%	15.15%	6.38%	(2.27)%
Ratios and Supplemental Data B, G, H
Ratio of expenses to average net assets before reductions	1.79%	1.95%	2.06%	2.06%	2.02%
Ratio of expenses to average net assets net of fee waivers, if any	1.79%	1.95%	2.05%	2.05%	2.01%
Ratio of expenses to average net assets net of all reductions, if any	1.79%	1.95%	2.05%	2.05%	2.01%
Ratio of net investment income (loss) to average net assets	(.49)%	(.17)%	(.27)%	(.26)%	.14% C
Net assets, end of period	$38,403,105	$33,268,697	$39,362,726	$38,077,366	$38,832,389
Portfolio turnover rate I	134%	96%	63%	29%	40%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $0.13 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been -0.62%.

DTotal distributions per share do not sum due to rounding.
ETotal returns do not include the effect of the contingent deferred sales charge.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Small Cap Value Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$20.25	$22.02	$20.00	$19.69	$21.59
Income from Investment Operations
Net investment income (loss) A, B	.12	.18	.15	.14	.24 C
Net realized and unrealized gain (loss)	6.72	(.70)	2.90	1.22	(.42)
Total from investment operations	6.84	(.52)	3.05	1.36	(.18)
Distributions
Distributions from net investment income	(.22)	(.12)	(.13)	-	(.44)
Distributions from net realized gain	(1.81)	(1.13)	(.90)	(1.05)	(1.28)
Total distributions	(2.03)	(1.25)	(1.03)	(1.05)	(1.72)
Net asset value, end of period	$25.06	$20.25	$22.02	$20.00	$19.69
Total Return D	36.35%	(2.36)%	16.33%	7.44%	(1.23)%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.75%	.91%	1.03%	1.04%	.99%
Ratio of expenses to average net assets net of fee waivers, if any	.75%	.91%	1.02%	1.03%	.98%
Ratio of expenses to average net assets net of all reductions, if any	.75%	.91%	1.02%	1.03%	.98%
Ratio of net investment income (loss) to average net assets	.54%	.88%	.76%	.77%	1.17% C
Net assets, end of period	$2,997,532,640	$2,402,747,934	$2,806,716,900	$2,696,315,658	$2,691,063,293
Portfolio turnover rate G	134%	96%	63%	29%	40%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $0.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 0.41%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Small Cap Value Fund Class I

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$20.25	$22.02	$20.00	$19.69	$21.59
Income from Investment Operations
Net investment income (loss) A, B	.11	.17	.15	.14	.24 C
Net realized and unrealized gain (loss)	6.72	(.70)	2.90	1.22	(.42)
Total from investment operations	6.83	(.53)	3.05	1.36	(.18)
Distributions
Distributions from net investment income	(.21)	(.11)	(.13)	-	(.44)
Distributions from net realized gain	(1.81)	(1.13)	(.90)	(1.05)	(1.28)
Total distributions	(2.02)	(1.24)	(1.03)	(1.05)	(1.72)
Net asset value, end of period	$25.06	$20.25	$22.02	$20.00	$19.69
Total Return D	36.28%	(2.40)%	16.32%	7.44%	(1.22)%
Ratios and Supplemental Data A, E, F
Ratio of expenses to average net assets before reductions	.79%	.95%	1.03%	1.03%	.99%
Ratio of expenses to average net assets net of fee waivers, if any	.79%	.95%	1.03%	1.03%	.99%
Ratio of expenses to average net assets net of all reductions, if any	.79%	.95%	1.03%	1.03%	.99%
Ratio of net investment income (loss) to average net assets	.51%	.84%	.76%	.77%	1.17% C
Net assets, end of period	$1,023,187,847	$908,375,064	$1,085,760,913	$1,169,580,033	$1,319,153,545
Portfolio turnover rate G	134%	96%	63%	29%	40%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $0.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 0.40%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Small Cap Value Fund Class Z

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$20.28	$22.05	$20.03	$19.69	$21.59
Income from Investment Operations
Net investment income (loss) A, B	.13	.19	.17	.16	.27 C
Net realized and unrealized gain (loss)	6.73	(.69)	2.90	1.23	(.43)
Total from investment operations	6.86	(.50)	3.07	1.39	(.16)
Distributions
Distributions from net investment income	(.24)	(.15)	(.15)	-	(.47)
Distributions from net realized gain	(1.81)	(1.13)	(.90)	(1.05)	(1.28)
Total distributions	(2.05)	(1.27) D	(1.05)	(1.05)	(1.74) D
Net asset value, end of period	$25.09	$20.28	$22.05	$20.03	$19.69
Total Return E	36.43%	(2.25)%	16.46%	7.60%	(1.11)%
Ratios and Supplemental Data B, F, G
Ratio of expenses to average net assets before reductions	.67%	.84%	.93%	.90%	.86%
Ratio of expenses to average net assets net of fee waivers, if any	.67%	.84%	.93%	.90%	.86%
Ratio of expenses to average net assets net of all reductions, if any	.67%	.84%	.93%	.90%	.86%
Ratio of net investment income (loss) to average net assets	.60%	.95%	.86%	.90%	1.30% C
Net assets, end of period	$988,753,842	$724,169,777	$814,389,625	$639,651,563	$540,854,416
Portfolio turnover rate H	134%	96%	63%	29%	40%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $0.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 0.53%.

DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers the classes of shares listed below.

Fidelity® Small Cap Value Fund	Class A, Class M, Class C, Fidelity® Small Cap Value Fund, Class I, and Class Z
Each class has equal rights as to assets and voting privileges, and exclusive voting rights with respect to matters that affect that class. Class A, Class M, Class C, Class I and Class Z, as applicable, are Fidelity Advisor classes.

Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividend receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable.  Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: certain corporate actions, foreign currency transactions, partnerships, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® Small Cap Value Fund	4,796,596,250	1,109,536,248	(183,963,967)	925,572,281

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® Small Cap Value Fund	378,667,279	321,171,754	925,612,555

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Small Cap Value Fund	47,813,565	392,078,692	439,892,257

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Small Cap Value Fund	107,703,862	182,481,579	290,185,441

  3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® Small Cap Value Fund	6,373,514,089	6,742,151,226

  4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class subject to a performance adjustment. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month.

The management fee is determined by calculating a basic fee and then applying a performance adjustment.

When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity® Small Cap Value Fund
Class A	0.85%
Class M	0.84%
Class C	0.86%
Fidelity® Small Cap Value Fund	0.84%
Class I	0.84%
Class Z	0.70%

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity® Small Cap Value Fund
Class A	0.79
Class M	0.79
Class C	0.79
Fidelity® Small Cap Value Fund	0.74
Class I	0.79
Class Z	0.67

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity® Small Cap Value Fund	Russell 2000® Value Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Fidelity® Small Cap Value Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered.

The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was (0.01)%.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, separate Distribution and Service Plans for each class of shares have been adopted by the Fund. Certain classes pay FIdelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and or Service Fees, each of which is based on an annual percentage of each class's average net assets. In addition, FDC may pay financial intermediaries for selling shares and providing shareholder support services. For the period, the distribution and service fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee %	Service Fee %	Total Fees ($)	Retained by FDC ($)
Fidelity® Small Cap Value Fund
Class A	-	.25	635,236	12,567
Class M	.25	.25	532,862	1,412
Class C	.75	.25	350,922	36,575
			1,519,020	50,554

Sales Load. FDC may receive a front-end sales charge of up to a certain percentage for selling shares of certain classes, some of which is paid to financial intermediaries for selling shares. Depending on the holding period, FDC may receive a contingent deferred sales charge levied on redemptions from certain classes. For the period, front-end sales charge rates, deferred sales charge rates and sales charge amounts retained by FDC were as follows:

	Front-End Sales Charge (%)	Deferred Sales Charge (%)	Retained by FDC ($)
Fidelity® Small Cap Value Fund
Class A A	5.75	1.00	39,919
Class M A	3.50	.25	2,857
Class C B	-	1.00	59
			42,835

A  Class A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to the sales charge indicated.
B  When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® Small Cap Value Fund	189,452

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds.

At period end, there were no interfund loans outstanding.

Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate (%)	Interest expense ($)
Fidelity® Small Cap Value Fund	Borrower	11,851,200	3.87	6,369

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® Small Cap Value Fund	334,442,541	673,027,863	81,374,566

  5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are presented in the Statement of Operations.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  6. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® Small Cap Value Fund	42,831	894	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity® Small Cap Value Fund	189,500,037

  7. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025

Fidelity® Small Cap Value Fund
Class A	23,241,607	15,326,126
Class M	10,247,071	6,155,268
Class C	3,948,739	2,467,954
Fidelity® Small Cap Value Fund	239,169,493	158,216,919
Class I	87,846,858	60,676,292
Class Z	75,438,489	47,342,882
Total	439,892,257	290,185,441

  8. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® Small Cap Value Fund
Class A
Shares sold	1,688,914	1,696,151	35,652,781	33,464,402
Reinvestment of distributions	1,160,659	758,416	22,703,922	14,962,279
Shares redeemed	(2,657,558)	(3,499,161)	(54,871,578)	(68,355,471)
Net increase (decrease)	192,015	(1,044,594)	3,485,125	(19,928,790)
Class M
Shares sold	952,777	767,048	19,231,416	14,304,287
Reinvestment of distributions	548,599	324,837	10,171,974	6,105,558
Shares redeemed	(1,320,340)	(1,081,679)	(25,712,400)	(20,075,729)
Net increase (decrease)	181,036	10,206	3,690,990	334,116
Class C
Shares sold	241,407	316,078	4,013,896	5,116,349
Reinvestment of distributions	238,468	143,154	3,746,827	2,319,743
Shares redeemed	(560,792)	(605,034)	(9,224,593)	(9,659,398)
Net increase (decrease)	(80,917)	(145,802)	(1,463,870)	(2,223,306)
Fidelity® Small Cap Value Fund
Shares sold	19,609,314	18,034,076	435,041,630	370,052,614
Reinvestment of distributions	11,168,885	7,352,182	227,368,479	150,366,933
Shares redeemed	(29,805,036)	(34,193,578)	(643,122,799)	(692,040,981)
Net increase (decrease)	973,163	(8,807,320)	19,287,310	(171,621,434)
Class I
Shares sold	7,579,969	11,941,511	165,869,973	242,381,596
Reinvestment of distributions	4,084,165	2,854,514	83,156,039	58,385,991
Shares redeemed	(15,690,862)	(19,247,886)	(339,547,460)	(388,280,431)
Net increase (decrease)	(4,026,728)	(4,451,861)	(90,521,448)	(87,512,844)
Class Z
Shares sold	12,523,342	12,196,015	268,215,747	252,286,868
Reinvestment of distributions	3,517,442	2,168,003	71,644,154	44,384,521
Shares redeemed	(12,340,679)	(15,575,806)	(268,616,220)	(319,446,934)
Net increase (decrease)	3,700,105	(1,211,788)	71,243,681	(22,775,545)

  9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

  10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Small Cap Value Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2026, the related statement of operations for the year ended July 31, 2026, the statement of changes in net assets for each of the two years in the period ended July 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2026 and the financial highlights for each of the five years in the period ended July 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2026 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 16, 2026
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31,2026, $436,863,724, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $1,017,625 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 100% and 78%; Class M designates 100% and 94%; Class C designates 100%, and 100%; Small Cap Value designates 100% and 64%; Class I designates 100% and 67%; and Class Z designates 99% and 61%; of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% and 94.21%; Class M designates 100% and 100%; Class C designates 100% and 100%; Small Cap Value designates 100% and 77.63%; Class I designates 100% and 80.19%; and Class Z designates 99.17% and 72.96%; of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 0.00% and 5.80%; Class M designates 0.00% and 0.00%; Class C designates 0.00% and 0.00%; Small Cap Value designates 0.00% and 22.38%; Class I designates 0.00% and 19.82%; and Class Z designates 0.84% and 27.05% of the dividend distributed in September and December during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Small Cap Value Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2026 meeting, the Board of Trustees voted to continue the fund's Advisory Contracts, without modification, for two months from June 1, 2026 through July 31, 2026. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2026, with the understanding that the Board would consider the annual renewal for a full one year period in July 2026.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class generally determined by selecting the largest non-12b-1 class by asset total in a given fund category; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and its applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account and market information over the Internet, via Fidelity's mobile app and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the representative class (the retail class), the Board considered the effective management fee rate for the retail class, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity using portfolio attributes from Morningstar and combining similar Morningstar Categories that have comparable investment mandates and Morningstar distribution attributes. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or waivers and without taking into account the fund's performance adjustment) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are generally similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons of the retail class of the fund relative to the asset-sized peer group. The total peer group and asset-sized peer group total expense comparisons include fund-paid 12b-1 fees, reimbursements, waivers, and acquired fund fees and expenses, and exclude performance adjustments.
The information provided to the Board indicated that the management fee rate for the retail class ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity other than the fund, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar investment mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the management fee of each class of the fund, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) and their shareholders have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also considered that shareholders benefit from pricing funds at scale from inception. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.803706.121
SCV-ANN-0926
Fidelity® Small Cap Growth K6 Fund

Annual Report
July 31, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Small Cap Growth K6 Fund
Consolidated Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 96.2%
	Shares	Value ($)
AUSTRALIA - 0.4%
Industrials - 0.1%
Aerospace & Defense - 0.1%
DroneShield Ltd (c)(d)	3,158,911	3,762,992
Information Technology - 0.3%
Electronic Equipment, Instruments & Components - 0.3%
Elsight Ltd (c)	3,807,303	14,995,147
TOTAL AUSTRALIA		18,758,139
BERMUDA - 0.3%
Financials - 0.3%
Capital Markets - 0.3%
Marex Group Ltd	238,350	15,473,682
CANADA - 1.5%
Energy - 0.4%
Energy Equipment & Services - 0.4%
CES Energy Solutions Corp	1,567,442	18,270,145
Health Care - 0.6%
Biotechnology - 0.6%
Xenon Pharmaceuticals Inc (c)	405,013	25,382,165
Industrials - 0.1%
Electrical Equipment - 0.1%
Electrovaya Inc (United States) (b)(c)	836,777	6,878,306
Materials - 0.4%
Metals & Mining - 0.4%
G Mining Ventures Corp (c)	454,560	13,855,512
Major Drilling Group International Inc (c)	470,230	4,669,259
TOTAL MATERIALS		18,524,771
TOTAL CANADA		69,055,387
FRANCE - 0.3%
Information Technology - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
SOITEC (c)	107,730	12,919,800
GERMANY - 0.6%
Consumer Discretionary - 0.2%
Leisure Products - 0.2%
Tonies SE Class A (c)	688,260	9,746,232
Health Care - 0.1%
Biotechnology - 0.1%
InflaRx NV (c)	1,677,740	2,852,158
Industrials - 0.2%
Aerospace & Defense - 0.2%
Hensoldt AG (b)	106,070	9,743,474
Information Technology - 0.1%
Electronic Equipment, Instruments & Components - 0.1%
LPKF Laser & Electronics SE (c)	211,670	3,478,243
TOTAL GERMANY		25,820,107
GRAND CAYMAN (UK OVERSEAS TER) - 0.2%
Financials - 0.2%
Insurance - 0.2%
Accelerant Holdings Class A (c)	899,877	10,690,539
ISRAEL - 0.5%
Information Technology - 0.5%
Semiconductors & Semiconductor Equipment - 0.2%
Nova Ltd (c)	26,610	10,401,051
Software - 0.3%
Cellebrite DI Ltd (b)(c)	713,992	10,531,382
TOTAL ISRAEL		20,932,433
ITALY - 0.4%
Consumer Discretionary - 0.4%
Hotels, Restaurants & Leisure - 0.2%
Lottomatica Group Spa	337,291	9,132,478
Leisure Products - 0.2%
Sanlorenzo SpA/Ameglia (b)	259,923	11,335,797
TOTAL ITALY		20,468,275
JAPAN - 0.2%
Industrials - 0.2%
Professional Services - 0.2%
BayCurrent Inc	197,120	8,890,924
NETHERLANDS - 0.4%
Health Care - 0.4%
Biotechnology - 0.2%
Newamsterdam Pharma Co NV (c)	250,980	6,974,734
Pharmaceuticals - 0.2%
Pharvaris NV (c)	326,356	10,645,733
TOTAL NETHERLANDS		17,620,467
NORWAY - 0.1%
Information Technology - 0.1%
Electronic Equipment, Instruments & Components - 0.1%
General Oceans AS	1,816,333	4,177,901
SINGAPORE - 0.1%
Information Technology - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Kulicke & Soffa Industries Inc	75,660	6,748,872
SWITZERLAND - 0.2%
Consumer Discretionary - 0.2%
Automobile Components - 0.2%
Garrett Motion Inc	336,070	10,468,581
TAIWAN - 0.5%
Information Technology - 0.5%
Semiconductors & Semiconductor Equipment - 0.5%
Silicon Motion Technology Corp ADR	92,540	23,468,144
THAILAND - 0.4%
Information Technology - 0.4%
Electronic Equipment, Instruments & Components - 0.4%
Fabrinet (c)	42,991	18,718,711
UNITED KINGDOM - 1.4%
Consumer Discretionary - 0.3%
Leisure Products - 0.3%
Games Workshop Group PLC	49,379	12,724,465
Energy - 0.8%
Energy Equipment & Services - 0.8%
Subsea 7 SA	520,200	17,476,305
TechnipFMC PLC	269,778	19,332,291
TOTAL ENERGY		36,808,596
Financials - 0.2%
Banks - 0.0%
Starling Bank Ltd (c)(e)(f)	431,700	1,408,013
Financial Services - 0.2%
Klarna Group PLC (b)(c)	528,770	10,014,904
TOTAL FINANCIALS		11,422,917
Information Technology - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
IQE PLC (c)	7,333,450	3,864,510
TOTAL UNITED KINGDOM		64,820,488
UNITED STATES - 88.7%
Communication Services - 1.0%
Diversified Telecommunication Services - 0.2%
Anterix Inc (b)(c)	36,400	3,385,928
Csquare Inc	328,800	6,562,848
		9,948,776
Entertainment - 0.3%
IMAX Corp (b)(c)	224,839	10,756,298
Sphere Entertainment Co Class A (b)(c)	31,370	4,493,752
		15,250,050
Media - 0.5%
Magnite Inc (c)	578,600	11,166,980
MNTN Inc Class A (b)(c)	816,063	7,524,101
		18,691,081
TOTAL COMMUNICATION SERVICES		43,889,907
Consumer Discretionary - 8.9%
Automobile Components - 0.3%
LCI Industries	44,280	4,532,501
Patrick Industries Inc	128,080	10,573,004
		15,105,505
Broadline Retail - 0.2%
Etsy Inc (c)	140,100	11,443,368
Diversified Consumer Services - 1.7%
Covista Inc (c)	181,881	22,707,843
Duolingo Inc Class A (c)	87,980	11,860,584
Frontdoor Inc (c)	396,230	28,778,185
Grand Canyon Education Inc (c)	59,493	8,646,713
Universal Technical Institute Inc (b)(c)	189,921	7,465,794
		79,459,119
Hotels, Restaurants & Leisure - 4.0%
Brinker International Inc (c)	78,689	16,815,839
Cava Group Inc (b)(c)	307,871	20,082,425
Cheesecake Factory Inc/The (b)	322,442	32,702,068
Dutch Bros Inc Class A (c)	213,622	14,062,736
Kura Sushi USA Inc Class A (b)(c)	157,602	7,260,724
Lindblad Expeditions Holdings Inc (c)	747,151	22,100,727
Pursuit Attractions and Hospitality Inc (c)	318,766	16,107,246
Red Rock Resorts Inc Class A	212,517	13,694,595
Rush Street Interactive Inc Class A (c)	1,482,390	39,891,116
		182,717,476
Leisure Products - 0.8%
Acushnet Holdings Corp	123,730	12,530,137
YETI Holdings Inc (c)	467,700	22,889,238
		35,419,375
Specialty Retail - 1.8%
Boot Barn Holdings Inc (c)	60,541	9,020,004
Chewy Inc Class A (c)	21,897	494,872
Fanatics Inc Class A (c)(e)(f)	163,048	15,985,226
RealReal Inc/The (b)(c)	750,840	9,077,656
Victoria's Secret & Co (c)	315,480	27,976,766
Warby Parker Inc Class A (b)(c)	726,087	19,379,262
		81,933,786
Textiles, Apparel & Luxury Goods - 0.1%
Kontoor Brands Inc	56,760	4,753,081
TOTAL CONSUMER DISCRETIONARY		410,831,710
Consumer Staples - 1.8%
Beverages - 0.4%
Vita Coco Co Inc/The (c)	292,259	19,271,558
Consumer Staples Distribution & Retail - 1.1%
Chefs' Warehouse Inc/The (c)	126,463	14,587,507
PriceSmart Inc	88,620	17,184,305
Sprouts Farmers Market Inc (c)	178,281	15,538,972
		47,310,784
Food Products - 0.3%
Mama's Creations Inc (c)	496,738	9,154,881
Once Upon a Farm PBC (b)(c)	309,100	4,689,047
		13,843,928
TOTAL CONSUMER STAPLES		80,426,270
Energy - 1.3%
Energy Equipment & Services - 1.1%
Archrock Inc	302,330	10,811,321
Kodiak Gas Services Inc	138,860	8,152,471
National Energy Services Reunited Corp (c)	352,450	9,502,052
WaterBridge Infrastructure LLC Class A	321,610	11,005,494
Weatherford International PLC	105,100	9,226,729
		48,698,067
Oil, Gas & Consumable Fuels - 0.2%
Antero Resources Corp (c)	331,614	11,984,530
TOTAL ENERGY		60,682,597
Financials - 8.5%
Banks - 1.8%
Cullen/Frost Bankers Inc	56,530	9,403,200
East West Bancorp Inc	172,979	22,660,249
First Bancorp/Southern Pines NC	250,574	15,753,587
Hancock Whitney Corp	119,018	9,164,386
Pinnacle Financial Partners Inc	224,270	23,599,933
		80,581,355
Capital Markets - 2.3%
BGC Group Inc Class A	565,720	6,517,094
FactSet Research Systems Inc (b)	54,830	14,431,256
Lincoln International Inc Class A	39,200	815,360
Perella Weinberg Partners (e)	457,262	8,070,674
Perella Weinberg Partners Class A	715,560	12,629,635
PJT Partners Inc Class A	79,740	13,421,039
Ridgepost Capital Inc Class A (b)	1,004,844	8,661,755
StepStone Group Inc rights 12/31/2038 (c)(f)	6,434	402,897
StoneX Group Inc (c)	131,145	10,041,773
Victory Capital Holdings Inc Class A	83,840	8,302,675
Wealthfront Corp (c)	718,060	6,814,389
WisdomTree Inc	782,402	15,155,127
		105,263,674
Consumer Finance - 2.6%
Dave Inc Class A (b)(c)	82,762	30,844,570
Enova International Inc (c)	207,050	52,619,687
EZCORP Inc Class A (c)	430,170	12,806,161
Figure Technology Solutions Inc Class A (b)	146,300	3,644,333
FirstCash Holdings Inc	87,535	17,858,015
		117,772,766
Financial Services - 0.5%
HA Sustainable Infrastructure Capital Inc	344,260	13,037,126
Remitly Global Inc (c)	547,580	12,468,397
		25,505,523
Insurance - 1.3%
Lemonade Inc (b)(c)	75,770	3,660,449
Oscar Health Inc Class A (c)	1,268,070	39,589,145
Stewart Information Services Corp	172,624	11,667,656
Trupanion Inc (c)	232,969	5,705,411
		60,622,661
TOTAL FINANCIALS		389,745,979
Health Care - 29.7%
Biotechnology - 15.4%
Alkermes PLC (c)	226,450	11,093,786
Annexon Inc (c)	927,190	4,724,033
Apogee Therapeutics Inc (c)	117,526	15,759,061
Arcus Biosciences Inc (c)	419,710	11,831,625
ArriVent Biopharma Inc (c)	149,030	4,444,075
Arrowhead Pharmaceuticals Inc (c)	111,900	9,472,335
Blueprint Medicines Corp rights (c)(f)	62,502	1
Bridgebio Pharma Inc (c)	187,872	15,046,668
Caris Life Sciences Inc (c)	498,926	7,818,170
Celldex Therapeutics Inc (c)	237,705	9,047,052
CG oncology Inc (b)(c)	480,339	34,195,333
Climb Bio Inc (b)(c)	977,590	11,633,321
Cogent Biosciences Inc (c)	1,249,295	48,635,055
Crescent Biopharma Inc (c)(e)	239,807	3,470,008
Crescent Biopharma Inc (c)	226,088	3,271,493
Cyclerion Therapeutics Inc (b)(c)	4,982	17,138
CytomX Therapeutics Inc (c)	1,988,030	6,162,893
Damora Therapeutics Inc (b)(c)	410,184	11,891,234
Dianthus Therapeutics Inc (c)	233,060	24,918,775
Disc Medicine Inc (c)	144,366	11,116,182
Hemab Therapeutics Holdings Inc	48,900	2,325,195
Inovio Pharmaceuticals Inc (b)(c)	3,535,483	2,393,522
Inovio Pharmaceuticals Inc warrants (c)	1,002,700	467,760
Jade Biosciences Inc (c)	376,260	7,431,135
Kiniksa Pharmaceuticals International Plc Class A (c)	291,812	21,693,304
Kymera Therapeutics Inc (c)	165,058	17,066,997
Mineralys Therapeutics Inc (c)	188,573	4,812,383
Mirum Pharmaceuticals Inc (b)(c)	292,520	30,992,494
Moderna Inc (c)	238,570	13,078,407
Nurix Therapeutics Inc (c)	475,558	11,037,701
Olema Pharmaceuticals Inc (c)	193,300	2,213,285
Oruka Therapeutics Inc (c)	295,854	28,552,870
Palvella Therapeutics Inc (b)(c)	74,980	10,425,219
Parabilis Medicines Inc (g)(h)	159,464	5,147,657
Parabilis Medicines Inc	1	34
Praxis Precision Medicines Inc (c)	97,050	29,874,902
Precigen Inc (b)(c)	870,590	5,458,599
Protagonist Therapeutics Inc (c)	95,280	13,019,059
Relay Therapeutics Inc (c)	994,880	18,733,590
Rhythm Pharmaceuticals Inc (c)	177,412	17,608,141
Spyre Therapeutics Inc (c)	383,326	37,692,447
Stoke Therapeutics Inc (c)	259,177	7,479,848
Tango Therapeutics Inc (c)	240,800	6,544,944
TG Therapeutics Inc (c)	227,830	11,853,995
Travere Therapeutics Inc (c)	385,610	21,551,743
Tubulis GmbH escrow shares (e)(f)	4,900	17,052
Tubulis GmbH escrow shares (e)(f)	4,900	98
Tubulis GmbH rights (c)(e)(f)	53,900	1,773,604
Twist Bioscience Corp (c)	228,040	20,877,062
Tyra Biosciences Inc (c)	191,359	6,100,525
Upstream Bio Inc (c)	693,618	4,376,730
Vaxcyte Inc (c)	432,420	23,385,274
Veracyte Inc (c)	463,370	21,463,298
Viking Therapeutics Inc (b)(c)	108,364	3,439,473
Viridian Therapeutics Inc (c)	610,677	11,554,009
Vor BioPharma Inc (c)	650,678	13,761,840
X4 Pharmaceuticals Inc (c)	1,689,700	6,725,006
Zenas Biopharma Inc (c)	531,120	16,698,413
Zenas Biopharma Inc (e)	80,024	2,515,954
Zymeworks Inc (c)	184,050	4,038,057
		708,729,864
Health Care Equipment & Supplies - 2.4%
Artivion Inc (c)	265,488	7,123,043
Butterfly Network Inc Class A (b)(c)	940,670	6,688,164
Ceribell Inc (c)	830,545	14,692,341
Glaukos Corp (c)	131,960	22,000,371
iRhythm Technologies Inc (c)	39,980	4,684,457
LivaNova PLC (c)	140,340	11,246,848
Neogen Corp (c)	382,940	4,610,598
NeuroPace Inc (c)	100,742	1,298,564
Shoulder Innovations Inc (c)	387,903	8,820,914
TransMedics Group Inc (b)(c)	370,081	28,314,897
		109,480,197
Health Care Providers & Services - 5.6%
Alignment Healthcare Inc (c)	616,019	9,147,882
Astrana Health Inc (c)	165,320	5,878,779
BrightSpring Health Services Inc (c)	1,037,852	61,970,143
Ensign Group Inc/The	178,806	31,856,077
Guardant Health Inc (c)	189,421	30,684,308
Guardian Pharmacy Services Inc Class A (c)	241,711	9,554,836
HealthEquity Inc (c)	119,638	12,036,779
Hims & Hers Health Inc Class A (b)(c)	642,260	17,835,560
LifeStance Health Group Inc (c)	2,712,386	28,425,805
Privia Health Group Inc (c)	650,552	15,398,566
Progyny Inc (c)	1,041,005	32,406,486
		255,195,221
Health Care Technology - 0.3%
Allotera Therapeutics Inc warrants 8/22/2035 (c)(e)(f)	45,967	78,144
Waystar Holding Corp (c)	696,580	14,704,804
		14,782,948
Life Sciences Tools & Services - 0.7%
BioLife Solutions Inc (b)(c)	292,290	9,142,831
Charles River Laboratories International Inc (c)	45,079	10,481,318
Maravai LifeSciences Holdings Inc Class A (c)	659,510	4,332,981
Veterinary Emergency Group (e)(f)(i)	68,413	6,735,260
		30,692,390
Pharmaceuticals - 5.3%
Alumis Inc (c)	572,460	16,171,995
Amylyx Pharmaceuticals Inc (c)	1,053,389	21,394,331
Avalyn Pharma Inc	627,190	18,056,800
Axsome Therapeutics Inc (c)	89,535	19,517,735
Definium Therapeutics Inc (c)	409,890	17,838,413
Edgewise Therapeutics Inc (c)	329,390	12,658,458
Elanco Animal Health Inc (c)	326,199	8,601,868
Enliven Therapeutics Inc (c)	648,114	35,523,129
Enliven Therapeutics Inc (c)(e)	100,587	5,513,173
Eton Pharmaceuticals Inc (c)	131,980	6,126,512
LB Pharmaceuticals Inc (e)	30,604	1,103,946
Ligand Pharmaceuticals Inc (c)	72,120	20,737,385
Liquidia Corp (b)(c)	113,501	9,546,569
MBX Biosciences Inc (c)	216,210	14,254,725
Ocular Therapeutix Inc (c)	329,204	2,689,597
Phibro Animal Health Corp Class A	146,827	5,334,225
Structure Therapeutics Inc ADR (c)	207,912	9,988,092
Trevi Therapeutics Inc (c)	990,061	18,068,613
		243,125,566
TOTAL HEALTH CARE		1,362,006,186
Industrials - 18.6%
Aerospace & Defense - 5.5%
AAR Corp (c)	69,050	9,669,762
ATI Inc (c)	105,659	19,804,723
Beta Technologies Inc (g)	784,992	14,859,899
Beta Technologies Inc Class A (c)	579,662	10,973,001
BWX Technologies Inc	63,155	10,654,249
Carpenter Technology Corp	41,006	21,309,178
Ducommun Inc (c)	75,200	13,462,304
Hawkeye 360 Inc (b)	426,720	9,046,464
Karman Holdings Inc (b)(c)	447,048	21,525,361
Kratos Defense & Security Solutions Inc (c)	246,340	11,479,444
Mercury Systems Inc (c)	172,628	16,762,179
Moog Inc Class A	95,200	37,113,720
V2X Inc (c)	234,809	21,189,164
VSE Corp	45,140	8,774,765
Woodward Inc	75,578	27,264,764
		253,888,977
Building Products - 2.1%
Armstrong World Industries Inc	56,640	9,892,742
AZZ Inc	171,690	24,846,977
Griffon Corp	74,770	6,442,931
Hayward Holdings Inc (c)	530,995	8,033,954
Resideo Technologies Inc (c)	149,730	5,135,739
Simpson Manufacturing Co Inc	111,320	20,899,217
Tecnoglass Holdings Inc	348,681	15,146,703
Zurn Elkay Water Solutions Corp	118,610	5,990,991
		96,389,254
Commercial Services & Supplies - 0.3%
HNI Corp	273,036	12,289,350
Construction & Engineering - 2.8%
Argan Inc	13,020	7,426,998
Cardinal Infrastructure Group Inc Class A	241,649	14,955,657
Construction Partners Inc Class A (c)	123,168	12,729,413
Granite Construction Inc	299,901	36,279,024
IES Holdings Inc (c)	31,067	23,130,624
MYR Group Inc (c)	24,570	8,187,215
Sterling Infrastructure Inc (c)	41,657	24,859,648
		127,568,579
Electrical Equipment - 1.2%
Acuity Inc	38,080	12,505,091
EnerSys	42,260	7,862,473
Nextpower Inc Class A (c)	253,347	22,768,295
Preformed Line Products Co	17,750	6,336,395
Sensata Technologies Holding PLC	136,110	6,300,532
		55,772,786
Ground Transportation - 0.2%
Neutron Holdings Inc (b)(c)	377,465	11,150,316
Machinery - 3.8%
Atmus Filtration Technologies Inc	346,430	17,886,181
Blue Bird Corp (c)	354,490	26,370,511
CECO Environmental Corp (c)	65,340	4,305,253
Enpro Inc	65,110	20,439,331
ESCO Technologies Inc	52,750	16,631,548
Federal Signal Corp	83,111	10,384,719
ITT Inc	93,029	18,231,823
JBT Marel Corp	117,780	16,308,997
Proto Labs Inc (c)	5,180	388,759
RBC Bearings Inc (c)	16,336	9,006,200
Standex International Corp (b)	49,460	14,664,890
Terex Corp	310,844	19,533,437
		174,151,649
Professional Services - 1.4%
CACI International Inc (c)	18,333	9,125,251
FTI Consulting Inc (c)	86,663	13,812,349
Huron Consulting Group Inc (c)	164,640	24,987,413
Planet Labs PBC Class A (b)(c)	358,220	7,336,345
UL Solutions Inc Class A	112,555	10,314,540
		65,575,898
Trading Companies & Distributors - 1.3%
DXP Enterprises Inc/TX (c)	121,190	19,029,253
Xometry Inc Class A (b)(c)	451,394	38,693,494
		57,722,747
TOTAL INDUSTRIALS		854,509,556
Information Technology - 15.6%
Communications Equipment - 0.4%
Digi International Inc (c)	199,640	13,918,901
NetScout Systems Inc (c)	109,170	4,439,944
Vistance Networks Inc	194,490	2,283,312
		20,642,157
Electronic Equipment, Instruments & Components - 2.1%
Bel Fuse Inc Class B	20,020	5,444,839
Frequency Electronics Inc (b)(c)	184,530	10,697,204
Mirion Technologies Inc Class A (c)	337,369	5,053,788
nLight Inc (c)	80,508	5,538,950
Novanta Inc (b)(c)	47,200	6,728,360
OSI Systems Inc (b)(c)	140,082	31,012,754
Sanmina Corp (c)	100,153	18,584,391
TD SYNNEX Corp	52,745	13,486,897
		96,547,183
IT Services - 0.8%
Akamai Technologies Inc (c)	3,810	438,835
Boost Run Inc Class A	68,600	1,374,744
DigitalOcean Holdings Inc (c)	164,370	19,313,475
Fastly Inc Class A (c)	755,460	17,118,724
Quantinuum Inc Class A (b)	8,700	447,267
		38,693,045
Semiconductors & Semiconductor Equipment - 4.4%
Aehr Test Systems (c)	346,719	27,730,586
Axcelis Technologies Inc (c)	102,480	13,361,342
AXT Inc (c)	290,280	17,541,620
Impinj Inc (c)	84,751	12,827,911
MACOM Technology Solutions Holdings Inc (c)	59,753	15,024,294
MaxLinear Inc (c)	430,530	28,768,015
Onto Innovation Inc (c)	51,280	13,259,982
Penguin Solutions Inc (c)	233,474	12,287,737
Rambus Inc (c)	113,496	10,331,541
SiTime Corp (c)	33,311	17,828,047
Veeco Instruments Inc (c)	609,287	30,464,351
		199,425,426
Software - 7.9%
A10 Networks Inc	192,512	5,692,580
ACI Worldwide Inc (c)	435,080	24,943,136
Adeia Inc	943,869	25,154,109
Algolia Inc (c)(e)(f)	43,269	726,053
Alkami Technology Inc (b)(c)	485,354	8,818,882
Braze Inc Class A (c)	907,380	22,611,910
Clear Secure Inc Class A	374,870	20,707,819
Hut 8 Corp (United States) (c)	67,390	7,253,186
Intapp Inc (c)	1,411,810	46,152,069
InterDigital Inc (b)	153,432	46,769,909
JFrog Ltd (c)	377,600	30,128,704
Manhattan Associates Inc (c)	96,220	18,412,659
Plaid Inc/DE Class A (c)(e)(f)	29,415	8,695,074
Porch Group Inc (b)(c)	815,400	11,782,530
Q2 Holdings Inc (c)	324,340	19,742,576
RingCentral Inc Class A	27,342	1,520,762
Riot Platforms Inc (c)	564,590	11,387,780
ServiceTitan Inc Class A (c)	118,060	9,806,064
Tenable Holdings Inc (c)	452,118	14,757,132
Workiva Inc Class A (c)	399,219	23,873,296
		358,936,230
TOTAL INFORMATION TECHNOLOGY		714,244,041
Materials - 0.9%
Chemicals - 0.6%
Minerals Technologies Inc	110,857	8,451,738
Perimeter Solutions Inc (c)	395,580	12,108,704
Sensient Technologies Corp	43,120	5,332,650
		25,893,092
Construction Materials - 0.3%
Suncrete Inc Class A	711,675	12,020,191
Metals & Mining - 0.0%
USA Rare Earth Inc Class A (c)	288,719	4,316,349
TOTAL MATERIALS		42,229,632
Real Estate - 2.2%
Hotel & Resort REITs - 0.3%
Ryman Hospitality Properties Inc	115,010	15,371,087
Real Estate Management & Development - 1.5%
Compass Inc Class A (c)	3,082,211	35,106,383
Jones Lang LaSalle Inc (c)	47,530	16,874,576
Landbridge Co LLC Class A (b)	192,906	14,954,073
		66,935,032
Retail REITs - 0.3%
Tanger Inc	340,280	13,835,785
Specialized REITs - 0.1%
Outfront Media Inc	136,640	4,354,716
TOTAL REAL ESTATE		100,496,620
Utilities - 0.2%
Electric Utilities - 0.2%
IDACORP Inc	85,243	12,182,077
TOTAL UNITED STATES		4,071,244,575
TOTAL COMMON STOCKS (Cost $3,446,788,880)		4,420,277,025

Convertible Corporate Bonds - 0.0%
	Principal Amount (a)	Value ($)
AUSTRALIA - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
Advancell Pty Ltd 0% 12/31/2199 (e)(f)	551,197	551,197
UNITED STATES - 0.0%
Health Care - 0.0%
Health Care Technology - 0.0%
Allotera Therapeutics Inc 0% 12/31/2199 (e)(f)(j)	253,458	263,394
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $804,655)		814,591

Convertible Preferred Stocks - 0.9%
	Shares	Value ($)
AUSTRALIA - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
Advancell Pty Ltd Series D (e)(f)	393,179	1,102,395
NETHERLANDS - 0.1%
Information Technology - 0.1%
Software - 0.1%
Nearfield Instruments Series D (e)(f)	400	2,769,211
UNITED KINGDOM - 0.1%
Health Care - 0.1%
Biotechnology - 0.1%
CellCentric Ltd Series D (e)(f)	703,352	3,333,888
UNITED STATES - 0.7%
Health Care - 0.3%
Biotechnology - 0.1%
Bright Peak Therapeutics Inc. Series B (c)(e)(f)	199,331	231,224
Bright Peak Therapeutics Inc. Series C (c)(e)(f)	1,323,335	1,177,768
Endeavor BioMedicines Inc Series C (c)(e)(f)	210,174	1,370,334
LifeMine Therapeutics Inc Series C (c)(e)(f)	402,743	604,115
Sonoma Biotherapeutics Inc Series B (c)(e)(f)	438,013	687,680
Sonoma Biotherapeutics Inc Series B1 (c)(e)(f)	233,603	429,830
T-Knife Therapeutics Inc Series B (c)(e)(f)	201,583	139,092
Treeline Biosciences Series A (c)(e)(f)	21,246	197,588
		4,837,631
Health Care Technology - 0.2%
Allotera Therapeutics Inc Series B (c)(e)(f)	59,982	92,971
Allotera Therapeutics Inc Series C (c)(e)(f)	714,263	1,221,390
Oura Inc Series E (e)(f)	124,086	7,129,982
		8,444,343
TOTAL HEALTH CARE		13,281,974
Information Technology - 0.4%
Communications Equipment - 0.3%
Astranis Space Technologies Corp Series C (c)(e)(f)	125,912	2,844,352
Astranis Space Technologies Corp Series C (c)(e)(f)	26,805	605,525
Astranis Space Technologies Corp Series D (c)(e)(f)	503,082	8,718,412
Astranis Space Technologies Corp Series E (e)(f)	84,900	1,630,080
		13,798,369
IT Services - 0.0%
Yanka Industries Inc Series E (c)(e)(f)	191,029	286,544
Yanka Industries Inc Series F (c)(e)(f)	28,989	73,632
		360,176
Software - 0.1%
Algolia Inc Series D (c)(e)(f)	9,900	166,122
Lyte AI Inc Series B (c)(e)(f)	38,600	1,188,108
Lyte AI Inc Series C (e)(f)	45,900	1,689,579
Skyryse Inc Series B (c)(e)(f)	12,000	278,640
Skyryse Inc Series C (e)(f)	112,800	2,713,968
		6,036,417
TOTAL INFORMATION TECHNOLOGY		20,194,962
TOTAL UNITED STATES		33,476,936
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $41,727,419)		40,682,430

Domestic Equity Funds - 1.8%
	Shares	Value ($)
iShares Russell 2000 Growth ETF (b) (Cost $69,911,435)	219,735	81,449,172

Preferred Securities - 0.0%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
Bright Peak Therapeutics Inc. 8% 2/28/2027 (e)(f) (Cost $113,741)	113,741	115,775

Money Market Funds - 7.8%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (k)	3.69	88,116,761	88,134,385
Fidelity Securities Lending Cash Central Fund (k)(l)	3.72	268,910,712	268,937,603
TOTAL MONEY MARKET FUNDS (Cost $357,069,524)			357,071,988

TOTAL INVESTMENT IN SECURITIES - 106.7% (Cost $3,916,415,654)	4,900,410,981
NET OTHER ASSETS (LIABILITIES) - (6.7)%	(307,684,929)
NET ASSETS - 100.0%	4,592,726,052

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security is on loan at period end.
(c)	Non-income producing.
(d)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $3,762,992 or 0.1% of net assets.

(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $97,705,075 or 2.1% of net assets.

(f)	Level 3 security.
(g)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $20,007,556 or 0.4% of net assets.

(h)
Security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. At the end of the period, the total value of unadjusted equity securities subject to contractual sale restrictions is $5,147,657 with varying restriction expiration dates. Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

(i)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(j)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(l)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Advancell Pty Ltd 0% 12/31/2199	7/10/2026	551,197

Advancell Pty Ltd Series D	7/10/2026	1,102,394

Algolia Inc	10/27/2021	1,265,404

Algolia Inc Series D	7/23/2021	289,526

Allotera Therapeutics Inc 0% 12/31/2199	6/14/2024	253,458

Allotera Therapeutics Inc Series B	7/9/2021	465,154

Allotera Therapeutics Inc Series C	8/22/2025 - 2/17/2026	1,266,310

Allotera Therapeutics Inc warrants 8/22/2035	8/22/2025	0

Astranis Space Technologies Corp Series C	3/19/2021	2,760,108

Astranis Space Technologies Corp Series C	4/5/2023	587,591

Astranis Space Technologies Corp Series D	4/25/2024 - 12/6/2024	4,699,994

Astranis Space Technologies Corp Series E	2/10/2026	1,632,942

Bright Peak Therapeutics Inc. 8% 2/28/2027	6/2/2026	113,741

Bright Peak Therapeutics Inc. Series B	5/14/2021	778,587

Bright Peak Therapeutics Inc. Series C	5/7/2024	1,500,001

CellCentric Ltd Series D	5/1/2026	3,372,573

Crescent Biopharma Inc	10/28/2024 - 12/4/2025	3,208,819

Endeavor BioMedicines Inc Series C	4/22/2024	1,371,301

Enliven Therapeutics Inc	3/19/2024	1,408,218

Fanatics Inc Class A	8/13/2020 - 3/22/2021	2,891,600

LB Pharmaceuticals Inc	7/29/2026	1,069,304

LifeMine Therapeutics Inc Series C	2/15/2022	820,222

Lyte AI Inc Series B	8/13/2024	489,683

Lyte AI Inc Series C	6/24/2026	1,690,906

Nearfield Instruments Series D	5/22/2026	2,789,441

Oura Inc Series E	9/24/2025	6,647,287

Perella Weinberg Partners	12/29/2020	4,572,620

Plaid Inc/DE Class A	3/31/2025	5,999,972

Skyryse Inc Series B	10/21/2021	296,159

Skyryse Inc Series C	9/16/2025 - 11/21/2025	3,048,330

Sonoma Biotherapeutics Inc Series B	7/26/2021	865,645

Sonoma Biotherapeutics Inc Series B1	7/26/2021	692,516

Starling Bank Ltd	6/18/2021 - 4/5/2022	824,189

T-Knife Therapeutics Inc Series B	6/30/2021	1,162,892

Treeline Biosciences Series A	7/30/2021	166,303

Tubulis GmbH escrow shares	5/21/2026	98

Tubulis GmbH escrow shares	5/21/2026	16,954

Tubulis GmbH rights	5/21/2026	1,772,575

Veterinary Emergency Group	9/16/2021 - 10/31/2023	3,598,868

Yanka Industries Inc Series E	5/15/2020	2,307,478

Yanka Industries Inc Series F	4/8/2021	924,076

Zenas Biopharma Inc	10/8/2025	1,520,456

Additional information on each lock-up restriction is as follows:
Security	Restriction Expiration Date
Parabilis Medicines Inc	12/7/2026

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	9,772,988	1,256,160,675	1,177,797,983	1,153,023	(3,759)	2,464	88,134,385	88,116,761
Fidelity Securities Lending Cash Central Fund	307,400,265	1,448,289,791	1,486,751,115	1,149,651	(1,338)	-	268,937,603	268,910,712
	317,173,253	2,704,450,466	2,664,549,098	2,302,674	(5,097)	2,464	357,071,988

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	43,889,907	43,889,907	-	-
Consumer Discretionary	464,239,263	448,254,037	-	15,985,226
Consumer Staples	80,426,270	80,426,270	-	-
Energy	115,761,338	115,761,338	-	-
Financials	427,333,117	425,522,207	-	1,810,910
Health Care	1,407,860,976	1,392,537,454	6,719,363	8,604,159
Industrials	883,785,252	861,387,862	22,397,390	-
Information Technology	823,547,802	799,131,528	14,995,147	9,421,127
Materials	60,754,403	60,754,403	-	-
Real Estate	100,496,620	100,496,620	-	-
Utilities	12,182,077	12,182,077	-	-

Convertible Corporate Bonds
Health Care	814,591	-	-	814,591

Convertible Preferred Stocks
Health Care	17,718,257	-	-	17,718,257
Information Technology	22,964,173	-	-	22,964,173

Domestic Equity Funds	81,449,172	81,449,172	-	-

Preferred Securities
Health Care	115,775	-	-	115,775

Money Market Funds	357,071,988	357,071,988	-	-
Total Investments in Securities:	4,900,410,981	4,778,864,863	44,111,900	77,434,218

Net Unrealized Appreciation (Depreciation) on Unfunded Commitments	2,032,401	-	-	2,032,401
The following is a reconciliation of consolidated Investments in Securities for which Level 3 inputs were used in determining value. Beginning balances have been updated to conform to current period presentation, as applicable.
	Beginning Balance ($)	Net Realized Gain (Loss) on Investment Securities ($)	Net Unrealized Gain (Loss) on Investment Securities ($)	Cost of Purchases ($)	Proceeds of Sales ($)	Amortization/ Accretion ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Ending Balance ($)	The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2026 ($)
Common Stocks	24,433,506	52,051	9,557,095	1,830,821	(52,051)	-	-	-	35,821,422	9,557,095
Convertible Preferred Stocks	22,530,267	-	2,945,954	21,550,183	(6,343,974)	-	-	-	40,682,430	5,974,816
Convertible Corporate Bonds	301,691	-	(38,297)	551,197	-	-	-	-	814,591	(38,297)
Preferred Securities	-	-	2,034	113,741	-	-	-	-	115,775	2,034

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in net gain (loss) on the Fund's consolidated Statement of Operations.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$4,543,338,993
Investments in securities, at value - affiliated issuers	357,071,988
Restricted cash	5,808
Foreign currency held at value	161,095
Receivable for investments sold	19,988,097
Unrealized appreciation on unfunded commitments	2,032,401
Receivable for fund shares sold	5,941,185
Dividends receivable	223,788
Interest receivable	30,140
Distributions receivable from affiliated funds	351,571
Other receivables	7,478
Total assets	4,929,152,544
Liabilities
Payable to custodian bank	1,944,241
Payable for investments purchased	57,349,148
Payable for fund shares redeemed	5,853,520
Accrued management fee	2,342,027
Other payables and accrued expenses	25
Collateral on securities loaned	268,937,531
Total liabilities	336,426,492
Commitments and contingent liabilities (see Significant Accounting Policies note)
Net Assets	$4,592,726,052
Net assets consist of:
Paid in capital	2,924,196,382
Total accumulated earnings (loss)	1,668,529,670
Net Assets	$4,592,726,052

Net Asset Value and Maximum Offering
Net Asset Value, offering price and redemption price per share ($4,592,726,052/197,725,341 shares)	$23.23

Other Information
Unaffiliated issuers, cost	3,559,346,130
Affiliated issuers, cost	357,069,524
Foreign currency holdings, cost	160,185
Securities loaned, market value	382,329,952
Consolidated Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$14,378,119
Dividends - affiliated issuers	2,302,674
Security lending income - unaffiliated issuers	159,408
Interest	11,347
Total investment income	16,851,548
Expenses
Management fee	24,229,816
Independent trustees' fees and expenses	13,423
Interest	11,134
Total expenses	24,254,373
Expense reimbursements and reductions	(8,181)
Total expenses after reductions	24,246,192
Net investment income (loss)	(7,394,644)
Net realized gain (loss)
Investments - unaffiliated issuers	809,749,864
Investments - affiliated issuers	(5,097)
Foreign currency transactions	18,614
Net realized gain (loss)	809,763,381
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	344,338,575
Investments - affiliated issuers	2,464
Unfunded commitments	2,032,401
Assets and liabilities in foreign currencies	4,418
Total change in net unrealized appreciation (depreciation)	346,377,858
Net gain (loss)	1,156,141,239
Net increase (decrease) in net assets resulting from operations	$1,148,746,595
Other Information
Income from securities lending - Affiliated Issuers	1,149,651

Consolidated Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(7,394,644)	$(3,769,717)
Net realized gain (loss)	809,763,381	59,143,521
Change in net unrealized appreciation (depreciation)	346,377,858	30,733,398
Net increase (decrease) in net assets resulting from operations	1,148,746,595	86,107,202
Distributions to shareholders
Distributions to shareholders	(103,243,619)	(70,800,445)
Total distributions	(103,243,619)	(70,800,445)
Net increase (decrease) in net assets resulting from share transactions	(50,981,802)	677,540,114
Total increase (decrease) in net assets	994,521,174	692,846,871
Net Assets
Beginning of period	3,598,204,878	2,905,358,007
End of period	$4,592,726,052	$3,598,204,878
Consolidated Financial Highlights
Fidelity® Small Cap Growth K6 Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$17.90	$17.74	$14.58	$13.22	$21.55
Income from Investment Operations
Net investment income (loss) A, B	(.04)	(.02)	- C	.01	.01
Net realized and unrealized gain (loss)	5.90	.58	3.20	1.36	(3.11)
Total from investment operations	5.86	.56	3.20	1.37	(3.10)
Distributions
Distributions from net investment income	-	(.28)	(.04)	(.01)	-
Distributions from net realized gain	(.53)	(.12)	-	-	(5.23)
Total distributions	(.53)	(.40)	(.04)	(.01)	(5.23)
Net asset value, end of period	$23.23	$17.90	$17.74	$14.58	$13.22
Total Return D	33.33%	3.24%	21.98%	10.34%	(20.31)%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.60%	.60%	.60%	.60%	.60%
Ratio of expenses to average net assets net of fee waivers, if any	.60%	.60%	.60%	.60%	.60%
Ratio of expenses to average net assets net of all reductions, if any	.60%	.60%	.60%	.60%	.60%
Ratio of net investment income (loss) to average net assets	(.18)%	(.11)%	(.03)%	.04%	.09%
Net assets, end of period	$4,592,726,052	$3,598,204,878	$2,905,358,007	$1,894,187,211	$1,265,226,376
Portfolio turnover rate G	101%	81% H	85% H	76% H	81% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Consolidated Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® Small Cap Growth K6 Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's consolidated financial statements and consolidated financial highlights. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Convertible Corporate Bonds and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities  may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For any foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities  are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Common Stocks	$35,821,422	Discounted cash flow	Discount rate	4.6% - 9.4% / 5.9%	Decrease
			Term	0.1 - 12.0 / 4.6	Increase
			Probability rate	5.0% - 90.0% / 40.2%	Increase
		Market approach	Transaction price	$1.77	Increase
		Recovery value	Recovery value	$0.00	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	3.1 - 5.7 / 3.2	Increase
			Enterprise value/Gross profit multiple (EV/GP)	17.0	Increase
			Enterprise value/Net income multiple (EV/NI)	13.3	Increase
		Black scholes	Discount rate	4.4%	Increase
			Term	3.0	Increase
			Volatility	110.0%	Increase
Convertible Preferred Stocks	$40,682,430	Market approach	Transaction price	$0.80 - $6.52 / $3.08	Increase
			Discount rate	20.0% - 90.0% / 32.0%	Decrease
			Conversion ratio	11.9	Increase
			Discount for lack of marketability (DLOM)	11.6%	Decrease
		Market comparable	Enterprise value/Revenue multiple (EV/R)	0.8 - 36.4 / 14.8	Increase
			Enterprise value/Gross profit multiple (EV/GP)	12.0	Increase
		Black scholes	Discount rate	0.0% - 4.4% / 4.3%	Increase
			Term	0.4 - 3.0 / 2.9	Increase
			Volatility	60.0% - 110.0% / 80.7%	Increase
Convertible Corporate Bonds	$814,591	Market approach	Transaction price	$1.51 - $100.00 / $68.15	Increase
		Black scholes	Discount rate	4.4%	Increase
			Term	3.0	Increase
			Volatility	110.0%	Increase
Preferred Securities	$115,775	Market approach	Transaction price	$100.00	Increase
			Discount rate	24.3%	Decrease
			Probability rate	0.0% - 60.0% / 25.0%	Increase
		Black scholes	Discount rate	4.4%	Increase
			Term	2.4	Increase
			Volatility	90.0%	Increase

* Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end, as well as a roll forward of Level 3 instruments, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the Consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: foreign currency transactions, losses deferred due to excise tax regulations, net operating losses, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® Small Cap Growth K6 Fund	3,935,539,673	1,200,186,093	(233,282,384)	966,903,709

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® Small Cap Growth K6 Fund	25,116,398	676,507,754	966,905,520

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Small Cap Growth K6 Fund	-	103,243,619	103,243,619

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Small Cap Growth K6 Fund	49,300,854	21,499,591	70,800,445

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Special Purpose Acquisition Companies and Private Investment in Public Equity. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via reorganization, business combination, acquisition or other similar transactions within a designated time frame.

Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, there were commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Consolidated Statement of Assets and Liabilities as unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Consolidated Statement of Operations, as applicable. The total amount of commitments outstanding at the current period end is presented in the table below.

	Investment to be Acquired	Shares	Commitment Amount ($)
Fidelity ® Small Cap Growth K6 Fund	Avere Therapeutics, Inc.	409,500	4,016,786
Fidelity ® Small Cap Growth K6 Fund	Avenzo Therapeutics, Inc.	5,162,814	6,763,286
Fidelity ® Small Cap Growth K6 Fund	Korsana Biosciences, Inc.	179,713	422,937
Fidelity ® Small Cap Growth K6 Fund	Mentari Therapeutics, Inc.	1,045,700	2,866,356

Consolidated Subsidiary.
Certain investments are held through a wholly-owned subsidiary (Subsidiary), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	Amount ($)	% of Total Assets
Fidelity ® Small Cap Growth K6 Fund	6,741,068	0.15

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as deferred taxes in the Consolidated Statement of Assets and Liabilities and included in change in net unrealized appreciation (depreciation) on investment securities in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as restricted cash in the Consolidated Statement of Assets and Liabilities, if applicable.

  3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® Small Cap Growth K6 Fund	4,042,009,738	4,245,385,287

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity® Small Cap Growth K6 Fund	2,217,519	38,462,188

  4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services.

For these services, the fund pays a monthly management fee to the investment adviser.

The management fee is based on an annual management fee rate of the fund's average net assets as presented in the table below.

Management Fee Rate %
Fidelity® Small Cap Growth K6 Fund	0.60

Under the management contract, the investment adviser pays all other operating expenses, except fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® Small Cap Growth K6 Fund	106,570

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds.

At period end, there were no interfund loans outstanding.

Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate (%)	Interest expense ($)
Fidelity® Small Cap Growth K6 Fund	Borrower	9,191,455	3.96	11,134

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® Small Cap Growth K6 Fund	185,234,864	254,581,562	76,848,467

  5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  6. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Consolidated Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Consolidated Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® Small Cap Growth K6 Fund	141,071	57,806	24,648,635

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Consolidated Schedule of Investments or Consolidated Statement of Assets and Liabilities.

Amount ($)
Fidelity® Small Cap Growth K6 Fund	122,615,370

  7. Expense Reductions.
Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® Small Cap Growth K6 Fund	8,181

  8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025

Fidelity® Small Cap Growth K6 Fund
Fidelity® Small Cap Growth K6 Fund	103,243,619	70,800,445
Total	103,243,619	70,800,445

  9. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® Small Cap Growth K6 Fund
Shares sold	38,714,115	94,589,078	807,863,390	1,679,219,445
Reinvestment of distributions	5,237,858	4,031,806	101,982,514	70,297,823
Shares redeemed	(47,191,399)	(61,393,374)	(960,827,706)	(1,071,977,154)
Net increase (decrease)	(3,239,426)	37,227,510	(50,981,802)	677,540,114

  10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

  11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Growth K6 Fund

Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Fidelity Small Cap Growth K6 Fund and its subsidiary (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2026, the related consolidated statement of operations for the year ended July 31, 2026, the consolidated statement of changes in net assets for each of the two years in the period ended July 31, 2026, including the related notes, and the consolidated financial highlights for each of the five years in the period ended July 31, 2026 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2026 and the consolidated financial highlights for each of the five years in the period ended July 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of July 31, 2026 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 16, 2026

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2026, $750,671,770, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the consolidated financial statements for each Fund as part of Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Small Cap Growth K6 Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2026 meeting, the Board of Trustees voted to continue the fund's Advisory Contracts, without modification, for two months from June 1, 2026 through July 31, 2026. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2026, with the understanding that the Board would consider the annual renewal for a full one year period in July 2026.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and its applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account and market information over the Internet, via Fidelity's mobile app and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity using portfolio attributes from Morningstar and combining similar Morningstar Categories that have comparable investment mandates and Morningstar distribution attributes. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or waivers) relative to funds and classes in the total peer group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the total peer group that are generally similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the total peer group; and (iv) total expense comparisons of the fund relative to funds and classes in the asset-sized peer group. The total peer group and asset-sized peer group total expense comparisons include fund-paid 12b-1 fees, reimbursements, waivers, and acquired fund fees and expenses, and exclude performance adjustments.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity other than the fund, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar  investment mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) and their shareholders have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also considered that shareholders benefit from pricing funds at scale from inception. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the most recent findings of the committee.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.9884011.109
SCPK6-ANN-0926
Fidelity® Small Cap Growth Fund

Annual Report
July 31, 2026
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Small Cap Growth Fund
Consolidated Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 98.1%
	Shares	Value ($)
AUSTRALIA - 0.4%
Industrials - 0.1%
Aerospace & Defense - 0.1%
DroneShield Ltd (b)(c)	6,211,497	7,399,327
Information Technology - 0.3%
Electronic Equipment, Instruments & Components - 0.3%
Elsight Ltd (b)	7,576,022	29,838,330
TOTAL AUSTRALIA		37,237,657
BERMUDA - 0.3%
Financials - 0.3%
Capital Markets - 0.3%
Marex Group Ltd	456,520	29,637,278
CANADA - 1.4%
Energy - 0.3%
Energy Equipment & Services - 0.3%
CES Energy Solutions Corp	2,182,478	25,439,020
Health Care - 0.6%
Biotechnology - 0.6%
Xenon Pharmaceuticals Inc (b)	780,761	48,930,293
Industrials - 0.1%
Electrical Equipment - 0.1%
Electrovaya Inc (United States) (b)(d)	1,655,946	13,611,876
Materials - 0.4%
Metals & Mining - 0.4%
G Mining Ventures Corp (b)	823,620	25,104,885
Major Drilling Group International Inc (b)	927,800	9,212,808
TOTAL MATERIALS		34,317,693
TOTAL CANADA		122,298,882
FRANCE - 0.3%
Information Technology - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
SOITEC (b)	206,370	24,749,459
GERMANY - 0.6%
Consumer Discretionary - 0.2%
Leisure Products - 0.2%
Tonies SE Class A (b)	1,329,690	18,829,317
Health Care - 0.1%
Biotechnology - 0.1%
InflaRx NV (b)	3,289,530	5,592,200
Industrials - 0.2%
Aerospace & Defense - 0.2%
Hensoldt AG (d)	207,140	19,027,654
Information Technology - 0.1%
Electronic Equipment, Instruments & Components - 0.1%
LPKF Laser & Electronics SE (b)	408,140	6,706,715
TOTAL GERMANY		50,155,886
GRAND CAYMAN (UK OVERSEAS TER) - 0.2%
Financials - 0.2%
Insurance - 0.2%
Accelerant Holdings Class A (b)(d)	1,762,000	20,932,560
ISRAEL - 0.5%
Information Technology - 0.5%
Semiconductors & Semiconductor Equipment - 0.2%
Nova Ltd (b)	51,066	19,960,167
Software - 0.3%
Cellebrite DI Ltd (b)	1,397,027	20,606,149
TOTAL ISRAEL		40,566,316
ITALY - 0.5%
Consumer Discretionary - 0.5%
Hotels, Restaurants & Leisure - 0.2%
Lottomatica Group Spa	666,879	18,056,390
Leisure Products - 0.3%
Sanlorenzo SpA/Ameglia (d)	520,427	22,696,932
TOTAL ITALY		40,753,322
JAPAN - 0.2%
Industrials - 0.2%
Professional Services - 0.2%
BayCurrent Inc	380,758	17,173,755
NETHERLANDS - 0.4%
Health Care - 0.4%
Biotechnology - 0.2%
Newamsterdam Pharma Co NV (b)	504,110	14,009,217
Pharmaceuticals - 0.2%
Pharvaris NV (b)	644,591	21,026,558
TOTAL NETHERLANDS		35,035,775
NORWAY - 0.1%
Information Technology - 0.1%
Electronic Equipment, Instruments & Components - 0.1%
General Oceans AS	3,604,949	8,292,048
SINGAPORE - 0.1%
Information Technology - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Kulicke & Soffa Industries Inc	145,830	13,008,036
SWITZERLAND - 0.2%
Consumer Discretionary - 0.2%
Automobile Components - 0.2%
Garrett Motion Inc	649,270	20,224,761
TAIWAN - 0.5%
Information Technology - 0.5%
Semiconductors & Semiconductor Equipment - 0.5%
Silicon Motion Technology Corp ADR	176,338	44,719,317
THAILAND - 0.4%
Information Technology - 0.4%
Electronic Equipment, Instruments & Components - 0.4%
Fabrinet (b)	82,912	36,100,714
UNITED KINGDOM - 1.5%
Consumer Discretionary - 0.3%
Leisure Products - 0.3%
Games Workshop Group PLC	95,196	24,531,038
Energy - 0.8%
Energy Equipment & Services - 0.8%
Subsea 7 SA	995,950	33,459,296
TechnipFMC PLC	530,690	38,029,246
TOTAL ENERGY		71,488,542
Financials - 0.3%
Banks - 0.1%
Starling Bank Ltd (b)(e)(f)	1,942,800	6,336,549
Financial Services - 0.2%
Klarna Group PLC (b)(d)	1,021,610	19,349,293
TOTAL FINANCIALS		25,685,842
Information Technology - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
IQE PLC (b)	14,048,560	7,403,173
TOTAL UNITED KINGDOM		129,108,595
UNITED STATES - 90.5%
Communication Services - 1.0%
Diversified Telecommunication Services - 0.2%
Anterix Inc (b)(d)	70,200	6,530,003
Csquare Inc	632,600	12,626,696
		19,156,699
Entertainment - 0.3%
IMAX Corp (b)(d)	446,916	21,380,461
Sphere Entertainment Co Class A (b)(d)	61,630	8,828,498
		30,208,959
Media - 0.5%
Magnite Inc (b)	1,117,610	21,569,873
MNTN Inc Class A (b)(d)	1,572,116	14,494,910
		36,064,783
TOTAL COMMUNICATION SERVICES		85,430,441
Consumer Discretionary - 9.5%
Automobile Components - 0.3%
LCI Industries	88,290	9,037,364
Patrick Industries Inc	255,090	21,057,680
		30,095,044
Broadline Retail - 0.2%
Etsy Inc (b)	268,100	21,898,408
Diversified Consumer Services - 1.7%
Covista Inc (b)	345,119	43,088,107
Duolingo Inc Class A (b)	162,686	21,931,700
Frontdoor Inc (b)	765,640	55,608,433
Grand Canyon Education Inc (b)	115,059	16,722,675
Universal Technical Institute Inc (b)(d)	372,349	14,637,039
		151,987,954
Hotels, Restaurants & Leisure - 4.1%
Brinker International Inc (b)	157,868	33,736,392
Cava Group Inc (b)	589,656	38,463,261
Cheesecake Factory Inc/The (d)	617,458	62,622,590
Dutch Bros Inc Class A (b)	409,406	26,951,197
Kura Sushi USA Inc Class A (b)(d)	314,516	14,489,752
Lindblad Expeditions Holdings Inc (b)	1,406,921	41,616,723
Pursuit Attractions and Hospitality Inc (b)	599,153	30,275,201
Red Rock Resorts Inc Class A	409,513	26,389,018
Rush Street Interactive Inc Class A (b)	2,856,350	76,864,379
		351,408,513
Leisure Products - 0.8%
Acushnet Holdings Corp	238,260	24,128,590
YETI Holdings Inc (b)	901,120	44,100,813
		68,229,403
Specialty Retail - 2.3%
Boot Barn Holdings Inc (b)	115,914	17,270,027
Chewy Inc Class A (b)	43,034	972,568
Fanatics Inc Class A (b)(e)(f)	726,062	71,183,119
RealReal Inc/The (b)(d)	1,465,840	17,722,006
Victoria's Secret & Co (b)	604,340	53,592,871
Warby Parker Inc Class A (b)(d)	1,454,973	38,833,229
		199,573,820
Textiles, Apparel & Luxury Goods - 0.1%
Kontoor Brands Inc	109,510	9,170,367
TOTAL CONSUMER DISCRETIONARY		832,363,509
Consumer Staples - 1.8%
Beverages - 0.4%
Vita Coco Co Inc/The (b)	559,921	36,921,191
Consumer Staples Distribution & Retail - 1.1%
Chefs' Warehouse Inc/The (b)	243,884	28,132,019
PriceSmart Inc	170,250	33,013,178
Sprouts Farmers Market Inc (b)	341,552	29,769,672
		90,914,869
Food Products - 0.3%
Mama's Creations Inc (b)	955,102	17,602,530
Once Upon a Farm PBC (b)(d)	613,200	9,302,244
		26,904,774
TOTAL CONSUMER STAPLES		154,740,834
Energy - 1.3%
Energy Equipment & Services - 1.1%
Archrock Inc	582,430	20,827,697
Kodiak Gas Services Inc	267,610	15,711,383
National Energy Services Reunited Corp (b)	679,010	18,306,110
WaterBridge Infrastructure LLC Class A (d)	644,070	22,040,075
Weatherford International PLC	206,816	18,156,377
		95,041,642
Oil, Gas & Consumable Fuels - 0.2%
Antero Resources Corp (b)	652,605	23,585,144
TOTAL ENERGY		118,626,786
Financials - 8.7%
Banks - 1.8%
Cullen/Frost Bankers Inc	108,150	17,989,671
East West Bancorp Inc	334,231	43,784,261
First Bancorp/Southern Pines NC	496,038	31,185,909
Hancock Whitney Corp	235,832	18,159,064
Pinnacle Financial Partners Inc	429,220	45,166,821
		156,285,726
Capital Markets - 2.4%
BGC Group Inc Class A	1,090,640	12,564,173
FactSet Research Systems Inc (d)	105,600	27,793,920
Lincoln International Inc Class A	73,200	1,522,560
Perella Weinberg Partners (f)	2,039,500	35,997,176
Perella Weinberg Partners Class A	562,727	9,932,132
PJT Partners Inc Class A	159,140	26,784,853
Ridgepost Capital Inc Class A (d)	2,007,536	17,304,960
StepStone Group Inc rights 12/31/2038 (b)(e)	31,066	1,945,353
StoneX Group Inc (b)	256,020	19,603,451
Victory Capital Holdings Inc Class A (d)	161,480	15,991,364
Wealthfront Corp (b)(d)	1,433,430	13,603,251
WisdomTree Inc (d)	1,535,738	29,747,245
		212,790,438
Consumer Finance - 2.6%
Dave Inc Class A (b)(d)	159,799	59,555,489
Enova International Inc (b)	399,560	101,544,179
EZCORP Inc Class A (b)	829,130	24,683,200
Figure Technology Solutions Inc Class A	286,600	7,139,206
FirstCash Holdings Inc	168,722	34,420,975
		227,343,049
Financial Services - 0.5%
HA Sustainable Infrastructure Capital Inc	644,368	24,402,216
Remitly Global Inc (b)	1,069,800	24,359,346
		48,761,562
Insurance - 1.4%
Lemonade Inc (b)	146,240	7,064,853
Oscar Health Inc Class A (b)	2,428,830	75,828,073
Stewart Information Services Corp	383,596	25,927,254
Trupanion Inc (b)(d)	455,891	11,164,771
		119,984,951
TOTAL FINANCIALS		765,165,726
Health Care - 30.4%
Biotechnology - 15.9%
Alkermes PLC (b)	436,460	21,382,175
Annexon Inc (b)	1,787,580	9,107,720
Apogee Therapeutics Inc (b)	229,025	30,709,962
Arcus Biosciences Inc (b)	809,070	22,807,683
ArriVent Biopharma Inc (b)	298,740	8,908,427
Arrowhead Pharmaceuticals Inc (b)	219,170	18,552,741
Blueprint Medicines Corp rights (b)(e)	124,518	1
Bridgebio Pharma Inc (b)	369,159	29,565,944
Caris Life Sciences Inc (b)	961,340	15,064,198
Celldex Therapeutics Inc (b)	473,857	18,034,997
CG oncology Inc (b)(d)	797,441	56,769,825
Climb Bio Inc (b)(d)	1,884,570	22,426,383
Cogent Biosciences Inc (b)	2,509,157	97,681,482
Crescent Biopharma Inc (b)(f)	518,531	7,503,144
Crescent Biopharma Inc (b)	441,086	6,382,514
Cyclerion Therapeutics Inc (b)(d)	9,900	34,055
CytomX Therapeutics Inc (b)	3,970,290	12,307,899
Damora Therapeutics Inc (b)(d)	834,040	24,178,820
Dianthus Therapeutics Inc (b)(d)	468,387	50,079,938
Disc Medicine Inc (b)	278,384	21,435,568
Hemab Therapeutics Holdings Inc (d)	96,285	4,578,352
Inovio Pharmaceuticals Inc (b)(d)(i)	6,993,661	4,734,709
Inovio Pharmaceuticals Inc warrants (b)(i)	1,920,669	895,992
Jade Biosciences Inc (b)	779,915	15,403,321
Kiniksa Pharmaceuticals International Plc Class A (b)	581,262	43,211,017
Kymera Therapeutics Inc (b)	330,653	34,189,520
Mineralys Therapeutics Inc (b)	378,758	9,665,904
Mirum Pharmaceuticals Inc (b)	563,960	59,751,562
Moderna Inc (b)	459,760	25,204,043
Nurix Therapeutics Inc (b)	948,302	22,010,089
Olema Pharmaceuticals Inc (b)	388,100	4,443,745
Oruka Therapeutics Inc (b)	685,718	66,178,644
Palvella Therapeutics Inc (b)(d)	143,740	19,985,610
Parabilis Medicines Inc (g)(h)	319,708	10,320,494
Praxis Precision Medicines Inc (b)	186,930	57,542,662
Precigen Inc (b)(d)	1,678,323	10,523,085
Protagonist Therapeutics Inc (b)	183,710	25,102,134
Relay Therapeutics Inc (b)	1,917,750	36,111,233
Rhythm Pharmaceuticals Inc (b)	348,248	34,563,614
Spyre Therapeutics Inc (b)	777,720	76,473,208
Stoke Therapeutics Inc (b)	520,825	15,031,010
Tango Therapeutics Inc (b)	464,010	12,611,792
TG Therapeutics Inc (b)	440,090	22,897,883
Travere Therapeutics Inc (b)	743,290	41,542,478
Tubulis GmbH escrow shares (e)(f)	9,800	34,104
Tubulis GmbH escrow shares (e)(f)	9,800	196
Tubulis GmbH rights (b)(e)(f)	107,800	3,547,208
Twist Bioscience Corp (b)	448,130	41,026,302
Tyra Biosciences Inc (b)	374,540	11,940,335
Upstream Bio Inc (b)	1,371,372	8,653,357
Vaxcyte Inc (b)	833,540	45,077,843
Veracyte Inc (b)	892,685	41,349,169
Viking Therapeutics Inc (b)	216,331	6,866,346
Viridian Therapeutics Inc (b)	1,268,990	24,009,291
Vor BioPharma Inc (b)(d)	1,270,144	26,863,546
X4 Pharmaceuticals Inc (b)	3,386,200	13,477,076
Zenas Biopharma Inc (b)	988,639	31,082,810
Zenas Biopharma Inc (f)	160,245	5,038,103
Zymeworks Inc (b)	369,100	8,098,054
		1,392,969,317
Health Care Equipment & Supplies - 2.4%
Artivion Inc (b)	532,577	14,289,041
Butterfly Network Inc Class A (b)	1,812,470	12,886,662
Ceribell Inc (b)	1,637,485	28,967,110
Glaukos Corp (b)	252,600	42,113,472
iRhythm Technologies Inc (b)	79,354	9,297,908
LivaNova PLC (b)	277,220	22,216,411
Neogen Corp (b)	749,130	9,019,525
NeuroPace Inc (b)	195,480	2,519,737
Shoulder Innovations Inc (b)	777,617	17,683,011
TransMedics Group Inc (b)(d)	726,130	55,556,206
		214,549,083
Health Care Providers & Services - 5.7%
Alignment Healthcare Inc (b)	1,179,927	17,521,916
Astrana Health Inc (b)	318,530	11,326,927
BrightSpring Health Services Inc (b)	1,997,697	119,282,489
Ensign Group Inc/The	342,479	61,016,059
Guardant Health Inc (b)	360,654	58,422,341
Guardian Pharmacy Services Inc Class A (b)	476,800	18,847,904
HealthEquity Inc (b)(d)	235,933	23,737,219
Hims & Hers Health Inc Class A (b)(d)	1,229,420	34,140,993
LifeStance Health Group Inc (b)	5,442,419	57,036,551
Privia Health Group Inc (b)	1,283,039	30,369,533
Progyny Inc (b)	2,043,308	63,608,178
		495,310,110
Health Care Technology - 0.3%
Allotera Therapeutics Inc warrants 8/22/2035 (b)(e)(f)	92,226	156,783
Waystar Holding Corp (b)	1,333,310	28,146,174
		28,302,957
Life Sciences Tools & Services - 0.7%
BioLife Solutions Inc (b)	582,890	18,232,799
Charles River Laboratories International Inc (b)	86,791	20,179,776
Maravai LifeSciences Holdings Inc Class A (b)	1,264,380	8,306,977
Veterinary Emergency Group (e)(f)(j)	190,561	18,760,730
		65,480,282
Pharmaceuticals - 5.4%
Alumis Inc (b)	1,103,470	31,173,028
Amylyx Pharmaceuticals Inc (b)	2,115,961	42,975,168
Avalyn Pharma Inc (d)	1,231,620	35,458,340
Axsome Therapeutics Inc (b)	172,625	37,630,524
Definium Therapeutics Inc (b)	779,396	33,919,314
Edgewise Therapeutics Inc (b)	642,530	24,692,428
Elanco Animal Health Inc (b)	643,621	16,972,286
Enliven Therapeutics Inc (b)(d)	1,250,754	68,553,827
Enliven Therapeutics Inc (b)(f)	266,907	14,629,172
Eton Pharmaceuticals Inc (b)	252,960	11,742,403
LB Pharmaceuticals Inc (f)	58,600	2,113,818
Ligand Pharmaceuticals Inc (b)	139,080	39,991,063
Liquidia Corp (b)	227,529	19,137,464
MBX Biosciences Inc (b)	416,420	27,454,571
Ocular Therapeutix Inc (b)	640,446	5,232,444
Phibro Animal Health Corp Class A	289,730	10,525,891
Structure Therapeutics Inc ADR (b)	414,389	19,907,248
Trevi Therapeutics Inc (b)	1,950,341	35,593,723
		477,702,712
TOTAL HEALTH CARE		2,674,314,461
Industrials - 18.9%
Aerospace & Defense - 5.7%
AAR Corp (b)	132,940	18,616,918
ATI Inc (b)	203,613	38,165,221
Beta Technologies Inc (g)	219,799	4,160,795
Beta Technologies Inc Class A (b)(d)	2,578,576	48,812,444
BWX Technologies Inc	121,665	20,524,886
Carpenter Technology Corp	79,078	41,093,673
Ducommun Inc (b)	147,310	26,371,436
Hawkeye 360 Inc	822,570	17,438,484
Karman Holdings Inc (b)	871,602	41,967,636
Kratos Defense & Security Solutions Inc (b)	474,570	22,114,962
Mercury Systems Inc (b)	337,922	32,812,226
Moog Inc Class A	181,455	70,740,232
V2X Inc (b)	458,983	41,418,626
VSE Corp	90,560	17,603,958
Woodward Inc	145,420	52,460,265
		494,301,762
Building Products - 2.1%
Armstrong World Industries Inc	111,780	19,523,495
AZZ Inc	330,787	47,871,495
Griffon Corp	143,960	12,405,033
Hayward Holdings Inc (b)	1,006,212	15,223,988
Resideo Technologies Inc (b)	295,550	10,137,364
Simpson Manufacturing Co Inc	218,630	41,045,596
Tecnoglass Holdings Inc	695,686	30,220,600
Zurn Elkay Water Solutions Corp	238,800	12,061,788
		188,489,359
Commercial Services & Supplies - 0.3%
HNI Corp	526,063	23,678,095
Construction & Engineering - 2.8%
Argan Inc	24,890	14,198,003
Cardinal Infrastructure Group Inc Class A	485,344	30,037,940
Construction Partners Inc Class A (b)	242,272	25,038,811
Granite Construction Inc	574,409	69,486,257
IES Holdings Inc (b)	59,283	44,138,565
MYR Group Inc (b)	47,250	15,744,645
Sterling Infrastructure Inc (b)	79,817	47,632,391
		246,276,612
Electrical Equipment - 1.2%
Acuity Inc	70,833	23,260,849
EnerSys	81,360	15,137,028
Nextpower Inc Class A (b)	488,213	43,875,702
Preformed Line Products Co	35,540	12,687,069
Sensata Technologies Holding PLC	265,540	12,291,847
		107,252,495
Ground Transportation - 0.2%
Neutron Holdings Inc (b)(d)	725,825	21,440,870
Machinery - 3.8%
Atmus Filtration Technologies Inc	656,934	33,917,502
Blue Bird Corp (b)	693,740	51,607,319
CECO Environmental Corp (b)	125,850	8,292,257
Enpro Inc	125,990	39,550,781
ESCO Technologies Inc	102,360	32,273,084
Federal Signal Corp	153,905	19,230,430
ITT Inc	175,262	34,347,847
JBT Marel Corp	232,400	32,180,428
Proto Labs Inc (b)	10,020	752,000
RBC Bearings Inc (b)	31,351	17,284,120
Standex International Corp	95,340	28,268,310
Terex Corp	611,789	38,444,821
		336,148,899
Professional Services - 1.5%
CACI International Inc (b)	36,124	17,980,721
FTI Consulting Inc (b)	170,747	27,213,657
Huron Consulting Group Inc (b)	324,090	49,187,139
Planet Labs PBC Class A (b)(d)	697,170	14,278,042
UL Solutions Inc Class A (d)	221,645	20,311,548
		128,971,107
Trading Companies & Distributors - 1.3%
DXP Enterprises Inc/TX (b)	241,640	37,942,313
Xometry Inc Class A (b)(d)	864,439	74,099,711
		112,042,024
TOTAL INDUSTRIALS		1,658,601,223
Information Technology - 15.5%
Communications Equipment - 0.5%
Digi International Inc (b)	387,950	27,047,874
NetScout Systems Inc (b)	213,350	8,676,945
Vistance Networks Inc	390,500	4,584,470
		40,309,289
Electronic Equipment, Instruments & Components - 2.1%
Bel Fuse Inc Class B	38,560	10,487,163
Frequency Electronics Inc (b)(d)	353,700	20,503,989
Mirion Technologies Inc Class A (b)(d)	646,571	9,685,634
nLight Inc (b)	157,506	10,836,413
Novanta Inc (b)(d)	90,920	12,960,646
OSI Systems Inc (b)(d)	267,042	59,120,428
Sanmina Corp (b)	197,598	36,666,285
TD SYNNEX Corp	101,070	25,843,599
		186,104,157
IT Services - 0.8%
Akamai Technologies Inc (b)	7,360	847,725
Boost Run Inc Class A	132,500	2,655,300
DigitalOcean Holdings Inc (b)(d)	316,840	37,228,700
Fastly Inc Class A (b)	1,447,020	32,789,473
Quantinuum Inc Class A (d)	16,800	863,688
		74,384,886
Semiconductors & Semiconductor Equipment - 4.4%
Aehr Test Systems (b)	656,170	52,480,477
Axcelis Technologies Inc (b)	196,310	25,594,898
AXT Inc (b)	554,710	33,521,125
Impinj Inc (b)	168,763	25,543,968
MACOM Technology Solutions Holdings Inc (b)	114,499	28,789,629
MaxLinear Inc (b)	825,110	55,133,850
Onto Innovation Inc (b)	96,795	25,029,251
Penguin Solutions Inc (b)	449,180	23,640,343
Rambus Inc (b)	217,515	19,800,390
SiTime Corp (b)	63,749	34,118,465
Veeco Instruments Inc (b)	1,202,923	60,146,150
		383,798,546
Software - 7.7%
A10 Networks Inc	373,556	11,046,051
ACI Worldwide Inc (b)	838,560	48,074,645
Adeia Inc	1,818,631	48,466,516
Algolia Inc (b)(e)(f)	234,640	3,937,258
Alkami Technology Inc (b)(d)	968,760	17,602,369
Braze Inc Class A (b)(d)	1,771,030	44,134,068
Clear Secure Inc Class A	736,680	40,694,203
Hut 8 Corp (United States) (b)	131,330	14,135,048
Intapp Inc (b)	2,717,252	88,826,968
InterDigital Inc (d)	295,978	90,221,494
JFrog Ltd (b)(d)	723,940	57,763,173
Manhattan Associates Inc (b)	184,430	35,292,525
Porch Group Inc (b)(d)	1,572,520	22,722,914
Q2 Holdings Inc (b)	619,879	37,732,035
RingCentral Inc Class A	52,719	2,932,230
Riot Platforms Inc (b)	1,111,350	22,415,930
ServiceTitan Inc Class A (b)(d)	228,940	19,015,756
Tenable Holdings Inc (b)	871,050	28,431,072
Workiva Inc Class A (b)	768,351	45,947,390
		679,391,645
TOTAL INFORMATION TECHNOLOGY		1,363,988,523
Materials - 0.9%
Chemicals - 0.6%
Minerals Technologies Inc	217,922	16,614,373
Perimeter Solutions Inc (b)	776,340	23,763,767
Sensient Technologies Corp (d)	87,080	10,769,184
		51,147,324
Construction Materials - 0.3%
Suncrete Inc Class A	1,403,380	23,703,088
Metals & Mining - 0.0%
USA Rare Earth Inc Class A (b)	574,205	8,584,365
TOTAL MATERIALS		83,434,777
Real Estate - 2.2%
Hotel & Resort REITs - 0.3%
Ryman Hospitality Properties Inc	220,190	29,428,394
Real Estate Management & Development - 1.5%
Compass Inc Class A (b)	6,095,059	69,422,722
Jones Lang LaSalle Inc (b)	90,990	32,304,180
Landbridge Co LLC Class A (d)	379,628	29,428,762
		131,155,664
Retail REITs - 0.3%
Tanger Inc	657,400	26,729,884
Specialized REITs - 0.1%
Outfront Media Inc	268,970	8,572,074
TOTAL REAL ESTATE		195,886,016
Utilities - 0.3%
Electric Utilities - 0.3%
IDACORP Inc	170,957	24,431,465
TOTAL UNITED STATES		7,956,983,761
TOTAL COMMON STOCKS (Cost $6,635,303,339)		8,626,978,122

Convertible Corporate Bonds - 0.0%
	Principal Amount (a)	Value ($)
AUSTRALIA - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
Advancell Pty Ltd 0% 12/31/2199 (e)(f)	1,062,443	1,062,443
UNITED STATES - 0.0%
Health Care - 0.0%
Health Care Technology - 0.0%
Allotera Therapeutics Inc 0% 12/31/2199 (e)(f)(k)	1,379,633	1,433,715
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $2,442,076)		2,496,158

Convertible Preferred Stocks - 1.1%
	Shares	Value ($)
AUSTRALIA - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
Advancell Pty Ltd Series D (e)(f)	757,859	2,124,885
NETHERLANDS - 0.1%
Information Technology - 0.1%
Software - 0.1%
Nearfield Instruments Series D (e)(f)	900	6,230,725
UNITED KINGDOM - 0.1%
Health Care - 0.1%
Biotechnology - 0.1%
CellCentric Ltd Series D (e)(f)	1,382,153	6,551,405
UNITED STATES - 0.9%
Health Care - 0.4%
Biotechnology - 0.2%
Bright Peak Therapeutics Inc. Series B (b)(e)(f)	1,079,522	1,252,245
Bright Peak Therapeutics Inc. Series C (b)(e)(f)	2,205,558	1,962,947
Endeavor BioMedicines Inc Series C (b)(e)(f)	556,156	3,626,137
LifeMine Therapeutics Inc Series C (b)(e)(f)	2,048,403	3,072,605
Sonoma Biotherapeutics Inc Series B (b)(e)(f)	2,370,360	3,721,465
Sonoma Biotherapeutics Inc Series B1 (b)(e)(f)	1,264,171	2,326,075
T-Knife Therapeutics Inc Series B (b)(e)(f)	1,097,257	757,107
Treeline Biosciences Series A (b)(e)(f)	115,000	1,069,500
		17,788,081
Health Care Technology - 0.2%
Allotera Therapeutics Inc Series B (b)(e)(f)	326,496	506,069
Allotera Therapeutics Inc Series C (b)(e)(f)	1,433,000	2,450,430
Oura Inc Series E (e)(f)	249,257	14,322,307
		17,278,806
TOTAL HEALTH CARE		35,066,887
Information Technology - 0.5%
Communications Equipment - 0.3%
Astranis Space Technologies Corp Series C (b)(e)(f)	557,717	12,598,828
Astranis Space Technologies Corp Series C (b)(e)(f)	87,241	1,970,774
Astranis Space Technologies Corp Series D (b)(e)(f)	620,825	10,758,897
Astranis Space Technologies Corp Series E (e)(f)	170,900	3,281,280
		28,609,779
IT Services - 0.0%
Yanka Industries Inc Series E (b)(e)(f)	869,641	1,304,462
Yanka Industries Inc Series F (b)(e)(f)	127,716	324,398
		1,628,860
Software - 0.2%
Algolia Inc Series D (b)(e)(f)	53,800	902,764
Lyte AI Inc Series B (b)(e)(f)	97,800	3,010,284
Lyte AI Inc Series C (e)(f)	88,500	3,257,685
Skyryse Inc Series B (b)(e)(f)	62,100	1,441,962
Skyryse Inc Series C (e)(f)	226,900	5,459,214
		14,071,909
TOTAL INFORMATION TECHNOLOGY		44,310,548
TOTAL UNITED STATES		79,377,435
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $115,172,609)		94,284,450

Preferred Securities - 0.0%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
Bright Peak Therapeutics Inc. 8% 2/28/2027 (e)(f) (Cost $245,391)	245,391	249,780

Money Market Funds - 5.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (l)	3.69	149,170,305	149,200,139
Fidelity Securities Lending Cash Central Fund (l)(m)	3.72	372,678,997	372,716,265
TOTAL MONEY MARKET FUNDS (Cost $521,910,057)			521,916,404

TOTAL INVESTMENT IN SECURITIES - 105.1% (Cost $7,275,073,472)	9,245,924,914
NET OTHER ASSETS (LIABILITIES) - (5.1)%	(448,334,742)
NET ASSETS - 100.0%	8,797,590,172

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $7,399,327 or 0.1% of net assets.

(d)	Security or a portion of the security is on loan at period end.
(e)	Level 3 security.
(f)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $266,267,748 or 3.0% of net assets.

(g)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,481,289 or 0.2% of net assets.

(h)
Security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. At the end of the period, the total value of unadjusted equity securities subject to contractual sale restrictions is $10,320,494 with varying restriction expiration dates. Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

(i)	Affiliated company.
(j)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(k)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(l)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(m)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Advancell Pty Ltd 0% 12/31/2199	7/10/2026	1,062,443

Advancell Pty Ltd Series D	7/10/2026	2,124,885

Algolia Inc	10/27/2021	6,862,059

Algolia Inc Series D	7/23/2021	1,573,384

Allotera Therapeutics Inc 0% 12/31/2199	6/14/2024	1,379,633

Allotera Therapeutics Inc Series B	7/9/2021	2,531,944

Allotera Therapeutics Inc Series C	8/22/2025 - 2/17/2026	2,540,551

Allotera Therapeutics Inc warrants 8/22/2035	8/22/2025	0

Astranis Space Technologies Corp Series C	3/19/2021	12,225,676

Astranis Space Technologies Corp Series C	4/5/2023	1,912,404

Astranis Space Technologies Corp Series D	4/25/2024 - 12/6/2024	5,799,995

Astranis Space Technologies Corp Series E	2/10/2026	3,287,041

Bright Peak Therapeutics Inc. 8% 2/28/2027	6/2/2026	245,391

Bright Peak Therapeutics Inc. Series B	5/14/2021	4,216,613

Bright Peak Therapeutics Inc. Series C	5/7/2024	2,500,000

CellCentric Ltd Series D	5/1/2026	6,627,424

Crescent Biopharma Inc	10/28/2024 - 12/4/2025	6,932,525

Endeavor BioMedicines Inc Series C	4/22/2024	3,628,695

Enliven Therapeutics Inc	3/19/2024	3,736,698

Fanatics Inc Class A	8/13/2020 - 3/22/2021	12,874,623

LB Pharmaceuticals Inc	7/29/2026	2,047,484

LifeMine Therapeutics Inc Series C	2/15/2022	4,171,757

Lyte AI Inc Series B	8/13/2024	1,240,700

Lyte AI Inc Series C	6/24/2026	3,260,243

Nearfield Instruments Series D	5/22/2026	6,276,241

Oura Inc Series E	9/24/2025	13,352,697

Perella Weinberg Partners	12/29/2020	20,395,000

Skyryse Inc Series B	10/21/2021	1,532,626

Skyryse Inc Series C	9/16/2025 - 11/21/2025	6,131,791

Sonoma Biotherapeutics Inc Series B	7/26/2021	4,684,543

Sonoma Biotherapeutics Inc Series B1	7/26/2021	3,747,635

Starling Bank Ltd	6/18/2021 - 4/5/2022	3,728,430

T-Knife Therapeutics Inc Series B	6/30/2021	6,329,856

Treeline Biosciences Series A	7/30/2021	900,163

Tubulis GmbH escrow shares	5/21/2026	196

Tubulis GmbH escrow shares	5/21/2026	33,908

Tubulis GmbH rights	5/21/2026	3,545,150

Veterinary Emergency Group	9/16/2021 - 3/17/2022	9,329,011

Yanka Industries Inc Series E	5/15/2020	10,504,568

Yanka Industries Inc Series F	4/8/2021	4,071,177

Zenas Biopharma Inc	10/8/2025	3,044,655

Additional information on each lock-up restriction is as follows:
Security	Restriction Expiration Date
Parabilis Medicines Inc	12/7/2026

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	44,848,011	2,344,460,630	2,240,111,072	1,515,713	(3,776)	6,346	149,200,139	149,170,305
Fidelity Securities Lending Cash Central Fund	485,601,517	2,403,923,362	2,516,809,588	1,616,875	973	1	372,716,265	372,678,997
	530,449,528	4,748,383,992	4,756,920,660	3,132,588	(2,803)	6,347	521,916,404

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Aehr Test Systems	15,166,415	25,364,561	66,132,610	-	43,831,041	34,251,070	-	-
Inovio Pharmaceuticals Inc	-	13,187,004	1,174,208	-	(549,476)	(6,728,611)	4,734,709	6,993,661
Inovio Pharmaceuticals Inc warrants	-	2	-	-	-	895,990	895,992	1,920,669
Total	15,166,415	38,551,567	67,306,818	-	43,281,565	28,418,449	5,630,701

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	85,430,441	85,430,441	-	-
Consumer Discretionary	936,701,947	865,518,828	-	71,183,119
Consumer Staples	154,740,834	154,740,834	-	-
Energy	215,554,348	215,554,348	-	-
Financials	841,421,406	833,139,504	-	8,281,902
Health Care	2,763,872,729	2,728,043,403	13,330,304	22,499,022
Industrials	1,715,813,835	1,672,213,099	43,600,736	-
Information Technology	1,575,372,631	1,541,597,043	29,838,330	3,937,258
Materials	117,752,470	117,752,470	-	-
Real Estate	195,886,016	195,886,016	-	-
Utilities	24,431,465	24,431,465	-	-

Convertible Corporate Bonds
Health Care	2,496,158	-	-	2,496,158

Convertible Preferred Stocks
Health Care	43,743,177	-	-	43,743,177
Information Technology	50,541,273	-	-	50,541,273

Preferred Securities
Health Care	249,780	-	-	249,780

Money Market Funds	521,916,404	521,916,404	-	-
Total Investments in Securities:	9,245,924,914	8,956,223,855	86,769,370	202,931,689

Net Unrealized Appreciation (Depreciation) on Unfunded Commitments	3,924,751	-	-	3,924,751
The following is a reconciliation of consolidated Investments in Securities for which Level 3 inputs were used in determining value. Beginning balances have been updated to conform to current period presentation, as applicable.
	Beginning Balance ($)	Net Realized Gain (Loss) on Investment Securities ($)	Net Unrealized Gain (Loss) on Investment Securities ($)	Cost of Purchases ($)	Proceeds of Sales ($)	Amortization/ Accretion ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Ending Balance ($)	The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2026 ($)
Common Stocks	72,725,157	251,313	29,554,196	3,621,948	(251,313)	-	-	-	105,901,301	29,554,196
Convertible Preferred Stocks	84,851,190	-	(5,008,716)	43,600,874	(29,158,898)	-	-	-	94,284,450	9,485,079
Convertible Corporate Bonds	1,642,177	-	(208,462)	1,062,443	-	-	-	-	2,496,158	(208,462)
Preferred Securities	-	-	4,389	245,391	-	-	-	-	249,780	4,389

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in net gain (loss) on the Fund's consolidated Statement of Operations.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$8,718,377,809
Investments in securities, at value - affiliated issuers	527,547,105
Restricted cash	16,389
Foreign currency held at value	202
Receivable for investments sold	35,005,698
Unrealized appreciation on unfunded commitments	3,924,751
Receivable for fund shares sold	2,425,163
Dividends receivable	462,879
Interest receivable	164,044
Distributions receivable from affiliated funds	581,411
Prepaid expenses	1,166
Total assets	9,288,506,617
Liabilities
Payable to custodian bank	247,391
Payable for investments purchased	107,582,559
Payable for fund shares redeemed	3,570,984
Accrued management fee	6,519,293
Distribution and service plan fees payable	171,285
Other payables and accrued expenses	120,590
Collateral on securities loaned	372,704,343
Total liabilities	490,916,445
Commitments and contingent liabilities (see Significant Accounting Policies note)
Net Assets	$8,797,590,172
Net assets consist of:
Paid in capital	5,375,365,817
Total accumulated earnings (loss)	3,422,224,355
Net Assets	$8,797,590,172

Net Asset Value and Maximum Offering
Class A
Net Asset Value and redemption price per share ($452,121,343/11,739,919 shares) a	$38.51
Maximum offering price per share (100/94.25 of $38.51)	$40.86
Class M
Net Asset Value and redemption price per share ($105,152,354/2,930,438 shares) a	$35.88
Maximum offering price per share (100/96.50 of $35.88)	$37.18
Class C
Net Asset Value and offering price per share ($34,845,186/1,157,063 shares) a	$30.12
Fidelity® Small Cap Growth Fund
Net Asset Value, offering price and redemption price per share ($3,392,477,304/80,849,352 shares)	$41.96
Class I
Net Asset Value, offering price and redemption price per share ($1,192,929,670/28,363,562 shares)	$42.06
Class Z
Net Asset Value, offering price and redemption price per share ($3,620,064,315/85,197,207 shares)	$42.49

(a)Redemption price per unit is equal to net asset value less any applicable contingent deferred sales charge.

Other Information
Unaffiliated issuers, cost	6,741,700,093
Affiliated issuers, cost	533,373,379
Foreign currency holdings, cost	3,609
Securities loaned, market value	685,349,884
Consolidated Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$28,247,829
Dividends - affiliated issuers	3,132,588
Security lending income - unaffiliated issuers	230,888
Interest	28,186
Total investment income	31,639,491
Expenses
Basic management fee	57,325,924
Performance adjustment	9,443,096
Distribution and service plan fees	1,882,034
Custodian fees and expenses	64,596
Independent trustees' fees and expenses	26,712
Registration fees	214,899
Audit	67,218
Legal	11,688
Interest	126,287
Commitment fee	10,928
Miscellaneous	15,442
Total expenses	69,188,824
Net investment income (loss)	(37,549,333)
Net realized gain (loss)
Investments - unaffiliated issuers	1,704,906,076
Investments - affiliated issuers	43,278,762
Foreign currency transactions	51,846
Net realized gain (loss)	1,748,236,684
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	526,513,703
Investments - affiliated issuers	28,424,796
Unfunded commitments	3,924,751
Assets and liabilities in foreign currencies	11,794
Total change in net unrealized appreciation (depreciation)	558,875,044
Net gain (loss)	2,307,111,728
Net increase (decrease) in net assets resulting from operations	$2,269,562,395
Other Information
Income from securities lending - Affiliated Issuers	1,616,875

Consolidated Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(37,549,333)	$(34,578,644)
Net realized gain (loss)	1,748,236,684	417,157,356
Change in net unrealized appreciation (depreciation)	558,875,044	(184,544,532)
Net increase (decrease) in net assets resulting from operations	2,269,562,395	198,034,180
Distributions to shareholders
Distributions to shareholders	(476,367,571)	(107,192,580)
Total distributions	(476,367,571)	(107,192,580)
Net increase (decrease) in net assets resulting from share transactions	(222,178,736)	(353,846,785)
Total increase (decrease) in net assets	1,571,016,088	(263,005,185)
Net Assets
Beginning of period	7,226,574,084	7,489,579,269
End of period	$8,797,590,172	$7,226,574,084
Consolidated Financial Highlights
Fidelity Advisor® Small Cap Growth Fund Class A

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$31.07	$30.63	$25.34	$23.12	$34.89
Income from Investment Operations
Net investment income (loss) A, B	(.26)	(.23)	(.19)	(.17)	(.17)
Net realized and unrealized gain (loss)	9.93	1.04	5.48	2.39	(5.58)
Total from investment operations	9.67	.81	5.29	2.22	(5.75)
Distributions
Distributions from net investment income	-	(.23)	-	-	-
Distributions from net realized gain	(2.23)	(.14)	-	-	(6.02)
Total distributions	(2.23)	(.37)	-	-	(6.02)
Net asset value, end of period	$38.51	$31.07	$30.63	$25.34	$23.12
Total Return C, D	32.78%	2.69%	20.88%	9.60%	(20.62)%
Ratios and Supplemental Data A, E, F
Ratio of expenses to average net assets before reductions	1.16%	1.17%	1.27%	1.32%	1.29%
Ratio of expenses to average net assets net of fee waivers, if any	1.16%	1.17%	1.26%	1.32%	1.29%
Ratio of expenses to average net assets net of all reductions, if any	1.16%	1.17%	1.26%	1.32%	1.29%
Ratio of net investment income (loss) to average net assets	(.76)%	(.75)%	(.71)%	(.71)%	(.61)%
Net assets, end of period	$452,121,343	$372,910,793	$388,894,256	$295,800,754	$287,904,678
Portfolio turnover rate G	97%	77% H	84% H	75% H	79% H

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.
CTotal returns do not include the effect of the sales charges.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Small Cap Growth Fund Class M

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$29.16	$28.78	$23.87	$21.83	$33.27
Income from Investment Operations
Net investment income (loss) A, B	(.32)	(.28)	(.24)	(.21)	(.22)
Net realized and unrealized gain (loss)	9.27	.97	5.15	2.25	(5.28)
Total from investment operations	8.95	.69	4.91	2.04	(5.50)
Distributions
Distributions from net investment income	-	(.17)	-	-	-
Distributions from net realized gain	(2.23)	(.14)	-	-	(5.94)
Total distributions	(2.23)	(.31)	-	-	(5.94)
Net asset value, end of period	$35.88	$29.16	$28.78	$23.87	$21.83
Total Return C, D	32.44%	2.44%	20.57%	9.34%	(20.85)%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	1.40%	1.42%	1.52%	1.58%	1.54%
Ratio of expenses to average net assets net of fee waivers, if any	1.40%	1.42%	1.51%	1.57%	1.54%
Ratio of expenses to average net assets net of all reductions, if any	1.40%	1.42%	1.51%	1.57%	1.54%
Ratio of net investment income (loss) to average net assets	(1.01)%	(1.00)%	(.97)%	(.97)%	(.86)%
Net assets, end of period	$105,152,355	$96,069,658	$96,687,784	$76,283,096	$70,182,020
Portfolio turnover rate G	97%	77% H	84% H	75% H	79% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not include the effect of the sales charges.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Small Cap Growth Fund Class C

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$24.92	$24.67	$20.56	$18.90	$29.58
Income from Investment Operations
Net investment income (loss) A, B	(.41)	(.37)	(.31)	(.28)	(.31)
Net realized and unrealized gain (loss)	7.84	.84	4.42	1.94	(4.54)
Total from investment operations	7.43	.47	4.11	1.66	(4.85)
Distributions
Distributions from net investment income	-	(.08)	-	-	-
Distributions from net realized gain	(2.23)	(.14)	-	-	(5.83)
Total distributions	(2.23)	(.22)	-	-	(5.83)
Net asset value, end of period	$30.12	$24.92	$24.67	$20.56	$18.90
Total Return C, D	31.82%	1.91%	19.99%	8.78%	(21.24)%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	1.90%	1.92%	2.03%	2.08%	2.05%
Ratio of expenses to average net assets net of fee waivers, if any	1.90%	1.92%	2.02%	2.08%	2.05%
Ratio of expenses to average net assets net of all reductions, if any	1.90%	1.92%	2.02%	2.08%	2.05%
Ratio of net investment income (loss) to average net assets	(1.51)%	(1.50)%	(1.47)%	(1.48)%	(1.37)%
Net assets, end of period	$34,845,186	$37,545,265	$52,766,714	$51,890,674	$59,767,853
Portfolio turnover rate G	97%	77% H	84% H	75% H	79% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not include the effect of the contingent deferred sales charge.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Small Cap Growth Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$33.57	$33.06	$27.27	$24.81	$37.02
Income from Investment Operations
Net investment income (loss) A, B	(.17)	(.15)	(.12)	(.11)	(.10)
Net realized and unrealized gain (loss)	10.79	1.12	5.91	2.57	(6.00)
Total from investment operations	10.62	.97	5.79	2.46	(6.10)
Distributions
Distributions from net investment income	-	(.32)	-	-	-
Distributions from net realized gain	(2.23)	(.14)	-	-	(6.11)
Total distributions	(2.23)	(.46)	-	-	(6.11)
Net asset value, end of period	$41.96	$33.57	$33.06	$27.27	$24.81
Total Return C	33.19%	2.97%	21.23%	9.92%	(20.42)%
Ratios and Supplemental Data B, D, E
Ratio of expenses to average net assets before reductions	.86%	.88%	.99%	1.05%	1.02%
Ratio of expenses to average net assets net of fee waivers, if any	.86%	.88%	.98%	1.05%	1.01%
Ratio of expenses to average net assets net of all reductions, if any	.86%	.88%	.98%	1.05%	1.01%
Ratio of net investment income (loss) to average net assets	(.46)%	(.46)%	(.43)%	(.44)%	(.33)%
Net assets, end of period	$3,392,477,303	$2,910,591,387	$3,194,599,272	$2,766,170,508	$2,747,001,879
Portfolio turnover rate F	97%	77% G	84% G	75% G	79% G

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
GPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Small Cap Growth Fund Class I

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$33.66	$33.16	$27.36	$24.90	$37.13
Income from Investment Operations
Net investment income (loss) A, B	(.19)	(.16)	(.13)	(.11)	(.10)
Net realized and unrealized gain (loss)	10.82	1.12	5.93	2.57	(6.03)
Total from investment operations	10.63	.96	5.80	2.46	(6.13)
Distributions
Distributions from net investment income	-	(.32)	-	-	-
Distributions from net realized gain	(2.23)	(.14)	-	-	(6.10)
Total distributions	(2.23)	(.46)	-	-	(6.10)
Net asset value, end of period	$42.06	$33.66	$33.16	$27.36	$24.90
Total Return C	33.13%	2.92%	21.20%	9.88%	(20.42)%
Ratios and Supplemental Data A, D, E
Ratio of expenses to average net assets before reductions	.90%	.92%	1.01%	1.07%	1.04%
Ratio of expenses to average net assets net of fee waivers, if any	.90%	.92%	1.01%	1.06%	1.03%
Ratio of expenses to average net assets net of all reductions, if any	.90%	.92%	1.01%	1.06%	1.03%
Ratio of net investment income (loss) to average net assets	(.51)%	(.50)%	(.46)%	(.46)%	(.35)%
Net assets, end of period	$1,192,929,670	$1,142,931,764	$1,228,750,765	$660,166,321	$606,422,071
Portfolio turnover rate F	97%	77% G	84% G	75% G	79% G

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
GPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Small Cap Growth Fund Class Z

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$33.95	$33.45	$27.56	$25.04	$37.32
Income from Investment Operations
Net investment income (loss) A, B	(.15)	(.13)	(.09)	(.08)	(.06)
Net realized and unrealized gain (loss)	10.92	1.13	5.98	2.60	(6.06)
Total from investment operations	10.77	1.00	5.89	2.52	(6.12)
Distributions
Distributions from net investment income	-	(.37)	-	-	-
Distributions from net realized gain	(2.23)	(.14)	-	-	(6.16)
Total distributions	(2.23)	(.50) C	-	-	(6.16)
Net asset value, end of period	$42.49	$33.95	$33.45	$27.56	$25.04
Total Return D	33.26%	3.05%	21.37%	10.06%	(20.33)%
Ratios and Supplemental Data A, E, F
Ratio of expenses to average net assets before reductions	.79%	.80%	.88%	.93%	.90%
Ratio of expenses to average net assets net of fee waivers, if any	.79%	.80%	.88%	.92%	.90%
Ratio of expenses to average net assets net of all reductions, if any	.79%	.80%	.88%	.92%	.90%
Ratio of net investment income (loss) to average net assets	(.40)%	(.38)%	(.33)%	(.32)%	(.22)%
Net assets, end of period	$3,620,064,315	$2,666,525,217	$2,527,880,478	$1,637,933,331	$1,465,311,894
Portfolio turnover rate G	97%	77% H	84% H	75% H	79% H

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Consolidated Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers the classes of shares listed below.

Fidelity® Small Cap Growth Fund	Class A, Class M, Class C, Fidelity® Small Cap Growth Fund, Class I, and Class Z
Each class has equal rights as to assets and voting privileges, and exclusive voting rights with respect to matters that affect that class. Class A, Class M, Class C, Class I and Class Z, as applicable, are Fidelity Advisor classes.

Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's consolidated financial statements and consolidated financial highlights. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Convertible Corporate Bonds and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities  may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For any foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities  are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Common Stocks	$105,901,301	Discounted cash flow	Discount rate	4.6% - 9.4% / 6.6%	Decrease
			Term	0.1 - 12.0 / 5.0	Increase
			Probability rate	5.0% - 90.0% / 40.2%	Increase
		Market approach	Transaction price	$1.77	Increase
		Recovery value	Recovery value	$0.00	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	3.1 - 5.7 / 3.3	Increase
			Enterprise value/Net income multiple (EV/NI)	13.3	Increase
		Black scholes	Discount rate	4.4%	Increase
			Term	3.0	Increase
			Volatility	110.0%	Increase
Convertible Preferred Stocks	$94,284,450	Market approach	Transaction price	$0.80 - $6.52 / $2.97	Increase
			Discount rate	20.0% - 90.0% / 37.4%	Decrease
			Conversion ratio	11.9	Increase
			Discount for lack of marketability (DLOM)	11.6%	Decrease
		Market comparable	Enterprise value/Revenue multiple (EV/R)	0.8 - 36.4 / 14.6	Increase
			Enterprise value/Gross profit multiple (EV/GP)	12.0	Increase
		Black scholes	Discount rate	0.0% - 4.4% / 4.3%	Increase
			Term	0.4 - 3.0 / 2.9	Increase
			Volatility	60.0% - 110.0% / 81.7%	Increase
Convertible Corporate Bonds	$2,496,158	Market approach	Transaction price	$1.51 - $100.00 / $43.43	Increase
		Black scholes	Discount rate	4.4%	Increase
			Term	3.0	Increase
			Volatility	110.0%	Increase
Preferred Securities	$249,780	Market approach	Transaction price	$100.00	Increase
			Discount rate	24.3%	Decrease
			Probability rate	0.0% - 60.0% / 25.0%	Increase
		Black scholes	Discount rate	4.4%	Increase
			Term	2.4	Increase
			Volatility	90.0%	Increase

* Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end, as well as a roll forward of Level 3 instruments, is included at the end of each Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividend receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable.  Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the Consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: foreign currency transactions, losses deferred due to excise tax regulations, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® Small Cap Growth Fund	7,317,005,979	2,397,737,683	(464,893,997)	1,932,843,686

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® Small Cap Growth Fund	12,459,472	1,476,921,012	1,932,843,871

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Small Cap Growth Fund	-	476,367,571	476,367,571

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Small Cap Growth Fund	75,096,171	32,096,409	107,192,580

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Special Purpose Acquisition Companies and Private Investment in Public Equity. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via reorganization, business combination, acquisition or other similar transactions within a designated time frame.

Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, there were commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Consolidated Statement of Assets and Liabilities as unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Consolidated Statement of Operations, as applicable. The total amount of commitments outstanding at the current period end is presented in the table below.

	Investment to be Acquired	Shares	Commitment Amount ($)
Fidelity ® Small Cap Growth Fund	Avere Therapeutics, Inc.	788,700	7,736,358
Fidelity ® Small Cap Growth Fund	Avenzo Therapeutics, Inc.	10,075,773	13,199,263
Fidelity ® Small Cap Growth Fund	Korsana Biosciences, Inc.	354,300	833,810
Fidelity ® Small Cap Growth Fund	Mentari Therapeutics, Inc.	2,009,537	5,503,095

Consolidated Subsidiary.
Certain investments are held through a wholly-owned subsidiary (Subsidiary), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	Amount ($)	% of Total Assets
Fidelity ® Small Cap Growth Fund	18,793,508.21

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as deferred taxes in the Consolidated Statement of Assets and Liabilities and included in change in net unrealized appreciation (depreciation) on investment securities in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as restricted cash in the Consolidated Statement of Assets and Liabilities, if applicable.

  3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® Small Cap Growth Fund	7,716,998,922	8,490,993,669

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Unaffiliated shareholders that redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Net realized gain or loss on Affiliated Issuers ($)	Net realized gain or loss on Unaffiliated Issuers ($)	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity® Small Cap Growth Fund	1,186,205	16,684	11,603,165	11,619,849	38,462,188

  4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class subject to a performance adjustment. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month.

The management fee is determined by calculating a basic fee and then applying a performance adjustment.

When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity® Small Cap Growth Fund
Class A	0.85%
Class M	0.85%
Class C	0.86%
Fidelity® Small Cap Growth Fund	0.83%
Class I	0.84%
Class Z	0.70%

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity® Small Cap Growth Fund
Class A	0.78
Class M	0.78
Class C	0.78
Fidelity® Small Cap Growth Fund	0.74
Class I	0.78
Class Z	0.67

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity® Small Cap Growth Fund	Russell 2000® Growth Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Fidelity® Small Cap Growth Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered.

The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was 0.12%.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, separate Distribution and Service Plans for each class of shares have been adopted by the Fund. Certain classes pay FIdelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and or Service Fees, each of which is based on an annual percentage of each class's average net assets. In addition, FDC may pay financial intermediaries for selling shares and providing shareholder support services. For the period, the distribution and service fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee %	Service Fee %	Total Fees ($)	Retained by FDC ($)
Fidelity® Small Cap Growth Fund
Class A	-	.25	1,032,816	14,010
Class M	.25	.25	497,509	2,590
Class C	.75	.25	351,709	16,441
			1,882,034	33,041

Sales Load. FDC may receive a front-end sales charge of up to a certain percentage for selling shares of certain classes, some of which is paid to financial intermediaries for selling shares. Depending on the holding period, FDC may receive a contingent deferred sales charge levied on redemptions from certain classes. For the period, front-end sales charge rates, deferred sales charge rates and sales charge amounts retained by FDC were as follows:

	Front-End Sales Charge (%)	Deferred Sales Charge (%)	Retained by FDC ($)
Fidelity® Small Cap Growth Fund
Class A A	5.75	1.00	22,337
Class M A	3.50	.25	1,752
Class C B	-	1.00	242
			24,331

A  Class A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to the sales charge indicated.
B  When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® Small Cap Growth Fund	212,454

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds.

At period end, there were no interfund loans outstanding.

Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate (%)	Interest expense ($)
Fidelity® Small Cap Growth Fund	Borrower	13,715,841	4.02	125,696

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® Small Cap Growth Fund	357,306,533	526,254,670	161,584,402

  5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are presented in the Consolidated Statement of Operations.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  6. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Consolidated Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Consolidated Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® Small Cap Growth Fund	194,505	36,511	2,969,194

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Consolidated Schedule of Investments or Consolidated Statement of Assets and Liabilities.

Amount ($)
Fidelity® Small Cap Growth Fund	330,649,418

  7. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Consolidated Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance ($)	Weighted Average Interest Rate(%)	Interest expense ($)
Fidelity® Small Cap Growth Fund	5,143,000	4.14	591

  8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025

Fidelity® Small Cap Growth Fund
Class A	26,652,008	4,738,908
Class M	7,104,339	1,065,925
Class C	3,118,866	461,614
Fidelity® Small Cap Growth Fund	188,258,697	44,545,355
Class I	74,653,229	17,551,414
Class Z	176,580,432	38,829,364
Total	476,367,571	107,192,580

  9. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® Small Cap Growth Fund
Class A
Shares sold	1,071,847	1,981,455	36,859,304	60,787,958
Reinvestment of distributions	804,209	151,411	25,587,125	4,562,868
Shares redeemed	(2,139,312)	(2,824,595)	(72,854,570)	(84,448,483)
Net increase (decrease)	(263,256)	(691,729)	(10,408,141)	(19,097,657)
Class M
Shares sold	148,212	460,569	4,758,106	13,300,682
Reinvestment of distributions	236,923	36,975	7,040,539	1,046,009
Shares redeemed	(749,601)	(561,684)	(23,462,773)	(15,696,523)
Net increase (decrease)	(364,466)	(64,140)	(11,664,128)	(1,349,832)
Class C
Shares sold	48,408	154,315	1,290,729	3,787,790
Reinvestment of distributions	120,733	18,622	3,031,643	452,132
Shares redeemed	(518,791)	(804,988)	(13,635,590)	(19,772,475)
Net increase (decrease)	(349,650)	(632,051)	(9,313,218)	(15,532,553)
Fidelity® Small Cap Growth Fund
Shares sold	6,961,449	15,673,635	260,976,767	515,613,694
Reinvestment of distributions	5,008,146	1,257,710	172,956,865	41,060,357
Shares redeemed	(17,819,803)	(26,858,637)	(652,419,612)	(870,243,915)
Net increase (decrease)	(5,850,208)	(9,927,292)	(218,485,980)	(313,569,864)
Class I
Shares sold	3,557,783	10,484,692	132,037,338	342,358,177
Reinvestment of distributions	1,372,717	379,133	47,517,846	12,386,974
Shares redeemed	(10,523,446)	(13,965,343)	(391,602,091)	(461,678,822)
Net increase (decrease)	(5,592,946)	(3,101,518)	(212,046,907)	(106,933,671)
Class Z
Shares sold	6,064,779	8,421,458	229,622,929	281,900,094
Reinvestment of distributions	4,871,471	1,124,780	170,338,064	37,160,203
Shares redeemed	(4,290,560)	(6,575,335)	(160,221,355)	(216,423,505)
Net increase (decrease)	6,645,690	2,970,903	239,739,638	102,636,792

  10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity U.S. Total Stock Fund
Fidelity ® Small Cap Growth Fund	24%
Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity ® Small Cap Growth Fund	33
  11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Growth Fund

Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Fidelity Small Cap Growth Fund and its subsidiary (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2026, the related consolidated statement of operations for the year ended July 31, 2026, the consolidated statement of changes in net assets for each of the two years in the period ended July 31, 2026, including the related notes, and the consolidated financial highlights for each of the five years in the period ended July 31, 2026 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2026 and the financial highlights for each of the five years in the period ended July 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of July 31, 2026 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 15, 2026

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2026, $1,643,005,178, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the consolidated financial statements for each Fund as part of Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Small Cap Growth Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2026 meeting, the Board of Trustees voted to continue the fund's Advisory Contracts, without modification, for two months from June 1, 2026 through July 31, 2026. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2026, with the understanding that the Board would consider the annual renewal for a full one year period in July 2026.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class generally determined by selecting the largest non-12b-1 class by asset total in a given fund category; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and its applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account and market information over the Internet, via Fidelity's mobile app and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the representative class (the retail class), the Board considered the effective management fee rate for the retail class, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity using portfolio attributes from Morningstar and combining similar Morningstar Categories that have comparable investment mandates and Morningstar distribution attributes. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or waivers and without taking into account the fund's performance adjustment) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are generally similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons of the retail class of the fund relative to the asset-sized peer group. The total peer group and asset-sized peer group total expense comparisons include fund-paid 12b-1 fees, reimbursements, waivers, and acquired fund fees and expenses, and exclude performance adjustments.
The information provided to the Board indicated that the management fee rate of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity other than the fund, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar investment mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the management fee of each class of the fund, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) and their shareholders have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also considered that shareholders benefit from pricing funds at scale from inception. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.803695.121
SCP-ANN-0926
Fidelity® Series Small Cap Opportunities Fund

Annual Report
July 31, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Small Cap Opportunities Fund
Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 99.0%
	Shares	Value ($)
CANADA - 3.2%
Energy - 0.9%
Energy Equipment & Services - 0.5%
CES Energy Solutions Corp	1,869,914	21,795,767
Oil, Gas & Consumable Fuels - 0.4%
Teekay Tankers Ltd Class A	231,800	18,397,966
TOTAL ENERGY		40,193,733
Financials - 0.6%
Capital Markets - 0.6%
TMX Group Ltd	742,800	27,150,602
Health Care - 0.4%
Biotechnology - 0.4%
Xenon Pharmaceuticals Inc (b)	324,471	20,334,598
Industrials - 0.1%
Electrical Equipment - 0.1%
Electrovaya Inc (United States) (a)(b)	790,200	6,495,444
Materials - 0.1%
Metals & Mining - 0.1%
Major Drilling Group International Inc (b)	559,700	5,557,673
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Colliers International Group Inc Subordinate Voting Shares	173,665	17,075,995
Utilities - 0.7%
Gas Utilities - 0.7%
Brookfield Infrastructure Corp (United States) (a)	751,821	31,802,028
TOTAL CANADA		148,610,073
CHILE - 0.4%
Materials - 0.4%
Metals & Mining - 0.4%
Lundin Mining Corp	719,603	17,817,470
DENMARK - 0.3%
Health Care - 0.3%
Biotechnology - 0.3%
Ascendis Pharma A/S (b)	60,258	14,697,529
GRAND CAYMAN (UK OVERSEAS TER) - 0.2%
Financials - 0.2%
Insurance - 0.2%
Accelerant Holdings Class A (b)	709,798	8,432,399
GUATEMALA - 0.4%
Communication Services - 0.4%
Wireless Telecommunication Services - 0.4%
Millicom International Cellular SA (a)	168,449	16,083,511
ISRAEL - 0.3%
Information Technology - 0.3%
Software - 0.3%
Cellebrite DI Ltd (b)	807,240	11,906,790
JAPAN - 0.3%
Information Technology - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
Allegro MicroSystems Inc (b)	312,011	12,948,457
NETHERLANDS - 0.6%
Health Care - 0.6%
Biotechnology - 0.6%
Argenx SE ADR (b)	22,762	19,434,651
Newamsterdam Pharma Co NV (b)	270,700	7,522,753

TOTAL NETHERLANDS		26,957,404
PUERTO RICO - 1.3%
Financials - 1.3%
Banks - 1.3%
First BanCorp/Puerto Rico	2,077,261	60,095,161
SWITZERLAND - 0.6%
Consumer Discretionary - 0.6%
Automobile Components - 0.6%
Garrett Motion Inc	950,948	29,622,030
TAIWAN - 0.5%
Information Technology - 0.5%
Semiconductors & Semiconductor Equipment - 0.5%
Silicon Motion Technology Corp ADR	88,200	22,367,520
THAILAND - 0.8%
Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
BKV Corp (b)	594,500	14,541,470
Information Technology - 0.5%
Electronic Equipment, Instruments & Components - 0.5%
Fabrinet (b)	55,740	24,269,753
TOTAL THAILAND		38,811,223
UNITED KINGDOM - 0.9%
Communication Services - 0.2%
Media - 0.2%
4imprint Group PLC	152,100	8,441,602
Consumer Discretionary - 0.5%
Leisure Products - 0.5%
Games Workshop Group PLC	80,989	20,870,040
Energy - 0.2%
Energy Equipment & Services - 0.2%
TechnipFMC PLC	155,443	11,139,045
TOTAL UNITED KINGDOM		40,450,687
UNITED STATES - 89.2%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Anterix Inc (a)(b)	12,317	1,145,727
Csquare Inc	383,500	7,654,660
TOTAL COMMUNICATION SERVICES		8,800,387
Consumer Discretionary - 10.4%
Automobile Components - 1.5%
Dorman Products Inc (b)	155,400	20,693,064
Patrick Industries Inc	295,606	24,402,275
Phinia Inc	290,861	21,404,461
		66,499,800
Distributors - 0.3%
GigaCloud Technology Inc Class A (a)(b)	289,700	12,671,477
Diversified Consumer Services - 1.1%
Laureate Education Inc (b)	1,269,865	48,648,528
Hotels, Restaurants & Leisure - 0.7%
Brinker International Inc (b)	80,618	17,228,067
Lindblad Expeditions Holdings Inc (b)	276,321	8,173,575
Pursuit Attractions and Hospitality Inc (b)	168,200	8,499,146
		33,900,788
Household Durables - 2.7%
Champion Homes Inc (b)	142,151	11,316,641
Green Brick Partners Inc (b)	465,601	32,931,959
Installed Building Products Inc (a)	146,878	32,744,981
Lovesac Co/The (a)(b)	222,550	3,580,830
SharkNinja Inc (a)(b)	276,673	44,757,391
		125,331,802
Leisure Products - 0.3%
Acushnet Holdings Corp (a)	135,363	13,708,211
Specialty Retail - 2.4%
Academy Sports & Outdoors Inc	793,090	37,632,121
Boot Barn Holdings Inc (b)	200,642	29,893,652
Group 1 Automotive Inc	35,600	10,209,012
Murphy USA Inc	42,010	25,531,998
Warby Parker Inc Class A (a)(b)	317,300	8,468,736
		111,735,519
Textiles, Apparel & Luxury Goods - 1.4%
Crocs Inc (b)	150,943	19,322,213
Kontoor Brands Inc	377,710	31,629,436
Steven Madden Ltd	322,559	14,863,519
		65,815,168
TOTAL CONSUMER DISCRETIONARY		478,311,293
Consumer Staples - 1.4%
Beverages - 0.4%
Vita Coco Co Inc/The (b)	247,312	16,307,753
Consumer Staples Distribution & Retail - 0.5%
Performance Food Group Co (b)	102,403	11,713,879
Sprouts Farmers Market Inc (b)	149,300	13,012,989
		24,726,868
Food Products - 0.5%
Darling Ingredients Inc (b)	227,873	13,818,219
Post Holdings Inc (a)(b)	113,406	10,366,442
		24,184,661
TOTAL CONSUMER STAPLES		65,219,282
Energy - 5.1%
Energy Equipment & Services - 2.7%
Cactus Inc Class A	203,773	13,247,282
National Energy Services Reunited Corp (b)	819,257	22,087,169
Noble Corp PLC	459,800	19,495,520
Select Water Solutions Inc Class A	1,279,767	23,701,285
Weatherford International PLC	492,401	43,227,884
		121,759,140
Oil, Gas & Consumable Fuels - 2.4%
Chord Energy Corp	214,725	30,143,096
Core Natural Resources Inc	127,559	10,184,311
Northern Oil & Gas Inc (a)	433,560	9,169,793
PBF Energy Inc Class A	839,493	60,678,554
		110,175,754
TOTAL ENERGY		231,934,894
Financials - 16.7%
Banks - 7.9%
Axos Financial Inc (b)	233,883	23,718,075
Central BanCo Inc	334,100	10,958,480
Columbia Financial Inc (a)	1,172,763	12,677,568
Community Financial System Inc	439,908	28,510,437
Connectone Bancorp Inc	336,783	11,093,632
CVB Financial Corp	864,900	19,347,813
East West Bancorp Inc	153,736	20,139,416
First Bancorp/Southern Pines NC	275,100	17,295,537
First Hawaiian Inc (a)	658,100	18,288,599
First Horizon Corp	482,921	12,382,094
Glacier Bancorp Inc	205,289	10,118,695
Nbt Bancorp Inc	340,736	17,939,750
Pathward Financial Inc	500,800	44,190,593
Pinnacle Financial Partners Inc	228,087	24,001,595
SOUTHSTATE BANK CORP	427,093	44,883,204
TriCo Bancshares	568,768	32,726,911
Western Alliance Bancorp	184,761	14,871,413
		363,143,812
Capital Markets - 2.2%
Houlihan Lokey Inc Class A	54,683	6,862,169
Lazard Inc	515,844	21,861,469
PJT Partners Inc Class A (a)	121,592	20,465,150
Stifel Financial Corp	469,053	38,889,184
WisdomTree Inc	545,800	10,572,146
		98,650,118
Consumer Finance - 1.8%
FirstCash Holdings Inc (a)	290,990	59,364,870
SLM Corp	902,722	23,466,258
		82,831,128
Financial Services - 1.8%
Essent Group Ltd	612,978	40,432,029
PennyMac Financial Services Inc	195,489	14,741,825
WEX Inc (b)	137,300	25,669,608
		80,843,462
Insurance - 3.0%
First American Financial Corp	184,378	13,826,506
Genworth Financial Inc Class A (b)	3,688,845	36,261,346
Globe Life Inc	54,800	9,987,300
Oscar Health Inc Class A (b)	244,100	7,620,802
Primerica Inc	166,941	53,414,443
Selective Insurance Group Inc	184,272	17,467,143
		138,577,540
TOTAL FINANCIALS		764,046,060
Health Care - 18.3%
Biotechnology - 9.2%
Annexon Inc (b)	1,134,900	5,782,316
Avalo Therapeutics Inc (a)(b)	665,100	12,138,075
Caris Life Sciences Inc (b)	172,843	2,708,450
Celldex Therapeutics Inc (b)	21,200	806,871
Climb Bio Inc (a)(b)	876,300	10,427,970
Cogent Biosciences Inc (b)	800,854	31,177,246
Damora Therapeutics Inc (b)	308,400	8,940,516
Dianthus Therapeutics Inc (b)	289,006	30,900,522
Disc Medicine Inc (b)	121,735	9,373,595
Hemab Therapeutics Holdings Inc (a)	256,854	12,213,408
Insmed Inc (b)	120,430	11,874,398
Jade Biosciences Inc (b)	589,200	11,636,700
Kiniksa Pharmaceuticals International Plc Class A (b)	188,200	13,990,788
Kymera Therapeutics Inc (b)	221,000	22,851,400
MapLight Therapeutics Inc (a)	239,416	3,117,196
Olema Pharmaceuticals Inc (b)	510,414	5,844,240
Oruka Therapeutics Inc (b)	301,472	29,095,063
Praxis Precision Medicines Inc (b)	64,100	19,731,903
Relay Therapeutics Inc (b)	922,400	17,368,792
Spyre Therapeutics Inc (b)	293,347	28,844,811
Stoke Therapeutics Inc (b)	217,200	6,268,392
Twist Bioscience Corp (a)(b)	210,500	19,271,275
Tyra Biosciences Inc (b)	274,400	8,747,872
Upstream Bio Inc (b)	963,800	6,081,578
Vaxcyte Inc (b)	495,598	26,801,940
Veracyte Inc (b)	364,500	16,883,640
Viking Therapeutics Inc (b)	303,301	9,626,774
Viridian Therapeutics Inc (b)	791,842	14,981,651
Vor BioPharma Inc (b)	402,327	8,509,216
Zenas Biopharma Inc (b)	391,332	12,303,478
		418,300,076
Health Care Equipment & Supplies - 2.3%
Artivion Inc (b)	81,923	2,197,994
Axogen Inc (b)	288,700	12,186,027
Ceribell Inc (b)	737,300	13,042,837
Glaukos Corp (b)	111,100	18,522,592
Kestra Medical Technologies Ltd (b)	392,403	8,958,560
Lantheus Holdings Inc (b)	168,200	16,759,448
LivaNova PLC (b)	310,100	24,851,415
TransMedics Group Inc (b)	126,200	9,655,562
		106,174,435
Health Care Providers & Services - 3.2%
BrightSpring Health Services Inc (b)	574,600	34,309,366
Brookdale Senior Living Inc (b)	1,625,587	23,733,570
Ensign Group Inc/The	136,057	24,239,915
Guardant Health Inc (b)	112,600	18,240,074
Guardian Pharmacy Services Inc Class A (b)	295,444	11,678,901
HealthEquity Inc (a)(b)	82,900	8,340,569
Hims & Hers Health Inc Class A (a)(b)	335,200	9,308,504
LifeStance Health Group Inc (b)	365,300	3,828,344
Privia Health Group Inc (b)	397,534	9,409,630
		143,088,873
Health Care Technology - 0.3%
Waystar Holding Corp (b)	675,976	14,269,853
Life Sciences Tools & Services - 0.5%
10X Genomics Inc Class A (b)	446,600	21,110,782
Charles River Laboratories International Inc (b)	16,700	3,882,917
		24,993,699
Pharmaceuticals - 2.8%
Alumis Inc (b)	605,500	17,105,375
Amylyx Pharmaceuticals Inc (b)	1,006,427	20,440,532
Definium Therapeutics Inc (b)	290,000	12,620,800
Elanco Animal Health Inc (b)	677,300	17,860,401
Enliven Therapeutics Inc (b)	284,087	15,570,809
Enliven Therapeutics Inc (b)(c)	224,300	12,293,883
MBX Biosciences Inc (b)	349,200	23,022,756
Structure Therapeutics Inc ADR (b)	237,705	11,419,348
		130,333,904
TOTAL HEALTH CARE		837,160,840
Industrials - 17.6%
Aerospace & Defense - 0.4%
Ducommun Inc (b)	55,183	9,878,861
Hawkeye 360 Inc	405,449	8,595,518
		18,474,379
Air Freight & Logistics - 0.5%
GXO Logistics Inc (b)	462,718	23,209,935
Building Products - 2.6%
AZZ Inc	136,600	19,768,752
Louisiana-Pacific Corp	485,888	35,192,868
Resideo Technologies Inc (b)	386,700	13,263,810
Simpson Manufacturing Co Inc	210,017	39,428,592
Tecnoglass Holdings Inc	241,122	10,474,339
		118,128,361
Commercial Services & Supplies - 1.3%
Brink's Co/The	343,602	40,699,657
HNI Corp	181,170	8,154,462
Vestis Corp (b)	720,563	10,419,341
		59,273,460
Construction & Engineering - 4.2%
Cardinal Infrastructure Group Inc Class A (a)	424,635	26,280,660
Construction Partners Inc Class A (b)	296,961	30,690,919
Granite Construction Inc	239,524	28,975,218
IES Holdings Inc (b)	107,529	80,059,643
Primoris Services Corp	175,204	14,788,970
Sterling Infrastructure Inc (b)	5,955	3,553,765
WillScot Holdings Corp	253,094	6,145,122
		190,494,297
Electrical Equipment - 0.3%
Nextpower Inc Class A (a)(b)	152,427	13,698,614
Machinery - 3.9%
Atmus Filtration Technologies Inc	409,594	21,147,338
Blue Bird Corp (b)	251,519	18,710,498
CECO Environmental Corp (b)	404,144	26,629,048
Federal Signal Corp	148,222	18,520,339
Kadant Inc (a)	35,937	11,050,628
SPX Technologies Inc (b)	113,546	24,936,973
Terex Corp	906,868	56,987,585
		177,982,409
Passenger Airlines - 0.7%
SkyWest Inc (b)	316,259	33,830,225
Professional Services - 1.3%
Amentum Holdings Inc (b)	459,245	10,195,239
CRA International Inc	86,776	15,535,507
ExlService Holdings Inc (b)	337,749	11,459,824
First Advantage Corp (a)(b)	639,697	12,691,588
KBR Inc	321,437	11,767,809
		61,649,967
Trading Companies & Distributors - 2.4%
Herc Holdings Inc	298,159	44,765,592
Rush Enterprises Inc Class A	559,305	44,626,946
Xometry Inc Class A (a)(b)	213,800	18,326,936
		107,719,474
TOTAL INDUSTRIALS		804,461,121
Information Technology - 9.7%
Electronic Equipment, Instruments & Components - 4.8%
Advanced Energy Industries Inc	79,738	23,085,746
Bel Fuse Inc Class B	68,346	18,588,062
Belden Inc	302,969	37,583,304
ePlus Inc	151,390	13,989,950
OSI Systems Inc (b)	81,069	17,947,866
Sanmina Corp (b)	341,323	63,335,896
TD SYNNEX Corp	136,568	34,920,438
TTM Technologies Inc (b)	47,700	5,506,487
		214,957,749
IT Services - 0.1%
Boost Run Inc Class A	259,309	5,196,552
Semiconductors & Semiconductor Equipment - 2.7%
Axcelis Technologies Inc (b)	234,393	30,560,160
Diodes Inc (b)	99,345	8,178,080
MACOM Technology Solutions Holdings Inc (b)	69,928	17,582,696
MKS Inc	68,869	20,485,084
Onto Innovation Inc (b)	30,490	7,884,104
Penguin Solutions Inc (b)	138,553	7,292,044
Veeco Instruments Inc (a)(b)	638,982	31,949,101
		123,931,269
Software - 2.1%
Agilysys Inc (b)	98,100	10,316,196
Braze Inc Class A (b)	466,723	11,630,737
Intapp Inc (b)	260,481	8,515,124
InterDigital Inc (a)	92,421	28,172,232
Manhattan Associates Inc (b)	60,300	11,539,008
Riot Platforms Inc (b)	1,027,600	20,726,692
Varonis Systems Inc (b)	180,777	7,222,041
		98,122,030
TOTAL INFORMATION TECHNOLOGY		442,207,600
Materials - 4.3%
Chemicals - 2.1%
Ecovyst Inc (b)	1,137,147	13,713,993
Element Solutions Inc	626,393	23,007,415
Minerals Technologies Inc	393,436	29,995,561
Perimeter Solutions Inc (b)	435,300	13,324,533
Scotts Miracle-Gro Co/The	177,300	11,645,063
		91,686,565
Construction Materials - 1.0%
Eagle Materials Inc	186,768	38,276,234
Suncrete Inc Class A	556,328	9,396,380
		47,672,614
Metals & Mining - 1.2%
Century Aluminum Co (b)	189,200	8,470,484
Commercial Metals Co	577,785	39,705,385
Constellium SE (b)	265,211	7,367,562
		55,543,431
TOTAL MATERIALS		194,902,610
Real Estate - 4.3%
Diversified REITs - 0.6%
Essential Properties Realty Trust Inc	915,844	28,656,759
Health Care REITs - 1.6%
American Healthcare REIT Inc (a)	733,487	40,781,877
CareTrust REIT Inc	819,401	34,365,678
		75,147,555
Industrial REITs - 0.8%
Americold Realty Trust Inc	1,683,000	23,713,470
Terreno Realty Corp	150,085	10,753,590
		34,467,060
Real Estate Management & Development - 0.6%
Jones Lang LaSalle Inc (b)	77,318	27,450,210
Retail REITs - 0.3%
Acadia Realty Trust	580,290	13,039,116
Specialized REITs - 0.4%
Outfront Media Inc	575,693	18,347,336
TOTAL REAL ESTATE		197,108,036
Utilities - 1.3%
Gas Utilities - 1.3%
Southwest Gas Holdings Inc	478,313	42,761,182
UGI Corp	614,934	22,211,416
TOTAL UTILITIES		64,972,598
TOTAL UNITED STATES		4,089,124,721
TOTAL COMMON STOCKS (Cost $2,987,001,001)		4,537,924,975

Money Market Funds - 5.5%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (d)	3.69	67,095,515	67,108,934
Fidelity Securities Lending Cash Central Fund (d)(e)	3.72	182,631,685	182,649,948
TOTAL MONEY MARKET FUNDS (Cost $249,755,455)			249,758,882

TOTAL INVESTMENT IN SECURITIES - 104.5% (Cost $3,236,756,456)	4,787,683,857
NET OTHER ASSETS (LIABILITIES) - (4.5)%	(205,637,368)
NET ASSETS - 100.0%	4,582,046,489

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
LONG
CME E-Mini Russell 2000 Index Contracts (United States)	213	9/2026	31,289,700	(111,424)

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $12,293,883 or 0.3% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Enliven Therapeutics Inc	3/19/2024	3,140,200

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	75,539,148	1,735,939,174	1,744,366,566	2,663,407	(6,249)	3,427	67,108,934	67,095,515
Fidelity Securities Lending Cash Central Fund	112,851,025	1,535,005,085	1,465,206,874	294,441	712	-	182,649,948	182,631,685
	188,390,173	3,270,944,259	3,209,573,440	2,957,848	(5,537)	3,427	249,758,882

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	33,325,500	33,325,500	-	-
Consumer Discretionary	528,803,363	528,803,363	-	-
Consumer Staples	65,219,282	65,219,282	-	-
Energy	297,809,142	297,809,142	-	-
Financials	859,724,222	859,724,222	-	-
Health Care	899,150,371	899,150,371	-	-
Industrials	810,956,565	810,956,565	-	-
Information Technology	513,700,120	513,700,120	-	-
Materials	218,277,753	218,277,753	-	-
Real Estate	214,184,031	214,184,031	-	-
Utilities	96,774,626	96,774,626	-	-

Money Market Funds	249,758,882	249,758,882	-	-
Total Investments in Securities:	4,787,683,857	4,787,683,857	-	-
Derivative Instruments:

Liabilities
Futures Contracts	(111,424)	(111,424)	-	-
Total Liabilities	(111,424)	(111,424)	-	-
Total Derivative Instruments:	(111,424)	(111,424)	-	-

Net Unrealized Appreciation (Depreciation) on Unfunded Commitments	165,090	-	-	165,090
Financial Statements

Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$4,537,924,975
Investments in securities, at value - affiliated issuers	249,758,882
Segregated cash with brokers for derivative instruments	1,168,745
Foreign currency held at value	487
Receivable for investments sold	133,845,061
Unrealized appreciation on unfunded commitments	165,090
Receivable for fund shares sold	1,300,509
Dividends receivable	185,201
Distributions receivable from affiliated funds	282,016
Other receivables	43,340
Total assets	4,924,674,306
Liabilities
Payable for investments purchased	6,479,303
Payable for fund shares redeemed	153,467,232
Payable for variation margin on futures contracts	9,843
Other payables and accrued expenses	32,639
Collateral on securities loaned	182,638,800
Total liabilities	342,627,817
Commitments and contingent liabilities (see Significant Accounting Policies note)
Net Assets	$4,582,046,489
Net assets consist of:
Paid in capital	2,185,579,161
Total accumulated earnings (loss)	2,396,467,328
Net Assets	$4,582,046,489

Net Asset Value and Maximum Offering
Net Asset Value, offering price and redemption price per share ($4,582,046,489/233,076,540 shares)	$19.66

Other Information
Unaffiliated issuers, cost	2,987,001,001
Affiliated issuers, cost	249,755,455
Foreign currency holdings, cost	485
Securities loaned, market value	321,945,473
Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$44,169,081
Dividends - affiliated issuers	2,957,848
Security lending income - unaffiliated issuers	75,545
Total investment income	47,202,474
Expenses
Custodian fees and expenses	71,062
Independent trustees' fees and expenses	16,109
Total expenses	87,171
Net investment income (loss)	47,115,303
Net realized gain (loss)
Investments - unaffiliated issuers	1,041,133,871
Investments - affiliated issuers	(5,537)
Foreign currency transactions	(14,771)
Futures contracts	7,396,720
Net realized gain (loss)	1,048,510,283
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	423,392,355
Investments - affiliated issuers	3,427
Unfunded commitments	165,090
Assets and liabilities in foreign currencies	1,497
Futures contracts	(696,175)
Total change in net unrealized appreciation (depreciation)	422,866,194
Net gain (loss)	1,471,376,477
Net increase (decrease) in net assets resulting from operations	$1,518,491,780
Other Information
Income from securities lending - Affiliated Issuers	294,441

Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$47,115,303	$45,423,878
Net realized gain (loss)	1,048,510,283	614,401,017
Change in net unrealized appreciation (depreciation)	422,866,194	(644,613,350)
Net increase (decrease) in net assets resulting from operations	1,518,491,780	15,211,545
Distributions to shareholders
Distributions to shareholders	(201,927,299)	(465,019,571)
Total distributions	(201,927,299)	(465,019,571)
Net increase (decrease) in net assets resulting from share transactions	(1,100,067,478)	(920,020,534)
Total increase (decrease) in net assets	216,497,003	(1,369,828,560)
Net Assets
Beginning of period	4,365,549,486	5,735,378,046
End of period	$4,582,046,489	$4,365,549,486
Financial Highlights
Fidelity® Series Small Cap Opportunities Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$14.91	$16.24	$13.47	$12.57	$18.08
Income from Investment Operations
Net investment income (loss) A, B	.17	.15	.16	.14	.12
Net realized and unrealized gain (loss)	5.30	(.10)	2.75	1.36	(1.03)
Total from investment operations	5.47	.05	2.91	1.50	(.91)
Distributions
Distributions from net investment income	(.17)	(.32)	(.14)	(.14)	(.12)
Distributions from net realized gain	(.54)	(1.05)	-	(.47)	(4.48)
Total distributions	(.72) C	(1.38) C	(.14)	(.60) C	(4.60)
Net asset value, end of period	$19.66	$14.91	$16.24	$13.47	$12.57
Total Return D	37.69%	.39%	21.85%	12.51%	(7.62)%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	-% G	-% G	-% G	-% G	-% G
Ratio of expenses to average net assets net of fee waivers, if any	-% G	-% G	-% G	-% G	-% G
Ratio of expenses to average net assets net of all reductions, if any	-% G	-% G	-% G	-% G	-% G
Ratio of net investment income (loss) to average net assets	.99%	1.00%	1.14%	1.11%	.86%
Net assets, end of period	$4,582,046,489	$4,365,549,486	$5,735,378,046	$4,942,471,794	$5,039,957,397
Portfolio turnover rate H	48%	43% I	47%	34%	39%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount represents less than .005%.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® Series Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: certain corporate actions, foreign currency transactions, futures transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® Series Small Cap Opportunities Fund	3,268,182,055	1,644,626,114	(124,959,222)	1,519,666,892

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® Series Small Cap Opportunities Fund	26,560,979	850,259,403	1,519,646,944

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Series Small Cap Opportunities Fund	53,922,470	148,004,829	201,927,299

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Series Small Cap Opportunities Fund	105,702,669	359,316,902	465,019,571

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies and Private Investment in Public Equity. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via reorganization, business combination, acquisition or other similar transactions within a designated time frame.

Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, there were commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statement of Assets and Liabilities as unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable. The total amount of commitments outstanding at the current period end is presented in the table below.

	Investment to be Acquired	Shares	Commitment Amount ($)
Fidelity ® Series Small Cap Opportunities Fund	Korsana Biosciences, Inc.	218,200	513,512

  3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments.
The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund.

Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Derivative Instruments by Primary Risk Exposure. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the value of derivatives at period end, as well as the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Values of Derivative Assets ($)	Values of Derivative Liabilities ($)	Net Realized Gain (Loss) ($)	Change in Net Unrealized Appreciation (Depreciation) ($)
Fidelity® Series Small Cap Opportunities Fund
Equity Risk
Futures Contracts	-	(111,424)	7,396,720	(696,175)
Total Equity Risk	-	(111,424)	7,396,720	(696,175)

Totals	-	(111,424)	7,396,720	(696,175)

Value of Derivative Assets/Liabilities Legend
For futures contracts, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end variation margin is included in receivable or payable for variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).

Derivative Instruments Volume. The table below summarizes derivative instruments volume during the period. The average amount for forward foreign currency contracts represents contract value, and the average amount for all other derivative types represents notional amount, as applicable.

Average Amount ($)
Fidelity® Series Small Cap Opportunities Fund
Futures	18,758,072

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily. Subsequent payments from or to a fund are made as needed depending on the fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

  4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® Series Small Cap Opportunities Fund	2,203,734,889	3,414,338,499

  5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provides the Fund with investment management related services.

The Fund does not pay a management fee for these services.

Under the management contract, the investment adviser pays all other operating expenses, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® Series Small Cap Opportunities Fund	45,077

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® Series Small Cap Opportunities Fund	107,707,101	517,936,886	187,535,739

Prior Fiscal Year Affiliated Redemptions In-Kind. Affiliated shareholders that redeemed shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity® Series Small Cap Opportunities Fund	68,819,878	415,947,457	1,032,986,370

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity® Series Small Cap Opportunities Fund	1,804
  6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® Series Small Cap Opportunities Fund	39,143	7,792	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity® Series Small Cap Opportunities Fund	148,824,582

  8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025

Fidelity® Series Small Cap Opportunities Fund
Fidelity® Series Small Cap Opportunities Fund	201,927,299	465,019,571
Total	201,927,299	465,019,571

  9. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® Series Small Cap Opportunities Fund
Shares sold	14,551,106	122,717,649	275,621,361	1,820,657,966
Reinvestment of distributions	12,361,154	31,316,313	201,927,299	465,019,571
Shares redeemed	(86,604,713)	(214,472,846)	(1,577,616,138)	(3,205,698,071)
Net increase (decrease)	(59,692,453)	(60,438,884)	(1,100,067,478)	(920,020,534)

  10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

  11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Series Small Cap Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Small Cap Opportunities Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 14, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2026, $955,310,133, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $3,118,735 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 99% and 32% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 99.26% and 38.91% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.09% and 6.73% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Small Cap Opportunities Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2026 meeting, the Board of Trustees voted to continue the fund's Advisory Contracts, without modification, for two months from June 1, 2026 through July 31, 2026. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2026, with the understanding that the Board would consider the annual renewal for a full one year period in July 2026.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and its applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, particularly with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, and noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts. Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through November 30, 2028.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.839807.119
SMO-ANN-0926
Fidelity® Series Real Estate Income Fund

Annual Report
July 31, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Real Estate Income Fund
Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Asset-Backed Securities - 1.9%
	Principal Amount (a)	Value ($)
UNITED STATES - 1.9%
Home Partners of America Trust Series 2021-1 Class F, 3.325% 9/17/2041 (g)	403,574	361,960
Home Partners of America Trust Series 2021-2 Class G, 4.505% 12/17/2026 (g)	959,345	950,979
MetroNet Infrastructure Issuer LLC Series 2026-1A Class C, 7.1% 4/20/2056 (g)	990,000	977,603
Retained Vantage Data Centers Issuer LLC / Vantage Data Centers CDA Ltd Series 2024-1A Class B, 5.775% 9/15/2049 (g)	553,000	533,813
SG Commercial Mortgage Securities Trust Series 2019-PREZ Class F, 3.5930% 9/15/2039 (b)(e)(g)	2,000,000	1,441,577
Switch ABS Issuer LLC Series 2024-2A Class C, 10.033% 6/25/2054 (g)	750,000	761,714
VB-S1 Issuer LLC Series 2026-1A Class F, 6.843% 3/15/2056 (g)	460,000	459,483
TOTAL UNITED STATES		5,487,129
TOTAL ASSET-BACKED SECURITIES (Cost $5,982,904)		5,487,129

Bank Loan Obligations - 1.3%
	Principal Amount (a)	Value ($)
UNITED STATES - 1.3%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Uniti Services LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.7309% 10/6/2032 (d)(e)(f)	413,605	413,605
Financials - 1.2%
Financial Services - 1.2%
MHP Commercial Mortgage Trust U.S. SOFR Index + 5%, 8.6764% 1/9/2027 (b)(d)(e)(f)	3,514,502	3,496,929
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Cushman & Wakefield US Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 5.9809% 6/13/2033 (d)(e)(f)	16,950	16,943
TOTAL UNITED STATES		3,927,477
TOTAL BANK LOAN OBLIGATIONS (Cost $3,941,250)		3,927,477

Commercial Mortgage Securities - 20.2%
	Principal Amount (a)	Value ($)
UNITED STATES - 20.2%
Ares Trust 2 Series 2025-IND3 Class E, CME Term SOFR 1 month Index + 3.55%, 7.2264% 4/15/2042 (d)(e)(g)	1,000,000	1,000,000
BANK Series 2017-BNK4 Class D, 3.357% 5/15/2050 (b)(g)	625,000	411,491
BANK Series 2017-BNK8 Class E, 2.8% 11/15/2050 (g)	1,848,000	872,214
BANK Series 2025-BNK51 Class B, 5.895% 12/25/2067 (e)	825,000	809,380
Benchmark Mortgage Trust Series 2019-B14 Class 225D, 3.4041% 12/15/2062 (b)(e)(g)	573,000	2,865
Benchmark Mortgage Trust Series 2019-B14 Class 225E, 3.4041% 12/15/2062 (b)(e)(g)	859,000	2,148
BFLD Commercial Mortgage Trust Series 2024-UNIV Class D, CME Term SOFR 1 month Index + 2.6909%, 6.3673% 11/15/2041 (d)(e)(g)	381,000	381,833
BPR Commercial Mortgage Trust Series 2024-PARK Class C, 6.3894% 11/5/2039 (e)(g)	303,000	304,847
BPR Trust Series 2024-PMDW Class D, 5.85% 11/5/2041 (e)(g)	254,000	249,450
BRES Commercial Mortgage Trust Series 2025-ATCAP Class F, CME Term SOFR 1 month Index + 5.1885%, 8.8649% 11/15/2042 (d)(e)(g)	1,000,000	992,099
Bridge Commercial Mortgage Trust Series 2026-MF Class E, 6.5264% 6/15/2039 (g)	685,000	688,639
BSREP Commercial Mortgage Trust Series 2021-DC Class F, CME Term SOFR 1 month Index + 2.9645%, 6.6415% 8/15/2038 (b)(d)(e)(g)	91,177	35,878
BSREP Commercial Mortgage Trust Series 2021-DC Class G, CME Term SOFR 1 month Index + 3.9645%, 7.6415% 8/15/2038 (d)(e)(g)	213,030	71,173
BX 2019 Trust Series 2019-OC11 Class E, 4.0755% 12/9/2041 (e)(g)	5,666,000	5,119,038
BX 2024 Trust Series 2024-VLT4 Class F, CME Term SOFR 1 month Index + 3.9379%, 7.6142% 6/15/2041 (d)(e)(g)	719,625	712,580
BX Commercial Mortgage 2020 Trust Series 2020-VIVA Class E, 3.667% 3/11/2044 (e)(g)	2,018,000	1,814,715
BX Commercial Mortgage 2025 Trust Series 2025-SPOT Class E, CME Term SOFR 1 month Index + 3.6902%, 7.3666% 4/15/2040 (d)(e)(g)	898,831	899,393
BX Commercial Mortgage Trust Series 2019-IMC Class G, CME Term SOFR 1 month Index + 3.6463%, 7.3223% 4/15/2034 (d)(e)(g)	819,000	739,601
BX Commercial Mortgage Trust Series 2024-VLT5 Class B, 5.9949% 11/13/2046 (e)(g)	353,000	343,302
BX Commercial Mortgage Trust Series 2024-VLT5 Class E, 8.1339% 11/13/2046 (e)(g)	800,000	788,810
BX Commercial Mortgage Trust Series 2026-VLT10 Class E, 7.5709% 7/13/2058 (e)(g)	450,000	434,322
BX Commercial Mortgage Trust Series 2026-XL6 Class D, CME Term SOFR 1 month Index + 2.1%, 5.7764% 3/15/2043 (d)(e)(g)	944,880	949,605
BX Commercial Mortgage Trust Series 2026-XL6 Class E, CME Term SOFR 1 month Index + 3%, 6.6764% 3/15/2043 (d)(e)(g)	388,802	391,486
BX Series 2026-ORBT Class E, CME Term SOFR 1 month Index + 3%, 6.6764% 7/15/2043 (d)(e)(g)	675,000	677,111
BX Trust Series 2024-FNX Class D, CME Term SOFR 1 month Index + 2.9402%, 6.6166% 11/15/2041 (d)(e)(g)	195,300	195,910
BX Trust Series 2024-FNX Class E, CME Term SOFR 1 month Index + 3.9387%, 7.6151% 11/15/2041 (d)(e)(g)	657,300	656,332
BX Trust Series 2025-OMG Class F, CME Term SOFR 1 month Index + 3.6%, 7.277% 10/15/2042 (d)(e)(g)	1,000,000	999,990
BX Trust Series 2026-CART Class D, CME Term SOFR 1 month Index + 1.9%, 5.5764% 2/15/2036 (d)(e)(g)	1,655,000	1,652,930
BX Trust Series 2026-LP3 Class E, CME Term SOFR 1 month Index + 3.2%, 6.8764% 4/15/2043 (d)(e)(g)	990,611	998,040
COMM Mortgage Trust Series 2017-CD4 Class D, 3.3% 5/10/2050 (g)	213,000	159,386
COMM Mortgage Trust Series 2017-COR2 Class D, 3% 9/10/2050 (g)	31,000	28,076
COMM Mortgage Trust Series 2018-HCLV Class F, CME Term SOFR 1 month Index + 3.346%, 7.022% 9/15/2033 (d)(e)(g)	735,000	50,433
COMM Mortgage Trust Series 2018-HCLV Class G, CME Term SOFR 1 month Index + 5.3523%, 9.0283% 9/15/2033 (d)(e)(g)	735,000	26,178
COMM Mortgage Trust Series 2025-180W Class F, 7.609% 8/10/2042 (e)(g)	2,000,000	1,953,973
Cone Trust Series 2024-DFW1 Class E, CME Term SOFR 1 month Index + 3.8885%, 7.5649% 8/15/2041 (d)(e)(g)	500,000	499,998
Credit Suisse Commercial Mortgage Trust Series 2021-SOP2 Class F, CME Term SOFR 1 month Index + 4.4314%, 8.1077% 6/15/2034 (d)(g)	800,000	465,758
DBGS Mortgage Trust Series 2018-C1 Class C, 47969% 10/15/2051 (e)	1,000,000	905,865
ELP Series 2025-ELP Class E, 6.665% 11/13/2042 (e)(g)	1,115,000	1,102,882
EQT Trust Series 2024-EXTR Class B, 5.6546% 7/5/2041 (e)(g)	1,000,000	1,001,529
Extended Stay America Trust Series 2025-ESH Class F, CME Term SOFR 1 month Index + 4.1%, 7.7764% 10/15/2042 (d)(e)(g)	963,133	973,969
Extended Stay America Trust Series 2026-ESH2 Class E, CME Term SOFR 1 month Index + 2.9%, 6.5764% 2/15/2043 (d)(e)(g)	730,798	735,822
Extended Stay America Trust Series 2026-ESH2 Class F, 7.4264% 2/15/2043 (e)(g)	918,182	925,642
GS Mortgage Securities Trust Series 2011-GC5 Class C, 5.3875% 8/10/2044 (e)(g)	75,459	73,173
GS Mortgage Securities Trust Series 2011-GC5 Class D, 5.3875% 8/10/2044 (e)(g)	759,236	634,880
GS Mortgage Securities Trust Series 2011-GC5 Class E, 5.3875% 8/10/2044 (e)(g)	848,000	269,985
GS Mortgage Securities Trust Series 2011-GC5 Class F, 4.5% 8/10/2044 (b)(g)	677,000	2,031
GS Mortgage Securities Trust Series 2012-GCJ9 Class E, 4.3891% 11/10/2045 (e)(g)	268,331	257,568
GS Mortgage Securities Trust Series 2018-RIVR Class G, CME Term SOFR 1 month Index + 2.647%, 6.573% 7/15/2035 (d)(e)(g)	669,000	464
GS Mortgage Securities Trust Series 2024-RVR Class A, 5.3716% 8/10/2041 (e)(g)	500,000	496,910
Hilton USA Trust Series 2016-HHV Class F, 4.3333% 11/5/2038 (e)(g)	2,515,000	2,496,475
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX Class E, 4.8459% 6/15/2045 (e)(g)	544,944	529,947
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX Class G, 4% 6/15/2045 (b)(g)	805,000	96,600
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY Class E, 3.9314% 6/10/2027 (e)(g)	924,000	1,839
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-AON Class F, 4.7670% 7/5/2031 (b)(e)(g)	961,000	136,943
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN Class FFX, 4.6254% 1/16/2037 (b)(g)	1,406,000	316,378
JP Morgan Chase Commercial Mortgage Securities Trust Series 2024-OMNI Class E, 5.9904% 10/5/2039 (e)(g)	356,000	350,241
JPMBB Commercial Mortgage Securities Trust Series 2014-C23 Class UH5, 4.7094% 9/15/2047 (g)	1,463,412	1,408,747
KELR Trust Series 2026-MF Class E, CME Term SOFR 1 month Index + 2.8%, 6.45% 8/15/2043 (d)(e)(g)	310,000	310,000
MHP Series 2025-MHIL2 Class E, CME Term SOFR 1 month Index + 3.5%, 7.1764% 9/15/2040 (d)(e)(g)	2,000,000	2,006,245
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6 Class F, 4.4894% 11/15/2045 (e)(g)	1,000,000	130,000
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9 Class C, 3.8267% 5/15/2046 (e)	625,000	582,619
Morgan Stanley Capital I Trust Series 2011-C2 Class D, 5.385% 6/15/2044 (e)(g)	512,103	507,064
Morgan Stanley Capital I Trust Series 2011-C2 Class F, 5.385% 6/15/2044 (e)(g)	970,000	729,789
Morgan Stanley Capital I Trust Series 2011-C2 Class XB, 0.5514% 6/15/2044 (e)(g)(h)	20,702,479	77,090
Morgan Stanley Capital I Trust Series 2011-C3 Class E, 5.0689% 7/15/2049 (e)(g)	65,307	65,153
Morgan Stanley Capital I Trust Series 2011-C3 Class F, 5.0689% 7/15/2049 (b)(e)(g)	636,000	632,912
Morgan Stanley Capital I Trust Series 2011-C3 Class G, 5.0689% 7/15/2049 (b)(e)(g)	979,600	972,395
Morgan Stanley Capital I Trust Series 2015-MS1 Class D, 4.1616% 5/15/2048 (e)(g)	980,000	784,069
Morgan Stanley Capital I Trust Series 2016-BNK2 Class D, 3% 11/15/2049 (b)(g)	2,346,000	1,756,259
Morgan Stanley Capital I Trust Series 2024-BPR2 Class A, 7.291% 5/5/2029 (g)	954,983	988,449
Morgan Stanley Capital I Trust Series 2024-NSTB Class B, 3.9% 9/24/2057 (e)(g)	739,000	704,082
MSJP Series 2015-HAUL Class E, 5.0127% 9/5/2047 (e)(g)	1,000,000	828,198
NXPT Commercial Mortgage Trust Series 2024-STOR Class E, 6.9267% 11/5/2041 (e)(g)	1,022,000	1,005,918
NYC Commercial Mortgage Trust Series 2025-77C Class B, 5.1501% 1/10/2036 (e)(g)	115,000	112,811
NYC Commercial Mortgage Trust Series 2025-77C Class E, 6.4715% 1/10/2036 (e)(g)	235,000	228,417
PKHL Commercial Mortgage Trust Series 2021-MF Class G, CME Term SOFR 1 month Index + 4.4645%, 8.1415% 7/15/2038 (d)(e)(g)	500,000	98,619
Prima Capital CRE Securitization Ltd Series 2020-8A Class C, 3% 12/26/2070 (g)	250,000	220,441
PRM Trust Series 2025-PRM6 Class E, 6.8026% 7/5/2033 (e)(g)	500,000	497,756
Providence Place Group LP Series 2000-C1 Class A2, 7.75% 7/20/2028 (g)	339,887	343,263
Ride Series 2025-SHRE Class E, 8.069% 2/14/2047 (e)(g)	320,000	321,988
Rocket Mortgage Trust Series 2024-CNTR Class E, 8.8191% 11/13/2041 (g)	720,000	747,527
SCG Trust Series 2025-SNIP Class E, 7.0764% 9/15/2042 (e)(g)	500,000	501,873
SHR Trust Series 2024-LXRY Class D, CME Term SOFR 1 month Index + 3.6%, 7.2764% 10/15/2041 (d)(e)(g)	512,000	513,439
SREIT Trust Series 2021-MFP2 Class J, CME Term SOFR 1 month Index + 4.03%, 7.706% 11/15/2036 (d)(e)(g)	1,000,000	999,173
STWD Trust Series 2021-LIH Class G, CME Term SOFR 1 month Index + 4.3145%, 7.991% 11/15/2036 (d)(e)(g)	1,280,000	1,278,428
SWCH Commercial Mortgage Trust Series 2025-DATA Class F, CME Term SOFR 1 month Index + 4.2389%, 7.9153% 2/15/2042 (d)(e)(g)	500,000	496,542
UBS Commercial Mortgage Trust Series 2012-C1 Class E, 5% 5/10/2045 (e)(g)	926,620	880,299
UBS Commercial Mortgage Trust Series 2012-C1 Class F, 5% 5/10/2045 (b)(e)(g)	399,000	116,790
WF-RBS Commercial Mortgage Trust Series 2011-C3 Class D, 6.0497% 3/15/2044 (e)(g)	843,916	303,767
WF-RBS Commercial Mortgage Trust Series 2013-C11 Class E, 4.3557% 3/15/2045 (e)(g)	53,000	37,629
WF-RBS Commercial Mortgage Trust Series 2013-C13 Class D, 3.9564% 5/15/2045 (e)(g)	32,539	30,708
WP Glimcher Mall Trust Series 2015-WPG Class PR1, 3.6332% 6/5/2035 (b)(e)(g)	1,168,000	525,063
WP Glimcher Mall Trust Series 2015-WPG Class PR2, 3.6332% 6/5/2035 (e)(g)	459,000	77,819
TOTAL UNITED STATES		59,509,468
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $68,523,910)		59,509,468

Common Stocks - 0.0%
	Shares	Value ($)
UNITED STATES - 0.0%
Real Estate - 0.0%
Retail REITs - 0.0%
Retail Value Inc (b)(c) (Cost $709,415)	24,066	0

Convertible Preferred Stocks - 5.3%
	Shares	Value ($)
UNITED STATES - 5.3%
Financials - 4.2%
Mortgage Real Estate Investment Trusts (REITs) - 4.2%
AGNC Investment Corp CME Term SOFR 3 month Index + 4.5936%, 0% (d)(e)	65,750	1,644,079
AGNC Investment Corp CME Term SOFR 3 month Index + 4.9586%, 0% (d)(e)	61,500	1,541,498
AGNC Investment Corp CME Term SOFR 3 month Index + 5.2546%, 0% (d)(e)	46,750	1,192,826
Annaly Capital Management Inc CME Term SOFR 3 month Index + 5.2506%, 0% (d)(e)	27,900	717,449
Chimera Investment Corp Series B, CME Term SOFR 3 month Index + 6.0526%, 11.3508% (d)(e)	35,058	845,950
Chimera Investment Corp Series C, CME Term SOFR 3 month Index + 4.743%, 7.75% (d)(e)	45,866	1,044,827
Dynex Capital Inc Series C, CME Term SOFR 3 month Index + 5.7226%, 9.9787% (d)(e)	89,500	2,284,935
Rithm Capital Corp CME Term SOFR 3 month Index + 5.2306%, 0% (d)(e)	20,446	500,517
Rithm Capital Corp CME Term SOFR 3 month Index + 5.9016%, 7.125% (d)(e)	60,467	1,519,536
Rithm Capital Corp CME Term SOFR 3 month Index + 6.0636%, 7.5% (d)(e)	43,666	1,102,174
TOTAL FINANCIALS		12,393,791
Real Estate - 1.1%
Industrial REITs - 1.1%
LXP Industrial Trust 6.5%	68,019	3,305,723
TOTAL UNITED STATES		15,699,514
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $12,547,253)		15,699,514

Non-Convertible Corporate Bonds - 52.9%
	Principal Amount (a)	Value ($)
UNITED STATES - 52.9%
Communication Services - 2.2%
Diversified Telecommunication Services - 1.8%
APLD ComputeCo 2 LLC 6.75% 3/15/2031 (g)	450,000	439,879
Beacon Point DC LLC 6.129% 11/30/2042 (g)	450,000	431,789
Cipher Compute LLC 7.125% 11/15/2030 (g)	185,000	188,701
Flash Compute LLC 7.25% 12/31/2030 (g)	480,000	484,715
HUT 8 DC LLC 6.192% 11/15/2042 (g)	787,000	765,183
Meridian Arc Holdco LLC 6.25% 4/30/2031 (g)	690,000	662,975
RD Michigan Property Owner I LLC 7.5% 3/30/2045 (g)	975,000	944,948
Stingray Compute LLC 6% 6/15/2031 (g)	275,000	268,283
Uniti Services LLC 7.5% 10/15/2033 (g)	250,000	255,471
WULF Compute LLC 7.75% 10/15/2030 (g)	795,000	825,979
		5,267,923
Interactive Media & Services - 0.1%
Sopaipilla Investor LLC 7.534% 11/30/2048 (g)	440,000	456,053
Media - 0.3%
Lamar Media Corp 4% 2/15/2030	875,000	834,633
TOTAL COMMUNICATION SERVICES		6,558,609
Consumer Discretionary - 3.2%
Hotels, Restaurants & Leisure - 1.7%
Choice Hotels International Inc 5.85% 8/1/2034	250,000	249,590
Hilton Domestic Operating Co Inc 3.625% 2/15/2032 (g)	200,000	180,970
Hilton Domestic Operating Co Inc 4% 5/1/2031 (g)	720,000	675,650
Hilton Domestic Operating Co Inc 5.5% 3/31/2034 (g)	470,000	460,411
Hilton Domestic Operating Co Inc 5.75% 9/15/2033 (g)	990,000	980,988
Hilton Domestic Operating Co Inc 5.875% 3/15/2033 (g)	1,200,000	1,199,657
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower Inc 4.875% 7/1/2031 (g)	740,000	684,441
Las Vegas Sands Corp 6% 6/14/2030	500,000	509,394
Times Square Hotel Trust 8.528% 8/1/2026 (g)	29,668	29,661
		4,970,762
Household Durables - 1.5%
Beazer Homes USA Inc 8% 1/15/2032 (g)	450,000	458,885
Century Communities Inc 6.625% 9/15/2033 (g)	1,810,000	1,815,943
LGI Homes Inc 7% 11/15/2032 (g)	770,000	750,543
M/I Homes Inc 3.95% 2/15/2030	1,430,000	1,347,356
		4,372,727
TOTAL CONSUMER DISCRETIONARY		9,343,489
Financials - 0.4%
Financial Services - 0.3%
Rexford Industrial Realty LP 2.125% 12/1/2030	1,000,000	881,585
Mortgage Real Estate Investment Trusts (REITs) - 0.1%
Starwood Property Trust Inc 6.125% 6/1/2031 (g)	295,000	294,302
TOTAL FINANCIALS		1,175,887
Health Care - 0.1%
Health Care Providers & Services - 0.1%
Sabra Health Care LP 3.2% 12/1/2031	415,000	372,672
Industrials - 0.3%
Commercial Services & Supplies - 0.3%
Williams Scotsman Inc 4.625% 8/15/2028 (g)	750,000	740,840
Williams Scotsman Inc 6.625% 4/15/2030 (g)	190,000	194,273
TOTAL INDUSTRIALS		935,113
Information Technology - 0.5%
IT Services - 0.5%
Beignet Investor LLC 6.581% 5/30/2049 (g)	1,505,000	1,459,042
Real Estate - 46.2%
Diversified REITs - 6.4%
Equinix Europe 2 Financing Corp LLC 5.5% 6/15/2034	1,000,000	986,892
Global Net Lease Inc / Global Net Lease Operating Partnership LP 3.75% 12/15/2027 (g)	925,000	903,614
GLP Capital LP / GLP Financing II Inc 4% 1/15/2031	1,000,000	936,630
GLP Capital LP / GLP Financing II Inc 5.25% 2/15/2033	500,000	482,557
GLP Capital LP / GLP Financing II Inc 5.3% 1/15/2029	1,000,000	1,000,987
GLP Capital LP / GLP Financing II Inc 5.625% 9/15/2034	500,000	486,936
GLP Capital LP / GLP Financing II Inc 5.75% 11/1/2037	1,340,000	1,284,584
GLP Capital LP / GLP Financing II Inc 6.25% 9/15/2054	500,000	472,804
GLP Capital LP / GLP Financing II Inc 6.75% 12/1/2033	500,000	520,495
Safehold GL Holdings LLC 2.8% 6/15/2031	500,000	447,133
Safehold GL Holdings LLC 2.85% 1/15/2032	1,250,000	1,103,299
Safehold GL Holdings LLC 6.1% 4/1/2034	1,400,000	1,442,836
Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC 6% 1/15/2030 (g)	1,040,000	992,335
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 6.5% 2/15/2029 (g)	820,000	808,735
Vici Properties LP / Vici Note Co Inc 4.625% 12/1/2029 (g)	3,095,000	3,024,335
VICI Properties LP 5.125% 5/15/2032	500,000	487,658
VICI Properties LP 5.625% 5/15/2052	667,000	584,243
VICI Properties LP 5.75% 4/1/2034	32,000	31,810
VICI Properties LP 6.125% 4/1/2054	1,254,000	1,172,305
WP Carey Inc 2.25% 4/1/2033	1,000,000	828,167
WP Carey Inc 2.45% 2/1/2032	1,000,000	866,019
		18,864,374
Health Care REITs - 4.3%
MPT Operating Partnership LP / MPT Finance Corp 4.625% 8/1/2029	1,506,000	1,206,865
MPT Operating Partnership LP / MPT Finance Corp 5% 10/15/2027	3,237,000	3,140,315
MPT Operating Partnership LP / MPT Finance Corp 8.5% 2/15/2032 (g)	340,000	345,545
Omega Healthcare Investors Inc 4.5% 4/1/2027	483,000	482,532
Omega Healthcare Investors Inc 4.75% 1/15/2028	1,616,000	1,611,847
Ventas Realty LP 2.5% 9/1/2031	500,000	441,193
Ventas Realty LP 4.4% 1/15/2029	2,000,000	1,981,615
Ventas Realty LP 4.75% 11/15/2030	1,000,000	989,352
Ventas Realty LP 5% 2/15/2036	1,370,000	1,315,043
Welltower OP LLC 5.125% 7/1/2035	1,230,000	1,212,645
		12,726,952
Hotel & Resort REITs - 0.3%
RHP Hotel Properties LP / RHP Finance Corp 6.5% 6/15/2033 (g)	295,000	300,150
RLJ Lodging Trust LP 4% 9/15/2029 (g)	715,000	681,063
		981,213
Industrial REITs - 3.5%
Lineage OP LP 5.25% 7/15/2030	500,000	498,093
LXP Industrial Trust 2.375% 10/1/2031	500,000	440,322
LXP Industrial Trust 2.7% 9/15/2030	78,000	70,904
LXP Industrial Trust 6.75% 11/15/2028	62,000	64,182
Prologis LP 4.875% 6/15/2028	1,000,000	1,006,141
Prologis LP 4.9% 6/15/2036	675,000	645,509
Prologis LP 5% 3/15/2034	1,500,000	1,467,407
Prologis LP 5.125% 1/15/2034	2,000,000	1,980,232
Prologis LP 5.25% 3/15/2054	1,940,000	1,745,052
Prologis LP 5.25% 5/15/2035	230,000	227,501
Prologis LP 5.25% 6/15/2053	2,385,000	2,150,481
		10,295,824
Real Estate Management & Development - 5.8%
Americold Realty Operating Partnership LP 5.409% 9/12/2034	750,000	718,059
Americold Realty Operating Partnership LP 5.6% 5/15/2032	1,000,000	992,957
Anywhere Real Estate Group LLC / Anywhere Co-Issuer Corp 7% 4/15/2030 (g)	220,000	221,666
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 5.75% 1/15/2029 (g)	450,000	443,351
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 9.75% 4/15/2030 (g)	230,000	246,430
CBRE Services Inc 5.25% 6/1/2036	440,000	424,853
CBRE Services Inc 5.95% 8/15/2034	1,750,000	1,790,540
CoStar Group Inc 2.8% 7/15/2030 (g)	1,035,000	928,016
Essex Portfolio LP 4.5% 3/15/2048	180,000	143,179
Essex Portfolio LP 4.875% 2/15/2036	1,460,000	1,386,939
Essex Portfolio LP 5.5% 4/1/2034	1,006,000	1,006,225
Extra Space Storage LP 2.35% 3/15/2032	2,000,000	1,720,719
Extra Space Storage LP 5.35% 1/15/2035	230,000	225,965
Extra Space Storage LP 5.4% 2/1/2034	2,000,000	1,984,093
Extra Space Storage LP 5.4% 6/15/2035	685,000	675,398
Extra Space Storage LP 5.5% 7/1/2030	1,000,000	1,013,318
Extra Space Storage LP 5.9% 1/15/2031	1,000,000	1,028,361
Kennedy-Wilson Inc 7% 6/1/2031 (g)	675,000	687,355
Kennedy-Wilson Inc 7.25% 6/1/2033 (g)	1,040,000	1,052,834
Taylor Morrison Communities Inc 5.125% 8/1/2030 (g)	230,000	229,422
Taylor Morrison Communities Inc 5.75% 11/15/2032 (g)	235,000	240,545
		17,160,225
Residential REITs - 4.9%
American Homes 4 Rent LP 2.375% 7/15/2031	2,000,000	1,753,877
American Homes 4 Rent LP 3.625% 4/15/2032	1,000,000	917,376
American Homes 4 Rent LP 4.25% 2/15/2028	2,000,000	1,982,265
American Homes 4 Rent LP 5.25% 3/15/2035	325,000	317,764
American Homes 4 Rent LP 5.5% 2/1/2034	1,500,000	1,492,349
American Homes 4 Rent LP 5.5% 7/15/2034	503,000	499,889
Invitation Homes Operating Partnership LP 2% 8/15/2031	1,000,000	855,545
Invitation Homes Operating Partnership LP 4.15% 4/15/2032	1,000,000	943,383
Invitation Homes Operating Partnership LP 5.5% 8/15/2033	3,000,000	3,008,174
Sun Communities Operating LP 2.7% 7/15/2031	2,500,000	2,225,657
UDR Inc 3% 8/15/2031	500,000	454,257
		14,450,536
Retail REITs - 9.3%
Agree LP 2.6% 6/15/2033	1,000,000	840,052
Agree LP 2.9% 10/1/2030	500,000	460,532
Agree LP 4.8% 10/1/2032	77,000	75,090
Agree LP 5.625% 6/15/2034	25,000	25,175
Brixmor Operating Partnership LP 4.125% 5/15/2029	138,000	135,359
Brixmor Operating Partnership LP 5.5% 2/15/2034	500,000	500,123
Kimco Realty OP LLC 4.6% 2/1/2033	1,000,000	968,153
Kimco Realty OP LLC 5.3% 2/1/2036	460,000	456,430
Kimco Realty OP LLC 6.4% 3/1/2034	1,576,000	1,676,468
Kite Realty Group LP 5.2% 8/15/2032	1,000,000	995,994
Kite Realty Group LP 5.5% 3/1/2034	1,000,000	998,292
NNN REIT Inc 5.5% 6/15/2034	1,400,000	1,401,831
NNN REIT Inc 5.6% 10/15/2033	311,000	314,216
Phillips Edison Grocery Center Operating Partnership I LP 2.625% 11/15/2031	3,000,000	2,649,472
Phillips Edison Grocery Center Operating Partnership I LP 4.95% 1/15/2035	852,000	815,586
Phillips Edison Grocery Center Operating Partnership I LP 5.25% 8/15/2032	500,000	498,925
Phillips Edison Grocery Center Operating Partnership I LP 5.75% 7/15/2034	1,000,000	1,009,398
Realty Income Corp 3.1% 12/15/2029	1,000,000	947,917
Realty Income Corp 3.4% 1/15/2030	500,000	475,655
Realty Income Corp 4% 7/15/2029	1,000,000	980,113
Realty Income Corp 4.65% 3/15/2047	900,000	757,122
Realty Income Corp 5.125% 4/15/2035	1,510,000	1,474,976
Realty Income Corp 5.625% 10/13/2032	1,000,000	1,025,069
Simon Property Group LP 3.25% 9/13/2049	230,000	150,642
Simon Property Group LP 3.8% 7/15/2050	220,000	157,428
Simon Property Group LP 4.75% 9/26/2034	1,500,000	1,436,088
Simon Property Group LP 5.125% 10/1/2035	690,000	676,419
Simon Property Group LP 5.85% 3/8/2053	1,670,000	1,614,894
Simon Property Group LP 6.25% 1/15/2034	2,000,000	2,105,832
Simon Property Group LP 6.65% 1/15/2054	1,545,000	1,652,087
		27,275,338
Specialized REITs - 11.7%
American Tower Corp 3.1% 6/15/2050	1,500,000	925,579
American Tower Corp 3.8% 8/15/2029	1,000,000	970,279
American Tower Corp 4.05% 3/15/2032	1,500,000	1,418,047
American Tower Corp 5.35% 3/15/2035	500,000	493,291
American Tower Corp 5.4% 1/31/2035	1,000,000	991,769
American Tower Corp 5.45% 2/15/2034	2,000,000	1,996,283
American Tower Corp 5.55% 7/15/2033	1,000,000	1,007,579
American Tower Corp 5.65% 3/15/2033	2,000,000	2,031,768
American Tower Corp 5.9% 11/15/2033	1,500,000	1,540,056
Crown Castle Inc 2.1% 4/1/2031	2,000,000	1,741,456
Crown Castle Inc 2.25% 1/15/2031	1,500,000	1,321,528
Crown Castle Inc 2.5% 7/15/2031	1,500,000	1,319,645
Crown Castle Inc 2.9% 4/1/2041	1,660,000	1,156,601
Crown Castle Inc 5.1% 5/1/2033	2,500,000	2,432,998
Crown Castle Inc 5.2% 9/1/2034	825,000	800,640
Crown Castle Inc 5.8% 3/1/2034	500,000	503,790
CubeSmart LP 2.5% 2/15/2032	1,500,000	1,310,228
CubeSmart LP 4.375% 2/15/2029	1,000,000	989,391
Equinix Inc 2.5% 5/15/2031	2,000,000	1,769,327
Equinix Inc 2.95% 9/15/2051	2,000,000	1,162,623
Iron Mountain Inc 4.5% 2/15/2031 (g)	500,000	473,221
Iron Mountain Inc 6.25% 1/15/2033 (g)	1,000,000	1,003,843
Millrose Properties Inc 6.25% 9/15/2032 (g)	490,000	489,586
Millrose Properties Inc 6.375% 8/1/2030 (g)	470,000	473,474
Public Storage Operating Co 5.1% 8/1/2033	1,000,000	995,852
Public Storage Operating Co 5.35% 8/1/2053	2,820,000	2,557,666
SBA Communications Corp 3.125% 2/1/2029	2,500,000	2,387,015
		34,263,535
TOTAL REAL ESTATE		136,017,997
TOTAL UNITED STATES		155,862,809
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $156,009,583)		155,862,809

Non-Convertible Preferred Stocks - 12.9%
	Shares	Value ($)
CANADA - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Enbridge Inc 5 year U.S. Treasury Index + 3.14%, 5.9491% Series 1 (d)(e)	20,325	519,507
UNITED STATES - 12.7%
Financials - 3.2%
Capital Markets - 0.2%
DigitalBridge Group Inc 7.125% Series J	18,731	294,639
DigitalBridge Group Inc Series H, 7.125%	9,647	148,274
DigitalBridge Group Inc Series I, 7.15%	10,318	158,691
		601,604
Mortgage Real Estate Investment Trusts (REITs) - 3.0%
AGNC Investment Corp CME Term SOFR 3 month Index + 5.3726%, 10.3713% (d)(e)	41,899	1,083,089
Annaly Capital Management Inc CME Term SOFR 3 month Index + 4.4336%, 0% (d)(e)	70,990	1,791,788
Annaly Capital Management Inc CME Term SOFR 3 month Index + 4.993%, 10.1521% (d)(e)	73,400	1,896,289
Arbor Realty Trust Inc Series D 6.375%	12,400	197,160
Arbor Realty Trust Inc Series F, 6.25% (e)	14,100	318,660
MFA Financial Inc 7.5%	16,249	338,792
MFA Financial Inc CME Term SOFR 3 month Index + 5.6066%, 0% (d)(e)	22,896	531,187
Pennymac Mortgage Investment Trust 8.125% (e)	14,975	333,344
Pennymac Mortgage Investment Trust Series B 3 month U.S. Treasury Index + 8%, 0% (d)(e)	20,205	454,208
Rithm Capital Corp 7% Series D (e)	17,100	427,157
Two Harbors Investment Corp 7.625% Series B (e)	38,276	957,283
Two Harbors Investment Corp 8.125% Series A (e)	21,429	536,368
		8,865,325
TOTAL FINANCIALS		9,466,929
Real Estate - 9.5%
Diversified REITs - 2.4%
Armada Hoffler Properties Inc Series A 6.75%	33,250	743,104
CTO Realty Growth Inc 6.375%	20,000	427,800
Gladstone Commercial Corp Series E 6.625%	41,125	946,492
Gladstone Commercial Corp Series G, 6%	64,500	1,331,925
Global Net Lease Inc 6.875% Series B	51,691	1,119,111
Global Net Lease Inc 7.25% Series A	48,171	1,107,451
Global Net Lease Inc 7.375% Series E	19,100	438,918
Global Net Lease Inc 7.5%	34,998	832,252
		6,947,053
Health Care REITs - 0.8%
Global Medical REIT Inc 7.5% Series A	27,461	675,540
National Healthcare Properties Inc Series A, 7.375%	33,000	768,570
National Healthcare Properties Inc Series B, 7.125%	40,300	911,796
		2,355,906
Hotel & Resort REITs - 2.3%
Braemar Hotels & Resorts Inc 8.25% Series D	2,397	40,989
Pebblebrook Hotel Trust 6.3% Series F	40,118	812,390
Pebblebrook Hotel Trust 6.375%	20,200	410,867
Pebblebrook Hotel Trust 6.375% Series E	47,438	960,620
Pebblebrook Hotel Trust Series H, 5.7%	52,416	944,536
Summit Hotel Properties Inc Series E, 6.25%	60,784	1,124,504
Summit Hotel Properties Inc Series F, 5.875%	61,000	1,080,304
Sunstone Hotel Investors Inc Series H, 6.125%	20,000	441,000
Sunstone Hotel Investors Inc Series I, 5.7%	38,700	832,050
		6,647,260
Industrial REITs - 0.8%
Prologis Inc Series Q, 8.54%	16,850	870,303
Rexford Industrial Realty Inc 5.625% Series C	11,775	249,041
Rexford Industrial Realty Inc 5.875% Series B	50,000	1,136,000
		2,255,344
Office REITs - 0.4%
Hudson Pacific Properties Inc 4.75% Series C	22,900	336,401
Vornado Realty Trust 5.25% Series M	23,755	414,762
Vornado Realty Trust Series L, 5.4%	23,670	415,882
Vornado Realty Trust Series N 5.25%	10,467	183,068
		1,350,113
Real Estate Management & Development - 0.0%
Brookfield Property Partners LP 5.75%	7,000	97,580
Brookfield Property Partners LP 6.5%	5,875	94,000
Seritage Growth Properties Series A, 7%	1,050	24,034
		215,614
Residential REITs - 0.9%
American Homes 4 Rent 5.875% Series G	37,050	849,186
American Homes 4 Rent Series H, 6.25%	21,284	502,941
UMH Properties Inc 6.375% Series D	63,875	1,407,805
		2,759,932
Retail REITs - 1.1%
Agree Realty Corp 4.25%	38,700	659,835
Cedar Realty Trust Inc 7.25%	7,070	129,071
Kimco Realty Corp Series M 5.25%	4,691	91,849
Regency Centers Corp 5.875%	28,775	621,972
Regency Centers Corp 6.25% Series A	51,175	1,174,978
Saul Centers Inc 6% Series E	13,475	292,542
Saul Centers Inc 6.125% Series D	15,958	335,118
		3,305,365
Specialized REITs - 0.8%
Digital Realty Trust Inc Series L, 5.2%	4,614	91,311
EPR Properties 5.75%	2,216	46,536
Public Storage 3.875%	1,126	16,777
Public Storage 4%	30,125	462,721
Public Storage 4%	16,346	251,401
Public Storage 6%	12,325	279,901
Public Storage Operating Co 5.05% Series G	6,922	137,886
Public Storage Operating Co 5.15% Series F	1,126	22,430
Public Storage Series H, 5.6%	1,126	24,327
Public Storage Series I, 4.875%	5,404	102,946
Public Storage Series J, 4.7%	3,441	62,041
Public Storage Series K, 4.75%	7,913	146,944
Public Storage Series L, 4.625%	23,000	408,711
Public Storage Series MM, 4.125%	1,126	17,915
Public Storage Series O, 3.9%	1,990	29,731
Public Storage Series S, 4.1%	8,945	140,615
		2,242,193
TOTAL REAL ESTATE		28,078,780
TOTAL UNITED STATES		37,545,709
TOTAL NON-CONVERTIBLE PREFERRED STOCKS (Cost $36,690,232)		38,065,216

Money Market Funds - 4.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (i) (Cost $13,880,654)	3.69	13,877,918	13,880,694

TOTAL INVESTMENT IN SECURITIES - 99.2% (Cost $298,285,201)	292,432,307
NET OTHER ASSETS (LIABILITIES) - 0.8%	2,355,428
NET ASSETS - 100.0%	294,787,735

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Level 3 security.
(c)	Non-income producing.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(g)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $91,893,835 or 31.2% of net assets.

(h)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	34,900,900	47,358,593	68,379,380	997,516	541	40	13,880,694	13,877,918
	34,900,900	47,358,593	68,379,380	997,516	541	40	13,880,694

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Asset-Backed Securities	5,487,129	-	4,045,552	1,441,577

Bank Loan Obligations
Communication Services	413,605	-	413,605	-
Financials	3,496,929	-	-	3,496,929
Real Estate	16,943	-	16,943	-

Commercial Mortgage Securities	59,509,468	-	54,501,715	5,007,753

Common Stocks
Real Estate	-	-	-	-

Convertible Preferred Stocks
Financials	12,393,791	12,393,791	-	-
Real Estate	3,305,723	-	3,305,723	-

Non-Convertible Corporate Bonds
Communication Services	6,558,609	-	6,558,609	-
Consumer Discretionary	9,343,489	-	9,343,489	-
Financials	1,175,887	-	1,175,887	-
Health Care	372,672	-	372,672	-
Industrials	935,113	-	935,113	-
Information Technology	1,459,042	-	1,459,042	-
Real Estate	136,017,997	-	136,017,997	-

Non-Convertible Preferred Stocks
Energy	519,507	519,507	-	-
Financials	9,466,929	9,466,929	-	-
Real Estate	28,078,780	28,078,780	-	-

Money Market Funds	13,880,694	13,880,694	-	-
Total Investments in Securities:	292,432,307	64,339,701	218,146,347	9,946,259
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value. Beginning balances have been updated to conform to current period presentation, as applicable.
	Beginning Balance ($)	Net Realized Gain (Loss) on Investment Securities ($)	Net Unrealized Gain (Loss) on Investment Securities ($)	Cost of Purchases ($)	Proceeds of Sales ($)	Amortization/ Accretion ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Ending Balance ($)	The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2026 ($)
Common Stocks	-	-	-	-	-	-	-	-	-	-
Bank Loan Obligations	3,948,442	-	125,635	-	(577,148)	-	-	-	3,496,929	125,635
Non-Convertible Corporate Bonds	1	39,864	(1)	-	(39,864)	-	-	-	-	-
Asset-Backed Securities	8	-	(191,119)	-	-	6,857	1,625,831	-	1,441,577	(191,111)
Commercial Mortgage Securities	1,892,369	(1,934,272)	1,477,737	939,619	(1,111,594)	(236,631)	4,787,739	(807,214)	5,007,753	(434,688)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in net gain (loss) on the Fund's Statement of Operations.

Financial Statements

Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$278,551,613
Investments in securities, at value - affiliated issuers	13,880,694
Cash	87
Receivable for investments sold	83,896
Receivable for fund shares sold	86,131
Dividends receivable	151,258
Interest receivable	2,471,159
Distributions receivable from affiliated funds	48,133
Total assets	295,272,971
Liabilities
Payable for investments purchased	315,658
Payable for fund shares redeemed	168,941
Other payables and accrued expenses	637
Total liabilities	485,236
Net Assets	$294,787,735
Net assets consist of:
Paid in capital	321,621,826
Total accumulated earnings (loss)	(26,834,091)
Net Assets	$294,787,735

Net Asset Value and Maximum Offering
Net Asset Value, offering price and redemption price per share ($294,787,735/29,121,095 shares)	$10.12

Other Information
Unaffiliated issuers, cost	284,404,547
Affiliated issuers, cost	13,880,654
Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$3,372,963
Dividends - affiliated issuers	997,516
Interest	11,850,648
Total investment income	16,221,127
Expenses
Custodian fees and expenses	3,246
Independent trustees' fees and expenses	996
Total expenses	4,242
Expense reimbursements and reductions	(2,754)
Total expenses after reductions	1,488
Net investment income (loss)	16,219,639
Net realized gain (loss)
Investments - unaffiliated issuers	(1,336,180)
Investments - affiliated issuers	541
Net realized gain (loss)	(1,335,639)
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	(91,437)
Investments - affiliated issuers	40
Total change in net unrealized appreciation (depreciation)	(91,397)
Net gain (loss)	(1,427,036)
Net increase (decrease) in net assets resulting from operations	$14,792,603

Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,219,639	$15,766,512
Net realized gain (loss)	(1,335,639)	(1,017,135)
Change in net unrealized appreciation (depreciation)	(91,397)	7,356,594
Net increase (decrease) in net assets resulting from operations	14,792,603	22,105,971
Distributions to shareholders
Distributions to shareholders	(14,411,853)	(15,632,604)
Total distributions	(14,411,853)	(15,632,604)
Net increase (decrease) in net assets resulting from share transactions	17,590,544	5,926,100
Total increase (decrease) in net assets	17,971,294	12,399,467
Net Assets
Beginning of period	276,816,441	264,416,974
End of period	$294,787,735	$276,816,441
Financial Highlights
Fidelity® Series Real Estate Income Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$10.11	$9.87	$9.70	$10.74	$11.77
Income from Investment Operations
Net investment income (loss) A, B	.57	.58	.60	.60	.55
Net realized and unrealized gain (loss)	(.05)	.25	.24	(.64)	(.97)
Total from investment operations	.52	.83	.84	(.04)	(.42)
Distributions
Distributions from net investment income	(.51)	(.59)	(.67)	(.68)	(.52)
Distributions from net realized gain	-	-	-	(.32)	(.09)
Total distributions	(.51)	(.59)	(.67)	(1.00)	(.61)
Net asset value, end of period	$10.12	$10.11	$9.87	$9.70	$10.74
Total Return C	5.27%	8.61%	9.15%	(.13)%	(3.78)%
Ratios and Supplemental Data B, D, E
Ratio of expenses to average net assets before reductions	-% F	-% F	-% F	-% F	-% F
Ratio of expenses to average net assets net of fee waivers, if any	-% F	-% F	-% F	-% F	-% F
Ratio of expenses to average net assets net of all reductions, if any	-% F	-% F	-% F	-% F	-% F
Ratio of net investment income (loss) to average net assets	5.61%	5.86%	6.27%	6.13%	4.83%
Net assets, end of period	$294,787,735	$276,816,441	$264,416,974	$337,966,510	$681,641,766
Portfolio turnover rate G	12%	9%	37%	5%	19%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount represents less than .005%.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® Series Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Bank Loan Obligations and Non-Convertible Corporate Bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset-Backed Securities and Commercial Mortgage Securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities  may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For any foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities  are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Brokers which make markets in asset backed securities, collateralized mortgage obligations and commercial mortgage securities may also consider such factors as the structure of the issue, cash flow assumptions, the value of underlying assets as well as any guarantees.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Asset-Backed Securities	$1,441,577	Indicative market price	Evaluated bid	$72.08	Increase
Commercial Mortgage Securities	$5,007,753	Indicative market price	Evaluated bid	$0.25 - $99.51 / $71.24	Increase
Common Stocks	$-	Recovery value	Recovery value	$0.00	Increase
Bank Loan Obligations	$3,496,929	Discounted cash flow	Yield	10.6%	Decrease

* Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end, as well as a roll forward of Level 3 instruments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Certain fees are earned in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as interest in the financial statements.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in interest. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in interest receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: capital loss carryforwards, partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® Series Real Estate Income Fund	300,176,195	9,011,299	(16,755,187)	(7,743,888)

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Capital loss carryforward ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® Series Real Estate Income Fund	3,490,706	(22,580,909)	(7,743,888)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term ($)	Long-term ($)	Total capital loss carryforward ($)
Fidelity® Series Real Estate Income Fund	(1,924,869)	(20,656,040)	(22,580,909)

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Total ($)
Fidelity® Series Real Estate Income Fund	14,411,853	14,411,853

July 31, 2025
	Ordinary Income ($)	Total ($)
Fidelity® Series Real Estate Income Fund	15,632,604	15,632,604

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

  3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® Series Real Estate Income Fund	68,811,436	31,885,301

  4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provides the Fund with investment management related services.

The Fund does not pay a management fee for these services.

Under the management contract, the investment adviser pays all other operating expenses, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® Series Real Estate Income Fund	82

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

  5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  6. Expense Reductions.
Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® Series Real Estate Income Fund	2,754

  7. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025
Fidelity® Series Real Estate Income Fund
Fidelity® Series Real Estate Income Fund	14,411,853	15,632,604
Total	14,411,853	15,632,604

  8. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® Series Real Estate Income Fund
Shares sold	3,476,951	3,086,224	35,384,671	30,841,385
Reinvestment of distributions	1,426,066	1,574,080	14,411,853	15,632,604
Shares redeemed	(3,166,378)	(4,055,946)	(32,205,980)	(40,547,889)
Net increase (decrease)	1,736,639	604,358	17,590,544	5,926,100

  9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

  10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Series Real Estate Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Real Estate Income Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 17, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 2.50% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $10,917,039 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 0.06%, 0.22%, 0.31% and 0.31% of the dividends distributed in September, December, March and June respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 5.10%, 21.00%, 34.64% and 34.64% of the dividends distributed in September, December, March and June respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Real Estate Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2026 meeting, the Board of Trustees voted to continue the fund's Advisory Contracts, without modification, for two months from June 1, 2026 through July 31, 2026. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2026, with the understanding that the Board would consider the annual renewal for a full one year period in July 2026.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and its applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, and noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts. Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds, 529 plans and collective investment trusts that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through November 30, 2028.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.924310.114
SRE-ANN-0926
Fidelity® Series Blue Chip Growth Fund

Annual Report
July 31, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Blue Chip Growth Fund
Consolidated Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 97.3%
	Shares	Value ($)
BELGIUM - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
Neurona Therapeutics Inc (c)(d)	328,100	9,843
Neurona Therapeutics Inc (c)(d)	328,100	3
Neurona Therapeutics Inc escrow shares (c)(d)	328,100	49,215
Neurona Therapeutics Inc milestone 1 rights (b)(d)	328,100	98,430
Neurona Therapeutics Inc milestone 2 rights (b)(c)(d)	328,100	3,281
Neurona Therapeutics Inc milestone 3 rights (b)(c)(d)	328,100	3,281
Neurona Therapeutics Inc milestone 4 rights (b)(c)(d)	328,100	3,281
		167,334
Pharmaceuticals - 0.0%
UCB SA	20,200	5,192,150
TOTAL BELGIUM		5,359,484
BURKINA FASO - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
IAMGOLD Corp (United States) (b)	379,600	5,386,524
CANADA - 1.2%
Consumer Discretionary - 0.4%
Specialty Retail - 0.4%
Aritzia Inc Subordinate Voting Shares (b)	598,900	59,674,253
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Suncor Energy Inc	167,300	11,234,884
Health Care - 0.0%
Pharmaceuticals - 0.0%
Apotex Health Corp	110,200	2,877,141
Information Technology - 0.7%
Electronic Equipment, Instruments & Components - 0.6%
Celestica Inc (United States) (b)	296,600	98,305,105
IT Services - 0.1%
Shopify Inc Class A (b)	237,200	27,780,073
Software - 0.0%
Taalas Inc warrants (b)(c)(d)	95,390	341,496
TOTAL INFORMATION TECHNOLOGY		126,426,674
Materials - 0.0%
Metals & Mining - 0.0%
Agnico Eagle Mines Ltd/CA (United States)	33,000	4,793,910
G Mining Ventures Corp (b)	12,900	393,207
TOTAL MATERIALS		5,187,117
TOTAL CANADA		205,400,069
CHINA - 0.0%
Financials - 0.0%
Financial Services - 0.0%
Ant International Co Ltd Class C (c)(d)	784,278	1,215,631
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Montage Technology Co Ltd H Shares (e)	16,700	572,822
TOTAL CHINA		1,788,453
DENMARK - 0.2%
Health Care - 0.2%
Biotechnology - 0.2%
Ascendis Pharma A/S (b)	129,996	31,707,324
FINLAND - 0.2%
Consumer Discretionary - 0.2%
Textiles, Apparel & Luxury Goods - 0.2%
Amer Sports Inc (b)	856,500	30,414,315
GERMANY - 0.1%
Consumer Discretionary - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
Adidas AG	50,600	9,362,171
Financials - 0.0%
Financial Services - 0.0%
Trade Republic Bank GmbH (c)(d)(g)	22,800	3,065,363
Industrials - 0.0%
Electrical Equipment - 0.0%
Innio NV	101,100	2,468,862
TOTAL GERMANY		14,896,396
INDIA - 0.3%
Consumer Staples - 0.0%
Food Products - 0.0%
Patanjali Foods Ltd	369,800	1,374,163
Financials - 0.1%
Capital Markets - 0.1%
Authum Investment & Infrastucture Ltd	4,347,350	24,572,516
Health Care - 0.1%
Health Care Providers & Services - 0.0%
Manipal Health Enterprises Ltd (f)	108,250	669,541
Manipal Health Enterprises Ltd (f)	108,250	669,540
Max Healthcare Institute Ltd	232,500	2,676,676
		4,015,757
Life Sciences Tools & Services - 0.1%
Onesource Specialty Pharma Ltd (b)	373,400	6,337,069
TOTAL HEALTH CARE		10,352,826
Materials - 0.1%
Metals & Mining - 0.1%
Welspun Corp Ltd	599,500	10,370,450
TOTAL INDIA		46,669,955
ISRAEL - 0.0%
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Xsight Labs Ltd warrants 7/24/2032 (b)(c)(d)	84,101	677,013
ITALY - 0.0%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Lottomatica Group Spa	219,800	5,951,296
JAPAN - 0.2%
Consumer Discretionary - 0.0%
Household Durables - 0.0%
Panasonic Holdings Corp	201,500	5,328,157
Information Technology - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
Kioxia Holdings Corp (b)	132,200	36,848,958
TOTAL JAPAN		42,177,115
KOREA (SOUTH) - 0.4%
Information Technology - 0.4%
Semiconductors & Semiconductor Equipment - 0.4%
SK Hynix Inc	30,400	34,110,857
SK Hynix Inc ADR (e)	191,200	27,481,176

TOTAL KOREA (SOUTH)		61,592,033
NETHERLANDS - 0.4%
Health Care - 0.0%
Biotechnology - 0.0%
Argenx SE ADR (b)	8,800	7,513,616
Information Technology - 0.4%
Semiconductors & Semiconductor Equipment - 0.4%
ASML Holding NV depository receipt	25,700	41,865,300
NXP Semiconductors NV	46,986	10,767,312
TOTAL INFORMATION TECHNOLOGY		52,632,612
TOTAL NETHERLANDS		60,146,228
SINGAPORE - 0.1%
Consumer Discretionary - 0.1%
Broadline Retail - 0.1%
Sea Ltd Class A ADR (b)	68,800	7,343,712
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
STMicroelectronics NV depository receipt	66,800	3,499,652
TOTAL SINGAPORE		10,843,364
TAIWAN - 1.1%
Information Technology - 1.1%
Electronic Equipment, Instruments & Components - 0.0%
Delta Electronics Inc	63,000	3,100,889
Semiconductors & Semiconductor Equipment - 1.1%
ASE Technology Holding Co Ltd ADR	46,000	1,617,820
Silicon Motion Technology Corp ADR	12,300	3,119,280
Taiwan Semiconductor Manufacturing Co Ltd ADR	456,300	184,459,275
		189,196,375
TOTAL TAIWAN		192,297,264
UNITED KINGDOM - 0.2%
Consumer Staples - 0.1%
Tobacco - 0.1%
British American Tobacco PLC ADR	162,300	9,843,495
Financials - 0.1%
Banks - 0.1%
Barclays PLC ADR	297,000	8,167,500
Financial Services - 0.0%
Revolut Group Holdings Ltd (b)(c)(d)	3,622	6,960,651
TOTAL FINANCIALS		15,128,151
Industrials - 0.0%
Electrical Equipment - 0.0%
DPC Holdings PLC (e)	24,400	1,112,640
TOTAL UNITED KINGDOM		26,084,286
UNITED STATES - 92.9%
Communication Services - 15.9%
Diversified Telecommunication Services - 3.2%
Space Exploration Technologies Corp (f)	4,567,950	495,028,742
Space Exploration Technologies Corp (f)	373,667	38,469,578
Space Exploration Technologies Corp Class A (e)	45,893	4,973,424
		538,471,744
Entertainment - 0.5%
Netflix Inc (b)	992,440	71,167,872
ROBLOX Corp Class A (b)	496,700	17,682,520
Sphere Entertainment Co Class A (b)(e)	30,100	4,311,825
		93,162,217
Interactive Media & Services - 12.2%
Alphabet Inc Class A	4,533,260	1,614,429,884
Alphabet Inc Class C	119,500	42,619,675
Epic Games Inc (b)(c)(d)	1,076	438,653
Meta Platforms Inc Class A	669,110	372,500,228
Reddit Inc Class A (b)	164,800	23,182,416
		2,053,170,856
Media - 0.0%
Fox Corp Class A	64,000	3,726,720
TOTAL COMMUNICATION SERVICES		2,688,531,537
Consumer Discretionary - 12.3%
Automobiles - 1.3%
Rad Power Bikes Inc (b)(c)(d)	110,210	1
Rad Power Bikes Inc warrants 10/6/2033 (b)(c)(d)	74,246	1
Rivian Automotive Inc Class A (b)(e)	485,400	7,387,788
Tesla Inc (b)	663,205	206,396,028
		213,783,818
Broadline Retail - 5.7%
Amazon.com Inc (b)	3,479,400	944,935,452
Ollie's Bargain Outlet Holdings Inc (b)	37,400	2,747,778
		947,683,230
Hotels, Restaurants & Leisure - 2.1%
Brinker International Inc (b)	279,100	59,643,670
Carnival Corp Ltd	185,900	5,169,879
Cava Group Inc (b)(e)	89,400	5,831,562
Chipotle Mexican Grill Inc (b)	1,207,500	44,943,150
DoorDash Inc Class A (b)	200,800	39,388,928
Dutch Bros Inc Class A (b)(e)	208,000	13,692,640
Hilton Worldwide Holdings Inc	85,700	27,465,993
Jersey Mike's Subs Inc Class A	35,100	807,300
Marriott International Inc/MD Class A1	63,500	23,674,705
Starbucks Corp	767,600	80,789,900
Sweetgreen Inc Class A (b)(e)	130,100	839,145
Texas Roadhouse Inc	49,300	10,128,192
Viking Holdings Ltd (b)	51,600	5,384,460
Wingstop Inc	94,700	12,262,703
Wynn Resorts Ltd	299,430	29,736,393
		359,758,620
Household Durables - 0.8%
Garmin Ltd	11,000	3,231,580
SharkNinja Inc (b)(e)	867,090	140,269,149
		143,500,729
Specialty Retail - 2.2%
Bath & Body Works Inc	414,900	8,347,788
Carvana Co Class A (b)	815,000	50,823,400
Fanatics Inc Class A (b)(c)(d)	159,285	15,616,301
Floor & Decor Holdings Inc Class A (b)	147,800	8,508,846
Home Depot Inc/The	37,500	12,448,500
Lowe's Cos Inc	264,606	54,987,774
RH (b)(e)	205,739	34,053,919
Ross Stores Inc	149,200	37,459,644
TJX Cos Inc/The	291,300	45,833,142
Urban Outfitters Inc (b)	79,912	5,927,872
Victoria's Secret & Co (b)	591,418	52,446,948
Warby Parker Inc Class A (b)(e)	795,736	21,238,194
Wayfair Inc Class A (b)	358,520	30,438,348
		378,130,676
Textiles, Apparel & Luxury Goods - 0.2%
Capri Holdings Ltd (b)	800	12,744
PVH Corp	166,300	14,411,558
Ralph Lauren Corp Class A	18,500	7,036,290
Reformation Inc	28,500	462,270
Tapestry Inc	49,100	7,481,367
Tory Burch LLC Class A (b)(c)(d)(g)	106,817	3,391,440
		32,795,669
TOTAL CONSUMER DISCRETIONARY		2,075,652,742
Consumer Staples - 0.9%
Beverages - 0.1%
Celsius Holdings Inc (b)(e)	256,900	7,504,049
Coca-Cola Co/The	73,600	6,446,624
		13,950,673
Consumer Staples Distribution & Retail - 0.6%
BJ's Wholesale Club Holdings Inc (b)	35,300	3,451,634
Chobani Inc Class A (c)(d)(g)	617	2,856,698
Costco Wholesale Corp	10,300	9,804,467
Sprouts Farmers Market Inc (b)	129,400	11,278,504
Target Corp	545,200	78,775,948
		106,167,251
Household Products - 0.1%
Kimberly-Clark Corp (e)	92,400	10,100,244
Personal Care Products - 0.0%
elf Beauty Inc (b)(e)	22,500	1,865,024
Tobacco - 0.1%
JUUL Labs Inc Class A (b)(c)(d)	8,303,657	16,026,058
JUUL Labs Inc Class B (b)(c)(d)	2,450	4,729
		16,030,787
TOTAL CONSUMER STAPLES		148,113,979
Energy - 0.1%
Energy Equipment & Services - 0.0%
WaterBridge Infrastructure LLC Class A	73,500	2,515,170
Oil, Gas & Consumable Fuels - 0.1%
ExxonMobil Holdings Corp	103,900	16,150,216
TOTAL ENERGY		18,665,386
Financials - 2.0%
Banks - 0.1%
Bank of America Corp	143,900	8,914,605
Citigroup Inc	32,900	4,357,605
JPMorgan Chase & Co	13,200	4,643,628
		17,915,838
Capital Markets - 0.6%
Goldman Sachs Group Inc/The	33,200	33,810,216
Morgan Stanley	70,000	14,729,400
Robinhood Markets Inc Class A (b)	522,700	45,244,912
		93,784,528
Consumer Finance - 0.1%
Dave Inc Class A (b)(e)	11,300	4,211,397
Figure Technology Solutions Inc Class A (e)	226,500	5,642,115
		9,853,512
Financial Services - 1.2%
Affirm Holdings Inc Class A (b)	411,000	29,390,610
Mastercard Inc Class A	246,500	141,269,150
Remitly Global Inc (b)	127,600	2,905,452
Rocket Cos Inc Class A (b)(e)	309,103	3,987,429
Stripe Global Holdings Inc (c)(d)	19,900	1,313,002
Visa Inc Class A	86,100	31,523,793
		210,389,436
Insurance - 0.0%
MetLife Inc	35,900	3,451,067
Prudential Financial Inc	28,200	3,442,656
		6,893,723
TOTAL FINANCIALS		338,837,037
Health Care - 5.2%
Biotechnology - 1.3%
AbbVie Inc	251,200	63,036,128
Alnylam Pharmaceuticals Inc (b)	65,481	13,457,655
Cibus Inc Class A (b)(e)	133,771	258,178
Gilead Sciences Inc	631,200	82,188,552
Hemab Therapeutics Holdings Inc	43,800	2,082,690
Insmed Inc (b)	61,400	6,054,040
Janux Therapeutics Inc (b)	40,100	608,317
Kailera Therapeutics Inc (b)	109,300	1,851,542
Kymera Therapeutics Inc (b)	19,900	2,057,660
Legend Biotech Corp ADR (b)	85,600	1,587,880
Moderna Inc (b)	162,200	8,891,804
Oruka Therapeutics Inc (b)	24,000	2,316,240
Parabilis Medicines Inc	15,089	512,724
Praxis Precision Medicines Inc (b)	11,000	3,386,130
Revolution Medicines Inc (b)	29,300	5,494,629
Roivant Sciences Ltd (b)	152,600	5,174,666
Scholar Rock Holding Corp (b)	71,500	3,381,593
Travere Therapeutics Inc (b)	155,600	8,696,484
Vaxcyte Inc (b)	27,900	1,508,832
		212,545,744
Health Care Equipment & Supplies - 0.1%
Blink Health LLC Class A1 (b)(c)(d)	8,180	307,977
Kestra Medical Technologies Ltd (b)	74,500	1,700,835
Medline Inc Class A	205,600	8,075,968
		10,084,780
Health Care Providers & Services - 0.7%
CVS Health Corp	53,300	5,566,119
Guardant Health Inc (b)	73,600	11,922,464
UnitedHealth Group Inc	255,800	106,003,520
		123,492,103
Health Care Technology - 0.0%
HeartFlow Inc (b)	51,701	1,304,416
Life Sciences Tools & Services - 0.0%
Danaher Corp	25,900	5,049,982
Thermo Fisher Scientific Inc	2,800	1,608,040
		6,658,022
Pharmaceuticals - 3.1%
Avalyn Pharma Inc	52,200	1,502,838
Definium Therapeutics Inc (b)	74,400	3,237,888
Elanco Animal Health Inc (b)	126,500	3,335,805
Eli Lilly & Co	394,379	453,078,370
Enliven Therapeutics Inc (b)	59,100	3,239,271
Jazz Pharmaceuticals PLC (b)	24,900	6,296,214
Johnson & Johnson	134,900	34,581,615
Kardigan Inc	58,300	1,213,806
Roche Holding AG	11,250	4,920,527
Seaport Therapeutics Inc (b)(e)	43,700	894,102
Viatris Inc	707,800	12,428,968
		524,729,404
TOTAL HEALTH CARE		878,814,469
Industrials - 5.3%
Aerospace & Defense - 1.9%
Anduril Industries Inc Class B (b)(c)(d)	4,398	303,242
Anduril Industries Inc Class C (b)(c)(d)	2	137
Applied Aerospace & Defense Inc (e)	88,900	1,662,430
Arxis Inc Class A (e)	48,300	2,622,690
ATI Inc (b)	40,300	7,553,832
Axon Enterprise Inc (b)	60,000	31,665,600
Beta Technologies Inc Class A (b)	180,821	3,422,942
Boeing Co (b)	421,280	91,055,459
Carpenter Technology Corp	55,772	28,982,478
FTAI Aviation Ltd	89,000	18,334,000
GE Aerospace	196,800	70,861,776
Hawkeye 360 Inc	29,400	623,280
Howmet Aerospace Inc	199,800	56,395,548
Woodward Inc	8,400	3,030,300
		316,513,714
Building Products - 0.0%
Madison Air Solutions Corp Class A	154,700	4,495,582
Construction & Engineering - 0.6%
Comfort Systems USA Inc	48,100	83,198,089
IES Holdings Inc (b)	12,700	9,455,658
Sterling Infrastructure Inc (b)	9,000	5,370,930
		98,024,677
Electrical Equipment - 1.2%
Bloom Energy Corp Class A (b)	70,200	14,447,862
Empower Semiconductor Inc (c)(d)	224,700	24,717
Forgent Power Solutions Inc Class A (e)	185,900	6,184,893
GE Vernova Inc	151,100	149,632,819
Nextpower Inc Class A (b)	157,500	14,154,525
Regal Rexnord Corp	34,700	7,121,481
Vertiv Holdings Co Class A	34,700	8,382,479
		199,948,776
Ground Transportation - 0.2%
Neutron Holdings Inc (b)(e)	66,400	1,961,456
Neutron Holdings Inc (c)(f)	60,264	1,780,199
Old Dominion Freight Line Inc	22,600	4,794,364
Uber Technologies Inc (b)	286,900	20,186,284
XPO Inc (b)	37,700	7,576,569
		36,298,872
Industrial Conglomerates - 0.0%
3M Co	19,400	3,419,832
Machinery - 0.5%
Caterpillar Inc	50,500	41,147,905
Cummins Inc	33,100	20,992,020
PACCAR Inc	68,700	9,115,116
Parker-Hannifin Corp	1,800	1,757,754
RBC Bearings Inc (b)	13,200	7,277,292
Terex Corp	70,300	4,417,652
		84,707,739
Passenger Airlines - 0.8%
Delta Air Lines Inc	789,600	69,042,624
United Airlines Holdings Inc (b)	533,800	64,765,954
		133,808,578
Trading Companies & Distributors - 0.1%
Ferguson Enterprises Inc	34,000	7,967,220
United Rentals Inc	5,400	5,828,004
		13,795,224
TOTAL INDUSTRIALS		891,012,994
Information Technology - 50.5%
Communications Equipment - 0.6%
Arista Networks Inc (b)	59,400	10,712,790
Ciena Corp (b)	26,800	10,104,940
Lumentum Holdings Inc (b)	102,900	73,464,426
		94,282,156
Electronic Equipment, Instruments & Components - 1.0%
Amphenol Corp Class A	276,300	44,401,410
Coherent Corp (b)	120,100	31,573,089
Corning Inc	213,800	29,557,850
Flex Ltd (b)	162,200	18,450,250
Jabil Inc (e)	68,800	21,675,440
TD SYNNEX Corp	47,700	12,196,890
TTM Technologies Inc (b)(e)	123,200	14,222,208
		172,077,137
IT Services - 0.9%
Cloudflare Inc Class A (b)	208,400	58,139,432
MongoDB Inc Class A (b)	11,000	3,712,280
Snowflake Inc (b)	57,100	16,746,288
Twilio Inc Class A (b)	367,000	72,427,450
		151,025,450
Semiconductors & Semiconductor Equipment - 26.6%
Advanced Micro Devices Inc (b)	534,700	254,597,405
Applied Materials Inc	99,800	50,665,466
Astera Labs Inc (b)	296,600	92,310,818
Broadcom Inc	1,851,700	720,829,776
Cerebras Systems Inc (f)	191,700	36,188,072
Cerebras Systems Inc Class A (b)	43,500	8,643,885
GlobalFoundries Inc	156,290	7,812,937
Intel Corp (b)	305,000	27,511,000
KLA Corp	102,800	18,793,896
Lam Research Corp	281,700	82,543,734
MACOM Technology Solutions Holdings Inc (b)	72,300	18,179,112
Marvell Technology Inc	1,066,511	200,034,803
Micron Technology Inc	392,100	322,710,063
Monolithic Power Systems Inc	97,700	139,323,131
NVIDIA Corp	12,293,960	2,468,012,470
ON Semiconductor Corp (b)	186,600	15,228,426
Penguin Solutions Inc (b)	64,100	3,373,583
SiTime Corp (b)	5,100	2,729,520
Teradyne Inc	28,300	10,405,627
		4,479,893,724
Software - 8.7%
Applied Intuition Inc Class A (b)(c)(d)	5,601	511,371
AppLovin Corp Class A (b)	436,580	172,842,022
Atom Tickets LLC (b)(c)(d)(g)	344,068	3
Aurora Innovation Inc Class A (b)(e)	519,600	3,351,420
Braze Inc Class A (b)	101,100	2,519,412
Canva Inc Class A (b)(c)(d)	4,700	6,508,090
Celestial AI Inc (Milestone 1) rights (b)(c)(d)	225,367	777,517
Celestial AI Inc (Milestone 2) rights (b)(c)(d)	225,367	434,958
Celestial AI Inc (Milestone 3) rights (b)(c)(d)	225,367	92,400
Celestial AI Inc escrow shares (c)(d)	225,367	2
Crowdstrike Holdings Inc Class A (b)	475,843	90,819,395
Datadog Inc Class A (b)	27,100	7,261,987
Figma Inc Class A (b)(e)	194,900	4,739,968
Klaviyo Inc Class A (b)(e)	178,800	3,189,792
Microsoft Corp	1,989,200	924,421,025
OpenAI Group Pbc Class A (c)(d)	9,700	6,670,593
Oracle Corp	658,900	85,571,343
Palantir Technologies Inc Class A (b)	433,100	53,297,286
Palo Alto Networks Inc (b)	257,800	85,545,774
Salesforce Inc	43,710	8,043,514
ServiceNow Inc (b)	90,100	10,021,823
ServiceTitan Inc Class A (b)	57,200	4,751,032
Tanium Inc Class B (b)(c)(d)	151,000	1,238,200
Via Transportation Inc Class A (b)(e)	173,800	3,535,092
		1,476,144,019
Technology Hardware, Storage & Peripherals - 12.7%
Apple Inc	4,941,736	1,526,551,668
Dell Technologies Inc Class C	88,800	35,996,856
Sandisk Corp (b)	170,700	207,371,481
Seagate Technology Holdings PLC	115,700	99,054,241
Western Digital Corp	499,500	272,147,580
		2,141,121,826
TOTAL INFORMATION TECHNOLOGY		8,514,544,312
Materials - 0.1%
Construction Materials - 0.1%
James Hardie Industries PLC (b)	344,700	9,062,163
Real Estate - 0.6%
Health Care REITs - 0.6%
Welltower Inc	416,084	97,546,733
Real Estate Management & Development - 0.0%
Compass Inc Class A (b)	651,400	7,419,446
TOTAL REAL ESTATE		104,966,179
Utilities - 0.0%
Electric Utilities - 0.0%
Entergy Corp	45,900	4,939,758
TOTAL UNITED STATES		15,673,140,556
ZAMBIA - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
First Quantum Minerals Ltd (b)	266,900	7,398,605
TOTAL COMMON STOCKS (Cost $6,688,429,066)		16,421,930,280

Convertible Corporate Bonds - 0.0%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.0%
Financials - 0.0%
Financial Services - 0.0%
Tenstorrent Holdings Inc 15% 12/31/2026 (c)(d) (Cost $500,699)	500,700	585,819

Convertible Preferred Stocks - 1.8%
	Shares	Value ($)
CANADA - 0.0%
Information Technology - 0.0%
Software - 0.0%
Taalas Inc Series B (b)(c)(d)	26,500	3,693,570
CHINA - 0.1%
Communication Services - 0.1%
Interactive Media & Services - 0.1%
Bytedance Ltd Series E1 (b)(c)(d)	37,119	12,266,716
ESTONIA - 0.0%
Information Technology - 0.0%
Software - 0.0%
Bolt Technology OU Series E (b)(c)(d)	18,160	3,669,527
INDIA - 0.0%
Consumer Discretionary - 0.0%
Specialty Retail - 0.0%
Valuedrive Technologies Pvt Ltd Series A (c)(d)	278	425,170
Valuedrive Technologies Pvt Ltd Series B (c)(d)	558	853,400
Valuedrive Technologies Pvt Ltd Series C (c)(d)	2	3,059
Valuedrive Technologies Pvt Ltd Series C1 (c)(d)	2	3,058
Valuedrive Technologies Pvt Ltd Series G (c)(d)	3,576,400	1,519,192
Valuedrive Technologies Pvt Ltd Series S2 (c)(d)	135	206,468

TOTAL INDIA		3,010,347
ISRAEL - 0.1%
Industrials - 0.1%
Electrical Equipment - 0.1%
Element Labs Inc Series A (b)(c)(d)	150,300	3,529,044
Element Labs Inc Series B (b)(c)(d)	119,900	2,893,187
TOTAL INDUSTRIALS		6,422,231
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Xsight Labs Ltd Series D (b)(c)(d)	140,500	1,799,805
Xsight Labs Ltd Series F (b)(c)(d)	280,336	2,912,691
Xsight Labs Ltd Series G (c)(d)	26,600	446,614
TOTAL INFORMATION TECHNOLOGY		5,159,110
TOTAL ISRAEL		11,581,341
UNITED KINGDOM - 0.0%
Information Technology - 0.0%
Software - 0.0%
Nscale Limited Series B (c)(d)	60,000	1,256,400
UNITED STATES - 1.6%
Consumer Discretionary - 0.0%
Automobiles - 0.0%
Rad Power Bikes Inc Series A (b)(c)(d)	14,368	0
Rad Power Bikes Inc Series C (b)(c)(d)	56,537	1
Waymo LLC Series A2 (b)(c)(d)	15,200	2,564,696
Waymo LLC Series C2 (b)(c)(d)	25,928	4,260,489
TOTAL CONSUMER DISCRETIONARY		6,825,186
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
GoBrands Inc Series G (b)(c)(d)	19,600	935,116
Food Products - 0.0%
AgBiome LLC Series C (b)(c)(d)	266,499	3
Tobacco - 0.0%
JUUL Labs Inc Series C (b)(c)(d)	660,029	1,273,856
JUUL Labs Inc Series D (b)(c)(d)	5,110	9,862
		1,283,718
TOTAL CONSUMER STAPLES		2,218,837
Financials - 0.1%
Financial Services - 0.1%
Akeana Series C (b)(c)(d)	65,000	767,650
Stripe Global Holdings Inc Series H (c)(d)	8,700	574,026
Stripe Global Holdings Inc Series I (c)(d)	135,124	8,915,482
Tenstorrent Holdings Inc Series D1 (b)(c)(d)	18,067	1,605,614
TOTAL FINANCIALS		11,862,772
Health Care - 0.1%
Biotechnology - 0.0%
Castle Creek Biosciences Inc Series B (b)(c)(d)	1,069	153,786
Castle Creek Biosciences Inc Series D2 (b)(c)(d)	642	94,239
		248,025
Health Care Equipment & Supplies - 0.0%
Blink Health LLC Series C (b)(c)(d)	27,197	1,023,967
Blink Health LLC Series D (b)(c)(d)	5,797	218,257
		1,242,224
Health Care Technology - 0.1%
Oura Inc Series D (c)(d)	156,533	8,994,386
Oura Inc Series E (c)(d)	193,277	11,105,697
		20,100,083
TOTAL HEALTH CARE		21,590,332
Industrials - 0.1%
Aerospace & Defense - 0.1%
Anduril Industries Inc Series F (b)(c)(d)	87,397	6,026,023
Anduril Industries Inc Series G (b)(c)(d)	41,100	2,833,845
		8,859,868
Air Freight & Logistics - 0.0%
Zipline International Inc Series G (b)(c)(d)	46,703	3,006,739
Zipline International Inc Series H (c)(d)	45,100	2,903,538
		5,910,277
TOTAL INDUSTRIALS		14,770,145
Information Technology - 1.3%
Electronic Equipment, Instruments & Components - 0.0%
Cellink Corp Series D-1 (c)(d)	10,700	222,453
Frore Systems Inc Series C (b)(c)(d)	63,198	1,816,943
		2,039,396
Semiconductors & Semiconductor Equipment - 0.0%
Alif Semiconductor Series D (b)(c)(d)	37,600	1,261,480
Danger Devices Inc Series B (b)(c)(d)	719,800	647,820
Retym Inc Series C (b)(c)(d)	168,905	2,055,574
Retym Inc Series D (b)(c)(d)	30,943	393,285
		4,358,159
Software - 1.2%
Anthropic PBC Series D-1 (b)(c)(d)	67,650	42,141,892
Anthropic PBC Series E (b)(c)(d)	6,400	3,769,664
Anthropic PBC Series F (c)(d)	50,300	29,627,203
Anthropic PBC Series G (c)(d)	45,600	26,858,856
Anthropic PBC Series H (c)(d)	4,700	2,768,347
Applied Intuition Inc Series A2 (b)(c)(d)	7,292	665,760
Applied Intuition Inc Series B2 (b)(c)(d)	3,516	321,010
Crusoe Energy Systems LLC Series D (b)(c)(d)	52,338	8,360,472
Crusoe Energy Systems LLC Series E (c)(d)	30,554	4,880,696
Databricks Inc Series G (b)(c)(d)	51,900	12,468,456
Databricks Inc Series I (b)(c)(d)	1,191	286,126
Databricks Inc Series J (b)(c)(d)	32,584	7,827,980
Databricks Inc Series K (c)(d)	10,100	2,426,424
Databricks Inc Series L (c)(d)	40,900	9,825,816
Dataminr Inc Series D, 8% (b)(c)(d)	115,901	624,706
Density AI Inc (c)(d)	436,000	754,280
Lyte AI Inc Series B (b)(c)(d)	117,675	3,622,037
Lyte AI Inc Series C (c)(d)	10,358	381,277
MOLOCO Inc Series A (b)(c)(d)	19,537	1,585,232
Nuro Inc/DE Series E (b)(c)(d)	75,109	856,994
OpenAI Group Pbc Series A-2 (c)(d)	26,645	18,323,500
OpenAI Group Pbc Series A-3 (c)(d)	7,885	5,422,436
Physical Intelligence Inc Series B (c)(d)	3,700	1,714,395
Physical Intelligence Inc Series C (c)(d)	389	195,321
Runway AI Inc Series D (b)(c)(d)	91,910	1,344,644
Runway AI Inc Series E (c)(d)	5,937	86,858
Skyryse Inc Series C (c)(d)	48,000	1,154,880
World Labs Technologies Inc Series C (c)(d)	14,500	4,541,835
		192,837,097
Technology Hardware, Storage & Peripherals - 0.1%
Lightmatter Inc Series C1 (b)(c)(d)	77,697	4,750,395
Lightmatter Inc Series C2 (b)(c)(d)	12,204	762,872
Lightmatter Inc Series D (b)(c)(d)	62,356	4,792,682
		10,305,949
TOTAL INFORMATION TECHNOLOGY		209,540,601
Materials - 0.0%
Metals & Mining - 0.0%
Diamond Foundry Inc Series C (b)(c)(d)	125,000	4,251,250
Utilities - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Redwood Materials Series E (c)(d)	2,854	123,378
TOTAL UNITED STATES		271,182,501
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $137,178,187)		306,660,402

Non-Convertible Preferred Stocks - 0.0%
	Shares	Value ($)
UNITED STATES - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
Castle Creek Biosciences Inc Series A4 (b)(c)(d) (Cost $3,185,523)	9,636	1,412,252

Preferred Securities - 0.0%
	Principal Amount (a)	Value ($)
CANADA - 0.0%
Information Technology - 0.0%
Software - 0.0%
Taalas Inc 0% (c)(d)(h)	472,410	485,685
UNITED STATES - 0.0%
Consumer Discretionary - 0.0%
Automobiles - 0.0%
Rad Power Bikes Inc 8% 12/31/2199 (c)(d)	74,246	23,444
TOTAL PREFERRED SECURITIES (Cost $546,656)		509,129

Money Market Funds - 0.8%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (i)	3.69	36,215,421	36,222,664
Fidelity Securities Lending Cash Central Fund (i)(j)	3.72	106,955,878	106,966,574
TOTAL MONEY MARKET FUNDS (Cost $143,187,887)			143,189,238

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $6,973,028,018)	16,874,287,120
NET OTHER ASSETS (LIABILITIES) - 0.1%	19,445,373
NET ASSETS - 100.0%	16,893,732,493

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $379,792,949 or 2.2% of net assets.

(d)	Level 3 security.
(e)	Security or a portion of the security is on loan at period end.
(f)
Security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. At the end of the period, the total value of unadjusted equity securities subject to contractual sale restrictions is $572,805,672 with varying restriction expiration dates. Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

(g)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(h)	Security is perpetual in nature with no stated maturity date.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
AgBiome LLC Series C	6/29/2018	1,687,925

Akeana Series C	1/23/2024	829,452

Alif Semiconductor Series D	4/11/2025	1,015,843

Anduril Industries Inc Class B	6/16/2025	179,803

Anduril Industries Inc Class C	6/16/2025	81

Anduril Industries Inc Series F	8/7/2024	1,899,714

Anduril Industries Inc Series G	4/17/2025	1,680,283

Ant International Co Ltd Class C	5/16/2018	2,989,179

Anthropic PBC Series D-1	5/31/2024	2,029,804

Anthropic PBC Series E	2/14/2025	358,954

Anthropic PBC Series F	8/18/2025	7,090,670

Anthropic PBC Series G	1/27/2026	11,816,621

Anthropic PBC Series H	5/28/2026	2,768,345

Applied Intuition Inc Class A	7/2/2024	334,351

Applied Intuition Inc Series A2	7/2/2024	435,295

Applied Intuition Inc Series B2	7/2/2024	209,887

Atom Tickets LLC	8/15/2017	1,999,998

Blink Health LLC Class A1	12/30/2020 - 6/17/2024	233,946

Blink Health LLC Series C	11/7/2019 - 1/21/2021	1,038,273

Blink Health LLC Series D	6/17/2024 - 6/25/2024	243,474

Bolt Technology OU Series E	1/3/2022	4,717,904

Bytedance Ltd Series E1	11/18/2020	4,067,284

Canva Inc Class A	8/19/2025 - 11/12/2025	7,736,858

Castle Creek Biosciences Inc Series A4	9/29/2016	3,185,523

Castle Creek Biosciences Inc Series B	10/9/2018	440,268

Castle Creek Biosciences Inc Series D2	6/28/2021	110,199

Celestial AI Inc (Milestone 1) rights	2/25/2025	469,010

Celestial AI Inc (Milestone 2) rights	2/25/2025	360,379

Celestial AI Inc (Milestone 3) rights	2/25/2025	105,182

Celestial AI Inc escrow shares	2/25/2025	0

Cellink Corp Series D-1	7/17/2026	222,816

Chobani Inc Class A	10/14/2025	2,749,570

Crusoe Energy Systems LLC Series D	12/10/2024	1,526,796

Crusoe Energy Systems LLC Series E	10/8/2025	2,566,788

Danger Devices Inc Series B	3/5/2025	648,180

Databricks Inc Series G	2/1/2021	3,068,465

Databricks Inc Series I	9/14/2023	87,539

Databricks Inc Series J	12/17/2024	3,014,020

Databricks Inc Series K	9/8/2025	1,515,000

Databricks Inc Series L	12/18/2025	7,771,000

Dataminr Inc Series D, 8%	3/6/2015	1,477,738

Density AI Inc	12/5/2025	649,633

Diamond Foundry Inc Series C	3/15/2021	3,000,000

Element Labs Inc Series A	2/11/2025	554,396

Element Labs Inc Series B	6/27/2025	1,052,590

Empower Semiconductor Inc	7/7/2026	24,717

Epic Games Inc	7/30/2020	618,700

Fanatics Inc Class A	8/13/2020	2,754,037

Frore Systems Inc Series C	5/10/2024	1,015,617

GoBrands Inc Series G	3/2/2021	4,894,459

JUUL Labs Inc Class A	2/23/2024 - 11/4/2025	11,277,292

JUUL Labs Inc Class B	11/21/2017	0

JUUL Labs Inc Series C	5/22/2015 - 7/6/2018	0

JUUL Labs Inc Series D	6/25/2018 - 7/6/2018	0

Lightmatter Inc Series C1	5/19/2023	1,278,644

Lightmatter Inc Series C2	12/18/2023	317,326

Lightmatter Inc Series D	10/11/2024	5,002,853

Lyte AI Inc Series B	8/13/2024	1,492,837

Lyte AI Inc Series C	6/24/2026	381,577

MOLOCO Inc Series A	6/26/2023	1,172,220

Neurona Therapeutics Inc	6/1/2026	0

Neurona Therapeutics Inc	6/1/2026	9,843

Neurona Therapeutics Inc escrow shares	6/1/2026	49,215

Neurona Therapeutics Inc milestone 2 rights	6/1/2026	3,281

Neurona Therapeutics Inc milestone 3 rights	6/1/2026	3,281

Neurona Therapeutics Inc milestone 4 rights	6/1/2026	3,281

Neutron Holdings Inc	7/3/2018 - 2/4/2021	2,824,194

Nscale Limited Series B	9/25/2025	379,880

Nuro Inc/DE Series E	4/1/2025	960,906

OpenAI Group Pbc Class A	9/3/2025	4,171,000

OpenAI Group Pbc Series A-2	9/30/2024	5,005,573

OpenAI Group Pbc Series A-3	4/11/2025	2,419,640

Oura Inc Series D	12/18/2024	4,021,333

Oura Inc Series E	9/24/2025	10,353,849

Physical Intelligence Inc Series B	10/24/2025	1,004,769

Physical Intelligence Inc Series C	5/28/2026	195,630

Rad Power Bikes Inc	1/21/2021	531,635

Rad Power Bikes Inc 8% 12/31/2199	10/6/2023	74,246

Rad Power Bikes Inc Series A	1/21/2021	69,309

Rad Power Bikes Inc Series C	1/21/2021	272,725

Rad Power Bikes Inc warrants 10/6/2033	10/6/2023	0

Redwood Materials Series E	10/20/2025	136,238

Retym Inc Series C	5/17/2023 - 6/20/2023	1,314,385

Retym Inc Series D	1/29/2025	327,593

Revolut Group Holdings Ltd	12/27/2024 - 1/28/2026	3,852,711

Runway AI Inc Series D	9/6/2024	996,468

Runway AI Inc Series E	11/4/2025	86,847

Skyryse Inc Series C	9/16/2025 - 11/21/2025	1,297,162

Stripe Global Holdings Inc	5/18/2021	798,554

Stripe Global Holdings Inc Series H	3/15/2021	349,088

Stripe Global Holdings Inc Series I	3/20/2023 - 5/12/2023	2,720,606

Taalas Inc 0%	12/23/2025	472,410

Taalas Inc Series B	2/19/2025	1,455,205

Taalas Inc warrants	12/23/2025	95,390

Tanium Inc Class B	4/21/2017	749,609

Tenstorrent Holdings Inc 15% 12/31/2026	2/25/2026	500,699

Tenstorrent Holdings Inc Series D1	7/16/2024 - 1/15/2025	1,424,157

Tory Burch LLC Class A	5/14/2015	7,600,030

Trade Republic Bank GmbH	12/16/2025	3,122,901

Valuedrive Technologies Pvt Ltd Series A	2/12/2026	367,463

Valuedrive Technologies Pvt Ltd Series B	2/12/2026	737,569

Valuedrive Technologies Pvt Ltd Series C	2/12/2026	2,403

Valuedrive Technologies Pvt Ltd Series C1	2/12/2026	2,402

Valuedrive Technologies Pvt Ltd Series G	2/12/2026	1,491,993

Valuedrive Technologies Pvt Ltd Series S2	2/12/2026	162,188

Waymo LLC Series A2	5/8/2020	1,305,181

Waymo LLC Series C2	10/18/2024	2,027,604

World Labs Technologies Inc Series C	2/17/2026	3,773,458

Xsight Labs Ltd Series D	2/16/2021	1,123,438

Xsight Labs Ltd Series F	1/11/2024 - 12/30/2024	1,297,956

Xsight Labs Ltd Series G	5/7/2026 - 7/10/2026	447,944

Xsight Labs Ltd warrants 7/24/2032	1/11/2024 - 12/30/2024	0

Zipline International Inc Series G	6/7/2024	1,959,018

Zipline International Inc Series H	12/3/2025	2,537,518

Additional information on each lock-up restriction is as follows:
Security	Restriction Expiration Date
Cerebras Systems Inc	11/10/2026

Manipal Health Enterprises Ltd	10/31/2026

Manipal Health Enterprises Ltd	9/1/2026

Neutron Holdings Inc	12/30/2026

Space Exploration Technologies Corp	12/8/2026

Space Exploration Technologies Corp	12/8/2026

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	56,535,950	2,183,294,082	2,203,615,398	2,474,295	6,679	1,351	36,222,664	36,215,421
Fidelity Securities Lending Cash Central Fund	52,550,567	844,459,575	790,043,832	266,873	264	-	106,966,574	106,955,878
	109,086,517	3,027,753,657	2,993,659,230	2,741,168	6,943	1,351	143,189,238

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	2,688,531,537	2,154,594,564	533,498,320	438,653
Consumer Discretionary	2,193,726,646	2,160,028,575	14,690,328	19,007,743
Consumer Staples	159,331,637	139,069,989	1,374,163	18,887,485
Energy	29,900,270	29,900,270	-	-
Financials	382,818,698	345,691,535	24,572,516	12,554,647
Health Care	936,624,860	925,796,723	10,352,826	475,311
Industrials	894,594,496	892,486,201	1,780,199	328,096
Information Technology	8,989,091,340	8,861,590,921	110,248,776	17,251,643
Materials	37,404,859	27,034,409	10,370,450	-
Real Estate	104,966,179	104,966,179	-	-
Utilities	4,939,758	4,939,758	-	-

Convertible Corporate Bonds
Financials	585,819	-	-	585,819

Convertible Preferred Stocks
Communication Services	12,266,716	-	-	12,266,716
Consumer Discretionary	9,835,533	-	-	9,835,533
Consumer Staples	2,218,837	-	-	2,218,837
Financials	11,862,772	-	-	11,862,772
Health Care	21,590,332	-	-	21,590,332
Industrials	21,192,376	-	-	21,192,376
Information Technology	223,319,208	-	-	223,319,208
Materials	4,251,250	-	-	4,251,250
Utilities	123,378	-	-	123,378

Non-Convertible Preferred Stocks
Health Care	1,412,252	-	-	1,412,252

Preferred Securities
Consumer Discretionary	23,444	-	-	23,444
Information Technology	485,685	-	-	485,685

Money Market Funds	143,189,238	143,189,238	-	-
Total Investments in Securities:	16,874,287,120	15,789,288,362	706,887,578	378,111,180
The following is a reconciliation of consolidated Investments in Securities for which Level 3 inputs were used in determining value. Beginning balances have been updated to conform to current period presentation, as applicable.
	Beginning Balance ($)	Net Realized Gain (Loss) on Investment Securities ($)	Net Unrealized Gain (Loss) on Investment Securities ($)	Cost of Purchases ($)	Proceeds of Sales ($)	Amortization/ Accretion ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Ending Balance ($)	The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2026 ($)
Common Stocks	99,590,260	4,402,297	6,142,021	34,219,512	(25,825,832)	-	-	(49,584,680)	68,943,578	12,688,588
Convertible Preferred Stocks	280,144,840	4,280,727	129,211,354	73,574,265	(36,454,384)	-	-	(144,096,400)	306,660,402	151,031,898
Non-Convertible Preferred Stocks	1,963,624	-	(551,372)	-	-	-	-	-	1,412,252	(551,372)
Convertible Corporate Bonds	1,751,992	(22,391)	(1,095,482)	500,700	(549,000)	-	-	-	585,819	85,119
Preferred Securities	1,437,276	(84,434)	(113,536)	476,723	(1,206,900)	-	-	-	509,129	(7,648)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in net gain (loss) on the Fund's consolidated Statement of Operations.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$16,731,097,882
Investments in securities, at value - affiliated issuers	143,189,238
Cash	773,323
Restricted cash	4,480
Foreign currency held at value	6,490,856
Receivable for investments sold	22,971,748
Receivable for fund shares sold	492,568,732
Dividends receivable	1,702,941
Interest receivable	32,455
Distributions receivable from affiliated funds	128,426
Other receivables	675,808
Total assets	17,399,635,889
Liabilities
Payable for investments purchased	393,805,639
Payable for fund shares redeemed	1,105,315
Other payables and accrued expenses	4,037,572
Collateral on securities loaned	106,954,870
Total liabilities	505,903,396
Net Assets	$16,893,732,493
Net assets consist of:
Paid in capital	5,591,628,625
Total accumulated earnings (loss)	11,302,103,868
Net Assets	$16,893,732,493

Net Asset Value and Maximum Offering
Net Asset Value, offering price and redemption price per share ($16,893,732,493/656,601,213 shares)	$25.73

Other Information
Unaffiliated issuers, cost	6,829,840,131
Affiliated issuers, cost	143,187,887
Foreign currency holdings, cost	6,483,130
Securities loaned, market value	132,181,171
Consolidated Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$56,832,674
Dividends - affiliated issuers	2,741,168
Security lending income - unaffiliated issuers	31,925
Interest	227,767
Total investment income	59,833,534
Expenses
Custodian fees and expenses	270,510
Independent trustees' fees and expenses	51,284
Legal	12
Interest	134,221
Total expenses	456,027
Expense reimbursements and reductions	(4,586)
Total expenses after reductions	451,441
Net investment income (loss)	59,382,093
Net realized gain (loss)
Investments - unaffiliated issuers	1,626,304,204
Investments - affiliated issuers	6,943
Foreign currency transactions	(285,523)
Futures contracts	6,801,261
Net realized gain (loss)	1,632,826,885
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	1,674,066,119
Investments - affiliated issuers	1,351
Assets and liabilities in foreign currencies	69,084
Total change in net unrealized appreciation (depreciation)	1,674,136,554
Net gain (loss)	3,306,963,439
Net increase (decrease) in net assets resulting from operations	$3,366,345,532
Other Information
Income from securities lending - Affiliated Issuers	266,873
Realized gain loss on foreign taxes	(2,248,829)
Change in unrealized gain loss on foreign taxes	400,336

Consolidated Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$59,382,093	$55,893,907
Net realized gain (loss)	1,632,826,885	470,944,131
Change in net unrealized appreciation (depreciation)	1,674,136,554	2,338,077,913
Net increase (decrease) in net assets resulting from operations	3,366,345,532	2,864,915,951
Distributions to shareholders
Distributions to shareholders	(545,744,803)	(1,029,456,671)
Total distributions	(545,744,803)	(1,029,456,671)
Net increase (decrease) in net assets resulting from share transactions	288,566,737	887,880,429
Total increase (decrease) in net assets	3,109,167,466	2,723,339,709
Net Assets
Beginning of period	13,784,565,027	11,061,225,318
End of period	$16,893,732,493	$13,784,565,027
Consolidated Financial Highlights
Fidelity® Series Blue Chip Growth Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$21.68	$19.14	$14.69	$11.98	$19.34
Income from Investment Operations
Net investment income (loss) A, B	.09	.09	.08	.07	.07
Net realized and unrealized gain (loss)	4.82	4.22	4.45	3.03	(3.37)
Total from investment operations	4.91	4.31	4.53	3.10	(3.30)
Distributions
Distributions from net investment income	(.09)	(.14)	(.08)	(.06)	(.05)
Distributions from net realized gain	(.77)	(1.63)	-	(.33)	(4.00)
Total distributions	(.86)	(1.77)	(.08)	(.39)	(4.06) C
Net asset value, end of period	$25.73	$21.68	$19.14	$14.69	$11.98
Total Return D	23.26%	24.54%	31.05%	26.84%	(22.51)%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	-% G	-% G	.01%	-% G	-% G
Ratio of expenses to average net assets net of fee waivers, if any	-% G	-% G	.01%	-% G	-% G
Ratio of expenses to average net assets net of all reductions, if any	-% G	-% G	.01%	-% G	-% G
Ratio of net investment income (loss) to average net assets	.38%	.46%	.47%	.64%	.45%
Net assets, end of period	$16,893,732,493	$13,784,565,027	$11,061,225,318	$8,860,419,087	$7,124,935,545
Portfolio turnover rate H	51%	50%	29%	38%	48%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount represents less than .005%.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Consolidated Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® Series Blue Chip Growth Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's consolidated financial statements and consolidated financial highlights. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Convertible Corporate Bonds and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities  may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For any foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities  are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Common Stocks	$68,943,578	Discounted cash flow	Discount rate	3.9% - 20.0% / 12.0%	Decrease
			Term	0.4 - 11.9 / 2.6	Increase
			Probability rate	2.5% - 90.0% / 65.2%	Increase
		Market approach	Transaction price	$16.84	Increase
			Discount rate	80.00%	Decrease
		Recovery value	Recovery value	$0.00	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	3.1 - 31.1 / 10.0	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	7.3 - 23.5 / 14.7	Increase
			Enterprise value/Net income multiple (EV/NI)	29.5 - 38.2 / 32.2	Increase
		Black scholes	Discount rate	4.0% - 4.4% / 4.3%	Increase
			Term	1.0 - 5.0 / 3.3	Increase
			Volatility	70.0% - 80.0% / 71.5%	Increase
		Book value	Book value multiple	1.3	Increase
Convertible Preferred Stocks	$306,660,402	Market approach	Transaction price	$0.90 - $502.90 / $145.99	Increase
			Discount rate	5.0% - 25.0% / 13.2%	Decrease
			Premium rate	20.0% - 30.0% / 26.3%	Increase
		Recovery value	Recovery value	$0.00	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	1.5 - 51.7 / 18.0	Increase
			Enterprise value/Gross profit multiple (EV/GP)	9.3 - 12.0 / 11.6	Increase
		Black scholes	Discount rate	4.2% - 4.4% / 4.4%	Increase
			Term	2.0 - 5.0 / 3.8	Increase
			Volatility	40.0% - 90.0% / 67.3%	Increase
Non-Convertible Preferred Stocks	$1,412,252	Market approach	Transaction price	$215.03	Increase
			Discount rate	25.00%	Decrease
		Black scholes	Discount rate	4.40%	Increase
			Term	3	Increase
			Volatility	85.00%	Increase
Convertible Corporate Bonds	$585,819	Discounted cash flow	Discount rate	20.0% - 25.3% / 22.6%	Decrease
			Probability rate	0.0% - 70.0% / 26.7%	Increase
		Black scholes	Discount rate	3.8% - 3.9% / 3.8%	Increase
			Term	0.1 - 0.2 / 0.1	Increase
			Volatility	40.0% - 80.0% / 60.0%	Increase
Preferred Securities	$509,129	Discounted cash flow	Discount rate	17.60%	Decrease
			Term	1.0 - 3.4 / 2.2	Increase
			Probability rate	10.0% - 70.0% / 33.3%	Increase
		Recovery value	Recovery value	$8.93	Increase

* Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end, as well as a roll forward of Level 3 instruments, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Fidelity® Series Blue Chip Growth Fund filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims and is presented in the Consolidated Statement of Operations as described above. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Fund is subject to a tax imposed on capital gains by certain countries in which the Fund invests. Any estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the applicable Fund's Consolidated Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the Consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: certain foreign taxes, foreign currency transactions, futures transactions, partnerships, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® Series Blue Chip Growth Fund	7,014,037,404	10,172,267,887	(312,018,171)	9,860,249,716

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® Series Blue Chip Growth Fund	111,912,573	1,333,363,738	9,860,323,590

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Series Blue Chip Growth Fund	86,810,285	458,934,518	545,744,803

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Series Blue Chip Growth Fund	82,985,965	946,470,706	1,029,456,671

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Consolidated Subsidiary.
Certain investments are held through a wholly-owned subsidiary (Subsidiary), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	Amount ($)	% of Total Assets
Fidelity ® Series Blue Chip Growth Fund	9,317,984	0.06

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as deferred taxes in the Consolidated Statement of Assets and Liabilities and included in change in net unrealized appreciation (depreciation) on investment securities in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as restricted cash in the Consolidated Statement of Assets and Liabilities, if applicable.

Consolidated Special Purpose Vehicle. Certain private equity of Indian issuers are held through a wholly owned special purpose vehicle (SPV). As of period end, investments in SPVs were as follows:

	SPV Name	Amount ($)	% of Total Assets
Fidelity ® Series Blue Chip Growth Fund	Fid FDI 2611, LLC	2,890,115	0.02

The financial statements have been consolidated to include the SPV accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

  3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments.
The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund.

Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Consolidated Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Derivative Instruments by Primary Risk Exposure. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the value of derivatives at period end, as well as the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Consolidated Statement of Operations.

Primary Risk Exposure / Derivative Type	Values of Derivative Assets ($)	Values of Derivative Liabilities ($)	Net Realized Gain (Loss) ($)	Change in Net Unrealized Appreciation (Depreciation) ($)
Fidelity® Series Blue Chip Growth Fund
Equity Risk
Futures Contracts	-	-	6,801,261	-
Total Equity Risk	-	-	6,801,261	-

Totals	-	-	6,801,261	-

Value of Derivative Assets/Liabilities Legend
For futures contracts, reflects gross cumulative appreciation (depreciation) as presented in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, the period end variation margin is included in receivable or payable for variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily. Subsequent payments from or to a fund are made as needed depending on the fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in variation margin on futures contracts in the Consolidated Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Consolidated Statement of Operations.

Any open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Any securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Consolidated Statement of Assets and Liabilities.

  4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® Series Blue Chip Growth Fund	7,832,705,523	8,171,107,461

  5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provides the Fund with investment management related services.

The Fund does not pay a management fee for these services.

Under the management contract, the investment adviser pays all other operating expenses, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® Series Blue Chip Growth Fund	80,694

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds.

At period end, there were no interfund loans outstanding.

Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate (%)	Interest expense ($)
Fidelity® Series Blue Chip Growth Fund	Borrower	21,019,200	4.04	129,739

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® Series Blue Chip Growth Fund	710,926,232	530,567,716	121,285,841

  6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Consolidated Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Consolidated Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® Series Blue Chip Growth Fund	32,191	733	18,414

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Consolidated Schedule of Investments or Consolidated Statement of Assets and Liabilities.

Amount ($)
Fidelity® Series Blue Chip Growth Fund	29,780,090

  8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Consolidated Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance ($)	Weighted Average Interest Rate(%)	Interest expense ($)
Fidelity® Series Blue Chip Growth Fund	7,794,000	4.14	4,482

  9. Expense Reductions.
Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® Series Blue Chip Growth Fund	4,586

  10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025
Fidelity® Series Blue Chip Growth Fund
Fidelity® Series Blue Chip Growth Fund	545,744,803	1,029,456,671
Total	545,744,803	1,029,456,671

  11. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® Series Blue Chip Growth Fund
Shares sold	157,152,709	188,408,026	3,737,109,316	3,514,663,891
Reinvestment of distributions	24,371,299	57,604,226	545,744,803	1,029,456,671
Shares redeemed	(160,882,431)	(188,105,026)	(3,994,287,382)	(3,656,240,133)
Net increase (decrease)	20,641,577	57,907,226	288,566,737	887,880,429

  12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

  13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Series Blue Chip Growth Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Fidelity Series Blue Chip Growth Fund (the "Fund"), a fund of Fidelity Securities Fund, including the consolidated schedule of investments, as of July 31, 2026, the related consolidated statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 16, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2026, $1,442,864,172, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $4,038,891 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 77% and 38% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 86.57% and 41.26% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.64% and 0.62% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the consolidated financial statements for each Fund as part of Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Blue Chip Growth Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2026 meeting, the Board of Trustees voted to continue the fund's Advisory Contracts, without modification, for two months from June 1, 2026 through July 31, 2026. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2026, with the understanding that the Board would consider the annual renewal for a full one year period in July 2026.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and its applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, and noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts. Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds, 529 plans and collective investment trusts that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through November 30, 2028.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.967985.112
XS1-ANN-0926
Fidelity® Real Estate Income Fund

Annual Report
July 31, 2026
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Real Estate Income Fund
Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Asset-Backed Securities - 1.5%
	Principal Amount (a)	Value ($)
UNITED STATES - 1.5%
CNSL Series 2025-4A Class C, 8.098% 12/20/2055 (j)	5,000,000	5,081,620
Consolidated Communications LLC / Fidium Fiber Fin Holdco LLC Series 2025-1A Class C, 9.408% 5/20/2055 (j)	4,743,000	4,903,541
Home Partners of America Trust Series 2019-2 Class F, 3.866% 10/19/2039 (j)	1,861,926	1,811,468
Home Partners of America Trust Series 2021-1 Class F, 3.325% 9/17/2041 (j)	4,243,181	3,805,646
Home Partners of America Trust Series 2021-2 Class G, 4.505% 12/17/2026 (j)	18,728,334	18,565,020
Home Partners of America Trust Series 2021-3 Class F, 4.242% 1/17/2041 (j)	6,553,266	6,049,889
LMDV Issuer Co LLC Series 2025-1A Class C, 7.88% 12/15/2055 (j)	3,727,000	3,756,154
MetroNet Infrastructure Issuer LLC Series 2026-1A Class C, 7.1% 4/20/2056 (j)	7,453,000	7,359,668
Retained Vantage Data Centers Issuer LLC / Vantage Data Centers CDA Ltd Series 2024-1A Class B, 5.775% 9/15/2049 (j)	6,878,000	6,639,361
Switch ABS Issuer LLC Series 2024-2A Class C, 10.033% 6/25/2054 (j)	5,421,000	5,505,666
Tricon Residential Trust Series 2023-SFR1 Class E, 7.977% 7/17/2040 (j)	1,355,000	1,345,632
TOTAL UNITED STATES		64,823,665
TOTAL ASSET-BACKED SECURITIES (Cost $65,878,610)		64,823,665

Bank Loan Obligations - 1.0%
	Principal Amount (a)	Value ($)
UNITED STATES - 1.0%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Uniti Services LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.7309% 10/6/2032 (e)(f)(g)	5,457,216	5,457,216
Consumer Discretionary - 0.3%
Hotels, Restaurants & Leisure - 0.3%
Caesars Entertainment Inc Tranche B1 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 5.9809% 2/6/2031 (e)(f)(g)	2,938,784	2,794,284
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 5.7309% 1/17/2031 (e)(f)(g)	2,658,569	2,648,281
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 5.7309% 7/18/2033 (e)(f)(g)	452,101	447,484
Hilton Worldwide Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 5.4744% 11/8/2030 (e)(f)(g)	9,145,000	9,153,505
TOTAL CONSUMER DISCRETIONARY		15,043,554
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
CQP Holdco LP Tranche B 1LN, term loan CME Term SOFR 3 month Index + 1.75%, 5.4822% 12/31/2032 (e)(f)(g)	6,690,437	6,652,235
New Fortress Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 0% (e)(f)(g)(h)	6,675,500	3,977,463
TOTAL ENERGY		10,629,698
Financials - 0.3%
Financial Services - 0.3%
MHP Commercial Mortgage Trust U.S. SOFR Index + 5%, 8.6764% 1/9/2027 (c)(e)(f)(g)	11,444,659	11,387,436
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Cushman & Wakefield US Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 5.9809% 6/13/2033 (e)(f)(g)	1,315,775	1,315,222
Cushman & Wakefield US Borrower LLC Tranche B2 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.2309% 1/31/2030 (e)(f)(g)	1,497,039	1,497,504
TOTAL REAL ESTATE		2,812,726
TOTAL UNITED STATES		45,330,630
TOTAL BANK LOAN OBLIGATIONS (Cost $47,982,099)		45,330,630

Collateralized Mortgage Obligations - 0.0%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.0%
Fannie Mae Guaranteed REMIC Series 2002-W1 Class 3B3, 3.8208% 2/25/2042 (c)(g)(j)	15,980	6,303
Fannie Mae Guaranteed REMIC Series 2003-W10 Class 2B3, 3.8583% 6/25/2043 (c)(g)(j)	26,414	21,392
TOTAL UNITED STATES		27,695
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $17,433)		27,695

Commercial Mortgage Securities - 18.9%
	Principal Amount (a)	Value ($)
UNITED STATES - 18.9%
Ares Trust 2 Series 2025-IND3 Class E, CME Term SOFR 1 month Index + 3.55%, 7.2264% 4/15/2042 (f)(g)(j)	4,743,000	4,743,000
Bank of America Merrill Lynch Commercial Mortgage Trust Series 2016-UB10 Class C, 4.9343% 7/15/2049 (g)	2,053,000	1,986,236
BANK Series 2017-BNK8 Class E, 2.8% 11/15/2050 (j)	7,707,393	3,637,716
BANK Series 2020-BN30 Class MCDG, 3.0155% 12/15/2053 (c)(g)(j)	1,355,000	840,152
BANK Series 2021-BN38 Class C, 3.3255% 12/15/2064 (g)	2,375,000	2,045,726
BANK Series 2022-BNK41 Class C, 3.9152% 4/15/2065 (g)	3,004,000	2,595,376
BANK Series 2022-BNK42 Class C, 4.8801% 6/15/2055 (g)	4,404,000	3,873,833
BANK Series 2022-BNK42 Class D, 2.5% 6/15/2055 (j)	1,355,000	970,625
BANK Series 2022-BNK44 Class AS, 5.9343% 11/15/2055 (g)	3,388,000	3,401,651
BANK Series 2023-5YR3 Class AS, 7.5589% 9/15/2056 (g)	1,016,000	1,056,663
BANK Series 2023-5YR3 Class B, 7.5589% 9/15/2056 (g)	1,355,000	1,398,941
BANK Series 2023-BNK46 Class A4, 5.745% 8/15/2056	955,000	975,959
BANK Series 2023-BNK46 Class AS, 6.385% 8/15/2056	3,388,000	3,488,719
BANK Series 2025-BNK51 Class B, 5.895% 12/25/2067 (g)	2,710,000	2,658,692
BBCMS Mortgage Trust Series 2020-C6 Class C, 3.045% 2/15/2053	765,000	629,099
BBCMS Mortgage Trust Series 2020-C7 Class C, 3.6925% 4/15/2053 (g)	1,401,000	1,187,857
BBCMS Mortgage Trust Series 2022-C16 Class C, 4.6% 6/15/2055 (g)	3,557,000	2,928,252
BBCMS Mortgage Trust Series 2022-C17 Class C, 5.45% 9/15/2055	1,355,000	1,249,877
BBCMS Mortgage Trust Series 2022-C17 Class D, 2.5% 9/15/2055 (j)	1,355,000	987,499
BBCMS Mortgage Trust Series 2023-5C23 Class AS, 7.7012% 12/15/2056 (g)	1,694,000	1,757,641
BBCMS Mortgage Trust Series 2023-C21 Class AS, 6.5062% 9/15/2056 (g)	4,743,000	4,913,950
BBCMS Mortgage Trust Series 2023-C21 Class B, 6.5062% 9/15/2056 (g)	4,743,000	4,756,592
BBCMS Mortgage Trust Series 2023-C22 Class AS, 7.3679% 11/15/2056 (g)	6,776,000	7,257,311
BBCMS Mortgage Trust Series 2023-C22 Class B, 7.3679% 11/15/2056 (g)	6,776,000	7,059,149
BBCMS Mortgage Trust Series 2025-C32 Class A5, 5.72% 2/15/2062	3,388,000	3,469,542
Benchmark Mortgage Trust Series 2019-B14 Class 225D, 3.4041% 12/15/2062 (c)(g)(j)	2,322,000	11,610
Benchmark Mortgage Trust Series 2019-B14 Class 225E, 3.4041% 12/15/2062 (c)(g)(j)	3,483,000	8,707
Benchmark Mortgage Trust Series 2021-B28 Class A5, 2.2237% 8/15/2054	339,000	294,074
Benchmark Mortgage Trust Series 2022-B35 Class C, 4.59% 5/15/2055 (g)	4,743,000	3,722,194
Benchmark Mortgage Trust Series 2022-B36 Class C, 5.2881% 7/15/2055 (g)	1,355,000	1,194,862
Benchmark Mortgage Trust Series 2022-B36 Class D, 2.5% 7/15/2055 (j)	2,594,000	1,808,363
Benchmark Mortgage Trust Series 2023-B39 Class B, 6.192% 7/15/2056 (j)	3,388,000	3,314,428
BFLD Commercial Mortgage Trust Series 2024-UNIV Class D, CME Term SOFR 1 month Index + 2.6909%, 6.3673% 11/15/2041 (f)(g)(j)	4,767,000	4,777,428
BFLD Trust Series 2025-EWEST Class E, CME Term SOFR 1 month Index + 3%, 6.6764% 6/15/2042 (f)(g)(j)	3,388,000	3,365,844
BMO Mortgage Trust Series 2023-5C1 Class AS, 7.3545% 8/15/2056 (g)	2,372,000	2,443,489
BMO Mortgage Trust Series 2023-5C2 Class AS, 7.4853% 11/15/2056 (g)	6,776,000	6,997,736
BMO Mortgage Trust Series 2023-C5 Class B, 6.7015% 6/15/2056 (g)	3,219,000	3,244,203
BMO Mortgage Trust Series 2023-C7 Class AS, 6.6738% 12/15/2056 (g)	3,388,000	3,552,747
BPR Commercial Mortgage Trust Series 2024-PARK Class C, 6.3894% 11/5/2039 (g)(j)	3,792,000	3,815,111
BPR Trust Series 2024-PMDW Class D, 5.85% 11/5/2041 (g)(j)	3,178,000	3,121,069
BRES Commercial Mortgage Trust Series 2025-ATCAP Class E, CME Term SOFR 1 month Index + 3.6408%, 7.3171% 11/15/2042 (f)(g)(j)	6,776,000	6,721,064
Bridge Commercial Mortgage Trust Series 2026-MF Class E, 6.5264% 6/15/2039 (j)	9,535,000	9,585,655
BX 2019 Trust Series 2019-OC11 Class E, 4.0755% 12/9/2041 (g)(j)	22,036,000	19,908,772
BX 2024 Trust Series 2024-VLT4 Class E, CME Term SOFR 1 month Index + 2.8894%, 6.5658% 6/15/2041 (f)(g)(j)	9,232,309	9,143,760
BX 2024 Trust Series 2024-VLT4 Class F, CME Term SOFR 1 month Index + 3.9379%, 7.6142% 6/15/2041 (f)(g)(j)	5,363,605	5,311,100
BX 2025-DIME Trust Series 2025-DIME Class E, 6.6764% 2/15/2035 (g)(j)	10,164,000	10,176,818
BX 2025-DIME Trust Series 2025-DIME Class F, CME Term SOFR 1 month Index + 3.7%, 7.3764% 2/15/2035 (f)(g)(j)	6,776,000	6,765,328
BX 2025-ROIC Trust Series 2025-ROIC Class E, CME Term SOFR 1 month Index + 2.9413%, 6.6177% 3/15/2030 (f)(g)(j)	15,349,050	15,349,048
BX 2025-VLT6 Trust Series 2025-VLT6 Class F, CME Term SOFR 1 month Index + 3.9397%, 7.616% 3/15/2042 (f)(g)(j)	10,164,000	10,039,005
BX Commercial Mortgage 2020 Trust Series 2020-VIVA Class E, 3.667% 3/11/2044 (g)(j)	14,160,990	12,734,473
BX Commercial Mortgage 2025 Trust Series 2025-SPOT Class E, CME Term SOFR 1 month Index + 3.6902%, 7.3666% 4/15/2040 (f)(g)(j)	11,419,650	11,426,786
BX Commercial Mortgage Trust Series 2019-IMC Class G, CME Term SOFR 1 month Index + 3.6463%, 7.3223% 4/15/2034 (f)(g)(j)	3,511,000	3,170,622
BX Commercial Mortgage Trust Series 2024-VLT5 Class B, 5.9949% 11/13/2046 (g)(j)	4,436,000	4,314,128
BX Commercial Mortgage Trust Series 2024-VLT5 Class E, 8.1339% 11/13/2046 (g)(j)	6,776,000	6,681,218
BX Commercial Mortgage Trust Series 2024-XL5 Class E, CME Term SOFR 1 month Index + 3.6884%, 7.3647% 3/15/2041 (f)(g)(j)	2,419,200	2,420,476
BX Commercial Mortgage Trust Series 2026-VLT10 Class C, 6.3965% 7/13/2058 (g)(j)	5,000,000	4,788,955
BX Commercial Mortgage Trust Series 2026-VLT10 Class E, 7.5709% 7/13/2058 (g)(j)	6,210,000	5,993,644
BX Commercial Mortgage Trust Series 2026-XL6 Class D, CME Term SOFR 1 month Index + 2.1%, 5.7764% 3/15/2043 (f)(g)(j)	1,225,179	1,231,305
BX Commercial Mortgage Trust Series 2026-XL6 Class E, CME Term SOFR 1 month Index + 3%, 6.6764% 3/15/2043 (f)(g)(j)	5,434,190	5,471,705
BX Series 2026-ORBT Class E, CME Term SOFR 1 month Index + 3%, 6.6764% 7/15/2043 (f)(g)(j)	14,565,000	14,610,552
BX Trust Series 2021-ACNT Class G, CME Term SOFR 1 month Index + 3.4095%, 7.0855% 11/15/2038 (f)(g)(j)	7,716,878	7,697,035
BX Trust Series 2022-VAMF Class F, CME Term SOFR 1 month Index + 3.299%, 6.9754% 1/15/2039 (f)(g)(j)	2,071,300	2,068,226
BX Trust Series 2024-CNYN Class E, CME Term SOFR 1 month Index + 3.6886%, 7.365% 4/15/2041 (f)(g)(j)	8,537,200	8,620,585
BX Trust Series 2024-FNX Class D, CME Term SOFR 1 month Index + 2.9402%, 6.6166% 11/15/2041 (f)(g)(j)	2,447,200	2,454,847
BX Trust Series 2024-FNX Class E, CME Term SOFR 1 month Index + 3.9387%, 7.6151% 11/15/2041 (f)(g)(j)	8,231,300	8,219,174
BX Trust Series 2024-XL4 Class E, CME Term SOFR 1 month Index + 4.1881%, 7.8645% 2/15/2039 (f)(g)(j)	2,507,724	2,507,231
BX Trust Series 2025-LUNR Class E, CME Term SOFR 1 month Index + 3.95%, 7.6264% 6/15/2040 (f)(g)(j)	2,109,085	2,112,328
BX Trust Series 2025-OMG Class E, CME Term SOFR 1 month Index + 2.95%, 6.627% 10/15/2042 (f)(g)(j)	6,098,000	6,095,914
BX Trust Series 2025-OMG Class F, CME Term SOFR 1 month Index + 3.6%, 7.277% 10/15/2042 (f)(g)(j)	5,421,000	5,420,947
BX Trust Series 2025-TAIL Class E, CME Term SOFR 1 month Index + 3.3%, 6.9764% 6/15/2035 (f)(g)(j)	3,049,000	3,034,612
BX Trust Series 2026-ALOHA Class E, CME Term SOFR 1 month Index + 2.95%, 6.6264% 4/15/2043 (f)(g)(j)	1,762,000	1,762,543
BX Trust Series 2026-CART Class D, CME Term SOFR 1 month Index + 1.9%, 5.5764% 2/15/2036 (f)(g)(j)	1,355,000	1,353,305
BX Trust Series 2026-CIP Class E, CME Term SOFR 1 month Index + 3.1%, 6.7764% 5/15/2038 (f)(g)(j)	8,774,536	8,834,861
BX Trust Series 2026-LP3 Class E, CME Term SOFR 1 month Index + 3.2%, 6.8764% 4/15/2043 (f)(g)(j)	12,032,947	12,123,194
BX Trust Series 2026-RISE Class E, CME Term SOFR 1 month Index + 2.8%, 6.4764% 4/15/2041 (f)(g)(j)	10,055,000	10,129,429
BXP Trust Series 2021-601L Class E, 2.868% 1/15/2044 (g)(j)	3,899,000	3,023,583
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/2050 (j)	1,574,795	50,186
Citigroup Commercial Mortgage Trust Series 2022-GC48 Class E, 2.5% 6/15/2055 (j)	1,355,000	854,801
Citigroup Commercial Mortgage Trust Series 2023-PRM3 Class B, 6.5717% 7/10/2028 (g)(j)	3,388,000	3,437,272
Citigroup Commercial Mortgage Trust Series 2023-SMRT Class B, 5.8524% 6/12/2040 (g)(j)	3,388,000	3,410,201
Citigroup Commercial Mortgage Trust Series 2023-SMRT Class C, 5.8524% 6/12/2040 (g)(j)	6,606,000	6,603,685
COMM Mortgage Trust Series 2012-CR1 Class D, 5.2735% 5/15/2045 (g)(j)	769,606	721,925
COMM Mortgage Trust Series 2014-UBS2 Class D, 4.9607% 3/10/2047 (c)(g)(j)	340,644	150,360
COMM Mortgage Trust Series 2015-DC1 Class C, 4.4214% 2/10/2048 (g)	1,755,000	1,540,013
COMM Mortgage Trust Series 2017-CD4 Class C, 4.3497% 5/10/2050 (g)	2,033,000	1,871,767
COMM Mortgage Trust Series 2017-CD4 Class D, 3.3% 5/10/2050 (j)	1,876,000	1,403,795
COMM Mortgage Trust Series 2017-COR2 Class D, 3% 9/10/2050 (j)	1,876,000	1,699,070
COMM Mortgage Trust Series 2018-HCLV Class F, CME Term SOFR 1 month Index + 3.346%, 7.022% 9/15/2033 (f)(g)(j)	2,890,000	198,301
COMM Mortgage Trust Series 2018-HCLV Class G, CME Term SOFR 1 month Index + 5.3523%, 9.0283% 9/15/2033 (f)(g)(j)	2,890,000	102,931
Cone Trust Series 2024-DFW1 Class E, CME Term SOFR 1 month Index + 3.8885%, 7.5649% 8/15/2041 (f)(g)(j)	6,911,000	6,910,966
Credit Suisse Commercial Mortgage Trust Series 2021-SOP2 Class F, CME Term SOFR 1 month Index + 4.4314%, 8.1077% 6/15/2034 (f)(j)	4,824,000	2,808,520
DTP Commercial Mortgage Trust Series 2023-STE2 Class C, 6.6891% 1/15/2041 (g)(j)	5,963,000	5,936,436
ELP Series 2025-ELP Class E, 6.665% 11/13/2042 (g)(j)	10,140,000	10,029,801
EQT Trust Series 2024-EXTR Class B, 5.6546% 7/5/2041 (g)(j)	3,388,000	3,393,181
Estn Series 2026-TOWN Class A, 5.359% 5/12/2046 (g)(j)	16,140,000	15,949,492
Estn Series 2026-TOWN Class B, 5.5526% 5/12/2046 (g)(j)	3,520,000	3,473,710
Estn Series 2026-TOWN Class C, 5.9376% 5/12/2046 (g)(j)	4,000,000	3,965,086
Estn Series 2026-TOWN Class D, 6.6858% 5/12/2046 (g)(j)	980,000	972,381
Extended Stay America Trust Series 2025-ESH Class E, CME Term SOFR 1 month Index + 3.35%, 7.0264% 10/15/2042 (f)(g)(j)	5,221,146	5,273,358
Extended Stay America Trust Series 2025-ESH Class F, CME Term SOFR 1 month Index + 4.1%, 7.7764% 10/15/2042 (f)(g)(j)	3,915,137	3,959,182
Extended Stay America Trust Series 2026-ESH2 Class F, 7.4264% 2/15/2043 (g)(j)	12,569,723	12,671,852
Fontainebleau Miami Beach Beach Mortgage Trust Series 2024-FBLU Class G, CME Term SOFR 1 month Index + 5.65%, 9.3264% 12/15/2039 (f)(g)(j)	2,118,000	2,142,167
GGP Commercial Mortgage Trust Series 2026-SSP Class B, 5.3569% 7/5/2043 (g)(j)	3,235,000	3,197,154
GS Mortgage Securities Trust Series 2011-GC5 Class C, 5.3875% 8/10/2044 (g)(j)	4,505,113	4,368,648
GS Mortgage Securities Trust Series 2011-GC5 Class D, 5.3875% 8/10/2044 (g)(j)	1,852,635	1,549,190
GS Mortgage Securities Trust Series 2011-GC5 Class E, 5.3875% 8/10/2044 (g)(j)	5,514,000	1,755,542
GS Mortgage Securities Trust Series 2011-GC5 Class F, 4.5% 8/10/2044 (c)(j)	5,351,000	16,053
GS Mortgage Securities Trust Series 2012-GCJ9 Class E, 4.3891% 11/10/2045 (g)(j)	977,329	938,129
GS Mortgage Securities Trust Series 2018-RIVR Class G, CME Term SOFR 1 month Index + 2.647%, 6.573% 7/15/2035 (f)(g)(j)	2,580,000	1,792
GS Mortgage Securities Trust Series 2024-RVR Class A, 5.3716% 8/10/2041 (g)(j)	2,914,000	2,895,990
GS Mortgage Securities Trust Series 2025-800D Class B, CME Term SOFR 1 month Index + 3.45%, 7.1196% 11/25/2041 (f)(g)(j)	2,710,000	2,701,423
Hilton USA Trust Series 2016-HHV Class F, 4.3333% 11/5/2038 (g)(j)	13,735,000	13,633,823
Hudson Yards Mortgage Trust Series 2026-10HY Class B, 5.3283% 12/10/2039 (g)(j)	7,795,000	7,706,611
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX Class E, 4.8459% 6/15/2045 (g)(j)	2,018,012	1,962,477
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX Class F, 4% 6/15/2045 (j)	5,551,000	4,685,128
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX Class G, 4% 6/15/2045 (c)(j)	2,740,000	328,800
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY Class E, 3.9314% 6/10/2027 (g)(j)	5,530,000	11,004
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-AON Class F, 4.7670% 7/5/2031 (c)(g)(j)	3,414,000	486,495
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN Class FFX, 4.6254% 1/16/2037 (c)(j)	1,355,000	304,902
JP Morgan Chase Commercial Mortgage Securities Trust Series 2024-OMNI Class E, 5.9904% 10/5/2039 (g)(j)	4,434,000	4,362,269
JPMBB Commercial Mortgage Securities Trust Series 2014-C23 Class UH5, 4.7094% 9/15/2047 (j)	5,275,132	5,078,083
JPMBB Commercial Mortgage Securities Trust Series 2014-C26 Class D, 3.6291% 1/15/2048 (g)(j)	1,625,000	1,430,000
KELR Trust Series 2026-MF Class E, CME Term SOFR 1 month Index + 2.8%, 6.45% 8/15/2043 (f)(g)(j)	4,420,000	4,420,000
KNDR Trust Series 2021-KIND Class D, CME Term SOFR 1 month Index + 2.4145%, 6.1% 8/15/2038 (f)(g)(j)	4,031,890	4,016,663
KNDR Trust Series 2021-KIND Class F, CME Term SOFR 1 month Index + 4.0645%, 7.75% 8/15/2038 (f)(g)(j)	1,427,279	1,420,818
KRE COML Mortgage Trust Series 2025-AIP4 Class E, CME Term SOFR 1 month Index + 3%, 6.6764% 3/15/2042 (f)(g)(j)	3,165,663	3,172,821
LBA Trust Series 2026-LBA6 Class D, CME Term SOFR 1 month Index + 2%, 5.65% 7/15/2043 (f)(g)(j)	2,978,000	2,978,000
LBA Trust Series 2026-LBA6 Class E, CME Term SOFR 1 month Index + 2.9%, 6.55% 7/15/2043 (f)(g)(j)	6,745,000	6,745,000
MCR Mortgage Trust Series 2024-TWA Class F, 10.382% 6/12/2039 (j)	3,727,000	3,742,492
MHP Commercial Mortgage Trust Series 2022-MHIL Class F, CME Term SOFR 1 month Index + 3.2592%, 6.9356% 1/15/2039 (c)(f)(g)(j)	2,333,600	2,332,871
MHP Commercial Mortgage Trust Series 2022-MHIL Class G, CME Term SOFR 1 month Index + 3.9575%, 7.6339% 1/15/2027 (f)(g)(j)	7,818,400	7,827,656
MHP Series 2025-MHIL2 Class E, CME Term SOFR 1 month Index + 3.5%, 7.1764% 9/15/2040 (f)(g)(j)	3,557,000	3,568,107
MIRA Trust Series 2023-MILE Class B, 7.2026% 6/10/2038 (j)	2,846,000	2,852,447
MLTI Trust Series 2026-MLTI Class A10, CME Term SOFR 1 month Index + 1.4%, 5.0764% 6/15/2039 (f)(g)(j)	5,000,000	5,012,172
MLTI Trust Series 2026-MLTI Class A2, CME Term SOFR 1 month Index + 1.65%, 5.3264% 6/15/2039 (f)(g)(j)	6,575,000	6,567,844
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6 Class F, 4.4894% 11/15/2045 (g)(j)	1,694,000	220,220
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12 Class D, 4.8478% 10/15/2046 (g)(j)	3,842,988	3,662,291
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9 Class C, 3.8267% 5/15/2046 (g)	2,237,000	2,085,309
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9 Class D, 3.9147% 5/15/2046 (g)(j)	1,512,000	1,390,900
Morgan Stanley Capital I Trust Series 2011-C2 Class D, 5.385% 6/15/2044 (g)(j)	784,709	776,987
Morgan Stanley Capital I Trust Series 2011-C2 Class F, 5.385% 6/15/2044 (g)(j)	1,990,000	1,497,197
Morgan Stanley Capital I Trust Series 2011-C2 Class XB, 0.5514% 6/15/2044 (g)(j)(k)	17,305,407	64,440
Morgan Stanley Capital I Trust Series 2011-C3 Class E, 5.0689% 7/15/2049 (g)(j)	234,584	234,031
Morgan Stanley Capital I Trust Series 2011-C3 Class F, 5.0689% 7/15/2049 (c)(g)(j)	3,811,050	3,792,546
Morgan Stanley Capital I Trust Series 2011-C3 Class G, 5.0689% 7/15/2049 (c)(g)(j)	3,421,500	3,396,333
Morgan Stanley Capital I Trust Series 2015-MS1 Class D, 4.1616% 5/15/2048 (g)(j)	3,519,000	2,815,446
Morgan Stanley Capital I Trust Series 2016-BNK2 Class D, 3% 11/15/2049 (c)(j)	2,010,000	1,504,724
Morgan Stanley Capital I Trust Series 2017-H1 Class C, 4.281% 6/15/2050	1,673,594	1,591,440
Morgan Stanley Capital I Trust Series 2020-L4 Class C, 3.536% 2/15/2053	1,874,000	1,643,684
Morgan Stanley Capital I Trust Series 2024-BPR2 Class A, 7.291% 5/5/2029 (j)	5,823,485	6,027,560
Morgan Stanley Capital I Trust Series 2024-NSTB Class B, 3.9% 9/24/2057 (g)(j)	9,193,000	8,758,627
MSJP Series 2015-HAUL Class E, 5.0127% 9/5/2047 (g)(j)	1,016,000	841,449
MSWF Commercial Mortgage Trust Series 2023-1 Class A5, 5.752% 5/15/2056	9,392,000	9,607,674
MSWF Commercial Mortgage Trust Series 2023-1 Class B, 6.6827% 5/15/2056 (g)	2,541,000	2,591,466
MSWF Commercial Mortgage Trust Series 2023-2 Class AS, 6.491% 12/15/2056	6,776,000	7,114,305
MSWF Commercial Mortgage Trust Series 2023-2 Class B, 7.1026% 12/15/2056 (g)	6,776,000	7,089,773
NCMF Trust Series 2025-MFS Class F, 8.7182% 6/10/2033 (g)(j)	3,388,000	3,381,580
NXPT Commercial Mortgage Trust Series 2024-STOR Class E, 6.9267% 11/5/2041 (g)(j)	12,707,000	12,507,048
NYC Commercial Mortgage Trust Series 2025-77C Class B, 5.1501% 1/10/2036 (g)(j)	1,548,000	1,518,533
NYC Commercial Mortgage Trust Series 2025-77C Class E, 6.4715% 1/10/2036 (g)(j)	3,110,000	3,022,885
PCY Series 2026-FCMT Class B, 5.5248% 4/5/2041 (g)(j)	678,000	667,787
PCY Series 2026-FCMT Class C, 5.8741% 4/5/2041 (g)(j)	4,404,000	4,346,848
PKHL Commercial Mortgage Trust Series 2021-MF Class E, CME Term SOFR 1 month Index + 2.7145%, 6.3915% 7/15/2038 (c)(f)(g)(j)	339,000	119,409
PKHL Commercial Mortgage Trust Series 2021-MF Class G, CME Term SOFR 1 month Index + 4.4645%, 8.1415% 7/15/2038 (f)(g)(j)	4,028,000	794,477
Prima Capital CRE Securitization Ltd Series 2020-8A Class C, 3% 12/26/2070 (j)	9,398,000	8,286,818
PRM Trust Series 2025-PRM6 Class E, 6.8026% 7/5/2033 (g)(j)	8,131,000	8,094,510
PRM5 Trust Series 2025-PRM5 Class E, 7.0967% 3/10/2033 (g)(j)	14,776,000	14,670,920
Prm7 Trust Series 2025-PRM7 Class B, 4.6524% 11/10/2042 (g)(j)	2,710,000	2,600,775
Providence Place Group LP Series 2000-C1 Class A2, 7.75% 7/20/2028 (j)	838,169	846,492
Ride Series 2025-SHRE Class E, 8.069% 2/14/2047 (g)(j)	7,846,000	7,894,747
Rocket Mortgage Trust Series 2024-CNTR Class E, 8.8191% 11/13/2041 (j)	9,061,000	9,407,418
SCG Commercial Mortgage Trust Series 2026-MFP2 Class E, CME Term SOFR 1 month Index + 2.6%, 6.35% 8/15/2041 (f)(g)(j)	4,090,000	4,090,000
SCG Trust Series 2025-SNIP Class E, 7.0764% 9/15/2042 (g)(j)	2,033,000	2,040,616
SG Commercial Mortgage Securities Trust Series 2020-COVE Class F, 3.8518% 3/15/2037 (g)(j)	3,388,000	3,097,403
SHR Trust Series 2024-LXRY Class D, CME Term SOFR 1 month Index + 3.6%, 7.2764% 10/15/2041 (f)(g)(j)	6,353,000	6,370,857
SMRT Trust Series 2022-MINI Class F, CME Term SOFR 1 month Index + 3.35%, 7.027% 1/15/2039 (c)(f)(g)(j)	9,903,000	9,865,864
SREIT Trust Series 2021-MFP2 Class J, CME Term SOFR 1 month Index + 4.03%, 7.706% 11/15/2036 (f)(g)(j)	7,367,000	7,360,907
STWD Trust Series 2021-LIH Class E, CME Term SOFR 1 month Index + 3.0175%, 6.694% 11/15/2036 (f)(g)(j)	3,378,000	3,373,853
STWD Trust Series 2021-LIH Class F, CME Term SOFR 1 month Index + 3.6655%, 7.342% 11/15/2036 (f)(g)(j)	10,355,000	10,342,287
STWD Trust Series 2021-LIH Class G, CME Term SOFR 1 month Index + 4.3145%, 7.991% 11/15/2036 (f)(g)(j)	6,218,000	6,210,366
SUMIT Mortgage Trust Series 2022-BVUE Class D, 2.8925% 2/12/2041 (g)(j)	4,065,000	3,576,002
SUMIT Mortgage Trust Series 2022-BVUE Class F, 2.8925% 2/12/2041 (g)(j)	2,176,000	1,758,844
SWCH Commercial Mortgage Trust Series 2025-DATA Class F, CME Term SOFR 1 month Index + 4.2389%, 7.9153% 2/15/2042 (f)(g)(j)	13,145,000	13,054,092
Texas Coml Mortgage Trust Series 2025-TWR Class D, CME Term SOFR 1 month Index + 3.0906%, 6.767% 4/15/2042 (f)(g)(j)	1,016,000	1,017,905
UBS Commercial Mortgage Trust Series 2012-C1 Class E, 5% 5/10/2045 (g)(j)	3,183,945	3,024,780
UBS Commercial Mortgage Trust Series 2012-C1 Class F, 5% 5/10/2045 (c)(g)(j)	1,505,350	440,628
VASA Trust Series 2021-VASA Class F, CME Term SOFR 1 month Index + 4.0145%, 7.6915% 7/15/2039 (f)(g)(j)	4,530,000	3,939,325
VASA Trust Series 2021-VASA Class G, CME Term SOFR 1 month Index + 5.1145%, 8.7915% 7/15/2039 (f)(g)(j)	542,000	449,647
VDCM Commercial Mortgage Trust Series 2025-AZ Class C, 6.0329% 7/13/2044 (g)(j)	4,743,000	4,650,753
VDCM Commercial Mortgage Trust Series 2025-AZ Class D, 6.4337% 7/13/2044 (g)(j)	3,388,000	3,333,862
Wells Fargo Commercial Mortgage Trust Series 2019-C52 Class C, 3.561% 8/15/2052	598,000	514,841
Wells Fargo Commercial Mortgage Trust Series 2024-1CHI Class D, 6.9321% 7/15/2035 (g)(j)	3,557,000	3,564,161
Wells Fargo Commercial Mortgage Trust Series 2025-C65 Class B, 5.967% 10/15/2058	4,743,000	4,727,441
WF-RBS Commercial Mortgage Trust Series 2011-C3 Class D, 6.0497% 3/15/2044 (g)(j)	341,141	122,794
WF-RBS Commercial Mortgage Trust Series 2013-C11 Class E, 4.3557% 3/15/2045 (g)(j)	3,203,000	2,274,098
WF-RBS Commercial Mortgage Trust Series 2013-C13 Class D, 3.9564% 5/15/2045 (g)(j)	1,937,853	1,828,810
WHARF Series 2025-DC Class E, 7.7241% 7/15/2040 (g)(j)	6,776,000	6,777,996
WP Glimcher Mall Trust Series 2015-WPG Class PR1, 3.6332% 6/5/2035 (c)(g)(j)	4,557,000	2,048,554
WP Glimcher Mall Trust Series 2015-WPG Class PR2, 3.6332% 6/5/2035 (g)(j)	1,722,000	291,948
TOTAL UNITED STATES		829,460,277
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $874,597,784)		829,460,277

Common Stocks - 21.0%
	Shares	Value ($)
UNITED STATES - 21.0%
Financials - 0.5%
Mortgage Real Estate Investment Trusts (REITs) - 0.5%
Dynex Capital Inc	776,235	9,865,947
MFA Financial Inc	768,839	7,004,123
Rithm Capital Corp	261,342	2,582,059
Rithm Property Trust Inc (d)	144,015	1,774,265
TOTAL FINANCIALS		21,226,394
Industrials - 0.0%
Construction & Engineering - 0.0%
WillScot Holdings Corp	39,909	968,990
Real Estate - 20.5%
Health Care REITs - 2.8%
CareTrust REIT Inc	192,975	8,093,372
Sabra Health Care REIT Inc	701,278	14,846,055
Ventas Inc	360,016	33,665,096
Welltower Inc	292,454	68,562,916
		125,167,439
Industrial REITs - 2.5%
Americold Realty Trust Inc	324,318	4,569,641
EastGroup Properties Inc	33,811	7,066,837
First Industrial Realty Trust Inc	141,654	9,326,499
LXP Industrial Trust	235,582	14,259,778
Prologis Inc	451,391	65,275,653
Rexford Industrial Realty Inc	159,557	6,026,468
Terreno Realty Corp	42,435	3,040,468
		109,565,344
Office REITs - 0.3%
Postal Realty Trust Inc Class A	491,154	11,316,188
Real Estate Management & Development - 0.3%
Compass Inc Class A (b)	172,715	1,967,224
Zillow Group Inc Class C (b)	361,953	12,328,119
		14,295,343
Residential REITs - 5.9%
American Homes 4 Rent Class A	325,577	10,880,783
AvalonBay Communities Inc	118,856	22,060,862
Elme Communities	453,129	729,537
Equity LifeStyle Properties Inc	810,111	52,713,923
Equity Residential	372,020	24,720,729
Essex Property Trust Inc	47,019	13,359,979
Invitation Homes Inc	1,873,811	55,689,663
Mid-America Apartment Communities Inc	9,490	1,255,907
Sun Communities Inc	192,825	23,810,031
UDR Inc	959,679	36,621,351
UMH Properties Inc	1,016,249	15,355,522
		257,198,287
Retail REITs - 2.2%
Acadia Realty Trust	190,146	4,272,581
Brixmor Property Group Inc	75,482	2,378,438
Federal Realty Investment Trust	40,403	5,013,608
InvenTrust Properties Corp	243,658	8,627,930
Kimco Realty Corp	543,679	13,852,941
Kite Realty Group Trust	663,300	18,983,646
Macerich Co/The	168,983	4,366,521
NNN REIT Inc	315,643	14,999,355
Realty Income Corp	135,449	8,651,128
Retail Value Inc (b)(c)	274,131	2
Simon Property Group Inc	73,653	16,893,789
SITE Centers Corp	200,875	859,744
		98,899,683
Specialized REITs - 6.5%
American Tower Corp	464,263	80,484,634
Crown Castle Inc	57,931	4,420,135
CubeSmart	116,476	4,829,095
Digital Realty Trust Inc	142,400	26,845,248
Equinix Inc	64,039	65,273,672
Extra Space Storage Inc	86,013	12,733,365
Gaming and Leisure Properties Inc	339,566	15,209,161
Lamar Advertising Co Class A	64,494	10,316,460
Public Storage	56,380	18,276,705
SBA Communications Corp Class A	58,389	10,567,241
VICI Properties Inc	1,228,856	32,380,356
Weyerhaeuser Co	82,043	2,053,536
		283,389,608
TOTAL REAL ESTATE		899,831,892
TOTAL UNITED STATES		922,027,276
TOTAL COMMON STOCKS (Cost $745,715,348)		922,027,276

Convertible Preferred Stocks - 3.0%
	Shares	Value ($)
UNITED STATES - 3.0%
Financials - 2.7%
Mortgage Real Estate Investment Trusts (REITs) - 2.7%
AGNC Investment Corp CME Term SOFR 3 month Index + 4.5936%, 0% (f)(g)	456,670	11,419,033
AGNC Investment Corp CME Term SOFR 3 month Index + 4.9586%, 0% (f)(g)	630,217	15,796,389
AGNC Investment Corp CME Term SOFR 3 month Index + 5.2546%, 0% (f)(g)	780,595	19,916,882
Annaly Capital Management Inc CME Term SOFR 3 month Index + 5.2506%, 0% (f)(g)	130,767	3,362,673
Chimera Investment Corp Series B, CME Term SOFR 3 month Index + 6.0526%, 11.3508% (f)(g)	424,574	10,244,970
Chimera Investment Corp Series C, CME Term SOFR 3 month Index + 4.743%, 7.75% (f)(g)	524,234	11,942,051
Dynex Capital Inc Series C, CME Term SOFR 3 month Index + 5.7226%, 9.9787% (f)(g)	202,381	5,166,787
Rithm Capital Corp CME Term SOFR 3 month Index + 5.2306%, 0% (f)(g)	694,217	16,994,432
Rithm Capital Corp CME Term SOFR 3 month Index + 5.9016%, 7.125% (f)(g)	693,802	17,435,244
Rithm Capital Corp CME Term SOFR 3 month Index + 6.0636%, 7.5% (f)(g)	232,214	5,861,314
TOTAL FINANCIALS		118,139,775
Real Estate - 0.3%
Hotel & Resort REITs - 0.0%
RLJ Lodging Trust Series A,1.95%	21,401	541,231
Industrial REITs - 0.3%
LXP Industrial Trust 6.5%	298,204	14,492,715
TOTAL REAL ESTATE		15,033,946
TOTAL UNITED STATES		133,173,721
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $125,693,663)		133,173,721

Non-Convertible Corporate Bonds - 39.8%
		Principal Amount (a)	Value ($)
UNITED STATES - 39.8%
Communication Services - 2.0%
Diversified Telecommunication Services - 1.8%
APLD ComputeCo 2 LLC 6.75% 3/15/2031 (j)		6,320,000	6,177,854
Beacon Point DC LLC 6.129% 11/30/2042 (j)		6,205,000	5,953,885
Cipher Compute LLC 7.125% 11/15/2030 (j)		2,470,000	2,519,426
Flash Compute LLC 7.25% 12/31/2030 (j)		6,385,000	6,447,716
HUT 8 DC LLC 6.192% 11/15/2042 (j)		16,907,000	16,438,299
Meridian Arc Holdco LLC 6.25% 4/30/2031 (j)		9,590,000	9,214,387
RD Michigan Property Owner I LLC 7.5% 3/30/2045 (j)		14,204,000	13,766,200
Uniti Services LLC 7.5% 10/15/2033 (j)		3,390,000	3,464,190
WULF Compute LLC 7.75% 10/15/2030 (j)		10,705,000	11,122,142
			75,104,099
Interactive Media & Services - 0.1%
Sopaipilla Investor LLC 7.534% 11/30/2048 (j)		6,250,000	6,478,024
Media - 0.1%
Lamar Media Corp 3.75% 2/15/2028		1,355,000	1,326,051
Lamar Media Corp 4% 2/15/2030		3,980,000	3,796,386
			5,122,437
TOTAL COMMUNICATION SERVICES			86,704,560
Consumer Discretionary - 3.4%
Hotels, Restaurants & Leisure - 2.0%
Choice Hotels International Inc 5.85% 8/1/2034		4,745,000	4,737,211
Hilton Domestic Operating Co Inc 3.625% 2/15/2032 (j)		12,035,000	10,889,875
Hilton Domestic Operating Co Inc 3.75% 5/1/2029 (j)		3,300,000	3,162,569
Hilton Domestic Operating Co Inc 4% 5/1/2031 (j)		11,285,000	10,589,881
Hilton Domestic Operating Co Inc 5.5% 3/31/2034 (j)		6,340,000	6,210,644
Hilton Domestic Operating Co Inc 5.75% 9/15/2033 (j)		8,475,000	8,397,852
Hilton Domestic Operating Co Inc 5.875% 3/15/2033 (j)		5,285,000	5,283,488
Hilton Domestic Operating Co Inc 5.875% 4/1/2029 (j)		3,000,000	3,022,767
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower Inc 4.875% 7/1/2031 (j)		12,375,000	11,445,894
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.875% 4/1/2027		2,035,000	2,034,334
Hyatt Hotels Corp 5.5% 6/30/2034		3,390,000	3,377,367
Las Vegas Sands Corp 6% 6/14/2030		6,775,000	6,902,289
Marriott Ownership Resorts Inc 4.5% 6/15/2029 (j)		10,815,000	10,425,506
Times Square Hotel Trust 8.528% 8/1/2026 (j)		61,722	61,708
			86,541,385
Household Durables - 1.4%
Beazer Homes USA Inc 8% 1/15/2032 (j)		8,255,000	8,417,987
Century Communities Inc 3.875% 8/15/2029 (j)		8,810,000	8,354,681
Century Communities Inc 6.625% 9/15/2033 (j)		14,580,000	14,627,868
KB Home 4% 6/15/2031		1,345,000	1,242,371
LGI Homes Inc 4% 7/15/2029 (j)		9,020,000	8,335,610
LGI Homes Inc 7% 11/15/2032 (j)		2,645,000	2,578,166
M/I Homes Inc 3.95% 2/15/2030		11,565,000	10,896,626
Tri Pointe Homes Inc 5.25% 6/1/2027		7,763,000	7,754,544
			62,207,853
TOTAL CONSUMER DISCRETIONARY			148,749,238
Financials - 0.2%
Financial Services - 0.1%
Rexford Industrial Realty LP 2.15% 9/1/2031		3,390,000	2,925,885
Mortgage Real Estate Investment Trusts (REITs) - 0.1%
Starwood Property Trust Inc 6.125% 6/1/2031 (j)		4,115,000	4,105,257
TOTAL FINANCIALS			7,031,142
Health Care - 0.2%
Health Care Providers & Services - 0.2%
Sabra Health Care LP 3.2% 12/1/2031		9,485,000	8,517,571
Sabra Health Care LP 3.9% 10/15/2029		669,000	645,033
TOTAL HEALTH CARE			9,162,604
Industrials - 0.1%
Commercial Services & Supplies - 0.1%
Williams Scotsman Inc 6.625% 4/15/2030 (j)		2,370,000	2,423,306
Williams Scotsman Inc 6.625% 6/15/2029 (j)		3,390,000	3,447,274
TOTAL INDUSTRIALS			5,870,580
Information Technology - 0.4%
IT Services - 0.4%
Beignet Investor LLC 6.581% 5/30/2049 (j)		17,835,000	17,290,379
Real Estate - 33.5%
Diversified REITs - 5.2%
Equinix Europe 2 Financing Corp LLC 5.5% 6/15/2034		3,390,000	3,345,565
Global Net Lease Inc / Global Net Lease Operating Partnership LP 3.75% 12/15/2027 (j)		3,440,000	3,360,467
Global Net Lease Inc 4.5% 9/30/2028 (j)		9,085,000	8,871,523
GLP Capital LP / GLP Financing II Inc 4% 1/15/2030		2,035,000	1,942,298
GLP Capital LP / GLP Financing II Inc 4% 1/15/2031		1,355,000	1,269,134
GLP Capital LP / GLP Financing II Inc 5.25% 2/15/2033		6,775,000	6,538,644
GLP Capital LP / GLP Financing II Inc 5.3% 1/15/2029		13,003,000	13,015,834
GLP Capital LP / GLP Financing II Inc 5.625% 9/15/2034		11,520,000	11,219,015
GLP Capital LP / GLP Financing II Inc 5.75% 11/1/2037		4,515,000	4,328,278
GLP Capital LP / GLP Financing II Inc 6.25% 9/15/2054		14,905,000	14,094,299
GLP Capital LP / GLP Financing II Inc 6.75% 12/1/2033		13,215,000	13,756,670
Safehold GL Holdings LLC 2.8% 6/15/2031		4,745,000	4,243,290
Safehold GL Holdings LLC 2.85% 1/15/2032		12,365,000	10,913,830
Safehold GL Holdings LLC 6.1% 4/1/2034		15,185,000	15,649,619
Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC 6% 1/15/2030 (j)		12,220,000	11,659,937
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 6.5% 2/15/2029 (j)		8,570,000	8,452,271
Vici Properties LP / Vici Note Co Inc 4.625% 12/1/2029 (j)		17,615,000	17,212,816
VICI Properties LP 5.125% 5/15/2032		19,650,000	19,164,946
VICI Properties LP 5.625% 4/1/2035		13,550,000	13,273,584
VICI Properties LP 5.625% 5/15/2052		16,488,000	14,442,285
VICI Properties LP 5.75% 4/1/2034		390,000	387,693
VICI Properties LP 6.125% 4/1/2054		15,947,000	14,908,087
WP Carey Inc 2.25% 4/1/2033		3,390,000	2,807,485
WP Carey Inc 2.45% 2/1/2032		1,355,000	1,173,456
WP Carey Inc 3.85% 7/15/2029		2,035,000	1,981,112
WP Carey Inc 5.375% 6/30/2034		4,745,000	4,709,781
XHR LP 4.875% 6/1/2029 (j)		6,775,000	6,600,388
			229,322,307
Health Care REITs - 2.5%
CTR Partnership LP / CareTrust Capital Corp 3.875% 6/30/2028 (j)		14,815,000	14,425,466
MPT Operating Partnership LP / MPT Finance Corp 3.5% 3/15/2031		10,840,000	7,397,957
MPT Operating Partnership LP / MPT Finance Corp 4.625% 8/1/2029		13,440,000	10,770,425
MPT Operating Partnership LP / MPT Finance Corp 5% 10/15/2027		8,130,000	7,887,167
MPT Operating Partnership LP / MPT Finance Corp 8.5% 2/15/2032 (j)		4,260,000	4,329,481
Omega Healthcare Investors Inc 3.25% 4/15/2033		12,195,000	10,615,474
Omega Healthcare Investors Inc 3.375% 2/1/2031		3,390,000	3,116,580
Ventas Realty LP 2.5% 9/1/2031		1,015,000	895,622
Ventas Realty LP 4.375% 2/1/2045		2,035,000	1,650,181
Ventas Realty LP 4.4% 1/15/2029		6,775,000	6,712,720
Ventas Realty LP 5% 1/15/2035		3,390,000	3,270,887
Ventas Realty LP 5% 2/15/2036		19,100,000	18,333,817
Ventas Realty LP 5.625% 7/1/2034		3,390,000	3,424,186
Ventas Realty LP 5.7% 9/30/2043		2,035,000	1,954,992
Welltower OP LLC 4.125% 3/15/2029		2,035,000	2,006,149
Welltower OP LLC 5.125% 7/1/2035		12,685,000	12,506,013
			109,297,117
Hotel & Resort REITs - 0.4%
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 4.875% 5/15/2029 (j)		4,745,000	4,624,878
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 7% 2/1/2030 (j)		2,110,000	2,144,106
RHP Hotel Properties LP / RHP Finance Corp 6.5% 4/1/2032 (j)		5,420,000	5,511,745
RHP Hotel Properties LP / RHP Finance Corp 6.5% 6/15/2033 (j)		3,780,000	3,845,988
RLJ Lodging Trust LP 4% 9/15/2029 (j)		3,275,000	3,119,553
			19,246,270
Industrial REITs - 2.4%
Lineage OP LP 5.25% 7/15/2030		7,115,000	7,087,875
LXP Industrial Trust 2.375% 10/1/2031		5,080,000	4,473,668
LXP Industrial Trust 2.7% 9/15/2030		2,997,000	2,724,346
LXP Industrial Trust 6.75% 11/15/2028		167,000	172,878
Prologis LP 4.9% 6/15/2036		27,605,000	26,398,936
Prologis LP 5% 1/31/2035		3,390,000	3,297,395
Prologis LP 5% 3/15/2034		10,554,000	10,324,674
Prologis LP 5.125% 1/15/2034		3,390,000	3,356,494
Prologis LP 5.25% 3/15/2054		16,230,000	14,599,067
Prologis LP 5.25% 5/15/2035		12,940,000	12,799,407
Prologis LP 5.25% 6/15/2053		23,065,000	20,796,993
			106,031,733
Office REITs - 0.2%
Boston Properties LP 3.25% 1/30/2031		5,420,000	4,995,213
Boston Properties LP 6.75% 12/1/2027		27,000	27,686
Hudson Pacific Properties LP 4.65% 4/1/2029		4,065,000	3,820,939
			8,843,838
Real Estate Management & Development - 4.8%
Americold Realty Operating Partnership LP 5.409% 9/12/2034		20,535,000	19,660,476
Americold Realty Operating Partnership LP 5.6% 5/15/2032		6,775,000	6,727,280
Anywhere Real Estate Group LLC / Anywhere Co-Issuer Corp 7% 4/15/2030 (j)		6,155,000	6,201,643
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 5.75% 1/15/2029 (j)		6,295,000	6,201,982
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 9.75% 4/15/2030 (j)		3,195,000	3,423,238
CBRE Services Inc 5.25% 6/1/2036		11,310,000	10,920,641
CBRE Services Inc 5.5% 6/15/2035		3,390,000	3,359,269
CBRE Services Inc 5.95% 8/15/2034		11,350,000	11,612,931
CoStar Group Inc 2.8% 7/15/2030 (j)		1,355,000	1,214,938
Cushman & Wakefield US Borrower LLC 6.75% 5/15/2028 (j)		2,325,000	2,324,962
Essex Portfolio LP 2.55% 6/15/2031		1,355,000	1,205,604
Essex Portfolio LP 2.65% 3/15/2032		2,035,000	1,786,010
Essex Portfolio LP 4.5% 3/15/2048		2,560,000	2,036,333
Essex Portfolio LP 4.875% 2/15/2036		22,970,000	21,820,537
Essex Portfolio LP 5.5% 4/1/2034		14,957,000	14,960,344
Extra Space Storage LP 2.35% 3/15/2032		8,130,000	6,994,721
Extra Space Storage LP 2.55% 6/1/2031		1,355,000	1,204,287
Extra Space Storage LP 5.35% 1/15/2035		11,975,000	11,764,908
Extra Space Storage LP 5.4% 2/1/2034		13,450,000	13,343,028
Extra Space Storage LP 5.4% 6/15/2035		16,375,000	16,145,458
Extra Space Storage LP 5.5% 7/1/2030		3,390,000	3,435,146
Extra Space Storage LP 5.9% 1/15/2031		6,100,000	6,273,005
Forestar Group Inc 5% 3/1/2028 (j)		3,390,000	3,365,164
Kennedy-Wilson Inc 7% 6/1/2031 (j)		9,400,000	9,572,056
Kennedy-Wilson Inc 7.25% 6/1/2033 (j)		14,575,000	14,754,857
Tanger Properties LP 2.75% 9/1/2031		3,390,000	3,025,924
Taylor Morrison Communities Inc 5.125% 8/1/2030 (j)		3,200,000	3,191,956
Taylor Morrison Communities Inc 5.75% 11/15/2032 (j)		3,195,000	3,270,389
			209,797,087
Residential REITs - 3.8%
American Homes 4 Rent LP 2.375% 7/15/2031		6,100,000	5,349,325
American Homes 4 Rent LP 3.375% 7/15/2051		4,930,000	3,156,457
American Homes 4 Rent LP 3.625% 4/15/2032		18,295,000	16,783,386
American Homes 4 Rent LP 4.3% 4/15/2052		5,760,000	4,336,417
American Homes 4 Rent LP 4.9% 2/15/2029		8,810,000	8,812,230
American Homes 4 Rent LP 4.95% 6/15/2030		28,000	27,819
American Homes 4 Rent LP 5.25% 3/15/2035		21,750,000	21,265,747
American Homes 4 Rent LP 5.5% 2/1/2034		16,940,000	16,853,594
American Homes 4 Rent LP 5.5% 7/15/2034		5,032,000	5,000,882
ERP Operating LP 4.65% 9/15/2034		3,390,000	3,234,732
Invitation Homes Operating Partnership LP 2.7% 1/15/2034		3,300,000	2,730,239
Invitation Homes Operating Partnership LP 4.15% 4/15/2032		23,715,000	22,372,321
Invitation Homes Operating Partnership LP 4.875% 2/1/2035		3,390,000	3,229,537
Invitation Homes Operating Partnership LP 5.5% 8/15/2033		22,360,000	22,420,924
Sun Communities Operating LP 2.7% 7/15/2031		12,195,000	10,856,754
Sun Communities Operating LP 4.2% 4/15/2032		12,494,000	11,804,315
UDR Inc 3% 8/15/2031		1,015,000	922,142
UDR Inc 5.125% 9/1/2034		10,165,000	9,960,753
			169,117,574
Retail REITs - 6.5%
Agree LP 2.6% 6/15/2033		4,135,000	3,473,615
Agree LP 2.9% 10/1/2030		1,015,000	934,881
Agree LP 4.8% 10/1/2032		873,000	851,343
Agree LP 5.625% 6/15/2034		4,997,000	5,031,926
Brixmor Operating Partnership LP 2.5% 8/16/2031		6,100,000	5,384,476
Brixmor Operating Partnership LP 4.05% 7/1/2030		2,710,000	2,615,753
Brixmor Operating Partnership LP 4.125% 5/15/2029		1,267,000	1,242,764
Brixmor Operating Partnership LP 4.85% 2/15/2033		30,000	29,113
Brixmor Operating Partnership LP 5.5% 2/15/2034		6,775,000	6,776,663
Essential Properties LP 5.375% 7/15/2036		10,000,000	9,689,303
Essential Properties LP 5.4% 12/1/2035		1,315,000	1,279,151
Kimco Realty OP LLC 4.6% 2/1/2033		6,100,000	5,905,734
Kimco Realty OP LLC 5.3% 2/1/2036		9,695,000	9,619,766
Kimco Realty OP LLC 6.4% 3/1/2034		2,319,000	2,466,832
Kite Realty Group LP 5.2% 8/15/2032		12,195,000	12,146,141
Kite Realty Group LP 5.5% 3/1/2034		9,492,000	9,475,788
NNN REIT Inc 3.5% 4/15/2051		8,130,000	5,458,022
NNN REIT Inc 5.5% 6/15/2034		15,500,000	15,520,267
NNN REIT Inc 5.6% 10/15/2033		3,179,000	3,211,874
Phillips Edison Grocery Center Operating Partnership I LP 2.625% 11/15/2031		11,180,000	9,873,698
Phillips Edison Grocery Center Operating Partnership I LP 4.95% 1/15/2035		22,926,000	21,946,162
Phillips Edison Grocery Center Operating Partnership I LP 5.25% 8/15/2032		6,775,000	6,760,442
Phillips Edison Grocery Center Operating Partnership I LP 5.75% 7/15/2034		14,572,000	14,708,946
Realty Income Corp 3.4% 1/15/2030		4,745,000	4,513,969
Realty Income Corp 4% 7/15/2029		2,035,000	1,994,530
Realty Income Corp 5.125% 2/15/2034		7,370,000	7,284,116
Realty Income Corp 5.125% 4/15/2035		16,370,000	15,990,296
Realty Income Corp 5.25% 9/4/2041	GBP	1,980,000	2,366,768
Regency Centers LP 5.25% 1/15/2034		3,390,000	3,365,519
Simon Property Group LP 3.25% 9/13/2049		8,200,000	5,370,766
Simon Property Group LP 3.8% 7/15/2050		8,155,000	5,835,562
Simon Property Group LP 4.75% 9/26/2034		12,195,000	11,675,393
Simon Property Group LP 5.125% 10/1/2035		16,335,000	16,013,486
Simon Property Group LP 5.85% 3/8/2053		27,320,000	26,418,498
Simon Property Group LP 6.25% 1/15/2034		3,390,000	3,569,385
Simon Property Group LP 6.65% 1/15/2054		21,280,000	22,754,959
Simon Property Group LP 6.75% 2/1/2040		3,000,000	3,284,280
			284,840,187
Specialized REITs - 7.7%
American Tower Corp 2.7% 4/15/2031		1,355,000	1,220,686
American Tower Corp 3.8% 8/15/2029		15,585,000	15,121,793
American Tower Corp 4.05% 3/15/2032		14,905,000	14,090,663
American Tower Corp 5.4% 1/31/2035		10,165,000	10,081,333
American Tower Corp 5.45% 2/15/2034		19,650,000	19,613,478
American Tower Corp 5.55% 7/15/2033		12,365,000	12,458,718
American Tower Corp 5.65% 3/15/2033		13,550,000	13,765,222
American Tower Corp 5.9% 11/15/2033		5,420,000	5,564,736
Crown Castle Inc 2.1% 4/1/2031		6,100,000	5,311,440
Crown Castle Inc 2.25% 1/15/2031		9,485,000	8,356,463
Crown Castle Inc 2.5% 7/15/2031		3,390,000	2,982,397
Crown Castle Inc 2.9% 4/1/2041		21,750,000	15,154,262
Crown Castle Inc 3.8% 2/15/2028		1,355,000	1,334,516
Crown Castle Inc 4.15% 7/1/2050		6,600,000	4,838,520
Crown Castle Inc 4.75% 5/15/2047		3,390,000	2,736,924
Crown Castle Inc 5% 1/11/2028		2,035,000	2,042,021
Crown Castle Inc 5.1% 5/1/2033		20,325,000	19,780,279
Crown Castle Inc 5.2% 2/15/2049		10,165,000	8,669,994
Crown Castle Inc 5.2% 9/1/2034		20,325,000	19,724,860
Crown Castle Inc 5.6% 6/1/2029		3,390,000	3,446,991
Crown Castle Inc 5.8% 3/1/2034		24,395,000	24,579,899
CubeSmart LP 2.5% 2/15/2032		6,775,000	5,917,861
CubeSmart LP 4.375% 2/15/2029		8,130,000	8,043,755
CubeSmart LP 5.125% 11/1/2035		6,775,000	6,539,323
EPR Properties 3.6% 11/15/2031		1,355,000	1,231,324
EPR Properties 4.95% 4/15/2028		5,420,000	5,404,050
Iron Mountain Inc 4.5% 2/15/2031 (j)		3,050,000	2,886,653
Iron Mountain Inc 4.875% 9/15/2027 (j)		2,035,000	2,028,335
Iron Mountain Inc 5.25% 7/15/2030 (j)		3,390,000	3,312,746
Iron Mountain Inc 6.25% 1/15/2033 (j)		14,490,000	14,545,680
Millrose Properties Inc 6.25% 9/15/2032 (j)		6,580,000	6,574,436
Millrose Properties Inc 6.375% 8/1/2030 (j)		6,395,000	6,442,278
Public Storage Operating Co 5.1% 8/1/2033		3,390,000	3,375,940
Public Storage Operating Co 5.15% 8/15/2036		10,000,000	9,739,325
Public Storage Operating Co 5.35% 8/1/2053		20,125,000	18,252,845
SBA Communications Corp 3.125% 2/1/2029		16,940,000	16,174,412
SBA Communications Corp 3.875% 2/15/2027		13,550,000	13,460,546
Weyerhaeuser Co 4% 3/9/2052		5,000,000	3,602,856
			338,407,560
TOTAL REAL ESTATE			1,474,903,673
TOTAL UNITED STATES			1,749,712,176
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $1,771,675,443)			1,749,712,176

Non-Convertible Preferred Stocks - 7.9%
	Shares	Value ($)
CANADA - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Enbridge Inc 5 year U.S. Treasury Index + 3.14%, 5.9491% Series 1 (f)(g)	337,621	8,629,593
Enbridge Inc Series L, 5 year U.S. Treasury Index + 3.15%, 4.959% (f)(g)	75,482	1,899,127

TOTAL CANADA		10,528,720
UNITED STATES - 7.7%
Financials - 2.6%
Capital Markets - 0.1%
DigitalBridge Group Inc 7.125% Series J	198,194	3,117,592
DigitalBridge Group Inc Series H, 7.125%	100,564	1,545,669
DigitalBridge Group Inc Series I, 7.15%	96,668	1,486,753
		6,150,014
Mortgage Real Estate Investment Trusts (REITs) - 2.5%
AGNC Investment Corp 7.75% Series G (g)	216,825	5,446,622
AGNC Investment Corp CME Term SOFR 3 month Index + 5.3726%, 10.3713% (f)(g)	442,596	11,441,107
AGNC Investment Corp Series H, 8.75%	203,274	5,167,225
Annaly Capital Management Inc CME Term SOFR 3 month Index + 4.4336%, 0% (f)(g)	724,738	18,292,387
Annaly Capital Management Inc CME Term SOFR 3 month Index + 4.993%, 10.1521% (f)(g)	931,294	24,059,981
Arbor Realty Trust Inc Series D 6.375%	85,443	1,358,543
Arbor Realty Trust Inc Series F, 6.25% (g)	303,241	6,853,247
MFA Financial Inc 7.5%	143,330	2,988,430
MFA Financial Inc CME Term SOFR 3 month Index + 5.6066%, 0% (f)(g)	468,719	10,874,281
Pennymac Mortgage Investment Trust 6.75%	147,509	2,677,288
Pennymac Mortgage Investment Trust 8.125% (g)	131,996	2,938,231
Pennymac Mortgage Investment Trust Series B 3 month U.S. Treasury Index + 8%, 0% (f)(g)	209,394	4,707,177
Rithm Capital Corp 7% Series D (g)	102,450	2,559,201
Two Harbors Investment Corp 7.625% Series B (g)	224,832	5,623,049
Two Harbors Investment Corp 8.125% Series A (g)	126,774	3,173,153
		108,159,922
TOTAL FINANCIALS		114,309,936
Real Estate - 5.1%
Diversified REITs - 1.0%
Armada Hoffler Properties Inc Series A 6.75%	172,817	3,862,287
CTO Realty Growth Inc 6.375%	81,310	1,739,220
Gladstone Commercial Corp Series E 6.625%	106,837	2,458,854
Gladstone Commercial Corp Series G, 6%	264,934	5,470,887
Global Net Lease Inc 6.875% Series B	261,303	5,657,210
Global Net Lease Inc 7.25% Series A	376,406	8,653,574
Global Net Lease Inc 7.375% Series E	257,371	5,914,386
Global Net Lease Inc 7.5%	488,863	11,625,162
		45,381,580
Health Care REITs - 0.3%
Global Medical REIT Inc 7.5% Series A	102,212	2,514,415
National Healthcare Properties Inc Series A, 7.375%	247,181	5,756,846
National Healthcare Properties Inc Series B, 7.125%	128,740	2,912,768
		11,184,029
Hotel & Resort REITs - 1.1%
Braemar Hotels & Resorts Inc 8.25% Series D	51,566	881,779
Pebblebrook Hotel Trust 6.3% Series F	221,933	4,494,143
Pebblebrook Hotel Trust 6.375%	451,810	9,189,815
Pebblebrook Hotel Trust 6.375% Series E	283,780	5,746,545
Pebblebrook Hotel Trust Series H, 5.7%	517,021	9,316,719
Summit Hotel Properties Inc Series E, 6.25%	310,062	5,736,147
Summit Hotel Properties Inc Series F, 5.875%	255,447	4,523,941
Sunstone Hotel Investors Inc Series H, 6.125%	121,964	2,689,306
Sunstone Hotel Investors Inc Series I, 5.7%	162,619	3,496,309
		46,074,704
Industrial REITs - 0.2%
Prologis Inc Series Q, 8.54%	63,283	3,268,567
Rexford Industrial Realty Inc 5.625% Series C	215,148	4,550,380
Rexford Industrial Realty Inc 5.875% Series B	100,553	2,284,564
		10,103,511
Office REITs - 0.5%
Hudson Pacific Properties Inc 4.75% Series C	464,955	6,830,189
Vornado Realty Trust 5.25% Series M	359,595	6,278,529
Vornado Realty Trust Series L, 5.4%	342,551	6,018,621
Vornado Realty Trust Series N 5.25%	228,252	3,992,127
		23,119,466
Real Estate Management & Development - 0.1%
Brookfield Property Partners LP 5.75%	29,136	406,156
Brookfield Property Partners LP 6.5%	23,122	369,952
Seritage Growth Properties Series A, 7%	62,328	1,426,688
		2,202,796
Residential REITs - 0.6%
American Homes 4 Rent 5.875% Series G	298,054	6,831,398
American Homes 4 Rent Series H, 6.25%	278,924	6,590,974
UMH Properties Inc 6.375% Series D	609,755	13,439,000
		26,861,372
Retail REITs - 0.3%
Agree Realty Corp 4.25%	176,035	3,001,397
Cedar Realty Trust Inc 7.25%	21,300	388,854
Kimco Realty Corp 5.125%	33,201	637,791
Kimco Realty Corp Series M 5.25%	103,598	2,028,449
Regency Centers Corp 5.875%	46,905	1,013,852
Regency Centers Corp 6.25% Series A	190,620	4,376,635
Saul Centers Inc 6% Series E	52,066	1,130,353
Saul Centers Inc 6.125% Series D	39,147	822,087
		13,399,418
Specialized REITs - 1.0%
Digital Realty Trust Inc 5.25%	54,748	1,083,463
Digital Realty Trust Inc Series K 5.85%	28,865	635,030
Digital Realty Trust Inc Series L, 5.2%	120,010	2,374,998
EPR Properties 5.75%	64,940	1,363,740
Public Storage 3.875%	15,695	233,856
Public Storage 4%	450,029	6,912,445
Public Storage 4%	258,640	3,977,883
Public Storage 6%	370,213	8,407,538
Public Storage Operating Co 5.05% Series G	119,370	2,377,850
Public Storage Operating Co 5.15% Series F	33,177	660,886
Public Storage Series H, 5.6%	15,695	339,090
Public Storage Series I, 4.875%	68,242	1,300,010
Public Storage Series J, 4.7%	47,669	859,472
Public Storage Series K, 4.75%	111,026	2,061,753
Public Storage Series L, 4.625%	373,311	6,633,736
Public Storage Series MM, 4.125%	34,667	551,552
Public Storage Series O, 3.9%	28,175	420,935
Public Storage Series S, 4.1%	192,571	3,027,216
		43,221,453
TOTAL REAL ESTATE		221,548,329
TOTAL UNITED STATES		335,858,265
TOTAL NON-CONVERTIBLE PREFERRED STOCKS (Cost $347,872,650)		346,386,985

Preferred Securities - 0.0%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Energy Transfer LP Series G, 7.125% (g)(i) (Cost $4,065,000)	4,065,000	4,233,523

Money Market Funds - 7.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (l)	3.69	311,629,735	311,692,061
Fidelity Securities Lending Cash Central Fund (l)(m)	3.72	255,047	255,073
TOTAL MONEY MARKET FUNDS (Cost $311,901,431)			311,947,134

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $4,295,399,461)	4,407,123,082
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(6,884,442)
NET ASSETS - 100.0%	4,400,238,640

Currency Abbreviations
GBP	-	British Pound Sterling

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Level 3 security.
(d)	Security or a portion of the security is on loan at period end.
(e)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(h)	Non-income producing - Security is in default.
(i)	Security is perpetual in nature with no stated maturity date.
(j)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,177,916,320 or 26.8% of net assets.

(k)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(l)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(m)	Investment made with cash collateral received from securities on loan.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	552,314,390	1,270,386,369	1,511,023,841	12,905,658	1,972	13,171	311,692,061	311,629,735
Fidelity Securities Lending Cash Central Fund	-	144,010,056	143,755,056	7,082	73	-	255,073	255,047
	552,314,390	1,414,396,425	1,654,778,897	12,912,740	2,045	13,171	311,947,134

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Asset-Backed Securities	64,823,665	-	64,823,665	-

Bank Loan Obligations
Communication Services	5,457,216	-	5,457,216	-
Consumer Discretionary	15,043,554	-	15,043,554	-
Energy	10,629,698	-	10,629,698	-
Financials	11,387,436	-	-	11,387,436
Real Estate	2,812,726	-	2,812,726	-

Collateralized Mortgage Obligations	27,695	-	-	27,695

Commercial Mortgage Securities	829,460,277	-	803,812,269	25,648,008

Common Stocks
Financials	21,226,394	21,226,394	-	-
Industrials	968,990	968,990	-	-
Real Estate	899,831,892	899,831,890	-	2

Convertible Preferred Stocks
Financials	118,139,775	118,139,775	-	-
Real Estate	15,033,946	-	15,033,946	-

Non-Convertible Corporate Bonds
Communication Services	86,704,560	-	86,704,560	-
Consumer Discretionary	148,749,238	-	148,749,238	-
Financials	7,031,142	-	7,031,142	-
Health Care	9,162,604	-	9,162,604	-
Industrials	5,870,580	-	5,870,580	-
Information Technology	17,290,379	-	17,290,379	-
Real Estate	1,474,903,673	-	1,474,903,673	-

Non-Convertible Preferred Stocks
Energy	10,528,720	10,528,720	-	-
Financials	114,309,936	114,309,936	-	-
Real Estate	221,548,329	221,548,329	-	-

Preferred Securities
Energy	4,233,523	-	4,233,523	-

Money Market Funds	311,947,134	311,947,134	-	-
Total Investments in Securities:	4,407,123,082	1,698,501,168	2,671,558,773	37,063,141
Financial Statements

Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$4,095,175,948
Investments in securities, at value - affiliated issuers	311,947,134
Cash	14,915
Receivable for investments sold	1,107,187
Receivable for fund shares sold	6,795,239
Dividends receivable	1,438,904
Interest receivable	29,683,603
Distributions receivable from affiliated funds	773,771
Prepaid expenses	275
Receivable from investment adviser for expense reductions	1,271
Other receivables	12,489
Total assets	4,446,950,736
Liabilities
Payable for investments purchased	34,615,315
Payable for fund shares redeemed	9,385,093
Accrued management fee	2,230,729
Transfer agent fee payable	1,667
Distribution and service plan fees payable	83,691
Other payables and accrued expenses	140,601
Collateral on securities loaned	255,000
Total liabilities	46,712,096
Net Assets	$4,400,238,640
Net assets consist of:
Paid in capital	4,381,000,944
Total accumulated earnings (loss)	19,237,696
Net Assets	$4,400,238,640

Net Asset Value and Maximum Offering
Class A
Net Asset Value and redemption price per share ($281,796,250/22,801,210 shares) a	$12.36
Maximum offering price per share (100/96.00 of $12.36)	$12.87
Class M
Net Asset Value and redemption price per share ($31,558,033/2,552,050 shares) a	$12.37
Maximum offering price per share (100/96.00 of $12.37)	$12.88
Class C
Net Asset Value and offering price per share ($21,396,089/1,763,540 shares) a	$12.13
Fidelity® Real Estate Income Fund
Net Asset Value, offering price and redemption price per share ($1,296,623,783/104,014,582 shares)	$12.47
Class I
Net Asset Value, offering price and redemption price per share ($1,263,447,322/101,873,672 shares)	$12.40
Class Z
Net Asset Value, offering price and redemption price per share ($1,479,372,277/119,350,973 shares)	$12.40
ETF Class
Net Asset Value, offering price and redemption price per share ($26,044,886/1,050,000 shares)	$24.80

(a)Redemption price per unit is equal to net asset value less any applicable contingent deferred sales charge.

Other Information
Unaffiliated issuers, cost	3,983,498,030
Affiliated issuers, cost	311,901,431
Securities loaned, market value	246,400
Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$88,900,123
Dividends - affiliated issuers	12,912,740
Security lending income - unaffiliated issuers	2,884
Interest	183,789,837
Total investment income	285,605,584
Expenses
Management fee	32,645,898
Transfer agent fees	1,667
Distribution and service plan fees	1,019,571
Custodian fees and expenses	26,947
Independent trustees' fees and expenses	18,988
Registration fees	224,472
Audit	106,747
Legal	4,988
Commitment fee	7,743
Miscellaneous	12,974
Total expenses	34,069,995
Expense reimbursements and reductions	(13,489)
Total expenses after reductions	34,056,506
Net investment income (loss)	251,549,078
Net realized gain (loss)
Investments - unaffiliated issuers	53,466,457
Investments - affiliated issuers	2,045
Redemptions in-kind	149,118,350
Foreign currency transactions	(3,846)
Net realized gain (loss)	202,583,006
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	(49,095,300)
Investments - affiliated issuers	13,171
Assets and liabilities in foreign currencies	1,730
Total change in net unrealized appreciation (depreciation)	(49,080,399)
Net gain (loss)	153,502,607
Net increase (decrease) in net assets resulting from operations	$405,051,685
Other Information
Income from securities lending - Affiliated Issuers	7,082

Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$251,549,078	$241,529,346
Net realized gain (loss)	202,583,006	56,195,496
Change in net unrealized appreciation (depreciation)	(49,080,399)	(1,000,281)
Net increase (decrease) in net assets resulting from operations	405,051,685	296,724,561
Distributions to shareholders
Distributions to shareholders	(249,273,056)	(234,138,122)
Total distributions	(249,273,056)	(234,138,122)
Net increase (decrease) in net assets resulting from share transactions	(1,035,158,014)	430,264,698
Total increase (decrease) in net assets	(879,379,385)	492,851,137
Net Assets
Beginning of period	5,279,618,025	4,786,766,888
End of period	$4,400,238,640	$5,279,618,025
Financial Highlights
Fidelity Advisor® Real Estate Income Fund Class A

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$12.04	$11.89	$11.36	$12.49	$13.43
Income from Investment Operations
Net investment income (loss) A, B	.54	.55	.52	.53	.39
Net realized and unrealized gain (loss)	.33	.13	.53	(.88)	(1.03)
Total from investment operations	.87	.68	1.05	(.35)	(.64)
Distributions
Distributions from net investment income	(.55)	(.53)	(.52)	(.56)	(.28)
Distributions from net realized gain	-	-	-	(.22)	(.02)
Total distributions	(.55)	(.53)	(.52)	(.78)	(.30)
Net asset value, end of period	$12.36	$12.04	$11.89	$11.36	$12.49
Total Return C, D	7.34%	5.84%	9.58%	(2.72)%	(4.83)%
Ratios and Supplemental Data A, E, F
Ratio of expenses to average net assets before reductions	.94%	.95%	.97%	.99%	.98%
Ratio of expenses to average net assets net of fee waivers, if any	.94%	.95%	.96%	.98%	.98%
Ratio of expenses to average net assets net of all reductions, if any	.94%	.95%	.96%	.98%	.98%
Ratio of net investment income (loss) to average net assets	4.44%	4.55%	4.61%	4.61%	2.97%
Net assets, end of period	$281,796,250	$281,521,379	$291,736,803	$304,754,415	$364,443,321
Portfolio turnover rate H	16% G	24%	24%	17%	42%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.
CTotal returns do not include the effect of the sales charges.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GPortfolio turnover rate excludes securities received or delivered in-kind.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Real Estate Income Fund Class M

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$12.04	$11.89	$11.36	$12.49	$13.43
Income from Investment Operations
Net investment income (loss) A, B	.55	.55	.52	.52	.39
Net realized and unrealized gain (loss)	.33	.13	.53	(.87)	(1.03)
Total from investment operations	.88	.68	1.05	(.35)	(.64)
Distributions
Distributions from net investment income	(.55)	(.53)	(.52)	(.56)	(.28)
Distributions from net realized gain	-	-	-	(.22)	(.02)
Total distributions	(.55)	(.53)	(.52)	(.78)	(.30)
Net asset value, end of period	$12.37	$12.04	$11.89	$11.36	$12.49
Total Return C, D	7.41%	5.83%	9.56%	(2.75)%	(4.85)%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.94%	.95%	.98%	1.01%	.99%
Ratio of expenses to average net assets net of fee waivers, if any	.94%	.95%	.97%	1.00%	.99%
Ratio of expenses to average net assets net of all reductions, if any	.94%	.95%	.97%	1.00%	.99%
Ratio of net investment income (loss) to average net assets	4.44%	4.55%	4.61%	4.59%	2.97%
Net assets, end of period	$31,558,033	$34,256,182	$38,026,401	$42,829,213	$52,918,829
Portfolio turnover rate H	16% G	24%	24%	17%	42%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not include the effect of the sales charges.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GPortfolio turnover rate excludes securities received or delivered in-kind.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Real Estate Income Fund Class C

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$11.82	$11.67	$11.16	$12.27	$13.21
Income from Investment Operations
Net investment income (loss) A, B	.45	.45	.43	.43	.29
Net realized and unrealized gain (loss)	.31	.13	.51	(.86)	(1.01)
Total from investment operations	.76	.58	.94	(.43)	(.72)
Distributions
Distributions from net investment income	(.45)	(.43)	(.43)	(.46)	(.20)
Distributions from net realized gain	-	-	-	(.22)	(.02)
Total distributions	(.45)	(.43)	(.43)	(.68)	(.22)
Net asset value, end of period	$12.13	$11.82	$11.67	$11.16	$12.27
Total Return C, D	6.53%	5.08%	8.72%	(3.46)%	(5.54)%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	1.69%	1.70%	1.70%	1.74%	1.72%
Ratio of expenses to average net assets net of fee waivers, if any	1.69%	1.70%	1.70%	1.73%	1.72%
Ratio of expenses to average net assets net of all reductions, if any	1.69%	1.70%	1.70%	1.73%	1.72%
Ratio of net investment income (loss) to average net assets	3.70%	3.80%	3.88%	3.86%	2.23%
Net assets, end of period	$21,396,089	$27,200,012	$40,266,766	$56,795,419	$89,134,560
Portfolio turnover rate H	16% G	24%	24%	17%	42%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not include the effect of the contingent deferred sales charge.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GPortfolio turnover rate excludes securities received or delivered in-kind.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Real Estate Income Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$12.14	$11.98	$11.45	$12.58	$13.52
Income from Investment Operations
Net investment income (loss) A, B	.59	.59	.56	.56	.43
Net realized and unrealized gain (loss)	.32	.14	.52	(.88)	(1.03)
Total from investment operations	.91	.73	1.08	(.32)	(.60)
Distributions
Distributions from net investment income	(.58)	(.57)	(.55)	(.60)	(.32)
Distributions from net realized gain	-	-	-	(.22)	(.02)
Total distributions	(.58)	(.57)	(.55)	(.81) C	(.34)
Net asset value, end of period	$12.47	$12.14	$11.98	$11.45	$12.58
Total Return D	7.68%	6.21%	9.79%	(2.42)%	(4.56)%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.65%	.66%	.69%	.73%	.71%
Ratio of expenses to average net assets net of fee waivers, if any	.65%	.66%	.68%	.72%	.71%
Ratio of expenses to average net assets net of all reductions, if any	.65%	.66%	.68%	.72%	.71%
Ratio of net investment income (loss) to average net assets	4.73%	4.84%	4.90%	4.87%	3.24%
Net assets, end of period	$1,296,623,783	$1,235,613,494	$1,101,736,610	$1,288,147,168	$1,898,344,574
Portfolio turnover rate H	16% G	24%	24%	17%	42%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GPortfolio turnover rate excludes securities received or delivered in-kind.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Real Estate Income Fund Class I

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$12.08	$11.92	$11.39	$12.53	$13.47
Income from Investment Operations
Net investment income (loss) A, B	.58	.58	.55	.56	.43
Net realized and unrealized gain (loss)	.32	.14	.53	(.89)	(1.03)
Total from investment operations	.90	.72	1.08	(.33)	(.60)
Distributions
Distributions from net investment income	(.58)	(.56)	(.55)	(.60)	(.32)
Distributions from net realized gain	-	-	-	(.22)	(.02)
Total distributions	(.58)	(.56)	(.55)	(.81) C	(.34)
Net asset value, end of period	$12.40	$12.08	$11.92	$11.39	$12.53
Total Return D	7.58%	6.16%	9.86%	(2.52)%	(4.57)%
Ratios and Supplemental Data A, E, F
Ratio of expenses to average net assets before reductions	.69%	.70%	.72%	.73%	.71%
Ratio of expenses to average net assets net of fee waivers, if any	.69%	.70%	.71%	.72%	.71%
Ratio of expenses to average net assets net of all reductions, if any	.69%	.70%	.71%	.72%	.71%
Ratio of net investment income (loss) to average net assets	4.69%	4.80%	4.87%	4.87%	3.24%
Net assets, end of period	$1,263,447,322	$1,273,835,444	$1,396,172,933	$1,379,614,266	$1,946,852,211
Portfolio turnover rate H	16% G	24%	24%	17%	42%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GPortfolio turnover rate excludes securities received or delivered in-kind.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Real Estate Income Fund Class Z

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$12.07	$11.92	$11.39	$12.53	$13.47
Income from Investment Operations
Net investment income (loss) A, B	.60	.60	.57	.57	.44
Net realized and unrealized gain (loss)	.32	.13	.53	(.88)	(1.02)
Total from investment operations	.92	.73	1.10	(.31)	(.58)
Distributions
Distributions from net investment income	(.59)	(.58)	(.57)	(.61)	(.34)
Distributions from net realized gain	-	-	-	(.22)	(.02)
Total distributions	(.59)	(.58)	(.57)	(.83)	(.36)
Net asset value, end of period	$12.40	$12.07	$11.92	$11.39	$12.53
Total Return C	7.76%	6.26%	9.99%	(2.36)%	(4.44)%
Ratios and Supplemental Data B, D, E
Ratio of expenses to average net assets before reductions	.57%	.57%	.60%	.60%	.59%
Ratio of expenses to average net assets net of fee waivers, if any	.57%	.57%	.59%	.60%	.59%
Ratio of expenses to average net assets net of all reductions, if any	.57%	.57%	.59%	.60%	.59%
Ratio of net investment income (loss) to average net assets	4.85%	4.93%	4.98%	4.99%	3.36%
Net assets, end of period	$1,479,372,277	$2,427,191,514	$1,918,827,375	$1,516,585,476	$1,607,463,480
Portfolio turnover rate G	16% F	24%	24%	17%	42%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
FPortfolio turnover rate excludes securities received or delivered in-kind.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Real Estate Income Fund ETF Class

Years ended July 31,	2026 A
Selected Per Share Data
Net asset value, beginning of period	$25.00
Income from Investment Operations
Net investment income (loss) B, C	.13
Net realized and unrealized gain (loss)	(.15) D
Total from investment operations	(.02)
Distributions
Distributions from net investment income	(.18)
Total distributions	(.18)
Net asset value, end of period	$24.80
Total Return E, K, L	(.09)%
Ratios and Supplemental Data B, F, G
Ratio of expenses to average net assets before reductions	.76% H
Ratio of expenses to average net assets net of fee waivers, if any	.53% H
Ratio of expenses to average net assets net of all reductions, if any	.53% H
Ratio of net investment income (loss) to average net assets	3.96% H
Net assets, end of period	$26,044,886
Portfolio turnover rate J	16% I

AFor the period June 16, 2026 (commencement of sale of shares) through July 31, 2026.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CCalculated based on average shares outstanding during the period.
DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.
IPortfolio turnover rate excludes securities received or delivered in-kind.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KTotal returns for periods of less than one year are not annualized.
LBased on net asset value.
Notes to Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers the classes of shares listed below.

Fidelity® Real Estate Income Fund	Class A, Class M, Class C, Fidelity® Real Estate Income Fund, Class I, Class Z, and ETF Class
Each class has equal rights as to assets and voting privileges, and exclusive voting rights with respect to matters that affect that class. Class A, Class M, Class C, Class I and Class Z, as applicable, are Fidelity Advisor classes.

Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

ETF Class shares are listed on The Nasdaq Stock Market LLC.

During the reporting period the class(es) listed below commenced sale of shares.

Class Name	Commencement Date
ETF Class	6/16/2026

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Bank Loan Obligations, Non-Convertible Corporate Bonds and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset-Backed Securities, Collateralized Mortgage Obligations and Commercial Mortgage Securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities  may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For any foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities  are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Brokers which make markets in asset backed securities, collateralized mortgage obligations and commercial mortgage securities may also consider such factors as the structure of the issue, cash flow assumptions, the value of underlying assets as well as any guarantees.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes and for processing shareholder transactions, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period and prior business day, respectively. The NAV per share for processing shareholder transactions is calculated as of the close of business of the listing exchange or the New York Stock Exchange (NYSE), as applicable, normally 4:00p.m. Eastern time.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Certain fees are earned in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as interest in the financial statements.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in interest. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in interest receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Each class also differs with respect to exchange listing and blue sky filing fees. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: capital loss carryforwards, certain corporate actions, foreign currency transactions, partnerships, passive foreign investment companies (PFIC), redemptions in-kind, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® Real Estate Income Fund	4,296,802,155	275,866,702	(165,545,775)	110,320,927

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Capital loss carryforward ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® Real Estate Income Fund	22,013,143	(113,098,106)	110,322,657

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term ($)	Long-term ($)	Total capital loss carryforward ($)
Fidelity® Real Estate Income Fund	(15,796,366)	(97,301,739)	(113,098,105)

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Total ($)
Fidelity® Real Estate Income Fund	249,273,056	249,273,056

July 31, 2025
	Ordinary Income ($)	Total ($)
Fidelity® Real Estate Income Fund	234,138,122	234,138,122

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

  3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® Real Estate Income Fund	1,856,953,195	779,681,724

  4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class . The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month.

When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity® Real Estate Income Fund
Class A	0.70%
Class M	0.72%
Class C	0.70%
Fidelity® Real Estate Income Fund	0.69%
Class I	0.69%
Class Z	0.56%
ETF Class	0.53%

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity® Real Estate Income Fund
Class A	0.68
Class M	0.68
Class C	0.68
Fidelity® Real Estate Income Fund	0.64
Class I	0.68
Class Z	0.56
ETF Class	0.51

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, separate Distribution and Service Plans for each class of shares have been adopted by the Fund. Certain classes pay FIdelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and or Service Fees, each of which is based on an annual percentage of each class's average net assets. In addition, FDC may pay financial intermediaries for selling shares and providing shareholder support services. For the period, the distribution and service fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee %	Service Fee %	Total Fees ($)	Retained by FDC ($)
Fidelity® Real Estate Income Fund
Class A	-	.25	695,575	9,170
Class M	-	.25	82,977	48
Class C	.75	.25	241,019	25,429
			1,019,571	34,647

Sales Load. FDC may receive a front-end sales charge of up to a certain percentage for selling shares of certain classes, some of which is paid to financial intermediaries for selling shares. Depending on the holding period, FDC may receive a contingent deferred sales charge levied on redemptions from certain classes. For the period, front-end sales charge rates, deferred sales charge rates and sales charge amounts retained by FDC were as follows:

	Front-End Sales Charge (%)	Deferred Sales Charge (%)	Retained by FDC ($)
Fidelity® Real Estate Income Fund
Class A A	4.00	1.00	8,243
Class M A	4.00	.25	1,145
Class C B	-	1.00	79
			9,467

A  Class A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to the sales charge indicated.
B  When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® Real Estate Income Fund	12,800

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® Real Estate Income Fund	36,551,197	7,985,984	903,274

Affiliated Redemptions In-Kind. Affiliated shareholders that redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The total net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

July 31, 2026
	Shares	Net realized gain or loss on Affiliated Issuers ($)	Net Realized gain or loss on Unaffiliated Issuers ($)	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity® Real Estate Income Fund	156,667,653	-	149,118,350	149,118,350	1,947,378,929

  5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are presented in the Statement of Operations.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  6. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® Real Estate Income Fund	1,003	-	-

  7. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses to the extent annual operating expenses exceeded certain levels of average net assets.

The following operating expenses are excluded from this reimbursement as applicable:  interest, certain taxes, fees and expenses of the independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, acquired fund fees and expenses, brokerage commissions, and fees and expenses associated with the securities lending program.

During the period, this reimbursement reduced expenses as presented in the table below.

	Expense Limitation (%)	Expiration Date	Reimbursement ($)
Fidelity® Real Estate Income Fund
ETF Class	0.57	November 30, 2027	1,531

Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® Real Estate Income Fund	11,430

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of ETF Class class-level operating expenses in the amount of $528.

  8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025
Fidelity® Real Estate Income Fund
Class A	12,301,733	12,627,177
Class M	1,460,511	1,565,260
Class C	882,579	1,205,877
Fidelity® Real Estate Income Fund	59,765,275	52,763,454
Class I	60,834,410	64,198,332
Class Z	113,992,948	101,778,022
ETF Class (Commencement of sale of shares June 16, 2026)	35,600	-
Total	249,273,056	234,138,122

  9. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® Real Estate Income Fund
Class A
Shares sold	3,893,393	3,279,694	48,087,625	39,520,990
Reinvestment of distributions	693,462	744,875	8,442,095	8,900,899
Shares redeemed	(5,175,827)	(5,177,351)	(63,456,765)	(62,411,878)
Net increase (decrease)	(588,972)	(1,152,782)	(6,927,045)	(13,989,989)
Class M
Shares sold	101,877	255,344	1,252,109	3,073,526
Reinvestment of distributions	114,218	123,848	1,391,021	1,480,883
Shares redeemed	(508,901)	(731,932)	(6,245,536)	(8,837,930)
Net increase (decrease)	(292,806)	(352,740)	(3,602,406)	(4,283,521)
Class C
Shares sold	329,241	260,329	3,965,307	3,098,935
Reinvestment of distributions	72,411	100,679	865,584	1,182,293
Shares redeemed	(939,586)	(1,509,024)	(11,322,534)	(17,868,274)
Net increase (decrease)	(537,934)	(1,148,016)	(6,491,643)	(13,587,046)
Fidelity® Real Estate Income Fund
Shares sold	15,057,101	25,452,798	186,633,609	311,223,640
Reinvestment of distributions	4,291,710	3,749,688	52,693,299	45,198,739
Shares redeemed	(17,143,112)	(19,322,874)	(212,203,497)	(234,690,763)
Net increase (decrease)	2,205,699	9,879,612	27,123,411	121,731,616
Class I
Shares sold	23,212,809	28,306,315	285,769,206	342,073,725
Reinvestment of distributions	4,713,351	5,033,240	57,543,764	60,298,948
Shares redeemed	(31,542,417)	(44,948,565)	(389,715,395)	(544,951,905)
Net increase (decrease)	(3,616,257)	(11,609,010)	(46,402,425)	(142,579,232)
Class Z
Shares sold	89,767,876	52,755,416	1,107,233,614	635,804,810
Reinvestment of distributions	8,255,936	7,401,751	100,374,797	88,669,214
Shares redeemed	(179,847,269)	(19,975,570)	(2,232,647,584)	(241,501,154)
Net increase (decrease)	(81,823,457)	40,181,597	(1,025,039,173)	482,972,870
ETF Class (Commencement of sale of shares June 16, 2026)
Shares sold	1,050,000	-	26,181,267	-
Net increase (decrease)	1,050,000	-	26,181,267	-

ETF Class issues and redeems shares at NAV only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated securities and/or cash to a fund and redemption proceeds are paid with a basket of securities from a fund's portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. ETF Class is available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of ETF Class. The transaction fee is used to offset the costs associated with the issuance and redemption of Creation Units.

  10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

  11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Real Estate Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 17, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 1.83% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $173,911,219 of distributions paid in the calendar year 2025 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $165,196,863 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 0.26%, 0.46%, 0.83%, and 0.81%; Class M designates 0.26%, 0.46%, 0.84%, and 0.81%; Class C designates 0.32%, 0.54%, 1.07%, and 0.97%; Fidelity® Real Estate Income Fund designates 0.25%, 0.43%, 0.78%, and 0.76%; Class I designates 0.25%, 0.43%, 0.79%, and 0.77%; Class Z designates 0.24%, 0.42%, 0.76%, and 0.78%; and ETF Class designates 0.00%, 0.00%, 0.00%, and 0.68%; of the dividends distributed in October, December, April, and July, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 19.42%, 34.00%, 35.10%, and 33.99%; Class M designates 19.28%, 34.00%, 35.45%, and 34.22%; Class C designates 23.51%, 40.28%, 45.19%, and 41.06%; Fidelity® Real Estate Income Fund designates 18.11%, 31.93%, 32.87%, and 31.88%; Class I designates 18.36%, 32.13%, 33.17%, and 32.49%; Class Z designates 17.75%, 31.36%, 32.00%, and 33.11%; and ETF Class designates 0.00%, 0.00%, 0.00%, and 28.84%; of the dividends distributed in October, December, April, and July, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contract and Management Fees
Fidelity Real Estate Income Fund
At its May 2026 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) and certain of its affiliates (the Amended Contract) for the fund to add the management fee schedule and maximum management fee rate for ETF Class of the fund and clarify that ETF Class transfer agency services and related fees are governed by separate agreements. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requested and considered a broad range of information.
Nature, Extent, and Quality of Services Provided. The Board previously received and considered materials relating to the nature, extent and quality of services provided by FMR and certain of its affiliates to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family, and the investment performance of the fund in connection with the annual renewal of the fund's current management contract. At its May 2025 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing management contract should continue to benefit the fund's shareholders. In connection with its approval of the Amended Contract at its May 2026 meeting, the Board noted that such approval would not change the fund's portfolio managers, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to ETF Class of the fund under the Amended Contract will continue to benefit the fund's shareholders.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered the proposed tiered class-level management fee schedule and maximum class-level management fee rate of ETF Class of the fund and the estimated total expense ratio of ETF Class of the fund. The Board also considered that, in exchange for the variable management fee, ETF Class of the fund will receive investment advisory, management, administrative, and pricing and bookkeeping services. The Board noted that the projected class-level management fee and proposed maximum class-level management fee rate for ETF Class of the fund is below the median of its competitor funds. The Board also considered that the estimated total net expense ratio of ETF Class of the fund (after the effect of the below referenced contractual expense cap expiring on November 30, 2027) is below the median of those funds and classes used by the Board for management fee comparisons.
The Board noted that the difference in management fee rates between classes of the fund is the result of separate arrangements for class-level services and/or waivers of certain expenses. The Board further noted that such differences are not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also noted that FMR has agreed to contractually limit total operating expenses, with certain limited exceptions to 57 basis points for ETF Class, through November 30, 2027.
Based on its review, the Board concluded that the projected management fee and estimated total expense ratio of ETF Class of the fund was reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability. The Board considered that it previously reviewed information regarding the revenues earned and the expenses incurred by Fidelity in providing services to the fund and the level of Fidelity's profitability. At its May 2025 meeting, the Board concluded that it was satisfied that the profitability of Fidelity in connection with the operation of the fund was not excessive.
Economies of Scale. The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the fund and of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is a potential realization of any further economies of scale and that it concluded, at its May 2025 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board will continue to review economies of scale in connection with future renewals of the Amended Contract.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory fee structure for ETF Class of the fund was fair and reasonable in light of all of the surrounding circumstances and that the fund's Amended Contract should be approved through July 31, 2026. The Board noted that it will consider the annual renewal of the Amended Contract for a one year period in July 2026, following its review of additional materials provided by FMR in connection with the annual contract renewal process.
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Real Estate Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2026 meeting, the Board of Trustees voted to continue the fund's Advisory Contracts, without modification, for two months from June 1, 2026 through July 31, 2026. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2026, with the understanding that the Board would consider the annual renewal for a full one year period in July 2026.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class generally determined by selecting the largest non-12b-1 class by asset total in a given fund category; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and its applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account and market information over the Internet, via Fidelity's mobile app and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the representative class (the retail class), the Board considered the effective management fee rate for the retail class, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity using portfolio attributes from Morningstar and combining similar Morningstar Categories that have comparable investment mandates and Morningstar distribution attributes. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or waivers and without taking into account the fund's performance adjustment) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are generally similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons of the retail class of the fund relative to the asset-sized peer group. The total peer group and asset-sized peer group total expense comparisons include fund-paid 12b-1 fees, reimbursements, waivers, and acquired fund fees and expenses, and exclude performance adjustments.
The information provided to the Board indicated that the management fee rate of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity other than the fund, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar investment mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the management fee of each class of the fund is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) and their shareholders have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also considered that shareholders benefit from pricing funds at scale from inception. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.788862.123
REI-ANN-0926
Fidelity® OTC Portfolio

Annual Report
July 31, 2026
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® OTC Portfolio
Consolidated Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 96.1%
	Shares	Value ($)
BELGIUM - 0.4%
Health Care - 0.4%
Pharmaceuticals - 0.4%
UCB SA	670,800	172,420,510
BRAZIL - 0.0%
Consumer Discretionary - 0.0%
Broadline Retail - 0.0%
MercadoLibre Inc (a)	5,269	9,894,919
CANADA - 0.8%
Information Technology - 0.7%
IT Services - 0.7%
Shopify Inc Class A (United States) (a)	2,624,331	307,440,377
Materials - 0.1%
Metals & Mining - 0.1%
Franco-Nevada Corp (United States)	205,930	43,846,615
TOTAL CANADA		351,286,992
CHILE - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
Antofagasta PLC	2,914,500	143,569,035
CHINA - 0.0%
Consumer Discretionary - 0.0%
Broadline Retail - 0.0%
JD.com Inc A Shares	8,491	139,677
Financials - 0.0%
Financial Services - 0.0%
Ant International Co Ltd Class C (c)(d)	10,036,067	15,555,904
TOTAL CHINA		15,695,581
DENMARK - 0.2%
Health Care - 0.2%
Biotechnology - 0.2%
Ascendis Pharma A/S (a)	269,050	65,623,986
GERMANY - 0.0%
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
AIXTRON SE	416,400	17,415,826
KOREA (SOUTH) - 0.2%
Industrials - 0.2%
Aerospace & Defense - 0.2%
Hanwha Aerospace Co Ltd	134,350	85,219,037
LUXEMBOURG - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
ArcelorMittal SA depository receipt	1,612,300	113,086,722
NETHERLANDS - 1.3%
Health Care - 1.0%
Biotechnology - 1.0%
Argenx SE ADR (a)	481,926	411,478,058
Information Technology - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
ASML Holding NV depository receipt	59,266	96,544,314
BE Semiconductor Industries NV	15	3,429
NXP Semiconductors NV	153,900	35,267,724
TOTAL INFORMATION TECHNOLOGY		131,815,467
TOTAL NETHERLANDS		543,293,525
SWEDEN - 0.1%
Industrials - 0.1%
Machinery - 0.1%
Epiroc AB A Shares	1,554,800	39,859,839
TAIWAN - 2.8%
Information Technology - 2.8%
Semiconductors & Semiconductor Equipment - 2.8%
Taiwan Semiconductor Manufacturing Co Ltd ADR	2,956,812	1,195,291,251
UNITED KINGDOM - 0.4%
Financials - 0.1%
Financial Services - 0.1%
Revolut Group Holdings Ltd (a)(c)(d)	17,100	32,862,267
Health Care - 0.3%
Pharmaceuticals - 0.3%
Astrazeneca PLC (United States)	741,216	125,739,882
TOTAL UNITED KINGDOM		158,602,149
UNITED STATES - 89.3%
Communication Services - 21.5%
Diversified Telecommunication Services - 4.6%
Space Exploration Technologies Corp (b)	16,914,350	1,833,008,110
Space Exploration Technologies Corp (b)	1,217,258	125,318,536
		1,958,326,646
Entertainment - 0.9%
Netflix Inc (a)	5,392,240	386,677,530
Interactive Media & Services - 16.0%
Alphabet Inc Class A	11,066,733	3,941,195,624
Alphabet Inc Class C	5,538,642	1,975,356,670
Epic Games Inc (a)(c)(d)	77,600	31,635,192
Meta Platforms Inc Class A	1,664,688	926,748,456
		6,874,935,942
Media - 0.0%
Charter Communications Inc Class A (a)(e)	53,559	7,764,984
TOTAL COMMUNICATION SERVICES		9,227,705,102
Consumer Discretionary - 10.1%
Automobiles - 1.5%
Tesla Inc (a)	2,141,000	666,300,610
Broadline Retail - 8.2%
Amazon.com Inc (a)	12,881,286	3,498,299,652
Diversified Consumer Services - 0.1%
Duolingo Inc Class A (a)	184,400	24,858,964
Hotels, Restaurants & Leisure - 0.3%
Airbnb Inc Class A (a)	18,817	2,851,152
Domino's Pizza Inc	374,801	130,220,859
Marriott International Inc/MD Class A1	42,085	15,690,551
		148,762,562
Textiles, Apparel & Luxury Goods - 0.0%
Figs Inc Class A (a)	44,634	477,583
Lululemon Athletica Inc (a)	102,595	12,195,468
		12,673,051
TOTAL CONSUMER DISCRETIONARY		4,350,894,839
Consumer Staples - 0.6%
Beverages - 0.4%
Monster Beverage Corp (a)	1,694,213	163,288,249
Consumer Staples Distribution & Retail - 0.2%
Chobani Inc Class A (c)(d)(g)	3,711	17,181,856
Costco Wholesale Corp	83,189	79,186,777
		96,368,633
Food Products - 0.0%
Mondelez International Inc	154,274	9,612,813
TOTAL CONSUMER STAPLES		269,269,695
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Diamondback Energy Inc	50,808	10,311,483
Financials - 0.5%
Banks - 0.5%
Bank of America Corp	1,712,400	106,083,180
JPMorgan Chase & Co	325,600	114,542,824
Wintrust Financial Corp	43,412	6,925,950
		227,551,954
Capital Markets - 0.0%
Moody's Corp	2,708	1,295,453
S&P Global Inc	674	277,641
		1,573,094
TOTAL FINANCIALS		229,125,048
Health Care - 4.7%
Biotechnology - 4.1%
Alnylam Pharmaceuticals Inc (a)	2,140,824	439,982,148
Cogent Biosciences Inc (a)	1,873,600	72,939,248
Cytokinetics Inc (a)(e)	2,269,700	175,061,961
Gilead Sciences Inc	2,074,862	270,167,781
GRAIL Inc (a)	6,411	439,538
Insmed Inc (a)	384,000	37,862,400
Ionis Pharmaceuticals Inc (a)	31,362	1,623,611
Legend Biotech Corp ADR (a)	3,709,610	68,813,266
Moderna Inc (a)	5,313,300	291,275,106
Natera Inc (a)	139,787	37,429,367
Revolution Medicines Inc (a)	1,002,878	188,069,711
Scholar Rock Holding Corp (a)	943,100	44,603,915
Trevena Inc (a)(c)	706	8
Tyra Biosciences Inc (a)(f)	3,295,446	105,058,818
		1,733,326,878
Health Care Equipment & Supplies - 0.2%
Boston Scientific Corp (a)	1,123,968	52,523,025
Intuitive Surgical Inc (a)	14,458	5,108,445
TransMedics Group Inc (a)	363,712	27,827,605
		85,459,075
Health Care Providers & Services - 0.0%
Guardant Health Inc (a)	130,400	21,123,496
Life Sciences Tools & Services - 0.4%
10X Genomics Inc Class A (a)	800,942	37,860,528
Danaher Corp	123,219	24,025,240
Illumina Inc (a)	547,735	112,340,449
		174,226,217
Pharmaceuticals - 0.0%
Elanco Animal Health Inc (a)	87,837	2,316,262
TOTAL HEALTH CARE		2,016,451,928
Industrials - 1.5%
Aerospace & Defense - 0.0%
Anduril Industries Inc Class B (a)(c)(d)	36,483	2,515,503
Anduril Industries Inc Class C (a)(c)(d)	17	1,172
		2,516,675
Construction & Engineering - 0.0%
Bowman Consulting Group Ltd (a)	77,261	2,074,458
Electrical Equipment - 1.4%
Fluence Energy Inc Class A (a)(e)	1,281,300	17,848,509
GE Vernova Inc	301,600	298,671,465
Nextpower Inc Class A (a)	3,253,900	292,427,993
		608,947,967
Ground Transportation - 0.1%
CSX Corp	283,348	14,280,739
Old Dominion Freight Line Inc	176,400	37,421,496
		51,702,235
Passenger Airlines - 0.0%
Wheels Up Experience Inc Class A rights (a)(c)	11,102	0
Wheels Up Experience Inc Stage 1 rights (a)(c)	11,102	0
Wheels Up Experience Inc Stage 3 rights (a)(c)	11,103	0
		0
Professional Services - 0.0%
Mobility Global Inc	674	13,736
TOTAL INDUSTRIALS		665,255,071
Information Technology - 48.8%
Communications Equipment - 0.8%
Arista Networks Inc (a)	1,535,883	276,996,499
Cisco Systems Inc	505,338	58,614,155
Lumentum Holdings Inc (a)	800	571,152
		336,181,806
Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp Class A	1,016,200	163,303,340
Corning Inc	159,000	21,981,750
		185,285,090
IT Services - 0.0%
Twilio Inc Class A (a)	909	179,390
Semiconductors & Semiconductor Equipment - 26.7%
Advanced Micro Devices Inc (a)	1,805,268	859,578,358
Analog Devices Inc	158,800	58,344,708
Applied Materials Inc	577,053	292,952,497
Broadcom Inc	4,221,354	1,643,288,685
Intel Corp (a)	6,524,800	588,536,960
KLA Corp	872,200	159,455,604
Lam Research Corp	1,260,300	369,293,106
MACOM Technology Solutions Holdings Inc (a)	858,700	215,911,528
Marvell Technology Inc	1,284,060	240,838,294
Micron Technology Inc	1,106,810	910,937,834
Monolithic Power Systems Inc	28,100	40,071,443
NVIDIA Corp	28,697,177	5,760,958,283
Rambus Inc (a)	339,800	30,931,994
SiTime Corp (a)	431,000	230,671,200
Skyworks Solutions Inc (e)	92,258	5,745,828
Teradyne Inc	116,300	42,762,347
Veeco Instruments Inc (a)	93,847	4,692,350
		11,454,971,019
Software - 9.1%
Adobe Inc (a)	11,618	2,909,263
Appfolio Inc Class A (a)(e)	50,126	9,032,204
Atom Tickets LLC (a)(c)(d)(g)	516,103	5
Autodesk Inc (a)	178,609	41,830,228
Cadence Design Systems Inc (a)	274,581	93,363,032
Canva Inc Class A (a)(c)(d)	14,500	20,078,150
Crowdstrike Holdings Inc Class A (a)	1,828,000	348,892,080
Datadog Inc Class A (a)	2,192,000	587,390,240
Figma Inc Class A (a)(e)	313,600	7,626,752
Microsoft Corp	4,451,186	2,068,555,158
Palantir Technologies Inc Class A (a)	2,295,900	282,533,454
Palo Alto Networks Inc (a)	1,350,600	448,169,598
Synopsys Inc (a)	54,834	21,317,266
		3,931,697,430
Technology Hardware, Storage & Peripherals - 11.8%
Apple Inc	16,237,927	5,016,058,030
Sandisk Corp (a)	20,939	25,437,325
Seagate Technology Holdings PLC	50,200	42,977,726
Western Digital Corp	26,246	14,299,871
		5,098,772,952
TOTAL INFORMATION TECHNOLOGY		21,007,087,687
Materials - 0.7%
Metals & Mining - 0.7%
Alcoa Corp	3,684,800	166,774,048
Steel Dynamics Inc	615,800	154,725,908
TOTAL MATERIALS		321,499,956
Real Estate - 0.2%
Specialized REITs - 0.2%
Equinix Inc	81,107	82,670,743
Utilities - 0.7%
Electric Utilities - 0.5%
Constellation Energy Corp	299,371	78,659,730
NRG Energy Inc	866,900	116,416,001
		195,075,731
Independent Power and Renewable Electricity Producers - 0.2%
Vistra Corp	834,500	123,664,555
TOTAL UTILITIES		318,740,286
TOTAL UNITED STATES		38,499,011,838
TOTAL COMMON STOCKS (Cost $18,002,160,505)		41,410,271,210

Convertible Preferred Stocks - 0.9%
	Shares	Value ($)
CHINA - 0.1%
Communication Services - 0.1%
Interactive Media & Services - 0.1%
Bytedance Ltd Series E1 (a)(c)(d)	130,752	43,209,613
UNITED STATES - 0.8%
Consumer Discretionary - 0.3%
Automobiles - 0.3%
Waymo LLC Series A2 (a)(c)(d)	103,940	17,537,796
Waymo LLC Series B2 (a)(c)(d)	178,470	30,379,163
Waymo LLC Series C2 (a)(c)(d)	513,288	84,343,485
		132,260,444
Hotels, Restaurants & Leisure - 0.0%
Discord Inc Series I (a)(c)(d)	33,000	775,830
TOTAL CONSUMER DISCRETIONARY		133,036,274
Financials - 0.0%
Financial Services - 0.0%
Tenstorrent Holdings Inc Series C1 (a)(c)(d)	79,348	6,742,200
Industrials - 0.3%
Aerospace & Defense - 0.3%
Anduril Industries Inc Series F (a)(c)(d)	1,478,951	101,973,671
Anduril Industries Inc Series G (a)(c)(d)	342,700	23,629,165
TOTAL INDUSTRIALS		125,602,836
Information Technology - 0.2%
Software - 0.2%
Anthropic PBC Series F (c)(d)	158,200	93,181,382
TOTAL UNITED STATES		358,562,692
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $154,755,157)		401,772,305

Domestic Equity Funds - 1.5%
	Shares	Value ($)
Invesco QQQ Trust ETF (Cost $652,407,826)	954,500	656,686,455

Non-Convertible Preferred Stocks - 0.0%
	Shares	Value ($)
UNITED STATES - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
Castle Creek Biosciences Inc Series A4 (a)(c)(d) (Cost $10,010,851)	30,303	4,441,208

Money Market Funds - 2.3%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (h)	3.69	948,011,528	948,201,130
Fidelity Securities Lending Cash Central Fund (h)(i)	3.72	47,289,719	47,294,448
TOTAL MONEY MARKET FUNDS (Cost $995,442,100)			995,495,578

TOTAL INVESTMENT IN SECURITIES - 100.8% (Cost $19,814,776,439)	43,468,666,756
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(343,993,917)
NET ASSETS - 100.0%	43,124,672,839

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Non-income producing.
(b)
Security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. At the end of the period, the total value of unadjusted equity securities subject to contractual sale restrictions is $1,958,326,646 with varying restriction expiration dates. Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

(c)	Level 3 security.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $526,043,562 or 1.2% of net assets.

(e)	Security or a portion of the security is on loan at period end.
(f)	Affiliated company.
(g)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Anduril Industries Inc Class B	6/16/2025	1,491,527

Anduril Industries Inc Class C	6/16/2025	694

Anduril Industries Inc Series F	8/7/2024	32,147,366

Anduril Industries Inc Series G	4/17/2025	14,010,536

Ant International Co Ltd Class C	5/16/2018	38,251,213

Anthropic PBC Series F	8/18/2025	22,301,074

Atom Tickets LLC	8/15/2017	3,000,004

Bytedance Ltd Series E1	11/18/2020	14,327,043

Canva Inc Class A	8/19/2025 - 11/12/2025	23,869,030

Castle Creek Biosciences Inc Series A4	9/29/2016	10,010,851

Chobani Inc Class A	10/14/2025	16,537,528

Discord Inc Series I	9/15/2021	1,817,061

Epic Games Inc	7/13/2020 - 3/29/2021	61,546,000

Revolut Group Holdings Ltd	1/28/2026	24,112,631

Tenstorrent Holdings Inc Series C1	4/23/2021	4,717,626

Waymo LLC Series A2	5/8/2020	8,925,037

Waymo LLC Series B2	6/11/2021	16,369,625

Waymo LLC Series C2	10/18/2024	40,139,789

Additional information on each lock-up restriction is as follows:
Security	Restriction Expiration Date
Space Exploration Technologies Corp	12/8/2026

Space Exploration Technologies Corp	12/8/2026

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	51,599,918	7,055,452,138	6,158,893,095	5,609,616	(11,309)	53,478	948,201,130	948,011,528
Fidelity Securities Lending Cash Central Fund	60,115,566	1,829,798,243	1,842,711,748	141,020	92,387	-	47,294,448	47,289,719
	111,715,484	8,885,250,381	8,001,604,843	5,750,636	81,078	53,478	995,495,578

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Tyra Biosciences Inc	-	113,737,228	-	-	-	(8,678,410)	105,058,818	3,295,446
Total	-	113,737,228	-	-	-	(8,678,410)	105,058,818

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	9,227,705,102	7,237,743,264	1,958,326,646	31,635,192
Consumer Discretionary	4,360,929,435	4,360,789,758	139,677	-
Consumer Staples	269,269,695	252,087,839	-	17,181,856
Energy	10,311,483	10,311,483	-	-
Financials	277,543,219	229,125,048	-	48,418,171
Health Care	2,791,714,364	2,791,714,356	-	8
Industrials	790,333,947	662,738,396	125,078,876	2,516,675
Information Technology	22,659,050,608	22,638,972,453	-	20,078,155
Materials	622,002,328	622,002,328	-	-
Real Estate	82,670,743	82,670,743	-	-
Utilities	318,740,286	318,740,286	-	-

Convertible Preferred Stocks
Communication Services	43,209,613	-	-	43,209,613
Consumer Discretionary	133,036,274	-	-	133,036,274
Financials	6,742,200	-	-	6,742,200
Industrials	125,602,836	-	-	125,602,836
Information Technology	93,181,382	-	-	93,181,382

Domestic Equity Funds	656,686,455	656,686,455	-	-

Non-Convertible Preferred Stocks
Health Care	4,441,208	-	-	4,441,208

Money Market Funds	995,495,578	995,495,578	-	-
Total Investments in Securities:	43,468,666,756	40,859,077,987	2,083,545,199	526,043,570
The following is a reconciliation of consolidated Investments in Securities for which Level 3 inputs were used in determining value. Beginning balances have been updated to conform to current period presentation, as applicable.
	Beginning Balance ($)	Net Realized Gain (Loss) on Investment Securities ($)	Net Unrealized Gain (Loss) on Investment Securities ($)	Cost of Purchases ($)	Proceeds of Sales ($)	Amortization/ Accretion ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Ending Balance ($)	The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2026 ($)
Common Stocks	609,763,603	118,571	(41,998,749)	64,591,847	(58,074,815)	-	-	(454,570,400)	119,830,057	(24,706,202)
Convertible Preferred Stocks	458,278,126	409,000	204,604,624	22,301,074	(13,081,679)	-	-	(270,738,840)	401,772,305	203,143,910
Non-Convertible Preferred Stocks	6,175,145	-	(1,733,937)	-	-	-	-	-	4,441,208	(1,733,937)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in net gain (loss) on the Fund's consolidated Statement of Operations.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$42,368,112,360
Investments in securities, at value - affiliated issuers	1,100,554,396
Restricted cash	27,420
Foreign currency held at value	829,630
Receivable for investments sold	486,716,400
Receivable for fund shares sold	28,173,845
Dividends receivable	665,752
Distributions receivable from affiliated funds	1,667,797
Prepaid expenses	6,464
Other receivables	609,687
Total assets	43,987,363,751
Liabilities
Payable for investments purchased	772,414,109
Payable for fund shares redeemed	14,684,484
Accrued management fee	27,558,044
Distribution and service plan fees payable	11,608
Other payables and accrued expenses	844,397
Collateral on securities loaned	47,178,270
Total liabilities	862,690,912
Net Assets	$43,124,672,839
Net assets consist of:
Paid in capital	13,317,726,379
Total accumulated earnings (loss)	29,806,946,460
Net Assets	$43,124,672,839

Net Asset Value and Maximum Offering
Class A
Net Asset Value and redemption price per share ($30,553,920/1,059,808 shares) a	$28.83
Maximum offering price per share (100/94.25 of $28.83)	$30.59
Class M
Net Asset Value and redemption price per share ($4,688,292/163,199 shares) a	$28.73
Maximum offering price per share (100/96.50 of $28.73)	$29.77
Class C
Net Asset Value and offering price per share ($4,444,290/155,882 shares) a	$28.51
Fidelity® OTC Portfolio
Net Asset Value, offering price and redemption price per share ($31,430,876,724/1,082,210,204 shares)	$29.04
Class K
Net Asset Value, offering price and redemption price per share ($10,992,606,159/367,490,545 shares)	$29.91
Class I
Net Asset Value, offering price and redemption price per share ($210,502,562/7,262,522 shares)	$28.98
Class Z
Net Asset Value, offering price and redemption price per share ($451,000,892/15,542,398 shares)	$29.02

(a)Redemption price per unit is equal to net asset value less any applicable contingent deferred sales charge.

Other Information
Unaffiliated issuers, cost	18,705,597,111
Affiliated issuers, cost	1,109,179,328
Foreign currency holdings, cost	821,570
Securities loaned, market value	71,330,089
Consolidated Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$122,092,549
Dividends - affiliated issuers	5,750,636
Security lending income - unaffiliated issuers	13,473
Interest	2,257
Total investment income	127,858,915
Expenses
Basic management fee	229,752,453
Performance adjustment	54,964,945
Distribution and service plan fees	53,047
Custodian fees and expenses	541,768
Independent trustees' fees and expenses	122,348
Registration fees	358,175
Audit	140,865
Legal	29,551
Interest	245,195
Commitment fee	49,874
Miscellaneous	65,321
Total expenses	286,323,542
Expense reimbursements and reductions	(13,513)
Total expenses after reductions	286,310,029
Net investment income (loss)	(158,451,114)
Net realized gain (loss)
Investments - unaffiliated issuers	7,994,247,287
Investments - affiliated issuers	81,078
Foreign currency transactions	(4,524,541)
Net realized gain (loss)	7,989,803,824
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	3,262,171,351
Investments - affiliated issuers	(8,624,932)
Assets and liabilities in foreign currencies	15,900
Total change in net unrealized appreciation (depreciation)	3,253,562,319
Net gain (loss)	11,243,366,143
Net increase (decrease) in net assets resulting from operations	$11,084,915,029
Other Information
Income from securities lending - Affiliated Issuers	141,020
Realized gain loss on foreign taxes	32

Consolidated Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(158,451,114)	$(45,135,288)
Net realized gain (loss)	7,989,803,824	2,582,895,246
Change in net unrealized appreciation (depreciation)	3,253,562,319	3,408,082,101
Net increase (decrease) in net assets resulting from operations	11,084,915,029	5,945,842,059
Distributions to shareholders
Distributions to shareholders	(2,647,417,895)	(4,058,936,416)
Total distributions	(2,647,417,895)	(4,058,936,416)
Net increase (decrease) in net assets resulting from share transactions	1,877,736,928	346,640,815
Total increase (decrease) in net assets	10,315,234,062	2,233,546,458
Net Assets
Beginning of period	32,809,438,777	30,575,892,319
End of period	$43,124,672,839	$32,809,438,777
Consolidated Financial Highlights
Fidelity Advisor® OTC Fund Class A

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$23.15	$20.48
Income from Investment Operations
Net investment income (loss) B, C	(.20)	(.09)
Net realized and unrealized gain (loss)	7.77	3.47
Total from investment operations	7.57	3.38
Distributions
Distributions from net realized gain	(1.89)	(.71)
Total distributions	(1.89)	(.71)
Net asset value, end of period	$28.83	$23.15
Total Return D, E, L	34.73%	16.71%
Ratios and Supplemental Data B, F, G
Ratio of expenses to average net assets before reductions	1.07%	1.05% H, I
Ratio of expenses to average net assets net of fee waivers, if any	1.07%	1.05% H, I
Ratio of expenses to average net assets net of all reductions, if any	1.07%	1.05% H, I
Ratio of net investment income (loss) to average net assets	(.74)%	(.52)% H
Net assets, end of period	$30,553,920	$4,928,991
Portfolio turnover rate J	64%	53% K

AFor the period October 8, 2024 (commencement of sale of shares) through July 31, 2025.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CCalculated based on average shares outstanding during the period.
DTotal returns do not include the effect of the sales charges.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HAnnualized.
IAudit fees are not annualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KPortfolio turnover rate excludes securities received or delivered in-kind.
LTotal returns for periods of less than one year are not annualized.
Fidelity Advisor® OTC Fund Class M

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$23.13	$20.48
Income from Investment Operations
Net investment income (loss) B, C	(.26)	(.13)
Net realized and unrealized gain (loss)	7.75	3.47
Total from investment operations	7.49	3.34
Distributions
Distributions from net realized gain	(1.89)	(.69)
Total distributions	(1.89)	(.69)
Net asset value, end of period	$28.73	$23.13
Total Return D, E, L	34.40%	16.47%
Ratios and Supplemental Data C, F, G
Ratio of expenses to average net assets before reductions	1.31%	1.30% H, I
Ratio of expenses to average net assets net of fee waivers, if any	1.31%	1.30% H, I
Ratio of expenses to average net assets net of all reductions, if any	1.31%	1.30% H, I
Ratio of net investment income (loss) to average net assets	(.97)%	(.76)% H
Net assets, end of period	$4,688,292	$1,310,136
Portfolio turnover rate J	64%	53% K

AFor the period October 8, 2024 (commencement of sale of shares) through July 31, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns do not include the effect of the sales charges.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.
IAudit fees are not annualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KPortfolio turnover rate excludes securities received or delivered in-kind.
LTotal returns for periods of less than one year are not annualized.
Fidelity Advisor® OTC Fund Class C

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$23.08	$20.48
Income from Investment Operations
Net investment income (loss) B, C	(.41)	(.21)
Net realized and unrealized gain (loss)	7.73	3.46
Total from investment operations	7.32	3.25
Distributions
Distributions from net realized gain	(1.89)	(.65)
Total distributions	(1.89)	(.65)
Net asset value, end of period	$28.51	$23.08
Total Return D, E, L	33.70%	16.02%
Ratios and Supplemental Data C, F, G
Ratio of expenses to average net assets before reductions	1.81%	1.79% H, I
Ratio of expenses to average net assets net of fee waivers, if any	1.81%	1.79% H, I
Ratio of expenses to average net assets net of all reductions, if any	1.81%	1.79% H, I
Ratio of net investment income (loss) to average net assets	(1.49)%	(1.27)% H
Net assets, end of period	$4,444,290	$221,908
Portfolio turnover rate J	64%	53% K

AFor the period October 8, 2024 (commencement of sale of shares) through July 31, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns do not include the effect of the contingent deferred sales charge.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HAnnualized.
IAudit fees are not annualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KPortfolio turnover rate excludes securities received or delivered in-kind.
LTotal returns for periods of less than one year are not annualized.
Fidelity® OTC Portfolio

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$23.25	$22.00	$17.29	$14.74	$20.67
Income from Investment Operations
Net investment income (loss) A, B	(.11)	(.03)	(.02)	- C	(.07)
Net realized and unrealized gain (loss)	7.79	4.20	4.74	3.07	(3.60)
Total from investment operations	7.68	4.17	4.72	3.07	(3.67)
Distributions
Distributions from net investment income	-	-	(.01)	-	-
Distributions from net realized gain	(1.89)	(2.92)	-	(.52)	(2.26)
Total distributions	(1.89)	(2.92)	(.01)	(.52)	(2.26)
Net asset value, end of period	$29.04	$23.25	$22.00	$17.29	$14.74
Total Return D	35.08%	21.19%	27.31%	21.63%	(20.30)%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.78%	.73%	.76%	.79%	.81%
Ratio of expenses to average net assets net of fee waivers, if any	.78%	.73%	.75%	.79%	.81%
Ratio of expenses to average net assets net of all reductions, if any	.78%	.73%	.75%	.78%	.81%
Ratio of net investment income (loss) to average net assets	(.44)%	(.17)%	(.12)%	.03%	(.37)%
Net assets, end of period	$31,430,876,724	$24,202,477,490	$22,787,879,300	$18,890,288,806	$16,626,163,570
Portfolio turnover rate G	64%	53% H	37%	15% H	32% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® OTC Portfolio Class K

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$23.87	$22.51	$17.69	$15.06	$21.06
Income from Investment Operations
Net investment income (loss) A, B	(.10)	(.02)	(.01)	.02	(.05)
Net realized and unrealized gain (loss)	8.03	4.32	4.85	3.13	(3.68)
Total from investment operations	7.93	4.30	4.84	3.15	(3.73)
Distributions
Distributions from net investment income	-	- C	(.02)	-	-
Distributions from net realized gain	(1.89)	(2.94)	-	(.52)	(2.27)
Total distributions	(1.89)	(2.94)	(.02)	(.52)	(2.27)
Net asset value, end of period	$29.91	$23.87	$22.51	$17.69	$15.06
Total Return D	35.22%	21.29%	27.36%	21.71%	(20.21)%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.71%	.65%	.67%	.70%	.73%
Ratio of expenses to average net assets net of fee waivers, if any	.71%	.65%	.67%	.69%	.73%
Ratio of expenses to average net assets net of all reductions, if any	.71%	.65%	.67%	.69%	.73%
Ratio of net investment income (loss) to average net assets	(.37)%	(.09)%	(.04)%	.12%	(.29)%
Net assets, end of period	$10,992,606,159	$8,469,187,595	$7,788,013,019	$6,536,453,349	$5,707,168,951
Portfolio turnover rate G	64%	53% H	37%	15% H	32% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® OTC Fund Class I

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$23.21	$20.48
Income from Investment Operations
Net investment income (loss) B, C	(.15)	(.05)
Net realized and unrealized gain (loss)	7.81	3.48
Total from investment operations	7.66	3.43
Distributions
Distributions from net realized gain	(1.89)	(.70)
Total distributions	(1.89)	(.70)
Net asset value, end of period	$28.98	$23.21
Total Return D, K	35.05%	16.94%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.81%	.79% G, H
Ratio of expenses to average net assets net of fee waivers, if any	.81%	.79% G, H
Ratio of expenses to average net assets net of all reductions, if any	.81%	.79% G, H
Ratio of net investment income (loss) to average net assets	(.55)%	(.27)% G
Net assets, end of period	$210,502,562	$163,143
Portfolio turnover rate I	64%	53% J

AFor the period October 8, 2024 (commencement of sale of shares) through July 31, 2025.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CCalculated based on average shares outstanding during the period.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAnnualized.
HAudit fees are not annualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
JPortfolio turnover rate excludes securities received or delivered in-kind.
KTotal returns for periods of less than one year are not annualized.
Fidelity Advisor® OTC Fund Class Z

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$23.21	$20.48
Income from Investment Operations
Net investment income (loss) B, C	(.11)	(.03)
Net realized and unrealized gain (loss)	7.81	3.48
Total from investment operations	7.70	3.45
Distributions
Distributions from net investment income	-	.00 D
Distributions from net realized gain	(1.89)	(.72)
Total distributions	(1.89)	(.72)
Net asset value, end of period	$29.02	$23.21
Total Return E, L	35.23%	17.05%
Ratios and Supplemental Data C, F, G
Ratio of expenses to average net assets before reductions	.71%	.69% H, I
Ratio of expenses to average net assets net of fee waivers, if any	.71%	.69% H, I
Ratio of expenses to average net assets net of all reductions, if any	.71%	.69% H, I
Ratio of net investment income (loss) to average net assets	(.40)%	(.16)% H
Net assets, end of period	$451,000,892	$130,866,877
Portfolio turnover rate J	64%	53% K

AFor the period October 8, 2024 (commencement of sale of shares) through July 31, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount represents less than $.005 per share.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HAnnualized.
IAudit fees are not annualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KPortfolio turnover rate excludes securities received or delivered in-kind.
LTotal returns for periods of less than one year are not annualized.
Notes to Consolidated Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers the classes of shares listed below.

Fidelity® OTC Portfolio	Class A, Class M, Class C, Fidelity® OTC Portfolio, Class K, Class I, and Class Z
Each class has equal rights as to assets and voting privileges, and exclusive voting rights with respect to matters that affect that class. Class A, Class M, Class C, Class I and Class Z, as applicable, are Fidelity Advisor classes.

Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's consolidated financial statements and consolidated financial highlights. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Common Stocks	$119,830,057	Recovery value	Recovery value	$0.00	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	4.3 - 15.5 / 6.4	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	23.5	Increase
			Enterprise value/Net income multiple (EV/NI)	29.5	Increase
		Black scholes	Discount rate	0.0%	Increase
			Term	0.1	Increase
			Volatility	70.0%	Increase
		Book value	Book value multiple	1.3	Increase
Convertible Preferred Stocks	$401,772,305	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.1 - 17.6 / 12.5	Increase
		Black scholes	Discount rate	4.4%	Increase
			Term	3.0	Increase
			Volatility	80.0%	Increase
Non-Convertible Preferred Stocks	$4,441,208	Market approach	Transaction price	$215.03	Increase
			Discount rate	25.0%	Decrease
		Black scholes	Discount rate	4.4%	Increase
			Term	3.0	Increase
			Volatility	85.0%	Increase

* Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end, as well as a roll forward of Level 3 instruments, is included at the end of each Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable.  Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Fund is subject to a tax imposed on capital gains by certain countries in which the Fund invests. Any estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the applicable Fund's Consolidated Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the Consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: certain foreign taxes, foreign currency transactions, losses deferred due to excise tax regulations, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® OTC Portfolio	19,862,986,636	24,540,321,904	(934,641,784)	23,605,680,120

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® OTC Portfolio	2,242,657,360	3,958,594,579	23,605,694,521

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® OTC Portfolio	-	2,647,417,895	2,647,417,895

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® OTC Portfolio	303,761,582	3,755,174,834	4,058,936,416

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Consolidated Subsidiary.
Certain investments are held through a wholly-owned subsidiary (Subsidiary), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	Amount ($)	% of Total Assets
Fidelity ® OTC Portfolio	17,209,281	0.04

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as deferred taxes in the Consolidated Statement of Assets and Liabilities and included in change in net unrealized appreciation (depreciation) on investment securities in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as restricted cash in the Consolidated Statement of Assets and Liabilities, if applicable.

  3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® OTC Portfolio	23,755,019,520	25,147,219,222

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Unaffiliated shareholders that redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity® OTC Portfolio	10,899,587	175,382,984	231,557,006

  4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class subject to a performance adjustment. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month.

The management fee is determined by calculating a basic fee and then applying a performance adjustment.

When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity® OTC Portfolio
Class A	0.72%
Class M	0.72%
Class C	0.72%
Fidelity® OTC Portfolio	0.68%
Class K	0.59%
Class I	0.72%
Class Z	0.59%

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity® OTC Portfolio
Class A	0.67
Class M	0.67
Class C	0.67
Fidelity® OTC Portfolio	0.63
Class K	0.56
Class I	0.66
Class Z	0.56

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity® OTC Portfolio	Nasdaq Composite Index®

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Fidelity® OTC Portfolio. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered.

The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was 0.15%.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, separate Distribution and Service Plans for each class of shares have been adopted by the Fund. Certain classes pay FIdelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and or Service Fees, each of which is based on an annual percentage of each class's average net assets. In addition, FDC may pay financial intermediaries for selling shares and providing shareholder support services. For the period, the distribution and service fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee %	Service Fee %	Total Fees ($)	Retained by FDC ($)
Fidelity® OTC Portfolio
Class A	-	.25	28,743	5,024
Class M	.25	.25	10,236	74
Class C	.75	.25	14,068	11,934
			53,047	17,032

Sales Load. FDC may receive a front-end sales charge of up to a certain percentage for selling shares of certain classes, some of which is paid to financial intermediaries for selling shares. Depending on the holding period, FDC may receive a contingent deferred sales charge levied on redemptions from certain classes. For the period, front-end sales charge rates, deferred sales charge rates and sales charge amounts retained by FDC were as follows:

	Front-End Sales Charge (%)	Deferred Sales Charge (%)	Retained by FDC ($)
Fidelity® OTC Portfolio
Class A A	5.75	1.00	37,605
Class M A	3.50	.25	953
Class C B	-	1.00	-
			38,558

A  Class A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to the sales charge indicated.
B  When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Consolidated Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity® OTC Portfolio	$609,687

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® OTC Portfolio	157,168

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds.

At period end, there were no interfund loans outstanding.

Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate (%)	Interest expense ($)
Fidelity® OTC Portfolio	Borrower	43,726,180	4.04	245,195

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® OTC Portfolio	1,358,082,019	1,702,122,497	592,300,927

  5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are presented in the Consolidated Statement of Operations.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  6. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Consolidated Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Consolidated Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® OTC Portfolio	16,507	6	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Consolidated Schedule of Investments or Consolidated Statement of Assets and Liabilities.

Amount ($)
Fidelity® OTC Portfolio	27,148,956

  7. Expense Reductions.
Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® OTC Portfolio	13,513

  8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025

Fidelity® OTC Portfolio
Class A (Commencement of sale of shares October 8, 2024)	487,693	53,917
Class M (Commencement of sale of shares October 8, 2024)	107,390	29,301
Class C (Commencement of sale of shares October 8, 2024)	24,637	3,249
Fidelity® OTC Portfolio	1,962,401,047	3,030,112,146
Class K	671,813,678	1,026,242,504
Class I (Commencement of sale of shares October 8, 2024)	1,342,034	3,931
Class Z (Commencement of sale of shares October 8, 2024)	11,241,416	2,491,368
Total	2,647,417,895	4,058,936,416

  9. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® OTC Portfolio
Class A (Commencement of sale of shares October 8, 2024)
Shares sold	931,141	239,295	26,068,962	4,937,950
Reinvestment of distributions	20,708	2,451	487,694	53,917
Shares redeemed	(104,938)	(28,848)	(2,637,400)	(602,665)
Net increase (decrease)	846,911	212,898	23,919,256	4,389,202
Class M (Commencement of sale of shares October 8, 2024)
Shares sold	114,989	55,314	3,368,964	1,159,103
Reinvestment of distributions	4,574	1,331	107,390	29,301
Shares redeemed	(13,005)	(4)	(311,820)	(80)
Net increase (decrease)	106,558	56,641	3,164,534	1,188,324
Class C (Commencement of sale of shares October 8, 2024)
Shares sold	150,170	9,475	4,052,545	196,626
Reinvestment of distributions	1,051	148	24,637	3,249
Shares redeemed	(4,955)	(7)	(138,173)	(154)
Net increase (decrease)	146,266	9,616	3,939,009	199,721
Fidelity® OTC Portfolio
Shares sold	108,930,790	65,795,420	2,936,579,024	1,375,822,986
Reinvestment of distributions	76,297,302	136,949,264	1,803,322,040	2,796,253,380
Shares redeemed	(144,138,171)	(197,657,589)	(3,704,823,943)	(4,123,252,375)
Net increase (decrease)	41,089,921	5,087,095	1,035,077,121	48,823,991
Class K
Shares sold	15,563,022	13,348,297	424,993,771	286,527,479
Reinvestment of distributions	27,630,193	48,992,123	671,813,678	1,026,242,504
Shares redeemed	(30,443,683)	(53,531,926)	(794,773,879)	(1,143,766,857)
Net increase (decrease)	12,749,532	8,808,494	302,033,570	169,003,126
Class I (Commencement of sale of shares October 8, 2024)
Shares sold	7,519,928	8,658	218,346,821	178,689
Reinvestment of distributions	56,726	179	1,341,899	3,931
Shares redeemed	(321,160)	(1,808)	(8,933,417)	(36,084)
Net increase (decrease)	7,255,494	7,029	210,755,303	146,536
Class Z (Commencement of sale of shares October 8, 2024)
Shares sold	10,819,763	7,705,245	323,423,676	167,167,286
Reinvestment of distributions	393,856	102,649	9,293,839	2,259,313
Shares redeemed	(1,309,052)	(2,170,064)	(33,869,380)	(46,536,684)
Net increase (decrease)	9,904,567	5,637,830	298,848,135	122,889,915

  10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

  11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and the Shareholders of Fidelity OTC Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Fidelity OTC Portfolio (the "Fund"), a fund of Fidelity Securities Fund, including the consolidated schedule of investments, as of July 31, 2026, the related consolidated statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 11, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31 2026, $5,154,397,531, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the consolidated financial statements for each Fund as part of Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity OTC Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2026 meeting, the Board of Trustees voted to continue the fund's Advisory Contracts, without modification, for two months from June 1, 2026 through July 31, 2026. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2026, with the understanding that the Board would consider the annual renewal for a full one year period in July 2026.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class generally determined by selecting the largest non-12b-1 class by asset total in a given fund category; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and its applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account and market information over the Internet, via Fidelity's mobile app and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the representative class (the retail class), the Board considered the effective management fee rate for the retail class, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity using portfolio attributes from Morningstar and combining similar Morningstar Categories that have comparable investment mandates and Morningstar distribution attributes. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or waivers and without taking into account the fund's performance adjustment) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are generally similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons of the retail class of the fund relative to the asset-sized peer group. The total peer group and asset-sized peer group total expense comparisons include fund-paid 12b-1 fees, reimbursements, waivers, and acquired fund fees and expenses, and exclude performance adjustments.
The information provided to the Board indicated that the management fee rate of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and above the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. The Board considered that the fund's management fee covers expenses for services beyond portfolio management. The Board noted that Fidelity believes that management fee comparisons are particularly unhelpful in the context of this fund and that total expense comparisons are more useful. The Board further considered that, when compared to the total expenses of its competitors, the fund ranked below its total peer group and asset-sized peer group competitive medians.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity other than the fund, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar investment mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the management fee of each class of the fund, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) and their shareholders have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also considered that shareholders benefit from pricing funds at scale from inception. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.536191.129
OTC-ANN-0926
Fidelity® OTC K6 Portfolio

Annual Report
July 31, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® OTC K6 Portfolio
Consolidated Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 95.4%
	Shares	Value ($)
BELGIUM - 0.4%
Health Care - 0.4%
Pharmaceuticals - 0.4%
UCB SA	59,400	15,268,006
BRAZIL - 0.0%
Consumer Discretionary - 0.0%
Broadline Retail - 0.0%
MercadoLibre Inc (a)	572	1,074,187
CANADA - 0.8%
Information Technology - 0.7%
IT Services - 0.7%
Shopify Inc Class A (United States) (a)	231,589	27,130,652
Materials - 0.1%
Metals & Mining - 0.1%
Franco-Nevada Corp (United States)	18,597	3,959,673
TOTAL CANADA		31,090,325
CHILE - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
Antofagasta PLC	258,000	12,709,148
CHINA - 0.0%
Consumer Discretionary - 0.0%
Broadline Retail - 0.0%
JD.com Inc A Shares	702	11,548
DENMARK - 0.1%
Health Care - 0.1%
Biotechnology - 0.1%
Ascendis Pharma A/S (a)	21,117	5,150,647
GERMANY - 0.0%
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
AIXTRON SE	34,100	1,426,224
KOREA (SOUTH) - 0.2%
Industrials - 0.2%
Aerospace & Defense - 0.2%
Hanwha Aerospace Co Ltd	10,970	6,958,339
LUXEMBOURG - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
ArcelorMittal SA depository receipt	142,700	10,008,978
NETHERLANDS - 1.3%
Health Care - 1.0%
Biotechnology - 1.0%
Argenx SE ADR (a)	42,699	36,457,260
Information Technology - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
ASML Holding NV depository receipt	5,196	8,464,284
NXP Semiconductors NV	13,800	3,162,408
TOTAL INFORMATION TECHNOLOGY		11,626,692
TOTAL NETHERLANDS		48,083,952
SWEDEN - 0.2%
Industrials - 0.2%
Machinery - 0.2%
Epiroc AB A Shares	256,700	6,580,924
TAIWAN - 3.0%
Information Technology - 3.0%
Semiconductors & Semiconductor Equipment - 3.0%
Taiwan Semiconductor Manufacturing Co Ltd ADR	262,176	105,984,648
UNITED KINGDOM - 0.4%
Financials - 0.1%
Financial Services - 0.1%
Revolut Group Holdings Ltd (a)(c)(d)	1,400	2,690,478
Health Care - 0.3%
Pharmaceuticals - 0.3%
Astrazeneca PLC (United States)	66,309	11,248,659
TOTAL UNITED KINGDOM		13,939,137
UNITED STATES - 88.4%
Communication Services - 18.0%
Diversified Telecommunication Services - 0.5%
Space Exploration Technologies Corp (b)	181,035	18,637,825
Space Exploration Technologies Corp (b)	8,310	900,555
		19,538,380
Entertainment - 0.9%
Netflix Inc (a)	477,410	34,235,071
Interactive Media & Services - 16.6%
Alphabet Inc Class A	979,868	348,960,391
Alphabet Inc Class C	490,366	174,889,034
Epic Games Inc (a)(c)(d)	5,200	2,119,884
Meta Platforms Inc Class A	146,535	81,577,500
		607,546,809
Media - 0.0%
Charter Communications Inc Class A (a)(e)	5,443	789,125
TOTAL COMMUNICATION SERVICES		662,109,385
Consumer Discretionary - 10.5%
Automobiles - 1.6%
Tesla Inc (a)	189,600	59,005,416
Waymo LLC Class B (c)(d)	2,200	361,504
		59,366,920
Broadline Retail - 8.4%
Amazon.com Inc (a)	1,136,458	308,639,264
Diversified Consumer Services - 0.1%
Duolingo Inc Class A (a)	17,700	2,386,137
Hotels, Restaurants & Leisure - 0.4%
Airbnb Inc Class A (a)	1,461	221,371
Domino's Pizza Inc	33,213	11,539,525
Marriott International Inc/MD Class A1	3,923	1,462,612
		13,223,508
Textiles, Apparel & Luxury Goods - 0.0%
Figs Inc Class A (a)	3,743	40,049
Lululemon Athletica Inc (a)	8,369	994,823
		1,034,872
TOTAL CONSUMER DISCRETIONARY		384,650,701
Consumer Staples - 0.7%
Beverages - 0.5%
Monster Beverage Corp (a)	151,515	14,603,016
Consumer Staples Distribution & Retail - 0.2%
Chobani Inc Class A (c)(d)(f)	302	1,398,254
Costco Wholesale Corp	7,488	7,127,752
		8,526,006
Food Products - 0.0%
Mondelez International Inc	13,621	848,724
TOTAL CONSUMER STAPLES		23,977,746
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Diamondback Energy Inc	4,584	930,323
Financials - 0.5%
Banks - 0.5%
Bank of America Corp	145,800	9,032,310
JPMorgan Chase & Co	27,700	9,744,583
Wintrust Financial Corp	2,977	474,951
		19,251,844
Capital Markets - 0.0%
Moody's Corp	437	209,052
S&P Global Inc	136	56,022
		265,074
TOTAL FINANCIALS		19,516,918
Health Care - 4.8%
Biotechnology - 4.2%
Alnylam Pharmaceuticals Inc (a)	189,512	38,948,506
Cogent Biosciences Inc (a)	167,800	6,532,454
Cytokinetics Inc (a)	202,000	15,580,260
Gilead Sciences Inc	183,736	23,924,265
GRAIL Inc (a)	503	34,485
Insmed Inc (a)	34,400	3,391,840
Ionis Pharmaceuticals Inc (a)	2,327	120,469
Legend Biotech Corp ADR (a)	305,024	5,658,195
Moderna Inc (a)	470,400	25,787,328
Natera Inc (a)	12,200	3,266,672
Revolution Medicines Inc (a)	86,500	16,221,345
Scholar Rock Holding Corp (a)	81,236	3,842,057
Trevena Inc (a)(c)	52	1
Tyra Biosciences Inc (a)(e)	289,908	9,242,267
		152,550,144
Health Care Equipment & Supplies - 0.2%
Boston Scientific Corp (a)	103,470	4,835,153
Intuitive Surgical Inc (a)	1,087	384,070
TransMedics Group Inc (a)	28,642	2,191,399
		7,410,622
Health Care Providers & Services - 0.0%
Guardant Health Inc (a)	11,100	1,798,089
Life Sciences Tools & Services - 0.4%
10X Genomics Inc Class A (a)	64,671	3,056,998
Danaher Corp	10,964	2,137,761
Illumina Inc (a)	46,507	9,538,586
		14,733,345
Pharmaceuticals - 0.0%
Elanco Animal Health Inc (a)	6,421	169,321
TOTAL HEALTH CARE		176,661,521
Industrials - 1.6%
Aerospace & Defense - 0.0%
Anduril Industries Inc Class B (a)(c)(d)	3,198	220,502
Anduril Industries Inc Class C (a)(c)(d)	2	138
		220,640
Construction & Engineering - 0.0%
Bowman Consulting Group Ltd (a)	7,606	204,221
Electrical Equipment - 1.5%
Fluence Energy Inc Class A (a)	105,800	1,473,794
GE Vernova Inc	26,861	26,600,180
Nextpower Inc Class A (a)	288,100	25,891,547
		53,965,521
Ground Transportation - 0.1%
CSX Corp	24,070	1,213,128
Old Dominion Freight Line Inc	15,800	3,351,812
		4,564,940
Professional Services - 0.0%
Mobility Global Inc	136	2,771
TOTAL INDUSTRIALS		58,958,093
Information Technology - 50.5%
Communications Equipment - 0.8%
Arista Networks Inc (a)	135,998	24,527,240
Cisco Systems Inc	45,279	5,251,911
Lumentum Holdings Inc (a)	500	356,970
		30,136,121
Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp Class A	90,000	14,463,000
Corning Inc	15,700	2,170,525
		16,633,525
IT Services - 0.0%
Twilio Inc Class A (a)	122	24,077
Semiconductors & Semiconductor Equipment - 27.6%
Advanced Micro Devices Inc (a)	159,284	75,843,077
Analog Devices Inc	14,200	5,217,222
Applied Materials Inc	51,112	25,948,029
Broadcom Inc	373,408	145,360,266
Intel Corp (a)	533,900	48,157,780
KLA Corp	78,500	14,351,370
Lam Research Corp	114,600	33,580,092
MACOM Technology Solutions Holdings Inc (a)	76,200	19,159,728
Marvell Technology Inc	119,518	22,416,796
Micron Technology Inc	100,595	82,792,703
Monolithic Power Systems Inc	2,600	3,707,678
NVIDIA Corp	2,540,782	510,061,987
Rambus Inc (a)	27,200	2,476,016
SiTime Corp (a)	38,200	20,444,640
Skyworks Solutions Inc (e)	7,793	485,348
Teradyne Inc	10,500	3,860,745
Veeco Instruments Inc (a)	8,037	401,849
		1,014,265,326
Software - 9.3%
Adobe Inc (a)	1,003	251,161
Appfolio Inc Class A (a)	3,931	708,327
Autodesk Inc (a)	16,130	3,777,646
Cadence Design Systems Inc (a)	25,413	8,640,928
Canva Inc Class A (a)(c)(d)	1,300	1,800,110
Crowdstrike Holdings Inc Class A (a)	162,600	31,033,836
Datadog Inc Class A (a)	193,807	51,934,462
Figma Inc Class A (a)	25,696	624,927
Microsoft Corp	379,120	176,184,646
Palantir Technologies Inc Class A (a)	201,600	24,808,896
Palo Alto Networks Inc (a)	120,400	39,952,332
Synopsys Inc (a)	6,101	2,371,825
		342,089,096
Technology Hardware, Storage & Peripherals - 12.3%
Apple Inc	1,437,701	444,120,217
Sandisk Corp (a)	2,010	2,441,808
Seagate Technology Holdings PLC	5,600	4,794,328
Western Digital Corp	1,729	942,028
		452,298,381
TOTAL INFORMATION TECHNOLOGY		1,855,446,526
Materials - 0.8%
Metals & Mining - 0.8%
Alcoa Corp	326,700	14,786,442
Steel Dynamics Inc	54,500	13,693,670
TOTAL MATERIALS		28,480,112
Real Estate - 0.2%
Specialized REITs - 0.2%
Equinix Inc	7,277	7,417,301
Utilities - 0.8%
Electric Utilities - 0.5%
Constellation Energy Corp	26,832	7,050,108
NRG Energy Inc	76,777	10,310,383
		17,360,491
Independent Power and Renewable Electricity Producers - 0.3%
Vistra Corp	73,840	10,942,350
TOTAL UTILITIES		28,302,841
TOTAL UNITED STATES		3,246,451,467
TOTAL COMMON STOCKS (Cost $2,030,465,001)		3,504,737,530

Convertible Preferred Stocks - 1.7%
	Shares	Value ($)
CHINA - 0.0%
Communication Services - 0.0%
Interactive Media & Services - 0.0%
Bytedance Ltd Series E1 (a)(c)(d)	6,135	2,027,433
UNITED STATES - 1.7%
Consumer Discretionary - 0.3%
Automobiles - 0.3%
Waymo LLC Series A2 (a)(c)(d)	2,467	416,257
Waymo LLC Series B2 (a)(c)(d)	15,200	2,587,344
Waymo LLC Series C2 (a)(c)(d)	43,612	7,166,324
Waymo LLC Series D-2 (c)(d)	7,900	1,298,128
		11,468,053
Hotels, Restaurants & Leisure - 0.0%
Discord Inc Series I (a)(c)(d)	3,000	70,530
TOTAL CONSUMER DISCRETIONARY		11,538,583
Financials - 0.0%
Financial Services - 0.0%
Tenstorrent Holdings Inc Series C1 (a)(c)(d)	6,595	560,377
Industrials - 0.3%
Aerospace & Defense - 0.3%
Anduril Industries Inc Series F (a)(c)(d)	120,963	8,340,399
Anduril Industries Inc Series G (a)(c)(d)	30,200	2,082,290
Anduril Industries Inc Series H (c)(d)	30,900	2,130,555
TOTAL INDUSTRIALS		12,553,244
Information Technology - 1.1%
Software - 1.1%
Anthropic PBC Series G (c)(d)	34,700	20,438,647
Anthropic PBC Series H (c)(d)	20,300	11,956,903
World Labs Technologies Inc Series C (c)(d)	6,600	2,067,318
World Labs Technologies Inc Series C PRIME (c)(d)	7,759	2,601,438
TOTAL INFORMATION TECHNOLOGY		37,064,306
TOTAL UNITED STATES		61,716,510
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $38,830,260)		63,743,943

Domestic Equity Funds - 1.8%
	Shares	Value ($)
Invesco QQQ Trust ETF (Cost $64,160,052)	93,900	64,602,261

Money Market Funds - 1.8%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	3.69	66,069,969	66,083,183
Fidelity Securities Lending Cash Central Fund (g)(h)	3.72	1,303,831	1,303,961
TOTAL MONEY MARKET FUNDS (Cost $67,383,004)			67,387,144

TOTAL INVESTMENT IN SECURITIES - 100.7% (Cost $2,200,838,317)	3,700,470,878
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(25,641,885)
NET ASSETS - 100.0%	3,674,828,993

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Non-income producing.
(b)
Security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. At the end of the period, the total value of unadjusted equity securities subject to contractual sale restrictions is $19,538,380 with varying restriction expiration dates. Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

(c)	Level 3 security.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $72,334,813 or 2.0% of net assets.

(e)	Security or a portion of the security is on loan at period end.
(f)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Anduril Industries Inc Class B	6/16/2025	130,743

Anduril Industries Inc Class C	6/16/2025	82

Anduril Industries Inc Series F	8/7/2024	2,629,324

Anduril Industries Inc Series G	4/17/2025	1,234,661

Anduril Industries Inc Series H	5/12/2026	2,130,638

Anthropic PBC Series G	1/27/2026	8,992,033

Anthropic PBC Series H	5/28/2026	11,956,893

Bytedance Ltd Series E1	11/18/2020	672,237

Canva Inc Class A	8/19/2025 - 11/12/2025	2,139,982

Chobani Inc Class A	10/14/2025	1,345,819

Discord Inc Series I	9/15/2021	165,187

Epic Games Inc	7/13/2020 - 3/29/2021	4,292,000

Revolut Group Holdings Ltd	1/28/2026	1,974,133

Tenstorrent Holdings Inc Series C1	4/23/2021	392,145

Waymo LLC Class B	4/22/2026	361,495

Waymo LLC Series A2	5/8/2020	211,834

Waymo LLC Series B2	6/11/2021	1,394,174

Waymo LLC Series C2	10/18/2024	3,410,516

Waymo LLC Series D-2	2/2/2026	1,298,096

World Labs Technologies Inc Series C	2/17/2026	1,717,574

World Labs Technologies Inc Series C PRIME	2/17/2026	2,624,948

Additional information on each lock-up restriction is as follows:
Security	Restriction Expiration Date
Space Exploration Technologies Corp	12/8/2026

Space Exploration Technologies Corp	12/8/2026

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	3,810,269	617,400,264	555,130,477	466,440	(1,013)	4,140	66,083,183	66,069,969
Fidelity Securities Lending Cash Central Fund	3,001,594	140,360,267	142,058,017	12,484	117	-	1,303,961	1,303,831
	6,811,863	757,760,531	697,188,494	478,924	(896)	4,140	67,387,144

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	662,109,385	640,451,121	19,538,380	2,119,884
Consumer Discretionary	385,736,436	385,363,384	11,548	361,504
Consumer Staples	23,977,746	22,579,492	-	1,398,254
Energy	930,323	930,323	-	-
Financials	22,207,396	19,516,918	-	2,690,478
Health Care	244,786,093	244,786,092	-	1
Industrials	72,497,356	58,737,453	13,539,263	220,640
Information Technology	2,001,614,742	1,999,814,632	-	1,800,110
Materials	55,157,911	55,157,911	-	-
Real Estate	7,417,301	7,417,301	-	-
Utilities	28,302,841	28,302,841	-	-

Convertible Preferred Stocks
Communication Services	2,027,433	-	-	2,027,433
Consumer Discretionary	11,538,583	-	-	11,538,583
Financials	560,377	-	-	560,377
Industrials	12,553,244	-	-	12,553,244
Information Technology	37,064,306	-	-	37,064,306

Domestic Equity Funds	64,602,261	64,602,261	-	-

Money Market Funds	67,387,144	67,387,144	-	-
Total Investments in Securities:	3,700,470,878	3,595,046,873	33,089,191	72,334,814
The following is a reconciliation of consolidated Investments in Securities for which Level 3 inputs were used in determining value. Beginning balances have been updated to conform to current period presentation, as applicable.
	Beginning Balance ($)	Net Realized Gain (Loss) on Investment Securities ($)	Net Unrealized Gain (Loss) on Investment Securities ($)	Cost of Purchases ($)	Proceeds of Sales ($)	Amortization/ Accretion ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Ending Balance ($)	The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2026 ($)
Common Stocks	10,942,566	10,055	(1,479,675)	5,862,772	(6,066,447)	-	-	(678,400)	8,590,871	(1,389,952)
Convertible Preferred Stocks	14,058,816	31,347	21,936,211	28,720,182	(1,002,613)	-	-	-	63,743,943	21,824,258

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in net gain (loss) on the Fund's consolidated Statement of Operations.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$3,633,083,734
Investments in securities, at value - affiliated issuers	67,387,144
Cash	534,609
Restricted cash	2,220
Receivable for investments sold	46,475,669
Receivable for fund shares sold	3,060,200
Dividends receivable	44,612
Distributions receivable from affiliated funds	107,286
Total assets	3,750,695,474
Liabilities
Payable for investments purchased	71,407,363
Payable for fund shares redeemed	1,612,073
Accrued management fee	1,542,920
Collateral on securities loaned	1,304,125
Total liabilities	75,866,481
Net Assets	$3,674,828,993
Net assets consist of:
Paid in capital	1,769,205,430
Total accumulated earnings (loss)	1,905,623,563
Net Assets	$3,674,828,993

Net Asset Value and Maximum Offering
Net Asset Value, offering price and redemption price per share ($3,674,828,993/103,233,875 shares)	$35.60

Other Information
Unaffiliated issuers, cost	2,133,455,313
Affiliated issuers, cost	67,383,004
Securities loaned, market value	2,151,900
Consolidated Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$10,205,537
Dividends - affiliated issuers	478,924
Security lending income - unaffiliated issuers	905
Interest	164
Total investment income	10,685,530
Expenses
Management fee	15,192,279
Independent trustees' fees and expenses	10,017
Interest	17,225
Total expenses	15,219,521
Expense reimbursements and reductions	(1,638)
Total expenses after reductions	15,217,883
Net investment income (loss)	(4,532,353)
Net realized gain (loss)
Investments - unaffiliated issuers	514,588,902
Investments - affiliated issuers	(896)
Redemptions in-kind	104,952,858
Foreign currency transactions	(379,672)
Net realized gain (loss)	619,161,192
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	248,391,195
Investments - affiliated issuers	4,140
Assets and liabilities in foreign currencies	6,025
Total change in net unrealized appreciation (depreciation)	248,401,360
Net gain (loss)	867,562,552
Net increase (decrease) in net assets resulting from operations	$863,030,199
Other Information
Income from securities lending - Affiliated Issuers	12,484
Realized gain loss on foreign taxes	(123,842)

Consolidated Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(4,532,353)	$2,170,120
Net realized gain (loss)	619,161,192	145,346,332
Change in net unrealized appreciation (depreciation)	248,401,360	321,343,092
Net increase (decrease) in net assets resulting from operations	863,030,199	468,859,544
Distributions to shareholders
Distributions to shareholders	(117,086,276)	(87,141,804)
Total distributions	(117,086,276)	(87,141,804)
Net increase (decrease) in net assets resulting from share transactions	80,315,206	(61,548,504)
Total increase (decrease) in net assets	826,259,129	320,169,236
Net Assets
Beginning of period	2,848,569,864	2,528,400,628
End of period	$3,674,828,993	$2,848,569,864
Consolidated Financial Highlights
Fidelity® OTC K6 Portfolio

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$28.04	$24.17	$19.06	$15.63	$20.36
Income from Investment Operations
Net investment income (loss) A, B	(.05)	.02	.03	.05	(.01)
Net realized and unrealized gain (loss)	8.86	4.68	5.13	3.39	(3.93)
Total from investment operations	8.81	4.70	5.16	3.44	(3.94)
Distributions
Distributions from net investment income	(.01)	(.05)	(.05)	(.01)	-
Distributions from net realized gain	(1.24)	(.78)	-	-	(.79)
Total distributions	(1.25)	(.83)	(.05)	(.01)	(.79)
Net asset value, end of period	$35.60	$28.04	$24.17	$19.06	$15.63
Total Return C	32.48%	19.88%	27.14%	22.03%	(20.27)%
Ratios and Supplemental Data B, D, E
Ratio of expenses to average net assets before reductions	.50%	.50%	.50%	.50%	.50%
Ratio of expenses to average net assets net of fee waivers, if any	.50%	.50%	.50%	.50%	.50%
Ratio of expenses to average net assets net of all reductions, if any	.50%	.50%	.50%	.50%	.50%
Ratio of net investment income (loss) to average net assets	(.15)%	.08%	.15%	.34%	(.05)%
Net assets, end of period	$3,674,828,993	$2,848,569,864	$2,528,400,628	$2,111,171,887	$1,924,348,829
Portfolio turnover rate G	69% F	64% F	41%	20% F	39% F

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
FPortfolio turnover rate excludes securities received or delivered in-kind.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Consolidated Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® OTC K6 Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's consolidated financial statements and consolidated financial highlights. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Common Stocks	$8,590,871	Market comparable	Enterprise value/Revenue multiple (EV/R)	4.3 - 15.5 / 7.0	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	23.5	Increase
			Enterprise value/Net income multiple (EV/NI)	29.5	Increase
Convertible Preferred Stocks	$63,743,943	Market approach	Transaction price	$338.31	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	2.1 - 17.6 / 15.0	Increase
		Black scholes	Discount rate	4.4%	Increase
			Term	3.0 - 4.0 / 3.9	Increase
			Volatility	45.0% - 80.0% / 48.8%	Increase

* Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end, as well as a roll forward of Level 3 instruments, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Fund is subject to a tax imposed on capital gains by certain countries in which the Fund invests. Any estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the applicable Fund's Consolidated Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

Capital accounts within the Consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: certain foreign taxes, foreign currency transactions, losses deferred due to excise tax regulations, net operating losses, redemptions in-kind, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® OTC K6 Portfolio	2,210,483,780	1,572,074,105	(82,087,006)	1,489,987,099

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® OTC K6 Portfolio	189,530,704	226,105,988	1,489,986,872

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® OTC K6 Portfolio	851,646	116,234,630	117,086,276

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® OTC K6 Portfolio	14,430,550	72,711,254	87,141,804

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Consolidated Subsidiary.
Certain investments are held through a wholly-owned subsidiary (Subsidiary), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	Amount ($)	% of Total Assets
Fidelity ® OTC K6 Portfolio	1,400 474	0.04

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as deferred taxes in the Consolidated Statement of Assets and Liabilities and included in change in net unrealized appreciation (depreciation) on investment securities in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as restricted cash in the Consolidated Statement of Assets and Liabilities, if applicable.

  3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® OTC K6 Portfolio	2,234,842,117	2,106,179,423

Unaffiliated Redemptions In-Kind. Unaffiliated shareholders that redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The total net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Consolidated Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

July 31, 2026
	Shares	Net realized gain or loss on Affiliated Issuers ($)	Net realized gain or loss on Unaffiliated Issuers ($)	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity® OTC K6 Portfolio	5,773,286	-	104,952,858	104,952,858	164,423,177

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Unaffiliated shareholders that redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity® OTC K6 Portfolio	6,333,752	86,321,167	150,055,533

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity® OTC K6 Portfolio	7,402,199	178,768,481

  4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services.

For these services, the fund pays a monthly management fee to the investment adviser.

The management fee is based on an annual management fee rate of the fund's average net assets as presented in the table below.

Management Fee Rate %
Fidelity® OTC K6 Portfolio	0.50

Under the management contract, the investment adviser pays all other operating expenses, except fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® OTC K6 Portfolio	12,113

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds.

At period end, there were no interfund loans outstanding.

Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate (%)	Interest expense ($)
Fidelity® OTC K6 Portfolio	Borrower	10,626,467	3.89	17,225

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® OTC K6 Portfolio	108,903,242	219,640,114	45,879,163

  5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  6. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Consolidated Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Consolidated Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® OTC K6 Portfolio	1,413	670	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Consolidated Schedule of Investments or Consolidated Statement of Assets and Liabilities.

Amount ($)
Fidelity® OTC K6 Portfolio	911,290

  7. Expense Reductions.
Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® OTC K6 Portfolio	1,638

  8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025

Fidelity® OTC K6 Portfolio
Fidelity® OTC K6 Portfolio	117,086,276	87,141,804
Total	117,086,276	87,141,804

  9. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® OTC K6 Portfolio
Shares sold	22,837,518	25,080,298	735,124,066	627,479,462
Reinvestment of distributions	4,016,950	3,485,222	117,086,275	87,141,804
Shares redeemed	(25,204,776)	(31,572,299)	(771,895,135)	(776,169,770)
Net increase (decrease)	1,649,692	(3,006,779)	80,315,206	(61,548,504)

  10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

  11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and the Shareholders of Fidelity OTC K6 Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Fidelity OTC K6 Portfolio (the "Fund"), a fund of Fidelity Securities Fund, including the consolidated schedule of investments, as of July 31, 2026, the related consolidated statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 11, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2026, $291,820,874, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividend distributed in September, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed in September, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the consolidated financial statements for each Fund as part of Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity OTC K6 Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2026 meeting, the Board of Trustees voted to continue the fund's Advisory Contracts, without modification, for two months from June 1, 2026 through July 31, 2026. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2026, with the understanding that the Board would consider the annual renewal for a full one year period in July 2026.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and its applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account and market information over the Internet, via Fidelity's mobile app and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity using portfolio attributes from Morningstar and combining similar Morningstar Categories that have comparable investment mandates and Morningstar distribution attributes. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or waivers) relative to funds and classes in the total peer group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the total peer group that are generally similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the total peer group; and (iv) total expense comparisons of the fund relative to funds and classes in the asset-sized peer group. The total peer group and asset-sized peer group total expense comparisons include fund-paid 12b-1 fees, reimbursements, waivers, and acquired fund fees and expenses, and exclude performance adjustments.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity other than the fund, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar investment mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) and their shareholders have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also considered that shareholders benefit from pricing funds at scale from inception. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the most recent findings of the committee.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.9893897.107
OTC-K6-ANN-0926
Fidelity® Leveraged Company Stock Fund

Annual Report
July 31, 2026
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Leveraged Company Stock Fund
Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 100.1%
	Shares	Value ($)
CANADA - 0.5%
Information Technology - 0.5%
IT Services - 0.5%
Shopify Inc Class A (b)	177,700	20,811,632
HONG KONG - 0.1%
Consumer Discretionary - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Studio City International Holdings Ltd ADR (b)	1,090,629	2,050,383
Studio City International Holdings Ltd ADR (b)(f)	993,219	1,867,251

TOTAL HONG KONG		3,917,634
NETHERLANDS - 0.4%
Information Technology - 0.4%
Semiconductors & Semiconductor Equipment - 0.4%
NXP Semiconductors NV	68,800	15,766,208
TAIWAN - 4.7%
Information Technology - 4.7%
Semiconductors & Semiconductor Equipment - 4.7%
Taiwan Semiconductor Manufacturing Co Ltd ADR	471,700	190,684,725
UNITED STATES - 94.4%
Communication Services - 9.3%
Interactive Media & Services - 9.3%
Alphabet Inc Class A	757,800	269,875,314
Meta Platforms Inc Class A	190,600	106,108,926
TOTAL COMMUNICATION SERVICES		375,984,240
Consumer Discretionary - 2.9%
Broadline Retail - 0.6%
Amazon.com Inc (b)	88,800	24,116,304
Hotels, Restaurants & Leisure - 1.7%
Boyd Gaming Corp	157,966	13,436,588
Hilton Worldwide Holdings Inc	100,100	32,081,049
New Cotai LLC / New Cotai Capital Corp (b)(d)(e)	411,029	4,110
Red Rock Resorts Inc Class A (c)	364,100	23,462,604
		68,984,351
Household Durables - 0.6%
DR Horton Inc	64,200	9,184,452
PulteGroup Inc	105,900	13,393,173
		22,577,625
TOTAL CONSUMER DISCRETIONARY		115,678,280
Consumer Staples - 1.4%
Consumer Staples Distribution & Retail - 1.4%
US Foods Holding Corp (b)	554,200	55,746,978
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Cheniere Energy Inc	71,500	18,845,255
Financials - 15.0%
Capital Markets - 2.0%
Ares Management Corp Class A (c)	410,700	52,606,563
KKR & Co Inc Class A	275,000	27,893,250
		80,499,813
Consumer Finance - 1.5%
OneMain Holdings Inc	1,005,000	62,892,900
Financial Services - 7.4%
Apollo Global Management Inc	1,385,700	174,030,063
Mastercard Inc Class A	44,000	25,216,400
Visa Inc Class A	272,700	99,843,651
		299,090,114
Insurance - 4.1%
Arthur J Gallagher & Co	657,700	164,043,534
TOTAL FINANCIALS		606,526,361
Health Care - 1.9%
Health Care Equipment & Supplies - 1.0%
Boston Scientific Corp (b)	872,900	40,790,617
Health Care Providers & Services - 0.9%
Tenet Healthcare Corp (b)	143,109	36,461,311
TOTAL HEALTH CARE		77,251,928
Industrials - 28.5%
Aerospace & Defense - 1.6%
ATI Inc (b)	340,500	63,823,320
Building Products - 2.7%
Carlisle Cos Inc	38,400	13,820,928
Trane Technologies PLC	210,200	95,630,490
		109,451,418
Construction & Engineering - 12.7%
API Group Corp (b)	921,300	36,557,184
Comfort Systems USA Inc	94,100	162,763,830
Construction Partners Inc Class A (b)(c)	345,300	35,686,755
EMCOR Group Inc	85,200	67,941,036
IES Holdings Inc (b)	158,000	117,637,320
Sterling Infrastructure Inc (b)	120,100	71,672,077
WillScot Holdings Corp	792,900	19,251,612
		511,509,814
Electrical Equipment - 6.0%
Eaton Corp PLC	89,700	37,243,440
nVent Electric PLC	225,300	34,657,899
Regal Rexnord Corp	107,400	22,041,702
Vertiv Holdings Co Class A	620,000	149,773,400
		243,716,441
Ground Transportation - 0.9%
Uber Technologies Inc (b)	489,300	34,427,148
Machinery - 4.6%
Parker-Hannifin Corp	149,000	145,502,970
Westinghouse Air Brake Technologies Corp	143,000	41,592,980
		187,095,950
Marine Transportation - 0.0%
Genco Shipping & Trading Ltd	1,493	38,131
TOTAL INDUSTRIALS		1,150,062,222
Information Technology - 28.0%
Communications Equipment - 1.3%
Arista Networks Inc (b)	295,900	53,365,565
Electronic Equipment, Instruments & Components - 1.3%
Coherent Corp (b)	197,700	51,973,353
Semiconductors & Semiconductor Equipment - 17.2%
Broadcom Inc	62,600	24,368,928
KLA Corp	109,900	20,091,918
Marvell Technology Inc	284,500	53,360,820
Micron Technology Inc	280,100	230,530,703
MKS Inc	220,400	65,557,980
NVIDIA Corp	1,381,900	277,416,425
ON Semiconductor Corp (b)	287,796	23,487,032
		694,813,806
Software - 4.8%
AppLovin Corp Class A (b)	73,100	28,940,290
Fair Isaac Corp (b)	18,300	20,550,351
Microsoft Corp	203,600	94,616,992
Palantir Technologies Inc Class A (b)	167,500	20,612,550
Terawulf Inc (b)(c)	1,617,100	28,557,986
		193,278,169
Technology Hardware, Storage & Peripherals - 3.4%
Apple Inc	72,800	22,488,648
Dell Technologies Inc Class C	66,700	27,038,179
Sandisk Corp (b)	18,700	22,717,321
Seagate Technology Holdings PLC	51,300	43,919,469
Western Digital Corp	40,800	22,229,472
		138,393,089
TOTAL INFORMATION TECHNOLOGY		1,131,823,982
Materials - 1.9%
Construction Materials - 1.9%
Eagle Materials Inc	104,000	21,313,760
James Hardie Industries PLC (b)	1,260,600	33,141,174
Martin Marietta Materials Inc	41,900	22,003,366
TOTAL MATERIALS		76,458,300
Utilities - 5.1%
Electric Utilities - 1.0%
NRG Energy Inc	287,400	38,594,946
Independent Power and Renewable Electricity Producers - 4.1%
Vistra Corp	1,120,800	166,091,352
TOTAL UTILITIES		204,686,298
TOTAL UNITED STATES		3,813,063,844
TOTAL COMMON STOCKS (Cost $2,318,620,721)		4,044,244,043

Convertible Corporate Bonds - 0.0%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.0%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
New Cotai LLC 5% 2/24/2027 (e) (Cost $582,646)	585,667	386,891

Money Market Funds - 0.7%
	Yield (%)	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund (g)(h) (Cost $26,984,604)	3.72	26,981,906	26,984,604

TOTAL INVESTMENT IN SECURITIES - 100.8% (Cost $2,346,187,971)	4,071,615,538
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(33,150,777)
NET ASSETS - 100.0%	4,038,464,761

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,110 or 0.0% of net assets.

(e)	Level 3 security.
(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,867,251 or 0.0% of net assets.

(g)	Investment made with cash collateral received from securities on loan.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
New Cotai LLC / New Cotai Capital Corp	9/11/2020	2,036,135

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	7,593,759	396,670,045	404,262,101	276,250	(1,703)	-	-	-
Fidelity Securities Lending Cash Central Fund	18,501,425	1,108,181,067	1,099,697,167	40,939	(721)	-	26,984,604	26,981,906
	26,095,184	1,504,851,112	1,503,959,268	317,189	(2,424)	-	26,984,604

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	375,984,240	375,984,240	-	-
Consumer Discretionary	119,595,914	119,591,804	-	4,110
Consumer Staples	55,746,978	55,746,978	-	-
Energy	18,845,255	18,845,255	-	-
Financials	606,526,361	606,526,361	-	-
Health Care	77,251,928	77,251,928	-	-
Industrials	1,150,062,222	1,150,062,222	-	-
Information Technology	1,359,086,547	1,359,086,547	-	-
Materials	76,458,300	76,458,300	-	-
Utilities	204,686,298	204,686,298	-	-

Convertible Corporate Bonds
Consumer Discretionary	386,891	-	-	386,891

Money Market Funds	26,984,604	26,984,604	-	-
Total Investments in Securities:	4,071,615,538	4,071,224,537	-	391,001
Financial Statements

Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$4,044,630,934
Investments in securities, at value - affiliated issuers	26,984,604
Receivable for investments sold	1,212,078
Receivable for fund shares sold	299,150
Dividends receivable	118,732
Interest receivable	3,010
Distributions receivable from affiliated funds	33,817
Prepaid expenses	534
Total assets	4,073,282,859
Liabilities
Payable to custodian bank	2,086,452
Payable for fund shares redeemed	3,134,958
Accrued management fee	2,271,705
Distribution and service plan fees payable	250,087
Other payables and accrued expenses	89,571
Collateral on securities loaned	26,985,325
Total liabilities	34,818,098
Net Assets	$4,038,464,761
Net assets consist of:
Paid in capital	1,758,464,163
Total accumulated earnings (loss)	2,280,000,598
Net Assets	$4,038,464,761

Net Asset Value and Maximum Offering
Class A
Net Asset Value and redemption price per share ($629,863,940/12,642,605 shares) a	$49.82
Maximum offering price per share (100/94.25 of $49.82)	$52.86
Class M
Net Asset Value and redemption price per share ($238,701,312/4,811,839 shares) a	$49.61
Maximum offering price per share (100/96.50 of $49.61)	$51.41
Class C
Net Asset Value and offering price per share ($14,886,184/302,510 shares) a	$49.21
Fidelity® Leveraged Company Stock Fund
Net Asset Value, offering price and redemption price per share ($2,616,415,984/52,178,825 shares)	$50.14
Class K
Net Asset Value, offering price and redemption price per share ($176,871,151/3,499,538 shares)	$50.54
Class I
Net Asset Value, offering price and redemption price per share ($302,398,520/6,045,389 shares)	$50.02
Class Z
Net Asset Value, offering price and redemption price per share ($59,327,670/1,183,854 shares)	$50.11

(a)Redemption price per unit is equal to net asset value less any applicable contingent deferred sales charge.

Other Information
Unaffiliated issuers, cost	2,319,203,367
Affiliated issuers, cost	26,984,604
Securities loaned, market value	97,031,790
Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$23,336,396
Dividends - affiliated issuers	317,189
Security lending income - unaffiliated issuers	29,891
Interest	33,447
Total investment income	23,716,923
Expenses
Management fee	26,465,405
Distribution and service plan fees	2,878,403
Custodian fees and expenses	77,324
Independent trustees' fees and expenses	13,503
Registration fees	145,261
Audit	71,180
Legal	5,552
Interest	88,905
Commitment fee	5,496
Miscellaneous	7,808
Total expenses	29,758,837
Net investment income (loss)	(6,041,914)
Net realized gain (loss)
Investments - unaffiliated issuers	699,237,140
Investments - affiliated issuers	(2,424)
Foreign currency transactions	(1,210)
Net realized gain (loss)	699,233,506
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	(38,642,086)
Assets and liabilities in foreign currencies	344
Total change in net unrealized appreciation (depreciation)	(38,641,742)
Net gain (loss)	660,591,764
Net increase (decrease) in net assets resulting from operations	$654,549,850
Other Information
Income from securities lending - Affiliated Issuers	40,939

Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(6,041,914)	$2,218,781
Net realized gain (loss)	699,233,506	198,470,160
Change in net unrealized appreciation (depreciation)	(38,641,742)	508,825,347
Net increase (decrease) in net assets resulting from operations	654,549,850	709,514,288
Distributions to shareholders
Distributions to shareholders	(178,610,742)	(363,152,282)
Total distributions	(178,610,742)	(363,152,282)
Net increase (decrease) in net assets resulting from share transactions	(339,491,803)	887,737,837
Total increase (decrease) in net assets	136,447,305	1,234,099,843
Net Assets
Beginning of period	3,902,017,456	2,667,917,613
End of period	$4,038,464,761	$3,902,017,456
Financial Highlights
Fidelity Advisor® Leveraged Company Stock Fund Class A

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$44.29	$39.90
Income from Investment Operations
Net investment income (loss) B, C	(.17)	(.06)
Net realized and unrealized gain (loss)	7.78	5.61
Total from investment operations	7.61	5.55
Distributions
Distributions from net investment income	-	(.08) D
Distributions from net realized gain	(2.08)	(1.08) D
Total distributions	(2.08)	(1.16)
Net asset value, end of period	$49.82	$44.29
Total Return E, F, M	17.84%	14.35%
Ratios and Supplemental Data B, G, H
Ratio of expenses to average net assets before reductions	.96%	.98% I, J
Ratio of expenses to average net assets net of fee waivers, if any	.96%	.98% I, J
Ratio of expenses to average net assets net of all reductions, if any	.96%	.98% I, J
Ratio of net investment income (loss) to average net assets	(.37)%	(.21)% I, J
Net assets, end of period	$629,863,940	$602,267,203
Portfolio turnover rate K	38%	12% L

AFor the period October 18, 2024 (commencement of sale of shares) through July 31, 2025.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CCalculated based on average shares outstanding during the period.
DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal returns do not include the effect of the sales charges.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IAnnualized.
JAudit fees are not annualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LThe portfolio turnover rate does not include the assets acquired in the reorganization.
MTotal returns for periods of less than one year are not annualized.
Fidelity Advisor® Leveraged Company Stock Fund Class M

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$44.21	$39.90
Income from Investment Operations
Net investment income (loss) B, C	(.29)	(.14)
Net realized and unrealized gain (loss)	7.77	5.59
Total from investment operations	7.48	5.45
Distributions
Distributions from net investment income	-	(.06) D
Distributions from net realized gain	(2.08)	(1.08) D
Total distributions	(2.08)	(1.14)
Net asset value, end of period	$49.61	$44.21
Total Return E, F, M	17.57%	14.09%
Ratios and Supplemental Data C, G, H
Ratio of expenses to average net assets before reductions	1.21%	1.23% I, J
Ratio of expenses to average net assets net of fee waivers, if any	1.21%	1.23% I, J
Ratio of expenses to average net assets net of all reductions, if any	1.21%	1.23% I, J
Ratio of net investment income (loss) to average net assets	(.62)%	(.46)% I, J
Net assets, end of period	$238,701,312	$227,538,639
Portfolio turnover rate K	38%	12% L

AFor the period October 18, 2024 (commencement of sale of shares) through July 31, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal returns do not include the effect of the sales charges.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.
JAudit fees are not annualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LThe portfolio turnover rate does not include the assets acquired in the reorganization.
MTotal returns for periods of less than one year are not annualized.
Fidelity Advisor® Leveraged Company Stock Fund Class C

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$44.09	$39.90
Income from Investment Operations
Net investment income (loss) B, C	(.51)	(.29)
Net realized and unrealized gain (loss)	7.71	5.58
Total from investment operations	7.20	5.29
Distributions
Distributions from net investment income	-	(.02) D
Distributions from net realized gain	(2.08)	(1.08) D
Total distributions	(2.08)	(1.10)
Net asset value, end of period	$49.21	$44.09
Total Return E, F, M	16.96%	13.67%
Ratios and Supplemental Data C, G, H
Ratio of expenses to average net assets before reductions	1.71%	1.73% I, J
Ratio of expenses to average net assets net of fee waivers, if any	1.71%	1.73% I, J
Ratio of expenses to average net assets net of all reductions, if any	1.71%	1.73% I, J
Ratio of net investment income (loss) to average net assets	(1.11)%	(.96)% I, J
Net assets, end of period	$14,886,184	$16,965,551
Portfolio turnover rate K	38%	12% L

AFor the period October 18, 2024 (commencement of sale of shares) through July 31, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal returns do not include the effect of the contingent deferred sales charge.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IAnnualized.
JAudit fees are not annualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LThe portfolio turnover rate does not include the assets acquired in the reorganization.
MTotal returns for periods of less than one year are not annualized.
Fidelity® Leveraged Company Stock Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$44.43	$40.88	$37.87	$39.65	$48.37
Income from Investment Operations
Net investment income (loss) A, B	(.03)	.06	.13	.30	.17
Net realized and unrealized gain (loss)	7.82	9.05	7.13	3.69 C	(4.89)
Total from investment operations	7.79	9.11	7.26	3.99	(4.72)
Distributions
Distributions from net investment income	-	(.30) D	(.22)	(.25)	(.12)
Distributions from net realized gain	(2.08)	(5.26) D	(4.04)	(5.52)	(3.89)
Total distributions	(2.08)	(5.56)	(4.25) E	(5.77)	(4.00) E
Net asset value, end of period	$50.14	$44.43	$40.88	$37.87	$39.65
Total Return F	18.20%	25.52%	21.84%	12.01% C	(10.85)%
Ratios and Supplemental Data B, G, H
Ratio of expenses to average net assets before reductions	.67%	.69%	.73%	.75%	.74%
Ratio of expenses to average net assets net of fee waivers, if any	.67%	.69%	.72%	.74%	.74%
Ratio of expenses to average net assets net of all reductions, if any	.67%	.69%	.72%	.74%	.74%
Ratio of net investment income (loss) to average net assets	(.07)%	.15%	.35%	.87%	.38%
Net assets, end of period	$2,616,415,984	$2,530,147,777	$2,512,445,367	$1,933,517,373	$1,936,629,478
Portfolio turnover rate I	38%	12% J	50%	58%	26%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been 11.96%.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal distributions per share do not sum due to rounding.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
JThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity® Leveraged Company Stock Fund Class K

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$44.74	$41.13	$38.08	$39.84	$48.58
Income from Investment Operations
Net investment income (loss) B, C	- A	.09	.17	.33	.21
Net realized and unrealized gain (loss)	7.88	9.11	7.16	3.72 D	(4.91)
Total from investment operations	7.88	9.20	7.33	4.05	(4.70)
Distributions
Distributions from net investment income	-	(.33) E	(.25)	(.28)	(.16)
Distributions from net realized gain	(2.08)	(5.26) E	(4.04)	(5.52)	(3.89)
Total distributions	(2.08)	(5.59)	(4.28) F	(5.81) F	(4.04) F
Net asset value, end of period	$50.54	$44.74	$41.13	$38.08	$39.84
Total Return G	18.28%	25.64%	21.95%	12.11% D	(10.77)%
Ratios and Supplemental Data C, H, I
Ratio of expenses to average net assets before reductions	.59%	.61%	.63%	.65%	.65%
Ratio of expenses to average net assets net of fee waivers, if any	.59%	.61%	.62%	.65%	.65%
Ratio of expenses to average net assets net of all reductions, if any	.59%	.61%	.62%	.65%	.65%
Ratio of net investment income (loss) to average net assets	-% J	.23%	.45%	.96%	.47%
Net assets, end of period	$176,871,151	$175,072,946	$155,472,246	$138,454,054	$273,742,065
Portfolio turnover rate K	38%	12% L	50%	58%	26%

AAmount represents less than $.005 per share.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been 12.06%.

EThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
FTotal distributions per share do not sum due to rounding.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
JAmount represents less than .005%.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® Leveraged Company Stock Fund Class I

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$44.35	$39.90
Income from Investment Operations
Net investment income (loss) B, C	(.05)	.01
Net realized and unrealized gain (loss)	7.80	5.62
Total from investment operations	7.75	5.63
Distributions
Distributions from net investment income	-	(.10) D
Distributions from net realized gain	(2.08)	(1.08) D
Total distributions	(2.08)	(1.18)
Net asset value, end of period	$50.02	$44.35
Total Return E, L	18.14%	14.56%
Ratios and Supplemental Data B, F, G
Ratio of expenses to average net assets before reductions	.71%	.73% H, I
Ratio of expenses to average net assets net of fee waivers, if any	.71%	.73% H, I
Ratio of expenses to average net assets net of all reductions, if any	.71%	.73% H, I
Ratio of net investment income (loss) to average net assets	(.12)%	.04% H, I
Net assets, end of period	$302,398,520	$301,210,202
Portfolio turnover rate J	38%	12% K

AFor the period October 18, 2024 (commencement of sale of shares) through July 31, 2025.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CCalculated based on average shares outstanding during the period.
DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.
IAudit fees are not annualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KThe portfolio turnover rate does not include the assets acquired in the reorganization.
LTotal returns for periods of less than one year are not annualized.
Fidelity Advisor® Leveraged Company Stock Fund Class Z

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$44.38	$39.90
Income from Investment Operations
Net investment income (loss) C, D	- B	.05
Net realized and unrealized gain (loss)	7.81	5.62
Total from investment operations	7.81	5.67
Distributions
Distributions from net investment income	-	(.11) E
Distributions from net realized gain	(2.08)	(1.08) E
Total distributions	(2.08)	(1.19)
Net asset value, end of period	$50.11	$44.38
Total Return F, M	18.27%	14.67%
Ratios and Supplemental Data D, G, H
Ratio of expenses to average net assets before reductions	.59%	.61% I, J
Ratio of expenses to average net assets net of fee waivers, if any	.59%	.61% I, J
Ratio of expenses to average net assets net of all reductions, if any	.59%	.61% I, J
Ratio of net investment income (loss) to average net assets	(.01)%	.15% I, J
Net assets, end of period	$59,327,670	$48,815,138
Portfolio turnover rate K	38%	12% L

AFor the period October 18, 2024 (commencement of sale of shares) through July 31, 2025.
BAmount represents less than $.005 per share.
CCalculated based on average shares outstanding during the period.
DNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

EThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IAnnualized.
JAudit fees are not annualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LThe portfolio turnover rate does not include the assets acquired in the reorganization.
MTotal returns for periods of less than one year are not annualized.
Notes to Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers the classes of shares listed below.

Fidelity® Leveraged Company Stock Fund	Class A, Class M, Class C, Fidelity® Leveraged Company Stock Fund, Class K, Class I, and Class Z
Each class has equal rights as to assets and voting privileges, and exclusive voting rights with respect to matters that affect that class. Class A, Class M, Class C, Class I and Class Z, as applicable, are Fidelity Advisor classes.

Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Convertible Corporate Bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities  may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For any foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities  are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Overdraft. The Fund maintains cash, securities, and other assets with a custodian. In the normal course of business, the custodian may advance funds to settle securities transactions, process foreign exchange contracts, pay expenses, or otherwise facilitate portfolio and shareholder activity. When such payments result in an overdraft, it is recorded as a Payable to Custodian Bank in the Statement of Assets and Liabilities. The Fund is obligated to repay the custodian with interest and is payable on demand to the custodian.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividend receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable.  Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: foreign currency transactions, losses deferred due to excise tax regulations, partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® Leveraged Company Stock Fund	2,345,772,068	1,886,237,181	(160,393,711)	1,725,843,470

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® Leveraged Company Stock Fund	5,197,766	548,960,257	1,725,842,575

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Leveraged Company Stock Fund	-	178,610,742	178,610,742

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Leveraged Company Stock Fund	20,133,818	343,018,464	363,152,282

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

  3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® Leveraged Company Stock Fund	1,520,934,821	2,029,688,262

  4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class . The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month.

When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity® Leveraged Company Stock Fund
Class A	0.75%
Class M	0.74%
Class C	0.77%
Fidelity® Leveraged Company Stock Fund	0.70%
Class K	0.61%
Class I	0.74%
Class Z	0.61%

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity® Leveraged Company Stock Fund
Class A	0.70
Class M	0.70
Class C	0.70
Fidelity® Leveraged Company Stock Fund	0.66
Class K	0.58
Class I	0.70
Class Z	0.58

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, separate Distribution and Service Plans for each class of shares have been adopted by the Fund. Certain classes pay FIdelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and or Service Fees, each of which is based on an annual percentage of each class's average net assets. In addition, FDC may pay financial intermediaries for selling shares and providing shareholder support services. For the period, the distribution and service fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee %	Service Fee %	Total Fees ($)	Retained by FDC ($)
Fidelity® Leveraged Company Stock Fund
Class A	-	.25	1,548,748	15,799
Class M	.25	.25	1,171,368	6,044
Class C	.75	.25	158,287	9,150
			2,878,403	30,993

Sales Load. FDC may receive a front-end sales charge of up to a certain percentage for selling shares of certain classes, some of which is paid to financial intermediaries for selling shares. Depending on the holding period, FDC may receive a contingent deferred sales charge levied on redemptions from certain classes. For the period, front-end sales charge rates, deferred sales charge rates and sales charge amounts retained by FDC were as follows:

	Front-End Sales Charge (%)	Deferred Sales Charge (%)	Retained by FDC ($)
Fidelity® Leveraged Company Stock Fund
Class A A	5.75	1.00	16,353
Class M A	3.50	.25	1,520
Class C B	-	1.00	229
			18,102

A  Class A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to the sales charge indicated.
B  When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® Leveraged Company Stock Fund	17,718

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds.

At period end, there were no interfund loans outstanding.

Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate (%)	Interest expense ($)
Fidelity® Leveraged Company Stock Fund	Borrower	18,275,489	3.89	88,862

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® Leveraged Company Stock Fund	121,250,301	163,419,711	31,127,549

  5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are presented in the Statement of Operations.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  6. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® Leveraged Company Stock Fund	7,701	-	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity® Leveraged Company Stock Fund	70,850,383

  7. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance ($)	Weighted Average Interest Rate(%)	Interest expense ($)
Fidelity® Leveraged Company Stock Fund	74,000	4.14	43

  8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025
Fidelity® Leveraged Company Stock Fund
Class A (Commencement of sale of shares October 18, 2024)	27,739,085	16,723,230
Class M (Commencement of sale of shares October 18, 2024)	10,506,010	6,369,794
Class C (Commencement of sale of shares October 18, 2024)	745,029	514,151
Fidelity® Leveraged Company Stock Fund	115,120,166	308,869,134
Class K	8,402,669	21,027,914
Class I (Commencement of sale of shares October 18, 2024)	13,823,993	8,339,469
Class Z (Commencement of sale of shares October 18, 2024)	2,273,790	1,308,590
Total	178,610,742	363,152,282

  9. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® Leveraged Company Stock Fund
Class A (Commencement of sale of shares October 18, 2024)
Shares sold	474,981	504,798	21,923,751	19,392,780
Issued in exchange for the shares of the Acquired Fund(s)	-	14,597,554	-	571,640,793
Reinvestment of distributions	597,174	411,663	26,358,579	15,886,060
Shares redeemed	(2,029,137)	(1,914,428)	(94,393,573)	(73,829,090)
Net increase (decrease)	(956,982)	13,599,587	(46,111,243)	533,090,543
Class M (Commencement of sale of shares October 18, 2024)
Shares sold	301,372	314,906	14,378,917	12,109,161
Issued in exchange for the shares of the Acquired Fund(s)	-	5,710,958	-	223,583,900
Reinvestment of distributions	235,263	162,794	10,359,045	6,280,609
Shares redeemed	(871,504)	(1,041,951)	(40,757,239)	(39,752,043)
Net increase (decrease)	(334,869)	5,146,707	(16,019,277)	202,221,627
Class C (Commencement of sale of shares October 18, 2024)
Shares sold	18,575	18,438	846,559	709,295
Issued in exchange for the shares of the Acquired Fund(s)	-	485,364	-	19,002,045
Reinvestment of distributions	16,930	13,202	742,638	509,447
Shares redeemed	(117,821)	(132,178)	(5,408,163)	(5,060,661)
Net increase (decrease)	(82,316)	384,826	(3,818,966)	15,160,126
Fidelity® Leveraged Company Stock Fund
Shares sold	3,012,589	2,819,212	139,668,391	112,289,544
Reinvestment of distributions	2,446,220	7,916,289	108,476,225	290,942,748
Shares redeemed	(10,222,621)	(15,253,703)	(469,270,272)	(581,215,258)
Net increase (decrease)	(4,763,812)	(4,518,202)	(221,125,656)	(177,982,966)
Class K
Shares sold	667,100	872,885	30,899,966	34,859,976
Reinvestment of distributions	188,230	568,340	8,402,669	21,027,913
Shares redeemed	(1,269,115)	(1,308,040)	(59,849,326)	(50,271,182)
Net increase (decrease)	(413,785)	133,185	(20,546,691)	5,616,707
Class I (Commencement of sale of shares October 18, 2024)
Shares sold	821,787	723,022	38,284,987	27,831,489
Issued in exchange for the shares of the Acquired Fund(s)	-	7,245,789	-	283,745,005
Reinvestment of distributions	290,527	200,470	12,852,543	7,736,154
Shares redeemed	(1,858,765)	(1,377,442)	(87,355,660)	(52,865,199)
Net increase (decrease)	(746,451)	6,791,839	(36,218,130)	266,447,449
Class Z (Commencement of sale of shares October 18, 2024)
Shares sold	332,446	254,132	16,115,958	9,997,927
Issued in exchange for the shares of the Acquired Fund(s)	-	1,069,229	-	41,870,977
Reinvestment of distributions	42,196	27,215	1,868,527	1,049,943
Shares redeemed	(290,783)	(250,582)	(13,636,325)	(9,734,496)
Net increase (decrease)	83,859	1,099,994	4,348,160	43,184,351

  10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

  11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

  12. Prior Fiscal Year Reorganization Information.
On October 25, 2024, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Leveraged Company Stock Fund ("Acquired Fund") pursuant to an Agreement and Plan of Reorganization (Agreements) approved by the Board of Trustees ("The Board").  The securities held by the Acquired Fund were the primary assets acquired by the Fund. In addition, the Board approved the creation of additional classes of shares that commenced sale of shares on October 18, 2024. The acquisition was accomplished by an exchange of each class of the Fund for corresponding shares then outstanding of the Acquired Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Acquired Fund access to a larger portfolio with a similar investment objective and lower projected expenses. For financial reporting purposes, the assets and liabilities of the Acquired Fund and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward and will be utilized for purposes of the Fund's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes.  The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Acquired Fund	Investments $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Fidelity Advisor Leveraged Company Stock Fund	1,136,980,523	431,302,924
Class A			571,640,793	12,392,531	1.1779315628
Class M			223,583,900	5,274,937	1.0826590038
Class C			19,002,045	559,345	.8677369093
Class I			283,745,005	5,788,684	1.2517160368
Class Z			41,870,976	848,244	1.2605209397

Acquiring Fund	Net Assets $	Total net assets after the acquisition $
Fidelity Leveraged Company Stock Fund	2,512,421,176	3,652,263,895

Pro forma results of operations of the combined entity for the entire period ended July 31, 2025, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$2,010,854
Total net realized gain (loss)	222,197,883
Total change in net unrealized appreciation (depreciation)	570,811,613
Net increase (decrease) in net assets resulting from operations	$795,020,350

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's Statement of Operations since October 25, 2024.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Leveraged Company Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Leveraged Company Stock Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2026, the related statement of operations for the year ended July 31, 2026, the statement of changes in net assets for each of the two years in the period ended July 31, 2026, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2026 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2026 by correspondence with the custodian, issuers of privately offered securities and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 15, 2026
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2026, $649,048,600, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Leveraged Company Stock Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2026 meeting, the Board of Trustees voted to continue the fund's Advisory Contracts, without modification, for two months from June 1, 2026 through July 31, 2026. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2026, with the understanding that the Board would consider the annual renewal for a full one year period in July 2026.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class generally determined by selecting the largest non-12b-1 class by asset total in a particular fund category; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and its applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account and market information over the Internet, via Fidelity's mobile app and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the representative class (the retail class), the Board considered the effective management fee rate for the retail class, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity using portfolio attributes from Morningstar and combining similar Morningstar Categories that have comparable investment mandates and Morningstar distribution attributes. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or waivers and without taking into account the fund's performance adjustment) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are generally similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons of the retail class of the fund relative to the asset-sized peer group. The total peer group and asset-sized peer group total expense comparisons include fund-paid 12b-1 fees, reimbursements, waivers, and acquired fund fees and expenses, and exclude performance adjustments.
The information provided to the Board indicated that the fund's management fee rate ranked above the competitive median of the total peer group for the 12-month period ended September 30, 2025 and above the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. The Board considered that the fund's management fee covers expenses for services beyond portfolio management. The Board noted that Fidelity believes that management fee comparisons are particularly unhelpful in the context of this fund and that total expense comparisons are more useful. The Board further considered that, when compared to the total expenses of its competitors, the fund ranked below its total peer group and asset-sized peer group competitive medians.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity other than the fund, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar investment mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the management fee of each class of the fund is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) and their shareholders have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also considered that shareholders benefit from pricing funds at scale from inception. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.762413.125
LSF-ANN-0926
Fidelity® Growth & Income Portfolio

Annual Report
July 31, 2026
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Growth & Income Portfolio
Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 95.2%
	Shares	Value ($)
BELGIUM - 1.2%
Health Care - 1.2%
Pharmaceuticals - 1.2%
UCB SA	689,400	177,201,401
CANADA - 1.9%
Energy - 1.6%
Oil, Gas & Consumable Fuels - 1.6%
Imperial Oil Ltd	1,709,745	221,668,619
Financials - 0.2%
Capital Markets - 0.2%
Brookfield Corp Class A (United States)	831,054	35,344,727
Materials - 0.1%
Chemicals - 0.0%
Nutrien Ltd (United States)	43,100	2,976,917
Metals & Mining - 0.1%
Altius Minerals Corp	363,400	15,032,683
TOTAL MATERIALS		18,009,600
TOTAL CANADA		275,022,946
FRANCE - 0.0%
Consumer Staples - 0.0%
Beverages - 0.0%
Remy Cointreau SA (b)	79,991	4,471,874
Remy Cointreau SA rights (b)(c)(e)	79,991	23,060

TOTAL FRANCE		4,494,934
GERMANY - 0.0%
Industrials - 0.0%
Aerospace & Defense - 0.0%
Hensoldt AG (b)	75,600	6,944,533
ITALY - 0.2%
Consumer Staples - 0.2%
Beverages - 0.2%
Davide Campari-Milano NV (b)	3,667,700	24,936,591
JAPAN - 0.0%
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Lasertec Corp	29,600	6,800,076
KOREA (SOUTH) - 0.1%
Information Technology - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
SK Hynix Inc ADR (b)	149,800	21,530,754
NETHERLANDS - 0.5%
Information Technology - 0.5%
Semiconductors & Semiconductor Equipment - 0.5%
ASML Holding NV depository receipt	27,600	44,960,400
BE Semiconductor Industries NV	128,900	29,468,085

TOTAL NETHERLANDS		74,428,485
SWEDEN - 0.1%
Industrials - 0.1%
Machinery - 0.1%
Atlas Copco AB A Shares	968,300	20,460,012
TAIWAN - 1.2%
Information Technology - 1.2%
Semiconductors & Semiconductor Equipment - 1.2%
Taiwan Semiconductor Manufacturing Co Ltd ADR	457,400	184,903,950
UNITED KINGDOM - 2.6%
Consumer Staples - 1.1%
Beverages - 0.2%
Diageo PLC ADR (b)	375,611	33,076,305
Tobacco - 0.9%
British American Tobacco PLC ADR	2,046,800	124,138,420
TOTAL CONSUMER STAPLES		157,214,725
Financials - 0.1%
Capital Markets - 0.1%
3i Group PLC	341,600	13,150,845
Health Care - 1.2%
Pharmaceuticals - 1.2%
GSK PLC ADR	3,439,475	177,786,463
Industrials - 0.2%
Aerospace & Defense - 0.2%
Rolls-Royce Holdings PLC	1,219,300	24,324,618
TOTAL UNITED KINGDOM		372,476,651
UNITED STATES - 87.4%
Communication Services - 5.7%
Diversified Telecommunication Services - 0.5%
Comcast Corp Class A	2,566,370	61,490,225
Verizon Communications Inc	247,583	11,589,360
		73,079,585
Entertainment - 0.2%
Walt Disney Co/The	448,990	43,188,348
Interactive Media & Services - 5.0%
Alphabet Inc Class A	804,700	286,577,812
Alphabet Inc Class C	712,940	254,270,051
Meta Platforms Inc Class A	355,300	197,799,063
		738,646,926
TOTAL COMMUNICATION SERVICES		854,914,859
Consumer Discretionary - 4.2%
Broadline Retail - 0.6%
Amazon.com Inc (c)	348,700	94,699,946
Hotels, Restaurants & Leisure - 1.0%
Churchill Downs Inc	59,900	5,049,570
Domino's Pizza Inc	195,100	67,785,544
Marriott International Inc/MD Class A1	72,923	27,187,882
Starbucks Corp	403,960	42,516,790
		142,539,786
Household Durables - 0.7%
DR Horton Inc	170,900	24,448,954
Leggett & Platt Inc	585,900	5,741,820
Somnigroup International Inc	980,455	64,053,125
Whirlpool Corp (b)	337,894	12,671,025
		106,914,924
Specialty Retail - 1.6%
Home Depot Inc/The	371,500	123,323,140
Lowe's Cos Inc	547,471	113,769,949
		237,093,089
Textiles, Apparel & Luxury Goods - 0.3%
NIKE Inc Class B	1,082,400	45,146,904
TOTAL CONSUMER DISCRETIONARY		626,394,649
Consumer Staples - 6.0%
Beverages - 2.5%
Brown-Forman Corp Class B (b)	1,056,800	30,361,864
Coca-Cola Co/The	1,756,294	153,833,791
Keurig Dr Pepper Inc	5,722,600	178,087,312
PepsiCo Inc	45,000	6,280,200
		368,563,167
Consumer Staples Distribution & Retail - 0.7%
Kroger Co/The	208,400	12,033,016
Sysco Corp	104,736	8,927,697
Target Corp	595,800	86,087,142
		107,047,855
Food Products - 0.3%
Lamb Weston Holdings Inc (b)	615,000	32,318,250
Mondelez International Inc	162,700	10,137,837
		42,456,087
Household Products - 0.2%
Colgate-Palmolive Co	69,100	6,308,830
Procter & Gamble Co/The	197,300	28,507,877
Reynolds Consumer Products Inc	97,500	2,431,650
		37,248,357
Personal Care Products - 1.6%
Estee Lauder Cos Inc/The Class A	479,000	40,188,100
Kenvue Inc	10,035,515	193,083,309
		233,271,409
Tobacco - 0.7%
Philip Morris International Inc	538,100	102,680,242
TOTAL CONSUMER STAPLES		891,267,117
Energy - 6.3%
Oil, Gas & Consumable Fuels - 6.3%
ConocoPhillips	395,200	47,613,696
ExxonMobil Holdings Corp	3,750,363	582,956,425
Shell PLC ADR	3,412,600	313,890,948
TOTAL ENERGY		944,461,069
Financials - 16.0%
Banks - 9.6%
Bank of America Corp (d)	7,086,878	439,032,092
M&T Bank Corp	336,494	82,875,107
PNC Financial Services Group Inc/The	685,917	171,390,081
US Bancorp	302,367	19,052,145
Wells Fargo & Co	8,117,241	701,735,484
		1,414,084,909
Capital Markets - 1.8%
Blue Owl Capital Inc Class A (b)	4,364,900	44,958,470
Charles Schwab Corp/The	555,000	58,408,200
Intercontinental Exchange Inc	196,000	29,886,080
KKR & Co Inc Class A	1,023,265	103,789,769
Moody's Corp	35,100	16,791,138
MSCI Inc	2,100	1,201,704
Raymond James Financial Inc	95,420	16,792,012
		271,827,373
Financial Services - 3.0%
Apollo Global Management Inc	448,000	56,264,320
Mastercard Inc Class A	228,667	131,049,058
UWM Holdings Corp Class A	5,275,232	9,600,922
Visa Inc Class A	665,615	243,701,620
		440,615,920
Insurance - 1.6%
Arthur J Gallagher & Co	263,700	65,772,054
Brown & Brown Inc	1,197,600	84,311,040
Chubb Ltd	94,756	33,229,034
Marsh & McLennan Cos Inc	173,336	32,880,106
Travelers Companies Inc/The	56,427	21,124,011
		237,316,245
TOTAL FINANCIALS		2,363,844,447
Health Care - 9.5%
Biotechnology - 0.0%
Gilead Sciences Inc	89,900	11,705,878
Health Care Equipment & Supplies - 2.5%
Abbott Laboratories	760,900	80,427,130
Alcon AG (United States) (b)	1,348,400	92,958,696
Baxter International Inc (b)	4,824,800	126,216,768
Boston Scientific Corp (c)	1,580,542	73,858,728
		373,461,322
Health Care Providers & Services - 2.8%
Cardinal Health Inc	60,611	13,942,348
Cigna Group/The	341,654	95,338,549
Humana Inc	98,700	35,912,982
McKesson Corp	54,167	46,377,244
UnitedHealth Group Inc	536,187	222,195,893
		413,767,016
Life Sciences Tools & Services - 1.7%
Bio-Techne Corp	211,700	15,261,453
Bruker Corp	685,755	43,092,844
Danaher Corp	519,203	101,234,201
Thermo Fisher Scientific Inc	152,900	87,810,470
Waters Corp (c)	20,518	7,741,647
		255,140,615
Pharmaceuticals - 2.5%
Eli Lilly & Co	72,548	83,346,044
Haleon PLC ADR (b)	12,004,220	118,481,652
Johnson & Johnson	143,441	36,771,100
Merck & Co Inc	581,200	75,672,240
Royalty Pharma PLC Class A	570,500	33,334,315
Viatris Inc	1,100,200	19,319,512
Zoetis Inc Class A	15,400	1,190,266
		368,115,129
TOTAL HEALTH CARE		1,422,189,960
Industrials - 15.5%
Aerospace & Defense - 7.4%
Boeing Co (c)	1,669,330	360,808,986
GE Aerospace (d)	1,608,647	579,225,525
General Dynamics Corp	165,561	63,479,399
Howmet Aerospace Inc	77,450	21,861,037
Huntington Ingalls Industries Inc	118,184	38,581,167
RTX Corp	37,200	8,006,184
Textron Inc	338,400	28,851,984
		1,100,814,282
Air Freight & Logistics - 1.3%
United Parcel Service Inc Class B	1,845,378	192,325,295
Building Products - 0.5%
A O Smith Corp (b)	978,800	58,855,244
AAON Inc (b)	119,992	10,686,488
		69,541,732
Commercial Services & Supplies - 0.1%
Veralto Corp	114,034	10,738,582
Electrical Equipment - 3.0%
AMETEK Inc	40,000	9,668,400
Emerson Electric Co	306,800	45,964,776
GE Vernova Inc	398,944	395,070,254
		450,703,430
Machinery - 2.3%
Allison Transmission Holdings Inc	253,500	29,035,890
Cummins Inc	52,876	33,533,959
Deere & Co	29,400	17,424,498
Donaldson Co Inc	806,112	75,967,995
Nordson Corp	144,227	42,947,916
Otis Worldwide Corp	920,738	66,247,099
Pentair PLC	195,800	12,813,152
Stanley Black & Decker Inc	100,228	9,479,564
Westinghouse Air Brake Technologies Corp	206,500	60,062,590
		347,512,663
Professional Services - 0.3%
Equifax Inc	153,900	26,566,218
TransUnion	310,100	24,380,062
		50,946,280
Trading Companies & Distributors - 0.6%
Watsco Inc (b)	184,714	57,132,040
Wesco International Inc	97,000	33,318,530
		90,450,570
TOTAL INDUSTRIALS		2,313,032,834
Information Technology - 20.9%
Electronic Equipment, Instruments & Components - 0.1%
Amphenol Corp Class A	72,700	11,682,890
CDW Corp/DE	37,464	5,537,554
		17,220,444
IT Services - 0.1%
Amdocs Ltd	303,400	16,905,447
Semiconductors & Semiconductor Equipment - 9.6%
Analog Devices Inc	58,808	21,606,647
Applied Materials Inc	129,795	65,893,028
Broadcom Inc	919,500	357,942,960
Lam Research Corp	336,600	98,630,532
Micron Technology Inc	169,200	139,256,676
NVIDIA Corp	3,553,800	713,425,350
Teradyne Inc	57,400	21,105,406
		1,417,860,599
Software - 6.2%
Intuit Inc	61,300	19,375,091
Microsoft Corp	1,922,865	893,593,823
		912,968,914
Technology Hardware, Storage & Peripherals - 4.9%
Apple Inc	1,784,094	551,124,478
GPGI Inc Class A (b)	3,826,865	50,514,618
Seagate Technology Holdings PLC	137,800	117,974,714
Western Digital Corp	17,600	9,589,184
		729,202,994
TOTAL INFORMATION TECHNOLOGY		3,094,158,398
Materials - 0.7%
Chemicals - 0.7%
Air Products and Chemicals Inc	57,700	17,015,153
Albemarle Corp	159,800	18,798,872
Dow Inc	220,100	6,666,829
LyondellBasell Industries NV Class A1	290,600	18,040,448
PPG Industries Inc	60,322	6,666,787
Scotts Miracle-Gro Co/The	87,300	5,733,864
Sherwin-Williams Co/The	73,600	25,086,560
TOTAL MATERIALS		98,008,513
Real Estate - 0.7%
Health Care REITs - 0.1%
Ventas Inc	109,800	10,267,398
Industrial REITs - 0.0%
Terreno Realty Corp	100,300	7,186,495
Residential REITs - 0.2%
Camden Property Trust	121,400	13,452,334
Sun Communities Inc	181,700	22,436,316
		35,888,650
Specialized REITs - 0.4%
American Tower Corp	299,778	51,969,514
Millrose Properties Inc Class A	54,000	1,510,920
Public Storage	2,600	842,842
		54,323,276
TOTAL REAL ESTATE		107,665,819
Utilities - 1.9%
Electric Utilities - 1.8%
Constellation Energy Corp	16,513	4,338,790
Duke Energy Corp	155,321	19,481,913
Edison International	225,200	16,522,924
Entergy Corp	284,226	30,588,402
Eversource Energy	315,500	22,586,645
Exelon Corp	174,240	7,983,677
FirstEnergy Corp	140,000	6,763,400
NextEra Energy Inc	60,000	5,215,200
PG&E Corp	301,400	5,238,332
Southern Co/The	1,566,266	148,074,788
		266,794,071
Multi-Utilities - 0.1%
Sempra	248,992	22,048,242
TOTAL UTILITIES		288,842,313
TOTAL UNITED STATES		13,004,779,978
TOTAL COMMON STOCKS (Cost $7,637,605,783)		14,173,980,311

Convertible Corporate Bonds - 0.1%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.1%
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Compass Inc 0.25% 4/15/2031 (f) (Cost $19,351,492)	20,352,000	21,210,854

Convertible Preferred Stocks - 2.7%
	Shares	Value ($)
UNITED STATES - 2.7%
Communication Services - 0.3%
Interactive Media & Services - 0.3%
Alphabet Inc Series A 6.25%	487,100	24,759,293
Alphabet Inc Series B 6.25%	487,200	24,481,800
TOTAL COMMUNICATION SERVICES		49,241,093
Consumer Discretionary - 0.0%
Household Durables - 0.0%
Whirlpool Corp Series A, 8.5%	315,200	10,357,472
Health Care - 0.5%
Life Sciences Tools & Services - 0.5%
Bruker Corp 6.375% Series A	153,600	71,159,808
Industrials - 1.7%
Aerospace & Defense - 1.7%
Boeing Co Series A, 6%	3,810,500	255,379,710
Information Technology - 0.2%
Software - 0.2%
Oracle Corp Series D 6.5%	553,500	22,997,925
TOTAL UNITED STATES		409,136,008
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $337,041,179)		409,136,008

Money Market Funds - 3.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	3.69	290,343,635	290,401,704
Fidelity Securities Lending Cash Central Fund (g)(h)	3.72	252,128,906	252,154,119
TOTAL MONEY MARKET FUNDS (Cost $542,554,710)			542,555,823

TOTAL INVESTMENT IN SECURITIES - 101.7% (Cost $8,536,553,164)	15,146,882,996
NET OTHER ASSETS (LIABILITIES) - (1.7)%	(250,386,682)
NET ASSETS - 100.0%	14,896,496,314

Written Options
	Clearinghouse / Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Call Options
Bank of America Corp	Chicago Board Options Exchange	7,363	45,613,785	65.00	9/2026	(570,633)
GE Aerospace	Chicago Board Options Exchange	1,686	60,707,802	410.00	9/2026	(542,049)

						(1,112,682)
TOTAL WRITTEN OPTIONS (Premiums Received $(2,515,738))						(1,112,682)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security is on loan at period end.
(c)	Non-income producing.
(d)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $106,321,587.
(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $21,210,854 or 0.1% of net assets.

(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	365,507,807	2,129,439,531	2,204,509,723	19,779,829	(37,024)	1,113	290,401,704	290,343,635
Fidelity Securities Lending Cash Central Fund	226,453,130	1,821,981,769	1,796,290,407	640,859	9,627	-	252,154,119	252,128,906
	591,960,937	3,951,421,300	4,000,800,130	20,420,688	(27,397)	1,113	542,555,823

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	854,914,859	854,914,859	-	-
Consumer Discretionary	626,394,649	626,394,649	-	-
Consumer Staples	1,077,913,367	1,077,913,367	-	-
Energy	1,166,129,688	1,166,129,688	-	-
Financials	2,412,340,019	2,399,189,174	13,150,845	-
Health Care	1,777,177,824	1,777,177,824	-	-
Industrials	2,364,761,997	2,313,032,834	51,729,163	-
Information Technology	3,381,821,663	3,375,021,587	6,800,076	-
Materials	116,018,113	116,018,113	-	-
Real Estate	107,665,819	107,665,819	-	-
Utilities	288,842,313	288,842,313	-	-

Convertible Corporate Bonds
Real Estate	21,210,854	-	21,210,854	-

Convertible Preferred Stocks
Communication Services	49,241,093	-	49,241,093	-
Consumer Discretionary	10,357,472	-	10,357,472	-
Health Care	71,159,808	-	71,159,808	-
Industrials	255,379,710	-	255,379,710	-
Information Technology	22,997,925	-	22,997,925	-

Money Market Funds	542,555,823	542,555,823	-	-
Total Investments in Securities:	15,146,882,996	14,644,856,050	502,026,946	-
Derivative Instruments:

Liabilities
Written Options	(1,112,682)	(1,112,682)	-	-
Total Liabilities	(1,112,682)	(1,112,682)	-	-
Total Derivative Instruments:	(1,112,682)	(1,112,682)	-	-
Financial Statements

Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$14,604,327,173
Investments in securities, at value - affiliated issuers	542,555,823
Foreign currency held at value	231,845
Receivable for investments sold	28,921,409
Receivable for fund shares sold	2,174,524
Dividends receivable	9,311,603
Interest receivable	29,802
Distributions receivable from affiliated funds	1,389,190
Prepaid expenses	1,902
Other receivables	64,382
Total assets	15,189,007,653
Liabilities
Payable for investments purchased	24,509,097
Payable for investments purchased, delayed delivery	23,060
Payable for fund shares redeemed	8,042,315
Accrued management fee	6,172,442
Distribution and service plan fees payable	330,181
Written options, at value	1,112,682
Other payables and accrued expenses	177,070
Collateral on securities loaned	252,144,492
Total liabilities	292,511,339
Net Assets	$14,896,496,314
Net assets consist of:
Paid in capital	7,216,654,783
Total accumulated earnings (loss)	7,679,841,531
Net Assets	$14,896,496,314

Net Asset Value and Maximum Offering
Class A
Net Asset Value and redemption price per share ($780,391,695/10,334,484 shares) a	$75.51
Maximum offering price per share (100/94.25 of $75.51)	$80.12
Class M
Net Asset Value and redemption price per share ($256,794,111/3,401,681 shares) a	$75.49
Maximum offering price per share (100/96.50 of $75.49)	$78.23
Class C
Net Asset Value and offering price per share ($76,945,661/1,020,385 shares) a	$75.41
Fidelity® Growth & Income Portfolio
Net Asset Value, offering price and redemption price per share ($11,993,443,610/158,722,996 shares)	$75.56
Class K
Net Asset Value, offering price and redemption price per share ($1,276,210,849/16,903,303 shares)	$75.50
Class I
Net Asset Value, offering price and redemption price per share ($286,498,152/3,791,707 shares)	$75.56
Class Z
Net Asset Value, offering price and redemption price per share ($226,212,236/2,994,368 shares)	$75.55

(a)Redemption price per unit is equal to net asset value less any applicable contingent deferred sales charge.

Other Information
Unaffiliated issuers, cost	7,993,998,454
Affiliated issuers, cost	542,554,710
Foreign currency holdings, cost	231,570
Securities loaned, market value	312,051,930
Written options premium received	2,515,738
Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$230,972,015
Dividends - affiliated issuers	20,420,688
Security lending income - unaffiliated issuers	52,372
Interest	351,879
Total investment income	251,796,954
Expenses
Management fee	70,460,958
Distribution and service plan fees	3,744,515
Custodian fees and expenses	307,372
Independent trustees' fees and expenses	46,938
Registration fees	214,550
Audit	150,174
Legal	20,277
Commitment fee	19,223
Miscellaneous	49,626
Total expenses	75,013,633
Expense reimbursements and reductions	(77,856)
Total expenses after reductions	74,935,777
Net investment income (loss)	176,861,177
Net realized gain (loss)
Investments - unaffiliated issuers	1,389,527,126
Investments - affiliated issuers	(27,397)
Foreign currency transactions	40,528
Written options	25,389,383
Net realized gain (loss)	1,414,929,640
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	932,658,845
Investments - affiliated issuers	1,113
Assets and liabilities in foreign currencies	(9,090)
Written options	3,939,160
Total change in net unrealized appreciation (depreciation)	936,590,028
Net gain (loss)	2,351,519,668
Net increase (decrease) in net assets resulting from operations	$2,528,380,845
Other Information
Income from securities lending - Affiliated Issuers	640,859

Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$176,861,177	$152,681,526
Net realized gain (loss)	1,414,929,640	1,095,465,819
Change in net unrealized appreciation (depreciation)	936,590,028	753,846,006
Net increase (decrease) in net assets resulting from operations	2,528,380,845	2,001,993,351
Distributions to shareholders
Distributions to shareholders	(1,258,936,146)	(728,201,156)
Total distributions	(1,258,936,146)	(728,201,156)
Net increase (decrease) in net assets resulting from share transactions	1,028,486,545	567,743,618
Total increase (decrease) in net assets	2,297,931,244	1,841,535,813
Net Assets
Beginning of period	12,598,565,070	10,757,029,257
End of period	$14,896,496,314	$12,598,565,070
Financial Highlights
Fidelity Advisor® Growth & Income Fund Class A

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$69.46	$62.51
Income from Investment Operations
Net investment income (loss) B, C	.70	.24
Net realized and unrealized gain (loss)	11.82	7.08
Total from investment operations	12.52	7.32
Distributions
Distributions from net investment income	(.75)	(.36)
Distributions from net realized gain	(5.72)	- D
Total distributions	(6.47)	(.37) E
Net asset value, end of period	$75.51	$69.46
Total Return F, G, M	19.39%	11.78%
Ratios and Supplemental Data B, H, I
Ratio of expenses to average net assets before reductions	.81%	.82% J
Ratio of expenses to average net assets net of fee waivers, if any	.81%	.82% J
Ratio of expenses to average net assets net of all reductions, if any	.81%	.82% J
Ratio of net investment income (loss) to average net assets	1.00%	1.04% J
Net assets, end of period	$780,391,695	$668,893,537
Portfolio turnover rate K	27%	15% L

AFor the period March 20, 2025 (commencement of sale of shares) through July 31, 2025.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CCalculated based on average shares outstanding during the period.
DAmount represents less than $.005 per share.
ETotal distributions per share do not sum due to rounding.
FTotal returns do not include the effect of the sales charges.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LThe portfolio turnover rate does not include the assets acquired in the reorganization.
MTotal returns for periods of less than one year are not annualized.
Fidelity Advisor® Growth & Income Fund Class M

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$69.44	$62.51
Income from Investment Operations
Net investment income (loss) B, C	.53	.18
Net realized and unrealized gain (loss)	11.81	7.08
Total from investment operations	12.34	7.26
Distributions
Distributions from net investment income	(.57)	(.33)
Distributions from net realized gain	(5.72)	- D
Total distributions	(6.29)	(.33)
Net asset value, end of period	$75.49	$69.44
Total Return E, F, L	19.10%	11.69%
Ratios and Supplemental Data C, G, H
Ratio of expenses to average net assets before reductions	1.06%	1.07% I
Ratio of expenses to average net assets net of fee waivers, if any	1.06%	1.07% I
Ratio of expenses to average net assets net of all reductions, if any	1.05%	1.07% I
Ratio of net investment income (loss) to average net assets	.75%	.79% I
Net assets, end of period	$256,794,111	$232,932,227
Portfolio turnover rate J	27%	15% K

AFor the period March 20, 2025 (commencement of sale of shares) through July 31, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount represents less than $.005 per share.
ETotal returns do not include the effect of the sales charges.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KThe portfolio turnover rate does not include the assets acquired in the reorganization.
LTotal returns for periods of less than one year are not annualized.
Fidelity Advisor® Growth & Income Fund Class C

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$69.38	$62.51
Income from Investment Operations
Net investment income (loss) B, C	.18	.07
Net realized and unrealized gain (loss)	11.79	7.06
Total from investment operations	11.97	7.13
Distributions
Distributions from net investment income	(.23)	(.26)
Distributions from net realized gain	(5.72)	- D
Total distributions	(5.94) E	(.26)
Net asset value, end of period	$75.41	$69.38
Total Return F, G, M	18.51%	11.48%
Ratios and Supplemental Data C, H, I
Ratio of expenses to average net assets before reductions	1.56%	1.57% J
Ratio of expenses to average net assets net of fee waivers, if any	1.56%	1.57% J
Ratio of expenses to average net assets net of all reductions, if any	1.56%	1.57% J
Ratio of net investment income (loss) to average net assets	.25%	.28% J
Net assets, end of period	$76,945,661	$67,496,537
Portfolio turnover rate K	27%	15% L

AFor the period March 20, 2025 (commencement of sale of shares) through July 31, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount represents less than $.005 per share.
ETotal distributions per share do not sum due to rounding.
FTotal returns do not include the effect of the contingent deferred sales charge.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LThe portfolio turnover rate does not include the assets acquired in the reorganization.
MTotal returns for periods of less than one year are not annualized.
Fidelity® Growth & Income Portfolio

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$69.50	$62.78	$54.20	$48.92	$51.87
Income from Investment Operations
Net investment income (loss) A, B	.91	.87	.85	.84	.76
Net realized and unrealized gain (loss)	11.82	10.05	9.84	6.13	(.61)
Total from investment operations	12.73	10.92	10.69	6.97	.15
Distributions
Distributions from net investment income	(.95)	(.88)	(.84)	(.86)	(1.06)
Distributions from net realized gain	(5.72)	(3.32)	(1.27)	(.83)	(2.05)
Total distributions	(6.67)	(4.20)	(2.11)	(1.69)	(3.10) C
Net asset value, end of period	$75.56	$69.50	$62.78	$54.20	$48.92
Total Return D	19.74%	18.36%	20.41%	14.77%	.26%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.51%	.53%	.56%	.58%	.57%
Ratio of expenses to average net assets net of fee waivers, if any	.51%	.53%	.56%	.58%	.57%
Ratio of expenses to average net assets net of all reductions, if any	.51%	.53%	.56%	.58%	.57%
Ratio of net investment income (loss) to average net assets	1.29%	1.36%	1.52%	1.71%	1.51%
Net assets, end of period	$11,993,443,610	$10,506,099,658	$9,390,438,702	$8,277,106,669	$7,360,433,452
Portfolio turnover rate G	27%	15% H	19%	13%	12%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity® Growth & Income Portfolio Class K

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$69.46	$62.71	$54.14	$48.86	$51.82
Income from Investment Operations
Net investment income (loss) A, B	.94	.91	.90	.89	.81
Net realized and unrealized gain (loss)	11.83	10.06	9.83	6.13	(.62)
Total from investment operations	12.77	10.97	10.73	7.02	.19
Distributions
Distributions from net investment income	(1.01)	(.89)	(.89)	(.91)	(1.10)
Distributions from net realized gain	(5.72)	(3.32)	(1.27)	(.83)	(2.05)
Total distributions	(6.73)	(4.22) C	(2.16)	(1.74)	(3.15)
Net asset value, end of period	$75.50	$69.46	$62.71	$54.14	$48.86
Total Return D	19.83%	18.46%	20.52%	14.89%	.33%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.44%	.46%	.47%	.49%	.49%
Ratio of expenses to average net assets net of fee waivers, if any	.44%	.46%	.47%	.48%	.48%
Ratio of expenses to average net assets net of all reductions, if any	.44%	.45%	.47%	.48%	.48%
Ratio of net investment income (loss) to average net assets	1.33%	1.43%	1.61%	1.80%	1.60%
Net assets, end of period	$1,276,210,849	$687,568,642	$1,366,590,555	$1,079,944,907	$323,297,670
Portfolio turnover rate G	27%	15% H	19%	13%	12%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® Growth & Income Fund Class I

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$69.50	$62.51
Income from Investment Operations
Net investment income (loss) B, C	.88	.30
Net realized and unrealized gain (loss)	11.82	7.09
Total from investment operations	12.70	7.39
Distributions
Distributions from net investment income	(.92)	(.40)
Distributions from net realized gain	(5.72)	- D
Total distributions	(6.64)	(.40)
Net asset value, end of period	$75.56	$69.50
Total Return E, K	19.69%	11.90%
Ratios and Supplemental Data B, F, G
Ratio of expenses to average net assets before reductions	.56%	.57% H
Ratio of expenses to average net assets net of fee waivers, if any	.56%	.57% H
Ratio of expenses to average net assets net of all reductions, if any	.56%	.57% H
Ratio of net investment income (loss) to average net assets	1.25%	1.29% H
Net assets, end of period	$286,498,152	$248,604,930
Portfolio turnover rate I	27%	15% J

AFor the period March 20, 2025 (commencement of sale of shares) through July 31, 2025.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CCalculated based on average shares outstanding during the period.
DAmount represents less than $.005 per share.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
JThe portfolio turnover rate does not include the assets acquired in the reorganization.
KTotal returns for periods of less than one year are not annualized.
Fidelity Advisor® Growth & Income Fund Class Z

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$69.49	$62.51
Income from Investment Operations
Net investment income (loss) B, C	.96	.32
Net realized and unrealized gain (loss)	11.82	7.08
Total from investment operations	12.78	7.40
Distributions
Distributions from net investment income	(1.01)	(.42)
Distributions from net realized gain	(5.72)	- D
Total distributions	(6.72) E	(.42)
Net asset value, end of period	$75.55	$69.49
Total Return F, L	19.84%	11.92%
Ratios and Supplemental Data C, G, H
Ratio of expenses to average net assets before reductions	.44%	.46% I
Ratio of expenses to average net assets net of fee waivers, if any	.44%	.45% I
Ratio of expenses to average net assets net of all reductions, if any	.44%	.45% I
Ratio of net investment income (loss) to average net assets	1.36%	1.39% I
Net assets, end of period	$226,212,236	$186,969,539
Portfolio turnover rate J	27%	15% K

AFor the period March 20, 2025 (commencement of sale of shares) through July 31, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount represents less than $.005 per share.
ETotal distributions per share do not sum due to rounding.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KThe portfolio turnover rate does not include the assets acquired in the reorganization.
LTotal returns for periods of less than one year are not annualized.
Notes to Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers the classes of shares listed below.

Fidelity® Growth & Income Portfolio	Class A, Class M, Class C, Fidelity® Growth & Income Portfolio, Class K, Class I, and Class Z
Each class has equal rights as to assets and voting privileges, and exclusive voting rights with respect to matters that affect that class. Class A, Class M, Class C, Class I and Class Z, as applicable, are Fidelity Advisor classes.

Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Convertible Corporate Bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities  may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For any foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities  are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable.  Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales and offsetting positions.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® Growth & Income Portfolio	8,570,630,566	6,908,091,553	(332,951,805)	6,575,139,748

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® Growth & Income Portfolio	27,322,113	1,081,047,971	6,571,471,449

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Growth & Income Portfolio	187,766,007	1,071,170,138	1,258,936,145

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Growth & Income Portfolio	189,592,549	538,608,607	728,201,156

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

  3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments.
The Fund's investment objectives allow for various types of derivative instruments, including options . Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund.

Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Derivative Instruments by Primary Risk Exposure. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the value of derivatives at period end, as well as the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Values of Derivative Assets ($)	Values of Derivative Liabilities ($)	Net Realized Gain (Loss) ($)	Change in Net Unrealized Appreciation (Depreciation) ($)
Fidelity® Growth & Income Portfolio
Equity Risk
Purchased Options	-	-	(3,520,514)	-
Written Options	-	(1,112,682)	25,389,383	3,939,161
Total Equity Risk	-	(1,112,682)	21,868,869	3,939,161

Totals	-	(1,112,682)	21,868,869	3,939,161

Value of Derivative Assets/Liabilities Legend
For purchased options, gross value is included in the Statement of Assets and Liabilities in the investments in securities, at value line-item.

For written options, gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Derivative Instruments Volume. The table below summarizes derivative instruments volume during the period. The average amount for forward foreign currency contracts represents contract value, and the average amount for all other derivative types represents notional amount, as applicable.

Average Amount ($)
Fidelity® Growth & Income Portfolio
Purchased Options	30,108,774
Written Options	233,464,313

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.  Exchange-traded options were used to manage exposure to the market.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

  4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® Growth & Income Portfolio	3,656,839,138	3,572,943,357

  5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class . The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month.

When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity® Growth & Income Portfolio
Class A	0.60%
Class M	0.59%
Class C	0.61%
Fidelity® Growth & Income Portfolio	0.54%
Class K	0.45%
Class I	0.61%
Class Z	0.45%

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity® Growth & Income Portfolio
Class A	0.55
Class M	0.55
Class C	0.55
Fidelity® Growth & Income Portfolio	0.51
Class K	0.44
Class I	0.55
Class Z	0.44

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, separate Distribution and Service Plans for each class of shares have been adopted by the Fund. Certain classes pay FIdelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and or Service Fees, each of which is based on an annual percentage of each class's average net assets. In addition, FDC may pay financial intermediaries for selling shares and providing shareholder support services. For the period, the distribution and service fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee %	Service Fee %	Total Fees ($)	Retained by FDC ($)
Fidelity® Growth & Income Portfolio
Class A	-	.25	1,806,106	46,882
Class M	.25	.25	1,212,880	12,062
Class C	.75	.25	725,529	115,220
			3,744,515	174,164

Sales Load. FDC may receive a front-end sales charge of up to a certain percentage for selling shares of certain classes, some of which is paid to financial intermediaries for selling shares. Depending on the holding period, FDC may receive a contingent deferred sales charge levied on redemptions from certain classes. For the period, front-end sales charge rates, deferred sales charge rates and sales charge amounts retained by FDC were as follows:

	Front-End Sales Charge (%)	Deferred Sales Charge (%)	Retained by FDC ($)
Fidelity® Growth & Income Portfolio
Class A A	5.75	1.00	227,190
Class M A	3.50	.25	11,287
Class C B	-	1.00	1,195
			239,672

A  Class A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to the sales charge indicated.
B  When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity® Growth & Income Portfolio	$64,009

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® Growth & Income Portfolio	47,547

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® Growth & Income Portfolio	264,465,047	283,407,596	123,471,038

  6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are presented in the Statement of Operations.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® Growth & Income Portfolio	75,170	2,074	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity® Growth & Income Portfolio	72,186,183

  8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses and/or a portion of class-level operating expenses as presented in the table below.

Reimbursement /Waiver ($)
Fidelity® Growth & Income Portfolio
Class A	706
Class M	233
Class C	71
Fidelity® Growth & Income Portfolio	10,847
Class K	1,578
Class I	268
Class Z	201

Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® Growth & Income Portfolio	63,952

  9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025

Fidelity® Growth & Income Portfolio
Class A (Commencement of sale of shares March 20, 2025)	63,548,753	3,520,397
Class M (Commencement of sale of shares March 20, 2025)	21,112,504	1,115,703
Class C (Commencement of sale of shares March 20, 2025)	5,918,479	256,334
Fidelity® Growth & Income Portfolio	1,018,450,294	631,747,017
Class K	105,756,084	89,048,772
Class I (Commencement of sale of shares March 20, 2025)	25,088,644	1,489,563
Class Z (Commencement of sale of shares March 20, 2025)	19,061,388	1,023,370
Total	1,258,936,146	728,201,156

  10. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® Growth & Income Portfolio
Class A (Commencement of sale of shares March 20, 2025)
Shares sold	1,155,999	437,926	81,061,422	28,088,010
Issued in exchange for the shares of the Acquired Fund(s)	-	9,556,781	-	586,499,971
Reinvestment of distributions	911,002	55,050	61,254,718	3,386,803
Shares redeemed	(1,362,303)	(419,972)	(95,760,549)	(26,604,761)
Net increase (decrease)	704,698	9,629,785	46,555,591	591,370,023
Class M (Commencement of sale of shares March 20, 2025)
Shares sold	200,439	117,610	14,010,895	7,341,688
Issued in exchange for the shares of the Acquired Fund(s)	-	3,353,383	-	205,797,269
Reinvestment of distributions	308,210	18,035	20,687,728	1,094,526
Shares redeemed	(461,390)	(134,606)	(32,208,482)	(8,504,158)
Net increase (decrease)	47,259	3,354,422	2,490,141	205,729,325
Class C (Commencement of sale of shares March 20, 2025)
Shares sold	208,652	78,012	14,567,342	5,030,571
Issued in exchange for the shares of the Acquired Fund(s)	-	985,180	-	60,450,580
Reinvestment of distributions	84,148	4,090	5,628,383	240,625
Shares redeemed	(245,258)	(94,440)	(17,182,074)	(5,895,471)
Net increase (decrease)	47,542	972,842	3,013,651	59,826,305
Fidelity® Growth & Income Portfolio
Shares sold	14,214,152	11,304,041	994,322,377	719,735,117
Reinvestment of distributions	13,867,309	9,353,428	934,059,251	580,207,770
Shares redeemed	(20,534,603)	(19,061,067)	(1,441,688,161)	(1,205,234,270)
Net increase (decrease)	7,546,858	1,596,402	486,693,467	94,708,617
Class K
Shares sold	14,106,903	2,660,510	977,282,672	169,715,018
Reinvestment of distributions	1,566,095	1,438,734	105,756,083	89,048,772
Shares redeemed	(8,668,575)	(15,991,869)	(627,072,317)	(1,027,556,696)
Net increase (decrease)	7,004,423	(11,892,625)	455,966,438	(768,792,906)
Class I (Commencement of sale of shares March 20, 2025)
Shares sold	1,087,985	276,945	75,804,982	17,659,752
Issued in exchange for the shares of the Acquired Fund(s)	-	3,856,664	-	236,722,041
Reinvestment of distributions	346,984	22,699	23,371,540	1,404,015
Shares redeemed	(1,220,553)	(579,017)	(85,743,386)	(35,016,560)
Net increase (decrease)	214,416	3,577,291	13,433,136	220,769,248
Class Z (Commencement of sale of shares March 20, 2025)
Shares sold	958,461	768,143	66,379,553	46,582,529
Issued in exchange for the shares of the Acquired Fund(s)	-	2,100,705	-	128,941,199
Reinvestment of distributions	236,583	14,880	15,955,962	938,105
Shares redeemed	(891,260)	(193,144)	(62,001,394)	(12,328,827)
Net increase (decrease)	303,784	2,690,584	20,334,121	164,133,006

  11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

  12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

  13. Prior Fiscal Year Reorganization Information.
On March 28, 2025, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Growth & Income Fund ("Acquired Fund") pursuant to an Agreement and Plan of Reorganization (Agreements) approved by the Board of Trustees ("The Board").  The securities held by the Acquired Fund were the primary assets acquired by the Fund. In addition, the Board approved the creation of additional classes of shares that commenced sale of shares on March 20, 2025.  The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Acquired Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Acquired Fund access to a larger portfolio with a similar investment objective and lower projected expenses. For financial reporting purposes, the assets and liabilities of the Acquired Fund and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward and will be utilized for purposes of the Fund's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes.  The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Acquired Fund and Share Class	Investments $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Fidelity Advisor Growth & Income Fund	1,217,804,274	455,899,046
Class A			586,499,971	14,700,013	0.6501205801
Class M			205,797,269	5,142,382	0.6521068926
Class C			60,450,580	1,665,753	0.5914325293
Class I			236,722,041	5,754,284	0.6702248289
Class Z			128,941,199	3,127,108	0.6717725644

Acquiring Fund	Net Assets $	Total net assets after the acquisition $
Fidelity Growth & Income Portfolio	10,296,050,234	11,514,461,294

Pro forma results of operations of the combined entity for the entire period ended July 31, 2025, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$162,067,797
Total net realized gain (loss)	1,137,096,885
Total change in net unrealized appreciation (depreciation)	744,347,394
Net increase (decrease) in net assets resulting from operations	$2,043,512,076

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's Statement of Operations since March 28, 2025.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Growth & Income Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Growth & Income Portfolio (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2026, the related statement of operations for the year ended July 31, 2026, the statement of changes in net assets for each of the two years in the period ended July 31, 2026, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2026 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2026 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 15, 2026
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2026, $1,322,950,790, or, if subsequently determined to be different, the net capital gain of such year.

A total of 3.69% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $14,232,199 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 99%, 100%, 100% and 100%; Class M designates 100%, 100%, 100% and 100%; Class C designates 100%, 100%, 100% and 100%; Fidelity® Growth & Income Portfolio designates 82%, 96%, 100% and 100%; Class K designates 75%, 83%, 100% and 100%; Class I designates 83%, 99%, 100% and 100%; and Class Z designates 78%, 91%, 100% and 100%; of the dividends distributed in October, December, April and July respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class M, Class C, Fidelity® Growth & Income Portfolio, Class K, Class I and Class Z designate 100% of the dividends distributed in October, December, April and July, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Growth & Income Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2026 meeting, the Board of Trustees voted to continue the fund's Advisory Contracts, without modification, for two months from June 1, 2026 through July 31, 2026. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2026, with the understanding that the Board would consider the annual renewal for a full one year period in July 2026.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class generally determined by selecting the largest non-12b-1 class by asset total in a given fund category; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and its applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account and market information over the Internet, via Fidelity's mobile app and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the representative class (the retail class), the Board considered the effective management fee rate for the retail class, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity using portfolio attributes from Morningstar and combining similar Morningstar Categories that have comparable investment mandates and Morningstar distribution attributes. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or waivers and without taking into account the fund's performance adjustment) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are generally similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons of the retail class of the fund relative to the asset-sized peer group. The total peer group and asset-sized peer group total expense comparisons include fund-paid 12b-1 fees, reimbursements, waivers, and acquired fund fees and expenses, and exclude performance adjustments.
The information provided to the Board indicated that the management fee rate of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and above the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. The Board considered that the fund's management fee covers expenses for services beyond portfolio management. The Board noted that Fidelity believes that management fee comparisons are particularly unhelpful in the context of this fund and that total expense comparisons are more useful. The Board further considered that, when compared to the total expenses of its competitors, the fund ranked below its total peer group and asset-sized peer group competitive medians.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity other than the fund, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar investment mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the management fee of each class of the fund is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) and their shareholders have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also considered that shareholders benefit from pricing funds at scale from inception. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.536189.129
GAI-ANN-0926
Fidelity® Dividend Growth Fund

Annual Report
July 31, 2026
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Dividend Growth Fund
Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 99.2%
	Shares	Value ($)
BERMUDA - 0.3%
Industrials - 0.3%
Marine Transportation - 0.3%
Himalaya Shipping Ltd	488,053	7,672,899
Himalaya Shipping Ltd (United States) (a)	1,540,100	24,194,971

TOTAL BERMUDA		31,867,870
CANADA - 1.8%
Energy - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Teekay Tankers Ltd Class A (a)	950,962	75,477,854
Financials - 1.1%
Capital Markets - 1.1%
Brookfield Asset Management Ltd Class A (United States) (a)	661,700	32,026,280
Brookfield Corp Class A (United States)	2,276,300	96,811,039
TOTAL FINANCIALS		128,837,319
Utilities - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Brookfield Renewable Corp Class A (United States) (a)	298,732	9,962,712
TOTAL CANADA		214,277,885
GERMANY - 0.9%
Industrials - 0.9%
Electrical Equipment - 0.9%
Siemens Energy AG	592,200	101,173,262
JAPAN - 0.4%
Information Technology - 0.4%
Semiconductors & Semiconductor Equipment - 0.4%
Kioxia Holdings Corp (b)	165,600	46,158,754
KOREA (SOUTH) - 3.0%
Information Technology - 3.0%
Semiconductors & Semiconductor Equipment - 1.8%
SK Hynix Inc	194,770	218,545,119
Technology Hardware, Storage & Peripherals - 1.2%
Samsung Electronics Co Ltd	821,950	141,352,606
TOTAL KOREA (SOUTH)		359,897,725
NETHERLANDS - 0.2%
Information Technology - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
ASML Holding NV	14,200	23,400,825
NORWAY - 0.4%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Bruton Ltd	2,356,792	14,074,853
Industrials - 0.3%
Marine Transportation - 0.3%
2020 Bulkers Ltd (a)	243,252	84,699
Stolt-Nielsen Ltd	1,024,000	34,358,428
TOTAL INDUSTRIALS		34,443,127
TOTAL NORWAY		48,517,980
TAIWAN - 1.9%
Information Technology - 1.9%
Semiconductors & Semiconductor Equipment - 1.9%
Taiwan Semiconductor Manufacturing Co Ltd	1,754,000	129,795,336
Taiwan Semiconductor Manufacturing Co Ltd ADR	244,080	98,669,340

TOTAL TAIWAN		228,464,676
UNITED KINGDOM - 1.8%
Consumer Staples - 1.8%
Tobacco - 1.8%
British American Tobacco PLC	2,371,582	143,862,404
British American Tobacco PLC ADR	1,157,100	70,178,115

TOTAL UNITED KINGDOM		214,040,519
UNITED STATES - 88.5%
Communication Services - 9.6%
Diversified Telecommunication Services - 0.2%
Comcast Corp Class A	758,742	18,179,458
Interactive Media & Services - 9.1%
Alphabet Inc Class A	1,937,000	689,823,810
Match Group Inc	266,500	10,502,765
Meta Platforms Inc Class A	694,200	386,468,082
		1,086,794,657
Wireless Telecommunication Services - 0.3%
T-Mobile US Inc	233,600	40,345,056
TOTAL COMMUNICATION SERVICES		1,145,319,171
Consumer Discretionary - 6.5%
Distributors - 0.0%
Gold.com Inc (a)	180,500	7,465,480
Diversified Consumer Services - 0.7%
Service Corp International/US	961,200	82,845,828
Hotels, Restaurants & Leisure - 1.8%
Carnival Corp Ltd	1,623,900	45,160,659
Domino's Pizza Inc	70,100	24,355,544
Marriott International Inc/MD Class A1	100,700	37,543,981
Starbucks Corp	900	94,725
Vail Resorts Inc (a)	675,000	100,831,500
Wynn Resorts Ltd	4,900	486,619
		208,473,028
Household Durables - 2.1%
DR Horton Inc	717,300	102,616,938
Lennar Corp Class A (a)	452,400	37,255,140
PulteGroup Inc	163,900	20,728,433
Somnigroup International Inc	838,800	54,798,804
Toll Brothers Inc	244,100	35,611,749
		251,011,064
Specialty Retail - 1.9%
Home Depot Inc/The	358,600	119,040,856
Lowe's Cos Inc	515,700	107,167,617
		226,208,473
TOTAL CONSUMER DISCRETIONARY		776,003,873
Consumer Staples - 4.6%
Beverages - 2.3%
Keurig Dr Pepper Inc	8,235,000	256,273,200
Food Products - 0.2%
JM Smucker Co	238,700	28,467,362
Household Products - 0.8%
Kimberly-Clark Corp (a)	681,400	74,483,834
Reynolds Consumer Products Inc	937,400	23,378,756
		97,862,590
Personal Care Products - 0.2%
Kenvue Inc	1,354,100	26,052,884
Tobacco - 1.1%
Philip Morris International Inc	716,000	136,627,120
TOTAL CONSUMER STAPLES		545,283,156
Energy - 6.9%
Energy Equipment & Services - 0.6%
Archrock Inc (a)	957,151	34,227,720
Kodiak Gas Services Inc	576,300	33,834,573
WaterBridge Infrastructure LLC Class A	88,700	3,035,313
		71,097,606
Oil, Gas & Consumable Fuels - 6.3%
Black Stone Minerals LP	3,854,046	57,617,988
Core Natural Resources Inc	42	3,353
DHT Holdings Inc	728,667	13,531,346
Energy Transfer LP	4,147,200	84,436,992
Enterprise Products Partners LP	1,714,300	65,229,115
ExxonMobil Holdings Corp	1,123,819	174,686,426
Marathon Petroleum Corp	279,000	88,295,130
MPLX LP	2,600,900	152,022,605
Shell PLC ADR	549,000	50,497,020
Viper Energy Inc Class A	1,401,000	62,498,610
		748,818,585
TOTAL ENERGY		819,916,191
Financials - 8.0%
Banks - 0.5%
Wells Fargo & Co	646,983	55,931,680
Capital Markets - 3.1%
Ares Management Corp Class A (a)	518,700	66,440,283
Blue Owl Capital Inc Class A (a)	11,091,700	114,244,511
Cboe Global Markets Inc	227,400	70,546,302
Intercontinental Exchange Inc	463,800	70,720,224
Jefferies Financial Group Inc	60,200	3,286,920
KKR & Co Inc Class A	449,900	45,633,357
		370,871,597
Consumer Finance - 0.2%
FirstCash Holdings Inc	108,700	22,175,887
Financial Services - 3.0%
Apollo Global Management Inc	952,700	119,649,593
Fidelity National Information Services Inc	190,100	8,510,777
Mastercard Inc Class A	66,800	38,283,080
UWM Holdings Corp Class A (a)	14,504,056	26,397,382
Visa Inc Class A	431,816	158,100,792
		350,941,624
Insurance - 1.2%
Arthur J Gallagher & Co	50,800	12,670,536
Chubb Ltd	164,409	57,654,948
Travelers Companies Inc/The	57,900	21,675,444
W R Berkley Corp	756,956	54,909,588
		146,910,516
TOTAL FINANCIALS		946,831,304
Health Care - 8.0%
Biotechnology - 0.3%
Gilead Sciences Inc	276,900	36,055,149
Health Care Equipment & Supplies - 0.9%
Abbott Laboratories	334,300	35,335,510
Baxter International Inc	2,621,800	68,586,288
		103,921,798
Health Care Providers & Services - 1.1%
Cigna Group/The	135,486	37,807,368
Humana Inc	96,000	34,930,560
Labcorp Holdings Inc	60,600	18,737,520
Quest Diagnostics Inc (a)	184,900	43,083,549
		134,558,997
Life Sciences Tools & Services - 2.8%
Bruker Corp (a)	1,225,217	76,992,636
Danaher Corp	647,300	126,210,554
Thermo Fisher Scientific Inc	221,400	127,150,020
		330,353,210
Pharmaceuticals - 2.9%
Eli Lilly & Co	141,800	162,905,513
Merck & Co Inc	454,200	59,136,840
Royalty Pharma PLC Class A	2,077,300	121,376,639
		343,418,992
TOTAL HEALTH CARE		948,308,146
Industrials - 11.3%
Aerospace & Defense - 2.8%
Boeing Co (b)	1,322,340	285,810,568
Huntington Ingalls Industries Inc	151,900	49,587,755
		335,398,323
Air Freight & Logistics - 0.5%
United Parcel Service Inc Class B	625,600	65,200,032
Building Products - 1.2%
A O Smith Corp (a)	2,045,600	123,001,928
Carlisle Cos Inc	23,400	8,422,128
Owens Corning	119,100	16,542,990
		147,967,046
Commercial Services & Supplies - 0.5%
GFL Environmental Inc Subordinate Voting Shares (United States) (a)	1,427,000	58,963,640
Construction & Engineering - 0.5%
EMCOR Group Inc	78,200	62,359,026
Electrical Equipment - 0.1%
Regal Rexnord Corp	44,100	9,050,642
Machinery - 5.1%
Allison Transmission Holdings Inc	2,038,445	233,483,491
Otis Worldwide Corp	1,648,300	118,595,185
PACCAR Inc	365,627	48,511,390
Pentair PLC	532,400	34,840,256
Westinghouse Air Brake Technologies Corp	529,300	153,952,198
		589,382,520
Professional Services - 0.5%
SS&C Technologies Holdings Inc	779,500	60,060,475
Trading Companies & Distributors - 0.1%
Watsco Inc	52,900	16,361,970
TOTAL INDUSTRIALS		1,344,743,674
Information Technology - 27.2%
Electronic Equipment, Instruments & Components - 0.0%
Vontier Corp	6,702	215,335
Semiconductors & Semiconductor Equipment - 12.0%
Broadcom Inc	799,900	311,385,072
NVIDIA Corp	5,441,125	1,092,305,844
Universal Display Corp	281,189	22,540,110
		1,426,231,026
Software - 6.3%
Microsoft Corp	1,604,300	745,550,296
Technology Hardware, Storage & Peripherals - 8.9%
Apple Inc	1,116,768	344,980,803
GPGI Inc Class A (a)	4,855,704	64,095,293
Seagate Technology Holdings PLC	363,100	310,860,803
Western Digital Corp	623,700	339,816,708
		1,059,753,607
TOTAL INFORMATION TECHNOLOGY		3,231,750,264
Materials - 2.8%
Chemicals - 1.3%
CF Industries Holdings Inc	257,100	32,186,349
LyondellBasell Industries NV Class A1	1,418,600	88,066,688
Mosaic Co/The	1,404,300	31,063,116
		151,316,153
Metals & Mining - 1.5%
Coeur Mining Inc	966,200	14,406,042
Newmont Corp	807,700	75,689,567
Royal Gold Inc	466,100	92,450,935
		182,546,544
TOTAL MATERIALS		333,862,697
Real Estate - 3.3%
Health Care REITs - 0.7%
Ventas Inc	904,500	84,579,795
Hotel & Resort REITs - 0.3%
Ryman Hospitality Properties Inc	224,700	30,031,155
Real Estate Management & Development - 0.8%
Landbridge Co LLC Class A (a)	738,100	57,217,512
St Joe Co/The	641,900	39,951,856
		97,169,368
Retail REITs - 0.3%
Simon Property Group Inc	157,300	36,079,901
Specialized REITs - 1.2%
American Tower Corp	189,000	32,765,040
Millrose Properties Inc Class A (a)	4,078,700	114,122,026
		146,887,066
TOTAL REAL ESTATE		394,747,285
Utilities - 0.3%
Electric Utilities - 0.3%
Edison International	210,200	15,422,374
Exelon Corp	311,830	14,288,051
FirstEnergy Corp	248,700	12,014,697
TOTAL UTILITIES		41,725,122
TOTAL UNITED STATES		10,528,490,883
TOTAL COMMON STOCKS (Cost $8,235,198,250)		11,796,290,379

Other Investment Companies - 0.8%
	Shares	Value ($)
UNITED STATES - 0.8%
Financials - 0.8%
Capital Markets - 0.8%
Blue Owl Capital Corp (Cost $131,247,386)	9,095,135	97,772,701

Money Market Funds - 3.8%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c)	3.69	94,369,274	94,388,148
Fidelity Securities Lending Cash Central Fund (c)(d)	3.72	357,278,309	357,314,037
TOTAL MONEY MARKET FUNDS (Cost $451,694,645)			451,702,185

TOTAL INVESTMENT IN SECURITIES - 103.8% (Cost $8,818,140,281)	12,345,765,265
NET OTHER ASSETS (LIABILITIES) - (3.8)%	(452,096,547)
NET ASSETS - 100.0%	11,893,668,718

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	4,019,611	2,164,457,782	2,077,097,114	3,038,315	(7,342)	7,540	94,388,148	94,369,274
Fidelity Securities Lending Cash Central Fund	101,632,686	3,147,376,961	2,891,678,517	793,697	(17,093)	-	357,314,037	357,278,309
	105,652,297	5,311,834,743	4,968,775,631	3,832,012	(24,435)	7,540	451,702,185

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Purchases and sales proceeds exclude the value of securities received and delivered through reorganization transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
2020 Bulkers Ltd	15,738,068	2,512,760	428,221	16,975,030	(14,375,144)	(3,362,764)	-	-
Total	15,738,068	2,512,760	428,221	16,975,030	(14,375,144)	(3,362,764)	-

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	1,145,319,171	1,145,319,171	-	-
Consumer Discretionary	776,003,873	776,003,873	-	-
Consumer Staples	759,323,675	615,461,271	143,862,404	-
Energy	909,468,898	909,468,898	-	-
Financials	1,075,668,623	1,075,668,623	-	-
Health Care	948,308,146	948,308,146	-	-
Industrials	1,512,227,933	1,411,054,671	101,173,262	-
Information Technology	3,889,672,244	3,330,419,604	559,252,640	-
Materials	333,862,697	333,862,697	-	-
Real Estate	394,747,285	394,747,285	-	-
Utilities	51,687,834	51,687,834	-	-

Other Investment Companies
Financials	97,772,701	97,772,701	-	-

Money Market Funds	451,702,185	451,702,185	-	-
Total Investments in Securities:	12,345,765,265	11,541,476,959	804,288,306	-
Financial Statements

Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$11,894,063,080
Investments in securities, at value - affiliated issuers	451,702,185
Cash	285,493
Foreign currency held at value	212,794
Receivable for investments sold	223,988,883
Receivable for fund shares sold	3,507,989
Dividends receivable	7,999,598
Distributions receivable from affiliated funds	440,496
Prepaid expenses	1,788
Other receivables	71,473
Total assets	12,582,273,779
Liabilities
Payable for investments purchased	319,542,199
Payable for fund shares redeemed	3,812,054
Accrued management fee	7,213,088
Distribution and service plan fees payable	427,965
Other payables and accrued expenses	283,496
Collateral on securities loaned	357,326,259
Total liabilities	688,605,061
Net Assets	$11,893,668,718
Net assets consist of:
Paid in capital	6,752,907,163
Total accumulated earnings (loss)	5,140,761,555
Net Assets	$11,893,668,718

Net Asset Value and Maximum Offering
Class A
Net Asset Value and redemption price per share ($852,649,892/17,285,404 shares) a	$49.33
Maximum offering price per share (100/94.25 of $49.33)	$52.34
Class M
Net Asset Value and redemption price per share ($484,786,775/9,832,701 shares) a	$49.30
Maximum offering price per share (100/96.50 of $49.30)	$51.09
Class C
Net Asset Value and offering price per share ($61,686,381/1,251,917 shares) a	$49.27
Fidelity® Dividend Growth Fund
Net Asset Value, offering price and redemption price per share ($9,290,356,022/188,143,892 shares)	$49.38
Class K
Net Asset Value, offering price and redemption price per share ($596,242,286/12,092,875 shares)	$49.31
Class I
Net Asset Value, offering price and redemption price per share ($481,939,608/9,766,818 shares)	$49.34
Class Z
Net Asset Value, offering price and redemption price per share ($126,007,754/2,553,980 shares)	$49.34

(a)Redemption price per unit is equal to net asset value less any applicable contingent deferred sales charge.

Other Information
Unaffiliated issuers, cost	8,366,445,636
Affiliated issuers, cost	451,694,645
Foreign currency holdings, cost	214,189
Securities loaned, market value	504,981,638
Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$162,900,807
Dividends - affiliated issuers	20,807,042
Security lending income - unaffiliated issuers	86,671
Total investment income	183,794,520
Expenses
Basic management fee	63,831,517
Performance adjustment	8,277,108
Distribution and service plan fees	4,663,125
Custodian fees and expenses	112,121
Independent trustees' fees and expenses	35,641
Registration fees	265,812
Audit	134,204
Legal	12,089
Interest	30,706
Commitment fee	13,824
Miscellaneous	16,612
Total expenses	77,392,759
Expense reimbursements and reductions	(79,369)
Total expenses after reductions	77,313,390
Net investment income (loss)	106,481,130
Net realized gain (loss)
Investments - unaffiliated issuers	1,954,098,997
Investments - affiliated issuers	(14,399,579)
Foreign currency transactions	(434,168)
Net realized gain (loss)	1,939,265,250
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	595,417,001
Investments - affiliated issuers	(3,355,224)
Assets and liabilities in foreign currencies	85,618
Total change in net unrealized appreciation (depreciation)	592,147,395
Net gain (loss)	2,531,412,645
Net increase (decrease) in net assets resulting from operations	$2,637,893,775
Other Information
Income from securities lending - Affiliated Issuers	793,697
Realized gain loss on foreign taxes	34,541
Change in unrealized gain loss on foreign taxes	(694)

Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$106,481,130	$68,249,256
Net realized gain (loss)	1,939,265,250	946,223,960
Change in net unrealized appreciation (depreciation)	592,147,395	236,579,777
Net increase (decrease) in net assets resulting from operations	2,637,893,775	1,251,052,993
Distributions to shareholders
Distributions to shareholders	(853,860,495)	(736,239,547)
Total distributions	(853,860,495)	(736,239,547)
Net increase (decrease) in net assets resulting from share transactions	2,074,235,903	(459,304,731)
Total increase (decrease) in net assets	3,858,269,183	55,508,715
Net Assets
Beginning of period	8,035,399,535	7,979,890,820
End of period	$11,893,668,718	$8,035,399,535
Financial Highlights
Fidelity Advisor® Dividend Growth Fund Class A

Years ended July 31,	2026 A
Selected Per Share Data
Net asset value, beginning of period	$41.80
Income from Investment Operations
Net investment income (loss) C, D	.33
Net realized and unrealized gain (loss)	11.23
Total from investment operations	11.56
Distributions
Distributions from net investment income	(.61)
Distributions from net realized gain	(3.42)
Total distributions	(4.03)
Net asset value, end of period	$49.33
Total Return B, E, F	29.87%
Ratios and Supplemental Data C, G, H
Ratio of expenses to average net assets before reductions	.98%
Ratio of expenses to average net assets net of fee waivers, if any	.98%
Ratio of expenses to average net assets net of all reductions, if any	.98%
Ratio of net investment income (loss) to average net assets	.74%
Net assets, end of period	$852,649,892
Portfolio turnover rate J	70% I

AFor the period August 1, 2025 (commencement of sale of shares) through July 31, 2026.
BTotal returns for periods of less than one year are not annualized.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DCalculated based on average shares outstanding during the period.
ETotal returns do not include the effect of the sales charges.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IThe portfolio turnover rate does not include the assets acquired in the reorganization.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Dividend Growth Fund Class M

Years ended July 31,	2026 A
Selected Per Share Data
Net asset value, beginning of period	$41.80
Income from Investment Operations
Net investment income (loss) C, D	.22
Net realized and unrealized gain (loss)	11.21
Total from investment operations	11.43
Distributions
Distributions from net investment income	(.51)
Distributions from net realized gain	(3.42)
Total distributions	(3.93)
Net asset value, end of period	$49.30
Total Return E, F, I	29.51%
Ratios and Supplemental Data D, G, H
Ratio of expenses to average net assets before reductions	1.22%
Ratio of expenses to average net assets net of fee waivers, if any	1.22%
Ratio of expenses to average net assets net of all reductions, if any	1.22%
Ratio of net investment income (loss) to average net assets	.48%
Net assets, end of period	$484,786,775
Portfolio turnover rate J	70% B

AFor the period August 1, 2025 (commencement of sale of shares) through July 31, 2026.
BThe portfolio turnover rate does not include the assets acquired in the reorganization.
CCalculated based on average shares outstanding during the period.
DNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

ETotal returns do not include the effect of the sales charges.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

ITotal returns for periods of less than one year are not annualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Dividend Growth Fund Class C

Years ended July 31,	2026 A
Selected Per Share Data
Net asset value, beginning of period	$41.80
Income from Investment Operations
Net investment income (loss) C, D	(.01)
Net realized and unrealized gain (loss)	11.22
Total from investment operations	11.21
Distributions
Distributions from net investment income	(.32)
Distributions from net realized gain	(3.42)
Total distributions	(3.74)
Net asset value, end of period	$49.27
Total Return E, F, I	28.88%
Ratios and Supplemental Data D, G, H
Ratio of expenses to average net assets before reductions	1.73%
Ratio of expenses to average net assets net of fee waivers, if any	1.73%
Ratio of expenses to average net assets net of all reductions, if any	1.73%
Ratio of net investment income (loss) to average net assets	(.02)%
Net assets, end of period	$61,686,381
Portfolio turnover rate J	70% B

AFor the period August 1, 2025 (commencement of sale of shares) through July 31, 2026.
BThe portfolio turnover rate does not include the assets acquired in the reorganization.
CCalculated based on average shares outstanding during the period.
DNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

ETotal returns do not include the effect of the contingent deferred sales charge.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
ITotal returns for periods of less than one year are not annualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Dividend Growth Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$42.48	$39.71	$32.22	$32.82	$36.80
Income from Investment Operations
Net investment income (loss) A, B	.47	.35	.37	.47	.44
Net realized and unrealized gain (loss)	10.55	6.12	8.26	2.26	(1.37)
Total from investment operations	11.02	6.47	8.63	2.73	(.93)
Distributions
Distributions from net investment income	(.70)	(.35)	(.47)	(.47)	(.55)
Distributions from net realized gain	(3.42)	(3.35)	(.67)	(2.85)	(2.50)
Total distributions	(4.12)	(3.70)	(1.14)	(3.33) C	(3.05)
Net asset value, end of period	$49.38	$42.48	$39.71	$32.22	$32.82
Total Return D	28.16%	17.62%	27.66%	9.39%	(2.83)%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.68%	.67%	.71%	.58%	.48%
Ratio of expenses to average net assets net of fee waivers, if any	.68%	.67%	.70%	.58%	.47%
Ratio of expenses to average net assets net of all reductions, if any	.68%	.67%	.70%	.58%	.47%
Ratio of net investment income (loss) to average net assets	1.05%	.89%	1.07%	1.57%	1.27%
Net assets, end of period	$9,290,356,022	$7,560,394,875	$6,859,492,941	$5,711,207,166	$5,660,951,158
Portfolio turnover rate H	70% G	81% I	70%	66% I	52%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GThe portfolio turnover rate does not include the assets acquired in the reorganization.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Dividend Growth Fund Class K

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$42.42	$39.65	$32.17	$32.77	$36.76
Income from Investment Operations
Net investment income (loss) A, B	.50	.38	.41	.50	.47
Net realized and unrealized gain (loss)	10.53	6.10	8.25	2.26	(1.37)
Total from investment operations	11.03	6.48	8.66	2.76	(.90)
Distributions
Distributions from net investment income	(.73)	(.36)	(.50)	(.50)	(.59)
Distributions from net realized gain	(3.42)	(3.35)	(.67)	(2.85)	(2.50)
Total distributions	(4.14) C	(3.71)	(1.18) C	(3.36) C	(3.09)
Net asset value, end of period	$49.31	$42.42	$39.65	$32.17	$32.77
Total Return D	28.26%	17.68%	27.79%	9.51%	(2.75)%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.61%	.59%	.62%	.49%	.38%
Ratio of expenses to average net assets net of fee waivers, if any	.61%	.59%	.61%	.48%	.38%
Ratio of expenses to average net assets net of all reductions, if any	.61%	.59%	.61%	.48%	.38%
Ratio of net investment income (loss) to average net assets	1.12%	.97%	1.16%	1.67%	1.36%
Net assets, end of period	$596,242,286	$475,004,660	$1,120,397,879	$509,301,018	$542,464,841
Portfolio turnover rate H	70% G	81% I	70%	66% I	52%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GThe portfolio turnover rate does not include the assets acquired in the reorganization.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Dividend Growth Fund Class I

Years ended July 31,	2026 A
Selected Per Share Data
Net asset value, beginning of period	$41.80
Income from Investment Operations
Net investment income (loss) C, D	.44
Net realized and unrealized gain (loss)	11.22
Total from investment operations	11.66
Distributions
Distributions from net investment income	(.71)
Distributions from net realized gain	(3.42)
Total distributions	(4.12) E
Net asset value, end of period	$49.34
Total Return F, I	30.17%
Ratios and Supplemental Data C, G, H
Ratio of expenses to average net assets before reductions	.72%
Ratio of expenses to average net assets net of fee waivers, if any	.72%
Ratio of expenses to average net assets net of all reductions, if any	.72%
Ratio of net investment income (loss) to average net assets	.99%
Net assets, end of period	$481,939,608
Portfolio turnover rate J	70% B

AFor the period August 1, 2025 (commencement of sale of shares) through July 31, 2026.
BThe portfolio turnover rate does not include the assets acquired in the reorganization.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DCalculated based on average shares outstanding during the period.
ETotal distributions per share do not sum due to rounding.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

ITotal returns for periods of less than one year are not annualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Dividend Growth Fund Class Z

Years ended July 31,	2026 A
Selected Per Share Data
Net asset value, beginning of period	$41.80
Income from Investment Operations
Net investment income (loss) C, D	.50
Net realized and unrealized gain (loss)	11.22
Total from investment operations	11.72
Distributions
Distributions from net investment income	(.76)
Distributions from net realized gain	(3.42)
Total distributions	(4.18)
Net asset value, end of period	$49.34
Total Return E, H	30.33%
Ratios and Supplemental Data D, F, G
Ratio of expenses to average net assets before reductions	.62%
Ratio of expenses to average net assets net of fee waivers, if any	.62%
Ratio of expenses to average net assets net of all reductions, if any	.62%
Ratio of net investment income (loss) to average net assets	1.11%
Net assets, end of period	$126,007,754
Portfolio turnover rate I	70% B

AFor the period August 1, 2025 (commencement of sale of shares) through July 31, 2026.
BThe portfolio turnover rate does not include the assets acquired in the reorganization.
CCalculated based on average shares outstanding during the period.
DNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HTotal returns for periods of less than one year are not annualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers the classes of shares listed below.

Fidelity® Dividend Growth Fund	Class A, Class M, Class C, Fidelity® Dividend Growth Fund, Class K, Class I, and Class Z
Each class has equal rights as to assets and voting privileges, and exclusive voting rights with respect to matters that affect that class. Class A, Class M, Class C, Class I and Class Z, as applicable, are Fidelity Advisor classes.

Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

During the reporting period the class(es) listed below commenced sale of shares.

Class Name	Commencement Date
Class A	8/1/2025
Class M	8/1/2025
Class C	8/1/2025
Class I	8/1/2025
Class Z	8/1/2025

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable.  Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Fund is subject to a tax imposed on capital gains by certain countries in which the Fund invests. Any estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the applicable Fund's Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: certain foreign taxes, foreign currency transactions, partnerships, passive foreign investment companies (PFIC), and losses deferred due to wash sales, and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® Dividend Growth Fund	8,917,267,537	3,773,205,910	(344,708,182)	3,428,497,728

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed Ordinary Income ($)	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® Dividend Growth Fund	441,783,907	1,324,074,697	3,374,902,950

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Dividend Growth Fund	166,054,691	687,805,804	853,860,495

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Dividend Growth Fund	185,379,217	550,860,330	736,239,547

  3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, securities acquired in the reorganization and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® Dividend Growth Fund	7,258,678,533	7,610,703,495

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Unaffiliated shareholders that redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity® Dividend Growth Fund	10,425,311	199,320,043	402,521,265

  4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class subject to a performance adjustment. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month.

The management fee is determined by calculating a basic fee and then applying a performance adjustment.

When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity® Dividend Growth Fund
Class A	0.70%
Class M	0.69%
Class C	0.72%
Fidelity® Dividend Growth Fund	0.64%
Class K	0.55%
Class I	0.71%
Class Z	0.55%

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity® Dividend Growth Fund
Class A	0.64
Class M	0.64
Class C	0.64
Fidelity® Dividend Growth Fund	0.60
Class K	0.53
Class I	0.64
Class Z	0.53

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity® Dividend Growth Fund	S&P 500® Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Fidelity® Dividend Growth Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered.

The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was 0.08%. The performance adjustment rate may differ for classes that were not in existence for the entire reporting period.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, separate Distribution and Service Plans for each class of shares have been adopted by the Fund. Certain classes pay FIdelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and or Service Fees, each of which is based on an annual percentage of each class's average net assets. In addition, FDC may pay financial intermediaries for selling shares and providing shareholder support services. For the period, the distribution and service fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee %	Service Fee %	Total Fees ($)	Retained by FDC ($)
Fidelity® Dividend Growth Fund
Class A	-	.25	1,877,771	54,353
Class M	.25	.25	2,224,666	3,820
Class C	.75	.25	560,688	70,644
			4,663,125	128,817

Sales Load. FDC may receive a front-end sales charge of up to a certain percentage for selling shares of certain classes, some of which is paid to financial intermediaries for selling shares. Depending on the holding period, FDC may receive a contingent deferred sales charge levied on redemptions from certain classes. For the period, front-end sales charge rates, deferred sales charge rates and sales charge amounts retained by FDC were as follows:

	Front-End Sales Charge (%)	Deferred Sales Charge (%)	Retained by FDC ($)
Fidelity® Dividend Growth Fund
Class A A	5.75	1.00	199,447
Class M A	3.50	.25	6,892
Class C B	-	1.00	1,860
			208,199

A  Class A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to the sales charge indicated.
B  When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity® Dividend Growth Fund	$37,715

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® Dividend Growth Fund	102,985

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds.

At period end, there were no interfund loans outstanding.

Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate (%)	Interest expense ($)
Fidelity® Dividend Growth Fund	Borrower	13,768,526	4.23	30,706

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® Dividend Growth Fund	446,892,686	513,897,797	184,586,444

  5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are presented in the Statement of Operations.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  6. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® Dividend Growth Fund	93,129	10,651	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity® Dividend Growth Fund	163,650,597

  7. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses and/or a portion of class-level operating expenses as presented in the table below.

Reimbursement /Waiver ($)
Fidelity® Dividend Growth Fund
Class A	5,706
Class M	3,470
Class C	432
Fidelity® Dividend Growth Fund	61,988
Class K	3,830
Class I	3,294
Class Z	643

Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® Dividend Growth Fund	6

  8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025
Fidelity® Dividend Growth Fund
Class A (Commencement of sale of shares August 1, 2025)	26,150,461	-
Class M (Commencement of sale of shares August 1, 2025)	14,733,614	-
Class C (Commencement of sale of shares August 1, 2025)	1,591,377	-
Fidelity® Dividend Growth Fund	745,881,241	647,245,301
Class K	47,008,240	88,994,246
Class I (Commencement of sale of shares August 1, 2025)	15,033,631	-
Class Z (Commencement of sale of shares August 1, 2025)	3,461,931	-
Total	853,860,495	736,239,547

  9. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® Dividend Growth Fund
Class A (Commencement of sale of shares August 1, 2025)
Shares sold	1,780,989	-	77,938,500	-
Issued in exchange for the shares of the Acquired Fund(s)	17,356,465	-	698,076,608	-
Reinvestment of distributions	578,641	-	25,015,119	-
Shares redeemed	(2,430,691)	-	(108,168,750)	-
Net increase (decrease)	17,285,404	-	692,861,477	-
Class M (Commencement of sale of shares August 1, 2025)
Shares sold	810,437	-	34,734,755	-
Issued in exchange for the shares of the Acquired Fund(s)	10,719,221	-	431,019,278	-
Reinvestment of distributions	337,399	-	14,537,066	-
Shares redeemed	(2,034,356)	-	(89,845,618)	-
Net increase (decrease)	9,832,701	-	390,445,481	-
Class C (Commencement of sale of shares August 1, 2025)
Shares sold	187,219	-	8,157,895	-
Issued in exchange for the shares of the Acquired Fund(s)	1,330,305	-	53,491,655	-
Reinvestment of distributions	36,890	-	1,582,028	-
Shares redeemed	(302,497)	-	(13,372,693)	-
Net increase (decrease)	1,251,917	-	49,858,885	-
Fidelity® Dividend Growth Fund
Shares sold	15,121,522	22,536,616	679,451,594	872,369,212
Reinvestment of distributions	17,008,111	16,043,805	701,647,770	611,000,572
Shares redeemed	(21,970,179)	(33,321,298)	(975,774,937)	(1,284,097,584)
Net increase (decrease)	10,159,454	5,259,123	405,324,427	199,272,200
Class K
Shares sold	2,778,098	2,674,552	125,587,165	103,589,988
Reinvestment of distributions	1,140,572	2,352,752	47,008,240	88,994,246
Shares redeemed	(3,023,826)	(22,089,276)	(134,714,426)	(851,161,165)
Net increase (decrease)	894,844	(17,061,972)	37,880,979	(658,576,931)
Class I (Commencement of sale of shares August 1, 2025)
Shares sold	1,646,056	-	74,332,507	-
Issued in exchange for the shares of the Acquired Fund(s)	10,243,583	-	411,997,266	-
Reinvestment of distributions	341,463	-	14,794,549	-
Shares redeemed	(2,464,284)	-	(108,478,766)	-
Net increase (decrease)	9,766,818	-	392,645,556	-
Class Z (Commencement of sale of shares August 1, 2025)
Shares sold	1,067,681	-	47,894,579	-
Issued in exchange for the shares of the Acquired Fund(s)	2,095,387	-	84,276,351	-
Reinvestment of distributions	72,609	-	3,156,480	-
Shares redeemed	(681,697)	-	(30,108,312)	-
Net increase (decrease)	2,553,980	-	105,219,098	-

  10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

  11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

  12. Reorganization Information.
On August 8, 2025, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Dividend Growth Fund (Acquired Fund) pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees.  The securities held by the Acquired Fund were the primary assets acquired by the Fund. In addition, the Board approved the creation of additional classes of shares that commenced sale of shares on August 1, 2025. The acquisition was accomplished by an exchange of each class of the Fund for corresponding shares then outstanding of the Acquired Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Acquired Fund access to a larger portfolio with a similar investment objective and lower projected expenses. For financial reporting purposes, the assets and liabilities of the Acquired Fund and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward and will be utilized for purposes of the Fund's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes.  The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Acquired Fund and Share Class	Investments $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Fidelity Advisor Dividend Growth Fund	1,676,682,549	536,530,037
Class A			698,076,608	30,907,100	0.5615688712
Class M			431,019,278	19,181,589	0.5588286496
Class C			53,491,655	2,588,422	0.5139442925
Class I			411,997,266	16,640,827	0.6155693685
Class Z			84,276,351	3,316,613	0.6317851815

Acquiring Fund	Net Assets $	Total net assets after the acquisition $
Fidelity® Dividend Growth Fund	8,048,859,623	9,727,720,781

Pro forma results of operations of the combined entity for the entire period ended July 31, 2026, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$107,191,974
Total net realized gain (loss)	1,940,558,596
Total change in net unrealized appreciation (depreciation)	600,711,020
Net increase (decrease) in net assets resulting from operations	$2,648,461,590

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that has been included in the Fund's accompanying Statement of Operations since August 8, 2025.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Dividend Growth Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Dividend Growth Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2026, the related statement of operations for the year ended July 31, 2026, the statement of changes in net assets for each of the two years in the period ended July 31, 2026, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2026 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2026 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 18, 2026

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

Fidelity® Dividend Growth Fund (Acquiring Fund) hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2026, $1,487,238,757, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity® Advisor Dividend Growth Fund (Target Fund) hereby designates as a capital gain dividend with respect to the taxable year ended August 08, 2025, $91,053,136, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity® Dividend Growth Fund (Acquiring Fund): A total of 0.76% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Fidelity® Dividend Growth Fund (Acquiring Fund) designates 100% of the short-term capital gain dividends distributed in December, during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Fidelity® Dividend Growth Fund (Acquiring Fund) designates $2,124,957 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

Fidelity® Advisor Dividend Growth Fund (Target Fund) designates $326,238 of distributions paid during the fiscal year ended August 2025 as qualifying to be taxed as section 163(j) interest dividends.

Fidelity® Dividend Growth Fund (Acquiring Fund): Class A designates 51%, 100%, 100%, and 98%; Class M designates 53%, 100%, 100%, and 100%; Class C designates 58%, 100%, -%, and 100%; Fidelity® Dividend Growth Fund designates 53%, 85%, 77%, and 77%; Class K designates 52%, 82%, 72%, and 73%; Class I designates 48%, 91%, 79%, and 79%; and Class Z designates 48%, 81%, 69%, and 72%; of the dividends distributed in October, December, April and July, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity® Advisor Dividend Growth Fund (Target Fund): Class A designates 30%, 68%, and 72%; Class M designates 31%, 100%, and 75%; Class C designates 33%, 100% and 80%; Class I designates 29%, 63%, and 70%; and Class Z designates 28%, 100%, and 71%; of the dividends distributed in December, July and August, respectively during the fiscal year ended August 2025 as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity® Dividend Growth Fund (Acquiring Fund): Class A designates 81.81%, 100%, 100%, and 100%; Class M designates 85.70%, 100%, 100%, and 100%; Class C designates 94.31%, 100%, -%, and 100%; Fidelity® Dividend Growth Fund designates 86.39%, 100%, 100%, and 100%; Class K designates 84.69%, 100%, 100%, and 100%; Class I designates 78.25%, 100%, 100%, and 100%; and Class Z designates 76.86%, 100%, 100%, and 100%; of the dividends distributed in October, December, April and July, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity® Advisor Dividend Growth Fund (Target Fund): Class A designates 45.14%, 91.88% and 90.47%; Class M designates 47.02%, 100%, and 94.47%; Class C designates 50.14%, 100%, and 100%; Class I designates 43.72%, 84.22%, and 88.14%; and Class Z designates 42.69%, 100%, and 89.06%; of the dividends distributed in December, July and August, respectively during the fiscal year ended August 2025 as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity® Dividend Growth Fund (Acquiring Fund): Class A designates 1.89%, Class M designates 1.98%, Class C designates 2.17%, Fidelity® Dividend Growth Fund designates 1.99%, Class K designates 1.95%, Class I designates 1.80%, and Class Z designates 1.77%; of the dividend distributed in October 2025, respectively during the fiscal year as a section 199A dividend.

Fidelity® Advisor Dividend Growth Fund (Target Fund): Class A designates 0.35%, Class M designates 0.36%, Class C designates 0.39%, Class I designates 0.34%, and Class Z designates 0.33%; of the dividend distributed in December 2024, respectively during the fiscal year ended August 2025 as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Dividend Growth Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2026 meeting, the Board of Trustees voted to continue the fund's Advisory Contracts, without modification, for two months from June 1, 2026 through July 31, 2026. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2026, with the understanding that the Board would consider the annual renewal for a full one year period in July 2026.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class generally determined by selecting the largest non-12b-1 class by asset total in a given fund category; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and it applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account and market information over the Internet, via Fidelity's mobile app and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the representative class (the retail class), the Board considered the effective management fee rate for the retail class, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity using portfolio attributes from Morningstar and combining similar Morningstar Categories that have comparable investment mandates and Morningstar distribution attributes. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or waivers and without taking into account the fund's performance adjustment) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are generally similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons of the retail class of the fund relative to the asset-sized peer group. The total peer group and asset-sized peer group total expense comparisons include fund-paid 12b-1 fees, reimbursements, waivers, and acquired fund fees and expenses, and exclude performance adjustments.
The information provided to the Board indicated that the management fee rate of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and above the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. The Board considered that the fund's management fee covers expenses for services beyond portfolio management. The Board noted that Fidelity believes that management fee comparisons are particularly unhelpful in the context of this fund and that total expense comparisons are more useful. The Board further considered that, when compared to the total expenses of its competitors, the fund ranked below its total peer group and asset-sized peer group competitive medians.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity other than the fund, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar investment mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the management fee of each class of the fund, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) and their shareholders have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that shareholders benefit from pricing funds at scale from inception. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.536090.129
DGF-ANN-0926
Fidelity® Blue Chip Value Fund

Annual Report
July 31, 2026
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Blue Chip Value Fund
Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 99.9%
	Shares	Value ($)
CANADA - 0.9%
Energy - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Cenovus Energy Inc (United States)	206,200	6,225,178
GERMANY - 0.5%
Health Care - 0.5%
Biotechnology - 0.5%
BioNTech SE ADR (a)	37,300	3,378,634
TAIWAN - 1.4%
Information Technology - 1.4%
Semiconductors & Semiconductor Equipment - 1.4%
Taiwan Semiconductor Manufacturing Co Ltd ADR	24,300	9,823,275
UNITED KINGDOM - 3.2%
Consumer Staples - 1.6%
Personal Care Products - 1.0%
Unilever PLC ADR	110,800	7,025,828
Tobacco - 0.6%
British American Tobacco PLC ADR	73,200	4,439,580
TOTAL CONSUMER STAPLES		11,465,408
Health Care - 1.6%
Pharmaceuticals - 1.6%
Astrazeneca PLC (United States)	33,005	5,598,968
GSK PLC ADR	116,900	6,042,561
TOTAL HEALTH CARE		11,641,529
TOTAL UNITED KINGDOM		23,106,937
UNITED STATES - 93.9%
Communication Services - 4.6%
Diversified Telecommunication Services - 0.5%
Comcast Corp Class A	158,213	3,790,783
Entertainment - 0.7%
Walt Disney Co/The	54,111	5,204,937
Interactive Media & Services - 3.4%
Alphabet Inc Class A	28,086	10,002,267
Meta Platforms Inc Class A	24,500	13,639,396
		23,641,663
TOTAL COMMUNICATION SERVICES		32,637,383
Consumer Discretionary - 12.9%
Automobile Components - 0.9%
Patrick Industries Inc (b)	74,500	6,149,975
Automobiles - 0.9%
General Motors Co	75,400	6,700,044
Broadline Retail - 8.1%
Amazon.com Inc (a)	213,300	57,928,014
Hotels, Restaurants & Leisure - 0.7%
Carnival Corp Ltd	181,100	5,036,391
Household Durables - 1.1%
PulteGroup Inc	61,400	7,765,258
Specialty Retail - 1.2%
Lowe's Cos Inc	40,764	8,471,167
TOTAL CONSUMER DISCRETIONARY		92,050,849
Consumer Staples - 5.1%
Beverages - 2.0%
Keurig Dr Pepper Inc	332,592	10,350,263
Primo Brands Corp Class A	177,100	4,020,170
		14,370,433
Consumer Staples Distribution & Retail - 1.2%
US Foods Holding Corp (a)	87,900	8,841,861
Food Products - 1.3%
McCormick & Co Inc/MD	63,000	3,206,700
Mondelez International Inc	95,007	5,919,886
		9,126,586
Tobacco - 0.6%
Philip Morris International Inc	21,200	4,045,384
TOTAL CONSUMER STAPLES		36,384,264
Energy - 5.1%
Oil, Gas & Consumable Fuels - 5.1%
ExxonMobil Holdings Corp	133,801	20,798,027
Targa Resources Corp	27,900	7,543,323
Valero Energy Corp	24,800	7,759,920
TOTAL ENERGY		36,101,270
Financials - 16.4%
Banks - 6.9%
Citigroup Inc	97,900	12,966,855
US Bancorp	227,446	14,331,372
Wells Fargo & Co	254,358	21,989,250
		49,287,477
Capital Markets - 3.4%
Ameriprise Financial Inc	14,900	8,133,016
Charles Schwab Corp/The	77,500	8,156,100
State Street Corp	45,000	8,287,200
		24,576,316
Consumer Finance - 1.6%
Capital One Financial Corp	53,300	11,140,232
Insurance - 4.5%
Arthur J Gallagher & Co	22,400	5,587,008
Chubb Ltd	30,904	10,837,415
Globe Life Inc	37,400	6,816,150
Travelers Companies Inc/The	23,781	8,902,655
		32,143,228
TOTAL FINANCIALS		117,147,253
Health Care - 10.9%
Health Care Providers & Services - 5.7%
Cencora Inc	18,900	5,884,326
Cigna Group/The	20,503	5,721,362
Molina Healthcare Inc (a)	30,700	6,005,534
PACS Group Inc (a)(b)	193,400	8,898,334
UnitedHealth Group Inc	34,600	14,338,240
		40,847,796
Life Sciences Tools & Services - 2.0%
ICON PLC (a)(b)	37,300	6,100,975
Thermo Fisher Scientific Inc	14,900	8,557,070
		14,658,045
Pharmaceuticals - 3.2%
Merck & Co Inc	98,383	12,809,467
Roche Holding AG	14,260	6,237,041
Royalty Pharma PLC Class A	62,600	3,657,718
		22,704,226
TOTAL HEALTH CARE		78,210,067
Industrials - 11.1%
Aerospace & Defense - 0.6%
Textron Inc	53,200	4,535,832
Air Freight & Logistics - 0.8%
FedEx Corp	17,800	5,471,720
Building Products - 0.6%
Builders FirstSource Inc (a)	68,200	4,531,208
Electrical Equipment - 1.7%
Acuity Inc	18,200	5,976,698
Regal Rexnord Corp	30,379	6,234,682
		12,211,380
Machinery - 3.3%
Deere & Co	8,987	5,326,325
Dover Corp	27,354	5,597,175
Mueller Industries Inc	85,500	5,678,055
Westinghouse Air Brake Technologies Corp	22,600	6,573,437
		23,174,992
Professional Services - 1.9%
CACI International Inc (a)	7,200	3,583,800
SS&C Technologies Holdings Inc	67,400	5,193,170
TransUnion	57,500	4,520,650
		13,297,620
Trading Companies & Distributors - 2.2%
Core & Main Inc Class A (a)(b)	127,000	5,584,190
United Rentals Inc	5,800	6,259,708
Wesco International Inc	11,400	3,915,786
		15,759,684
TOTAL INDUSTRIALS		78,982,436
Information Technology - 17.1%
Communications Equipment - 2.0%
Cisco Systems Inc	123,300	14,301,567
Electronic Equipment, Instruments & Components - 1.4%
Arrow Electronics Inc (a)	20,100	4,353,057
Sanmina Corp (a)	28,700	5,325,572
		9,678,629
IT Services - 0.9%
GoDaddy Inc Class A (a)	48,200	3,988,068
Twilio Inc Class A (a)	12,900	2,545,815
		6,533,883
Semiconductors & Semiconductor Equipment - 0.8%
Intel Corp (a)	67,300	6,070,460
Software - 5.4%
Gen Digital Inc	169,103	4,641,877
Microsoft Corp	67,200	31,229,184
Synopsys Inc (a)	7,400	2,876,824
		38,747,885
Technology Hardware, Storage & Peripherals - 6.6%
Apple Inc	120,000	37,069,201
Dell Technologies Inc Class C	14,900	6,040,013
Western Digital Corp	7,200	3,922,848
		47,032,062
TOTAL INFORMATION TECHNOLOGY		122,364,486
Materials - 4.4%
Chemicals - 1.2%
Air Products and Chemicals Inc	15,300	4,511,817
Corteva Inc	50,300	3,959,113
		8,470,930
Construction Materials - 1.1%
CRH PLC	51,122	4,857,101
James Hardie Industries PLC (a)	119,700	3,146,913
		8,004,014
Containers & Packaging - 0.6%
Smurfit Westrock PLC	92,500	4,252,225
Metals & Mining - 1.5%
Freeport-McMoRan Inc	87,500	5,480,125
Steel Dynamics Inc	21,800	5,477,468
		10,957,593
TOTAL MATERIALS		31,684,762
Real Estate - 3.3%
Health Care REITs - 1.5%
Welltower Inc	44,100	10,338,804
Real Estate Management & Development - 0.6%
Jones Lang LaSalle Inc (a)	11,600	4,118,348
Retail REITs - 0.4%
Simon Property Group Inc	12,400	2,844,188
Specialized REITs - 0.8%
Public Storage	18,300	5,932,311
TOTAL REAL ESTATE		23,233,651
Utilities - 3.0%
Electric Utilities - 2.1%
NextEra Energy Inc	115,300	10,021,876
NRG Energy Inc	34,900	4,686,721
		14,708,597
Multi-Utilities - 0.9%
Sempra	84,400	7,473,620
TOTAL UTILITIES		22,182,217
TOTAL UNITED STATES		670,978,638
TOTAL COMMON STOCKS (Cost $581,551,576)		713,512,662

Money Market Funds - 1.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c)	3.69	515,494	515,596
Fidelity Securities Lending Cash Central Fund (c)(d)	3.72	7,755,158	7,755,934
TOTAL MONEY MARKET FUNDS (Cost $8,271,500)			8,271,530

TOTAL INVESTMENT IN SECURITIES - 101.0% (Cost $589,823,076)	721,784,192
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(7,357,261)
NET ASSETS - 100.0%	714,426,931

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	22,475,630	65,335,486	87,544,036	173,072	863	30	515,596	515,494
Fidelity Securities Lending Cash Central Fund	3,310,875	261,099,664	256,655,547	26,811	942	-	7,755,934	7,755,158
	25,786,505	326,435,150	344,199,583	199,883	1,805	30	8,271,530

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Purchases and sales proceeds exclude the value of securities received and delivered through reorganization transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	32,637,383	32,637,383	-	-
Consumer Discretionary	92,050,849	92,050,849	-	-
Consumer Staples	47,849,672	47,849,672	-	-
Energy	42,326,448	42,326,448	-	-
Financials	117,147,253	117,147,253	-	-
Health Care	93,230,230	93,230,230	-	-
Industrials	78,982,436	78,982,436	-	-
Information Technology	132,187,761	132,187,761	-	-
Materials	31,684,762	31,684,762	-	-
Real Estate	23,233,651	23,233,651	-	-
Utilities	22,182,217	22,182,217	-	-

Money Market Funds	8,271,530	8,271,530	-	-
Total Investments in Securities:	721,784,192	721,784,192	-	-
Financial Statements

Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$713,512,662
Investments in securities, at value - affiliated issuers	8,271,530
Foreign currency held at value	170,138
Receivable for investments sold	5,001,409
Receivable for fund shares sold	595,686
Dividends receivable	566,765
Distributions receivable from affiliated funds	6,151
Prepaid expenses	85
Other receivables	5
Total assets	728,124,431
Liabilities
Payable for investments purchased	5,317,275
Payable for fund shares redeemed	274,708
Accrued management fee	269,517
Distribution and service plan fees payable	9,359
Other payables and accrued expenses	71,649
Collateral on securities loaned	7,754,992
Total liabilities	13,697,500
Net Assets	$714,426,931
Net assets consist of:
Paid in capital	433,158,635
Total accumulated earnings (loss)	281,268,296
Net Assets	$714,426,931

Net Asset Value and Maximum Offering
Class A
Net Asset Value and redemption price per share ($25,019,303/794,523 shares) a	$31.49
Maximum offering price per share (100/94.25 of $31.49)	$33.41
Class M
Net Asset Value and redemption price per share ($6,134,489/195,093 shares) a	$31.44
Maximum offering price per share (100/96.50 of $31.44)	$32.58
Class C
Net Asset Value and offering price per share ($2,324,885/74,181 shares) a	$31.34
Fidelity® Blue Chip Value Fund
Net Asset Value, offering price and redemption price per share ($671,716,286/21,266,327 shares)	$31.59
Class I
Net Asset Value, offering price and redemption price per share ($8,187,238/259,515 shares)	$31.55
Class Z
Net Asset Value, offering price and redemption price per share ($1,044,730/33,113 shares)	$31.55

(a)Redemption price per unit is equal to net asset value less any applicable contingent deferred sales charge.

Other Information
Unaffiliated issuers, cost	581,551,576
Affiliated issuers, cost	8,271,500
Foreign currency holdings, cost	169,166
Securities loaned, market value	11,597,953
Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$10,759,366
Dividends - affiliated issuers	199,883
Security lending income - unaffiliated issuers	2,249
Total investment income	10,961,498
Expenses
Basic management fee	4,033,815
Performance adjustment	(1,361,805)
Distribution and service plan fees	82,829
Custodian fees and expenses	14,068
Independent trustees' fees and expenses	2,106
Registration fees	170,423
Audit	87,107
Legal	6,461
Interest	3,414
Commitment fee	869
Miscellaneous	42,879
Total expenses	3,082,166
Expense reimbursements and reductions	(119,295)
Total expenses after reductions	2,962,871
Net investment income (loss)	7,998,627
Net realized gain (loss)
Investments - unaffiliated issuers	164,781,035
Investments - affiliated issuers	1,805
Foreign currency transactions	1,998
Written options	(171,213)
Net realized gain (loss)	164,613,625
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	17,720,053
Investments - affiliated issuers	30
Assets and liabilities in foreign currencies	(6,519)
Total change in net unrealized appreciation (depreciation)	17,713,564
Net gain (loss)	182,327,189
Net increase (decrease) in net assets resulting from operations	$190,325,816
Other Information
Income from securities lending - Affiliated Issuers	26,811

Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,998,627	$12,187,023
Net realized gain (loss)	164,613,625	15,244,671
Change in net unrealized appreciation (depreciation)	17,713,564	(50,130,075)
Net increase (decrease) in net assets resulting from operations	190,325,816	(22,698,381)
Distributions to shareholders
Distributions to shareholders	(17,556,790)	(60,188,463)
Total distributions	(17,556,790)	(60,188,463)
Net increase (decrease) in net assets resulting from share transactions	(17,352,811)	(101,932,392)
Total increase (decrease) in net assets	155,416,215	(184,819,236)
Net Assets
Beginning of period	559,010,716	743,829,952
End of period	$714,426,931	$559,010,716
Financial Highlights
Fidelity Advisor® Blue Chip Value Fund Class A

Years ended July 31,	2026 A
Selected Per Share Data
Net asset value, beginning of period	$25.10
Income from Investment Operations
Net investment income (loss) B, C	.22
Net realized and unrealized gain (loss)	6.93
Total from investment operations	7.15
Distributions
Distributions from net investment income	(.38)
Distributions from net realized gain	(.38)
Total distributions	(.76)
Net asset value, end of period	$31.49
Total Return D, E, F	29.24%
Ratios and Supplemental Data B, G, H
Ratio of expenses to average net assets before reductions	.80% I
Ratio of expenses to average net assets net of fee waivers, if any	.78% I
Ratio of expenses to average net assets net of all reductions, if any	.78% I
Ratio of net investment income (loss) to average net assets	.88% I
Net assets, end of period	$25,019,303
Portfolio turnover rate K	97% J

AFor the period September 11, 2025 (commencement of sale of shares) through July 31, 2026.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CCalculated based on average shares outstanding during the period.
DTotal returns do not include the effect of the sales charges.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IAnnualized.
JThe portfolio turnover rate does not include the assets acquired in the reorganization.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Blue Chip Value Fund Class M

Years ended July 31,	2026 A
Selected Per Share Data
Net asset value, beginning of period	$25.10
Income from Investment Operations
Net investment income (loss) B, C	.16
Net realized and unrealized gain (loss)	6.93
Total from investment operations	7.09
Distributions
Distributions from net investment income	(.36)
Distributions from net realized gain	(.38)
Total distributions	(.75) D
Net asset value, end of period	$31.44
Total Return E, F, G	28.95%
Ratios and Supplemental Data C, H, I
Ratio of expenses to average net assets before reductions	1.05% J
Ratio of expenses to average net assets net of fee waivers, if any	1.02% J
Ratio of expenses to average net assets net of all reductions, if any	1.02% J
Ratio of net investment income (loss) to average net assets	.65% J
Net assets, end of period	$6,134,489
Portfolio turnover rate L	97% K

AFor the period September 11, 2025 (commencement of sale of shares) through July 31, 2026.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.
ETotal returns do not include the effect of the sales charges.
FTotal returns for periods of less than one year are not annualized.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.
KThe portfolio turnover rate does not include the assets acquired in the reorganization.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Blue Chip Value Fund Class C

Years ended July 31,	2026 A
Selected Per Share Data
Net asset value, beginning of period	$25.10
Income from Investment Operations
Net investment income (loss) B, C	.03
Net realized and unrealized gain (loss)	6.93
Total from investment operations	6.96
Distributions
Distributions from net investment income	(.33)
Distributions from net realized gain	(.38)
Total distributions	(.72) D
Net asset value, end of period	$31.34
Total Return E, F, G	28.40%
Ratios and Supplemental Data C, H, I
Ratio of expenses to average net assets before reductions	1.55% J
Ratio of expenses to average net assets net of fee waivers, if any	1.53% J
Ratio of expenses to average net assets net of all reductions, if any	1.53% J
Ratio of net investment income (loss) to average net assets	.13% J
Net assets, end of period	$2,324,885
Portfolio turnover rate L	97% K

AFor the period September 11, 2025 (commencement of sale of shares) through July 31, 2026.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.
ETotal returns do not include the effect of the contingent deferred sales charge.
FTotal returns for periods of less than one year are not annualized.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
JAnnualized.
KThe portfolio turnover rate does not include the assets acquired in the reorganization.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Blue Chip Value Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$23.94	$27.00	$25.17	$23.79	$23.11
Income from Investment Operations
Net investment income (loss) A, B	.36	.47	.38	.31	.33
Net realized and unrealized gain (loss)	8.05	(1.30)	2.36	1.69	.66
Total from investment operations	8.41	(.83)	2.74	2.00	.99
Distributions
Distributions from net investment income	(.38)	(.42)	(.38)	(.26)	(.31)
Distributions from net realized gain	(.38)	(1.80)	(.53)	(.37)	-
Total distributions	(.76)	(2.23) C	(.91)	(.62) C	(.31)
Net asset value, end of period	$31.59	$23.94	$27.00	$25.17	$23.79
Total Return D	35.91%	(3.28)%	11.31%	8.61%	4.28%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.49%	.56%	.85%	.80%	.63%
Ratio of expenses to average net assets net of fee waivers, if any	.47%	.56%	.85%	.79%	.63%
Ratio of expenses to average net assets net of all reductions, if any	.47%	.56%	.85%	.79%	.63%
Ratio of net investment income (loss) to average net assets	1.32%	1.88%	1.52%	1.32%	1.38%
Net assets, end of period	$671,716,286	$559,010,716	$743,829,952	$752,556,395	$740,985,206
Portfolio turnover rate H	97% G	53%	39%	32%	41%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GThe portfolio turnover rate does not include the assets acquired in the reorganization.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Blue Chip Value Fund Class I

Years ended July 31,	2026 A
Selected Per Share Data
Net asset value, beginning of period	$25.10
Income from Investment Operations
Net investment income (loss) B, C	.27
Net realized and unrealized gain (loss)	6.96
Total from investment operations	7.23
Distributions
Distributions from net investment income	(.40)
Distributions from net realized gain	(.38)
Total distributions	(.78)
Net asset value, end of period	$31.55
Total Return D, E	29.58%
Ratios and Supplemental Data B, F, G
Ratio of expenses to average net assets before reductions	.50% H
Ratio of expenses to average net assets net of fee waivers, if any	.48% H
Ratio of expenses to average net assets net of all reductions, if any	.48% H
Ratio of net investment income (loss) to average net assets	1.09% H
Net assets, end of period	$8,187,238
Portfolio turnover rate J	97% I

AFor the period September 11, 2025 (commencement of sale of shares) through July 31, 2026.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CCalculated based on average shares outstanding during the period.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.
IThe portfolio turnover rate does not include the assets acquired in the reorganization.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Blue Chip Value Fund Class Z

Years ended July 31,	2026 A
Selected Per Share Data
Net asset value, beginning of period	$25.10
Income from Investment Operations
Net investment income (loss) B, C	.31
Net realized and unrealized gain (loss)	6.94
Total from investment operations	7.25
Distributions
Distributions from net investment income	(.42)
Distributions from net realized gain	(.38)
Total distributions	(.80)
Net asset value, end of period	$31.55
Total Return D, E	29.68%
Ratios and Supplemental Data C, F, G
Ratio of expenses to average net assets before reductions	.42% H
Ratio of expenses to average net assets net of fee waivers, if any	.40% H
Ratio of expenses to average net assets net of all reductions, if any	.40% H
Ratio of net investment income (loss) to average net assets	1.24% H
Net assets, end of period	$1,044,730
Portfolio turnover rate J	97% I

AFor the period September 11, 2025 (commencement of sale of shares) through July 31, 2026.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns for periods of less than one year are not annualized.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HAnnualized.
IThe portfolio turnover rate does not include the assets acquired in the reorganization.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® Blue Chip Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers the classes of shares listed below.

Fidelity® Blue Chip Value Fund	Class A, Class M, Class C, Fidelity® Blue Chip Value Fund, Class I, and Class Z
Each class has equal rights as to assets and voting privileges, and exclusive voting rights with respect to matters that affect that class. Class A, Class M, Class C, Class I and Class Z, as applicable, are Fidelity Advisor classes.

Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

During the reporting period the class(es) listed below commenced sale of shares.

Class Name	Commencement Date
Class A	9/11/2025
Class M	9/11/2025
Class C	9/11/2025
Class I	9/11/2025
Class Z	9/11/2025

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable.  Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® Blue Chip Value Fund	591,662,103	145,610,434	(15,488,345)	130,122,089

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed Ordinary Income ($)	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® Blue Chip Value Fund	67,163,752	83,974,261	130,130,283

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Blue Chip Value Fund	16,282,553	1,274,237	17,556,790

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Blue Chip Value Fund	11,420,620	48,767,843	60,188,463

  3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments.
The Fund's investment objectives allow for various types of derivative instruments, including options . Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Derivative Instruments by Primary Risk Exposure. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the value of derivatives at period end, as well as the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Values of Derivative Assets ($)	Values of Derivative Liabilities ($)	Net Realized Gain (Loss) ($)	Change in Net Unrealized Appreciation (Depreciation) ($)
Fidelity® Blue Chip Value Fund
Equity Risk
Written Options	-	-	(171,213)	-
Total Equity Risk	-	-	(171,213)	-

Totals	-	-	(171,213)	-

Value of Derivative Assets/Liabilities Legend
For written options, gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Derivative Instruments Volume. The table below summarizes derivative instruments volume during the period. The average amount for forward foreign currency contracts represents contract value, and the average amount for all other derivative types represents notional amount, as applicable.

Average Amount ($)
Fidelity® Blue Chip Value Fund
Written Options	550,750

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Exchange-traded written covered call options were used to manage exposure to the market. When a fund writes a covered call option, a fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, a fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

  4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, securities acquired in the reorganization and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® Blue Chip Value Fund	588,748,869	619,987,804

  5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class subject to a performance adjustment. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month.

The management fee is determined by calculating a basic fee and then applying a performance adjustment.

When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity® Blue Chip Value Fund
Class A	0.72%
Class M	0.71%
Class C	0.72%
Fidelity® Blue Chip Value Fund	0.68%
Class I	0.66%
Class Z	0.60%

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity® Blue Chip Value Fund
Class A	0.71
Class M	0.71
Class C	0.71
Fidelity® Blue Chip Value Fund	0.65
Class I	0.66
Class Z	0.58

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity® Blue Chip Value Fund	Russell 1000® Value Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Fidelity® Blue Chip Value Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered.

The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was (0.22)%. The performance adjustment rate may differ for classes that were not in existence for the entire reporting period.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, separate Distribution and Service Plans for each class of shares have been adopted by the Fund. Certain classes pay FIdelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and or Service Fees, each of which is based on an annual percentage of each class's average net assets. In addition, FDC may pay financial intermediaries for selling shares and providing shareholder support services. For the period, the distribution and service fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee %	Service Fee %	Total Fees ($)	Retained by FDC ($)
Fidelity® Blue Chip Value Fund
Class A	-	.25	42,480	1,370
Class M	.25	.25	23,286	-
Class C	.75	.25	17,063	2,618
			82,829	3,988

Sales Load. FDC may receive a front-end sales charge of up to a certain percentage for selling shares of certain classes, some of which is paid to financial intermediaries for selling shares. Depending on the holding period, FDC may receive a contingent deferred sales charge levied on redemptions from certain classes. For the period, front-end sales charge rates, deferred sales charge rates and sales charge amounts retained by FDC were as follows:

	Front-End Sales Charge (%)	Deferred Sales Charge (%)	Retained by FDC ($)
Fidelity® Blue Chip Value Fund
Class A A	5.75	1.00	10,512
Class M A	3.50	.25	308
Class C B	-	1.00	51
			10,871

A  Class A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to the sales charge indicated.
B  When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® Blue Chip Value Fund	10,032

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds.

At period end, there were no interfund loans outstanding.

Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate (%)	Interest expense ($)
Fidelity® Blue Chip Value Fund	Borrower	15,667,500	3.92	3,414

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® Blue Chip Value Fund	63,561,044	61,155,285	26,613,976

  6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are presented in the Statement of Operations.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® Blue Chip Value Fund	3,084	2,164	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity® Blue Chip Value Fund	4,238,030

  8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses and/or a portion of class-level operating expenses as presented in the table below.

Reimbursement /Waiver ($)
Fidelity® Blue Chip Value Fund
Class A	3,541
Class M	1,009
Class C	350
Fidelity® Blue Chip Value Fund	113,651
Class I	613
Class Z	131

  9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025
Fidelity® Blue Chip Value Fund
Class A (Commencement of sale of shares September 11, 2025)	406,134	-
Class M (Commencement of sale of shares September 11, 2025)	112,973	-
Class C (Commencement of sale of shares September 11, 2025)	40,145	-
Fidelity® Blue Chip Value Fund	16,903,537	60,188,463
Class I (Commencement of sale of shares September 11, 2025)	73,711	-
Class Z (Commencement of sale of shares September 11, 2025)	20,290	-
Total	17,556,790	60,188,463

  10. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® Blue Chip Value Fund
Class A (Commencement of sale of shares September 11, 2025)
Shares sold	170,847	-	4,737,630	-
Issued in exchange for the shares of the Acquired Fund(s)	690,173	-	17,164,577	-
Reinvestment of distributions	15,592	-	400,221	-
Shares redeemed	(82,089)	-	(2,202,008)	-
Net increase (decrease)	794,523	-	20,100,420	-
Class M (Commencement of sale of shares September 11, 2025)
Shares sold	19,993	-	520,363	-
Issued in exchange for the shares of the Acquired Fund(s)	198,319	-	4,932,193	-
Reinvestment of distributions	4,372	-	112,196	-
Shares redeemed	(27,591)	-	(750,039)	-
Net increase (decrease)	195,093	-	4,814,713	-
Class C (Commencement of sale of shares September 11, 2025)
Shares sold	23,848	-	641,317	-
Issued in exchange for the shares of the Acquired Fund(s)	69,617	-	1,731,370	-
Reinvestment of distributions	1,566	-	40,145	-
Shares redeemed	(20,850)	-	(566,810)	-
Net increase (decrease)	74,181	-	1,846,022	-
Fidelity® Blue Chip Value Fund
Shares sold	2,077,388	2,403,387	57,531,432	59,469,783
Reinvestment of distributions	468,330	1,527,961	11,925,848	38,173,107
Shares redeemed	(4,626,294)	(8,135,049)	(121,687,127)	(199,575,282)
Net increase (decrease)	(2,080,576)	(4,203,701)	(52,229,847)	(101,932,392)
Class I (Commencement of sale of shares September 11, 2025)
Shares sold	171,869	-	5,184,711	-
Issued in exchange for the shares of the Acquired Fund(s)	142,076	-	3,533,426	-
Reinvestment of distributions	2,858	-	73,346	-
Shares redeemed	(57,288)	-	(1,518,673)	-
Net increase (decrease)	259,515	-	7,272,810	-
Class Z (Commencement of sale of shares September 11, 2025)
Shares sold	40,934	-	1,057,655	-
Reinvestment of distributions	751	-	19,245	-
Shares redeemed	(8,572)	-	(233,829)	-
Net increase (decrease)	33,113	-	843,071	-

  11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

  12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

  13. Reorganization Information.
On September 19, 2025, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Value Leaders Fund (Acquired Fund) pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees.  The securities held by the Acquired Fund were the primary assets acquired by the Fund. In addition, the Board approved the creation of additional classes of shares that commenced sale of shares on September 11, 2025. The acquisition was accomplished by an exchange of each class of the Fund for corresponding shares then outstanding of the Acquired Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Acquired Fund access to a larger portfolio with a similar investment objective and lower projected expenses. For financial reporting purposes, the assets and liabilities of the Acquired Fund and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward and will be utilized for purposes of the Fund's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes.  The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Acquired Fund	Investments $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Fidelity Advisor Value Leaders Fund	27,309,864	6,110,539
Class A			17,164,577	837,351	0.8242340169
Class M			4,932,193	238,947	0.8299678327
Class C			1,731,370	87,361	0.7968918376
Class I			3,533,426	171,012	0.8307921190

Acquiring Fund	Net Assets $	Total net assets after the acquisition $
Fidelity Blue Chip Value Fund	570,402,478	597,764,044

Pro forma results of operations of the combined entity for the entire period ended July 31, 2026, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$8,053,274
Total net realized gain (loss)	164,800,799
Total change in net unrealized appreciation (depreciation)	18,837,508
Net increase (decrease) in net assets resulting from operations	$191,691,581

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that has been included in the Fund's accompanying Statement of Operations since September 19, 2025.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Blue Chip Value Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the "Fund") as of July 31, 2026, the related statement of operations for the year ended July 31, 2026, the statement of changes in net assets for each of the two years in the period ended July 31, 2026, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2026 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2026 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 18, 2026
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

Fidelity® Blue Chip Value Fund (Acquiring Fund) hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2026, $85,248,497, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor® Value Leaders Fund (Target Fund) hereby designates as a capital gain dividend with respect to the taxable year ended September 19, 2025, $433,802, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity® Blue Chip Value Fund (Acquiring Fund) designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Fidelity® Blue Chip Value Fund (Acquiring Fund) designates $493,381 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

Fidelity Advisor® Value Leaders Fund (Target Fund) designates $14,554 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	Class A	Class M	Class C	Fidelity® Blue Chip Value Fund	Class I	Class Z
Acquiring Fund Fidelity® Blue Chip Value Fund
September, 2025	99%	99%	99%	99%	99%	99%
December, 2025	34%	35%	37%	34%	33%	31%

	Class A	Class M	Class C	Class I
Target Fund Fidelity Advisor® Value Leaders Fund
December, 2024	99%	100%	100%	89%
September, 2025	100%	100%	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Fidelity® Blue Chip Value Fund	Class I	Class Z
Acquiring Fund Fidelity® Blue Chip Value Fund
September, 2025	99.70%	99.70%	99.70%	99.70%	99.70%	99.70%
December, 2025	39.86%	41.24%	43.70%	40.08%	38.56%	37.21%

	Class A	Class M	Class C	Class I
Target Fund Fidelity Advisor® Value Leaders Fund
December, 2024	100%	100%	100%	100%
September, 2025	100%	100%	100%	100%

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Blue Chip Value Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2026 meeting, the Board of Trustees voted to continue the fund's Advisory Contracts, without modification, for two months from June 1, 2026 through July 31, 2026. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2026, with the understanding that the Board would consider the annual renewal for a full one year period in July 2026.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class generally determined by selecting the largest non-12b-1 class by asset total in a given fund category; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and its applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account and market information over the Internet, via Fidelity's mobile app and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance.  In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The fund underperformed its benchmark and peers for the one- and three-year periods ended February 28, 2026, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the representative class (the retail class), the Board considered the effective management fee rate for the retail class, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity using portfolio attributes from Morningstar and combining similar Morningstar Categories that have comparable investment mandates and Morningstar distribution attributes. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or waivers and without taking into account the fund's performance adjustment) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are generally similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons of the retail class of the fund relative to the asset-sized peer group. The total peer group and asset-sized peer group total expense comparisons include fund-paid 12b-1 fees, reimbursements, waivers, and acquired fund fees and expenses, and exclude performance adjustments.
The information provided to the Board indicated that the management fee rate of the retail class ranked above the competitive median of the total peer group for the 12-month period ended September 30, 2025 and above the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. The Board considered that the fund's management fee covers expenses for services beyond portfolio management. The Board noted that Fidelity believes that management fee comparisons are particularly unhelpful in the context of this fund and that total expense comparisons are more useful. The Board further considered that, when compared to the total expenses of its competitors, the fund ranked below its total peer group and asset-sized peer group competitive medians.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity other than the fund, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar investment mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the management fee of each class of the fund, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) and their shareholders have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also considered that shareholders benefit from pricing funds at scale from inception. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.788861.123
BCV-ANN-0926
Fidelity® Blue Chip Growth K6 Fund

Annual Report
July 31, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Blue Chip Growth K6 Fund
Consolidated Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 98.2%
	Shares	Value ($)
BELGIUM - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
Neurona Therapeutics Inc (d)(e)	438,700	13,161
Neurona Therapeutics Inc (d)(e)	438,700	4
Neurona Therapeutics Inc escrow shares (d)(e)	438,700	65,805
Neurona Therapeutics Inc milestone 1 rights (b)(e)	438,700	131,610
Neurona Therapeutics Inc milestone 2 rights (b)(d)(e)	438,700	4,387
Neurona Therapeutics Inc milestone 3 rights (b)(d)(e)	438,700	4,387
Neurona Therapeutics Inc milestone 4 rights (b)(d)(e)	438,700	4,387
		223,741
Pharmaceuticals - 0.0%
UCB SA	35,200	9,047,708
TOTAL BELGIUM		9,271,449
BURKINA FASO - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
IAMGOLD Corp (United States) (b)	573,629	8,139,796
CANADA - 1.4%
Consumer Discretionary - 0.3%
Specialty Retail - 0.3%
Aritzia Inc Subordinate Voting Shares (b)	694,891	69,238,774
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Suncor Energy Inc	256,415	17,219,323
Health Care - 0.0%
Pharmaceuticals - 0.0%
Apotex Health Corp	137,700	3,595,121
Information Technology - 1.0%
Electronic Equipment, Instruments & Components - 0.8%
Celestica Inc (United States) (b)(c)	429,096	142,219,578
IT Services - 0.2%
Shopify Inc Class A (b)	389,028	45,561,663
Software - 0.0%
Taalas Inc warrants (b)(d)(e)	115,080	411,986
TOTAL INFORMATION TECHNOLOGY		188,193,227
Materials - 0.0%
Metals & Mining - 0.0%
Agnico Eagle Mines Ltd/CA (United States)	39,281	5,706,351
G Mining Ventures Corp (b)	15,300	466,361
TOTAL MATERIALS		6,172,712
TOTAL CANADA		284,419,157
CHINA - 0.0%
Financials - 0.0%
Financial Services - 0.0%
Ant International Co Ltd Class C (d)(e)	201,988	313,081
DENMARK - 0.1%
Health Care - 0.1%
Biotechnology - 0.1%
Ascendis Pharma A/S (b)	67,358	16,429,290
FINLAND - 0.2%
Consumer Discretionary - 0.2%
Textiles, Apparel & Luxury Goods - 0.2%
Amer Sports Inc (b)	1,286,801	45,694,304
GERMANY - 0.1%
Consumer Discretionary - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
Adidas AG	63,500	11,748,970
Financials - 0.0%
Financial Services - 0.0%
Trade Republic Bank GmbH (d)(e)(g)	28,200	3,791,370
Industrials - 0.0%
Electrical Equipment - 0.0%
Innio NV	125,900	3,074,478
TOTAL GERMANY		18,614,818
INDIA - 0.3%
Consumer Staples - 0.0%
Food Products - 0.0%
Patanjali Foods Ltd	426,500	1,584,858
Financials - 0.1%
Capital Markets - 0.1%
Authum Investment & Infrastucture Ltd	5,345,125	30,212,238
Health Care - 0.1%
Health Care Providers & Services - 0.0%
Manipal Health Enterprises Ltd (f)	136,300	843,034
Manipal Health Enterprises Ltd (f)	136,300	843,033
Max Healthcare Institute Ltd	284,100	3,270,725
		4,956,792
Life Sciences Tools & Services - 0.1%
Onesource Specialty Pharma Ltd (b)	414,000	7,026,102
TOTAL HEALTH CARE		11,982,894
Materials - 0.1%
Metals & Mining - 0.1%
Welspun Corp Ltd	1,129,300	19,535,195
TOTAL INDIA		63,315,185
ISRAEL - 0.0%
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Xsight Labs Ltd warrants 7/24/2032 (b)(d)(e)	78,355	630,758
ITALY - 0.0%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Lottomatica Group Spa	330,600	8,951,313
JAPAN - 0.3%
Consumer Discretionary - 0.0%
Household Durables - 0.0%
Panasonic Holdings Corp	225,467	5,961,904
Information Technology - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
Kioxia Holdings Corp (b)	164,200	45,768,523
TOTAL JAPAN		51,730,427
KOREA (SOUTH) - 0.4%
Information Technology - 0.4%
Semiconductors & Semiconductor Equipment - 0.4%
SK Hynix Inc	42,320	47,485,903
SK Hynix Inc ADR (c)	238,400	34,265,232

TOTAL KOREA (SOUTH)		81,751,135
NETHERLANDS - 0.3%
Health Care - 0.1%
Biotechnology - 0.1%
Argenx SE ADR (b)	12,499	10,671,896
Information Technology - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
ASML Holding NV depository receipt	19,600	31,928,400
NXP Semiconductors NV	70,213	16,090,011
TOTAL INFORMATION TECHNOLOGY		48,018,411
TOTAL NETHERLANDS		58,690,307
SINGAPORE - 0.1%
Consumer Discretionary - 0.1%
Broadline Retail - 0.1%
Sea Ltd Class A ADR (b)	85,700	9,147,618
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
STMicroelectronics NV depository receipt	83,600	4,379,804
TOTAL SINGAPORE		13,527,422
TAIWAN - 1.2%
Information Technology - 1.2%
Electronic Equipment, Instruments & Components - 0.0%
Delta Electronics Inc	123,000	6,054,117
Semiconductors & Semiconductor Equipment - 1.2%
ASE Technology Holding Co Ltd ADR	57,500	2,022,275
Silicon Motion Technology Corp ADR	15,500	3,930,800
Taiwan Semiconductor Manufacturing Co Ltd ADR	581,113	234,914,930
		240,868,005
TOTAL TAIWAN		246,922,122
UNITED KINGDOM - 0.2%
Consumer Staples - 0.1%
Tobacco - 0.1%
British American Tobacco PLC ADR	257,498	15,617,254
Financials - 0.1%
Banks - 0.1%
Barclays PLC ADR	373,100	10,260,250
Financial Services - 0.0%
Revolut Group Holdings Ltd (b)(d)(e)	4,807	9,237,948
TOTAL FINANCIALS		19,498,198
Industrials - 0.0%
Electrical Equipment - 0.0%
DPC Holdings PLC (c)	30,600	1,395,360
TOTAL UNITED KINGDOM		36,510,812
UNITED STATES - 93.6%
Communication Services - 14.5%
Diversified Telecommunication Services - 3.3%
Space Exploration Technologies Corp (f)	5,379,355	582,960,701
Space Exploration Technologies Corp (f)	716,360	73,750,337
Space Exploration Technologies Corp Class A (c)	51,465	5,577,262
		662,288,300
Entertainment - 0.8%
Netflix Inc (b)	1,987,358	142,513,442
ROBLOX Corp Class A (b)	759,740	27,046,744
Sphere Entertainment Co Class A (b)(c)	33,964	4,865,343
		174,425,529
Interactive Media & Services - 10.4%
Alphabet Inc Class A	4,311,999	1,535,632,204
Epic Games Inc (b)(d)(e)	607	247,456
Meta Platforms Inc Class A	966,217	537,902,666
Reddit Inc Class A (b)	206,000	28,978,020
Snap Inc Class A (b)	3,582,389	16,801,404
		2,119,561,750
Media - 0.0%
Fox Corp Class A	79,900	4,652,577
TOTAL COMMUNICATION SERVICES		2,960,928,156
Consumer Discretionary - 13.2%
Automobiles - 1.4%
Rad Power Bikes Inc (b)(d)(e)	101,681	1
Rad Power Bikes Inc warrants 10/6/2033 (b)(d)(e)	110,642	1
Rivian Automotive Inc Class A (b)(c)	558,507	8,500,477
Tesla Inc (b)	926,730	288,407,643
		296,908,122
Broadline Retail - 5.8%
Amazon.com Inc (b)	4,318,751	1,172,886,397
Ollie's Bargain Outlet Holdings Inc (b)	44,400	3,262,068
		1,176,148,465
Hotels, Restaurants & Leisure - 2.4%
Brinker International Inc (b)(c)	354,137	75,679,077
Carnival Corp Ltd	216,956	6,033,546
Cava Group Inc (b)(c)	108,720	7,091,806
Chipotle Mexican Grill Inc (b)	1,953,142	72,695,945
DoorDash Inc Class A (b)	285,885	56,079,202
Dutch Bros Inc Class A (b)	283,335	18,651,943
Hilton Worldwide Holdings Inc	110,601	35,446,514
Jersey Mike's Subs Inc Class A	44,000	1,012,000
Marriott International Inc/MD Class A1	82,232	30,658,557
Starbucks Corp	1,220,653	128,473,728
Sweetgreen Inc Class A (b)(c)	116,877	753,857
Texas Roadhouse Inc	69,039	14,183,372
Viking Holdings Ltd (b)	59,216	6,179,190
Wingstop Inc	126,081	16,326,229
Wynn Resorts Ltd	338,056	33,572,341
		502,837,307
Household Durables - 0.8%
Garmin Ltd	13,700	4,024,786
SharkNinja Inc (b)(c)	1,046,789	169,339,057
		173,363,843
Specialty Retail - 2.6%
Bath & Body Works Inc	510,688	10,275,042
Carvana Co Class A (b)	1,311,498	81,785,015
Fanatics Inc Class A (b)(d)(e)	225,366	22,094,883
Floor & Decor Holdings Inc Class A (b)	208,380	11,996,437
Home Depot Inc/The	59,069	19,608,545
Lowe's Cos Inc	385,401	80,090,182
RH (b)(c)	271,263	44,899,452
Ross Stores Inc	194,793	48,906,679
TJX Cos Inc/The	526,574	82,851,153
Urban Outfitters Inc (b)	97,328	7,219,790
Victoria's Secret & Co (b)	757,809	67,202,502
Warby Parker Inc Class A (b)	970,311	25,897,601
Wayfair Inc Class A (b)	339,469	28,820,918
		531,648,199
Textiles, Apparel & Luxury Goods - 0.2%
Capri Holdings Ltd (b)	233,282	3,716,182
PVH Corp	227,264	19,694,698
Ralph Lauren Corp Class A	21,393	8,136,614
Reformation Inc	35,800	580,675
Tapestry Inc	86,402	13,165,073
		45,293,242
TOTAL CONSUMER DISCRETIONARY		2,726,199,178
Consumer Staples - 1.3%
Beverages - 0.1%
Celsius Holdings Inc (b)(c)	388,131	11,337,307
Coca-Cola Co/The	92,200	8,075,798
		19,413,105
Consumer Staples Distribution & Retail - 1.1%
BJ's Wholesale Club Holdings Inc (b)	33,630	3,288,341
Chobani Inc Class A (d)(e)(g)	764	3,537,305
Costco Wholesale Corp	100,938	96,081,873
Sprouts Farmers Market Inc (b)	153,204	13,353,261
Target Corp	711,443	102,796,399
		219,057,179
Food Products - 0.0%
Real Good Food Co LLC /The Class B (b)(e)	11,627	0
Real Good Food Co LLC /The Class B unit (b)(h)	11,627	7,789
		7,789
Household Products - 0.0%
Kimberly-Clark Corp (c)	127,986	13,990,150
Personal Care Products - 0.0%
elf Beauty Inc (b)(c)	28,200	2,337,498
Tobacco - 0.1%
JUUL Labs Inc Class A (b)(d)(e)	10,979,673	21,190,769
TOTAL CONSUMER STAPLES		275,996,490
Energy - 0.1%
Energy Equipment & Services - 0.0%
WaterBridge Infrastructure LLC Class A	91,159	3,119,461
Oil, Gas & Consumable Fuels - 0.1%
ExxonMobil Holdings Corp	137,909	21,436,575
TOTAL ENERGY		24,556,036
Financials - 2.5%
Banks - 0.1%
Bank of America Corp	180,700	11,194,365
Citigroup Inc	41,200	5,456,940
JPMorgan Chase & Co	16,500	5,804,535
		22,455,840
Capital Markets - 0.7%
Goldman Sachs Group Inc/The	51,375	52,319,273
Morgan Stanley	120,601	25,376,862
Robinhood Markets Inc Class A (b)	745,560	64,535,674
		142,231,809
Consumer Finance - 0.1%
Dave Inc Class A (b)(c)	11,435	4,261,710
Figure Technology Solutions Inc Class A (c)	328,727	8,188,590
		12,450,300
Financial Services - 1.6%
Affirm Holdings Inc Class A (b)	638,434	45,654,415
Mastercard Inc Class A	352,974	202,289,400
Remitly Global Inc (b)	142,144	3,236,619
Rocket Cos Inc Class A (b)(c)	386,297	4,983,231
Stripe Global Holdings Inc (d)(e)	19,200	1,266,816
Visa Inc Class A	202,229	74,042,104
		331,472,585
Insurance - 0.0%
MetLife Inc	45,100	4,335,463
Prudential Financial Inc	35,500	4,333,839
		8,669,302
TOTAL FINANCIALS		517,279,836
Health Care - 5.6%
Biotechnology - 1.4%
AbbVie Inc	323,347	81,140,696
Alnylam Pharmaceuticals Inc (b)	103,856	21,344,485
Cibus Inc Class A (b)	120,908	233,352
Gilead Sciences Inc	886,138	115,384,029
Hemab Therapeutics Holdings Inc	48,109	2,287,583
Insmed Inc (b)	72,633	7,161,614
Janux Therapeutics Inc (b)	51,402	779,768
Kailera Therapeutics Inc (b)(c)	120,322	2,038,255
Kymera Therapeutics Inc (b)	23,543	2,434,346
Legend Biotech Corp ADR (b)	109,733	2,035,547
Moderna Inc (b)	193,827	10,625,596
Oruka Therapeutics Inc (b)	26,386	2,546,513
Parabilis Medicines Inc	18,609	632,334
Praxis Precision Medicines Inc (b)	13,292	4,091,676
Revolution Medicines Inc (b)	34,718	6,510,667
Roivant Sciences Ltd (b)	167,736	5,687,928
Scholar Rock Holding Corp (b)	92,505	4,375,024
Travere Therapeutics Inc (b)	188,468	10,533,477
Vaxcyte Inc (b)	32,437	1,754,193
		281,597,083
Health Care Equipment & Supplies - 0.1%
Blink Health LLC Class A1 (b)(d)(e)	7,044	265,207
Kestra Medical Technologies Ltd (b)	95,875	2,188,826
Medline Inc Class A	349,000	13,708,720
		16,162,753
Health Care Providers & Services - 0.7%
CVS Health Corp	66,300	6,923,709
Guardant Health Inc (b)	103,459	16,759,323
UnitedHealth Group Inc	308,453	127,822,924
		151,505,956
Health Care Technology - 0.0%
HeartFlow Inc (b)	74,849	1,888,439
Life Sciences Tools & Services - 0.0%
Danaher Corp	32,300	6,297,854
Thermo Fisher Scientific Inc	3,500	2,010,050
Veterinary Emergency Group (b)(d)(e)(g)	62,379	6,141,213
		14,449,117
Pharmaceuticals - 3.4%
Avalyn Pharma Inc	57,235	1,647,796
Definium Therapeutics Inc (b)	93,300	4,060,416
Elanco Animal Health Inc (b)	152,064	4,009,928
Eli Lilly & Co	528,474	607,132,070
Enliven Therapeutics Inc (b)	74,200	4,066,902
Jazz Pharmaceuticals PLC (b)	27,973	7,073,253
Johnson & Johnson	174,143	44,641,558
Kardigan Inc	73,200	1,524,024
Roche Holding AG	13,679	5,982,923
Seaport Therapeutics Inc (b)	48,109	984,310
Viatris Inc	946,221	16,615,641
		697,738,821
TOTAL HEALTH CARE		1,163,342,169
Industrials - 6.1%
Aerospace & Defense - 2.4%
Anduril Industries Inc Class B (b)(d)(e)	6,297	434,178
Anduril Industries Inc Class C (b)(d)(e)	3	207
Applied Aerospace & Defense Inc	105,700	1,976,590
Arxis Inc Class A (c)	52,970	2,876,271
ATI Inc (b)	45,332	8,497,030
Axon Enterprise Inc (b)	78,166	41,252,888
Beta Technologies Inc Class A (b)	202,634	3,835,862
Boeing Co (b)	611,843	132,243,746
Carpenter Technology Corp	94,423	49,067,856
FTAI Aviation Ltd (c)	240,504	49,543,824
GE Aerospace	363,515	130,890,846
Hawkeye 360 Inc	34,718	736,022
Howmet Aerospace Inc	266,322	75,172,048
Relativity Space Inc (b)(d)(e)	3,834	4,102
Woodward Inc	9,324	3,363,633
		499,895,103
Building Products - 0.0%
Madison Air Solutions Corp Class A	169,720	4,932,063
Construction & Engineering - 0.6%
Comfort Systems USA Inc	60,505	104,654,894
IES Holdings Inc (b)	18,054	13,441,925
Sterling Infrastructure Inc (b)	10,337	6,168,811
		124,265,630
Electrical Equipment - 1.3%
Bloom Energy Corp Class A (b)	91,142	18,757,936
Empower Semiconductor Inc (d)(e)	270,300	29,733
Forgent Power Solutions Inc Class A	217,857	7,248,102
GE Vernova Inc	205,953	203,953,197
Nextpower Inc Class A (b)	188,089	16,903,558
Regal Rexnord Corp	38,884	7,980,163
Vertiv Holdings Co Class A	43,000	10,387,510
		265,260,199
Ground Transportation - 0.4%
Neutron Holdings Inc (d)(f)	195,682	5,780,446
Neutron Holdings Inc (b)	83,300	2,460,682
Old Dominion Freight Line Inc	34,133	7,240,975
Uber Technologies Inc (b)	637,722	44,870,120
XPO Inc (b)	63,523	12,766,217
		73,118,440
Industrial Conglomerates - 0.0%
3M Co	24,400	4,301,232
Machinery - 0.5%
Caterpillar Inc	63,504	51,743,694
Cummins Inc	43,566	27,629,557
PACCAR Inc	117,445	15,582,603
Parker-Hannifin Corp	2,300	2,246,019
RBC Bearings Inc (b)	15,281	8,424,568
Terex Corp	81,636	5,130,006
		110,756,447
Passenger Airlines - 0.8%
Delta Air Lines Inc	983,111	85,963,226
United Airlines Holdings Inc (b)	676,719	82,106,316
		168,069,542
Trading Companies & Distributors - 0.1%
Ferguson Enterprises Inc	36,669	8,592,647
United Rentals Inc	6,500	7,015,190
		15,607,837
TOTAL INDUSTRIALS		1,266,206,493
Information Technology - 49.5%
Communications Equipment - 0.6%
Arista Networks Inc (b)	93,143	16,798,340
Ciena Corp (b)	32,419	12,223,584
Lumentum Holdings Inc (b)	142,560	101,779,286
		130,801,210
Electronic Equipment, Instruments & Components - 1.1%
Amphenol Corp Class A	427,915	68,765,941
Coherent Corp (b)	192,408	50,582,139
Corning Inc	254,091	35,128,081
Flex Ltd (b)	200,300	22,784,125
Jabil Inc	80,653	25,409,728
TD SYNNEX Corp	62,667	16,023,951
TTM Technologies Inc (b)	157,787	18,214,931
		236,908,896
IT Services - 0.9%
Cloudflare Inc Class A (b)	264,270	73,726,045
MongoDB Inc Class A (b)	13,000	4,387,239
Snowflake Inc (b)	70,200	20,588,256
Twilio Inc Class A (b)	457,511	90,289,796
		188,991,336
Semiconductors & Semiconductor Equipment - 28.6%
Advanced Micro Devices Inc (b)	527,000	250,931,050
Applied Materials Inc	125,300	63,611,051
Astera Labs Inc (b)	416,899	129,751,476
Broadcom Inc	2,781,645	1,082,838,766
Cerebras Systems Inc (f)	239,800	45,268,125
Cerebras Systems Inc Class A (b)	51,900	10,313,049
GlobalFoundries Inc	138,611	6,929,164
Intel Corp (b)	228,700	20,628,740
KLA Corp	67,500	12,340,350
Lam Research Corp	533,300	156,267,566
MACOM Technology Solutions Holdings Inc (b)	79,800	20,064,912
Marvell Technology Inc	1,427,603	267,761,219
Micron Technology Inc	644,300	530,278,229
Monolithic Power Systems Inc	149,242	212,823,569
NVIDIA Corp	15,076,549	3,026,617,212
ON Semiconductor Corp (b)	234,000	19,096,740
Penguin Solutions Inc (b)	80,329	4,227,715
SiTime Corp (b)	6,300	3,371,760
Teradyne Inc	12,000	4,412,280
		5,867,532,973
Software - 8.5%
Applied Intuition Inc Class A (b)(d)(e)	7,903	721,544
AppLovin Corp Class A (b)	627,916	248,591,944
Aurora Innovation Inc Class A (b)(c)	594,130	3,832,139
Braze Inc Class A (b)	121,838	3,036,203
Canva Inc Class A (b)(d)(e)	5,800	8,031,260
Celestial AI Inc (Milestone 1) rights (b)(d)(e)	323,659	1,116,624
Celestial AI Inc (Milestone 2) rights (b)(d)(e)	323,659	624,662
Celestial AI Inc (Milestone 3) rights (b)(d)(e)	323,659	132,700
Celestial AI Inc escrow shares (d)(e)	323,659	3
Crowdstrike Holdings Inc Class A (b)	627,884	119,837,940
Datadog Inc Class A (b)	40,600	10,879,582
Figma Inc Class A (b)(c)	239,400	5,822,208
Klaviyo Inc Class A (b)(c)	220,209	3,928,529
Microsoft Corp	2,188,327	1,016,959,323
OpenAI Group Pbc Class A (d)(e)	11,900	8,183,511
Oracle Corp	849,542	110,330,020
Palantir Technologies Inc Class A (b)	553,379	68,098,820
Palo Alto Networks Inc (b)	312,498	103,696,211
Salesforce Inc	70,918	13,050,330
ServiceNow Inc (b)	111,700	12,424,391
ServiceTitan Inc Class A (b)	70,200	5,830,812
Via Transportation Inc Class A (b)(c)	191,962	3,904,507
		1,749,033,263
Technology Hardware, Storage & Peripherals - 9.8%
Apple Inc	3,804,303	1,175,187,240
Dell Technologies Inc Class C	102,845	41,690,277
Sandisk Corp (b)	276,197	335,532,402
Seagate Technology Holdings PLC	143,192	122,590,967
Western Digital Corp	613,454	334,234,277
		2,009,235,163
TOTAL INFORMATION TECHNOLOGY		10,182,502,841
Materials - 0.1%
Construction Materials - 0.1%
James Hardie Industries PLC (b)	488,271	12,836,645
Real Estate - 0.7%
Health Care REITs - 0.7%
Welltower Inc	574,822	134,761,270
Real Estate Management & Development - 0.0%
Compass Inc Class A (b)	794,156	9,045,437
TOTAL REAL ESTATE		143,806,707
Utilities - 0.0%
Electric Utilities - 0.0%
Entergy Corp	90,805	9,772,433
TOTAL UNITED STATES		19,283,426,984
ZAMBIA - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
First Quantum Minerals Ltd (b)	320,865	8,894,542
TOTAL COMMON STOCKS (Cost $9,668,296,979)		20,237,232,902

Convertible Corporate Bonds - 0.0%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.0%
Financials - 0.0%
Financial Services - 0.0%
Tenstorrent Holdings Inc 15% 12/31/2026 (d)(e) (Cost $616,800)	616,800	721,656

Convertible Preferred Stocks - 1.7%
	Shares	Value ($)
CANADA - 0.0%
Information Technology - 0.0%
Software - 0.0%
Taalas Inc Series B (b)(d)(e)	38,100	5,310,378
CHINA - 0.0%
Communication Services - 0.0%
Interactive Media & Services - 0.0%
Bytedance Ltd Series E1 (b)(d)(e)	31,950	10,558,517
ESTONIA - 0.0%
Information Technology - 0.0%
Software - 0.0%
Bolt Technology OU Series E (b)(d)(e)	20,165	4,074,670
INDIA - 0.0%
Consumer Discretionary - 0.0%
Specialty Retail - 0.0%
Valuedrive Technologies Pvt Ltd Series A (d)(e)	340	519,993
Valuedrive Technologies Pvt Ltd Series B (d)(e)	685	1,047,632
Valuedrive Technologies Pvt Ltd Series C (d)(e)	3	4,588
Valuedrive Technologies Pvt Ltd Series C1 (d)(e)	2	3,059
Valuedrive Technologies Pvt Ltd Series G (d)(e)	4,384,100	1,862,289
Valuedrive Technologies Pvt Ltd Series S2 (d)(e)	166	253,879

TOTAL INDIA		3,691,440
ISRAEL - 0.1%
Industrials - 0.1%
Electrical Equipment - 0.1%
Element Labs Inc Series A (b)(d)(e)	216,700	5,088,116
Element Labs Inc Series B (b)(d)(e)	144,300	3,481,959
TOTAL INDUSTRIALS		8,570,075
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Xsight Labs Ltd Series D (b)(d)(e)	130,900	1,676,829
Xsight Labs Ltd Series F (b)(d)(e)	261,182	2,713,681
TOTAL INFORMATION TECHNOLOGY		4,390,510
TOTAL ISRAEL		12,960,585
UNITED KINGDOM - 0.0%
Information Technology - 0.0%
Software - 0.0%
Nscale Limited Series B (d)(e)	72,000	1,507,679
UNITED STATES - 1.6%
Consumer Discretionary - 0.0%
Automobiles - 0.0%
Rad Power Bikes Inc Series A (b)(d)(e)	13,256	0
Rad Power Bikes Inc Series C (b)(d)(e)	52,162	1
Rad Power Bikes Inc Series D (b)(d)(e)	102,800	1
Waymo LLC Series A2 (b)(d)(e)	7,817	1,318,962
Waymo LLC Series C2 (b)(d)(e)	35,524	5,837,304
		7,156,268
Hotels, Restaurants & Leisure - 0.0%
Discord Inc Series I (b)(d)(e)	7,000	164,570
TOTAL CONSUMER DISCRETIONARY		7,320,838
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
GoBrands Inc Series G (b)(d)(e)	18,300	873,093
GoBrands Inc Series H (b)(d)(e)	11,467	701,551
		1,574,644
Food Products - 0.0%
AgBiome LLC Series C (b)(d)(e)	68,700	1
Tobacco - 0.0%
JUUL Labs Inc Series E (b)(d)(e)	12,508	24,140
TOTAL CONSUMER STAPLES		1,598,785
Financials - 0.1%
Financial Services - 0.1%
Akeana Series C (b)(d)(e)	85,300	1,007,393
Stripe Global Holdings Inc Series H (d)(e)	8,086	533,514
Stripe Global Holdings Inc Series I (d)(e)	124,536	8,216,886
Tenstorrent Holdings Inc Series C1 (b)(d)(e)	16,673	1,416,705
Tenstorrent Holdings Inc Series D1 (b)(d)(e)	26,748	2,377,095
Tenstorrent Holdings Inc Series D2 (b)(d)(e)	7,862	679,512
TOTAL FINANCIALS		14,231,105
Health Care - 0.1%
Health Care Equipment & Supplies - 0.0%
Blink Health LLC Series C (b)(d)(e)	16,970	638,921
Blink Health LLC Series D (b)(d)(e)	3,936	148,190
		787,111
Health Care Technology - 0.1%
Oura Inc Series D (d)(e)	215,427	12,378,435
Oura Inc Series E (d)(e)	238,021	13,676,687
		26,055,122
TOTAL HEALTH CARE		26,842,233
Industrials - 0.1%
Aerospace & Defense - 0.1%
ABL Space Systems Co Series A10 (b)(d)(e)	183,227	177,731
ABL Space Systems Co Series A8 (b)(d)(e)	33,728	32,716
ABL Space Systems Co Series A9 (b)(d)(e)	19,187	18,611
Anduril Industries Inc Series F (b)(d)(e)	129,683	8,941,643
Anduril Industries Inc Series G (b)(d)(e)	59,000	4,068,050
		13,238,751
Air Freight & Logistics - 0.0%
Zipline International Inc Series G (b)(d)(e)	65,890	4,241,998
Zipline International Inc Series H (d)(e)	55,600	3,579,528
		7,821,526
TOTAL INDUSTRIALS		21,060,277
Information Technology - 1.3%
Electronic Equipment, Instruments & Components - 0.0%
Cellink Corp Series D (b)(d)(e)	92,760	1,208,663
Cellink Corp Series D-1 (d)(e)	13,397	278,523
Frore Systems Inc Series C (b)(d)(e)	85,893	2,469,424
Menlo Microsystems Inc Series C (b)(d)(e)	560,500	308,275
		4,264,885
IT Services - 0.0%
Gupshup Inc (b)(d)(e)	78,911	497,929
Yanka Industries Inc Series F (b)(d)(e)	55,991	142,217
		640,146
Semiconductors & Semiconductor Equipment - 0.0%
Alif Semiconductor Series C (b)(d)(e)	47,598	1,522,660
Alif Semiconductor Series D (b)(d)(e)	50,000	1,677,500
Danger Devices Inc Series B (b)(d)(e)	1,028,200	925,379
Retym Inc Series C (b)(d)(e)	154,149	1,875,993
Retym Inc Series D (b)(d)(e)	45,360	576,526
SiMa Technologies Inc Series B (b)(d)(e)	313,000	2,278,640
SiMa Technologies Inc Series B1 (b)(d)(e)	20,966	172,341
		9,029,039
Software - 1.1%
Algolia Inc Series D (b)(d)(e)	30,436	510,716
Anthropic PBC Series D-1 (b)(d)(e)	92,022	57,324,185
Anthropic PBC Series E (b)(d)(e)	9,200	5,418,892
Anthropic PBC Series F (d)(e)	62,100	36,577,521
Anthropic PBC Series H (d)(e)	4,570	2,691,776
Applied Intuition Inc Series A2 (b)(d)(e)	10,287	939,203
Applied Intuition Inc Series B2 (b)(d)(e)	4,960	452,848
Crusoe Energy Systems LLC Series D (b)(d)(e)	70,763	11,303,682
Crusoe Energy Systems LLC Series E (d)(e)	37,473	5,985,937
Databricks Inc Series G (b)(d)(e)	48,000	11,531,520
Databricks Inc Series H (b)(d)(e)	31,572	7,584,857
Databricks Inc Series I (b)(d)(e)	1,359	326,486
Databricks Inc Series J (b)(d)(e)	44,987	10,807,677
Databricks Inc Series K (d)(e)	12,400	2,978,976
Databricks Inc Series L (d)(e)	47,200	11,339,328
Density AI Inc (d)(e)	534,900	925,377
Lyte AI Inc Series B (b)(d)(e)	165,469	5,093,136
Lyte AI Inc Series C (d)(e)	13,000	478,530
MOLOCO Inc Series A (b)(d)(e)	20,180	1,637,405
Nuro Inc/DE Series E (b)(d)(e)	107,458	1,226,096
OpenAI Group Pbc Series A-2 (d)(e)	37,152	25,549,059
OpenAI Group Pbc Series A-3 (d)(e)	9,742	6,699,476
Physical Intelligence Inc Series B (d)(e)	4,600	2,131,410
Physical Intelligence Inc Series C (d)(e)	483	242,519
Runway AI Inc Series D (b)(d)(e)	129,200	1,890,196
Runway AI Inc Series E (d)(e)	7,345	107,457
Skyryse Inc Series B (b)(d)(e)	67,400	1,565,028
Skyryse Inc Series C (d)(e)	59,100	1,421,946
Skyryse Inc Series C-1 (d)(e)	7,862	183,027
		214,924,266
Technology Hardware, Storage & Peripherals - 0.2%
Lightmatter Inc Series C1 (b)(d)(e)	70,909	4,335,376
Lightmatter Inc Series C2 (b)(d)(e)	11,138	696,236
Lightmatter Inc Series D (b)(d)(e)	86,242	6,628,561
		11,660,173
TOTAL INFORMATION TECHNOLOGY		240,518,509
Materials - 0.0%
Metals & Mining - 0.0%
Diamond Foundry Inc Series C (b)(d)(e)	249,802	8,495,766
Utilities - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Redwood Materials Series C (b)(d)(e)	37,990	1,642,308
Redwood Materials Series D (b)(d)(e)	10,886	470,602
Redwood Materials Series E (d)(e)	3,529	152,558
TOTAL UTILITIES		2,265,468
TOTAL UNITED STATES		322,332,981
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $170,385,832)		360,436,250

Preferred Securities - 0.0%
	Principal Amount (a)	Value ($)
CANADA - 0.0%
Information Technology - 0.0%
Software - 0.0%
Taalas Inc 0% (d)(e)(i)	569,920	585,934
UNITED STATES - 0.0%
Consumer Discretionary - 0.0%
Automobiles - 0.0%
Rad Power Bikes Inc 8% 12/31/2199 (d)(e)	110,642	34,937
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
SiMa Technologies Inc 10% 12/31/2027 (d)(e)	371,367	761,019
TOTAL UNITED STATES		795,956
TOTAL PREFERRED SECURITIES (Cost $1,051,929)		1,381,890

Money Market Funds - 0.8%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (j)	3.69	21,533,651	21,537,958
Fidelity Securities Lending Cash Central Fund (j)(k)	3.72	150,532,996	150,548,049
TOTAL MONEY MARKET FUNDS (Cost $172,083,854)			172,086,007

TOTAL INVESTMENT IN SECURITIES - 100.7% (Cost $10,012,435,394)	20,771,858,705
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(152,374,820)
NET ASSETS - 100.0%	20,619,483,885

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $456,819,691 or 2.2% of net assets.

(e)	Level 3 security.
(f)
Security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. At the end of the period, the total value of unadjusted equity securities subject to contractual sale restrictions is $709,445,676 with varying restriction expiration dates. Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

(g)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(h)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,789 or 0.0% of net assets.

(i)	Security is perpetual in nature with no stated maturity date.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ABL Space Systems Co Series A10	12/14/2023	313,081

ABL Space Systems Co Series A8	3/24/2021	1,338,638

ABL Space Systems Co Series A9	10/22/2021	1,166,473

AgBiome LLC Series C	6/29/2018	435,125

Akeana Series C	1/23/2024	1,088,496

Algolia Inc Series D	7/23/2021	890,102

Alif Semiconductor Series C	3/8/2022	966,170

Alif Semiconductor Series D	4/11/2025	1,350,855

Anduril Industries Inc Class B	6/16/2025	257,439

Anduril Industries Inc Class C	6/16/2025	123

Anduril Industries Inc Series F	8/7/2024	2,818,868

Anduril Industries Inc Series G	4/17/2025	2,412,085

Ant International Co Ltd Class C	5/16/2018	769,853

Anthropic PBC Series D-1	5/31/2024	2,761,074

Anthropic PBC Series E	2/14/2025	515,996

Anthropic PBC Series F	8/18/2025	8,754,088

Anthropic PBC Series H	5/28/2026	2,691,773

Applied Intuition Inc Class A	7/2/2024	471,769

Applied Intuition Inc Series A2	7/2/2024	614,081

Applied Intuition Inc Series B2	7/2/2024	296,087

Blink Health LLC Class A1	12/30/2020 - 6/17/2024	199,200

Blink Health LLC Series C	11/7/2019 - 7/14/2021	647,847

Blink Health LLC Series D	6/17/2024 - 6/25/2024	165,311

Bolt Technology OU Series E	1/3/2022	5,238,796

Bytedance Ltd Series E1	11/18/2020	3,500,895

Canva Inc Class A	8/19/2025 - 11/12/2025	9,547,612

Celestial AI Inc (Milestone 1) rights	2/25/2025	673,565

Celestial AI Inc (Milestone 2) rights	2/25/2025	517,555

Celestial AI Inc (Milestone 3) rights	2/25/2025	151,057

Celestial AI Inc escrow shares	2/25/2025	0

Cellink Corp Series D	1/20/2022	1,931,625

Cellink Corp Series D-1	7/17/2026	278,978

Chobani Inc Class A	10/14/2025	3,404,654

Crusoe Energy Systems LLC Series D	12/10/2024	2,064,286

Crusoe Energy Systems LLC Series E	10/8/2025	3,148,042

Danger Devices Inc Series B	3/5/2025	925,894

Databricks Inc Series G	2/1/2021	2,837,886

Databricks Inc Series H	8/31/2021	2,320,041

Databricks Inc Series I	9/14/2023	99,887

Databricks Inc Series J	12/17/2024	4,161,298

Databricks Inc Series K	9/8/2025	1,860,000

Databricks Inc Series L	12/18/2025	8,968,000

Density AI Inc	12/5/2025	796,993

Diamond Foundry Inc Series C	3/15/2021	5,995,248

Discord Inc Series I	9/15/2021	385,437

Element Labs Inc Series A	2/11/2025	799,319

Element Labs Inc Series B	6/27/2025	1,266,795

Empower Semiconductor Inc	7/7/2026	29,733

Epic Games Inc	7/30/2020	349,024

Fanatics Inc Class A	8/13/2020 - 10/24/2022	10,009,623

Frore Systems Inc Series C	5/10/2024	1,380,335

GoBrands Inc Series G	3/2/2021	4,569,827

GoBrands Inc Series H	7/22/2021	4,454,821

Gupshup Inc	6/8/2021	1,804,316

JUUL Labs Inc Class A	12/20/2017 - 11/4/2025	15,291,136

JUUL Labs Inc Series E	12/20/2017 - 7/6/2018	342,963

Lightmatter Inc Series C1	5/19/2023	1,166,935

Lightmatter Inc Series C2	12/18/2023	289,608

Lightmatter Inc Series D	10/11/2024	6,919,239

Lyte AI Inc Series B	8/13/2024	2,099,156

Lyte AI Inc Series C	6/24/2026	478,906

Menlo Microsystems Inc Series C	2/9/2022	742,942

MOLOCO Inc Series A	6/26/2023	1,210,800

Neurona Therapeutics Inc	6/1/2026	0

Neurona Therapeutics Inc	6/1/2026	13,161

Neurona Therapeutics Inc escrow shares	6/1/2026	65,805

Neurona Therapeutics Inc milestone 2 rights	6/1/2026	4,387

Neurona Therapeutics Inc milestone 3 rights	6/1/2026	4,387

Neurona Therapeutics Inc milestone 4 rights	6/1/2026	4,387

Neutron Holdings Inc	7/3/2018 - 4/27/2026	5,457,579

Nscale Limited Series B	9/25/2025	455,856

Nuro Inc/DE Series E	4/1/2025	1,374,763

OpenAI Group Pbc Class A	9/3/2025	5,117,000

OpenAI Group Pbc Series A-2	9/30/2024	6,979,271

OpenAI Group Pbc Series A-3	4/11/2025	2,989,577

Oura Inc Series D	12/18/2024	5,534,320

Oura Inc Series E	9/24/2025	12,750,785

Physical Intelligence Inc Series B	10/24/2025	1,249,173

Physical Intelligence Inc Series C	5/28/2026	242,903

Rad Power Bikes Inc	1/21/2021	490,493

Rad Power Bikes Inc 8% 12/31/2199	10/6/2023	110,642

Rad Power Bikes Inc Series A	1/21/2021	63,945

Rad Power Bikes Inc Series C	1/21/2021	251,621

Rad Power Bikes Inc Series D	9/17/2021	985,215

Rad Power Bikes Inc warrants 10/6/2033	10/6/2023	0

Redwood Materials Series C	5/28/2021	1,800,858

Redwood Materials Series D	6/2/2023	519,653

Redwood Materials Series E	10/20/2025	168,459

Relativity Space Inc	5/27/2021	6,302,807

Retym Inc Series C	5/17/2023 - 6/20/2023	1,199,557

Retym Inc Series D	1/29/2025	480,226

Revolut Group Holdings Ltd	12/27/2024 - 1/28/2026	5,045,464

Runway AI Inc Series D	9/6/2024	1,400,758

Runway AI Inc Series E	11/4/2025	107,444

SiMa Technologies Inc 10% 12/31/2027	4/8/2024 - 7/3/2026	371,367

SiMa Technologies Inc Series B	5/10/2021	1,604,876

SiMa Technologies Inc Series B1	4/25/2022	148,668

Skyryse Inc Series B	10/21/2021	1,663,430

Skyryse Inc Series C	9/16/2025 - 11/21/2025	1,597,130

Skyryse Inc Series C-1	8/13/2024	159,357

Stripe Global Holdings Inc	5/18/2021	770,465

Stripe Global Holdings Inc Series H	3/15/2021	324,451

Stripe Global Holdings Inc Series I	3/20/2023 - 5/12/2023	2,507,425

Taalas Inc 0%	12/23/2025	569,920

Taalas Inc Series B	2/19/2025	2,092,201

Taalas Inc warrants	12/23/2025	115,080

Tenstorrent Holdings Inc 15% 12/31/2026	2/25/2026	616,800

Tenstorrent Holdings Inc Series C1	4/23/2021	991,307

Tenstorrent Holdings Inc Series D1	7/16/2024 - 1/15/2025	2,108,450

Tenstorrent Holdings Inc Series D2	7/17/2024	597,355

Trade Republic Bank GmbH	12/16/2025	3,862,535

Valuedrive Technologies Pvt Ltd Series A	2/12/2026	449,415

Valuedrive Technologies Pvt Ltd Series B	2/12/2026	905,439

Valuedrive Technologies Pvt Ltd Series C	2/12/2026	3,604

Valuedrive Technologies Pvt Ltd Series C1	2/12/2026	2,402

Valuedrive Technologies Pvt Ltd Series G	2/12/2026	1,828,947

Valuedrive Technologies Pvt Ltd Series S2	2/12/2026	199,431

Veterinary Emergency Group	9/16/2021 - 3/17/2022	2,585,288

Waymo LLC Series A2	5/8/2020	671,224

Waymo LLC Series C2	10/18/2024	2,778,023

Xsight Labs Ltd Series D	2/16/2021	1,046,676

Xsight Labs Ltd Series F	1/11/2024 - 12/30/2024	1,209,270

Xsight Labs Ltd warrants 7/24/2032	1/11/2024 - 12/30/2024	0

Yanka Industries Inc Series F	4/8/2021	1,784,814

Zipline International Inc Series G	6/7/2024	2,763,842

Zipline International Inc Series H	12/3/2025	3,128,293

Additional information on each lock-up restriction is as follows:
Security	Restriction Expiration Date
Cerebras Systems Inc	11/10/2026

Manipal Health Enterprises Ltd	10/31/2026

Manipal Health Enterprises Ltd	9/1/2026

Neutron Holdings Inc	12/30/2026

Space Exploration Technologies Corp	12/8/2026

Space Exploration Technologies Corp	12/8/2026

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	111,325,104	2,422,756,637	2,512,542,288	6,890,356	(3,649)	2,154	21,537,958	21,533,651
Fidelity Securities Lending Cash Central Fund	132,911,064	1,696,578,517	1,678,937,258	352,212	(4,273)	(1)	150,548,049	150,532,996
	244,236,168	4,119,335,154	4,191,479,546	7,242,568	(7,922)	2,153	172,086,007

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	2,960,928,156	2,303,969,662	656,711,038	247,456
Consumer Discretionary	2,876,942,061	2,837,136,302	17,710,874	22,094,885
Consumer Staples	293,198,602	266,885,670	1,584,858	24,728,074
Energy	41,775,359	41,775,359	-	-
Financials	571,094,723	526,273,270	30,212,238	14,609,215
Health Care	1,215,292,819	1,196,679,764	11,982,894	6,630,161
Industrials	1,270,676,331	1,264,427,665	5,780,446	468,220
Information Technology	10,798,166,821	10,633,737,105	144,576,668	19,853,048
Materials	55,578,890	36,043,695	19,535,195	-
Real Estate	143,806,707	143,806,707	-	-
Utilities	9,772,433	9,772,433	-	-

Convertible Corporate Bonds
Financials	721,656	-	-	721,656

Convertible Preferred Stocks
Communication Services	10,558,517	-	-	10,558,517
Consumer Discretionary	11,012,278	-	-	11,012,278
Consumer Staples	1,598,785	-	-	1,598,785
Financials	14,231,105	-	-	14,231,105
Health Care	26,842,233	-	-	26,842,233
Industrials	29,630,352	-	-	29,630,352
Information Technology	255,801,746	-	-	255,801,746
Materials	8,495,766	-	-	8,495,766
Utilities	2,265,468	-	-	2,265,468

Preferred Securities
Consumer Discretionary	34,937	-	-	34,937
Information Technology	1,346,953	-	-	1,346,953

Money Market Funds	172,086,007	172,086,007	-	-
Total Investments in Securities:	20,771,858,705	19,432,593,639	888,094,211	451,170,855
The following is a reconciliation of consolidated Investments in Securities for which Level 3 inputs were used in determining value. Beginning balances have been updated to conform to current period presentation, as applicable.
	Beginning Balance ($)	Net Realized Gain (Loss) on Investment Securities ($)	Net Unrealized Gain (Loss) on Investment Securities ($)	Cost of Purchases ($)	Proceeds of Sales ($)	Amortization/ Accretion ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Ending Balance ($)	The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2026 ($)
Common Stocks	209,784,193	5,739,817	11,866,182	44,917,521	(39,096,470)	-	-	(144,580,184)	88,631,059	20,175,789
Convertible Preferred Stocks	280,575,972	6,041,267	146,708,300	68,668,017	(52,430,386)	-	-	(89,126,920)	360,436,250	178,158,039
Convertible Corporate Bonds	4,907,902	(20,586)	(1,579,399)	853,559	(3,439,820)	-	-	-	721,656	104,856
Preferred Securities	2,475,769	(77,629)	152,457	604,250	(1,772,957)	-	-	-	1,381,890	360,732

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in net gain (loss) on the Fund's consolidated Statement of Operations.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$20,599,772,698
Investments in securities, at value - affiliated issuers	172,086,007
Restricted cash	23,671
Foreign currency held at value	9,485,008
Receivable for investments sold	28,934,457
Receivable for fund shares sold	13,794,569
Dividends receivable	2,281,027
Interest receivable	39,957
Distributions receivable from affiliated funds	547,612
Other receivables	579,770
Total assets	20,827,544,776
Liabilities
Payable to custodian bank	245,730
Payable for investments purchased	26,877,014
Payable for fund shares redeemed	17,946,750
Accrued management fee	7,831,307
Other payables and accrued expenses	4,605,039
Collateral on securities loaned	150,555,051
Total liabilities	208,060,891
Net Assets	$20,619,483,885
Net assets consist of:
Paid in capital	8,744,228,032
Total accumulated earnings (loss)	11,875,255,853
Net Assets	$20,619,483,885

Net Asset Value and Maximum Offering
Net Asset Value, offering price and redemption price per share ($20,619,483,885/425,846,467 shares)	$48.42

Other Information
Unaffiliated issuers, cost	9,840,351,540
Affiliated issuers, cost	172,083,854
Foreign currency holdings, cost	9,452,216
Securities loaned, market value	267,490,837
Consolidated Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$70,320,474
Dividends - affiliated issuers	7,242,568
Security lending income - unaffiliated issuers	59,893
Interest	152,306
Total investment income	77,775,241
Expenses
Management fee	83,608,923
Independent trustees' fees and expenses	61,883
Interest	35,336
Total expenses	83,706,142
Expense reimbursements and reductions	(8,724)
Total expenses after reductions	83,697,418
Net investment income (loss)	(5,922,177)
Net realized gain (loss)
Investments - unaffiliated issuers	1,214,910,379
Investments - affiliated issuers	(7,922)
Redemptions in-kind	258,661,225
Foreign currency transactions	221,881
Net realized gain (loss)	1,473,785,563
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	1,847,491,033
Investments - affiliated issuers	2,153
Assets and liabilities in foreign currencies	48,140
Total change in net unrealized appreciation (depreciation)	1,847,541,326
Net gain (loss)	3,321,326,889
Net increase (decrease) in net assets resulting from operations	$3,315,404,712
Other Information
Income from securities lending - Affiliated Issuers	352,212
Realized gain loss on foreign taxes	(3,115,820)
Change in unrealized gain loss on foreign taxes	838,105

Consolidated Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(5,922,177)	$22,201,973
Net realized gain (loss)	1,473,785,563	589,415,876
Change in net unrealized appreciation (depreciation)	1,847,541,326	2,991,685,301
Net increase (decrease) in net assets resulting from operations	3,315,404,712	3,603,303,150
Distributions to shareholders
Distributions to shareholders	(176,438,573)	(107,111,324)
Total distributions	(176,438,573)	(107,111,324)
Net increase (decrease) in net assets resulting from share transactions	281,931,087	(1,751,081,223)
Total increase (decrease) in net assets	3,420,897,226	1,745,110,603
Net Assets
Beginning of period	17,198,586,659	15,453,476,056
End of period	$20,619,483,885	$17,198,586,659
Consolidated Financial Highlights
Fidelity® Blue Chip Growth K6 Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$40.74	$32.71	$25.32	$20.19	$27.89
Income from Investment Operations
Net investment income (loss) A, B	(.01)	.05	.12	.05	- C
Net realized and unrealized gain (loss)	8.12	8.21	7.34	5.10	(5.83)
Total from investment operations	8.11	8.26	7.46	5.15	(5.83)
Distributions
Distributions from net investment income	(.02)	(.23)	(.07)	(.02)	-
Distributions from net realized gain	(.41)	-	-	-	(1.87)
Total distributions	(.43)	(.23)	(.07)	(.02)	(1.87)
Net asset value, end of period	$48.42	$40.74	$32.71	$25.32	$20.19
Total Return D	20.05%	25.38%	29.54%	25.55%	(22.62)%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.45%	.45%	.45%	.45%	.45%
Ratio of expenses to average net assets net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Ratio of expenses to average net assets net of all reductions, if any	.45%	.45%	.45%	.45%	.45%
Ratio of net investment income (loss) to average net assets	(.03)%	.14%	.43%	.23%	.01%
Net assets, end of period	$20,619,483,885	$17,198,586,659	$15,453,476,056	$9,888,912,041	$6,821,284,481
Portfolio turnover rate H	33% G	34% G	17% G	24% G	37% G

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GPortfolio turnover rate excludes securities received or delivered in-kind.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Consolidated Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® Blue Chip Growth K6 Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's consolidated financial statements and consolidated financial highlights. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Convertible Corporate Bonds and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities  may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For any foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities  are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Common Stocks	$88,631,059	Discounted cash flow	Discount rate	3.9% - 20.0% / 12.1%	Decrease
			Term	0.4 - 11.9 / 2.6	Increase
			Probability rate	2.5% - 90.0% / 64.9%	Increase
		Market approach	Transaction price	$16.84	Increase
			Discount rate	80.00%	Decrease
		Recovery value	Recovery value	$0.00	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	0.9 - 31.1 / 9.2	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	23.5	Increase
			Enterprise value/Net income multiple (EV/NI)	29.5 - 38.2 / 32.0	Increase
		Black scholes	Discount rate	4.0% - 4.4% / 4.3%	Increase
			Term	1.0 - 5.0 / 3.2	Increase
			Volatility	70.0% - 80.0% / 71.4%	Increase
		Book value	Book value multiple	1.3	Increase
Convertible Preferred Stocks	$360,436,250	Market approach	Transaction price	$0.90 - $502.90 / $76.60	Increase
			Discount rate	5.0% - 15.0% / 12.7%	Decrease
			Conversion ratio	1.5	Increase
			Premium rate	20.0% - 70.0% / 43.5%	Increase
		Recovery value	Recovery value	$0.00	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	0.8 - 51.7 / 18.6	Increase
			Enterprise value/Gross profit multiple (EV/GP)	9.3 - 12.0 / 11.7	Increase
		Black scholes	Discount rate	4.3% - 4.4% / 4.4%	Increase
			Term	2.0 - 5.0 / 3.6	Increase
			Volatility	40.0% - 90.0% / 70.4%	Increase
Convertible Corporate Bonds	$721,656	Discounted cash flow	Discount rate	20.0% - 25.3% / 22.6%	Decrease
			Probability rate	0.0% - 70.0% / 26.7%	Increase
		Black scholes	Discount rate	3.8% - 3.9% / 3.8%	Increase
			Term	0.1 - 0.2 / 0.1	Increase
			Volatility	40.0% - 80.0% / 60.0%	Increase
Preferred Securities	$1,381,890	Discounted cash flow	Discount rate	17.6% - 37.9% / 29.4%	Decrease
			Term	1.0 - 3.7 / 2.8	Increase
			Probability rate	0.0% - 95.0% / 33.3%	Increase
		Recovery value	Recovery value	$8.93	Increase

* Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end, as well as a roll forward of Level 3 instruments, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Fund is subject to a tax imposed on capital gains by certain countries in which the Fund invests. Any estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the applicable Fund's Consolidated Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

Capital accounts within the Consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: certain foreign taxes, foreign currency transactions, losses deferred due to excise tax regulations, partnerships, passive foreign investment companies (PFIC), redemptions in-kind, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® Blue Chip Growth K6 Fund	10,059,461,469	11,322,413,212	(610,015,976)	10,712,397,236

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® Blue Chip Growth K6 Fund	1,186,427,125	10,712,447,901

The Fund intends to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2025 to July 31, 2026, and/or ordinary losses recognized during the period January 1, 2026 to July 31, 2026. Loss deferrals were as follows:

	Capital losses ($)	Ordinary losses ($)
Fidelity® Blue Chip Growth K6 Fund	-	19,395,613

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Blue Chip Growth K6 Fund	7,798,638	168,639,935	176,438,573

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Blue Chip Growth K6 Fund	107,111,324	-	107,111,324

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Consolidated Subsidiary.
Certain investments are held through a wholly-owned subsidiary (Subsidiary), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	Amount ($)	% of Total Assets
Fidelity ® Blue Chip Growth K6 Fund	13,493,559	0.07

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as deferred taxes in the Consolidated Statement of Assets and Liabilities and included in change in net unrealized appreciation (depreciation) on investment securities in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as restricted cash in the Consolidated Statement of Assets and Liabilities, if applicable.

  3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® Blue Chip Growth K6 Fund	6,637,235,300	6,071,292,700

Unaffiliated Redemptions In-Kind. Unaffiliated shareholders that redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The total net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Consolidated Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

July 31, 2026
	Shares	Net realized gain or loss on Affiliated Issuers ($)	Net realized gain or loss on Unaffiliated Issuers ($)	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity® Blue Chip Growth K6 Fund	8,841,487	-	258,661,225	258,661,225	382,760,689

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Unaffiliated shareholders that redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity® Blue Chip Growth K6 Fund	17,234,936	349,420,316	575,938,420

  4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services.

For these services, the fund pays a monthly management fee to the investment adviser.

The management fee is based on an annual management fee rate of the fund's average net assets as presented in the table below.

Management Fee Rate %
Fidelity® Blue Chip Growth K6 Fund	0.45

Under the management contract, the investment adviser pays all other operating expenses, except fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® Blue Chip Growth K6 Fund	88,257

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds.

At period end, there were no interfund loans outstanding.

Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate (%)	Interest expense ($)
Fidelity® Blue Chip Growth K6 Fund	Borrower	20,486,375	3.88	35,336

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® Blue Chip Growth K6 Fund	732,598,228	349,252,880	52,609,646

  5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  6. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Consolidated Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Consolidated Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® Blue Chip Growth K6 Fund	44,363	807	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Consolidated Schedule of Investments or Consolidated Statement of Assets and Liabilities.

Amount ($)
Fidelity® Blue Chip Growth K6 Fund	127,450,225

  7. Expense Reductions.
Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® Blue Chip Growth K6 Fund	8,724

  8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025

Fidelity® Blue Chip Growth K6 Fund
Fidelity® Blue Chip Growth K6 Fund	176,438,573	107,111,324
Total	176,438,573	107,111,324

  9. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® Blue Chip Growth K6 Fund
Shares sold	108,453,531	103,008,293	4,864,369,536	3,649,025,767
Reinvestment of distributions	4,133,003	3,133,661	175,654,174	106,831,062
Shares redeemed	(108,873,299)	(156,451,624)	(4,758,092,623)	(5,506,938,052)
Net increase (decrease)	3,713,235	(50,309,670)	281,931,087	(1,751,081,223)

  10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

  11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Blue Chip Growth K6 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Fidelity Blue Chip Growth K6 Fund (the "Fund"), a fund of Fidelity Securities Fund, including the consolidated schedule of investments, as of July 31, 2026, the related consolidated statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 15, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2026, $1,201,096,786, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the consolidated financial statements for each Fund as part of Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Blue Chip Growth K6 Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2026 meeting, the Board of Trustees voted to continue the fund's Advisory Contracts, without modification, for two months from June 1, 2026 through July 31, 2026. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2026, with the understanding that the Board would consider the annual renewal for a full one year period in July 2026.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and its applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account and market information over the Internet, via Fidelity's mobile app and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity using portfolio attributes from Morningstar and combining similar Morningstar Categories that have comparable investment mandates and Morningstar distribution attributes. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or waivers) relative to funds and classes in the total peer group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the total peer group that are generally similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the total peer group; and (iv) total expense comparisons of the fund relative to funds and classes in the asset-sized peer group. The total peer group and asset-sized peer group total expense comparisons include fund-paid 12b-1 fees, reimbursements, waivers, and acquired fund fees and expenses, and exclude performance adjustments.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity other than the fund, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar investment mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) and their shareholders have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also considered that shareholders benefit from pricing funds at scale from inception. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the most recent findings of the committee.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.9884007.109
BCFK6-ANN-0926
Fidelity® Blue Chip Growth Fund

Annual Report
July 31, 2026
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Blue Chip Growth Fund
Consolidated Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 98.0%
	Shares	Value ($)
BELGIUM - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
Neurona Therapeutics Inc (d)(e)	1,902,800	57,084
Neurona Therapeutics Inc (d)(e)	1,902,800	19
Neurona Therapeutics Inc escrow shares (d)(e)	1,902,800	285,420
Neurona Therapeutics Inc milestone 1 rights (b)(e)	1,902,800	570,840
Neurona Therapeutics Inc milestone 2 rights (b)(d)(e)	1,902,800	19,028
Neurona Therapeutics Inc milestone 3 rights (b)(d)(e)	1,902,800	19,028
Neurona Therapeutics Inc milestone 4 rights (b)(d)(e)	1,902,800	19,028
		970,447
Pharmaceuticals - 0.0%
UCB SA	149,300	38,375,644
TOTAL BELGIUM		39,346,091
BURKINA FASO - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
IAMGOLD Corp (United States) (b)	2,778,128	39,421,636
CANADA - 1.3%
Consumer Discretionary - 0.3%
Specialty Retail - 0.3%
Aritzia Inc Subordinate Voting Shares (b)	3,329,165	331,717,207
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Suncor Energy Inc	1,264,456	84,913,427
Health Care - 0.0%
Pharmaceuticals - 0.0%
Apotex Health Corp	666,700	17,406,441
Information Technology - 0.9%
Electronic Equipment, Instruments & Components - 0.7%
Celestica Inc (United States) (b)	1,823,595	604,412,328
IT Services - 0.2%
Shopify Inc Class A (b)	1,642,111	192,318,568
Software - 0.0%
Taalas Inc warrants (b)(d)(e)	554,030	1,983,427
TOTAL INFORMATION TECHNOLOGY		798,714,323
Materials - 0.0%
Metals & Mining - 0.0%
Agnico Eagle Mines Ltd/CA (United States) (c)	194,013	28,184,269
G Mining Ventures Corp (b)	75,000	2,286,086
TOTAL MATERIALS		30,470,355
TOTAL CANADA		1,263,221,753
CHINA - 0.0%
Financials - 0.0%
Financial Services - 0.0%
Ant International Co Ltd Class C (d)(e)	3,214,400	4,982,320
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Montage Technology Co Ltd H Shares (c)	96,700	3,316,880
TOTAL CHINA		8,299,200
DENMARK - 0.1%
Health Care - 0.1%
Biotechnology - 0.1%
Ascendis Pharma A/S (b)	413,513	100,859,956
FINLAND - 0.2%
Consumer Discretionary - 0.2%
Textiles, Apparel & Luxury Goods - 0.2%
Amer Sports Inc (b)	5,773,501	205,017,021
GERMANY - 0.1%
Consumer Discretionary - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
Adidas AG	305,500	56,524,569
Financials - 0.0%
Financial Services - 0.0%
Trade Republic Bank GmbH (d)(e)(g)	132,600	17,827,508
Industrials - 0.0%
Electrical Equipment - 0.0%
Innio NV (c)	610,900	14,918,177
TOTAL GERMANY		89,270,254
INDIA - 0.3%
Consumer Staples - 0.0%
Food Products - 0.0%
Patanjali Foods Ltd	2,016,936	7,494,860
Financials - 0.1%
Capital Markets - 0.1%
Authum Investment & Infrastucture Ltd	25,045,170	141,562,755
Health Care - 0.1%
Health Care Providers & Services - 0.0%
Manipal Health Enterprises Ltd (f)	650,550	4,023,739
Manipal Health Enterprises Ltd (f)	650,550	4,023,739
Max Healthcare Institute Ltd	1,343,300	15,464,853
		23,512,331
Life Sciences Tools & Services - 0.1%
Onesource Specialty Pharma Ltd (b)	2,020,423	34,289,125
TOTAL HEALTH CARE		57,801,456
Materials - 0.1%
Metals & Mining - 0.1%
Welspun Corp Ltd	5,004,153	86,564,336
TOTAL INDIA		293,423,407
ISRAEL - 0.0%
Financials - 0.0%
Financial Services - 0.0%
Rapyd Financial Network 2016 Ltd (b)(d)(e)	204,327	8,612,383
Rapyd Financial Network 2016 Ltd warrants 3/5/2038 (b)(d)(e)	4,241	42,156
TOTAL FINANCIALS		8,654,539
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Xsight Labs Ltd warrants 7/24/2032 (b)(d)(e)	713,512	5,743,771
TOTAL ISRAEL		14,398,310
ITALY - 0.0%
Consumer Discretionary - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Lottomatica Group Spa	1,537,700	41,634,707
JAPAN - 0.3%
Consumer Discretionary - 0.0%
Household Durables - 0.0%
Panasonic Holdings Corp	1,109,027	29,325,410
Information Technology - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
Kioxia Holdings Corp (b)	800,800	223,212,141
TOTAL JAPAN		252,537,551
KOREA (SOUTH) - 0.4%
Information Technology - 0.4%
Semiconductors & Semiconductor Equipment - 0.4%
SK Hynix Inc	194,880	218,668,546
SK Hynix Inc ADR (c)	1,149,500	165,217,635

TOTAL KOREA (SOUTH)		383,886,181
NETHERLANDS - 0.4%
Health Care - 0.1%
Biotechnology - 0.1%
Argenx SE ADR (b)	61,591	52,587,628
Information Technology - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
ASML Holding NV depository receipt	161,600	263,246,400
NXP Semiconductors NV	249,332	57,136,921
TOTAL INFORMATION TECHNOLOGY		320,383,321
TOTAL NETHERLANDS		372,970,949
SINGAPORE - 0.1%
Consumer Discretionary - 0.1%
Broadline Retail - 0.1%
Sea Ltd Class A ADR (b)	413,000	44,083,620
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
STMicroelectronics NV depository receipt	403,200	21,123,648
TOTAL SINGAPORE		65,207,268
TAIWAN - 1.2%
Information Technology - 1.2%
Electronic Equipment, Instruments & Components - 0.0%
Delta Electronics Inc	601,000	29,581,496
Semiconductors & Semiconductor Equipment - 1.2%
ASE Technology Holding Co Ltd ADR	276,800	9,735,056
Silicon Motion Technology Corp ADR	74,400	18,867,840
Taiwan Semiconductor Manufacturing Co Ltd ADR	2,746,727	1,110,364,390
		1,138,967,286
TOTAL TAIWAN		1,168,548,782
UNITED KINGDOM - 0.2%
Consumer Staples - 0.1%
Tobacco - 0.1%
British American Tobacco PLC ADR	1,204,872	73,075,487
Financials - 0.1%
Banks - 0.1%
Barclays PLC ADR	1,784,100	49,062,750
Financial Services - 0.0%
Revolut Group Holdings Ltd (b)(d)(e)	20,949	40,259,160
TOTAL FINANCIALS		89,321,910
Industrials - 0.0%
Electrical Equipment - 0.0%
DPC Holdings PLC (c)	147,500	6,726,000
TOTAL UNITED KINGDOM		169,123,397
UNITED STATES - 93.4%
Communication Services - 15.8%
Diversified Telecommunication Services - 3.1%
Space Exploration Technologies Corp (f)	25,379,480	2,750,374,248
Space Exploration Technologies Corp (f)	3,160,172	325,344,448
Space Exploration Technologies Corp Class A (c)	223,678	24,239,984
		3,099,958,680
Entertainment - 0.6%
Netflix Inc (b)	6,908,361	495,398,567
ROBLOX Corp Class A (b)	3,191,966	113,633,990
Sphere Entertainment Co Class A (b)(c)	167,526	23,998,099
		633,030,656
Interactive Media & Services - 12.1%
Alphabet Inc Class A	25,603,244	9,118,083,286
Alphabet Inc Class C	723,000	257,857,950
Epic Games Inc (b)(d)(e)	6,131	2,499,425
Meta Platforms Inc Class A	4,077,784	2,270,143,131
Reddit Inc Class A (b)	993,400	139,741,578
Snap Inc Class A (b)(c)	9,774,022	45,840,163
		11,834,165,533
Media - 0.0%
Fox Corp Class A	384,900	22,412,727
TOTAL COMMUNICATION SERVICES		15,589,567,596
Consumer Discretionary - 12.9%
Automobiles - 1.3%
Rad Power Bikes Inc (b)(d)(e)	928,091	9
Rad Power Bikes Inc warrants 10/6/2033 (b)(d)(e)	980,651	10
Rivian Automotive Inc Class A (b)(c)	2,739,790	41,699,604
Tesla Inc (b)	3,940,092	1,226,196,031
		1,267,895,654
Broadline Retail - 5.9%
Amazon.com Inc (b)	21,090,081	5,727,644,198
Ollie's Bargain Outlet Holdings Inc (b)	218,200	16,031,154
		5,743,675,352
Hotels, Restaurants & Leisure - 2.3%
Brinker International Inc (b)	1,641,248	350,734,698
Carnival Corp Ltd	1,071,512	29,798,749
Cava Group Inc (b)(c)	526,891	34,369,100
Chipotle Mexican Grill Inc (b)	8,238,692	306,644,116
DoorDash Inc Class A (b)	1,364,304	267,621,873
Dutch Bros Inc Class A (b)(c)	1,358,846	89,452,832
Hilton Worldwide Holdings Inc	542,859	173,980,881
Jersey Mike's Subs Inc Class A	211,100	4,855,299
Marriott International Inc/MD Class A1	403,697	150,510,353
Starbucks Corp	4,739,501	498,832,480
Sweetgreen Inc Class A (b)(c)	607,330	3,917,278
Texas Roadhouse Inc	334,265	68,671,402
Viking Holdings Ltd (b)	292,079	30,478,444
Wingstop Inc (c)	609,771	78,959,247
Wynn Resorts Ltd	1,666,382	165,488,396
		2,254,315,148
Household Durables - 0.8%
Garmin Ltd	66,000	19,389,480
SharkNinja Inc (b)(c)	4,716,775	763,032,692
		782,422,172
Specialty Retail - 2.4%
Bath & Body Works Inc	2,366,938	47,622,793
Carvana Co Class A (b)	5,337,165	332,825,610
Fanatics Inc Class A (b)(d)(e)	1,938,909	190,090,638
Floor & Decor Holdings Inc Class A (b)	1,015,262	58,448,633
Home Depot Inc/The	264,721	87,876,783
Lowe's Cos Inc	1,597,145	331,902,702
RH (b)(c)(i)	1,180,819	195,449,161
Ross Stores Inc	945,477	237,380,910
TJX Cos Inc/The	1,886,550	296,829,777
Urban Outfitters Inc (b)	462,645	34,319,006
Victoria's Secret & Co (b)(c)	3,658,679	324,451,654
Warby Parker Inc Class A (b)	4,605,777	122,928,188
Wayfair Inc Class A (b)	1,769,481	150,228,937
		2,410,354,792
Textiles, Apparel & Luxury Goods - 0.2%
Capri Holdings Ltd (b)	649,575	10,347,730
PVH Corp	1,117,005	96,799,654
Ralph Lauren Corp Class A	106,362	40,453,723
Reformation Inc	171,400	2,780,108
Tapestry Inc	409,649	62,418,218
Tory Burch LLC Class A (b)(d)(e)(g)	293,611	9,322,149
		222,121,582
TOTAL CONSUMER DISCRETIONARY		12,680,784,700
Consumer Staples - 0.9%
Beverages - 0.1%
Celsius Holdings Inc (b)(c)	1,807,299	52,791,204
Coca-Cola Co/The	443,200	38,819,888
		91,611,092
Consumer Staples Distribution & Retail - 0.7%
BJ's Wholesale Club Holdings Inc (b)	170,837	16,704,442
Chobani Inc Class A (d)(e)(g)	3,602	16,677,188
Costco Wholesale Corp	71,141	67,718,406
Sprouts Farmers Market Inc (b)	744,290	64,872,316
Target Corp	3,498,109	505,441,770
		671,414,122
Food Products - 0.0%
Real Good Food Co LLC /The Class B (b)(e)	105,173	0
Real Good Food Co LLC /The Class B unit (b)(h)	105,173	70,466
		70,466
Household Products - 0.0%
Kimberly-Clark Corp (c)	631,458	69,024,674
Personal Care Products - 0.0%
elf Beauty Inc (b)(c)	135,700	11,248,173
Tobacco - 0.1%
JUUL Labs Inc Class A (b)(d)(e)	48,026,139	92,690,449
JUUL Labs Inc Class B (b)(d)(e)	6,625	12,786
		92,703,235
TOTAL CONSUMER STAPLES		936,071,762
Energy - 0.1%
Energy Equipment & Services - 0.0%
WaterBridge Infrastructure LLC Class A	425,519	14,561,260
Oil, Gas & Consumable Fuels - 0.1%
ExxonMobil Holdings Corp	680,087	105,712,723
TOTAL ENERGY		120,273,983
Financials - 2.1%
Banks - 0.1%
Bank of America Corp	864,800	53,574,360
Citigroup Inc	198,300	26,264,835
JPMorgan Chase & Co	79,000	27,791,410
		107,630,605
Capital Markets - 0.6%
Goldman Sachs Group Inc/The	203,819	207,565,193
Morgan Stanley	506,535	106,585,095
Robinhood Markets Inc Class A (b)	3,361,809	290,998,187
		605,148,475
Consumer Finance - 0.1%
Dave Inc Class A (b)(c)	55,988	20,866,167
Figure Technology Solutions Inc Class A (c)	1,615,682	40,246,639
		61,112,806
Financial Services - 1.3%
Affirm Holdings Inc Class A (b)	2,758,423	197,254,829
Mastercard Inc Class A	1,420,542	814,112,621
Remitly Global Inc (b)	696,998	15,870,644
Rocket Cos Inc Class A (b)(c)	1,742,926	22,483,745
Stripe Global Holdings Inc (d)(e)	173,600	11,454,128
Visa Inc Class A	603,115	220,818,495
		1,281,994,462
Insurance - 0.0%
MetLife Inc	215,900	20,754,467
Prudential Financial Inc	169,600	20,704,768
		41,459,235
TOTAL FINANCIALS		2,097,345,583
Health Care - 5.4%
Biotechnology - 1.3%
AbbVie Inc	1,498,360	375,998,458
Alnylam Pharmaceuticals Inc (b)	442,665	90,976,511
Cibus Inc Class A (b)	713,362	1,376,789
Gilead Sciences Inc	3,948,956	514,193,562
Hemab Therapeutics Holdings Inc	236,200	11,231,310
Insmed Inc (b)	357,400	35,239,640
Janux Therapeutics Inc (b)	230,774	3,500,842
Kailera Therapeutics Inc (b)	587,097	9,945,423
Kymera Therapeutics Inc (b)	115,600	11,953,040
Legend Biotech Corp ADR (b)	484,043	8,978,998
Moderna Inc (b)	953,787	52,286,603
Oruka Therapeutics Inc (b)	129,200	12,469,092
Parabilis Medicines Inc	89,581	3,043,962
Praxis Precision Medicines Inc (b)	65,068	20,029,882
Revolution Medicines Inc (b)	170,500	31,973,865
Roivant Sciences Ltd (b)	819,496	27,789,109
Scholar Rock Holding Corp (b)	410,031	19,392,416
Travere Therapeutics Inc (b)	913,923	51,079,156
Vaxcyte Inc (b)	160,586	8,684,491
		1,290,143,149
Health Care Equipment & Supplies - 0.1%
Blink Health LLC Class A1 (b)(d)(e)	63,681	2,397,590
Kestra Medical Technologies Ltd (b)	433,259	9,891,303
Medline Inc Class A	1,698,871	66,731,653
		79,020,546
Health Care Providers & Services - 0.7%
CVS Health Corp	319,800	33,396,714
Guardant Health Inc (b)	497,232	80,546,612
UnitedHealth Group Inc	1,502,663	622,703,547
		736,646,873
Health Care Technology - 0.0%
HeartFlow Inc (b)	307,741	7,764,305
Life Sciences Tools & Services - 0.1%
Danaher Corp	155,700	30,358,386
Thermo Fisher Scientific Inc	16,900	9,705,670
Veterinary Emergency Group (b)(d)(e)(g)	524,494	51,636,434
		91,700,490
Pharmaceuticals - 3.2%
Avalyn Pharma Inc	281,300	8,098,627
Definium Therapeutics Inc (b)	449,300	19,553,536
Elanco Animal Health Inc (b)	749,072	19,753,029
Eli Lilly & Co	2,311,528	2,655,575,828
Enliven Therapeutics Inc (b)	357,900	19,616,499
Jazz Pharmaceuticals PLC (b)	137,971	34,887,347
Johnson & Johnson	852,105	218,437,117
Kardigan Inc	352,100	7,330,722
Roche Holding AG	66,069	28,897,271
Seaport Therapeutics Inc (b)	235,900	4,826,513
Viatris Inc	4,623,447	81,187,729
		3,098,164,218
TOTAL HEALTH CARE		5,303,439,581
Industrials - 5.3%
Aerospace & Defense - 2.0%
Anduril Industries Inc Class B (b)(d)(e)	27,087	1,867,649
Anduril Industries Inc Class C (b)(d)(e)	13	896
Applied Aerospace & Defense Inc	515,500	9,639,850
Arxis Inc Class A (c)	259,633	14,098,072
ATI Inc (b)	223,273	41,850,291
Axon Enterprise Inc (b)	358,095	188,988,217
Beta Technologies Inc Class A (b)	1,249,034	23,644,214
Boeing Co (b)	2,496,004	539,486,305
Carpenter Technology Corp	391,297	203,341,399
FTAI Aviation Ltd (c)	659,285	135,812,710
GE Aerospace	1,147,004	413,001,730
Hawkeye 360 Inc	171,000	3,625,200
Howmet Aerospace Inc	1,196,181	337,634,049
Relativity Space Inc (b)(d)(e)	34,453	36,865
Woodward Inc	46,023	16,602,797
		1,929,630,244
Building Products - 0.0%
Madison Air Solutions Corp Class A	831,597	24,166,209
Construction & Engineering - 0.6%
Comfort Systems USA Inc	290,283	502,099,602
IES Holdings Inc (b)	87,718	65,309,560
Sterling Infrastructure Inc (b)	50,935	30,396,480
		597,805,642
Electrical Equipment - 1.0%
Bloom Energy Corp Class A (b)	444,624	91,508,065
Empower Semiconductor Inc (d)(e)	1,263,700	139,007
Forgent Power Solutions Inc Class A	1,070,303	35,608,981
GE Vernova Inc	726,068	719,017,880
Nextpower Inc Class A (b)	906,477	81,465,088
Regal Rexnord Corp	191,235	39,247,159
Vertiv Holdings Co Class A	207,700	50,174,089
		1,017,160,269
Ground Transportation - 0.3%
Neutron Holdings Inc (d)(f)	1,753,439	51,796,588
Neutron Holdings Inc (b)(c)	401,000	11,845,540
Old Dominion Freight Line Inc	168,743	35,797,140
Uber Technologies Inc (b)	1,721,700	121,138,812
XPO Inc (b)	310,550	62,411,234
		282,989,314
Industrial Conglomerates - 0.0%
3M Co	116,300	20,501,363
Machinery - 0.5%
Caterpillar Inc	307,333	250,418,002
Cummins Inc	205,319	130,213,310
PACCAR Inc	574,696	76,250,665
Parker-Hannifin Corp	10,800	10,546,524
RBC Bearings Inc (b)	74,367	40,999,271
Terex Corp	403,697	25,368,319
		533,796,091
Passenger Airlines - 0.8%
Delta Air Lines Inc	4,632,642	405,078,217
United Airlines Holdings Inc (b)	3,164,568	383,957,035
		789,035,252
Trading Companies & Distributors - 0.1%
Ferguson Enterprises Inc	170,927	40,053,324
United Rentals Inc	32,000	34,536,320
		74,589,644
TOTAL INDUSTRIALS		5,269,674,028
Information Technology - 50.2%
Communications Equipment - 0.6%
Arista Networks Inc (b)	457,557	82,520,405
Ciena Corp (b)	157,496	59,383,867
Lumentum Holdings Inc (b)	612,742	437,461,023
		579,365,295
Electronic Equipment, Instruments & Components - 1.1%
Amphenol Corp Class A	1,785,694	286,961,026
Coherent Corp (b)	824,786	216,827,992
Corning Inc	1,216,584	168,192,738
Flex Ltd (b)	971,000	110,451,250
Jabil Inc	396,395	124,884,245
TD SYNNEX Corp	310,460	79,384,621
TTM Technologies Inc (b)	768,816	88,752,119
		1,075,453,991
IT Services - 0.9%
Cloudflare Inc Class A (b)	1,246,546	347,761,403
MongoDB Inc Class A (b)	63,600	21,463,728
Snowflake Inc (b)	339,100	99,451,248
Twilio Inc Class A (b)	2,169,893	428,228,384
		896,904,763
Semiconductors & Semiconductor Equipment - 26.3%
Advanced Micro Devices Inc (b)	2,263,600	1,077,813,140
Applied Materials Inc	603,700	306,480,379
Astera Labs Inc (b)	1,871,470	582,457,608
Broadcom Inc	11,070,128	4,309,379,428
Cerebras Systems Inc (f)	1,109,600	209,464,185
Cerebras Systems Inc Class A (b)	254,500	50,571,695
GlobalFoundries Inc	1,087,691	54,373,673
Intel Corp (b)	1,306,300	117,828,260
KLA Corp	667,100	121,959,222
Lam Research Corp	1,655,100	484,977,402
MACOM Technology Solutions Holdings Inc (b)	413,822	104,051,404
Marvell Technology Inc	4,964,090	931,064,720
Micron Technology Inc	2,337,500	1,923,832,625
Monolithic Power Systems Inc	629,056	897,052,728
NVIDIA Corp	72,382,695	14,530,826,022
ON Semiconductor Corp (b)	1,122,100	91,574,581
Penguin Solutions Inc (b)	384,432	20,232,656
SiTime Corp (b)	30,300	16,216,560
Teradyne Inc	161,900	59,529,011
		25,889,685,299
Software - 8.3%
Applied Intuition Inc Class A (b)(d)(e)	33,762	3,082,471
AppLovin Corp Class A (b)	2,807,641	1,111,545,072
Atom Tickets LLC (b)(d)(e)(g)	1,204,239	12
Aurora Innovation Inc Class A (b)(c)	2,909,735	18,767,791
Braze Inc Class A (b)	593,377	14,786,955
Canva Inc Class A (b)(d)(e)	27,100	37,525,370
Celestial AI Inc (Milestone 1) rights (b)(d)(e)	1,397,341	4,820,826
Celestial AI Inc (Milestone 2) rights (b)(d)(e)	1,397,341	2,696,868
Celestial AI Inc (Milestone 3) rights (b)(d)(e)	1,397,341	572,910
Celestial AI Inc escrow shares (d)(e)	1,397,341	14
Crowdstrike Holdings Inc Class A (b)	3,012,856	575,033,696
Datadog Inc Class A (b)	199,400	53,433,218
Figma Inc Class A (b)(c)	1,160,300	28,218,496
Klaviyo Inc Class A (b)(c)	1,070,412	19,096,150
Microsoft Corp	10,625,814	4,938,028,282
OpenAI Group Pbc Class A (d)(e)	56,300	38,716,947
Oracle Corp	2,754,179	357,685,227
Palantir Technologies Inc Class A (b)	2,656,108	326,860,650
Palo Alto Networks Inc (b)	1,524,300	505,808,469
Salesforce Inc	343,432	63,198,357
ServiceNow Inc (b)	539,600	60,019,708
ServiceTitan Inc Class A (b)	340,100	28,248,706
Tanium Inc Class B (b)(d)(e)	554,900	4,550,180
Via Transportation Inc Class A (b)(c)	942,486	19,170,165
		8,211,866,540
Technology Hardware, Storage & Peripherals - 13.0%
Apple Inc	29,637,243	9,155,240,735
Dell Technologies Inc Class C	501,593	203,330,754
Sandisk Corp (b)	1,019,443	1,238,449,940
Seagate Technology Holdings PLC	698,586	598,080,432
Western Digital Corp	2,933,512	1,598,294,678
		12,793,396,539
TOTAL INFORMATION TECHNOLOGY		49,446,672,427
Materials - 0.1%
Construction Materials - 0.1%
James Hardie Industries PLC (b)	2,394,417	62,949,223
Real Estate - 0.6%
Health Care REITs - 0.6%
Welltower Inc	2,489,565	583,653,619
Real Estate Management & Development - 0.0%
Compass Inc Class A (b)	3,737,227	42,567,015
TOTAL REAL ESTATE		626,220,634
Utilities - 0.0%
Electric Utilities - 0.0%
Entergy Corp	421,259	45,335,894
TOTAL UNITED STATES		92,178,335,411
ZAMBIA - 0.0%
Materials - 0.0%
Metals & Mining - 0.0%
First Quantum Minerals Ltd (b)	1,579,316	43,779,448
TOTAL COMMON STOCKS (Cost $37,280,285,557)		96,729,281,322

Convertible Corporate Bonds - 0.0%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.0%
Financials - 0.0%
Financial Services - 0.0%
Tenstorrent Holdings Inc 15% 12/31/2026 (d)(e) (Cost $2,948,900)	2,948,900	3,450,213

Convertible Preferred Stocks - 1.9%
	Shares	Value ($)
CANADA - 0.0%
Information Technology - 0.0%
Software - 0.0%
Taalas Inc Series B (b)(d)(e)	164,500	22,928,010
CHINA - 0.1%
Communication Services - 0.1%
Interactive Media & Services - 0.1%
Bytedance Ltd Series E1 (b)(d)(e)	293,038	96,840,268
ESTONIA - 0.0%
Information Technology - 0.0%
Software - 0.0%
Bolt Technology OU Series E (b)(d)(e)	170,267	34,405,252
INDIA - 0.0%
Consumer Discretionary - 0.0%
Specialty Retail - 0.0%
Valuedrive Technologies Pvt Ltd Series A (d)(e)	1,631	2,494,435
Valuedrive Technologies Pvt Ltd Series B (d)(e)	3,283	5,020,988
Valuedrive Technologies Pvt Ltd Series C (d)(e)	14	21,411
Valuedrive Technologies Pvt Ltd Series C1 (d)(e)	12	18,353
Valuedrive Technologies Pvt Ltd Series G (d)(e)	21,019,000	8,928,504
Valuedrive Technologies Pvt Ltd Series S2 (d)(e)	795	1,215,865

TOTAL INDIA		17,699,556
ISRAEL - 0.1%
Financials - 0.0%
Financial Services - 0.0%
Rapyd Financial Network 2016 Ltd Series F (b)(d)(e)	14,138	573,437
Industrials - 0.0%
Electrical Equipment - 0.0%
Element Labs Inc Series A (b)(d)(e)	932,003	21,883,430
Element Labs Inc Series B (b)(d)(e)	674,000	16,263,620
TOTAL INDUSTRIALS		38,147,050
Information Technology - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Xsight Labs Ltd Series D (b)(d)(e)	1,192,000	15,269,520
Xsight Labs Ltd Series F (b)(d)(e)	2,378,372	24,711,286
TOTAL INFORMATION TECHNOLOGY		39,980,806
TOTAL ISRAEL		78,701,293
UNITED KINGDOM - 0.0%
Information Technology - 0.0%
Software - 0.0%
Nscale Limited Series B (d)(e)	342,000	7,161,480
UNITED STATES - 1.7%
Consumer Discretionary - 0.0%
Automobiles - 0.0%
Rad Power Bikes Inc Series A (b)(d)(e)	120,997	1
Rad Power Bikes Inc Series C (b)(d)(e)	476,111	5
Rad Power Bikes Inc Series D (b)(d)(e)	867,000	9
Waymo LLC Series A2 (b)(d)(e)	81,316	13,720,448
Waymo LLC Series C2 (b)(d)(e)	149,427	24,553,845
		38,274,308
Hotels, Restaurants & Leisure - 0.0%
Discord Inc Series I (b)(d)(e)	61,000	1,434,110
TOTAL CONSUMER DISCRETIONARY		39,708,418
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
GoBrands Inc Series G (b)(d)(e)	166,200	7,929,402
GoBrands Inc Series H (b)(d)(e)	104,029	6,364,494
		14,293,896
Food Products - 0.0%
AgBiome LLC Series C (b)(d)(e)	1,091,300	11
Tobacco - 0.0%
JUUL Labs Inc Series C (b)(d)(e)	2,570,575	4,961,210
JUUL Labs Inc Series D (b)(d)(e)	13,822	26,676
JUUL Labs Inc Series E (b)(d)(e)	14,959	28,871
		5,016,757
TOTAL CONSUMER STAPLES		19,310,664
Financials - 0.1%
Financial Services - 0.1%
Akeana Series C (b)(d)(e)	363,100	4,288,211
Stripe Global Holdings Inc Series H (d)(e)	73,100	4,823,138
Stripe Global Holdings Inc Series I (d)(e)	1,129,819	74,545,458
Tenstorrent Holdings Inc Series C1 (b)(d)(e)	150,460	12,784,586
Tenstorrent Holdings Inc Series D1 (b)(d)(e)	112,771	10,021,959
Tenstorrent Holdings Inc Series D2 (b)(d)(e)	47,443	4,100,498
TOTAL FINANCIALS		110,563,850
Health Care - 0.2%
Biotechnology - 0.0%
Castle Creek Biosciences Inc Series B (b)(d)(e)	3,301	474,882
Castle Creek Biosciences Inc Series D2 (b)(d)(e)	5,347	784,886
		1,259,768
Health Care Equipment & Supplies - 0.0%
Blink Health LLC Series C (b)(d)(e)	170,685	6,426,290
Blink Health LLC Series D (b)(d)(e)	38,410	1,446,137
		7,872,427
Health Care Technology - 0.2%
Oura Inc Series D (d)(e)	913,194	52,472,127
Oura Inc Series E (d)(e)	1,105,259	63,508,182
		115,980,309
TOTAL HEALTH CARE		125,112,504
Industrials - 0.1%
Aerospace & Defense - 0.1%
ABL Space Systems Co Series A10 (b)(d)(e)	789,444	765,761
ABL Space Systems Co Series A8 (b)(d)(e)	306,520	297,324
ABL Space Systems Co Series A9 (b)(d)(e)	158,338	153,588
Anduril Industries Inc Series F (b)(d)(e)	544,932	37,573,061
Anduril Industries Inc Series G (b)(d)(e)	254,700	17,561,565
		56,351,299
Air Freight & Logistics - 0.0%
Zipline International Inc Series G (b)(d)(e)	281,500	18,122,970
Zipline International Inc Series H (d)(e)	265,700	17,105,766
		35,228,736
TOTAL INDUSTRIALS		91,580,035
Information Technology - 1.2%
Electronic Equipment, Instruments & Components - 0.0%
Cellink Corp Series D (b)(d)(e)	771,513	10,052,815
Cellink Corp Series D-1 (d)(e)	64,322	1,337,254
Frore Systems Inc Series C (b)(d)(e)	366,694	10,542,453
Menlo Microsystems Inc Series C (b)(d)(e)	4,680,700	2,574,384
		24,506,906
IT Services - 0.0%
Gupshup Inc (b)(d)(e)	709,497	4,476,926
Yanka Industries Inc Series F (b)(d)(e)	508,854	1,292,489
		5,769,415
Semiconductors & Semiconductor Equipment - 0.1%
Alif Semiconductor Series C (b)(d)(e)	391,847	12,535,186
Alif Semiconductor Series D (b)(d)(e)	217,800	7,307,190
Danger Devices Inc Series B (b)(d)(e)	4,462,000	4,015,800
Retym Inc Series C (b)(d)(e)	810,037	9,858,150
Retym Inc Series D (b)(d)(e)	194,389	2,470,684
SiMa Technologies Inc Series B (b)(d)(e)	2,821,200	20,538,337
SiMa Technologies Inc Series B1 (b)(d)(e)	188,978	1,553,399
		58,278,746
Software - 1.0%
Algolia Inc Series D (b)(d)(e)	276,495	4,639,586
Anthropic PBC Series D-1 (b)(d)(e)	393,051	244,847,191
Anthropic PBC Series E (b)(d)(e)	39,600	23,324,796
Anthropic PBC Series F (d)(e)	287,400	169,281,474
Anthropic PBC Series H (d)(e)	20,100	11,839,101
Applied Intuition Inc Series A2 (b)(d)(e)	43,948	4,012,452
Applied Intuition Inc Series B2 (b)(d)(e)	21,192	1,934,830
Crusoe Energy Systems LLC Series D (b)(d)(e)	300,371	47,981,264
Crusoe Energy Systems LLC Series E (d)(e)	176,563	28,204,173
Databricks Inc Series G (b)(d)(e)	437,958	105,215,030
Databricks Inc Series H (b)(d)(e)	273,924	65,807,502
Databricks Inc Series I (b)(d)(e)	6,675	1,603,601
Databricks Inc Series J (b)(d)(e)	190,149	45,681,396
Databricks Inc Series K (d)(e)	58,500	14,054,040
Dataminr Inc Series D, 8% (b)(d)(e)	277,250	1,494,378
Density AI Inc (d)(e)	2,558,700	4,426,551
Lyte AI Inc Series B (b)(d)(e)	692,307	21,309,209
Lyte AI Inc Series C (d)(e)	62,500	2,300,625
MOLOCO Inc Series A (b)(d)(e)	103,822	8,424,117
Nuro Inc/DE Series E (b)(d)(e)	465,136	5,307,202
OpenAI Group Pbc Series A-2 (d)(e)	156,615	107,702,570
OpenAI Group Pbc Series A-3 (d)(e)	43,828	30,140,077
Physical Intelligence Inc Series B (d)(e)	21,600	10,008,360
Physical Intelligence Inc Series C (d)(e)	2,270	1,139,790
Runway AI Inc Series D (b)(d)(e)	540,130	7,902,102
Runway AI Inc Series E (d)(e)	34,558	505,583
Skyryse Inc Series B (b)(d)(e)	560,000	13,003,200
Skyryse Inc Series C (d)(e)	274,500	6,604,470
Skyryse Inc Series C-1 (d)(e)	65,325	1,520,766
		990,215,436
Technology Hardware, Storage & Peripherals - 0.1%
Lightmatter Inc Series C1 (b)(d)(e)	372,617	22,781,803
Lightmatter Inc Series C2 (b)(d)(e)	58,528	3,658,585
Lightmatter Inc Series D (b)(d)(e)	363,511	27,939,456
		54,379,844
TOTAL INFORMATION TECHNOLOGY		1,133,150,347
Materials - 0.1%
Metals & Mining - 0.1%
Diamond Foundry Inc Series C (b)(d)(e)	2,271,329	77,247,899
Utilities - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Redwood Materials Series C (b)(d)(e)	341,408	14,759,068
Redwood Materials Series D (b)(d)(e)	97,832	4,229,277
Redwood Materials Series E (d)(e)	16,614	718,223
TOTAL UTILITIES		19,706,568
TOTAL UNITED STATES		1,616,380,285
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $974,835,167)		1,874,116,144

Non-Convertible Preferred Stocks - 0.0%
	Shares	Value ($)
UNITED STATES - 0.0%
Health Care - 0.0%
Biotechnology - 0.0%
Castle Creek Biosciences Inc Series A4 (b)(d)(e) (Cost $9,830,736)	29,758	4,361,332

Preferred Securities - 0.0%
	Principal Amount (a)	Value ($)
CANADA - 0.0%
Information Technology - 0.0%
Software - 0.0%
Taalas Inc 0% (d)(e)(j)	2,743,770	2,820,870
UNITED STATES - 0.0%
Consumer Discretionary - 0.0%
Automobiles - 0.0%
Rad Power Bikes Inc 8% 12/31/2199 (d)(e)	980,651	309,853
Information Technology - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
SiMa Technologies Inc 10% 12/31/2027 (d)(e)	3,347,292	6,983,865
SiMa Technologies Inc 7.5% 12/31/2027 (d)(e)	2,189,200	3,615,938
TOTAL INFORMATION TECHNOLOGY		10,599,803
TOTAL UNITED STATES		10,909,656
TOTAL PREFERRED SECURITIES (Cost $9,260,913)		13,730,526

Money Market Funds - 0.4%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (k)	3.69	9,998,976	10,000,975
Fidelity Securities Lending Cash Central Fund (k)(l)	3.72	352,928,081	352,963,374
TOTAL MONEY MARKET FUNDS (Cost $362,964,349)			362,964,349

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $38,640,125,622)	98,987,903,886
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(330,021,471)
NET ASSETS - 100.0%	98,657,882,415

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,498,095,956 or 2.5% of net assets.

(e)	Level 3 security.
(f)
Security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. At the end of the period, the total value of unadjusted equity securities subject to contractual sale restrictions is $3,345,026,947 with varying restriction expiration dates. Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

(g)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(h)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $70,466 or 0.0% of net assets.

(i)	Affiliated company.
(j)	Security is perpetual in nature with no stated maturity date.
(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(l)	Investment made with cash collateral received from securities on loan.
Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ABL Space Systems Co Series A10	12/14/2023	1,348,924

ABL Space Systems Co Series A8	3/24/2021	12,165,467

ABL Space Systems Co Series A9	10/22/2021	9,626,140

AgBiome LLC Series C	6/29/2018	6,911,967

Akeana Series C	1/23/2024	4,633,446

Algolia Inc Series D	7/23/2021	8,086,110

Alif Semiconductor Series C	3/8/2022	7,953,922

Alif Semiconductor Series D	4/11/2025	5,884,324

Anduril Industries Inc Class B	6/16/2025	1,107,392

Anduril Industries Inc Class C	6/16/2025	531

Anduril Industries Inc Series F	8/7/2024	11,844,969

Anduril Industries Inc Series G	4/17/2025	10,412,849

Ant International Co Ltd Class C	5/16/2018	12,251,285

Anthropic PBC Series D-1	5/31/2024	11,793,299

Anthropic PBC Series E	2/14/2025	2,221,025

Anthropic PBC Series F	8/18/2025	40,514,088

Anthropic PBC Series H	5/28/2026	11,839,091

Applied Intuition Inc Class A	7/2/2024	2,015,419

Applied Intuition Inc Series A2	7/2/2024	2,623,472

Applied Intuition Inc Series B2	7/2/2024	1,265,054

Atom Tickets LLC	8/15/2017	7,000,000

Blink Health LLC Class A1	12/30/2020 - 6/17/2024	1,806,910

Blink Health LLC Series C	11/7/2019 - 7/14/2021	6,516,071

Blink Health LLC Series D	6/17/2024 - 6/25/2024	1,613,220

Bolt Technology OU Series E	1/3/2022	44,234,771

Bytedance Ltd Series E1	11/18/2020	32,109,399

Canva Inc Class A	8/19/2025 - 11/12/2025	44,610,394

Castle Creek Biosciences Inc Series A4	9/29/2016	9,830,736

Castle Creek Biosciences Inc Series B	10/9/2018	1,359,517

Castle Creek Biosciences Inc Series D2	6/28/2021	916,700

Celestial AI Inc (Milestone 1) rights	2/25/2025	2,908,004

Celestial AI Inc (Milestone 2) rights	2/25/2025	2,234,459

Celestial AI Inc (Milestone 3) rights	2/25/2025	652,162

Celestial AI Inc escrow shares	2/25/2025	0

Cellink Corp Series D	1/20/2022	16,065,910

Cellink Corp Series D-1	7/17/2026	1,339,435

Chobani Inc Class A	10/14/2025	16,051,785

Crusoe Energy Systems LLC Series D	12/10/2024	8,762,375

Crusoe Energy Systems LLC Series E	10/8/2025	14,832,750

Danger Devices Inc Series B	3/5/2025	4,018,031

Databricks Inc Series G	2/1/2021	25,893,230

Databricks Inc Series H	8/31/2021	20,129,068

Databricks Inc Series I	9/14/2023	490,612

Databricks Inc Series J	12/17/2024	17,588,783

Databricks Inc Series K	9/8/2025	8,775,000

Dataminr Inc Series D, 8%	3/6/2015	3,534,937

Density AI Inc	12/5/2025	3,812,425

Diamond Foundry Inc Series C	3/15/2021	54,511,896

Discord Inc Series I	9/15/2021	3,358,809

Element Labs Inc Series A	2/11/2025	3,437,784

Element Labs Inc Series B	6/27/2025	5,916,979

Empower Semiconductor Inc	7/7/2026	139,007

Epic Games Inc	7/30/2020	3,525,325

Fanatics Inc Class A	8/13/2020 - 10/24/2022	78,989,836

Frore Systems Inc Series C	5/10/2024	5,892,919

GoBrands Inc Series G	3/2/2021	41,503,015

GoBrands Inc Series H	7/22/2021	40,414,287

Gupshup Inc	6/8/2021	16,222,791

JUUL Labs Inc Class A	12/20/2017 - 11/4/2025	65,791,361

JUUL Labs Inc Class B	11/21/2017	0

JUUL Labs Inc Series C	5/22/2015 - 7/6/2018	0

JUUL Labs Inc Series D	6/25/2018 - 7/6/2018	0

JUUL Labs Inc Series E	12/20/2017	320,664

Lightmatter Inc Series C1	5/19/2023	6,132,083

Lightmatter Inc Series C2	12/18/2023	1,521,833

Lightmatter Inc Series D	10/11/2024	29,164,670

Lyte AI Inc Series B	8/13/2024	8,782,676

Lyte AI Inc Series C	6/24/2026	2,302,431

Menlo Microsystems Inc Series C	2/9/2022	6,204,268

MOLOCO Inc Series A	6/26/2023	6,229,320

Neurona Therapeutics Inc	6/1/2026	0

Neurona Therapeutics Inc	6/1/2026	57,084

Neurona Therapeutics Inc escrow shares	6/1/2026	285,420

Neurona Therapeutics Inc milestone 2 rights	6/1/2026	19,028

Neurona Therapeutics Inc milestone 3 rights	6/1/2026	19,028

Neurona Therapeutics Inc milestone 4 rights	6/1/2026	19,028

Neutron Holdings Inc	7/3/2018 - 4/27/2026	58,985,410

Nscale Limited Series B	9/25/2025	2,165,316

Nuro Inc/DE Series E	4/1/2025	5,950,713

OpenAI Group Pbc Class A	9/3/2025	24,209,000

OpenAI Group Pbc Series A-2	9/30/2024	29,421,124

OpenAI Group Pbc Series A-3	4/11/2025	13,449,203

Oura Inc Series D	12/18/2024	23,459,953

Oura Inc Series E	9/24/2025	59,208,725

Physical Intelligence Inc Series B	10/24/2025	5,865,681

Physical Intelligence Inc Series C	5/28/2026	1,141,594

Rad Power Bikes Inc	1/21/2021	4,476,962

Rad Power Bikes Inc 8% 12/31/2199	10/6/2023	980,651

Rad Power Bikes Inc Series A	1/21/2021	583,670

Rad Power Bikes Inc Series C	1/21/2021	2,296,683

Rad Power Bikes Inc Series D	9/17/2021	8,309,155

Rad Power Bikes Inc warrants 10/6/2033	10/6/2023	0

Rapyd Financial Network 2016 Ltd	3/30/2021	14,999,992

Rapyd Financial Network 2016 Ltd Series F	3/6/2025	618,930

Rapyd Financial Network 2016 Ltd warrants 3/5/2038	3/6/2025	0

Redwood Materials Series C	5/28/2021	16,183,924

Redwood Materials Series D	6/2/2023	4,670,095

Redwood Materials Series E	10/20/2025	793,083

Relativity Space Inc	5/27/2021	56,645,069

Retym Inc Series C	5/17/2023 - 6/20/2023	6,303,546

Retym Inc Series D	1/29/2025	2,057,996

Revolut Group Holdings Ltd	12/27/2024 - 1/28/2026	22,218,913

Runway AI Inc Series D	9/6/2024	5,855,969

Runway AI Inc Series E	11/4/2025	505,521

SiMa Technologies Inc 10% 12/31/2027	4/8/2024 - 7/3/2026	3,347,292

SiMa Technologies Inc 7.5% 12/31/2027	7/18/2025	2,189,200

SiMa Technologies Inc Series B	5/10/2021	14,465,422

SiMa Technologies Inc Series B1	4/25/2022	1,340,024

Skyryse Inc Series B	10/21/2021	13,820,783

Skyryse Inc Series C	9/16/2025 - 11/21/2025	7,418,143

Skyryse Inc Series C-1	8/13/2024	1,324,031

Stripe Global Holdings Inc	5/18/2021	6,966,287

Stripe Global Holdings Inc Series H	3/15/2021	2,933,138

Stripe Global Holdings Inc Series I	3/20/2023 - 5/12/2023	22,747,934

Taalas Inc 0%	12/23/2025	2,743,770

Taalas Inc Series B	2/19/2025	9,033,254

Taalas Inc warrants	12/23/2025	554,030

Tanium Inc Class B	4/21/2017	2,754,690

Tenstorrent Holdings Inc 15% 12/31/2026	2/25/2026	2,948,900

Tenstorrent Holdings Inc Series C1	4/23/2021	8,945,545

Tenstorrent Holdings Inc Series D1	7/16/2024 - 1/15/2025	8,889,338

Tenstorrent Holdings Inc Series D2	7/17/2024	3,604,718

Tory Burch LLC Class A	5/14/2015	20,890,423

Trade Republic Bank GmbH	12/16/2025	18,162,133

Valuedrive Technologies Pvt Ltd Series A	2/12/2026	2,155,869

Valuedrive Technologies Pvt Ltd Series B	2/12/2026	4,339,496

Valuedrive Technologies Pvt Ltd Series C	2/12/2026	16,819

Valuedrive Technologies Pvt Ltd Series C1	2/12/2026	14,417

Valuedrive Technologies Pvt Ltd Series G	2/12/2026	8,768,649

Valuedrive Technologies Pvt Ltd Series S2	2/12/2026	955,106

Veterinary Emergency Group	9/16/2021 - 3/17/2022	21,635,527

Waymo LLC Series A2	5/8/2020	6,982,377

Waymo LLC Series C2	10/18/2024	11,685,386

Xsight Labs Ltd Series D	2/16/2021	9,531,232

Xsight Labs Ltd Series F	1/11/2024 - 12/30/2024	11,011,865

Xsight Labs Ltd warrants 7/24/2032	1/11/2024 - 12/30/2024	0

Yanka Industries Inc Series F	4/8/2021	16,220,637

Zipline International Inc Series G	6/7/2024	11,807,883

Zipline International Inc Series H	12/3/2025	14,949,414

Additional information on each lock-up restriction is as follows:
Security	Restriction Expiration Date
Cerebras Systems Inc	11/10/2026

Manipal Health Enterprises Ltd	10/31/2026

Manipal Health Enterprises Ltd	9/1/2026

Neutron Holdings Inc	12/30/2026

Space Exploration Technologies Corp	12/8/2026

Space Exploration Technologies Corp	12/8/2026

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	15,397,957	4,228,290,044	4,233,656,699	2,548,725	(30,327)	-	10,000,975	9,998,976
Fidelity Securities Lending Cash Central Fund	289,896,195	4,919,827,661	4,856,752,729	1,684,933	(7,753)	-	352,963,374	352,928,081
	305,294,152	9,148,117,705	9,090,409,428	4,233,658	(38,080)	-	362,964,349

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Capri Holdings Ltd	101,240,501	10,851,983	94,964,753	-	(25,996,005)	19,216,004	-	-
RH	234,020,646	6,957,984	1,290,119	-	718,862	(44,958,212)	195,449,161	1,180,819
Total	335,261,147	17,809,967	96,254,872	-	(25,277,143)	(25,742,208)	195,449,161

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	15,589,567,596	12,511,349,475	3,075,718,696	2,499,425
Consumer Discretionary	13,389,087,234	13,103,824,449	85,849,979	199,412,806
Consumer Staples	1,016,642,109	899,766,826	7,494,860	109,380,423
Energy	205,187,410	205,187,410	-	-
Financials	2,359,694,615	2,134,954,205	141,562,755	83,177,655
Health Care	5,571,441,153	5,458,635,226	57,801,456	55,004,471
Industrials	5,291,318,205	5,237,477,200	51,796,588	2,044,417
Information Technology	52,371,601,474	51,590,982,310	680,926,368	99,692,796
Materials	263,184,998	176,620,662	86,564,336	-
Real Estate	626,220,634	626,220,634	-	-
Utilities	45,335,894	45,335,894	-	-

Convertible Corporate Bonds
Financials	3,450,213	-	-	3,450,213

Convertible Preferred Stocks
Communication Services	96,840,268	-	-	96,840,268
Consumer Discretionary	57,407,974	-	-	57,407,974
Consumer Staples	19,310,664	-	-	19,310,664
Financials	111,137,287	-	-	111,137,287
Health Care	125,112,504	-	-	125,112,504
Industrials	129,727,085	-	-	129,727,085
Information Technology	1,237,625,895	-	-	1,237,625,895
Materials	77,247,899	-	-	77,247,899
Utilities	19,706,568	-	-	19,706,568

Non-Convertible Preferred Stocks
Health Care	4,361,332	-	-	4,361,332

Preferred Securities
Consumer Discretionary	309,853	-	-	309,853
Information Technology	13,420,673	-	-	13,420,673

Money Market Funds	362,964,349	362,964,349	-	-
Total Investments in Securities:	98,987,903,886	92,353,318,640	4,187,715,038	2,446,870,208
The following is a reconciliation of consolidated Investments in Securities for which Level 3 inputs were used in determining value. Beginning balances have been updated to conform to current period presentation, as applicable.
	Beginning Balance ($)	Net Realized Gain (Loss) on Investment Securities ($)	Net Unrealized Gain (Loss) on Investment Securities ($)	Cost of Purchases ($)	Proceeds of Sales ($)	Amortization/ Accretion ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Ending Balance ($)	The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2026 ($)
Common Stocks	1,069,527,697	30,507,209	(101,834,837)	223,059,433	(214,258,535)	-	-	(659,458,648)	551,211,993	128,400,127
Convertible Preferred Stocks	1,547,614,308	20,697,158	797,587,401	286,027,854	(335,529,817)	-	-	(442,280,760)	1,874,116,144	891,435,812
Non-Convertible Preferred Stocks	6,064,085	-	(1,702,753)	-	-	-	-	-	4,361,332	(1,702,753)
Convertible Corporate Bonds	42,365,469	(187,681)	(14,665,960)	4,901,630	(28,963,245)	-	-	-	3,450,213	501,313
Preferred Securities	16,322,009	(707,738)	3,386,370	3,053,616	(8,323,731)	-	-	-	13,730,526	4,325,718

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in net gain (loss) on the Fund's consolidated Statement of Operations.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$98,432,104,431
Investments in securities, at value - affiliated issuers	555,799,455
Restricted cash	73,756
Foreign currency held at value	39,365,132
Receivable for investments sold	132,653,721
Receivable for fund shares sold	79,339,586
Dividends receivable	11,623,035
Interest receivable	191,326
Distributions receivable from affiliated funds	416,051
Prepaid expenses	14,221
Other receivables	5,418,236
Total assets	99,256,998,950
Liabilities
Payable for investments purchased	120,964,622
Payable for fund shares redeemed	37,257,755
Accrued management fee	58,393,721
Distribution and service plan fees payable	50,504
Notes payable to affiliates	8,036,000
Other payables and accrued expenses	21,480,568
Collateral on securities loaned	352,933,365
Total liabilities	599,116,535
Net Assets	$98,657,882,415
Net assets consist of:
Paid in capital	31,974,212,403
Total accumulated earnings (loss)	66,683,670,012
Net Assets	$98,657,882,415

Net Asset Value and Maximum Offering
Class A
Net Asset Value and redemption price per share ($128,864,814/436,739 shares) a	$295.06
Maximum offering price per share (100/94.25 of $295.06)	$313.06
Class M
Net Asset Value and redemption price per share ($10,705,736/36,421 shares) ab	$293.95
Maximum offering price per share (100/96.50 of $293.95)	$304.61
Class C
Net Asset Value and offering price per share ($24,652,337/84,676 shares) a	$291.14
Fidelity® Blue Chip Growth Fund
Net Asset Value, offering price and redemption price per share ($79,703,950,518/268,288,966 shares)	$297.08
Class K
Net Asset Value, offering price and redemption price per share ($7,246,832,171/24,227,219 shares)	$299.12
Class I
Net Asset Value, offering price and redemption price per share ($506,518,326/1,708,762 shares)	$296.42
Class Z
Net Asset Value, offering price and redemption price per share ($11,036,358,513/37,171,555 shares)	$296.90

(a)Redemption price per unit is equal to net asset value less any applicable contingent deferred sales charge.
(b)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares.

Other Information
Unaffiliated issuers, cost	38,074,117,000
Affiliated issuers, cost	566,008,622
Foreign currency holdings, cost	39,297,327
Securities loaned, market value	500,128,249
Consolidated Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$327,643,336
Dividends - affiliated issuers	4,233,658
Security lending income - unaffiliated issuers	190,347
Interest	1,019,516
Total investment income	333,086,857
Expenses
Basic management fee	504,369,013
Performance adjustment	127,668,510
Distribution and service plan fees	372,374
Custodian fees and expenses	795,281
Independent trustees' fees and expenses	295,081
Registration fees	844,510
Audit	144,506
Legal	78,706
Interest	455,381
Commitment fee	119,973
Miscellaneous	159,965
Total expenses	635,303,300
Net investment income (loss)	(302,216,443)
Net realized gain (loss)
Investments - unaffiliated issuers	7,809,267,561
Investments - affiliated issuers	(25,315,223)
Redemptions in-kind	759,706,161
Foreign currency transactions	(834,979)
Futures contracts	11,024,355
Net realized gain (loss)	8,553,847,875
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	9,752,562,697
Investments - affiliated issuers	(47,572,268)
Assets and liabilities in foreign currencies	131,110
Total change in net unrealized appreciation (depreciation)	9,705,121,539
Net gain (loss)	18,258,969,414
Net increase (decrease) in net assets resulting from operations	$17,956,752,971
Other Information
Income from securities lending - Affiliated Issuers	1,684,933
Realized gain loss on foreign taxes	(23,099,855)
Change in unrealized gain loss on foreign taxes	21,050,724

Consolidated Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(302,216,443)	$(119,566,658)
Net realized gain (loss)	8,553,847,875	1,878,214,125
Change in net unrealized appreciation (depreciation)	9,705,121,539	13,616,651,098
Net increase (decrease) in net assets resulting from operations	17,956,752,971	15,375,298,565
Distributions to shareholders
Distributions to shareholders	(1,632,271,797)	(4,175,320,825)
Total distributions	(1,632,271,797)	(4,175,320,825)
Net increase (decrease) in net assets resulting from share transactions	2,555,779,136	3,337,051,589
Total increase (decrease) in net assets	18,880,260,310	14,537,029,329
Net Assets
Beginning of period	79,777,622,105	65,240,592,776
End of period	$98,657,882,415	$79,777,622,105
Consolidated Financial Highlights
Fidelity Advisor® Blue Chip Growth Fund Class A

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$246.63	$211.52
Income from Investment Operations
Net investment income (loss) B, C	(1.78)	(1.00)
Net realized and unrealized gain (loss)	55.28	38.43
Total from investment operations	53.50	37.43
Distributions
Distributions from net investment income	-	(.40) D
Distributions from net realized gain	(5.07)	(1.92) D
Total distributions	(5.07)	(2.32)
Net asset value, end of period	$295.06	$246.63
Total Return E, F, M	22.04%	17.77%
Ratios and Supplemental Data B, G, H
Ratio of expenses to average net assets before reductions	1.01%	.97% I, J
Ratio of expenses to average net assets net of fee waivers, if any	1.01%	.97% I, J
Ratio of expenses to average net assets net of all reductions, if any	1.01%	.97% I, J
Ratio of net investment income (loss) to average net assets	(.65)%	(.56)% I, J
Net assets, end of period	$128,864,814	$38,766,880
Portfolio turnover rate L	37% K	34% K

AFor the period October 8, 2024 (commencement of sale of shares) through July 31, 2025.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CCalculated based on average shares outstanding during the period.
DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal returns do not include the effect of the sales charges.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IAnnualized.
JAudit fees are not annualized.
KPortfolio turnover rate excludes securities received or delivered in-kind.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
MTotal returns for periods of less than one year are not annualized.
Fidelity Advisor® Blue Chip Growth Fund Class M

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$246.32	$211.52
Income from Investment Operations
Net investment income (loss) B, C	(2.43)	(1.41)
Net realized and unrealized gain (loss)	55.13	38.36
Total from investment operations	52.70	36.95
Distributions
Distributions from net investment income	-	(.23) D
Distributions from net realized gain	(5.07)	(1.92) D
Total distributions	(5.07)	(2.15)
Net asset value, end of period	$293.95	$246.32
Total Return E, F, M	21.74%	17.54%
Ratios and Supplemental Data C, G, H
Ratio of expenses to average net assets before reductions	1.26%	1.21% I, J
Ratio of expenses to average net assets net of fee waivers, if any	1.26%	1.21% I, J
Ratio of expenses to average net assets net of all reductions, if any	1.26%	1.21% I, J
Ratio of net investment income (loss) to average net assets	(.90)%	(.79)% I, J
Net assets, end of period	$10,705,736	$5,260,796
Portfolio turnover rate L	37% K	34% K

AFor the period October 8, 2024 (commencement of sale of shares) through July 31, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal returns do not include the effect of the sales charges.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.
JAudit fees are not annualized.
KPortfolio turnover rate excludes securities received or delivered in-kind.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
MTotal returns for periods of less than one year are not annualized.
Fidelity Advisor® Blue Chip Growth Fund Class C

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$245.21	$211.52
Income from Investment Operations
Net investment income (loss) B, C	(3.82)	(2.35)
Net realized and unrealized gain (loss)	54.82	38.28
Total from investment operations	51.00	35.93
Distributions
Distributions from net investment income	-	(.32) D
Distributions from net realized gain	(5.07)	(1.92) D
Total distributions	(5.07)	(2.24)
Net asset value, end of period	$291.14	$245.21
Total Return E, F, M	21.14%	17.05%
Ratios and Supplemental Data C, G, H
Ratio of expenses to average net assets before reductions	1.76%	1.72% I, J
Ratio of expenses to average net assets net of fee waivers, if any	1.76%	1.72% I, J
Ratio of expenses to average net assets net of all reductions, if any	1.76%	1.72% I, J
Ratio of net investment income (loss) to average net assets	(1.40)%	(1.32)% I, J
Net assets, end of period	$24,652,337	$6,030,173
Portfolio turnover rate L	37% K	34% K

AFor the period October 8, 2024 (commencement of sale of shares) through July 31, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal returns do not include the effect of the contingent deferred sales charge.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IAnnualized.
JAudit fees are not annualized.
KPortfolio turnover rate excludes securities received or delivered in-kind.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
MTotal returns for periods of less than one year are not annualized.
Fidelity® Blue Chip Growth Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$247.56	$213.10	$164.62	$132.94	$187.79
Income from Investment Operations
Net investment income (loss) A, B	(.94)	(.38)	(.06)	(.13)	(.50)
Net realized and unrealized gain (loss)	55.53	48.35	50.16	32.45	(38.32)
Total from investment operations	54.59	47.97	50.10	32.32	(38.82)
Distributions
Distributions from net investment income	-	(.51) C	-	-	-
Distributions from net realized gain	(5.07)	(13.00) C	(1.62)	(.64)	(16.03)
Total distributions	(5.07)	(13.51)	(1.62)	(.64)	(16.03)
Net asset value, end of period	$297.08	$247.56	$213.10	$164.62	$132.94
Total Return D	22.41%	23.78%	30.74%	24.43%	(22.85)%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.72%	.61%	.50%	.69%	.76%
Ratio of expenses to average net assets net of fee waivers, if any	.72%	.61%	.49%	.68%	.76%
Ratio of expenses to average net assets net of all reductions, if any	.72%	.61%	.49%	.68%	.76%
Ratio of net investment income (loss) to average net assets	(.35)%	(.17)%	(.03)%	(.10)%	(.31)%
Net assets, end of period	$79,703,950,518	$67,405,447,632	$59,681,817,119	$45,272,121,797	$36,726,496,501
Portfolio turnover rate H	37% G	34% G	22% G	19% G	34% G

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GPortfolio turnover rate excludes securities received or delivered in-kind.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Blue Chip Growth Fund Class K

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$249.07	$214.37	$165.45	$133.48	$188.45
Income from Investment Operations
Net investment income (loss) A, B	(.77)	(.23)	.10	(.01)	(.37)
Net realized and unrealized gain (loss)	55.89	48.64	50.44	32.62	(38.45)
Total from investment operations	55.12	48.41	50.54	32.61	(38.82)
Distributions
Distributions from net investment income	-	(.71) C	-	-	-
Distributions from net realized gain	(5.07)	(13.00) C	(1.62)	(.64)	(16.15)
Total distributions	(5.07)	(13.71)	(1.62)	(.64)	(16.15)
Net asset value, end of period	$299.12	$249.07	$214.37	$165.45	$133.48
Total Return D	22.49%	23.87%	30.85%	24.55%	(22.78)%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.65%	.54%	.42%	.59%	.68%
Ratio of expenses to average net assets net of fee waivers, if any	.65%	.54%	.41%	.59%	.68%
Ratio of expenses to average net assets net of all reductions, if any	.65%	.54%	.41%	.59%	.68%
Ratio of net investment income (loss) to average net assets	(.28)%	(.11)%	.05%	(.01)%	(.23)%
Net assets, end of period	$7,246,832,171	$6,714,259,283	$5,558,775,657	$4,472,770,401	$4,380,449,874
Portfolio turnover rate H	37% G	34% G	22% G	19% G	34% G

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GPortfolio turnover rate excludes securities received or delivered in-kind.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Blue Chip Growth Fund Class I

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$247.14	$211.52
Income from Investment Operations
Net investment income (loss) B, C	(1.12)	(.63)
Net realized and unrealized gain (loss)	55.47	38.57
Total from investment operations	54.35	37.94
Distributions
Distributions from net investment income	-	(.40) D
Distributions from net realized gain	(5.07)	(1.92) D
Total distributions	(5.07)	(2.32)
Net asset value, end of period	$296.42	$247.14
Total Return E, M	22.35%	18.01%
Ratios and Supplemental Data B, F, G
Ratio of expenses to average net assets before reductions	.76%	.72% H, I
Ratio of expenses to average net assets net of fee waivers, if any	.76%	.72% H, I
Ratio of expenses to average net assets net of all reductions, if any	.76%	.72% H, I
Ratio of net investment income (loss) to average net assets	(.41)%	(.35)% H, I
Net assets, end of period	$506,518,326	$11,056,820
Portfolio turnover rate K	37% J	34% J

AFor the period October 8, 2024 (commencement of sale of shares) through July 31, 2025.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CCalculated based on average shares outstanding during the period.
DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.
IAudit fees are not annualized.
JPortfolio turnover rate excludes securities received or delivered in-kind.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
MTotal returns for periods of less than one year are not annualized.
Fidelity Advisor® Blue Chip Growth Fund Class Z

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$247.26	$211.52
Income from Investment Operations
Net investment income (loss) B, C	(.78)	(.36)
Net realized and unrealized gain (loss)	55.49	38.51
Total from investment operations	54.71	38.15
Distributions
Distributions from net investment income	-	(.49) D
Distributions from net realized gain	(5.07)	(1.92) D
Total distributions	(5.07)	(2.41)
Net asset value, end of period	$296.90	$247.26
Total Return E, L	22.48%	18.12%
Ratios and Supplemental Data C, F, G
Ratio of expenses to average net assets before reductions	.65%	.61% H, I
Ratio of expenses to average net assets net of fee waivers, if any	.65%	.61% H, I
Ratio of expenses to average net assets net of all reductions, if any	.65%	.61% H, I
Ratio of net investment income (loss) to average net assets	(.29)%	(.20)% H, I
Net assets, end of period	$11,036,358,513	$5,596,800,521
Portfolio turnover rate K	37% J	34% J

AFor the period October 8, 2024 (commencement of sale of shares) through July 31, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HAnnualized.
IAudit fees are not annualized.
JPortfolio turnover rate excludes securities received or delivered in-kind.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LTotal returns for periods of less than one year are not annualized.
Notes to Consolidated Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® Blue Chip Growth Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers the classes of shares listed below.

Fidelity® Blue Chip Growth Fund	Class A, Class M, Class C, Fidelity® Blue Chip Growth Fund, Class K, Class I, and Class Z
Each class has equal rights as to assets and voting privileges, and exclusive voting rights with respect to matters that affect that class. Class A, Class M, Class C, Class I and Class Z, as applicable, are Fidelity Advisor classes.

Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's consolidated financial statements and consolidated financial highlights. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The Fund's Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Convertible Corporate Bonds and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities  may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For any foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities  are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Common Stocks	$551,211,993	Discounted cash flow	Discount rate	3.9% - 20.0% / 12.1%	Decrease
			Term	0.4 - 11.9 / 2.6	Increase
			Probability rate	2.5% - 90.0% / 65.1%	Increase
		Market approach	Transaction price	$16.84	Increase
			Discount rate	80.00%	Decrease
		Recovery value	Recovery value	$0.00	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	0.9 - 31.1 / 7.5	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	7.3 - 23.5 / 17.7	Increase
			Enterprise value/Net income multiple (EV/NI)	29.5 - 38.2 / 32.2	Increase
			Conversion ratio	1	Increase
		Black scholes	Discount rate	4.0% - 4.4% / 4.3%	Increase
			Term	1.0 - 5.0 / 3.5	Increase
			Volatility	50.0% - 80.0% / 71.2%	Increase
		Book value	Book value multiple	1.3	Increase
Convertible Preferred Stocks	$1,874,116,144	Market approach	Transaction price	$0.90 - $502.90 / $62.66	Increase
			Discount rate	5.0% - 25.0% / 13.2%	Decrease
			Conversion ratio	1.5	Increase
			Premium rate	20.0% - 70.0% / 48.1%	Increase
		Recovery value	Recovery value	$0.00	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	0.8 - 51.7 / 17.2	Increase
			Enterprise value/Gross profit multiple (EV/GP)	9.3 - 12.0 / 11.6	Increase
		Black scholes	Discount rate	4.2% - 4.4% / 4.4%	Increase
			Term	2.0 - 5.0 / 3.6	Increase
			Volatility	40.0% - 90.0% / 69.8%	Increase
Non-Convertible Preferred Stocks	$4,361,332	Market approach	Transaction price	$215.03	Increase
			Discount rate	25.00%	Decrease
		Black scholes	Discount rate	4.40%	Increase
			Term	3	Increase
			Volatility	85.00%	Increase
Convertible Corporate Bonds	$3,450,213	Discounted cash flow	Discount rate	20.0% - 25.3% / 22.6%	Decrease
			Probability rate	0.0% - 70.0% / 26.7%	Increase
		Black scholes	Discount rate	3.8% - 3.9% / 3.8%	Increase
			Term	0.1 - 0.2 / 0.1	Increase
			Volatility	40.0% - 80.0% / 60.0%	Increase
Preferred Securities	$13,730,526	Discounted cash flow	Discount rate	17.6% - 46.9% / 34.1%	Decrease
			Term	1.0 - 3.7 / 2.6	Increase
			Probability rate	0.0% - 95.0% / 33.3%	Increase
		Recovery value	Recovery value	$8.93	Increase

* Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end, as well as a roll forward of Level 3 instruments, is included at the end of each Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Consolidated Statement of Operations.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Fidelity® Blue Chip Growth Fund filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims and is presented in the Consolidated Statement of Operations as described above. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable.  Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Fund is subject to a tax imposed on capital gains by certain countries in which the Fund invests. Any estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the applicable Fund's Consolidated Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the Consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: certain foreign taxes, deferred Trustee compensation, foreign currency transactions, futures transactions, losses deferred due to excise tax regulations, net operating losses, redemptions in-kind, partnerships, passive foreign investment companies (PFIC), and losses deferred due to wash sales and offsetting positions.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® Blue Chip Growth Fund	38,817,547,537	62,338,617,459	(2,168,261,110)	60,170,356,349

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® Blue Chip Growth Fund	6,796,014,203	60,164,504,271

The Fund intends to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2025 to July 31, 2026, and/or ordinary losses recognized during the period January 1, 2026 to July 31, 2026. Loss deferrals were as follows:

	Capital losses ($)	Ordinary losses ($)
Fidelity® Blue Chip Growth Fund	-	256,458,908

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Blue Chip Growth Fund	-	1,632,271,797	1,632,271,797

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Blue Chip Growth Fund	243,784,302	3,931,536,523	4,175,320,825

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

Consolidated Subsidiary.
Certain investments are held through a wholly-owned subsidiary (Subsidiary), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	Amount ($)	% of Total Assets
Fidelity ® Blue Chip Growth Fund	95,537,047	0.10

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as deferred taxes in the Consolidated Statement of Assets and Liabilities and included in change in net unrealized appreciation (depreciation) on investment securities in the Consolidated Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as restricted cash in the Consolidated Statement of Assets and Liabilities, if applicable.

Consolidated Special Purpose Vehicle. Certain private equity of Indian issuers are held through a wholly owned special purpose vehicle (SPV). As of period end, investments in SPVs were as follows:

	SPV Name	Amount ($)	% of Total Assets
Fidelity ® Blue Chip Growth Fund	Fid FDI 312, LLC	26,977,782	0.03

The financial statements have been consolidated to include the SPV accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

  3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments.
The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund.

Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Consolidated Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Derivative Instruments by Primary Risk Exposure. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the value of derivatives at period end, as well as the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Consolidated Statement of Operations.

Primary Risk Exposure / Derivative Type	Values of Derivative Assets ($)	Values of Derivative Liabilities ($)	Net Realized Gain (Loss) ($)	Change in Net Unrealized Appreciation (Depreciation) ($)
Fidelity® Blue Chip Growth Fund
Equity Risk
Futures Contracts	-	-	11,024,355	-
Total Equity Risk	-	-	11,024,355	-

Totals	-	-	11,024,355	-

Value of Derivative Assets/Liabilities Legend
For futures contracts, reflects gross cumulative appreciation (depreciation) as presented in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, the period end variation margin is included in receivable or payable for variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily. Subsequent payments from or to a fund are made as needed depending on the fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in variation margin on futures contracts in the Consolidated Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Consolidated Statement of Operations.

Any open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Any securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Consolidated Statement of Assets and Liabilities.

  4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® Blue Chip Growth Fund	34,347,297,301	32,952,552,960

Unaffiliated Redemptions In-Kind. Unaffiliated shareholders that redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The total net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Consolidated Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

July 31, 2026
	Shares	Net realized gain or loss on Affiliated Issuers ($)	Net realized gain or loss on Unaffiliated Issuers ($)	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity® Blue Chip Growth Fund	3,391,763	851,047	758,855,114	759,706,161	938,345,382

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Unaffiliated shareholders that redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity® Blue Chip Growth Fund	1,467,936	242,747,794	335,775,699

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Consolidated Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity® Blue Chip Growth Fund	953,777	215,191,169

  5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class subject to a performance adjustment. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month.

The management fee is determined by calculating a basic fee and then applying a performance adjustment.

When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity® Blue Chip Growth Fund
Class A	0.67%
Class M	0.67%
Class C	0.67%
Fidelity® Blue Chip Growth Fund	0.63%
Class K	0.54%
Class I	0.67%
Class Z	0.54%

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity® Blue Chip Growth Fund
Class A	0.62
Class M	0.62
Class C	0.62
Fidelity® Blue Chip Growth Fund	0.57
Class K	0.51
Class I	0.62
Class Z	0.51

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity® Blue Chip Growth Fund	Russell 1000® Growth Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Fidelity® Blue Chip Growth Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered.

The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was 0.14%.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, separate Distribution and Service Plans for each class of shares have been adopted by the Fund. Certain classes pay FIdelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and or Service Fees, each of which is based on an annual percentage of each class's average net assets. In addition, FDC may pay financial intermediaries for selling shares and providing shareholder support services. For the period, the distribution and service fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee %	Service Fee %	Total Fees ($)	Retained by FDC ($)
Fidelity® Blue Chip Growth Fund
Class A	-	.25	189,965	35,570
Class M	.25	.25	43,189	478
Class C	.75	.25	139,220	98,135
			372,374	134,183

Sales Load. FDC may receive a front-end sales charge of up to a certain percentage for selling shares of certain classes, some of which is paid to financial intermediaries for selling shares. Depending on the holding period, FDC may receive a contingent deferred sales charge levied on redemptions from certain classes. For the period, front-end sales charge rates, deferred sales charge rates and sales charge amounts retained by FDC were as follows:

	Front-End Sales Charge (%)	Deferred Sales Charge (%)	Retained by FDC ($)
Fidelity® Blue Chip Growth Fund
Class A A	5.75	1.00	191,605
Class M A	3.50	.25	4,271
Class C B	-	1.00	1,546
			197,422

A  Class A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to the sales charge indicated.
B  When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Consolidated Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity® Blue Chip Growth Fund	$1,215,637

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® Blue Chip Growth Fund	416,572

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds.

Any open loans, including accrued interest, at period end are presented as Notes payable to affiliates in the Consolidated Statement of Assets and Liabilities.

Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate (%)	Interest expense ($)
Fidelity® Blue Chip Growth Fund	Borrower	19,309,121	4.10	455,034

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® Blue Chip Growth Fund	3,002,311,839	2,317,850,742	550,582,755

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity® Blue Chip Growth Fund	34,508
  6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are presented in the Consolidated Statement of Operations.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Consolidated Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Consolidated Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Consolidated Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® Blue Chip Growth Fund	197,668	23,631	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Consolidated Schedule of Investments or Consolidated Statement of Assets and Liabilities.

Amount ($)
Fidelity® Blue Chip Growth Fund	162,580,221

  8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Consolidated Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance ($)	Weighted Average Interest Rate(%)	Interest expense ($)
Fidelity® Blue Chip Growth Fund	16,309,000	4.59	2,079

  9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025
Fidelity® Blue Chip Growth Fund
Class A (Commencement of sale of shares October 8, 2024)	908,511	70,438
Class M (Commencement of sale of shares October 8, 2024)	121,252	17,850
Class C (Commencement of sale of shares October 8, 2024)	158,214	8,569
Fidelity® Blue Chip Growth Fund	1,374,358,894	3,816,391,104
Class K	135,870,776	355,175,421
Class I (Commencement of sale of shares October 8, 2024)	5,120,616	7,119
Class Z (Commencement of sale of shares October 8, 2024)	115,733,534	3,650,324
Total	1,632,271,797	4,175,320,825

  10. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® Blue Chip Growth Fund
Class A (Commencement of sale of shares October 8, 2024)
Shares sold	339,572	170,299	93,566,099	37,757,867
Reinvestment of distributions	3,593	306	906,041	70,438
Shares redeemed	(63,614)	(13,417)	(16,920,537)	(2,916,799)
Net increase (decrease)	279,551	157,188	77,551,603	34,911,506
Class M (Commencement of sale of shares October 8, 2024)
Shares sold	20,691	25,217	5,507,414	5,603,881
Reinvestment of distributions	472	78	118,908	17,850
Shares redeemed	(6,099)	(3,937)	(1,626,172)	(860,390)
Net increase (decrease)	15,064	21,358	4,000,150	4,761,341
Class C (Commencement of sale of shares October 8, 2024)
Shares sold	64,453	26,703	17,550,999	5,932,854
Reinvestment of distributions	630	37	157,694	8,569
Shares redeemed	(4,999)	(2,148)	(1,335,374)	(455,391)
Net increase (decrease)	60,084	24,592	16,373,319	5,486,032
Fidelity® Blue Chip Growth Fund
Shares sold	38,082,952	49,614,739	10,371,986,258	10,838,630,621
Reinvestment of distributions	4,907,073	16,660,152	1,242,618,091	3,462,396,207
Shares redeemed	(46,975,907)	(74,061,675)	(12,667,845,904)	(16,128,727,864)
Net increase (decrease)	(3,985,882)	(7,786,784)	(1,053,241,555)	(1,827,701,036)
Class K
Shares sold	5,077,551	7,567,043	1,387,345,250	1,653,307,661
Reinvestment of distributions	532,826	1,697,164	135,779,968	355,004,226
Shares redeemed	(8,340,475)	(8,237,638)	(2,303,962,321)	(1,745,391,174)
Net increase (decrease)	(2,730,098)	1,026,569	(780,837,103)	262,920,713
Class I (Commencement of sale of shares October 8, 2024)
Shares sold	1,773,952	53,000	468,918,356	11,976,596
Reinvestment of distributions	20,242	31	5,116,869	7,119
Shares redeemed	(130,172)	(8,291)	(36,456,180)	(1,700,738)
Net increase (decrease)	1,664,022	44,740	437,579,045	10,282,977
Class Z (Commencement of sale of shares October 8, 2024)
Shares sold	15,242,988	22,958,409	4,052,676,022	4,918,298,465
Reinvestment of distributions	442,526	13,409	111,932,517	3,088,154
Shares redeemed	(1,149,160)	(336,618)	(310,254,862)	(74,996,563)
Net increase (decrease)	14,536,354	22,635,200	3,854,353,677	4,846,390,056

  11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

  12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Blue Chip Growth Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the "Fund"), a fund of Fidelity Securities Fund, including the consolidated schedule of investments, as of July 31, 2026, the related consolidated statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 16, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2026, $6,919,667,144 or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the consolidated financial statements for each Fund as part of Item 7: Consolidated Financial Statements and Consolidated Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Blue Chip Growth Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2026 meeting, the Board of Trustees voted to continue the fund's Advisory Contracts, without modification, for two months from June 1, 2026 through July 31, 2026. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2026, with the understanding that the Board would consider the annual renewal for a full one year period in July 2026.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class generally determined by selecting the largest non-12b-1 class by asset total in a given fund category; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and its applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account and market information over the Internet, via Fidelity's mobile app and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the representative class (the retail class), the Board considered the effective management fee rate for the retail class, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity using portfolio attributes from Morningstar and combining similar Morningstar Categories that have comparable investment mandates and Morningstar distribution attributes. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or waivers and without taking into account the fund's performance adjustment) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are generally similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons of the retail class of the fund relative to the asset-sized peer group. The total peer group and asset-sized peer group total expense comparisons include fund-paid 12b-1 fees, reimbursements, waivers, and acquired fund fees and expenses, and exclude performance adjustments.
The information provided to the Board indicated that the management fee of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and above the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. The Board considered that the fund's management fee covers expenses for services beyond portfolio management. The Board noted that Fidelity believes that management fee comparisons are particularly unhelpful in the context of this fund and that total expense comparisons are more useful. The Board further considered that, when compared to the total expenses of its competitors, the fund ranked below its total peer group and asset-sized peer group competitive medians.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity other than the fund, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar investment mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the management fee of each class of the fund, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) and their shareholders have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also considered that shareholders benefit from pricing funds at scale from inception. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.536058.129
BCF-ANN-0926
Fidelity® SAI Real Estate Income Fund

Annual Report
July 31, 2026
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® SAI Real Estate Income Fund
Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Asset-Backed Securities - 1.4%
	Principal Amount (a)	Value ($)
UNITED STATES - 1.4%
CNSL Series 2025-4A Class C, 8.098% 12/20/2055 (h)	2,500,000	2,540,810
Consolidated Communications LLC / Fidium Fiber Fin Holdco LLC Series 2025-1A Class C, 9.408% 5/20/2055 (h)	2,257,000	2,333,395
Home Partners of America Trust Series 2019-2 Class F, 3.866% 10/19/2039 (h)	885,628	861,628
Home Partners of America Trust Series 2021-1 Class F, 3.325% 9/17/2041 (h)	2,018,679	1,810,523
Home Partners of America Trust Series 2021-2 Class G, 4.505% 12/17/2026 (h)	8,911,356	8,833,647
Home Partners of America Trust Series 2021-3 Class F, 4.242% 1/17/2041 (h)	3,118,007	2,878,503
LMDV Issuer Co LLC Series 2025-1A Class C, 7.88% 12/15/2055 (h)	1,773,000	1,786,869
MetroNet Infrastructure Issuer LLC Series 2026-1A Class C, 7.1% 4/20/2056 (h)	3,547,000	3,502,582
Retained Vantage Data Centers Issuer LLC / Vantage Data Centers CDA Ltd Series 2024-1A Class B, 5.775% 9/15/2049 (h)	3,273,000	3,159,440
Switch ABS Issuer LLC Series 2024-2A Class C, 10.033% 6/25/2054 (h)	2,579,000	2,619,279
Tricon Residential Trust Series 2023-SFR1 Class E, 7.977% 7/17/2040 (h)	645,000	640,541
TOTAL UNITED STATES		30,967,217
TOTAL ASSET-BACKED SECURITIES (Cost $31,137,248)		30,967,217

Bank Loan Obligations - 0.7%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.7%
Communication Services - 0.1%
Diversified Telecommunication Services - 0.1%
Uniti Services LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 4%, 7.7309% 10/6/2032 (c)(d)(e)	2,599,800	2,599,800
Consumer Discretionary - 0.3%
Hotels, Restaurants & Leisure - 0.3%
Caesars Entertainment Inc Tranche B1 1LN, term loan CME Term SOFR 1 month Index + 2.25%, 5.9809% 2/6/2031 (c)(d)(e)	1,396,429	1,327,766
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 5.7309% 1/17/2031 (c)(d)(e)	1,261,806	1,256,923
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2%, 5.7309% 7/18/2033 (c)(d)(e)	214,457	212,267
Hilton Worldwide Finance LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 1.75%, 5.4744% 11/8/2030 (c)(d)(e)	4,355,000	4,359,050
TOTAL CONSUMER DISCRETIONARY		7,156,006
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
CQP Holdco LP Tranche B 1LN, term loan CME Term SOFR 3 month Index + 1.75%, 5.4822% 12/31/2032 (c)(d)(e)	3,185,000	3,166,814
New Fortress Energy Inc Tranche B 1LN, term loan CME Term SOFR 3 month Index + 5.5%, 0% (c)(d)(e)(f)	3,175,000	1,891,760
TOTAL ENERGY		5,058,574
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Cushman & Wakefield US Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 5.9809% 6/13/2033 (c)(d)(e)	625,000	624,737
Cushman & Wakefield US Borrower LLC Tranche B2 1LN, term loan CME Term SOFR 1 month Index + 2.5%, 6.2309% 1/31/2030 (c)(d)(e)	713,213	713,434
TOTAL REAL ESTATE		1,338,171
TOTAL UNITED STATES		16,152,551
TOTAL BANK LOAN OBLIGATIONS (Cost $16,367,777)		16,152,551

Commercial Mortgage Securities - 21.4%
	Principal Amount (a)	Value ($)
UNITED STATES - 21.4%
Ares Trust 2 Series 2025-IND3 Class E, CME Term SOFR 1 month Index + 3.55%, 7.2264% 4/15/2042 (d)(e)(h)	2,257,000	2,257,000
Bank of America Merrill Lynch Commercial Mortgage Trust Series 2016-UB10 Class C, 4.9343% 7/15/2049 (e)	977,000	945,228
BANK Series 2017-BNK8 Class E, 2.8% 11/15/2050 (h)	3,667,000	1,730,741
BANK Series 2020-BN30 Class MCDG, 3.0155% 12/15/2053 (e)(h)(j)	645,000	399,925
BANK Series 2021-BN38 Class C, 3.3255% 12/15/2064 (e)	1,130,000	973,335
BANK Series 2022-BNK41 Class C, 3.9152% 4/15/2065 (e)	1,429,000	1,234,618
BANK Series 2022-BNK42 Class C, 4.8801% 6/15/2055 (e)	2,096,000	1,843,677
BANK Series 2022-BNK42 Class D, 2.5% 6/15/2055 (h)	645,000	462,032
BANK Series 2022-BNK44 Class AS, 5.9343% 11/15/2055 (e)	1,612,000	1,618,495
BANK Series 2023-5YR3 Class AS, 7.5589% 9/15/2056 (e)	484,000	503,371
BANK Series 2023-5YR3 Class B, 7.5589% 9/15/2056 (e)	645,000	665,916
BANK Series 2023-BNK46 Class A4, 5.745% 8/15/2056	454,000	463,964
BANK Series 2023-BNK46 Class AS, 6.385% 8/15/2056	1,612,000	1,659,922
BANK Series 2025-BNK51 Class B, 5.895% 12/25/2067 (e)	1,290,000	1,265,577
BBCMS Mortgage Trust Series 2020-C6 Class C, 3.045% 2/15/2053	364,000	299,336
BBCMS Mortgage Trust Series 2020-C7 Class C, 3.6925% 4/15/2053 (e)	666,000	564,677
BBCMS Mortgage Trust Series 2022-C16 Class C, 4.6% 6/15/2055 (e)	1,693,000	1,393,739
BBCMS Mortgage Trust Series 2022-C17 Class C, 5.45% 9/15/2055	645,000	594,960
BBCMS Mortgage Trust Series 2022-C17 Class D, 2.5% 9/15/2055 (h)	645,000	470,064
BBCMS Mortgage Trust Series 2023-5C23 Class AS, 7.7012% 12/15/2056 (e)	806,000	836,280
BBCMS Mortgage Trust Series 2023-C21 Class AS, 6.5062% 9/15/2056 (e)	2,257,000	2,338,348
BBCMS Mortgage Trust Series 2023-C21 Class B, 6.5062% 9/15/2056 (e)	2,257,000	2,263,468
BBCMS Mortgage Trust Series 2023-C22 Class AS, 7.3679% 11/15/2056 (e)	3,224,000	3,453,006
BBCMS Mortgage Trust Series 2023-C22 Class B, 7.3679% 11/15/2056 (e)	3,224,000	3,358,721
BBCMS Mortgage Trust Series 2024-C26 Class B, 5.943% 5/15/2057	80,000	78,515
BBCMS Mortgage Trust Series 2025-C32 Class A5, 5.72% 2/15/2062	1,612,000	1,650,797
Benchmark Mortgage Trust Series 2019-B14 Class 225D, 3.4041% 12/15/2062 (e)(h)(j)	1,105,000	5,525
Benchmark Mortgage Trust Series 2019-B14 Class 225E, 3.4041% 12/15/2062 (e)(h)(j)	1,658,000	4,145
Benchmark Mortgage Trust Series 2021-B28 Class A5, 2.2237% 8/15/2054	161,000	139,664
Benchmark Mortgage Trust Series 2022-B35 Class C, 4.59% 5/15/2055 (e)	2,257,000	1,771,240
Benchmark Mortgage Trust Series 2022-B36 Class C, 5.2881% 7/15/2055 (e)	645,000	568,772
Benchmark Mortgage Trust Series 2022-B36 Class D, 2.5% 7/15/2055 (h)	1,234,000	860,262
Benchmark Mortgage Trust Series 2023-B39 Class B, 6.192% 7/15/2056 (h)	1,612,000	1,576,995
BFLD Commercial Mortgage Trust Series 2024-UNIV Class D, CME Term SOFR 1 month Index + 2.6909%, 6.3673% 11/15/2041 (d)(e)(h)	2,268,000	2,272,961
BFLD Trust Series 2025-EWEST Class E, CME Term SOFR 1 month Index + 3%, 6.6764% 6/15/2042 (d)(e)(h)	1,612,000	1,601,458
BMO Mortgage Trust Series 2023-5C1 Class AS, 7.3545% 8/15/2056 (e)	1,128,000	1,161,997
BMO Mortgage Trust Series 2023-5C2 Class AS, 7.4853% 11/15/2056 (e)	3,224,000	3,329,501
BMO Mortgage Trust Series 2023-C5 Class B, 6.7015% 6/15/2056 (e)	1,531,000	1,542,987
BMO Mortgage Trust Series 2023-C7 Class AS, 6.6738% 12/15/2056 (e)	1,612,000	1,690,386
BMO Mortgage Trust Series 2024-C10 Class C, 5.979% 11/15/2057 (e)	34,000	32,340
BPR Commercial Mortgage Trust Series 2024-PARK Class C, 6.3894% 11/5/2039 (e)(h)	1,805,000	1,816,001
BPR Trust Series 2024-PMDW Class D, 5.85% 11/5/2041 (e)(h)	1,512,000	1,484,914
BRES Commercial Mortgage Trust Series 2025-ATCAP Class E, CME Term SOFR 1 month Index + 3.6408%, 7.3171% 11/15/2042 (d)(e)(h)	3,224,000	3,197,861
Bridge Commercial Mortgage Trust Series 2026-MF Class E, 6.5264% 6/15/2039 (h)	4,910,000	4,936,084
BX 2019 Trust Series 2019-OC11 Class E, 4.0755% 12/9/2041 (e)(h)	10,485,000	9,472,839
BX 2024 Trust Series 2024-VLT4 Class E, CME Term SOFR 1 month Index + 2.8894%, 6.5658% 6/15/2041 (d)(e)(h)	4,392,591	4,350,461
BX 2024 Trust Series 2024-VLT4 Class F, CME Term SOFR 1 month Index + 3.9379%, 7.6142% 6/15/2041 (d)(e)(h)	2,552,270	2,527,285
BX 2025-DIME Trust Series 2025-DIME Class E, 6.6764% 2/15/2035 (e)(h)	4,836,000	4,842,099
BX 2025-DIME Trust Series 2025-DIME Class F, CME Term SOFR 1 month Index + 3.7%, 7.3764% 2/15/2035 (d)(e)(h)	3,224,000	3,218,922
BX 2025-ROIC Trust Series 2025-ROIC Class E, CME Term SOFR 1 month Index + 2.9413%, 6.6177% 3/15/2030 (d)(e)(h)	7,303,884	7,303,884
BX 2025-VLT6 Trust Series 2025-VLT6 Class F, CME Term SOFR 1 month Index + 3.9397%, 7.616% 3/15/2042 (d)(e)(h)	4,836,000	4,776,528
BX Commercial Mortgage 2020 Trust Series 2020-VIVA Class E, 3.667% 3/11/2044 (e)(h)	11,753,000	10,569,053
BX Commercial Mortgage 2025 Trust Series 2025-SPOT Class E, CME Term SOFR 1 month Index + 3.6902%, 7.3666% 4/15/2040 (d)(e)(h)	5,433,435	5,436,830
BX Commercial Mortgage Trust Series 2019-IMC Class G, CME Term SOFR 1 month Index + 3.6463%, 7.3223% 4/15/2034 (d)(e)(h)	1,670,000	1,508,100
BX Commercial Mortgage Trust Series 2024-GPA2 Class C, CME Term SOFR 1 month Index + 2.1914%, 5.8678% 11/15/2041 (d)(e)(h)	4,712,363	4,725,617
BX Commercial Mortgage Trust Series 2024-GPA3 Class C, CME Term SOFR 1 month Index + 1.892%, 5.5684% 12/15/2039 (d)(e)(h)(j)	3,186,795	3,195,758
BX Commercial Mortgage Trust Series 2024-VLT5 Class B, 5.9949% 11/13/2046 (e)(h)	2,111,000	2,053,004
BX Commercial Mortgage Trust Series 2024-VLT5 Class E, 8.1339% 11/13/2046 (e)(h)	6,124,000	6,038,338
BX Commercial Mortgage Trust Series 2024-XL5 Class E, CME Term SOFR 1 month Index + 3.6884%, 7.3647% 3/15/2041 (d)(e)(h)	1,150,800	1,151,407
BX Commercial Mortgage Trust Series 2026-VLT10 Class C, 6.3965% 7/13/2058 (e)(h)	4,900,000	4,693,175
BX Commercial Mortgage Trust Series 2026-VLT10 Class E, 7.5709% 7/13/2058 (e)(h)	3,235,000	3,122,293
BX Commercial Mortgage Trust Series 2026-XL6 Class D, CME Term SOFR 1 month Index + 2.1%, 5.7764% 3/15/2043 (d)(e)(h)	583,203	586,119
BX Commercial Mortgage Trust Series 2026-XL6 Class E, CME Term SOFR 1 month Index + 3%, 6.6764% 3/15/2043 (d)(e)(h)	2,585,987	2,603,840
BX Series 2026-ORBT Class E, CME Term SOFR 1 month Index + 3%, 6.6764% 7/15/2043 (d)(e)(h)	4,910,000	4,925,356
BX Trust Series 2020-VIV3 Class B, 3.662% 3/9/2044 (e)(h)	1,390,000	1,297,769
BX Trust Series 2021-ACNT Class G, CME Term SOFR 1 month Index + 3.4095%, 7.0855% 11/15/2038 (d)(e)(h)	3,672,406	3,662,963
BX Trust Series 2022-VAMF Class F, CME Term SOFR 1 month Index + 3.299%, 6.9754% 1/15/2039 (d)(e)(h)	985,600	984,137
BX Trust Series 2024-CNYN Class E, CME Term SOFR 1 month Index + 3.6886%, 7.365% 4/15/2041 (d)(e)(h)	4,062,800	4,102,483
BX Trust Series 2024-FNX Class D, CME Term SOFR 1 month Index + 2.9402%, 6.6166% 11/15/2041 (d)(e)(h)	1,164,800	1,168,440
BX Trust Series 2024-FNX Class E, CME Term SOFR 1 month Index + 3.9387%, 7.6151% 11/15/2041 (d)(e)(h)	3,917,200	3,911,429
BX Trust Series 2024-XL4 Class E, CME Term SOFR 1 month Index + 4.1881%, 7.8645% 2/15/2039 (d)(e)(h)	1,193,167	1,192,933
BX Trust Series 2025-LUNR Class E, CME Term SOFR 1 month Index + 3.95%, 7.6264% 6/15/2040 (d)(e)(h)	1,003,955	1,005,499
BX Trust Series 2025-OMG Class E, CME Term SOFR 1 month Index + 2.95%, 6.627% 10/15/2042 (d)(e)(h)	2,902,000	2,901,007
BX Trust Series 2025-OMG Class F, CME Term SOFR 1 month Index + 3.6%, 7.277% 10/15/2042 (d)(e)(h)	2,579,000	2,578,975
BX Trust Series 2025-TAIL Class E, CME Term SOFR 1 month Index + 3.3%, 6.9764% 6/15/2035 (d)(e)(h)	1,451,000	1,444,153
BX Trust Series 2026-ALOHA Class E, CME Term SOFR 1 month Index + 2.95%, 6.6264% 4/15/2043 (d)(e)(h)	838,000	838,258
BX Trust Series 2026-CART Class D, CME Term SOFR 1 month Index + 1.9%, 5.5764% 2/15/2036 (d)(e)(h)	645,000	644,193
BX Trust Series 2026-CIP Class D, 5.7764% 5/15/2038 (e)(h)	3,683,021	3,706,040
BX Trust Series 2026-CIP Class E, CME Term SOFR 1 month Index + 3.1%, 6.7764% 5/15/2038 (d)(e)(h)	4,287,341	4,316,817
BX Trust Series 2026-LP3 Class E, CME Term SOFR 1 month Index + 3.2%, 6.8764% 4/15/2043 (d)(e)(h)	4,312,128	4,344,469
BX Trust Series 2026-RISE Class E, CME Term SOFR 1 month Index + 2.8%, 6.4764% 4/15/2041 (d)(e)(h)	4,785,000	4,820,420
BXP Trust Series 2021-601L Class E, 2.868% 1/15/2044 (e)(h)	1,855,000	1,438,509
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/2050 (h)	749,275	23,878
Citigroup Commercial Mortgage Trust Series 2022-GC48 Class E, 2.5% 6/15/2055 (h)	645,000	406,898
Citigroup Commercial Mortgage Trust Series 2023-PRM3 Class B, 6.5717% 7/10/2028 (e)(h)	1,612,000	1,635,443
Citigroup Commercial Mortgage Trust Series 2023-SMRT Class B, 5.8524% 6/12/2040 (e)(h)	1,612,000	1,622,563
Citigroup Commercial Mortgage Trust Series 2023-SMRT Class C, 5.8524% 6/12/2040 (e)(h)	3,144,000	3,142,898
COMM Mortgage Trust Series 2012-CR1 Class D, 5.2735% 5/15/2045 (e)(h)	365,804	343,141
COMM Mortgage Trust Series 2014-UBS2 Class D, 4.9607% 3/10/2047 (e)(h)(j)	162,063	71,535
COMM Mortgage Trust Series 2015-DC1 Class C, 4.4214% 2/10/2048 (e)	835,000	732,713
COMM Mortgage Trust Series 2017-CD4 Class C, 4.3497% 5/10/2050 (e)	967,000	890,309
COMM Mortgage Trust Series 2017-CD4 Class D, 3.3% 5/10/2050 (h)	893,000	668,225
COMM Mortgage Trust Series 2017-COR2 Class D, 3% 9/10/2050 (h)	893,000	808,779
COMM Mortgage Trust Series 2018-HCLV Class F, CME Term SOFR 1 month Index + 3.346%, 7.022% 9/15/2033 (d)(e)(h)	1,375,000	94,348
COMM Mortgage Trust Series 2018-HCLV Class G, CME Term SOFR 1 month Index + 5.3523%, 9.0283% 9/15/2033 (d)(e)(h)	1,375,000	48,972
Cone Trust Series 2024-DFW1 Class E, CME Term SOFR 1 month Index + 3.8885%, 7.5649% 8/15/2041 (d)(e)(h)	3,289,000	3,288,984
Credit Suisse Commercial Mortgage Trust Series 2021-SOP2 Class F, CME Term SOFR 1 month Index + 4.4314%, 8.1077% 6/15/2034 (d)(h)	2,296,000	1,336,725
DTP Commercial Mortgage Trust Series 2023-STE2 Class C, 6.6891% 1/15/2041 (e)(h)	2,837,000	2,824,362
ELP Series 2025-ELP Class E, 6.665% 11/13/2042 (e)(h)	4,825,000	4,772,563
EQT Trust Series 2024-EXTR Class B, 5.6546% 7/5/2041 (e)(h)	1,612,000	1,614,465
Estn Series 2026-TOWN Class A, 5.359% 5/12/2046 (e)(h)	8,310,000	8,211,913
Estn Series 2026-TOWN Class B, 5.5526% 5/12/2046 (e)(h)	1,680,000	1,657,907
Estn Series 2026-TOWN Class C, 5.9376% 5/12/2046 (e)(h)	10,490,000	10,398,438
Estn Series 2026-TOWN Class D, 6.6858% 5/12/2046 (e)(h)	465,000	461,385
Extended Stay America Trust Series 2025-ESH Class E, CME Term SOFR 1 month Index + 3.35%, 7.0264% 10/15/2042 (d)(e)(h)	2,483,921	2,508,760
Extended Stay America Trust Series 2025-ESH Class F, CME Term SOFR 1 month Index + 4.1%, 7.7764% 10/15/2042 (d)(e)(h)	1,863,663	1,884,629
Extended Stay America Trust Series 2026-ESH2 Class E, CME Term SOFR 1 month Index + 2.9%, 6.5764% 2/15/2043 (d)(e)(h)	2,445,362	2,462,174
Extended Stay America Trust Series 2026-ESH2 Class F, 7.4264% 2/15/2043 (e)(h)	5,981,299	6,029,898
Fontainebleau Miami Beach Beach Mortgage Trust Series 2024-FBLU Class G, CME Term SOFR 1 month Index + 5.65%, 9.3264% 12/15/2039 (d)(e)(h)	1,008,000	1,019,501
GGP Commercial Mortgage Trust Series 2026-SSP Class A, 5.1151% 7/5/2043 (e)(h)	9,680,000	9,590,473
GGP Commercial Mortgage Trust Series 2026-SSP Class B, 5.3569% 7/5/2043 (e)(h)	1,665,000	1,645,521
GS Mortgage Securities Trust Series 2011-GC5 Class C, 5.3875% 8/10/2044 (e)(h)	2,143,477	2,078,549
GS Mortgage Securities Trust Series 2011-GC5 Class D, 5.3875% 8/10/2044 (e)(h)	881,000	736,700
GS Mortgage Securities Trust Series 2011-GC5 Class E, 5.3875% 8/10/2044 (e)(h)	2,624,000	835,427
GS Mortgage Securities Trust Series 2011-GC5 Class F, 4.5% 8/10/2044 (h)(j)	2,546,000	7,638
GS Mortgage Securities Trust Series 2012-GCJ9 Class E, 4.3891% 11/10/2045 (e)(h)	464,855	446,210
GS Mortgage Securities Trust Series 2018-RIVR Class G, CME Term SOFR 1 month Index + 2.647%, 6.573% 7/15/2035 (d)(e)(h)	1,228,000	852
GS Mortgage Securities Trust Series 2019-GSA1 Class AS, 3.3399% 11/10/2052	60,000	55,904
GS Mortgage Securities Trust Series 2024-RVR Class A, 5.3716% 8/10/2041 (e)(h)	1,386,000	1,377,434
GS Mortgage Securities Trust Series 2025-800D Class B, CME Term SOFR 1 month Index + 3.45%, 7.1196% 11/25/2041 (d)(e)(h)	1,290,000	1,285,917
Hilton USA Trust Series 2016-HHV Class E, 4.3333% 11/5/2038 (e)(h)	3,580,000	3,566,567
Hilton USA Trust Series 2016-HHV Class F, 4.3333% 11/5/2038 (e)(h)	6,535,000	6,486,861
Hudson Yards Mortgage Trust Series 2026-10HY Class B, 5.3283% 12/10/2039 (e)(h)	4,070,000	4,023,849
Int Commercial Mortgage Trust Series 2025-PLAZA Class B, 5.3415% 11/5/2037 (e)(h)	3,000,000	2,962,624
J.P. Morgan Chase Commercial Mortgage Securities Trust Series 2025-BHR5 Class D, CME Term SOFR 1 month Index + 3.041%, 6.718% 3/15/2040 (d)(e)(h)	5,872,000	5,916,040
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX Class E, 4.8459% 6/15/2045 (e)(h)	960,477	934,045
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX Class F, 4% 6/15/2045 (h)	2,641,000	2,229,044
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX Class G, 4% 6/15/2045 (h)(j)	1,304,000	156,479
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY Class E, 3.9314% 6/10/2027 (e)(h)	2,631,000	5,235
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-AON Class F, 4.7670% 7/5/2031 (e)(h)(j)	1,625,000	231,563
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN Class FFX, 4.6254% 1/16/2037 (h)(j)	645,000	145,138
JP Morgan Chase Commercial Mortgage Securities Trust Series 2024-OMNI Class E, 5.9904% 10/5/2039 (e)(h)	2,110,000	2,075,865
JPMBB Commercial Mortgage Securities Trust Series 2014-C23 Class UH5, 4.7094% 9/15/2047 (h)	2,510,509	2,416,730
JPMBB Commercial Mortgage Securities Trust Series 2014-C26 Class D, 3.6291% 1/15/2048 (e)(h)	773,000	680,240
KELR Trust Series 2026-MF Class E, CME Term SOFR 1 month Index + 2.8%, 6.45% 8/15/2043 (d)(e)(h)	2,270,000	2,270,000
KNDR Trust Series 2021-KIND Class D, CME Term SOFR 1 month Index + 2.4145%, 6.1% 8/15/2038 (d)(e)(h)	1,919,239	1,911,991
KNDR Trust Series 2021-KIND Class F, CME Term SOFR 1 month Index + 4.0645%, 7.75% 8/15/2038 (d)(e)(h)	680,412	677,332
KRE COML Mortgage Trust Series 2025-AIP4 Class E, CME Term SOFR 1 month Index + 3%, 6.6764% 3/15/2042 (d)(e)(h)	1,506,213	1,509,618
LBA Trust Series 2026-LBA6 Class E, CME Term SOFR 1 month Index + 2.9%, 6.55% 7/15/2043 (d)(e)(h)	3,460,000	3,460,000
MCR Mortgage Trust Series 2024-TWA Class F, 10.382% 6/12/2039 (h)	1,773,000	1,780,370
MHP Commercial Mortgage Trust Series 2022-MHIL Class F, CME Term SOFR 1 month Index + 3.2592%, 6.9356% 1/15/2039 (d)(e)(h)(j)	1,110,400	1,110,053
MHP Commercial Mortgage Trust Series 2022-MHIL Class G, CME Term SOFR 1 month Index + 3.9575%, 7.6339% 1/15/2027 (d)(e)(h)	3,720,800	3,725,205
MHP Series 2025-MHIL2 Class E, CME Term SOFR 1 month Index + 3.5%, 7.1764% 9/15/2040 (d)(e)(h)	1,693,000	1,698,287
MIRA Trust Series 2023-MILE Class B, 7.2026% 6/10/2038 (h)	1,354,000	1,357,067
MLTI Trust Series 2026-MLTI Class A10, CME Term SOFR 1 month Index + 1.4%, 5.0764% 6/15/2039 (d)(e)(h)	5,000,000	5,012,172
MLTI Trust Series 2026-MLTI Class A2, CME Term SOFR 1 month Index + 1.65%, 5.3264% 6/15/2039 (d)(e)(h)	3,425,000	3,421,272
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6 Class F, 4.4894% 11/15/2045 (e)(h)	806,000	104,780
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12 Class D, 4.8478% 10/15/2046 (e)(h)	1,828,000	1,742,047
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9 Class C, 3.8267% 5/15/2046 (e)	1,065,000	992,783
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9 Class D, 3.9147% 5/15/2046 (e)(h)	719,000	661,413
Morgan Stanley Capital I Trust Series 2011-C2 Class D, 5.385% 6/15/2044 (e)(h)	373,435	369,761
Morgan Stanley Capital I Trust Series 2011-C2 Class F, 5.385% 6/15/2044 (e)(h)	947,000	712,485
Morgan Stanley Capital I Trust Series 2011-C2 Class XB, 0.5514% 6/15/2044 (e)(h)(i)	8,234,729	30,663
Morgan Stanley Capital I Trust Series 2011-C3 Class E, 5.0689% 7/15/2049 (e)(h)	111,583	111,320
Morgan Stanley Capital I Trust Series 2011-C3 Class F, 5.0689% 7/15/2049 (e)(h)(j)	1,813,000	1,804,197
Morgan Stanley Capital I Trust Series 2011-C3 Class G, 5.0689% 7/15/2049 (e)(h)(j)	1,628,000	1,616,025
Morgan Stanley Capital I Trust Series 2015-MS1 Class D, 4.1616% 5/15/2048 (e)(h)	1,674,000	1,339,317
Morgan Stanley Capital I Trust Series 2016-BNK2 Class D, 3% 11/15/2049 (h)(j)	956,000	715,679
Morgan Stanley Capital I Trust Series 2017-H1 Class C, 4.281% 6/15/2050	797,000	757,877
Morgan Stanley Capital I Trust Series 2020-L4 Class C, 3.536% 2/15/2053	891,000	781,495
Morgan Stanley Capital I Trust Series 2024-BPR2 Class A, 7.291% 5/5/2029 (h)	2,771,360	2,868,478
Morgan Stanley Capital I Trust Series 2024-NSTB Class B, 3.9% 9/24/2057 (e)(h)	4,375,000	4,168,280
MSJP Series 2015-HAUL Class E, 5.0127% 9/5/2047 (e)(h)	484,000	400,848
MSWF Commercial Mortgage Trust Series 2023-1 Class A5, 5.752% 5/15/2056	4,469,000	4,571,625
MSWF Commercial Mortgage Trust Series 2023-1 Class B, 6.6827% 5/15/2056 (e)	1,209,000	1,233,011
MSWF Commercial Mortgage Trust Series 2023-2 Class AS, 6.491% 12/15/2056	3,224,000	3,384,965
MSWF Commercial Mortgage Trust Series 2023-2 Class B, 7.1026% 12/15/2056 (e)	3,224,000	3,373,292
NCMF Trust Series 2025-MFS Class F, 8.7182% 6/10/2033 (e)(h)	1,612,000	1,608,946
NXPT Commercial Mortgage Trust Series 2024-STOR Class E, 6.9267% 11/5/2041 (e)(h)	6,047,000	5,951,847
NYC Commercial Mortgage Trust Series 2025-77C Class B, 5.1501% 1/10/2036 (e)(h)	737,000	722,971
NYC Commercial Mortgage Trust Series 2025-77C Class E, 6.4715% 1/10/2036 (e)(h)	1,480,000	1,438,543
PCY Series 2026-FCMT Class B, 5.5248% 4/5/2041 (e)(h)	322,000	317,149
PCY Series 2026-FCMT Class C, 5.8741% 4/5/2041 (e)(h)	2,096,000	2,068,800
PKHL Commercial Mortgage Trust Series 2021-MF Class E, CME Term SOFR 1 month Index + 2.7145%, 6.3915% 7/15/2038 (d)(e)(h)(j)	161,000	56,710
PKHL Commercial Mortgage Trust Series 2021-MF Class G, CME Term SOFR 1 month Index + 4.4645%, 8.1415% 7/15/2038 (d)(e)(h)	1,916,000	377,910
Prima Capital CRE Securitization Ltd Series 2020-8A Class C, 3% 12/26/2070 (h)	4,472,000	3,943,249
PRM Trust Series 2025-PRM6 Class E, 6.8026% 7/5/2033 (e)(h)	3,869,000	3,851,637
PRM5 Trust Series 2025-PRM5 Class E, 7.0967% 3/10/2033 (e)(h)	5,224,000	5,186,850
Prm7 Trust Series 2025-PRM7 Class B, 4.6524% 11/10/2042 (e)(h)	1,290,000	1,238,007
Providence Place Group LP Series 2000-C1 Class A2, 7.75% 7/20/2028 (h)	399,285	403,251
Ride Series 2025-SHRE Class E, 8.069% 2/14/2047 (e)(h)	3,734,000	3,757,199
Rocket Mortgage Trust Series 2024-CNTR Class E, 8.8191% 11/13/2041 (h)	8,175,000	8,487,545
SCG Commercial Mortgage Trust Series 2026-MFP2 Class E, CME Term SOFR 1 month Index + 2.6%, 6.35% 8/15/2041 (d)(e)(h)	2,035,000	2,035,000
SCG Trust Series 2025-SNIP Class E, 7.0764% 9/15/2042 (e)(h)	967,000	970,623
SG Commercial Mortgage Securities Trust Series 2020-COVE Class F, 3.8518% 3/15/2037 (e)(h)	1,612,000	1,473,735
SHR Trust Series 2024-LXRY Class D, CME Term SOFR 1 month Index + 3.6%, 7.2764% 10/15/2041 (d)(e)(h)	3,023,000	3,031,497
SMRT Trust Series 2022-MINI Class F, CME Term SOFR 1 month Index + 3.35%, 7.027% 1/15/2039 (d)(e)(h)(j)	4,712,000	4,694,330
SREIT Trust Series 2021-MFP2 Class J, CME Term SOFR 1 month Index + 4.03%, 7.706% 11/15/2036 (d)(e)(h)	3,505,000	3,502,101
STWD Trust Series 2021-LIH Class E, CME Term SOFR 1 month Index + 3.0175%, 6.694% 11/15/2036 (d)(e)(h)	1,607,000	1,605,027
STWD Trust Series 2021-LIH Class F, CME Term SOFR 1 month Index + 3.6655%, 7.342% 11/15/2036 (d)(e)(h)	4,927,000	4,920,951
STWD Trust Series 2021-LIH Class G, CME Term SOFR 1 month Index + 4.3145%, 7.991% 11/15/2036 (d)(e)(h)	2,959,000	2,955,367
SUMIT Mortgage Trust Series 2022-BVUE Class D, 2.8925% 2/12/2041 (e)(h)	1,935,000	1,702,230
SUMIT Mortgage Trust Series 2022-BVUE Class F, 2.8925% 2/12/2041 (e)(h)	1,035,000	836,582
SWCH Commercial Mortgage Trust Series 2025-DATA Class F, CME Term SOFR 1 month Index + 4.2389%, 7.9153% 2/15/2042 (d)(e)(h)	6,255,000	6,211,742
Texas Coml Mortgage Trust Series 2025-TWR Class D, CME Term SOFR 1 month Index + 3.0906%, 6.767% 4/15/2042 (d)(e)(h)	484,000	484,908
The Baha Trust Series 2024-MAR Class A, 6.1707% 12/10/2041 (e)(h)	9,680,000	9,806,491
UBS Commercial Mortgage Trust Series 2012-C1 Class E, 5% 5/10/2045 (e)(h)	1,515,129	1,439,388
UBS Commercial Mortgage Trust Series 2012-C1 Class F, 5% 5/10/2045 (e)(h)(j)	716,000	209,579
VASA Trust Series 2021-VASA Class F, CME Term SOFR 1 month Index + 4.0145%, 7.6915% 7/15/2039 (d)(e)(h)	2,155,000	1,874,005
VASA Trust Series 2021-VASA Class G, CME Term SOFR 1 month Index + 5.1145%, 8.7915% 7/15/2039 (d)(e)(h)	258,000	214,039
VDCM Commercial Mortgage Trust Series 2025-AZ Class C, 6.0329% 7/13/2044 (e)(h)	2,257,000	2,213,103
VDCM Commercial Mortgage Trust Series 2025-AZ Class D, 6.4337% 7/13/2044 (e)(h)	1,612,000	1,586,242
Wells Fargo Commercial Mortgage Trust Series 2019-C49 Class B, 4.546% 3/15/2052	96,000	91,857
Wells Fargo Commercial Mortgage Trust Series 2019-C52 Class C, 3.561% 8/15/2052	285,000	245,367
Wells Fargo Commercial Mortgage Trust Series 2024-1CHI Class D, 6.9321% 7/15/2035 (e)(h)	1,693,000	1,696,408
Wells Fargo Commercial Mortgage Trust Series 2025-5C3 Class B, 6.541% 1/15/2058 (e)	15,000	15,340
Wells Fargo Commercial Mortgage Trust Series 2025-C64 Class B, 6.044% 2/15/2058	100,000	99,235
Wells Fargo Commercial Mortgage Trust Series 2025-C65 Class B, 5.967% 10/15/2058	2,257,000	2,249,596
WF-RBS Commercial Mortgage Trust Series 2011-C3 Class D, 6.0497% 3/15/2044 (e)(h)	162,388	58,452
WF-RBS Commercial Mortgage Trust Series 2013-C11 Class E, 4.3557% 3/15/2045 (e)(h)	1,524,000	1,082,025
WF-RBS Commercial Mortgage Trust Series 2013-C13 Class D, 3.9564% 5/15/2045 (e)(h)	921,926	870,049
WHARF Series 2025-DC Class E, 7.7241% 7/15/2040 (e)(h)	3,224,000	3,224,950
WP Glimcher Mall Trust Series 2015-WPG Class PR1, 3.6332% 6/5/2035 (e)(h)(j)	2,168,000	974,603
WP Glimcher Mall Trust Series 2015-WPG Class PR2, 3.6332% 6/5/2035 (e)(h)	819,000	138,853
TOTAL UNITED STATES		463,228,515
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $466,437,046)		463,228,515

Common Stocks - 21.7%
	Shares	Value ($)
UNITED STATES - 21.7%
Financials - 0.5%
Mortgage Real Estate Investment Trusts (REITs) - 0.5%
Dynex Capital Inc	384,435	4,886,169
MFA Financial Inc	366,226	3,336,319
Rithm Capital Corp	124,487	1,229,932
Rithm Property Trust Inc	68,529	844,277
TOTAL FINANCIALS		10,296,697
Industrials - 0.0%
Construction & Engineering - 0.0%
WillScot Holdings Corp	18,991	461,101
Real Estate - 21.2%
Health Care REITs - 3.0%
CareTrust REIT Inc	91,915	3,854,915
Sabra Health Care REIT Inc	334,037	7,071,563
Ventas Inc	187,080	17,493,851
Welltower Inc	152,106	35,659,731
		64,080,060
Industrial REITs - 2.5%
Americold Realty Trust Inc	173,042	2,438,162
EastGroup Properties Inc	16,109	3,366,942
First Industrial Realty Trust Inc	72,426	4,768,528
LXP Industrial Trust	124,062	7,509,473
Prologis Inc	221,459	32,025,186
Rexford Industrial Realty Inc	81,523	3,079,124
Terreno Realty Corp	20,213	1,448,261
		54,635,676
Office REITs - 0.3%
Postal Realty Trust Inc Class A	257,136	5,924,413
Real Estate Management & Development - 0.3%
Compass Inc Class A (b)	82,185	936,087
Zillow Group Inc Class C (b)	182,127	6,203,246
		7,139,333
Residential REITs - 6.1%
American Homes 4 Rent Class A	161,223	5,388,073
AvalonBay Communities Inc	62,904	11,675,611
Elme Communities	215,618	347,145
Equity LifeStyle Properties Inc	395,165	25,713,387
Equity Residential	194,880	12,949,776
Essex Property Trust Inc	25,201	7,160,612
Invitation Homes Inc	966,239	28,716,623
Mid-America Apartment Communities Inc	4,516	597,647
Sun Communities Inc	97,355	12,021,395
UDR Inc	503,141	19,199,861
UMH Properties Inc	522,334	7,892,467
		131,662,597
Retail REITs - 2.3%
Acadia Realty Trust	90,480	2,033,086
Brixmor Property Group Inc	35,968	1,133,352
Federal Realty Investment Trust	21,937	2,722,162
InvenTrust Properties Corp	116,082	4,110,464
Kimco Realty Corp	283,831	7,232,014
Kite Realty Group Trust	335,080	9,589,990
Macerich Co/The	87,327	2,256,530
NNN REIT Inc	163,427	7,766,051
Realty Income Corp	70,813	4,522,826
Simon Property Group Inc	39,077	8,963,091
SITE Centers Corp	95,584	409,099
		50,738,665
Specialized REITs - 6.7%
American Tower Corp	236,977	41,082,333
Crown Castle Inc	31,139	2,375,906
CubeSmart	55,484	2,300,367
Digital Realty Trust Inc	71,970	13,567,784
Equinix Inc	33,301	33,943,043
Extra Space Storage Inc	43,776	6,480,599
Gaming and Leisure Properties Inc	161,740	7,244,335
Lamar Advertising Co Class A	33,656	5,383,614
Public Storage	29,360	9,517,631
SBA Communications Corp Class A	30,631	5,543,598
VICI Properties Inc	591,964	15,598,251
Weyerhaeuser Co	47,607	1,191,603
		144,229,064
TOTAL REAL ESTATE		458,409,808
TOTAL UNITED STATES		469,167,606
TOTAL COMMON STOCKS (Cost $459,353,619)		469,167,606

Convertible Preferred Stocks - 3.0%
	Shares	Value ($)
UNITED STATES - 3.0%
Financials - 2.7%
Mortgage Real Estate Investment Trusts (REITs) - 2.7%
AGNC Investment Corp CME Term SOFR 3 month Index + 4.5936%, 0% (d)(e)	217,302	5,433,637
AGNC Investment Corp CME Term SOFR 3 month Index + 4.9586%, 0% (d)(e)	300,643	7,535,617
AGNC Investment Corp CME Term SOFR 3 month Index + 5.2546%, 0% (d)(e)	371,439	9,477,266
Annaly Capital Management Inc CME Term SOFR 3 month Index + 5.2506%, 0% (d)(e)	62,965	1,619,145
Chimera Investment Corp Series B, CME Term SOFR 3 month Index + 6.0526%, 11.3508% (d)(e)	202,030	4,874,983
Chimera Investment Corp Series C, CME Term SOFR 3 month Index + 4.743%, 7.75% (d)(e)	249,452	5,682,517
Dynex Capital Inc Series C, CME Term SOFR 3 month Index + 5.7226%, 9.9787% (d)(e)	122,032	3,115,477
Rithm Capital Corp CME Term SOFR 3 month Index + 5.2306%, 0% (d)(e)	330,337	8,086,650
Rithm Capital Corp CME Term SOFR 3 month Index + 5.9016%, 7.125% (d)(e)	330,140	8,296,418
Rithm Capital Corp CME Term SOFR 3 month Index + 6.0636%, 7.5% (d)(e)	110,497	2,789,055
TOTAL FINANCIALS		56,910,765
Real Estate - 0.3%
Hotel & Resort REITs - 0.0%
RLJ Lodging Trust Series A,1.95%	10,184	257,553
Industrial REITs - 0.3%
LXP Industrial Trust 6.5%	141,898	6,896,243
TOTAL REAL ESTATE		7,153,796
TOTAL UNITED STATES		64,064,561
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $64,008,178)		64,064,561

Non-Convertible Corporate Bonds - 40.5%
		Principal Amount (a)	Value ($)
UNITED STATES - 40.5%
Communication Services - 2.2%
Diversified Telecommunication Services - 1.9%
APLD ComputeCo 2 LLC 6.75% 3/15/2031 (h)		3,005,000	2,937,413
Beacon Point DC LLC 6.129% 11/30/2042 (h)		3,240,000	3,108,878
Cipher Compute LLC 7.125% 11/15/2030 (h)		1,175,000	1,198,513
Flash Compute LLC 7.25% 12/31/2030 (h)		3,035,000	3,064,811
HUT 8 DC LLC 6.192% 11/15/2042 (h)		8,180,000	7,953,231
Meridian Arc Holdco LLC 6.25% 4/30/2031 (h)		4,565,000	4,386,202
RD Michigan Property Owner I LLC 7.5% 3/30/2045 (h)		7,065,000	6,847,240
Stingray Compute LLC 6% 6/15/2031 (h)		1,990,000	1,941,396
Uniti Services LLC 7.5% 10/15/2033 (h)		1,610,000	1,645,235
WULF Compute LLC 7.75% 10/15/2030 (h)		8,100,000	8,415,633
			41,498,552
Interactive Media & Services - 0.2%
Sopaipilla Investor LLC 7.534% 11/30/2048 (h)		3,220,000	3,337,478
Media - 0.1%
Lamar Media Corp 3.75% 2/15/2028		645,000	631,220
Lamar Media Corp 4% 2/15/2030		1,895,000	1,807,576
			2,438,796
TOTAL COMMUNICATION SERVICES			47,274,826
Consumer Discretionary - 3.4%
Hotels, Restaurants & Leisure - 2.0%
Choice Hotels International Inc 5.85% 8/1/2034		2,255,000	2,251,298
Hilton Domestic Operating Co Inc 3.625% 2/15/2032 (h)		5,780,000	5,230,036
Hilton Domestic Operating Co Inc 3.75% 5/1/2029 (h)		1,700,000	1,629,202
Hilton Domestic Operating Co Inc 4% 5/1/2031 (h)		5,495,000	5,156,526
Hilton Domestic Operating Co Inc 5.5% 3/31/2034 (h)		3,020,000	2,958,383
Hilton Domestic Operating Co Inc 5.5% 9/15/2031 (h)		2,905,000	2,878,268
Hilton Domestic Operating Co Inc 5.75% 9/15/2033 (h)		4,035,000	3,998,269
Hilton Domestic Operating Co Inc 5.875% 3/15/2033 (h)		2,515,000	2,514,280
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower Inc 4.875% 7/1/2031 (h)		5,890,000	5,447,784
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.875% 4/1/2027		965,000	964,684
Hyatt Hotels Corp 5.5% 6/30/2034		1,610,000	1,604,000
Las Vegas Sands Corp 6% 6/14/2030		3,225,000	3,285,591
Marriott Ownership Resorts Inc 4.5% 6/15/2029 (h)		5,145,000	4,959,707
Times Square Hotel Trust 8.528% 8/1/2026 (h)		29,355	29,348
			42,907,376
Household Durables - 1.4%
Beazer Homes USA Inc 8% 1/15/2032 (h)		3,285,000	3,349,859
Century Communities Inc 3.875% 8/15/2029 (h)		4,195,000	3,978,193
Century Communities Inc 6.625% 9/15/2033 (h)		6,130,000	6,150,126
KB Home 4% 6/15/2031		655,000	605,021
KB Home 4.8% 11/15/2029		2,000,000	1,938,898
LGI Homes Inc 4% 7/15/2029 (h)		4,290,000	3,964,498
LGI Homes Inc 7% 11/15/2032 (h)		1,260,000	1,228,162
M/I Homes Inc 3.95% 2/15/2030		5,505,000	5,186,851
Tri Pointe Homes Inc 5.25% 6/1/2027		3,695,000	3,690,975
			30,092,583
TOTAL CONSUMER DISCRETIONARY			72,999,959
Financials - 0.2%
Financial Services - 0.1%
Rexford Industrial Realty LP 2.15% 9/1/2031		1,610,000	1,389,580
Mortgage Real Estate Investment Trusts (REITs) - 0.1%
Starwood Property Trust Inc 6.125% 6/1/2031 (h)		3,015,000	3,007,861
TOTAL FINANCIALS			4,397,441
Health Care - 0.2%
Health Care Providers & Services - 0.2%
Sabra Health Care LP 3.2% 12/1/2031		5,480,000	4,921,064
Sabra Health Care LP 3.9% 10/15/2029		370,000	356,744
TOTAL HEALTH CARE			5,277,808
Industrials - 0.1%
Commercial Services & Supplies - 0.1%
Williams Scotsman Inc 6.625% 4/15/2030 (h)		1,125,000	1,150,303
Williams Scotsman Inc 6.625% 6/15/2029 (h)		1,610,000	1,637,201
TOTAL INDUSTRIALS			2,787,504
Information Technology - 0.5%
IT Services - 0.5%
Beignet Investor LLC 6.581% 5/30/2049 (h)		10,625,000	10,300,548
Real Estate - 33.9%
Diversified REITs - 5.2%
Equinix Europe 2 Financing Corp LLC 5.5% 6/15/2034		1,610,000	1,588,896
Global Net Lease Inc / Global Net Lease Operating Partnership LP 3.75% 12/15/2027 (h)		1,635,000	1,597,198
Global Net Lease Inc 4.5% 9/30/2028 (h)		4,320,000	4,218,490
GLP Capital LP / GLP Financing II Inc 4% 1/15/2030		965,000	921,041
GLP Capital LP / GLP Financing II Inc 4% 1/15/2031		645,000	604,126
GLP Capital LP / GLP Financing II Inc 5.25% 2/15/2033		3,275,000	3,160,747
GLP Capital LP / GLP Financing II Inc 5.3% 1/15/2029		6,190,000	6,196,110
GLP Capital LP / GLP Financing II Inc 5.625% 3/1/2036		1,935,000	1,855,353
GLP Capital LP / GLP Financing II Inc 5.625% 9/15/2034		5,480,000	5,336,823
GLP Capital LP / GLP Financing II Inc 5.75% 11/1/2037		2,145,000	2,056,291
GLP Capital LP / GLP Financing II Inc 6.25% 9/15/2054		7,095,000	6,709,094
GLP Capital LP / GLP Financing II Inc 6.75% 12/1/2033		6,285,000	6,542,616
Safehold GL Holdings LLC 2.8% 6/15/2031		2,255,000	2,016,569
Safehold GL Holdings LLC 2.85% 1/15/2032		5,885,000	5,194,330
Safehold GL Holdings LLC 6.1% 4/1/2034		7,225,000	7,446,065
Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC 6% 1/15/2030 (h)		5,815,000	5,548,489
Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC 6.5% 2/15/2029 (h)		4,075,000	4,019,021
Vici Properties LP / Vici Note Co Inc 4.625% 12/1/2029 (h)		8,460,000	8,266,842
VICI Properties LP 5.125% 5/15/2032		9,350,000	9,119,199
VICI Properties LP 5.625% 4/1/2035		8,385,000	8,213,948
VICI Properties LP 5.625% 5/15/2052		7,845,000	6,871,647
VICI Properties LP 5.75% 4/1/2034		185,000	183,906
VICI Properties LP 6.125% 4/1/2054		7,585,000	7,090,854
WP Carey Inc 2.25% 4/1/2033		1,610,000	1,333,349
WP Carey Inc 2.45% 2/1/2032		645,000	558,581
WP Carey Inc 3.85% 7/15/2029		1,015,000	988,122
WP Carey Inc 5.375% 6/30/2034		2,255,000	2,238,263
XHR LP 4.875% 6/1/2029 (h)		3,225,000	3,141,882
			113,017,852
Health Care REITs - 2.5%
CTR Partnership LP / CareTrust Capital Corp 3.875% 6/30/2028 (h)		7,050,000	6,864,633
MPT Operating Partnership LP / MPT Finance Corp 3.5% 3/15/2031		5,160,000	3,521,537
MPT Operating Partnership LP / MPT Finance Corp 4.625% 8/1/2029		6,395,000	5,124,767
MPT Operating Partnership LP / MPT Finance Corp 5% 10/15/2027		3,870,000	3,754,408
MPT Operating Partnership LP / MPT Finance Corp 8.5% 2/15/2032 (h)		2,025,000	2,058,028
Omega Healthcare Investors Inc 3.25% 4/15/2033		5,805,000	5,053,122
Omega Healthcare Investors Inc 3.375% 2/1/2031		1,610,000	1,480,146
Omega Healthcare Investors Inc 4.75% 1/15/2028		75,000	74,807
Ventas Realty LP 2.5% 9/1/2031		485,000	427,957
Ventas Realty LP 4.375% 2/1/2045		965,000	782,518
Ventas Realty LP 4.4% 1/15/2029		3,225,000	3,195,354
Ventas Realty LP 5% 1/15/2035		1,610,000	1,553,430
Ventas Realty LP 5% 2/15/2036		11,230,000	10,779,517
Ventas Realty LP 5.625% 7/1/2034		1,610,000	1,626,236
Ventas Realty LP 5.7% 9/30/2043		965,000	927,060
Welltower OP LLC 4.125% 3/15/2029		965,000	951,319
Welltower OP LLC 5.125% 7/1/2035		6,035,000	5,949,845
			54,124,684
Hotel & Resort REITs - 0.4%
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 4.875% 5/15/2029 (h)		2,255,000	2,197,914
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 7% 2/1/2030 (h)		1,005,000	1,021,245
RHP Hotel Properties LP / RHP Finance Corp 6.5% 4/1/2032 (h)		2,580,000	2,623,672
RHP Hotel Properties LP / RHP Finance Corp 6.5% 6/15/2033 (h)		1,795,000	1,826,335
RLJ Lodging Trust LP 4% 9/15/2029 (h)		1,560,000	1,485,955
			9,155,121
Industrial REITs - 2.4%
Lineage OP LP 5.25% 7/15/2030		3,385,000	3,372,095
LXP Industrial Trust 2.375% 10/1/2031		3,420,000	3,011,801
LXP Industrial Trust 2.7% 9/15/2030		1,425,000	1,295,359
LXP Industrial Trust 6.75% 11/15/2028		80,000	82,816
Prologis LP 4.9% 6/15/2036		14,430,000	13,799,553
Prologis LP 5% 1/31/2035		1,610,000	1,566,020
Prologis LP 5% 3/15/2034		5,020,000	4,910,921
Prologis LP 5.125% 1/15/2034		1,610,000	1,594,087
Prologis LP 5.25% 3/15/2054		8,330,000	7,492,928
Prologis LP 5.25% 5/15/2035		3,780,000	3,738,930
Prologis LP 5.25% 6/15/2053		11,495,000	10,364,684
			51,229,194
Office REITs - 0.2%
Boston Properties LP 3.25% 1/30/2031		2,580,000	2,377,795
Boston Properties LP 6.75% 12/1/2027		10,000	10,254
Hudson Pacific Properties LP 4.65% 4/1/2029		1,935,000	1,818,823
			4,206,872
Real Estate Management & Development - 4.7%
Americold Realty Operating Partnership LP 5.409% 9/12/2034		9,865,000	9,444,879
Americold Realty Operating Partnership LP 5.6% 5/15/2032		3,275,000	3,251,933
Anywhere Real Estate Group LLC / Anywhere Co-Issuer Corp 7% 4/15/2030 (h)		1,625,000	1,637,314
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 5.75% 1/15/2029 (h)		3,160,000	3,113,306
Anywhere Real Estate Group LLC / Realogy Co-Issuer Corp 9.75% 4/15/2030 (h)		1,525,000	1,633,940
CBRE Services Inc 4.8% 6/15/2030		50,000	49,467
CBRE Services Inc 5.25% 6/1/2036		5,250,000	5,069,263
CBRE Services Inc 5.5% 6/15/2035		1,610,000	1,595,405
CBRE Services Inc 5.95% 8/15/2034		5,400,000	5,525,095
CoStar Group Inc 2.8% 7/15/2030 (h)		645,000	578,328
Cushman & Wakefield US Borrower LLC 6.75% 5/15/2028 (h)		1,106,000	1,105,982
Essex Portfolio LP 2.55% 6/15/2031		645,000	573,884
Essex Portfolio LP 2.65% 3/15/2032		965,000	846,929
Essex Portfolio LP 4.5% 3/15/2048		1,220,000	970,440
Essex Portfolio LP 4.875% 2/15/2036		10,475,000	9,950,811
Essex Portfolio LP 5.5% 4/1/2034		7,120,000	7,121,592
Extra Space Storage LP 2.35% 3/15/2032		3,870,000	3,329,591
Extra Space Storage LP 2.55% 6/1/2031		645,000	573,258
Extra Space Storage LP 5.35% 1/15/2035		5,695,000	5,595,086
Extra Space Storage LP 5.4% 2/1/2034		6,550,000	6,497,906
Extra Space Storage LP 5.4% 6/15/2035		10,725,000	10,574,658
Extra Space Storage LP 5.5% 7/1/2030		1,610,000	1,631,441
Extra Space Storage LP 5.9% 1/15/2031		2,950,000	3,033,666
Forestar Group Inc 5% 3/1/2028 (h)		1,610,000	1,598,205
Kennedy-Wilson Inc 7% 6/1/2031 (h)		4,755,000	4,842,035
Kennedy-Wilson Inc 7.25% 6/1/2033 (h)		7,378,000	7,469,045
Tanger Properties LP 2.75% 9/1/2031		1,610,000	1,437,091
Taylor Morrison Communities Inc 5.125% 8/1/2030 (h)		1,520,000	1,516,179
Taylor Morrison Communities Inc 5.75% 11/15/2032 (h)		1,520,000	1,555,866
			102,122,595
Residential REITs - 3.8%
American Homes 4 Rent LP 2.375% 7/15/2031		2,900,000	2,543,122
American Homes 4 Rent LP 3.375% 7/15/2051		2,495,000	1,597,436
American Homes 4 Rent LP 3.625% 4/15/2032		8,705,000	7,985,754
American Homes 4 Rent LP 4.3% 4/15/2052		2,740,000	2,062,810
American Homes 4 Rent LP 4.9% 2/15/2029		4,190,000	4,191,061
American Homes 4 Rent LP 4.95% 6/15/2030		15,000	14,903
American Homes 4 Rent LP 5.25% 3/15/2035		8,860,000	8,662,736
American Homes 4 Rent LP 5.5% 2/1/2034		8,060,000	8,018,888
American Homes 4 Rent LP 5.5% 7/15/2034		2,015,000	2,002,539
ERP Operating LP 4.65% 9/15/2034		1,610,000	1,536,260
Invitation Homes Operating Partnership LP 2% 8/15/2031		75,000	64,166
Invitation Homes Operating Partnership LP 2.7% 1/15/2034		1,700,000	1,406,487
Invitation Homes Operating Partnership LP 4.15% 4/15/2032		11,285,000	10,646,074
Invitation Homes Operating Partnership LP 4.875% 2/1/2035		5,545,000	5,282,532
Invitation Homes Operating Partnership LP 5.5% 8/15/2033		10,640,000	10,668,990
Sun Communities Operating LP 2.7% 7/15/2031		5,805,000	5,167,975
Sun Communities Operating LP 4.2% 4/15/2032		5,945,000	5,616,828
UDR Inc 3% 8/15/2031		485,000	440,629
UDR Inc 5.125% 9/1/2034		4,835,000	4,737,850
			82,647,040
Retail REITs - 6.4%
Agree LP 2.6% 6/15/2033		1,965,000	1,650,702
Agree LP 2.9% 10/1/2030		485,000	446,716
Agree LP 4.8% 10/1/2032		415,000	404,705
Agree LP 5.625% 6/15/2034		2,375,000	2,391,600
Brixmor Operating Partnership LP 2.5% 8/16/2031		2,900,000	2,559,833
Brixmor Operating Partnership LP 4.05% 7/1/2030		1,290,000	1,245,137
Brixmor Operating Partnership LP 4.125% 5/15/2029		605,000	593,427
Brixmor Operating Partnership LP 4.85% 2/15/2033		15,000	14,557
Brixmor Operating Partnership LP 5.5% 2/15/2034		3,225,000	3,225,791
Essential Properties LP 5.375% 7/15/2036		3,000,000	2,906,791
Essential Properties LP 5.4% 12/1/2035		685,000	666,326
Kimco Realty OP LLC 4.45% 9/1/2047		1,000,000	817,758
Kimco Realty OP LLC 4.6% 2/1/2033		2,900,000	2,807,644
Kimco Realty OP LLC 5.3% 2/1/2036		4,745,000	4,708,178
Kimco Realty OP LLC 6.4% 3/1/2034		1,105,000	1,175,442
Kite Realty Group LP 4.95% 12/15/2031		2,000,000	1,969,489
Kite Realty Group LP 5.2% 8/15/2032		5,805,000	5,781,743
Kite Realty Group LP 5.5% 3/1/2034		4,515,000	4,507,288
NNN REIT Inc 3.5% 4/15/2051		3,870,000	2,598,099
NNN REIT Inc 4.8% 10/15/2048		1,000,000	833,521
NNN REIT Inc 5.5% 6/15/2034		7,450,000	7,459,741
NNN REIT Inc 5.6% 10/15/2033		1,510,000	1,525,615
Phillips Edison Grocery Center Operating Partnership I LP 2.625% 11/15/2031		5,320,000	4,698,397
Phillips Edison Grocery Center Operating Partnership I LP 4.95% 1/15/2035		12,120,000	11,602,001
Phillips Edison Grocery Center Operating Partnership I LP 5.25% 8/15/2032		3,225,000	3,218,070
Phillips Edison Grocery Center Operating Partnership I LP 5.75% 7/15/2034		6,935,000	7,000,174
Realty Income Corp 3.4% 1/15/2030		2,255,000	2,145,206
Realty Income Corp 4% 7/15/2029		965,000	945,809
Realty Income Corp 5.125% 2/15/2034		1,130,000	1,116,832
Realty Income Corp 5.125% 4/15/2035		7,790,000	7,609,310
Realty Income Corp 5.25% 9/4/2041	GBP	1,020,000	1,219,244
Regency Centers LP 5.25% 1/15/2034		1,610,000	1,598,374
Simon Property Group LP 3.25% 9/13/2049		1,520,000	995,557
Simon Property Group LP 3.8% 7/15/2050		1,625,000	1,162,819
Simon Property Group LP 4.75% 9/26/2034		5,880,000	5,629,464
Simon Property Group LP 5.125% 10/1/2035		11,775,000	11,543,238
Simon Property Group LP 5.85% 3/8/2053		11,010,000	10,646,693
Simon Property Group LP 6.25% 1/15/2034		1,610,000	1,695,195
Simon Property Group LP 6.65% 1/15/2054		12,175,000	13,018,873
Simon Property Group LP 6.75% 2/1/2040		1,935,000	2,118,361
			138,253,720
Specialized REITs - 8.3%
American Tower Corp 2.7% 4/15/2031		645,000	581,065
American Tower Corp 2.95% 1/15/2051		5,000,000	2,971,208
American Tower Corp 3.7% 10/15/2049		50,000	34,625
American Tower Corp 3.8% 8/15/2029		7,415,000	7,194,616
American Tower Corp 4.05% 3/15/2032		7,095,000	6,707,364
American Tower Corp 5.35% 3/15/2035		5,500,000	5,426,199
American Tower Corp 5.4% 1/31/2035		4,835,000	4,795,204
American Tower Corp 5.45% 2/15/2034		9,350,000	9,332,622
American Tower Corp 5.55% 7/15/2033		5,935,000	5,979,983
American Tower Corp 5.65% 3/15/2033		6,450,000	6,552,449
American Tower Corp 5.9% 11/15/2033		2,580,000	2,648,896
Crown Castle Inc 2.1% 4/1/2031		2,900,000	2,525,111
Crown Castle Inc 2.25% 1/15/2031		4,515,000	3,977,800
Crown Castle Inc 2.5% 7/15/2031		1,610,000	1,416,419
Crown Castle Inc 2.9% 4/1/2041		14,850,000	10,346,704
Crown Castle Inc 3.8% 2/15/2028		645,000	635,250
Crown Castle Inc 4.15% 7/1/2050		3,400,000	2,492,571
Crown Castle Inc 4.75% 5/15/2047		1,610,000	1,299,837
Crown Castle Inc 5% 1/11/2028		965,000	968,329
Crown Castle Inc 5.1% 5/1/2033		9,675,000	9,415,704
Crown Castle Inc 5.2% 2/15/2049		7,335,000	6,256,213
Crown Castle Inc 5.2% 9/1/2034		9,750,000	9,462,110
Crown Castle Inc 5.6% 6/1/2029		1,610,000	1,637,066
Crown Castle Inc 5.8% 3/1/2034		11,605,000	11,692,959
CubeSmart LP 2.5% 2/15/2032		3,225,000	2,816,989
CubeSmart LP 4.375% 2/15/2029		3,870,000	3,828,946
CubeSmart LP 5.125% 11/1/2035		5,225,000	5,043,242
EPR Properties 3.6% 11/15/2031		645,000	586,129
EPR Properties 4.95% 4/15/2028		2,580,000	2,572,407
Iron Mountain Inc 4.5% 2/15/2031 (h)		1,525,000	1,443,327
Iron Mountain Inc 4.875% 9/15/2027 (h)		965,000	961,839
Iron Mountain Inc 5.25% 7/15/2030 (h)		1,610,000	1,573,310
Iron Mountain Inc 6.25% 1/15/2033 (h)		7,895,000	7,925,337
Millrose Properties Inc 6.25% 9/15/2032 (h)		5,065,000	5,060,717
Millrose Properties Inc 6.375% 8/1/2030 (h)		3,040,000	3,062,474
Public Storage Operating Co 5.1% 8/1/2033		1,610,000	1,603,323
Public Storage Operating Co 5.35% 8/1/2053		14,075,000	12,765,654
SBA Communications Corp 3.125% 2/1/2029		10,060,000	9,605,348
SBA Communications Corp 3.875% 2/15/2027		6,450,000	6,407,418
			179,606,764
TOTAL REAL ESTATE			734,363,842
TOTAL UNITED STATES			877,401,928
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $893,831,886)			877,401,928

Non-Convertible Preferred Stocks - 8.3%
	Shares	Value ($)
CANADA - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Enbridge Inc 5 year U.S. Treasury Index + 3.14%, 5.9491% Series 1 (d)(e)	160,654	4,106,316
Enbridge Inc Series L, 5 year U.S. Treasury Index + 3.15%, 4.959% (d)(e)	35,918	903,697

TOTAL CANADA		5,010,013
UNITED STATES - 8.1%
Financials - 2.5%
Capital Markets - 0.1%
DigitalBridge Group Inc 7.125% Series J	94,309	1,483,481
DigitalBridge Group Inc Series H, 7.125%	47,853	735,501
DigitalBridge Group Inc Series I, 7.15%	45,998	707,448
		2,926,430
Mortgage Real Estate Investment Trusts (REITs) - 2.4%
AGNC Investment Corp 7.75% Series G (e)	103,175	2,591,746
AGNC Investment Corp CME Term SOFR 3 month Index + 5.3726%, 10.3713% (d)(e)	210,606	5,444,165
AGNC Investment Corp Series H, 8.75%	96,726	2,458,775
Annaly Capital Management Inc CME Term SOFR 3 month Index + 4.4336%, 0% (d)(e)	344,861	8,704,292
Annaly Capital Management Inc CME Term SOFR 3 month Index + 4.993%, 10.1521% (d)(e)	443,149	11,448,754
Arbor Realty Trust Inc Series D 6.375%	40,657	646,446
Arbor Realty Trust Inc Series F, 6.25% (e)	144,295	3,261,067
MFA Financial Inc 7.5%	68,202	1,422,012
MFA Financial Inc CME Term SOFR 3 month Index + 5.6066%, 0% (d)(e)	223,036	5,174,435
Pennymac Mortgage Investment Trust 6.75%	70,191	1,273,967
Pennymac Mortgage Investment Trust 8.125% (e)	62,809	1,398,128
Pennymac Mortgage Investment Trust Series B 3 month U.S. Treasury Index + 8%, 0% (d)(e)	99,639	2,239,885
Rithm Capital Corp 7% Series D (e)	48,750	1,217,774
Two Harbors Investment Corp 7.625% Series B (e)	106,984	2,675,670
Two Harbors Investment Corp 8.125% Series A (e)	60,325	1,509,935
		51,467,051
TOTAL FINANCIALS		54,393,481
Real Estate - 5.6%
Diversified REITs - 1.0%
Armada Hoffler Properties Inc Series A 6.75%	82,233	1,837,825
CTO Realty Growth Inc 6.375%	38,690	827,579
Gladstone Commercial Corp Series E 6.625%	50,838	1,170,036
Gladstone Commercial Corp Series G, 6%	126,066	2,603,263
Global Net Lease Inc 6.875% Series B	127,161	2,753,036
Global Net Lease Inc 7.25% Series A	181,071	4,162,822
Global Net Lease Inc 7.375% Series E	122,468	2,814,315
Global Net Lease Inc 7.5%	233,411	5,550,514
		21,719,390
Health Care REITs - 0.2%
Global Medical REIT Inc 7.5% Series A	48,636	1,196,446
National Healthcare Properties Inc Series A, 7.375%	117,619	2,739,347
National Healthcare Properties Inc Series B, 7.125%	61,260	1,386,019
		5,321,812
Hotel & Resort REITs - 1.3%
Braemar Hotels & Resorts Inc 8.25% Series D	24,537	419,583
Pebblebrook Hotel Trust 6.3% Series F	107,220	2,171,205
Pebblebrook Hotel Trust 6.375%	326,711	6,645,302
Pebblebrook Hotel Trust 6.375% Series E	151,446	3,066,782
Pebblebrook Hotel Trust Series H, 5.7%	263,095	4,740,972
Summit Hotel Properties Inc Series E, 6.25%	162,880	3,013,280
Summit Hotel Properties Inc Series F, 5.875%	121,553	2,152,691
Sunstone Hotel Investors Inc Series H, 6.125%	58,036	1,279,693
Sunstone Hotel Investors Inc Series I, 5.7%	77,381	1,663,692
		25,153,200
Industrial REITs - 0.3%
Prologis Inc Series Q, 8.54%	30,113	1,555,336
Rexford Industrial Realty Inc 5.625% Series C	150,737	3,188,088
Rexford Industrial Realty Inc 5.875% Series B	96,209	2,185,868
		6,929,292
Office REITs - 0.6%
Hudson Pacific Properties Inc 4.75% Series C	222,105	3,262,722
SL Green Realty Corp Series I, 6.5%	600	12,852
Vornado Realty Trust 4.45% Series O	800	11,784
Vornado Realty Trust 5.25% Series M	191,932	3,351,134
Vornado Realty Trust Series L, 5.4%	180,923	3,178,817
Vornado Realty Trust Series N 5.25%	125,372	2,192,756
		12,010,065
Real Estate Management & Development - 0.0%
Brookfield Property Partners LP 5.75%	13,864	193,264
Brookfield Property Partners LP 6.5%	11,003	176,048
Seritage Growth Properties Series A, 7%	29,658	678,872
		1,048,184
Residential REITs - 0.7%
American Homes 4 Rent 5.875% Series G	157,367	3,606,852
American Homes 4 Rent Series H, 6.25%	148,244	3,503,005
UMH Properties Inc 6.375% Series D	385,242	8,490,734
		15,600,591
Retail REITs - 0.5%
Agree Realty Corp 4.25%	98,765	1,683,943
Cedar Realty Trust Inc 7.25%	10,136	185,044
Federal Realty Investment Trust 5% Series C	320	6,160
Kimco Realty Corp 5.125%	67,069	1,288,395
Kimco Realty Corp Series M 5.25%	100,226	1,962,426
Regency Centers Corp 5.875%	70,680	1,527,748
Regency Centers Corp 6.25% Series A	139,595	3,205,101
Saul Centers Inc 6% Series E	24,775	537,865
Saul Centers Inc 6.125% Series D	18,628	391,188
		10,787,870
Specialized REITs - 1.0%
Digital Realty Trust Inc 5.25%	26,662	527,641
Digital Realty Trust Inc Series K 5.85%	14,555	320,210
Digital Realty Trust Inc Series L, 5.2%	58,356	1,154,865
EPR Properties 5.75%	32,936	691,656
Gladstone Land Corp 6% Series C	620	13,026
Public Storage 3.875%	8,589	127,975
Public Storage 4%	247,326	3,798,927
Public Storage 4%	132,149	2,032,452
Public Storage 6%	176,162	4,000,639
Public Storage Operating Co 5.05% Series G	57,576	1,146,914
Public Storage Operating Co 5.15% Series F	17,417	346,947
Public Storage Series H, 5.6%	9,019	194,855
Public Storage Series I, 4.875%	36,264	690,829
Public Storage Series J, 4.7%	23,734	427,924
Public Storage Series K, 4.75%	54,922	1,019,902
Public Storage Series L, 4.625%	184,963	3,286,793
Public Storage Series MM, 4.125%	17,977	286,014
Public Storage Series O, 3.9%	14,107	210,759
Public Storage Series S, 4.1%	97,141	1,527,057
		21,805,385
TOTAL REAL ESTATE		120,375,789
TOTAL UNITED STATES		174,769,270
TOTAL NON-CONVERTIBLE PREFERRED STOCKS (Cost $178,222,314)		179,779,283

Preferred Securities - 0.1%
	Principal Amount (a)	Value ($)
UNITED STATES - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Energy Transfer LP Series G, 7.125% (e)(g) (Cost $2,051,828)	1,935,000	2,015,219

Money Market Funds - 2.4%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (k) (Cost $50,886,532)	3.69	50,879,046	50,889,222

TOTAL INVESTMENT IN SECURITIES - 99.5% (Cost $2,162,296,428)	2,153,666,102
NET OTHER ASSETS (LIABILITIES) - 0.5%	11,212,399
NET ASSETS - 100.0%	2,164,878,501

Currency Abbreviations
GBP	-	British Pound Sterling

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f)	Non-income producing - Security is in default.
(g)	Security is perpetual in nature with no stated maturity date.
(h)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $640,829,018 or 29.6% of net assets.

(i)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(j)	Level 3 security.
(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	-	336,907,551	286,014,862	825,355	(6,157)	2,690	50,889,222	50,879,046
	-	336,907,551	286,014,862	825,355	(6,157)	2,690	50,889,222

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Asset-Backed Securities	30,967,217	-	30,967,217	-

Bank Loan Obligations
Communication Services	2,599,800	-	2,599,800	-
Consumer Discretionary	7,156,006	-	7,156,006	-
Energy	5,058,574	-	5,058,574	-
Real Estate	1,338,171	-	1,338,171	-

Commercial Mortgage Securities	463,228,515	-	447,829,633	15,398,882

Common Stocks
Financials	10,296,697	10,296,697	-	-
Industrials	461,101	461,101	-	-
Real Estate	458,409,808	458,409,808	-	-

Convertible Preferred Stocks
Financials	56,910,765	56,910,765	-	-
Real Estate	7,153,796	-	7,153,796	-

Non-Convertible Corporate Bonds
Communication Services	47,274,826	-	47,274,826	-
Consumer Discretionary	72,999,959	-	72,999,959	-
Financials	4,397,441	-	4,397,441	-
Health Care	5,277,808	-	5,277,808	-
Industrials	2,787,504	-	2,787,504	-
Information Technology	10,300,548	-	10,300,548	-
Real Estate	734,363,842	-	734,363,842	-

Non-Convertible Preferred Stocks
Energy	5,010,013	5,010,013	-	-
Financials	54,393,481	54,393,481	-	-
Real Estate	120,375,789	120,375,789	-	-

Preferred Securities
Energy	2,015,219	-	2,015,219	-

Money Market Funds	50,889,222	50,889,222	-	-
Total Investments in Securities:	2,153,666,102	756,746,876	1,381,520,344	15,398,882
Financial Statements

Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$2,102,776,880
Investments in securities, at value - affiliated issuers	50,889,222
Cash	7,087
Receivable for investments sold	527,343
Dividends receivable	693,165
Interest receivable	15,142,624
Distributions receivable from affiliated funds	205,093
Prepaid expenses	21,524
Total assets	2,170,262,938
Liabilities
Payable for investments purchased	4,330,459
Accrued management fee	956,640
Other payables and accrued expenses	97,338
Total liabilities	5,384,437
Net Assets	$2,164,878,501
Net assets consist of:
Paid in capital	2,162,979,369
Total accumulated earnings (loss)	1,899,132
Net Assets	$2,164,878,501

Net Asset Value and Maximum Offering
Net Asset Value, offering price and redemption price per share ($2,164,878,501/217,564,650 shares)	$9.95

Other Information
Unaffiliated issuers, cost	2,111,409,896
Affiliated issuers, cost	50,886,532
Statement of Operations

For the period April 21, 2026 (commencement of operations) through July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$8,717,365
Dividends - affiliated issuers	825,355
Interest	19,588,842
Total investment income	29,131,562
Expenses
Management fee	2,896,296
Custodian fees and expenses	1,739
Independent trustees' fees and expenses	761
Registration fees	38,723
Audit	74,752
Legal	19
Miscellaneous	210
Total expenses	3,012,500
Expense reimbursements and reductions	(1,066)
Total expenses after reductions	3,011,434
Net investment income (loss)	26,120,128
Net realized gain (loss)
Investments - unaffiliated issuers	6,986
Investments - affiliated issuers	(6,157)
Foreign currency transactions	(1,951)
Net realized gain (loss)	(1,122)
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	(8,633,016)
Investments - affiliated issuers	2,690
Assets and liabilities in foreign currencies	892
Total change in net unrealized appreciation (depreciation)	(8,629,434)
Net gain (loss)	(8,630,556)
Net increase (decrease) in net assets resulting from operations	$17,489,572

Statement of Changes in Net Assets
For the period April 21, 2026 (commencement of operations) through July 31, 2026
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$26,120,128
Net realized gain (loss)	(1,122)
Change in net unrealized appreciation (depreciation)	(8,629,434)
Net increase (decrease) in net assets resulting from operations	17,489,572
Distributions to shareholders
Distributions to shareholders	(15,584,943)
Total distributions	(15,584,943)
Net increase (decrease) in net assets resulting from share transactions	2,162,973,872
Total increase (decrease) in net assets	2,164,878,501
Net Assets
Beginning of period	-
End of period	$2,164,878,501
Financial Highlights
Fidelity® SAI Real Estate Income Fund

Years ended July 31,	2026 A
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B, C	.13
Net realized and unrealized gain (loss)	(.11)
Total from investment operations	.02
Distributions
Distributions from net investment income	(.07)
Total distributions	(.07)
Net asset value, end of period	$9.95
Total Return D, E	.23%
Ratios and Supplemental Data C, F, G
Ratio of expenses to average net assets before reductions	.54% K, L
Ratio of expenses to average net assets net of fee waivers, if any	.54% K, L
Ratio of expenses to average net assets net of all reductions, if any	.54% K, L
Ratio of net investment income (loss) to average net assets	4.78% K, L
Net assets, end of period	$2,164,878,501
Portfolio turnover rate I, J	6% H

AFor the period April 21, 2026 (commencement of operations) through July 31, 2026.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns for periods of less than one year are not annualized.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HPortfolio turnover rate excludes securities received or delivered in-kind.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
JAmount not annualized.
KAnnualized.
LAudit fees are not annualized.
Notes to Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® SAI Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Bank Loan Obligations, Non-Convertible Corporate Bonds and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset-Backed Securities and Commercial Mortgage Securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities  may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For any foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities  are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Brokers which make markets in asset backed securities, collateralized mortgage obligations and commercial mortgage securities may also consider such factors as the structure of the issue, cash flow assumptions, the value of underlying assets as well as any guarantees.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Certain fees are earned in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as interest in the financial statements.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: foreign currency transactions and partnerships.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® SAI Real Estate Income Fund	2,162,377,733	23,947,177	(32,658,808)	(8,711,631)

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® SAI Real Estate Income Fund	10,609,870	(8,710,739)

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Total ($)
Fidelity® SAI Real Estate Income Fund	15,584,943	15,584,943

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

  3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® SAI Real Estate Income Fund	381,736,078	96,471,944

  4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provides the Fund with investment management related services.

For these services, the Fund pays a monthly management fee to the investment adviser.

The management fee is based on an annual management fee rate of the Fund's average net assets as presented in the table below.

Annual Management Fee Rate (%)
Fidelity® SAI Real Estate Income Fund	0.532

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® SAI Real Estate Income Fund	513

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® SAI Real Estate Income Fund	-	594,166	(8,618)

Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

July 31, 2026
	Shares	Total Proceeds ($)
Fidelity® SAI Real Estate Income Fund	195,913,373	1,947,378,929

  5. Expense Reductions.
Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® SAI Real Estate Income Fund	1,066

  6. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

Year ended ($)
July 31, 2026
Fidelity® SAI Real Estate Income Fund
Fidelity® SAI Real Estate Income Fund (Commencement of sale of shares April 21, 2026)	15,584,943
Total	15,584,943

  7. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Dollars
	Year ended	Year ended ($)
	July 31, 2026	July 31, 2026

Fidelity® SAI Real Estate Income Fund (Commencement of sale of shares April 21, 2026)
Shares sold	216,249,917	2,149,889,129
Reinvestment of distributions	1,564,753	15,584,943
Shares redeemed	(250,020)	(2,500,200)
Net increase (decrease)	217,564,650	2,162,973,872

  8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Core Income Fund
Fidelity ® SAI Real Estate Income Fund	100%
  9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Securities Fund and the Shareholders of Fidelity SAI Real Estate Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI Real Estate Income Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2026, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from April 21, 2026 (commencement of operations) through July 31, 2026, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, and the results of its operations, the changes in its net assets, and the financial highlights for the period from April 21, 2026 (commencement of operations) through July 31, 2026, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 17, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 1.55% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $15,584,943 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 0.79% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 47.57% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI Real Estate Income Fund
At its January 2026 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requested and considered a broad range of information.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third-party service providers, principally, custodians, subcustodians, and pricing vendors. The Board also considered that the fund is offered exclusively to Fidelity's managed account programs and other Fidelity proprietary investment solutions, and is not offered to the general public.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment Performance. The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds. The Board also considered the fact that it oversees funds managed by FMR that have similar investment objectives and policies as the fund.
Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's proposed management fee and total expenses, the Board noted that FMR may agree to waive fees or reimburse expenses from time to time.
Comparisons of Management Fee and Total Expense Ratio. The information provided to the Board indicated that the fund's proposed management fee rate is below the median fee rate of funds with similar Morningstar categories that have comparable investment mandates and sales load types (as classified by Lipper), regardless of whether their management fee structures are comparable. Further, the information provided to the Board indicated that the projected total net expense ratio is below the median of those funds and classes used by the Board for management fee comparisons.
Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability. The fund is a new fund and therefore no revenue, cost, or profitability data were available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.
Economies of Scale. The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be approved through May 31, 2027.
Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI Real Estate Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and its applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account and market information over the Internet, via Fidelity's mobile app and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity other than the fund, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar investment mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) and their shareholders have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also considered that shareholders benefit from pricing funds at scale from inception. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the most recent findings of the committee.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.9922165.100
SRI-ANN-0926

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Securities Fund

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	September 22, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	September 22, 2026

By:	/s/Stephanie Caron
Stephanie Caron
Chief Financial Officer (Principal Financial Officer)

Date:	September 22, 2026